UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06557

RidgeWorth Funds

(Exact name of registrant as specified in charter)
RidgeWorth Capital Management, Inc.
3333 Piedmont Road, Suite 1500
Atlanta, GA 30305

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Julia Short	W. John McGuire
RidgeWorth Funds	Morgan, Lewis & Bockius LLP
3333 Piedmont Road, Suite 1500	1111 Pennsylvania Ave., NW
Atlanta, GA 30305	Washington, DC 20004-2541
Registrant’s telephone number, including area code: 1-888-784-3863
Date of fiscal year end: March 31
Date of reporting period: March 31, 2011

Item 1.	Report to Shareholders.

2011 Annual Report
Equity Funds
March 31, 2011
RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

TABLE OF CONTENTS
RIDGEWORTH FUNDS  March 31, 2011

Letter to Shareholders	1

Management Discussion of Fund Performance

Equity Funds:
Aggressive Growth Stock Fund	3
Emerging Growth Stock Fund	5
International Equity 130/30 Fund	7
International Equity Fund	9
International Equity Index Fund	11
Large Cap Core Growth Stock Fund*	13
Large Cap Growth Stock Fund	15
Large Cap Quantitative Equity Fund	17
Large Cap Value Equity Fund	19
Mid-Cap Core Equity Fund	21
Mid-Cap Value Equity Fund	23
Real Estate 130/30 Fund	25
Select Large Cap Growth Stock Fund	27
Small Cap Growth Stock Fund	29
Small Cap Value Equity Fund	31
U.S. Equity 130/30 Fund	33
Allocation Strategies:
Aggressive Growth Allocation Strategy	35
Conservative Allocation Strategy	37
Growth Allocation Strategy	39
Moderate Allocation Strategy	41

Schedules of Portfolio Investments	43

Statements of Assets and Liabilities	90

Statements of Operations	94

Statements of Cash Flows	98

Statements of Changes in Net Assets	99

Financial Highlights	113

Notes to Financial Statements	121

Report of Independent Registered Public Accounting Firm	145

Other Federal Tax Information	146

Trustees and Officers of the RidgeWorth Funds	147

Additional Information	149

* Formerly Large Cap Core Equity Fund.

LETTER TO SHAREHOLDERS
RIDGEWORTH FUNDS  March 31, 2011

Dear Valued Client,

We are encouraged to report that the economy and the financial markets have continued to recover nicely from the Great Recession. In addition, we are pleased to report that the RidgeWorth Funds continued to perform exceptionally well.

Before we delve into our annual review and outlook, the entire RidgeWorth Funds staff and I want to thank you, our valued RidgeWorth shareholders, for choosing and supporting our mutual funds. We focus all our efforts on helping you achieve your investing goals and we are grateful that you have placed your confidence in us. Our mission is to earn your trust not only through superior risk-adjusted investment performance, but also through the excellent service we provide you. One example of such efforts is our newly expanded research and analysis section you can find on our website, www.RidgeWorth.com. We encourage you to take a few minutes to look it over and think you will find it very helpful.

A year ago, we emphasized that both the global economy and the financial markets turned the corner on the most severe downturn in recent memory and that future prospects were positive. We believed that there would be lingering headwinds from the financial crisis stemming from actions taken to correct the debt bubble. Likewise, we were concerned that the housing industry would remain challenged and economic growth, though positive, would be below average.

The shape and character of the current recovery, which began in mid-2009, has been measurably different from previous upturns. Inflation-adjusted growth during this period has been less than 60% of the average of previous recoveries, but the impact of slower growth has not been spread evenly across the economy. Consumer spending, home building, and state and local government outlays are all areas that have been hit particularly hard. Sluggish job growth has hampered consumer spending. Persistent weakness in home values has depressed construction activity, despite continued low interest rates. The decline in home values, in turn, put severe strains on local government finances forcing major spending cuts and layoffs. In large measure, these strains can be tied to past excess borrowing.

There have also been areas of notable relative strength in this cycle including business investment spending and exports. Corporations and businesses restructured aggressively during the downturn and achieved strong and better than expected profitability. Stronger profitability, in turn, helped fund new capital expenditures. The weaker dollar, the result of accommodative and controversial monetary policy and stimulative fiscal policy, helped improve our global competitiveness. Further support came from the Federal Reserve, which began a second round of quantitative easing to help enhance market liquidity and spur investment, and from Congress, which approved a cut in payroll taxes for 2011. Inflation remained low in aggregate, but increases in energy and commodity prices put upward pressure on consumer necessities like food and gasoline.

Against last year’s backdrop of relatively slow growth, stronger corporate earnings, and operating cash flows enhanced by low short-term interest rates and reasonable valuations, equity markets moved higher. The S&P 500 Index1 added over 15% for the 12 months ended March 31, 2011. Mid-cap and small-cap stocks were even stronger, rising 24% and 26%, respectively. Pro-cyclical sectors such as Energy, Materials, and Industrials led the advance while Financials and Health Care stocks lagged. International stocks in the developed markets also improved but lagged in the U.S.

The fixed-income markets also improved over the past year as the Federal Reserve’s low interest rate policy supported low bond yields and narrower credit spreads. The Barclays Capital U.S. Aggregate Bond Index2 rose just over 5% for the year, while corporate bonds and high yield securities gained 7.4% and 14.3%, respectively. The shape of the Treasury yield curve remained historically steep despite lower yields.

The RidgeWorth Funds continued to perform exceptionally well in these strong markets. More than 70% of the RidgeWorth Funds beat their Lipper Peer Group averages for each of the 1-, 3-, 5-, and 10-year periods ended March 31, 2011. Similarly, 55% of our equity and fixed income funds received either four or five stars from Morningstar, while all four of our Asset Allocation funds received these ratings. Beyond investment performance, we have good news to share in the marketing and distribution area as the Mutual Fund Education Alliance (MFEA) presented RidgeWorth Capital Management, Inc. with four awards in the medium-sized mutual fund family. RidgeWorth Capital Management, Inc. won the “Overall Advisor Communication Award” for tools and resources we developed to help advisors educate investors about specific investment styles and topics. It is a great honor to be recognized not only for strong fund investment performance but also for client service and education.

1

LETTER TO SHAREHOLDERS  (concluded)
RIDGEWORTH FUNDS  March 31, 2011

Our outlook for the economy and the markets remains positive due to improving job growth, low interest rates, and reasonable equity valuations. However, we also believe many of the challenges that affected the markets over the past year are still with us; a weak housing market, heavy consumer debt burdens, high unemployment, record federal deficits, and fiscal strains both locally and in the European Union. An additional challenge will be the sharp rise in food and energy prices we have experienced recently. Moreover, with the S&P 500 Index1 up nearly 100% from the 2009 low and credit spreads closer to historical norms, we believe such strong returns will prove difficult to achieve over the upcoming year. We expect a slower than normal pace of recovery because of the headwinds mentioned above but inflation will likely trend higher due to the rise in food and energy prices. We also believe that despite the recent increases in inflation, the Federal Reserve may continue to keep interest rates artificially low for a longer period given the relatively weak condition of the consumer.

The past year has been good for the economy, the markets, and the RidgeWorth Funds. We would like to again thank you for your trust and confidence in us, and we look forward to another great year together.

Sincerely,

Ashi Parikh

Chairman, CEO, CIO
RidgeWorth Capital Management, Inc.

[1]	The S&P 500 Index is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

2

AGGRESSIVE GROWTH STOCK FUND
Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
• Leslie Tubbs, CFA, CIC

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

U.S. equities scrambled to a second straight year of gains, in spite of a parade of macro-economic shocks over the last 12 months (eurozone debt crisis, double-dip fears, Middle East unrest and Japan’s nightmare). Likewise, in successive years, the RidgeWorth Aggressive Growth Stock Fund I Shares outperformed with a 27.99% advance compared to the Russell 3000® Growth Index’s return of 19.24% for the 12 months ended March 31, 2011.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Stockpicking within the Information Technology and Consumer Discretionary sectors was the salient factor driving the Fund’s outperformance for the period. These significant gains far outweighed weak returns in Health Care and Industrial sectors.

For the majority of 2010, Information Technology stocks were favored as the economic recovery relied heavily on technology-provided efficiency gains. Fund holdings Apple Inc. and QUALCOMM Inc. were notable standouts. Apple had much to celebrate over the last 12 months. The company posted record revenue and profits with the continued popularity of its mobile devices. The recent quarterly report was only the second to include iPad results; however the gadget has already established an unexpectedly strong foothold among corporate users. The company has developed a more “business friendly” emphasis with the iPad, adding virtual private network support and remote deletion of data in the event of theft or loss. QUALCOMM Inc.’s steady results are attributable to growing chipset and licensing revenue from its customers’ feature-rich smartphone sales. The company’s extensive patent portfolio offers protection against competition, while ongoing proliferation of more advanced and expensive cell phones bolster revenues. Efforts by the Chinese government to ramp up 3G services, as well as 3G launches in India, could boost royalty and chipset revenues through 2011.

How do you plan to position the Fund, based on market conditions?

The Fund’s Information Technology sector will remain positioned in, and seek new investments in companies facilitating continued growth in mobile applications, cloud-based infrastructure and security/computing solutions. Consumer Discretionary holdings have been tailored primarily to ecommerce and luxury or high-end retail, which is experiencing a very different economic recovery than the mid-to-lower income tiers. Prospects for continued economic growth remain good, deleveraging continues to progress, corporate profit growth is solid and equity valuations are providing a cushion to exogenous shocks. Despite significant positive Fund performance over the past two years, we are not complacent in our search for those companies with prospects for strong revenue and earnings growth.

3

AGGRESSIVE GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
						Since
Aggressive Growth Stock Fund		Inception Date	1 Year	3 Year	5 Year	Inception
A Shares	without sales charge	2/23/04	27.58%	11.74%	6.99%	7.80%
	with sales charge*		20.24%	9.57%	5.74%	6.91%

I Shares		2/23/04	27.99%	12.08%	7.31%	8.13%

Russell 3000® Growth Index			19.24%	5.58%	4.32%	4.93% **

Prospectus Expense Ratio[1]						Gross
A Shares						1.51%

I Shares						1.21%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return and the hypothetical $10,000 investment for the Russell 3000® Growth Index is for the period from 2/29/04 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

4

EMERGING GROWTH STOCK FUND
Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
•	Leslie Tubbs, CFA, CIC

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

U.S. equities scrambled to a second straight year of gains, in spite of a parade of macro-economic shocks (eurozone debt crisis, double-dip fears, Middle East unrest and Japan’s nightmare). While it was a good year for equities in general, it was an even better year for shares of smaller companies as they doubled large cap gains. Better still, the RidgeWorth Emerging Growth Stock Fund I Shares gained 46.57% for the 12 months ended March 31, 2011, significantly outperforming the Russell Midcap® Growth Index’s return of 26.60%.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Stockpicking within the Information Technology sector was the factor driving performance, delivering 70% of the Fund’s overall return. These significant gains far outweighed inconsequential losses in the Industrial and Materials sectors.

For the majority of 2010, Information Technology stocks were favored as the economic recovery relied heavily on technology-provided efficiency gains. In November 2010, EMC Corporation announced a high-premium, take-out offer for Fund holding Isilon Systems, Inc., a high-end network attached storage company. The position was sold shortly thereafter making it the single highest contributor in the Fund for the year. 2010 was also the year of the cloud, as shared-resource computing firmly gained prominence within the IT investment landscape and convinced even the cynics of its virtues. Fund holding F5 Networks remained at the center of that revolution as the company’s role within the cloud extends to providing security, real time availability and performance of applications for physical and virtual infrastructures. The secular opportunity for eCommerce remains strong and MercadoLibre, Inc., Latin America’s largest online auction host, is riding the wave. Brazilian internet usage is expected to double over the next five years and along with middle-class expansion should bode well for this company’s future earnings prospects.

Amongst Consumer Discretionary holdings, lululemon athletica Inc., a yoga-inspired athletic apparel company, generated key positive performance and delivered the holy grail of retailing: high-demand merchandise and the resulting robust profit margins and earnings growth. Apart from opportunities to more than double the store base in the U.S., the company continues to benefit from healthy living trends and a return of the high-end consumer.

How do you plan to position the Fund, based on market conditions?

The Fund’s Information Technology sector will remain positioned in, and seek new investments in companies facilitating continued growth in mobile applications, cloud-based infrastructure and security/computing solutions. Consumer Discretionary holdings have been tailored primarily to eCommerce and luxury or high-end retail, which is experiencing a very different economic recovery than the mid-to-lower income tiers. Prospects for continued economic growth remain good, deleveraging continues to progress, corporate profit growth is solid and equity valuations are providing a cushion to exogenous shocks. Despite significant positive Fund performance over the past two years, we are not complacent in our search for those companies with prospects for strong revenue and earnings growth.

5

EMERGING GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Growth Index, which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
						Since
Emerging Growth Stock Fund		Inception Date	1 Year	3 Year	5 Year	Inception
A Shares	without sales charge	2/23/04	46.22%	15.31%	7.63%	8.96%
	with sales charge*		37.82%	13.04%	6.36%	8.05%

I Shares		2/23/04	46.57%	15.65%	7.94%	9.30%

Russell Midcap® Growth Index			26.60%	7.63%	4.93%	7.66% **

Prospectus Expense Ratio[1]						Gross
A Shares						1.54%

I Shares						1.24%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return and the hypothetical $10,000 investment for the Russell Midcap® Growth Index is for the period from 2/29/04 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

6

INTERNATIONAL EQUITY 130/30 FUND
Portfolio Managers

•	Kevin Means, CFA
•	Vincent Fioramonti, CFA
•	Neil Kochen, CFA

Investment Concerns

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

This Fund engages in short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.

Active investment strategies can increase expenses and may have tax implications.

This is a specialized investment strategy that may not be suitable for all investors.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The RidgeWorth International Equity 130/30 Fund I Shares returned 11.24% underperforming the 13.98% return for the Fund’s benchmark, FTSE All-World Ex U.S. Index, for the 12 months ended March 31, 2011. This Fund emphasizes securities with attractive relative value, positive earnings momentum, favorable insider/management signaling and short-term price reversal characteristics that have added positive relative return over the period.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Our primary strategy involves emphasizing securities with positive exposure to our alpha factors and these factors produced very attractive results over the period, especially our Momentum/Sentiment factors and our Relative Value factors. We estimate that our alpha factors added 7.35% to the Fund during the year, relative to the market. The Fund’s exposure to our primary risk factors was modest relative to the benchmark, but in this volatile market environment even small differences relative to the benchmark had a large effect, adding 1.36% in relative return. The largest detractor from returns was our Active Return from Trading. Our daily rebalancing, including the transaction costs of implementing our trades cost the Fund 9.23% during the year. Regional weights detracted from return by 2.43%. Finally, stock-specific residual return (idiosyncratic return not explained by a stock’s risk and alpha factor characteristics) had a slight positive effect on return (0.50%) during this volatile period.

How do you plan to position the Fund, based on market conditions?

Today’s market can be characterized by lingering fear and uncertainty regarding fiscal policy and the pace of economic recovery, though investors are increasingly relying on factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market has reacted quite positively to the continuing (albeit slow) global recovery; however several economic signals confirm that the pace of economic growth is not very robust and may not be sustained (e.g., employment and factory orders/manufacturing data). Though we are encouraged by the recent very positive returns, there continue to be significant economic, policy and geopolitical concerns that may weigh on the market in the coming quarter. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. We firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns.

7

INTERNATIONAL EQUITY 130/30 FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 12/26/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the FTSE All-World Ex U.S. Index, which is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large- (83%) and mid-(17%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 90-95% of the world’s investable market capitalization. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
					Since
International Equity 130/30 Fund		Inception Date	1 Year	3 Year	Inception
A Shares*	without sales charge	12/26/07	11.15%	–4.21%	–7.93%
	with sales charge**		4.80%	–6.08%	–9.58%

I Shares		12/26/07	11.24%	–4.02%	–7.76%

FTSE All-World Ex U.S. Index			13.98%	–0.05%	–2.54% ***

Prospectus Expense Ratio[1]					Gross
A Shares					3.80%

I Shares					2.94%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least 8/1/11 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.85% and 1.55% in the A Shares and I Shares, respectively. The estimated dividend expense, as of the date of the prospectus date, totaled 2.02% and 1.46% in the A Shares and I Shares, respectively, of net assets and is included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares were offered beginning on 7/2/08. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

***	The performance return and the hypothetical $10,000 investment for the FTSE All-World Ex U.S. Index is for the period from 12/31/07 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

8

INTERNATIONAL EQUITY FUND
Portfolio Manager

•	Chad Deakins, CFA

Investment Concerns

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) rose with a 10.42% net return for the one-year period ended March 31, 2011. Nordic markets led other international markets—Sweden 30.93%, Denmark 30.35% and Norway 26.60%. Germany and Austria were also strong with 19.71% and 17.93% returns, respectively. Greece and Ireland, both facing financial issues, lagged the broader market and declined -26.89% and -10.29%, respectively. MSCI EAFE growth stocks led value stocks for the period. Small caps beat large caps and emerging markets led developed markets.

The RidgeWorth International Equity Fund I Shares outperformed the benchmark during the year with a return of 11.29%.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s attention to the business cycle, strategic allocation and risk control proved beneficial to relative performance during the last year. As the economic recovery continued, the Fund was and continues to be overweight in cyclical sectors. Stock selection within the Financial sector also added to the Fund’s relative gains. The risk control aspects of the portfolio, such as the quality bias served the Fund well during the period. Despite the Fund’s positioning for continued market appreciation, it only lagged slightly during the weaker market periods.

How do you plan to position the Fund, based on market conditions?

As the global economic expansion matures, it remains clear that economic and fiscal health varies from country to country. Emerging market economies are also beginning to tighten as they have begun to experience rapid inflation. This expansion and inflation is fueled by several factors including readily available U.S liquidity and the expansion and growing wealth of the emerging markets middle class as well as the broader global economic recovery. The recovery for the developed markets of Europe is fragmented. Northern Europe remains strong while Europe as a whole has been slower to recover due to austerity measures.

Despite this fragmentation, equity market valuations are not yet stretched and inflation remains contained within the developed markets. Historically, when inflation has remained low and Gross Domestic Product (GDP) growth occurs, equity markets returns have been positive. Moving forward we will opportunistically decrease exposure to cyclical names and move to more neutral positions as we see less probability of extended accommodative policy in the U.S.

9

INTERNATIONAL EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
International Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	10.98%	–2.85%	0.67%	4.67%
	with sales charge*	4.56%	–4.75%	–0.51%	4.05%

I Shares		11.29%	–2.54%	0.95%	5.01%

MSCI EAFE Index		10.42%	–3.01%	1.30%	5.39%

Prospectus Expense Ratio[1]					Gross
A Shares					1.61%

I Shares					1.31%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

10

INTERNATIONAL EQUITY INDEX FUND
Portfolio Managers

•	Chad Deakins, CFA
•	Matthew Welden

Investment Concerns

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) Gross Domestic Product (GDP) Weighted Index rose with a 9.75% net return for the one-year period ended March 31, 2011. Nordic markets led other international markets—Sweden 30.93%, Denmark 30.35% and Norway 26.60%. Germany and Austria were also strong with 19.71% and 17.93% returns, respectively. Greece and Ireland, both facing financial issues, lagged the broader market and declined -26.89% and -10.29%, respectively. MSCI EAFE growth stocks led value stocks for the period. Small caps beat large caps and emerging markets led developed markets.

The RidgeWorth International Equity Index Fund I Shares remained true to its investment strategy with a return of 9.55%.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s stratified sampling methodology and efficient management of cash flows allowed the Fund to perform as expected. Underperformance relative to the benchmark is a result of fees.

How do you plan to position the Fund, based on market conditions?

As the global economic expansion matures, it remains clear that economic and fiscal health varies from country to country. China has been and continues to tighten economic policy to curb overzealous expansion. Other emerging market economies are also beginning to tighten as they have begun to experience rapid inflation. This expansion and inflation is fueled by several factors including readily available U.S. liquidity and the expansion and growing wealth of the emerging market middle class as well as the broader global economic recovery. The recovery for the developed markets of Europe is fragmented. Northern Europe remains strong while Europe as a whole has been slower to recover due to austerity measures.

Despite this fragmentation, equity market valuations are not yet stretched and inflation remains contained within the developed markets. Historically, when inflation has remained low and GDP growth occurs, equity market returns have been positive.

11

INTERNATIONAL EQUITY INDEX FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Europe Australasia and Far East (MSCI EAFE) GDP Weighted Index Net Dividend, which is a market capitalization index that measures market equity performance based upon indices from foreign and developed countries. The country weighting of the index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
International Equity Index Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	9.23%	–5.34%	–0.10%	4.08%
	with sales charge*	2.94%	–7.19%	–1.28%	3.47%

I Shares		9.55%	–5.05%	0.17%	4.45%

MSCI EAFE GDP Weighted Index Net Dividend		9.75%	–4.87%	0.40%	5.22%

Prospectus Expense Ratio[1]					Gross
A Shares					0.98%

I Shares					0.68%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

12

LARGE CAP CORE GROWTH STOCK FUND*
Portfolio Manager

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the fiscal year ended March 31, 2011 the RidgeWorth Large Cap Core Growth Stock Fund (formerly Large Cap Core Equity Fund) I Shares returned 11.08% while the S&P 500 Index returned 15.65%. The Fund underperformed the benchmark by 457 basis points. Half of the Fund underperformance is attributable to stock selection and the other half is the results of sector weightings relative to the benchmark.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

For the fiscal year end March 31, 2011 market volatility remained high. From late April 2010 until early July 2010 the S&P 500 Index experienced a major correction declining by 15.2%. Financial, environmental, political, technical and economic concerns all joined forces to push stocks lower and drive investors into Treasuries. However, economic reports were generally favorable, but they were trumped by fears of European Union sovereign debt crisis, damage from the Gulf oil spill, tensions on the Korean peninsula and the technical “flash crash” on May 6th. Few major portfolio changes were made during this period as the investment team continued to believe that the economy would not fall into a double dip recession. From late summer until the fiscal year end the S&P 500 Index gained almost 30% in 9 months.

Stock selection was especially difficult in the Industrials sector. The Fund’s industrial sector return was 11.4%; however, the S&P 500 Index Industrial sector returned 21.9% during the fiscal year. Industrial stocks that negatively impacted relative performance the most were Raytheon and L-3 Communications, both in the defense industry, as well as Masco, a building products company. In addition, the Fund’s Telecommunication and Utility sectors underperformed the benchmark significantly. Although these sectors represent a small portion of the benchmark the investment team did not own any of the winners.

How do you plan to position the Fund, based on market conditions?

In February 2011 (one month before the Fund’s fiscal year end) the investment team for the Fund changed. The new team’s investment strategy focuses on reasonably priced stocks where earnings are growing and exceeding investor expectations.

As the economy and the stock market transition from an economic recovery to a period of expansion, a rising tide may not be strong enough to lift all boats. A clear competitive advantage, solid current fundamentals and prospects for improving revenues, as well as margins should began to play a larger role in market leaders versus laggards. The team does not believe all companies will participate in the next phase of stock market upswing. The expected environment makes stock selection more important in portfolio construction. As a result, the investment team will focus on those stocks that best fit our investment criteria.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the team will invest in companies that have shown year over year increases in operating margins, growth in revenues and improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and add alpha through stock selection.

*	On May 13, 2011, the Fund changed its name from the RidgeWorth Large Cap Core Equity Fund to the RidgeWorth Large Cap Core Growth Stock Fund (see Note 8).

13

LARGE CAP CORE GROWTH STOCK FUND*

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Standard & Poors 500 Index (“S&P 500”), which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. This index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Large Cap Core Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	10.77%	1.17%	0.77%	3.44%
	with sales charge**	4.41%	–0.81%	-0.42%	2.83%

C Shares	without CDSC	9.99%	0.42%	0.02%	2.67%
	with CDSC**	8.99%	0.42%	0.02%	2.67%

I Shares		11.08%	1.41%	1.02%	3.67%

S&P 500 Index		15.65%	2.35%	2.62%	3.29%

Prospectus Expense Ratio[1]					Gross
A Shares					1.18%

C Shares					1.93%

I Shares					0.93%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	On May 13, 2011, the Fund changed its name from the RidgeWorth Large Cap Core Equity Fund to the RidgeWorth Large Cap Core Growth Stock Fund (see Note 8).

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

14

LARGE CAP GROWTH STOCK FUND
Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra

• Sandeep Bhatia, PhD, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the fiscal year ended March 31, 2011 the RidgeWorth Large Cap Growth Stock Fund I Shares returned 20.48% while the Russell 1000® Growth Index returned 18.26%. The Fund outperformed the benchmark by 222 basis points. Five of the Fund’s economic sectors returned more than 25% during the fiscal year and stock selection was particularly good in the Consumer Discretionary, Consumer Staples, Technology and Materials sectors.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

For the fiscal year end March 31, 2011 market volatility remained high. From late April 2010 until early July 2010 the S&P 500 Index experienced a major correction declining by 15.2%. Financial, environmental, political, technical and economic concerns all joined forces to push stocks lower and drive investors into Treasuries. However, economic reports were generally favorable, but they were trumped by fears of European Union sovereign debt crisis, damage from the Gulf oil spill, tensions on the Korean peninsula and the technical “flash crash” on May 6th. Few major portfolio changes were made during this period as the investment team continued to believe that the economy would not fall into a double dip recession. From late summer until the fiscal year end the S&P 500 Index gained almost 30% in 9 months.

During the correction, Priceline, an online travel company, and Carnival Corp., a cruise and vacation company, both consumer discretionary stocks, lost more than 20% of their value; however, both gained nicely during the Fund’s second fiscal quarter reversing all losses experienced in the prior quarter.

Consumer Discretionary stocks continued to add value through the fiscal year end with BorgWarner, an auto parts manufacturer, Priceline.com, an online travel company, and Las Vegas Sands, a gaming company, all gaining more than 90% during that period. Several new positions in the Fund performed very well during the year Green Mountain Coffee Roasters increased by more than 95% in the fourth quarter when the company announced a major distribution agreement with Starbucks. Lubrizol, a materials stock, increased by more than 25% when Berkshire Hathaway announced they would purchase the company. In the most recent quarter within the Technology sector, Baidu, the Chinese internet search engine company, and ARM Holdings, a semiconductor chip company, both rose by more than 35% as they announced earnings significantly higher than Wall Street expectations.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools, allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha through superior, bottom-up stock selection. We believe our investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues and improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions, and add alpha through stock selection.

15

LARGE CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	20.09%	5.28%	4.23%	2.20%
	with sales charge*	13.23%	3.21%	3.01%	1.60%

C Shares	without CDSC	19.40%	4.58%	3.51%	1.61%
	with CDSC*	18.40%	4.58%	3.51%	1.61%

I Shares		20.48%	5.60%	4.54%	2.67%

Russell 1000® Growth Index		18.26%	5.19%	4.34%	2.99%

Prospectus Expense Ratio[1]					Gross
A Shares					1.34%

C Shares					2.04%

I Shares					1.04%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

16

LARGE CAP QUANTITATIVE EQUITY FUND
Portfolio Manager

•	Chad Deakins, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The S&P 500 Index posted a return of 15.65% during the one-year period ended March 31, 2011. Inflation remained contained but commodity prices continued to rise while crude oil pushed from around $83.00 per barrel to over $106.00 per barrel during the period. The domestic economy continued to recover with unemployment falling to 8.80% in the U.S. Foreign headlines of bailouts, earthquakes, tsunamis and nuclear meltdown dominated news flow.

The RidgeWorth Large Cap Quantitative Equity Fund I Shares outperformed the benchmark with a return of 18.06%.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The cross-sectional correlation of stocks has started to fall from very elevated levels. We have been in a period for the past few years where stocks all traded on mostly macroeconomic data. This type of period makes it more difficult to outperform through stock selection. Now with correlations falling, stock selection added more alpha and the Fund’s relative outperformance improved.

How do you plan to position the Fund, based on market conditions?

Our models continue to use a balanced strategy across investment styles at this stage in the economic cycle. The Fund remains diversified at all times even though the importance of each style factor might shift. The risk-controlled strategy continues to lead to smoother long-term outperformance. As can be expected, the models do experience periods of underperformance. However, as evidenced by the Fund’s longer-term performance, these periods are usually brief. As opportunities present themselves, our models will examine the increased alpha opportunities from the weighting of valuation and growth factors in the various stock selection models as the economy and the market move forward.

17

LARGE CAP QUANTITATIVE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 8/07/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Standard & Poor’s 500 Index (“S&P 500”), which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
						Since
Large Cap Quantitative Equity Fund		Inception Date	1 Year	3 Year	5 Year	Inception
A Shares	without sales charge	10/08/03	17.88%	3.24%	1.53%	5.70%
	with sales charge*		11.07%	1.22%	0.34%	4.86%

I Shares		08/07/03	18.06%	3.46%	1.77%	7.60%

S&P 500 Index			15.65%	2.35%	2.62%	6.00% **
						5.98% ***

Prospectus Expense Ratio[1]						Gross
A Shares						1.33%

I Shares						1.08%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return for the S&P 500 Index is for the period from 9/30/03 to 3/31/11.

***	The performance return and the hypothetical $10,000 investment for the S&P 500 Index is for the period from 7/31/03 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

18

LARGE CAP VALUE EQUITY FUND
Portfolio Manager

•	Mills Riddick, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12-month period ended March 31, 2011, the RidgeWorth Large Cap Value Equity Fund I Shares returned 16.69% compared to a 15.15% return for the Russell 1000® Value Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The primary reasons for our outperformance relative to the benchmark were due to the combination of our overweight position and stock selection in Industrials, stock selection in Materials and an underweight position in the Utilities Sector. Within the Industrials sector, Flour Corp. outperformed following a significant rebound in backlog and improved pricing in their bids. Flowserve Corp. was a positive contributor to relative performance after the company reported better than expected guidance in the second quarter and won five large contracts during the third quarter, boosting investor confidence in their growing backlog. In Materials, Air Products & Chemicals Inc. outperformed owing to the improving macroeconomic environment, signing of new project contracts and improved performance in the electronics segment which benefitted from restructuring and high demand.

Detractors to performance during the fiscal year were stock selection in Financials and Consumer Discretionary. In Financials, BB&T Corp. underperformed as concerns over real estate values and the credit clean-up in the Southeast U.S. hindered performance. In Consumer Discretionary, International Game Technology underperformed due to sluggish casino capital expenditure trends weighing on investor hopes for a near-term improvement in revenue and earnings.

How do you plan to position the Fund, based on market conditions?

We believe the global economy and corporate profits will remain on an upward trajectory and will exceed analyst expectations. Corporate balance sheets remain strong, cash levels are high and credit conditions are more relaxed. These factors combined with strong fiscal and monetary policies will continue to be positive catalysts for equity markets which will present us with additional opportunities to invest in select companies that meet our investment criteria. We believe pro-cyclical trends will continue in the near-term. As a result, we are overweight Industrials and Materials, and underweight Utilities.

During unprecedented times in financial markets, it’s very important that fearful events in the market do not disrupt the execution of a disciplined investment strategy. We believe our process was designed to do just that. We will take advantage of market dislocations as they present themselves but only if an investment meets our rigid criteria. We continue to look for low expectations stocks where we believe expectations are too low and will improve in the near future. We feel comfortable owning high quality, easier to understand companies with good products and management teams.

19

LARGE CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	16.37%	4.59%	4.01%	5.30%
	with sales charge*	9.69%	2.55%	2.79%	4.67%

C Shares	without CDSC	15.53%	3.83%	3.28%	4.54%
	with CDSC*	14.53%	3.83%	3.28%	4.54%

I Shares		16.69%	4.89%	4.33%	5.64%

Russell 1000® Value Index		15.15%	0.60%	1.38%	4.53%

Prospectus Expense Ratio[1]					Gross
A Shares					1.12%

C Shares					1.82%

I Shares					0.82%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

20

MID-CAP CORE EQUITY FUND
Portfolio Manager

•	Charles B. Arrington, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

Following the strong rebound from the 2009 lows, equity prices were in correction mode during the early part of the Fund’s most recent fiscal year. From a near-term peak in April, the Russell Midcap Index declined by about 17% before stabilizing during the summer. But as the summer came to a close, the market re-established its uptrend due in large part to increasing signs of economic recovery, ongoing growth in corporate profits, and improving confidence among consumers. For the year, the Russell Midcap Index gained 24.27%. In a reversal of the prior year, growth stocks outpaced value stocks while larger capitalization issues again trailed small- and mid-sized companies. Among midcap issues, the strongest sectors were energy, industrials, and consumer discretionary. The more defensive areas of consumer staples, healthcare, and utilities again lagged the overall index this year. And after a strong rebound in the prior year, financials settled into more moderate gains. The Ridgeworth Mid-Cap Core Equity fund enjoyed a solid year, posting a gain of 23.57%.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Fund results came in slightly behind those of the Index. On the positive side, the Fund enjoyed very strong gains from its technology and industrial holdings. In technology, networking, data warehousing, and selected semiconductor exposures were key in driving results. In the industrial sector, holdings in factory automation equipment, engineering & construction, and heavy machinery led sector gains. The Fund also did reasonably well in the finance area thanks in part to our exposure to one of the leading credit card companies. On the downside, relative sector results were weaker in healthcare and the consumer sectors. In healthcare, the portfolio lacked exposure to the high growth winners in biotechnology and medical technology. In the consumer areas, our household products exposure posted weak sales results while some of our restaurant and retail holdings trailed the sector. And finally, as the fiscal year progressed, we became a little more defensive and that impacted relative results in the second half of the year as risk appetites remained elevated and the market sustained its uptrend.

How do you plan to position the Fund, based on market conditions?

The Fund’s moderately defensive positioning seems appropriate for now but should economic momentum build even further, that may change as the new fiscal year evolves. At the sector level, moving forward, the energy and basic materials sectors remain of interest given ongoing demand from emerging economies around the world. Within the consumer discretionary sector, housing related issues are beginning to show greater stability and offer additional recovery potential. After more moderate results last year and with the benefit of additional improvement on the credit front, the financial sector appears poised for improvement as well. And, at some point, the technology sector should offer better entry points for new positions and sector weight may rise in that area.

And finally, the Fund’s Board of Directors voted to merge the Ridgeworth Mid-Cap Core Equity Fund into the Ridgeworth Mid-Cap Value Equity Fund which was effective at the end of April. As the Manager of the Fund over the past four years, it has been a pleasure serving the Fund and we wish all of our shareholders the best.

21

MID-CAP CORE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Index, which measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Mid-Cap Core Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	23.30%	5.34%	2.82%	5.52%
	with sales charge*	16.23%	3.28%	1.61%	4.90%

C Shares	without CDSC	22.51%	4.63%	2.12%	4.83%
	with CDSC*	21.51%	4.63%	2.12%	4.83%

I Shares		23.57%	5.65%	3.13%	5.90%

Russell Midcap® Index		24.27%	7.25%	4.67%	8.52%

Prospectus Expense Ratio[1]					Gross
A Shares					1.41%

C Shares					2.11%

I Shares					1.11%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

22

MID-CAP VALUE EQUITY FUND
Portfolio Manager

•	Don Wordell, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The RidgeWorth Mid-Cap Value Equity Fund I Shares returned 21.89% for the 12-month period ended March 31, 2011 underperforming the Russell Midcap® Value Index which returned 22.26% for the period.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

While the Fund’s absolute return was strong for the period, relative results slightly lagged the index due primarily to stock selections in Financials and Industrials. In Financials, MB Financial Inc. underperformed due to concerns over real estate values in Chicago metro and the credit related clean-up. MB Financial Inc. also increased its provision during the fiscal third quarter which contributed to weakness in the stock. In Industrials,GOL Linhas Aereas Inteligentes S.A. American Depositary Share underperformed owing to higher oil prices and global macro concerns despite traffic and margin trends improving.

Positive contributors to performance were stock selection in Materials, the combination of stock selection and our underweight position in Information Technology and our underweight position in Utilities. In Materials, Lubrizol Corp. outperformed as a result of being acquired by Berkshire Hathaway. In Information Technology, Xerox Corp. outperformed as the company reported better than expected second quarter results as well as indicating the Affiliated Computer Services, Inc. acquisition was progressing ahead of plan.

How do you plan to position the Fund, based on market conditions?

We believe the global economy and corporate profits will remain on an upward trajectory and will exceed analyst expectations. Corporate balance sheets remain strong, cash levels are high and credit conditions are more relaxed. These factors combined with strong fiscal and monetary policies will continue to be positive catalysts for equity markets which will present us with additional opportunities to invest in select companies that meet our rigid investment criteria. We believe pro-cyclical trends will continue in the near-term. As a result we are overweight Industrials and Materials, and underweight Utilities.

We will continue to adhere to our Value process, which uncovers stocks that pay secure dividends, trade at or near the lower-third of historical valuation and possess financial stability. If any one of the above mentioned criteria (yield, valuation, fundamentals) erodes, the stock is sold from the portfolio. The Fund will not abandon or massage the process to capture short-term performance, as history has shown valuation disconnects tend to revert to normalcy.

23

MID-CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
						Since
Mid-Cap Value Equity Fund		Inception Date	1 Year	3 Year	5 Year	Inception
A Shares	without sales charge	10/27/03	21.55%	13.26%	8.89%	12.50%
	with sales charge*		14.54%	11.06%	7.61%	11.62%

C Shares	without CDSC	11/30/01	20.71%	12.50%	8.13%	8.81%
	with CDSC*		19.71%	12.50%	8.13%	8.81%

I Shares		11/30/01	21.89%	13.57%	9.20%	9.74%

Russell Midcap® Value Index			22.26%	6.61%	4.04%	9.86% **
						9.71% ***

Prospectus Expense Ratio[1]						Gross
A Shares						1.35%

C Shares						2.05%

I Shares						1.05%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The performance return for the Russell Midcap® Value Index is for the period from 10/27/03 to 3/31/11.

***	The performance return and the hypothetical $10,000 investment for the Russell Midcap® Value Index is for the period from 11/30/01 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

24

REAL ESTATE 130/30 FUND
Portfolio Managers

•	Kevin Means, CFA
•	Vince Fioramonti, CFA
•	Neil Kochen, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

This Fund engages in short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as, real estate risk, interest rate risk, mortgage rate risk, market risk, regulatory risks, concentration risk, and diversification risk.

Active investment strategies can increase expenses and may have tax implications.

This is a specialized investment strategy that may not be suitable for all investors.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The RidgeWorth Real Estate 130/30 Fund I Shares returned 25.15% outperforming the 25.02% return for the Fund’s benchmark, the FTSE NAREIT Equity REITs Index, for the 12 months ended March 31, 2011. This Fund emphasizes securities with attractive relative value, positive earnings momentum, favorable insider/management signaling and short-term price reversal characteristics that have added positive relative return over the period.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Our primary strategy involves emphasizing securities with positive exposure to our alpha factors and these factors produced attractive results over the period, especially our Momentum/Sentiment factors and our Insider/Management factors. We estimate that our alpha factors added 3.65% to the Fund during the year relative to the market. The Fund’s exposure to our primary risk factors was modest relative to the benchmark, but in this volatile market environment even small differences relative to the benchmark had a large effect, adding 1.71% in relative return. Minor differences in industry exposure detracted 1.35% from performance return. The largest detractor from returns was our Active Return from Trading. Our daily rebalancing, including the transaction costs of implementing our trades, cost the Fund 4.30% during the year and our Stock Residual Active Return (idiosyncratic return not explained by a stock’s risk and alpha factor characteristics) cost the Fund 2.95% of relative return.

How do you plan to position the Fund, based on market conditions?

Today’s market can be characterized by lingering fear and uncertainty regarding fiscal policy and the pace of economic recovery, though investors are increasingly relying on factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market has reacted quite positively to the continuing (albeit slow) global recovery; however several economic signals confirm that the pace of economic growth is not very robust and may not be sustained (e.g., employment and factory orders/manufacturing data). Though we are encouraged by the recent very positive returns, there continue to be significant economic, policy and geopolitical concerns that may weigh on the market in the coming quarter. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. We firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns.

25

REAL ESTATE 130/30 FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 12/26/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the FTSE NAREIT Equity REITs Index, which is a capitalization-weighted index that spans the commercial real estate space across the U.S. economy. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
					Since
Real Estate 130/30 Fund		Inception Date	1 Year	3 Year	Inception
A Shares**	without sales charge	12/26/07	24.72%	–0.52%	0.56%
	with sales charge*		17.57%	–2.47%	–1.24%

I Shares**		12/26/07	25.15%	–0.31%	0.76%

FTSE NAREIT Equity REITs Index			25.02%	2.63%	2.87% †

Prospectus Expense Ratio[1]					Gross
A Shares					3.11%

I Shares					2.80%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.75% and 1.45% in the A Shares and I Shares, respectively. The estimated dividend expense, as of the date of the prospectus, totaled 0.77% and 0.76%, respectively, of net assets and is included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	Class I Shares began operations on 12/26/07. Class A Shares were offered beginning on 5/21/09. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

†	The performance return and the hypothetical $10,000 investment for the FTSE NAREIT Equity REITs Index is for the period from 12/31/07 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

26

SELECT LARGE CAP GROWTH STOCK FUND
Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the fiscal year ended March 31, 2011 the RidgeWorth Select Large Cap Growth Stock Fund I Shares returned 16.98% while the Russell 1000® Growth Index returned 18.26%. The Fund underperformed the benchmark by 128 basis points. Mediocre stock selection in Consumer Staples, Financials and Health Care hampered results.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

For the fiscal year end March 31, 2011 market volatility remained high. From late April 2010 until early July 2010 the S&P 500 Index experienced a major correction declining by 15.2%. Financial, environmental, political, technical and economic concerns all joined forces to push stocks lower and drive investors into Treasuries. However, economic reports were generally favorable, but they were trumped by fears of the European Union sovereign debt crisis, damage from the Gulf oil spill, tensions on the Korean peninsula and the technical “flash crash” on May 6th. Few major portfolio changes were made during this period as the investment team continued to believe that the economy would not fall into a double dip recession. From late summer until the fiscal year end the S&P 500 Index gained almost 30% in 9 months.

The Fund’s Health Care stocks declined by almost 2% while the benchmark’s Health Care stocks increased by more than 7%. Specifically, Baxter International declined by more than 20% after the company reported their first quarter earnings in April 2010. The company’s forward earnings guidance did not meet investor expectations as additional costs from the new healthcare legislation and a slowing of their plasma business was expected to reduce the firm’s future earnings growth rate from approximately 12% to 5%. In addition, WellPoint, a healthcare benefits company, was also negatively impacted by the new healthcare reform legislation. Several financial stocks also negatively impacted results—Goldman Sachs and PNC Financial both lost value during the fiscal year while the benchmark rose more than 18%.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools, allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha through superior, bottom-up stock selection. We believe our investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year over year increases in operating margins, growth in revenues and improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and add alpha through stock selection.

27

SELECT LARGE CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Valuation (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Select Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	16.64%	4.58%	4.57%	2.49%
	with sales charge**	9.91%	2.54%	3.33%	1.88%

C Shares	without CDSC	15.86%	3.83%	3.82%	1.67%
	with CDSC**	14.86%	3.83%	3.82%	1.67%

I Shares		16.98%	4.86%	4.86%	2.72%

Russell 1000® Growth Index		18.26%	5.19%	4.34%	2.99%

Prospectus Expense Ratio[1]					Gross
A Shares					1.26%

C Shares					1.96%

I Shares					0.96%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an adjustment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares were offered beginning on 10/14/03. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

28

SMALL CAP GROWTH STOCK FUND
Portfolio Managers

•	Christopher Guinther

• Joe Ransom, CFA

•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the fiscal year ended March 31, 2011 the RidgeWorth Small Cap Growth Stock Fund I Shares returned 28.90% while the Russell 2000® Growth Index returned 31.04%. The Fund underperformed the benchmark by 214 basis points. Stock selection in Health Care and Industrials sectors hampered relative performance. However, five of the Fund’s economic sectors returned more than 30% during the fiscal year.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

For the fiscal year end March 31, 2011 market volatility remained high. From late April 2010 until early July 2010 the S&P 500 Index experienced a major correction declining by 15.2%. Financial, environmental, political, technical and economic concerns all joined forces to push stocks lower and drive investors into Treasuries. However, economic reports were generally favorable, but they were trumped by fears of European Union sovereign debt crisis, damage from the Gulf oil spill, tensions on the Korean peninsula and the technical “flash crash” on May 6th. Few major portfolio changes were made during this period as the investment team continued to believe that the economy would not fall into a double dip recession. From late summer until the fiscal year end the S&P 500 Index gained almost 30% (in 9 months) and small cap stocks as measured by the Russell 2000 Index rose 44%.

The majority of the Fund’s relative underperformance occurred in the first fiscal quarter and was caused by mediocre stock selection within the Consumer Discretionary, Industrials and Health Care sectors. During the first quarter of 2010, biotechnology stocks soared adding positive relative performance to the Fund. Specifically InterMune’s stock price rose from $14 to $44 as their key drug was granted priority review by the Food and Drug Administration (FDA). Then in May the FDA asked for an additional trial. While this was not an outright non-approval, the FDA’s response represents a major negative outcome for the company’s key drug. This news caused the company’s stock price to decline to $12. Within the Consumer Discretionary sector a collection of retails stocks—Chico’s, Ethan Allen and Collective Brands—owned by the Fund were down more than 30% as investors feared a slowdown in consumer spending. In this extremely volatile year the Fund owned 42 stocks that returned over 50% from seven economic sectors.

How do you plan to position the Fund, based on market conditions?

The Fund moved to a more offensive position 18 months ago and continues to search for names that will benefit in the economic recovery. Additionally, the investment team has consolidated positions in technology hardware and semiconductors over the last several months, ousting pure cyclical companies not tied to positive secular end market demand (like tablets or smart phones). The Fund is looking for opportunities to increase the weighting in companies exhibiting a high level of earnings and revenue growth.

Our strategy utilizes a balanced approach to stock selection. This balanced approach, combined with sophisticated risk decomposition tools, allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations do not usually contribute more than 25% of the relative performance attribution. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha through superior, bottom-up stock selection. We believe our investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals where expectations should be increased. Generally, these companies will have shown progress towards improving operating margins, growth in revenues and/or market share and thus improving financial returns.

29

SMALL CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Small Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	28.59%	7.92%	1.38%	6.66%
	with sales charge*	21.18%	5.80%	0.19%	6.03%

C Shares	without CDSC	27.60%	7.18%	0.68%	5.93%
	with CDSC*	26.60%	7.18%	0.68%	5.93%

I Shares		28.90%	8.27%	1.69%	7.01%

Russell 2000® Growth Index		31.04%	10.16%	4.34%	6.44%

Prospectus Expense Ratio[1]					Gross
A Shares					1.52%

C Shares					2.22%

I Shares					1.22%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

30

SMALL CAP VALUE EQUITY FUND
Portfolio Manager

•	Brett Barner, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12-month period ended March 31, 2011, the RidgeWorth Small Cap Value Equity Fund I Shares returned 24.68% versus 20.63% for the benchmark, the Russell 2000® Value Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The primary reasons for outperformance relative to the index were stock selection in Consumer Discretionary and Consumer Staples, as well as the combination of stock selection and our overweight position in Industrials. Within Consumer Discretionary, Williams Sonoma outperformed due to market share gains allowing the company to outperform the home furnishings industry. In Consumer Staples, Alberto-Culver outperformed owing to its agreement to be acquired by Unilever. Within Industrials, Interface outperformed due to improved sales growth coupled with improving construction industry orders as reported by the Architectural Billings Index.

Detractors to performance during the fiscal year were stock selection in Materials and Information Technology and our Underweight position in Energy. In Materials, KMG Chemicals Inc. underperformed owing to concerns over near-term dilution from the General Chemical acquisition and concerns over margin compression in their Wood Treatment business. In Information Technology, Intersil Corp. underperformed as the company reported worse than expected results and guided below expectations due to an ongoing inventory correction in the PC market.

How do you plan to position the Fund, based on market conditions?

We believe the global economy and corporate profits will remain on an upward trajectory and will exceed analyst expectations. Corporate balance sheets remain strong, cash levels are high and credit conditions are more relaxed. These factors combined with strong fiscal and monetary policies will continue to be positive catalysts for equity markets which will present us with additional opportunities to invest in select companies that meet our rigid investment criteria. We believe pro-cyclical trends will continue in the near-term. As a result we are overweight in Industrials and Materials, and underweight in Utilities.

The Fund will continue to utilize its bottom-up approach to stock selection. The process seeks dividend paying stocks trading at the lower end of historical trading ranges which display characteristics of financial strength and possess an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights.

31

SMALL CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Small Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	24.38%	10.99%	5.34%	12.33%
	with sales charge**	17.20%	8.83%	4.10%	11.67%

C Shares	without CDSC	23.51%	10.29%	4.94%	11.79%
	with CDSC**	22.51%	10.29%	4.94%	11.79%

I Shares		24.68%	11.31%	5.63%	12.59%

Russell 2000® Value Index		20.63%	6.76%	2.23%	9.01%

Prospectus Expense Ratio[1]					Gross
A Shares					1.52%

C Shares					2.22%

I Shares					1.22%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares were offered beginning 10/9/03. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

32

U.S. EQUITY 130/30 FUND
Portfolio Managers

•	Kevin Means, CFA
•	Vince Fioramonti, CFA
•	Neil Kochen, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

This Fund engages in short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.

Active investment strategies can increase expenses and may have tax implications.

This is a specialized investment strategy that may not be suitable for all investors.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The RidgeWorth U.S. Equity 130/30 Fund I Shares returned 19.88% outperforming the 15.65% return for the Fund’s benchmark, the S&P 500 Index, for the 12 months ended March 31, 2011. This Fund emphasizes securities with attractive relative value, positive earnings momentum, favorable insider/management signaling and short-term price reversal characteristics that have added positive relative return over the period.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Our primary strategy involves emphasizing securities with positive exposure to our alpha factors and these factors produced very attractive results over the period, especially our Insider/Management factors and our Relative Value factors. We estimate that our alpha factors added 7.06% to the Fund during the year relative to the market. The Fund’s exposure to our primary risk factors was modest relative to the benchmark but in this volatile market environment even small differences relative to the benchmark had a large effect, adding 1.51% in relative return. The largest detractor from returns was our Stock Residual Active Return (idiosyncratic return not explained by a stock’s risk and alpha factor characteristics), accounting for -3.34% of relative return. In addition, our daily rebalancing, including the transaction costs of implementing our trades, cost the Fund 2.84% during the year.

How do you plan to position the Fund, based on market conditions?

Today’s market can be characterized by lingering fear and uncertainty regarding fiscal policy and the pace of economic recovery, though investors are increasingly relying on factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market has reacted quite positively to the continuing (albeit slow) global recovery; however several economic signals confirm that the pace of economic growth is not very robust and may not be sustained (e.g., employment and factory orders/manufacturing data). Though we are encouraged by the recent very positive returns, there continue to be significant economic, policy and geopolitical concerns that may weigh on the market in the coming quarter. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. We firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns.

33

U.S. EQUITY 130/30 FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 12/26/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Standard & Poors 500 Index (“S&P 500”), which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
				Since
U.S. Equity 130/30 Fund	Inception Date	1 Year	3 Year	Inception
I Shares	12/26/07	19.88%	6.79%	2.00%

S&P 500 Index		15.65%	2.35%	–0.90% *

Prospectus Expense Ratio[1]				Gross
I Shares				2.67%

Because equity markets may be volatile in the short-term, resulting in high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.30% in the I Shares. The estimated dividend expense, as of the date of the prospectus, totaled 0.60% of net assets and is included in the expense ratio listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	The performance return and the hypothetical $10,000 investment for the S&P 500 Index is for the period from 12/31/07 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

34

AGGRESSIVE GROWTH ALLOCATION STRATEGY
Portfolio Manager

•	Alan Gayle

Investment Concerns

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The RidgeWorth Aggressive Growth Allocation Strategy I Shares gained 5.65% in the first quarter, versus 5.92% for the benchmark S&P 500 Index. For the twelve months ended March 31, 2011, the Fund returned 16.73%, versus 15.65% for the S&P 500 Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s relative performance benefited from exposure to mid-caps, small-caps and Real Estate Investment Trusts (REITS). Returns also benefited from strong relative performance from several RidgeWorth Funds. For the full year, performance was also enhanced by exposure to emerging market stocks and the gold mining exchange traded fund (ETF). Exposure to international equities, emerging market equities and the gold mining ETF detracted from performance in the first quarter as did selected funds which lagged their benchmarks.

How do you plan to position the Fund, based on market conditions?

Internationally, we believe headwinds still exist for select international markets due to somewhat pervasive European Union sovereign risks, the potentially negative effects on European growth rates and the corresponding potential appreciation for the U.S. dollar. Even though downdrafts might create an entry opportunity, we consequently remain neutral to slightly underweight European markets.

Domestically, we anticipate continued accommodative fiscal and monetary policy, which should in turn continue to support consumer spending, U.S. job growth and range-bound interest rates. Our view is that long yields will be range bound (10-year U.S. Treasury between 3.25% and 3.75%) while the Federal Reserve keeps short rates anchored near zero.

Also within this economic backdrop, while recent U.S. job growth and a decline in the unemployment rate have been net positives for the consumer, higher energy prices and renewed softness in an already beleaguered housing market have clearly been negative offsets. The disaster in Japan, Middle eastern turmoil, political saber-rattling, sub-optimal headline inflation numbers, while unsettling, haven’t precipitated a sizeable downdraft, likely serving as a testament to solid valuation underpinnings which also supports a firm commitment to equities.

Moving forward, since we currently believe that the trends in growth will remain positive, due to relatively low interest rates, moderate job growth, the 2011 personal tax cuts, low inflation (albeit no longer fully benign), rising earnings estimates, and reasonable valuations based on our $95/share estimate of 2011 S&P 500 Index operating earnings. We remain tilted to equities generally and emerging markets in the international space, consistent with our belief that European malaise makes the higher-growth developing markets more attractive. We also have created an inflation hedge through gold exposure, as well as through REITS, which also allows a more positive participation in any “risk-off”/“safe haven” events.

35

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Standard & Poors 500 Index (“S&P 500”), which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Aggressive Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	16.48%	3.61%	2.95%	4.34%
	with sales charge**	9.79%	1.58%	1.74%	3.72%

C Shares*	without CDSC	15.70%	2.88%	2.23%	3.96%
	with CDSC**	14.70%	2.88%	2.23%	3.96%

I Shares		16.73%	3.91%	3.25%	4.57%

S&P 500 Index		15.65%	2.35%	2.62%	3.29%

Prospectus Expense Ratio[1]					Gross
A Shares					1.54%

C Shares					2.24%

I Shares					1.24%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.91% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 10/16/03 and 4/1/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

36

CONSERVATIVE ALLOCATION STRATEGY
Portfolio Manager

•	Alan Gayle

Investment Concerns

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The RidgeWorth Conservative Allocation Strategy I Shares gained 2.69% in the first quarter versus 2.06% for its hybrid benchmark (70% Barclays Capital U.S. Aggregate Bond Index / 30% S&P 500 Index). For the twelve months ended March 31, 2011, the Fund returned 9.15% versus 8.57% for its hybrid benchmark.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s relative performance benefited from a moderate overweight in equities as well as exposure to mid-caps, small-caps, Real Estate Investment Trusts (REITS) and high yield bonds. Returns also benefited from strong relative performance from several RidgeWorth Funds. For the full year, performance was also enhanced by exposure to emerging market stocks, corporate bonds, and the gold mining exchange traded fund (ETF). Exposure to international equities, emerging market equities and the gold mining ETF detracted from performance in the first quarter as did selected funds which lagged their benchmarks.

How do you plan to position the Fund, based on market conditions?

Internationally, we believe headwinds still exist for select international markets due to somewhat pervasive European Union sovereign risks, the potentially negative effects on European growth rates and the corresponding potential appreciation for the U.S. dollar. Even though downdrafts might create an entry opportunity, we consequently remain neutral to slightly underweight European markets.

Domestically, we anticipate continued accommodative fiscal and monetary policy, which should in turn continue to support consumer spending, U.S. job growth and range-bound interest rates. We are mindful of the end of Quantitative Easing II (QE2), which may create some short-term dislocations in U.S. fixed income markets so we have added a long-term ETF to provide flexibility in adjusting fixed income duration. Our view is that long yields will be range bound (10 year U.S. Treasury between 3.25% and 3.75%) while the Federal Reserve keeps short rates anchored near zero. However, we believe this inclusion of the long-term ETF can add opportunities to (and value through) creating temporary long positions, although we broadly continue to shorten durations.

While recent U.S. job growth and a decline in the unemployment rate have been net positives for the consumer, higher energy prices and renewed softness in an already beleaguered housing market have clearly been negative offsets. The disaster in Japan, Middle eastern turmoil, political saber-rattling and sub-optimal headline inflation numbers, while unsettling, haven’t precipitated a sizeable downdraft, likely serving as a testament to solid valuation underpinnings which also supports at least a neutral weight to equities.

Moving forward, we currently believe that the trends in growth will remain positive, due to relatively low interest rates, moderate job growth, the 2011 personal tax cuts, low inflation (albeit no longer fully benign), rising earnings estimates and reasonable valuations based on our $95/share estimate of 2011 S&P 500 Index operating earnings, we remain tilted to equities generally and emerging markets in the international space, consistent with our belief that European malaise makes the higher-growth developing markets more attractive. We also have created an inflation hedge through gold exposure, as well as through REITS and Treasury Inflation-Protected Securities (TIPS), which also allows a more positive participation in any “risk-off”/“safe haven” events. We believe the environment for equities will improve. In the fixed-income market we continue to like corporate and high yield securities emphasizing companies with quality balance sheets and demonstrated revenue growth. We also favor shorter overall bond durations, but believe there will be select opportunities in longer-term Treasuries as yields remain range-bound.

37

CONSERVATIVE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/11/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 70/30 Blend Index. The Barclays Capital U.S. Aggregate Index is a measure of the overall performance of the U.S. bond market. The Standard & Poors 500 Index (“S&P 500”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
						Since
Conservative Allocation Strategy		Inception Date	1 Year	3 Year	5 Year	Inception
A Shares*	without sales charge	3/11/03	8.73%	6.96%	6.04%	6.18%
	with sales charge**		3.60%	5.25%	5.01%	5.54%

C Shares*	without CDSC	3/11/03	8.07%	6.20%	5.30%	5.71%
	with CDSC**		7.07%	6.20%	5.30%	5.71%

I Shares*		3/11/03	9.15%	7.31%	6.36%	6.47%

S&P 500 Index			15.65%	2.35%	2.62%	7.92%***

Barclays Capital U.S. Aggregate Bond Index			5.12%	5.30%	6.03%	4.79%***

Hybrid 70/30 Blend Index (70% of the Barclays Capital U.S. Aggregate Bond Index, 30% of the S&P 500 Index)			8.57%	4.91%	5.34%	5.98%***

Prospectus Expense Ratio[2]						Gross
A Shares						1.34%

C Shares						2.04%

I Shares						1.04%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.51% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares, C Shares and I Shares were offered beginning on 11/11/03, 4/1/05, and 11/6/03, respectively. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect A Share, C Share or I Share expenses. If it had been, performance for C Shares would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

***	The performance returns and the hypothetical $10,000 investments for the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, and Hybrid 70/30 Blend Index are for the period from 2/28/03 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

38

GROWTH ALLOCATION STRATEGY
Portfolio Manager

•	Alan Gayle

Investment Concerns

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The RidgeWorth Growth Allocation Strategy I Shares gained 4.50% in the first quarter versus 4.26% for its hybrid benchmark (70% S&P 500 Index / 30% Barclays U.S. Aggregate Bond Index). For the twelve months ended March 31, 2011, the Fund returned 13.58%, versus 12.80% for its hybrid benchmark.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s relative performance benefited from a moderate overweight in equities as well as exposure to mid-caps, small-caps, Real Estate Investment Trusts (REITS) and high yield bonds. Returns also benefited from strong relative performance from several RidgeWorth Funds. For the full year, performance was also enhanced by exposure to emerging market stocks, corporate bonds and the gold mining exchange traded fund (ETF). Exposure to international equities, emerging market equities and the gold mining ETF detracted from performance in the first quarter as did selected funds which lagged their benchmarks.

How do you plan to position the Fund, based on market conditions?

Internationally, we believe headwinds still exist for select international markets due to somewhat pervasive European Union sovereign risks, the potentially negative effects on European growth rates and the corresponding potential appreciation for the U.S. dollar. Even though downdrafts might create an entry opportunity, we consequently remain neutral to slightly underweight European markets.

Domestically, we anticipate continued accommodative fiscal and monetary policy, which should in turn continue to support consumer spending, U.S. job growth and range-bound interest rates. We are mindful of the end of Quantitative Easing II (QE2), which may create some short-term dislocations in U.S. fixed income markets so we have added a long-term ETF to provide flexibility in adjusting fixed income duration. Our view is that long yields will be range bound (10-year U.S. Treasury between 3.25% and 3.75%) while the Federal Reserve keeps short rates anchored near zero. However, we believe this inclusion of the long-term ETF can add opportunities to (and value through) creating temporary long positions, although we broadly continue to shorten durations.

While recent U.S. job growth and a decline in the unemployment rate have been net positives for the consumer, higher energy prices and renewed softness in an already beleaguered housing market have clearly been negative offsets. The disaster in Japan, Middle eastern turmoil, political saber-rattling and sub-optimal headline inflation numbers, while unsettling, haven’t precipitated a sizeable downdraft, likely serving as a testament to solid valuation underpinnings which also supports at least a neutral weight to equities.

Moving forward, we currently believe that the trends in growth will remain positive, due to relatively low interest rates, moderate job growth, the 2011 personal tax cuts, low inflation (albeit no longer fully benign), rising earnings estimates, and reasonable valuations based on our $95/share estimate of 2011 S&P 500 Index operating earnings, we remain tilted to equities generally and emerging markets in the international space, consistent with our belief that European malaise makes the higher-growth developing markets more attractive. We also have created an inflation hedge through gold exposure, as well as through REITS and Treasury Inflation-Protected Securities (TIPS), which also allows a more positive participation in any “risk-off”/“safe haven” events. We believe the environment for equities will improve. In the fixed income market we continue to like corporate and high yield securities emphasizing companies with quality balance sheets and demonstrated revenue growth. We also favor shorter overall bond durations, but believe there will be select opportunities in longer-term Treasuries as yields remain range-bound.

39

GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 70/30 Blend Index. The Standard & Poors 500 Index (“S&P 500”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	13.35%	5.23%	4.27%	5.20%
	with sales charge**	6.82%	3.17%	3.03%	4.57%

C Shares*	without CDSC	12.50%	4.42%	3.49%	4.74%
	with CDSC**	11.50%	4.42%	3.49%	4.74%

I Shares		13.58%	5.51%	4.56%	5.43%

S&P 500 Index		15.65%	2.35%	2.62%	3.29%

Barclays Capital U.S. Aggregate Bond Index		5.12%	5.30%	6.03%	5.56%

Hybrid 70/30 Blend Index (70% of the S&P 500 Index, 30% of the Barclays Capital U.S. Aggregate Bond Index)		12.80%	3.73%	3.98%	4.28%

Prospectus Expense Ratio[1]					Gross
A Shares					1.32%

C Shares					2.02%

I Shares					1.02%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for the A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.78% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 11/05/03 and 4/05/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share and C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

40

MODERATE ALLOCATION STRATEGY
Portfolio Manager

•	Alan Gayle

Investment Concerns

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The RidgeWorth Moderate Allocation Strategy I Shares gained 3.67% in the first quarter, versus 3.15% for its hybrid benchmark (50% Barclays Capital U.S. Aggregate Bond Index / 50% S&P 500 Index). For the twelve months ended March 31, 2011, the Fund returned 11.45%, versus 10.75% for its hybrid benchmark.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s relative performance benefited from a moderate overweight in equities as well as exposure to mid-caps, small-caps, Real Estate Investment Trusts (REITS) and high yield bonds. Returns also benefited from strong relative performance from several RidgeWorth Funds. For the full year, performance was also enhanced by exposure to emerging market stocks, corporate bonds and the gold mining exchange traded fund (ETF). Exposure to international equities, emerging market equities and the gold mining ETF detracted from performance in the first quarter as did selected funds which lagged their benchmarks.

How do you plan to position the Fund, based on market conditions?

Internationally, we believe headwinds still exist for select international markets due to somewhat pervasive European Union sovereign risks, the potentially negative effects on European growth rates and the corresponding potential appreciation for the U.S. dollar. Even though downdrafts might create an entry opportunity, we consequently remain neutral to slightly underweight European markets.

Domestically, we anticipate continued accommodative fiscal and monetary policy, which should in turn continue to support consumer spending, U.S. job growth and range-bound interest rates. We are mindful of the end of Quantitative Easing II (QE2), which may create some short-term dislocations in U.S. fixed income markets so we have added a long-term ETF to provide flexibility in adjusting fixed income duration. Our view is that long yields will be range bound (10-year U.S. Treasury between 3.25% and 3.75%) while the Federal Reserve keeps short rates anchored near zero. However, we believe this inclusion of the long-term ETF can add opportunities to (and value through) creating temporary long positions, although we broadly continue to shorten durations.

While recent U.S. job growth and a decline in the unemployment rate have been net positives for the consumer, higher energy prices and renewed softness in an already beleaguered housing market have clearly been negative offsets. The disaster in Japan, Middle eastern turmoil, political saber-rattling and sub-optimal headline inflation numbers, while unsettling, haven’t precipitated a sizeable downdraft, likely serving as a testament to solid valuation underpinnings which also supports at least a neutral weight to equities.

Moving forward, we currently believe that the trends in growth will remain positive, due to relatively low interest rates, moderate job growth, the 2011 personal tax cuts, low inflation (albeit no longer fully benign), rising earnings estimates, and reasonable valuations based on our $95/share estimate of 2011 S&P 500 Index operating earnings, we remain tilted to equities generally and emerging markets in the international space, consistent with our belief that European malaise makes the higher-growth developing markets more attractive. We also have created an inflation hedge through gold exposure, as well as through REITS and Treasury Inflation-Protected Securities (TIPS), which also allows a more positive participation in any “risk-off”/“safe haven” events. We believe the environment for equities will improve. In the fixed income market we continue to like corporate and high yield securities emphasizing companies with quality balance sheets and demonstrated revenue growth. We also favor shorter overall bond durations, but believe there will be select opportunities in longer-term Treasuries as yields remain range-bound.

41

MODERATE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 50/50 Blend Index. The Standard & Poors 500 Index (“S&P 500”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is comprised of securities that are SEC-registered, taxable, and dollar denominated. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Moderate Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	11.11%	5.71%	4.94%	5.24%
	with sales charge**	4.71%	3.66%	3.71%	4.62%

C Shares*	without CDSC	10.29%	4.94%	4.20%	4.80%
	with CDSC**	9.29%	4.94%	4.20%	4.80%

I Shares		11.45%	6.05%	5.26%	5.47%

S&P 500 Index		15.65%	2.35%	2.62%	3.29%

Barclays Capital U.S. Aggregate Bond Index		5.12%	5.30%	6.03%	5.56%

Hybrid 50/50 Blend Index (50% of the Barclays Capital U.S. Aggregate Bond Index, 50% of the S&P 500 Index)		10.75%	4.41%	4.73%	4.80%

Prospectus Expense Ratio[1]					Gross
A Shares					1.17%

C Shares					1.87%

I Shares					0.87%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 1.20% and 0.20% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.66% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 10/10/03 and 4/5/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share and C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

42

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Aggressive Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.4%)
Consumer Discretionary (20.8%)
Amazon.com, Inc.*	36,500	6,575
Blue Nile, Inc.*	51,200	2,764
Coach, Inc.	32,500	1,691
Deckers Outdoor Corp.*	31,200	2,688
Lululemon Athletica, Inc.*	33,900	3,019
Netflix, Inc.*	14,200	3,370
Nordstrom, Inc.	46,600	2,092
Priceline.com, Inc.*	8,200	4,153
Tesla Motors, Inc.*	63,100	1,748
Urban Outfitters, Inc.*	21,300	635

		28,735

Energy (9.5%)
Berry Petroleum Co., Cl A	47,300	2,387
Energy XXI Bermuda Ltd.*	69,300	2,363
Forest Oil Corp.*	80,100	3,030
SandRidge Energy, Inc.*	112,800	1,444
Whiting Petroleum Corp.*	52,200	3,834

		13,058

Financials (5.7%)
BlackRock, Inc.	14,300	2,874
Financial Engines, Inc.*	43,200	1,191
Green Dot Corp., Cl A*	800	34
Greenhill & Co., Inc.	20,700	1,362
Portfolio Recovery Associates, Inc.*	28,900	2,460

		7,921

Health Care (9.3%)
Celgene Corp.*	42,700	2,456
Dendreon Corp.*	29,600	1,108
HMS Holdings Corp.*	16,200	1,326
Human Genome Sciences, Inc.*	39,500	1,084
IDEXX Laboratories, Inc.*	15,900	1,228
Intuitive Surgical, Inc.*	7,500	2,501
Salix Pharmaceuticals Ltd.*	42,600	1,492
SXC Health Solutions Corp.*	18,900	1,036
Vertex Pharmaceuticals, Inc.*	13,100	628

		12,859

Industrials (8.1%)
Alaska Air Group, Inc.*	21,900	1,389
Expeditors International of Washington, Inc.	51,000	2,557
Joy Global, Inc.	17,500	1,729
Polypore International, Inc.*	12,300	708
Precision Castparts Corp.	20,600	3,032
Shaw Group, Inc. (The)*	48,700	1,725

		11,140

Information Technology (43.1%)
Acme Packet, Inc.*	65,500	4,648
Alliance Data Systems Corp.*	19,600	1,683
Altera Corp.	66,600	2,932
Apple, Inc.*	7,900	2,753
ARM Holdings PLC SP ADR	12,100	341
Aruba Networks, Inc.*	51,800	1,753
Baidu, Inc. SP ADR*	22,600	3,115
Cognizant Technology Solutions Corp., Cl A*	95,200	7,749
F5 Networks, Inc.*	53,500	5,487
First Solar, Inc.*	18,200	2,927
Google, Inc., Cl A*	7,000	4,103
MercadoLibre, Inc.	46,200	3,771
OpenTable, Inc.*	45,800	4,871
QUALCOMM, Inc.*	106,600	5,845
Skyworks Solutions, Inc.*	47,800	1,550
SuccessFactors, Inc.*	19,800	774
VeriFone Systems, Inc.*	26,200	1,440
VistaPrint NV*	74,446	3,864

		59,606

Telecommunication Services (2.9%)
NII Holdings, Inc.*	47,300	1,971
tw telecom, Inc.*	107,300	2,060

		4,031

Total Common Stocks (Cost $79,780)		137,350

Money Market Fund (0.0%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(a)	46,337	46

Total Money Market Fund (Cost $46)		46

Total Investments (Cost $79,826)(b) — 99.4%		137,396

Other assets in excess of liabilities — 0.6%		766

Net Assets — 100.0%		$138,162

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

43

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Emerging Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (88.4%)
Consumer Discretionary (16.3%)
Blue Nile, Inc.*	8,600	464
Deckers Outdoor Corp.*	4,000	345
G-III Apparel Group Ltd.*	8,300	312
Lululemon Athletica, Inc.*	13,400	1,193
Makemytrip Ltd.*	19,500	571
Netflix, Inc.*	1,550	368
Shutterfly, Inc.*	2,400	126
Tesla Motors, Inc.*	21,000	582
Vera Bradley, Inc.*	15,300	646

		4,607

Energy (8.5%)
Berry Petroleum Co., Cl A	14,000	706
Energy XXI Bermuda Ltd.*	24,700	842
Helmerich & Payne, Inc.	7,200	495
McMoRan Exploration Co.*	20,100	356

		2,399

Financials (7.4%)
Financial Engines, Inc.*	28,900	797
Green Dot Corp., Cl A*	6,000	257
Greenhill & Co., Inc.	6,700	441
Portfolio Recovery Associates, Inc.*	6,900	587

		2,082

Health Care (15.0%)
Accretive Health, Inc.*	9,000	250
Dendreon Corp.*	14,000	524
HMS Holdings Corp.*	7,800	638
Human Genome Sciences, Inc.*	14,300	393
Illumina, Inc.*	3,600	252
Intuitive Surgical, Inc.*	950	317
IPC The Hospitalist Co.*	5,100	232
MAKO Surgical Corp.*	10,400	252
Nektar Therapeutics*	13,100	124
Salix Pharmaceuticals Ltd.*	11,200	392
SXC Health Solutions Corp.*	13,800	756
Vertex Pharmaceuticals, Inc.*	2,300	110

		4,240

Industrials (6.8%)
Alaska Air Group, Inc.*	3,900	247
Joy Global, Inc.	5,000	494
Polypore International, Inc.*	12,500	720
Shaw Group, Inc. (The)*	13,200	467

		1,928

Information Technology (34.4%)
Acme Packet, Inc.*	15,700	1,114
Alliance Data Systems Corp.*	3,500	301
ARM Holdings PLC SP ADR	9,200	259
Aruba Networks, Inc.*	23,300	788
BroadSoft, Inc.*	18,500	882
F5 Networks, Inc.*	11,300	1,159
Limelight Networks, Inc.*	34,600	248
MercadoLibre, Inc.	12,900	1,053
Meru Networks, Inc.*(a)	7,500	152
NXP Semiconductors NV*	3,900	117
OpenTable, Inc.*	11,800	1,255
SAVVIS, Inc.*	6,800	252
Skyworks Solutions, Inc.*	23,000	746
SuccessFactors, Inc.*	7,000	274
VeriFone Systems, Inc.*	8,500	467
VistaPrint NV*	13,000	675

		9,742

Total Common Stocks (Cost $17,408)		24,998

Short-Term Investment (0.5%)
RidgeWorth Funds Securities Lending Joint Account(b)	151,700	152

Total Short-Term Investment (Cost $152)		152

Money Market Fund (2.3%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(c)	650,703	651

Total Money Market Fund (Cost $651)		651

Total Investments (Cost $18,211)(d) — 91.2%		25,801

Other assets in excess of liabilities — 8.8%		2,484

Net Assets — 100.0%		$28,285

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $150.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

44

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (131.9%)
Foreign Common Stocks (131.5%)
Argentina (0.6%)
Grupo Financiero Galicia SA ADR*(a)	47,800	594

Australia (4.8%)
Caltex Australia Ltd.	46,275	747
Incitec Pivot Ltd.(a)	298,307	1,336
OneSteel Ltd.	302,203	763
OZ Minerals Ltd.	424,300	700
Stockland REIT	179,298	688
Westfield Group REIT(a)	79,833	771

		5,005

Belgium (0.7%)
Belgacom SA	19,400	752

Brazil (3.0%)
Banco Bradesco SA SP ADR(a)	68,400	1,419
Vale SA SP ADR(a)	53,100	1,771

		3,190

Canada (6.9%)
Barrick Gold Corp.(a)	10,300	535
Cameco Corp.(a)	20,500	616
Cenovus Energy, Inc.(a)	38,100	1,500
CGI Group, Inc., CL A*(a)	38,400	805
Denison Mines Corp.*	329,270	784
Husky Energy, Inc.(a)	35,700	1,085
Intact Financial Corp.(a)	17,100	886
Nexen, Inc.	43,000	1,071

		7,282

China (6.2%)
China Petroleum & Chemical Corp. ADR(a)	10,000	1,006
China Railway Construction Corp. Ltd.	418,400	437
China Shenhua Energy Co. Ltd.	119,000	561
CSR Corp. Ltd.	1,288,000	1,318
Dongfang Electric Corp. Ltd.	220,000	751
Jiangxi Copper Co. Ltd.	286,000	956
PetroChina Co. Ltd. ADR(a)	3,900	594
WuXi PharmaTech Cayman, Inc. ADR*(a)	55,700	861

		6,484

Colombia (1.1%)
BanColombia SA SP ADR	8,500	533
Ecopetrol SA SP ADR(a)	13,900	579

		1,112

Finland (3.7%)
Sampo Oyj, Cl A(a)	48,500	1,547
Stora Enso Oyj(a)	106,500	1,269
UPM-Kymmene Oyj*(a)	49,100	1,038

		3,854

France (4.6%)
Christian Dior SA(a)	9,000	1,267
Scor SE(a)	38,400	1,046
Societe Television Francaise 1(a)	60,500	1,111
Total SA SP ADR(a)	22,200	1,353

		4,777

Germany (13.7%)
Allianz SE(a)	14,300	2,007
BASF SE(a)	33,900	2,932
Deutsche Post AG(a)	64,950	1,171
E.ON AG(a)	25,400	776
Hannover Rueckversicherung AG(a)	26,600	1,452
Infineon Technologies AG(a)	105,400	1,081
Lanxess AG(a)	13,700	1,025
MAN SE(a)	9,200	1,147
Muenchener Rueckversicherungs AG(a)	10,400	1,636
RWE AG(a)	17,400	1,108

		14,335

Hong Kong (4.7%)
Cheung Kong (Holdings) Ltd.(a)	34,000	555
China Mobile Ltd. SP ADR	23,200	1,073
CNOOC Ltd. SP ADR(a)	3,100	784
Great Eagle Holdings Ltd.	166,600	558
Hysan Development Co. Ltd.	207,000	852
MTR Corp.	289,500	1,068

		4,890

Ireland (0.7%)
United Business Media Ltd.(a)	79,000	759

Italy (6.3%)
Autogrill SpA*(a)	96,300	1,356
Finmeccanica SpA(a)	66,200	833
Parmalat SpA	220,900	740
Snam Rete Gas SpA	251,600	1,414
Telecom Italia SpA	807,400	1,086
Terna SpA	248,000	1,187

		6,616

Japan (26.6%)
Asahi Kasei Corp.(a)	103,000	695
Brother Industries Ltd.(a)	64,000	940
Canon, Inc.(a)	28,700	1,249
Credit Saison Co. Ltd.(a)	70,000	1,126
Daido Steel Co. Ltd.	199,000	1,132

See Notes to Financial Statements.

45

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Daihatsu Motor Co. Ltd.(a)	94,000	1,370
Daito Trust Construction Co. Ltd.(a)	16,000	1,102
Fuji Heavy Industries Ltd.	114,000	735
Hitachi High-Technologies Corp.(a)	58,900	1,175
Hitachi Ltd.(a)	320,000	1,666
Honda Motor Co. Ltd.(a)	37,100	1,394
Isuzu Motors Ltd.	208,000	823
Kawasaki Kisen Kaisha Ltd.	222,000	819
Kuraray Co. Ltd.(a)	42,930	553
Mitsubishi Chemical Holdings Corp.(a)	268,000	1,685
Mitsui Mining & Smelting Co. Ltd.(a)	358,000	1,244
NHK Spring Co. Ltd.	79,000	783
Nippon Yusen Kabushiki Kaisha	297,000	1,160
Nissan Motor Co. Ltd.(a)	136,100	1,207
Oriental Land Co. Ltd.(a)	9,400	747
Rengo Co. Ltd.	84,000	548
Sega Sammy Holdings, Inc.(a)	79,900	1,389
Seiko Epson Corp.(a)	83,700	1,340
Sumitomo Bakelite Co. Ltd.	106,000	651
Takata Corp.(a)	18,900	541
Tohoku Electric Power Co., Inc.(a)	44,300	748
Toshiba Corp.	222,000	1,086

		27,908

Malaysia (2.4%)
RHB Capital Berhad	392,200	1,111
Sime Darby Berhad	474,600	1,446

		2,557

Mexico (1.9%)
Coca-Cola Femsa SAB de CV SP ADR(a)	7,100	547
Grupo Mexico SAB de CV, Ser B	377,000	1,413

		1,960

Netherlands (0.5%)
Koninklijke Boskalis Westminster NV*(a)	10,800	571

Norway (1.2%)
Yara International ASA(a)	25,000	1,267

Peru (0.7%)
Cia de Minas Buenaventura SA ADR	18,000	773

Portugal (1.6%)
Banco Espirito Santo SA	220,200	902
EDP — Energias de Portugal SA	193,100	752

		1,654

Russian Federation (1.0%)
Gazprom SP ADR(a)	33,100	1,070

Singapore (4.8%)
Fraser and Neave Ltd.	214,000	1,020
Neptune Orient Lines Ltd.*	637,000	980
SembCorp Industries Ltd.	285,000	1,178
Singapore Technologies Engineering Ltd.	347,000	898
Venture Corp. Ltd.	130,000	991

		5,067

South Africa (3.5%)
Aveng Ltd.	178,000	939
FirstRand Ltd.	340,600	1,012
Sappi Ltd.*	115,668	613
Vodacom Group Ltd.(a)	93,500	1,097

		3,661

South Korea (1.1%)
KT Corp. SP ADR*(a)	58,300	1,139

Spain (0.3%)
Banco Bilbao Vizcaya Argentaria SA(a)	29,000	352

Sweden (3.8%)
Atlas Copco AB, Cl A(a)	27,000	718
Svenska Handelsbanken AB, Cl A(a)	55,100	1,807
Swedbank AB, Cl A(a)	34,500	590
TeliaSonera AB(a)	99,700	862

		3,977

Switzerland (7.3%)
Baloise Holding AG	7,300	723
BKW FMB Energie AG(a)	4,400	311
GAM Holding AG*(a)	38,500	731
Nestle SA(a)	18,500	1,060
Schindler Holding AG Participation Certificate(a)	6,300	757
STMicroelectronics NV NYS(a)	102,700	1,276
Swiss Life Holding AG*(a)	7,300	1,207
Swisscom AG(a)	3,664	1,634

		7,699

Taiwan (1.9%)
Advanced Semiconductor Engineering, Inc. ADR	78,700	431

See Notes to Financial Statements.

46

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Taiwan—continued

Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR(a)	71,300	868
United Microelectronics Corp. SP ADR(a)	237,200	648

		1,947

Thailand (0.7%)
Delta Electronics Thai PCL	850,800	753

United Kingdom (15.2%)
AMEC PLC(a)	57,000	1,091
Antofagasta PLC(a)	32,900	718
BAE Systems PLC(a)	242,800	1,265
BT Group PLC(a)	589,800	1,756
Bunzl PLC	44,700	534
Burberry Group PLC(a)	42,200	795
Drax Group PLC	177,900	1,132
International Power PLC	176,100	870
Invensys PLC(a)	133,000	737
ITV PLC*	579,700	719
Kazakhmys PLC(a)	75,700	1,693
Logica PLC(a)	642,300	1,350
Man Group PLC(a)	272,800	1,076
Old Mutual PLC	503,900	1,099
Rio Tinto PLC SP ADR(a)	7,800	555
Segro PLC	104,000	536

		15,926

Total Foreign Common Stocks (Cost $130,453)		137,931

Money Market Fund (0.4%)
United States (0.4%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(b)	402,779	403

Total Money Market Fund (Cost $403)		403

Total Long Positions (Cost $130,856)(c) — 131.9%		138,334

Liabilities in excess of other assets — (1.3)%		(1,373)

Short Positions (see summary below) — (30.6)%		(32,116)

Net Assets — 100.0%		$104,845

Short Positions ((30.6)%)
Foreign Common Stocks Sold Short ((30.6)%)
Brazil ((1.2)%)
Brasil Telecom SA ADR	(19,700)	(532)
Fibria Celulose SA SP ADR*	(41,500)	(681)

		(1,213)

Canada ((6.1)%)
Agrium, Inc.	(9,300)	(858)
Bombardier, Inc.	(195,000)	(1,434)
Brookfield Infrastructure Partners LP*	(24,500)	(544)
Gildan Activewear, Inc.	(23,500)	(770)
Methanex Corp.	(29,600)	(925)
Valeant Pharmaceuticals International, Inc.	(21,100)	(1,051)
Westport Innovations, Inc.*	(39,000)	(857)

		(6,439)

Chile ((0.6)%)
Sociedad Quimica y Minera de Chile SA SP ADR	(12,300)	(680)

China ((0.7)%)
Home Inns & Hotels Management, Inc. ADR*	(17,500)	(692)

Denmark ((0.5)%)
Vestas Wind Systems A/S*	(12,600)	(546)

France ((0.9)%)
Vallourec SA	(8,900)	(998)

Hong Kong ((0.5)%)
Longtop Financial Technologies Ltd. SP ADR*	(16,600)	(522)

India ((0.5)%)
Dr. Reddy’s Laboratories Ltd. ADR	(14,200)	(530)

Ireland ((0.5)%)
ICON PLC SP ADR*	(24,400)	(527)

Israel ((1.0)%)
Teva Pharmaceutical Industries Ltd. SP ADR	(21,100)	(1,059)

Japan ((9.5)%)
Advantest Corp.	(56,000)	(1,008)
Bridgestone Corp.	(62,500)	(1,310)
CHIYODA Corp.	(66,000)	(605)
Nippon Sheet Glass Co. Ltd.	(222,000)	(640)
Olympus Corp.	(32,000)	(890)
Panasonic Corp. SP ADR	(42,000)	(529)
Shin-Etsu Chemical Co. Ltd.	(17,400)	(865)
Sumco Corp.*	(72,400)	(1,460)
Sysmex Corp.	(8,200)	(290)

See Notes to Financial Statements.

47

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Tokyo Steel Manufacturing Co. Ltd.	(77,900)	(909)
Toyo Suisan Kaisha Ltd.	(42,000)	(912)
Yamazaki Baking Co. Ltd.	(46,000)	(536)

		(9,954)

Luxembourg ((0.6)%)
ArcelorMittal	(16,500)	(597)

Mexico ((2.1)%)
America Movil SAB de CV ADR	(18,400)	(1,069)
Cemex SAB de CV SP ADR*	(61,500)	(549)
Grupo Televisa SA SP ADR*	(23,100)	(567)

		(2,185)

Portugal ((0.5)%)
Portugal Telecom SGPS SA	(45,700)	(527)

South Korea ((0.5)%)
Korea Electric Power Corp. SP ADR*	(44,100)	(540)

Spain ((2.4)%)
Acciona SA	(11,900)	(1,293)
Gamesa Corp. Tecnologica SA*	(116,100)	(1,207)

		(2,500)

Sweden ((0.7)%)
SSAB AB, Ser A*	(47,500)	(752)

Switzerland ((1.3)%)
Givaudan SA*	(736)	(740)
Straumann Holding AG	(2,270)	(584)

		(1,324)

United Kingdom ((0.5)%)
Autonomy Corp. PLC*	(20,800)	(531)

Total Short Positions (30.6)% (Proceeds $(30,503))		(32,116)

*	Non-income producing security.

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

ADR	— American Depositary Receipt

NYS	— New York Registered Shares

REIT	— Real Estate Investment Trust

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

48

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Foreign Common Stocks (98.7%)
Australia (1.6%)
Australia & New Zealand Banking Group Ltd.	119,841	2,951
Qantas Airways Ltd.*	485,919	1,096

		4,047

Austria (0.9%)
Voestalpine AG	48,327	2,269

Belgium (0.7%)
Anheuser-Busch InBev NV	32,050	1,826

Canada (0.3%)
Research In Motion Ltd.*	12,495	707

China (0.8%)
Microport Scientific Corp.*	393,000	276
PetroChina Co. Ltd., Cl H	1,150,061	1,750

		2,026

Colombia (1.1%)
Petrominerales Ltd.(a)	78,488	2,974

Finland (1.1%)
UPM-Kymmene Oyj*	134,200	2,838

France (15.8%)
BNP Paribas	68,014	4,975
Bouygues SA	33,438	1,606
Cap Gemini SA	32,948	1,914
Credit Agricole SA	168,686	2,768
France Telecom SA	123,829	2,775
Peugeot SA*	65,426	2,585
Publicis Groupe SA	85,962	4,821
Renault SA*	36,071	1,994
Sanofi-Aventis	66,617	4,671
Societe Generale	66,860	4,344
Valeo SA*	29,694	1,732
Vinci SA	58,597	3,662
Vivendi SA	113,039	3,228

		41,075

Germany (14.3%)
Adidas AG	31,397	1,978
Allianz SE	36,119	5,069
BASF SE	58,112	5,026
Deutsche Bank AG	82,481	4,849
Deutsche Lufthansa AG*	132,588	2,810
E.ON AG	45,506	1,390
MAN SE	32,009	3,992
Muenchener Rueckversicherungs AG	31,936	5,024
Siemens AG	50,918	6,979

		37,117

Hong Kong (2.6%)
BOC Hong Kong Holdings Ltd.	155,000	505
China Mobile Ltd.	190,500	1,755
GCL Poly Energy Holdings Ltd.*	1,636,546	1,008
Sun Hung Kai Properties Ltd.	103,000	1,631
Texwinca Holdings Ltd.	1,821,721	1,932

		6,831

Ireland (0.7%)
WPP PLC	151,882	1,872

Japan (16.3%)
FUJI OIL CO. LTD.	41,200	540
FUJIFILM Holdings Corp.	46,400	1,437
Honda Motor Co. Ltd.	102,088	3,835
ITOCHU Corp.	389,080	4,074
JX Holdings, Inc.	536,900	3,615
LINTEC Corp.	67,800	1,928
Marubeni Corp.	458,000	3,298
Mitsubishi Gas Chemical Co., Inc.	378,000	2,713
Mitsubishi UFJ Financial Group, Inc.	386,602	1,785
Mitsui & Co. Ltd.	121,278	2,174
Nidec Corp.(a)	12,100	1,047
NIPPON SHOKUBAI Co. Ltd.	281,000	3,520
Nippon Telegraph & Telephone Corp.	28,316	1,272
Okinawa Electric Power Co., Inc. (The)	16,200	740
Sumitomo Corp.	306,044	4,375
Sumitomo Mitsui Financial Group, Inc.	91,505	2,845
Takata Corp.	69,877	1,999
TS Tech Co. Ltd.	66,886	1,173

		42,370

Netherlands (3.8%)
ING Groep NV*	362,338	4,586
Koninklijke Ahold NV	113,407	1,522
Koninklijke DSM NV	44,292	2,721
Royal Dutch Shell PLC ADR	15,753	1,154

		9,983

Norway (1.0%)
Telenor ASA	161,587	2,659

Russian Federation (1.4%)
Gazprom OAO SP ADR	52,714	1,706
MMC Norilsk Nickel ADR	68,341	1,807

		3,513

See Notes to Financial Statements.

49

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Singapore (2.0%)
United Overseas Bank Ltd.	186,305	2,779
Venture Corp. Ltd.	301,685	2,300

		5,079

South Korea (4.0%)
Hyundai Motor Co.	10,153	1,879
Kia Motors Corp.	32,010	2,013
Korea Gas Corp.	106,938	3,568
SKC Co. Ltd.	61,300	2,889

		10,349

Spain (2.5%)
Banco Santander SA	204,056	2,369
Telefonica SA	163,410	4,091

		6,460

Sweden (1.8%)
Alfa Laval AB	118,999	2,585
Swedbank AB, Cl A	118,137	2,021

		4,606

Switzerland (5.2%)
ABB Ltd.*	165,384	3,972
ABB Ltd.*	53,768	1,299
Roche Holding AG	14,178	2,025
Transocean Ltd.*	25,219	1,966
Xstrata PLC	181,337	4,239

		13,501

Thailand (2.4%)
Bangkok Dusit Medical Services PCL	824,400	1,411
Bangkok Life Assurance PCL	1,085,400	1,274
Kasikornbank PCL	475,700	1,997
Krung Thai Bank PCL	2,525,100	1,536

		6,218

Turkey (0.7%)
Tofas Turk Otomobil Fabrikasi AS	344,833	1,947

United Kingdom (17.7%)
3i Group PLC	316,501	1,518
AstraZeneca PLC	70,056	3,218
Aviva PLC	594,375	4,127
BAE Systems PLC	248,337	1,294
BP PLC	118,352	862
BP PLC SP ADR	110,241	4,866
British American Tobacco PLC	104,300	4,186
Fresnillo PLC	61,902	1,532
Legal & General Group PLC	1,557,351	2,878
Rio Tinto PLC SP ADR(a)	113,463	8,070
Royal Dutch Shell PLC, Cl A	104,998	3,813
Royal Dutch Shell PLC, Cl B	103,721	3,760
SABMiller PLC	122,411	4,335
Subsea 7 SA*	55,801	1,410

		45,869

Total Foreign Common Stocks (Cost $206,535)		256,136

Foreign Preferred Stocks (1.4%)
Brazil (1.4%)
Vale SA, Cl A, 2.67%	72,345	2,100
Vivo Participacoes SA, 8.47%	34,359	1,360

		3,460

Total Foreign Preferred Stocks (Cost $2,333)		3,460

Short-Term Investment (1.7%)
RidgeWorth Funds Securities Lending Joint Account(b)	4,462,100	4,462

Total Short-Term Investment (Cost $4,462)		4,462

Total Investments (Cost $213,330)(c) — 101.8%		264,058

Liabilities in excess of other assets — (1.8)%		(4,578)

Net Assets — 100.0%		$259,480

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $4,278.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

ADR	— American Depositary Receipt

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

50

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund

	Shares or
	Principal
	Amount($)	Value($)
Foreign Common Stocks (98.0%)
Australia (4.6%)
AGL Energy Ltd.	10,083	149
Alumina Ltd.	54,806	139
Amcor Ltd.	27,427	200
AMP Ltd.	62,961	354
Aristocrat Leisure Ltd.	8,984	30
Asciano Ltd.	68,273	123
ASX Ltd.	3,870	138
Australia & New Zealand Banking Group Ltd.	56,894	1,401
Bendigo and Adelaide Bank Ltd.	7,867	78
BGP Holdings PLC(a)(b)	737,041	—
BHP Billiton Ltd.	75,376	3,630
Billabong International Ltd.	4,545	35
BlueScope Steel Ltd.	40,955	84
Boral Ltd.	13,369	69
Brambles Ltd.	31,726	232
Caltex Australia Ltd.	3,032	49
CFS Retail Property Trust REIT	40,233	77
Coca-Cola Amatil Ltd.	12,609	153
Cochlear Ltd.	1,274	109
Commonwealth Bank of Australia	34,459	1,868
Computershare Ltd.	9,982	96
Crown Ltd.	10,156	86
CSL Ltd.	12,504	462
CSR Ltd.	11,928	40
Dart Energy Ltd.*	6,579	6
Dexus Property Group REIT	107,045	94
DuluxGroup Ltd.	8,109	23
Energy Resources of Australia Ltd.	1,500	12
Fairfax Media Ltd.(c)	47,545	63
Fortescue Metals Group Ltd.	27,886	185
Foster’s Group Ltd.	43,356	257
Goodman Fielder Ltd.	31,005	39
Goodman Group	139,381	99
GPT Group REIT	41,637	135
Harvey Norman Holdings Ltd.	11,929	37
Incitec Pivot Ltd.	36,497	163
Insurance Australia Group Ltd.	46,693	173
Leighton Holdings Ltd.	3,022	92
Lend Lease Group	12,074	113
Macarthur Coal Ltd.	2,881	35
Macquarie Group Ltd.	7,522	285
MAp Group	16,725	53
Metcash Ltd.	17,197	74
Mirvac Group REIT	67,095	86
National Australia Bank Ltd.	47,604	1,273
Newcrest Mining Ltd.	17,646	727
OneSteel Ltd.	29,837	75
Orica Ltd.	8,109	221
Origin Energy Ltd.	19,727	331
OZ Minerals Ltd.	70,108	116
Paladin Energy Ltd.*	15,302	57
Qantas Airways Ltd.*	24,928	56
QBE Insurance Group Ltd.	23,028	421
Rio Tinto Ltd.	9,787	858
Santos Ltd.	18,693	301
Sims Metal Management Ltd.	3,657	66
Sonic Healthcare Ltd.	8,288	103
SP Ausnet	30,379	28
Stockland REIT	53,526	205
Suncorp Group Ltd.	30,294	266
TABCORP Holdings Ltd.	13,652	106
Tatts Group Ltd.	28,652	69
Telstra Corp. Ltd.	97,816	285
Toll Holdings Ltd.	14,925	92
Transurban Group	28,598	159
Wesfarmers Ltd.	22,577	742
Wesfarmers Ltd. PPS	3,414	114
Westfield Group REIT	49,240	476
Westfield Retail Trust REIT	49,240	133
Westpac Banking Corp.	66,853	1,682
Woodside Petroleum Ltd.	12,220	592
Woolworths Ltd.	27,850	774
WorleyParsons Ltd.	4,299	138

		22,092

Austria (1.8%)
Erste Group Bank AG	41,896	2,114
Immofinanz AG*(c)	220,519	996
OMV AG	33,254	1,503
Raiffeisen Bank International AG	12,003	666
Telekom Austria AG	73,690	1,078
Verbund AG	16,744	744
Vienna Insurance Group	8,515	486
Voestalpine AG	24,362	1,144

		8,731

Belgium (2.0%)
Ageas	202,366	575
Anheuser-Busch InBev NV	65,394	3,725
Bekaert SA	2,500	285
Belgacom SA	13,778	534
Colruyt SA	6,824	359
Compagnie Nationale a Portefeuille	2,493	172
Delhaize Group SA	9,139	744
Dexia SA*	50,359	196
Groupe Bruxelles Lambert SA	7,309	683

See Notes to Financial Statements.

51

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Belgium—continued

KBC Groep NV*	14,583	548
Mobistar SA	2,448	170
Solvay SA	5,371	636
UCB SA	9,133	347
Umicore	10,325	512

		9,486

Cayman Islands (0.0%)
Sands China Ltd.*	32,497	72
Wynn Macau Ltd.	23,825	67

		139

Cyprus (0.1%)
Bank of Cyprus Public Co. Ltd.	150,277	545

Denmark (1.5%)
A.P. Moller — Maersk A/S, Cl B(c)	76	715
A.P. Moller — Maersk A/S, Cl A(c)	32	294
Carlsberg A/S, Cl B	6,326	681
Coloplast A/S, Cl B	1,347	195
Danske Bank A/S*	28,835	638
DSV A/S	12,371	305
Novo Nordisk A/S, Cl B(c)	23,827	2,994
Novozymes A/S, Cl B	2,730	418
Pandora A/S*	4,180	213
Tryg A/S	1,512	89
Vestas Wind Systems A/S*	10,871	472
William Demant Holding A/S*	1,398	121

		7,135

Finland (1.0%)
Elisa Oyj	5,385	119
Fortum Oyj*(c)	17,985	611
Kesko Oyj, Cl B*	2,703	126
Kone Oyj, Cl B	6,241	359
Metso Oyj(c)	5,172	278
Neste Oil Oyj	5,191	107
Nokia Oyj	147,298	1,260
Nokian Renkaat Oyj	4,358	185
Orion Oyj, Cl B*(c)	3,649	89
Outokumpu Oyj(c)	5,167	89
Pohjola Bank PLC(c)	5,590	76
Rautaruukki Oyj(c)	3,407	82
Sampo Oyj, Cl A(c)	17,012	543
Sanoma Oyj(c)	3,262	74
Stora Enso Oyj	23,552	281
UPM-Kymmene Oyj*	21,047	445
Wartsila Oyj	6,388	249

		4,973

France (11.6%)
Accor SA	7,333	329
Aeroports de Paris	1,483	137
Air France-KLM*	6,765	113
Air Liquide SA*(b)	17,547	2,332
Air Liquide SA*(a)(b)	2,545	338
Alcatel-Lucent*	116,005	666
Alstom	10,294	609
Atos Origin SA*	2,266	133
AXA SA	85,957	1,796
bioMerieux	592	62
BNP Paribas	47,456	3,471
Bouygues SA	11,525	553
Bureau Veritas SA	2,442	192
Cap Gemini SA	7,320	425
Carrefour SA	29,974	1,327
Casino Guichard-Perrachon SA	2,763	261
Christian Dior SA	3,180	448
CNP Assurances	7,425	158
Compagnie de Saint — Gobain	19,250	1,179
Compagnie Generale d’Optique Essilor International SA	10,248	761
Compagnie Generale de Geophysique-Veritas*	7,186	259
Compagnie Generale des Etablissements Michelin, Cl B	7,378	623
Credit Agricole SA	46,436	762
Danone SA	29,153	1,904
Dassault Systemes SA	2,948	227
Edenred*	7,333	221
Eiffage SA	2,024	122
Electricite de France	12,959	537
Eramet	264	98
Eurazeo	1,465	115
European Aeronautic Defence and Space Co.*	20,424	594
Eutelsat Communications	4,958	198
Fonciere Des Regions	1,215	129
France Telecom SA	92,784	2,079
GDF SUEZ	62,233	2,536
Gecina SA	938	129
Groupe Eurotunnel SA	24,044	256
ICADE REIT	1,165	144
Iliad SA	815	98
Imerys	1,893	139
Ipsen SA	1,480	53
JCDecaux SA*	3,321	111
Klepierre	4,558	185
L’Oreal SA	11,994	1,397
Lagardere SCA	5,909	252
Legrand SA	6,596	274

See Notes to Financial Statements.

52

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
France—continued

LVMH Moet Hennessy Louis Vuitton SA	12,272	1,943
Metropole Television SA	3,227	84
Natixis*	43,666	247
Neopost SA	1,561	137
PagesJaunes SA(c)	6,327	63
Pernod-Ricard SA	9,903	925
Peugeot SA*	7,614	301
PPR	3,797	582
Publicis Groupe SA	6,432	361
Renault SA*	9,626	532
Safran SA	8,344	295
Sanofi-Aventis	51,888	3,638
Schneider Electric SA	11,836	2,023
Scor SE	8,293	226
Societe BIC SA	1,334	119
Societe Generale	31,684	2,059
Societe Lafarge(a)(b)	12,479	778
Societe Television Francaise 1	5,877	108
Sodexo	4,722	345
Suez Environnement SA	13,483	279
Technip SA	4,921	525
Thales SA	4,486	179
Total SA	104,656	6,371
Unibail-Rodamco	4,571	990
Vallourec SA	5,441	610
Veolia Environnement SA	17,280	537
Vinci SA	21,782	1,361
Vivendi SA	61,501	1,756

		56,106

Germany (15.0%)
Adidas AG	16,720	1,054
Allianz SE	36,256	5,088
Axel Springer AG*	1,116	180
BASF SE	73,372	6,346
Bayer AG	66,058	5,115
Bayerische Motoren Werke AG	26,450	2,202
Beiersdorf AG	8,061	492
Brenntag AG*	2,546	283
Celesio AG	6,114	150
Commerzbank AG*(c)	56,623	441
Continental AG*	4,026	363
Daimler AG*	72,053	5,090
Deutsche Bank AG	74,416	4,375
Deutsche Boerse AG	15,574	1,182
Deutsche Lufthansa AG*	18,291	388
Deutsche Post AG	67,604	1,219
Deutsche Telekom AG	226,451	3,489
E.ON AG	143,850	4,393
Fraport AG	2,933	215
Fresenius SE	8,692	804
GEA Group AG	13,219	435
Hannover Rueckversicherung AG	4,817	263
HeidelbergCement AG	11,234	785
Henkel AG & Co. KGaA	10,375	542
Hochtief AG	3,638	391
Infineon Technologies AG	86,813	890
K+S AG	11,466	866
Kabel Deutschland Holding AG*	3,814	202
Lanxess AG	6,995	523
Linde AG	13,487	2,130
MAN SE	8,446	1,053
Merck KGaA	5,164	466
Metro AG	10,367	708
Muenchener Rueckversicherungs AG	14,697	2,312
Puma AG Rudolf Dassler Sport	424	124
RWE AG	33,445	2,130
Salzgitter AG	3,362	266
SAP AG	68,558	4,197
Siemens AG	65,205	8,937
Suedzucker AG	5,295	148
ThyssenKrupp AG	26,713	1,092
TUI AG*(c)	11,054	132
United Internet AG	9,584	173
Volkswagen AG	2,357	362
Wacker Chemie AG	1,253	282

		72,278

Greece (1.1%)
Alpha Bank AE*	104,920	677
Coca-Cola Hellenic Bottling Co. SA	34,688	932
EFG Eurobank Ergasias SA*	61,301	382
Hellenic Telecommunications Organization SA	46,504	519
National Bank of Greece SA*	185,387	1,650
OPAP SA	42,323	906
Public Power Corp. SA	22,005	383

		5,449

Guernsey (0.0%)
Resolution Ltd.	27,985	133

Hong Kong (1.0%)
AIA Group Ltd.*	130,635	402
ASM Pacific Technology Ltd.	2,992	38
Bank of East Asia Ltd.	23,835	102
BOC Hong Kong Holdings Ltd.	58,351	190
Cathay Pacific Airways Ltd.	18,160	44

See Notes to Financial Statements.

53

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Hong Kong—continued

Cheung Kong (Holdings) Ltd.	21,984	359
Cheung Kong Infrastructure Holdings Ltd.	7,647	36
CLP Holdings Ltd.	31,525	256
Esprit Holdings Ltd.	18,358	84
Foxconn International Holdings Ltd.*(c)	32,015	19
Hang Lung Group Ltd.	11,470	72
Hang Lung Properties Ltd.	31,844	139
Hang Seng Bank Ltd.	12,240	198
Henderson Land Development Co. Ltd.	16,281	113
Hong Kong & China Gas Co. Ltd. (The)	76,046	182
Hong Kong Electric Holdings Ltd.	21,349	142
Hong Kong Exchanges & Clearing Ltd.	16,201	351
Hopewell Holdings Ltd.	8,603	26
Hutchison Whampoa Ltd.	32,163	381
Hysan Development Co. Ltd.	9,558	39
Kerry Properties Ltd.	10,928	55
Li & Fung Ltd.	34,094	174
Lifestyle International Holdings Ltd.	8,603	21
Link REIT (The)	36,428	114
Mongolia Energy Co. Ltd.*	46,834	9
MTR Corp.	21,915	81
New World Development Ltd.	38,344	68
Noble Group Ltd.	79,027	134
NWS Holdings Ltd.	20,875	32
Orient Overseas International Ltd.	3,824	40
PCCW Ltd.	56,392	23
Shangri-La Asia Ltd.	20,868	53
Sino Land Co. Ltd.	26,720	48
Sun Hung Kai Properties Ltd.	22,142	351
Swire Pacific Ltd.	11,802	173
Television Broadcasts Ltd.	4,367	26
Wharf Holdings Ltd. (The)	23,957	166
Wheelock & Co. Ltd.	13,381	50
Wing Hang Bank Ltd.	2,708	32
Yue Yuen Industrial (Holdings) Ltd.	12,426	39

		4,862

Ireland (1.0%)
Anglo Irish Bank PLC*(a)(b)	8,839	—
Anglo Irish Bank PLC*(b)(c)	143,993	—
CRH PLC	117,734	2,700
Elan Corp. PLC*	78,930	543
Experian PLC	19,715	244
James Hardie Industries SE*	9,760	62
Kerry Group PLC, Cl A	22,261	829
Ryanair Holdings PLC	58,699	279
WPP PLC	24,097	297

		4,954

Israel (0.6%)
Bank Hapoalim BM*	39,370	205
Bank Leumi Le-Israel BM	47,151	241
Bezeq Israeli Telecommunication Corp. Ltd.	68,667	204
Cellcom Israel Ltd.	1,832	60
Discount Investment Corp.	917	19
Elbit Systems Ltd.	917	51
Israel Chemicals Ltd.	17,395	286
Israel Discount Bank Ltd., Cl A*	21,059	44
Makhteshim-Agan Industries Ltd.*	9,614	51
Mizrahi Tefahot Bank Ltd.	5,036	57
NICE Systems Ltd.*	2,289	85
Ormat Industries Ltd.	2,289	17
Partner Communications Co. Ltd.	3,205	61
Teva Pharmaceutical Industries Ltd. SP ADR	30,195	1,515

		2,896

Italy (9.1%)
A2A SpA	150,974	245
Assicurazioni Generali SpA	160,761	3,481
Atlantia SpA	41,336	947
Autogrill SpA*	15,770	222
Banca Carige SpA	77,802	184
Banca Monte dei Paschi di Siena SpA*(c)	305,449	381
Banco Popolare Scarl	199,856	596
Beni Stabili SpA*	6,379	7
Enel Green Power SpA*	193,627	537
Enel SpA	906,269	5,713
Eni SpA	358,452	8,804
Exor SpA	8,820	271
Fiat Industrial SpA*	104,656	1,503
Fiat SpA	105,269	953
Finmeccanica SpA	55,719	701
Intesa Sanpaolo SpA	1,060,433	3,138
Intesa Sanpaolo SpA — RSP	128,385	339
Luxottica Group SpA	15,993	522
Mediaset SpA	97,583	620
Mediobanca SpA	65,202	667

See Notes to Financial Statements.

54

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Italy—continued

Parmalat SpA	237,839	797
Pirelli & C SpA	35,490	312
Prelios SpA*	47,618	37
Prysmian SpA	25,022	537
Saipem SpA	36,453	1,938
Snam Rete Gas SpA	196,654	1,105
Telecom Italia SpA	2,118,731	3,098
Terna SpA	179,069	857
UniCredit SpA	1,863,224	4,605
Unione di Banche Italiane Scpa	83,625	715

		43,832

Japan (18.7%)
77 Bank Ltd. (The)	12,238	61
ABC-Mart, Inc.	861	31
ACOM Co. Ltd.*	1,550	21
ADVANTEST Corp.	6,311	114
AEON Co. Ltd.	23,643	274
AEON Credit Service Co. Ltd.	2,870	40
AEON Mall Co. Ltd.	3,463	74
Air Water, Inc.	6,696	82
Aisin Seiki Co. Ltd.	7,458	259
Ajinomoto Co., Inc.	24,552	256
Alfresa Holdings Corp.	1,339	51
All Nippon Airways Co. Ltd.	30,832	92
Amada Co. Ltd.	11,847	99
Aozora Bank Ltd.(c)	18,173	41
Asahi Breweries Ltd.	15,261	254
Asahi Glass Co. Ltd.	41,975	528
Asahi Kasei Corp.	51,756	349
ASICS Corp.	5,874	79
Astellas Pharma, Inc.	17,938	664
Bank of Kyoto Ltd. (The)	11,057	98
Bank of Yokohama Ltd. (The)	50,328	239
Benesse Holdings, Inc.	2,694	110
Bridgestone Corp.	25,711	539
Brother Industries Ltd.	9,565	141
Canon Marketing Japan, Inc.	2,487	31
Canon, Inc.	44,769	1,948
Casio Computer Co. Ltd.(c)	9,309	74
Central Japan Railway Co.	60	475
Chiba Bank Ltd. (The)	27,867	156
Chiyoda Corp.	5,751	53
Chubu Electric Power Co., Inc.	26,140	581
Chugai Pharmaceutical Co. Ltd.	8,637	149
Chugoku Bank Ltd. (The)	7,652	87
Chugoku Electric Power Co., Inc. (The)	11,588	214
Chuo Mitsui Trust Holdings, Inc.	38,744	137
Citizen Holdings Co. Ltd.	9,563	55
Coca-Cola West Co. Ltd.	2,105	40
Cosmo Oil Co. Ltd.	21,998	68
Credit Saison Co. Ltd.	5,709	92
Dai Nippon Printing Co. Ltd.	21,725	265
Dai-ichi Life Insurance Co. Ltd. (The)	322	486
Daicel Chemical Industries Ltd.	9,565	59
Daido Steel Co. Ltd.	10,399	59
Daihatsu Motor Co. Ltd.(c)	7,652	111
Daiichi Sankyo Co. Ltd.	26,673	515
Daikin Industries Ltd.	9,100	273
Dainippon Sumitomo Pharma Co. Ltd.	6,409	60
Daito Trust Construction Co. Ltd.	2,851	196
Daiwa House Industry Co. Ltd.	18,751	230
Daiwa Securities Group, Inc.	65,985	303
DeNa Co. Ltd.	2,751	99
Denki Kagaku Kogyo Kabushiki Kaisha	17,629	87
DENSO Corp.	19,390	643
Dentsu, Inc.	6,610	171
Dowa Holdings Co. Ltd.	9,166	57
East Japan Railway Co.	13,466	749
Eisai Co. Ltd.(c)	9,814	352
Electric Power Development Co. Ltd.(c)	4,509	139
Elpida Memory, Inc.*(c)	6,985	90
FamilyMart Co. Ltd.	2,613	98
FANUC LTD.	7,495	1,134
Fast Retailing Co. Ltd.	2,192	274
Fuji Electric Holdings Co. Ltd.(c)	21,042	67
Fuji Heavy Industries Ltd.(c)	21,998	142
Fuji Media Holdings, Inc.	19	27
FUJIFILM Holdings Corp.	18,418	570
Fujitsu Ltd.	72,674	411
Fukuoka Financial Group, Inc.	28,329	118
Furukawa Electric Co. Ltd.(c)	22,878	92
GS Yuasa Corp.(c)	13,391	89
Gunma Bank Ltd. (The)	13,984	74
Hachijuni Bank Ltd. (The)	15,303	88
Hakuhodo DY Holdings, Inc.	909	48
Hankyu Hanshin Holdings, Inc.	46,619	215
Hino Motors Ltd.	9,541	47
Hirose Electric Co. Ltd.	1,054	114
Hiroshima Bank Ltd. (The)	18,173	79
Hisamitsu Pharmaceutical Co., Inc.	2,487	100
Hitachi Chemical Co. Ltd.	4,321	88

See Notes to Financial Statements.

55

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Hitachi Construction Machinery Co. Ltd.	3,873	97
Hitachi High-Technologies Corp.	2,487	50
Hitachi Ltd.	178,846	931
Hitachi Metals Ltd.(c)	7,652	96
Hokkaido Electric Power Co., Inc.	7,140	138
Hokuhoku Financial Group, Inc.	50,963	99
Hokuriku Electric Power Co.	6,999	159
Honda Motor Co. Ltd.	65,435	2,458
Hoya Corp.	17,011	388
Ibiden Co. Ltd.	5,158	163
Idemitsu Kosan Co. Ltd.	813	95
IHI Corp.	52,841	129
Inpex Corp.	73	554
Isetan Mitsukoshi Holdings Ltd.*	14,882	134
Isuzu Motors Ltd.	49,124	194
ITO EN Ltd.	2,296	40
ITOCHU Corp.	59,967	628
Itochu Techno-Solutions Corp.	1,074	35
Iyo Bank Ltd. (The)	8,515	71
J. Front Retailing Co. Ltd.	17,363	72
JAFCO Co. Ltd.	1,053	27
Japan Petroleum Exploration Co.	957	48
Japan Prime Realty Investment Corp. REIT	27	73
Japan Real Estate Investment Corp. REIT	19	180
Japan Retail Fund Investment Corp. REIT	66	103
Japan Steel Works Ltd. (The)	11,040	86
Japan Tobacco, Inc.	179	647
JFE Holdings, Inc.	18,110	530
JGC Corp.	7,795	182
Joyo Bank Ltd. (The)	23,535	93
JS Group Corp.	10,042	261
JSR Corp.	7,000	140
JTEKT Corp.	7,556	98
Jupiter Telecommunications Co. Ltd.	96	94
JX Holdings, Inc.	90,657	610
Kajima Corp.	36,431	102
Kamigumi Co. Ltd.	9,753	83
Kaneka Corp.	10,300	72
Kansai Electric Power Co., Inc. (The)(c)	29,999	653
Kansai Paint Co. Ltd.	7,922	69
Kao Corp.	22,101	551
Kawasaki Heavy Industries Ltd.(c)	56,154	247
Kawasaki Kisen Kaisha Ltd.	26,015	96
KDDI Corp.	116	718
Keikyu Corp.	21,728	156
Keio Corp.	21,927	131
Keisei Electric Railway Co. Ltd.	9,565	55
Keyence Corp.	1,694	434
Kikkoman Corp.	6,191	58
Kinden Corp.	5,739	52
Kintetsu Corp.(c)	62,643	201
Kirin Holdings Co. Ltd.	35,828	471
Kobe Steel Ltd.	95,711	249
Koito Manufacturing Co. Ltd.	4,783	77
Komatsu Ltd.(c)	37,707	1,281
Konami Corp.	3,913	72
Konica Minolta Holdings, Inc.	19,471	163
Kubota Corp.	44,700	421
Kuraray Co. Ltd.	12,430	160
Kurita Water Industries Ltd.	4,640	137
Kyocera Corp.	6,476	656
Kyowa Hakko Kirin Co. Ltd.	9,418	88
Kyushu Electric Power Co., Inc.	14,890	291
Lawson, Inc.	2,375	114
Mabuchi Motor Co. Ltd.	921	44
Makita Corp.	4,549	212
Marubeni Corp.	66,134	476
Marui Group Co. Ltd.	8,638	56
Maruichi Steel Tube Ltd.	1,818	45
Matsui Securities Co. Ltd.	4,934	27
Mazda Motor Corp.	59,070	130
McDonald’s Holdings Co. (Japan) Ltd.	2,392	58
Medipal Holdings Corp.	5,835	52
Meiji Holdings Co. Ltd.	2,501	101
Minebea Co. Ltd.	13,172	73
Mitsubishi Chemical Holdings Corp.	47,027	296
Mitsubishi Corp.	53,600	1,488
Mitsubishi Electric Corp.	75,801	895
Mitsubishi Estate Co. Ltd.	48,508	821
Mitsubishi Gas Chemical Co., Inc.	13,531	97
Mitsubishi Heavy Industries Ltd.	121,340	557
Mitsubishi Logistics Corp.	5,739	64
Mitsubishi Materials Corp.	44,498	151
Mitsubishi Motors Corp.*	156,110	191
Mitsubishi Tanabe Pharma Corp.	8,021	130

See Notes to Financial Statements.

56

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Mitsubishi UFJ Financial Group, Inc.	504,336	2,328
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,336	94
Mitsui & Co. Ltd.	68,994	1,237
Mitsui Chemicals, Inc.	33,642	119
Mitsui Engineering & Shipbuilding Co. Ltd.	26,896	64
Mitsui Fudosan Co. Ltd.	32,887	543
Mitsui Mining & Smelting Co. Ltd.	21,998	76
Mitsui O.S.K. Lines Ltd.	46,240	266
Mitsumi Electric Co. Ltd.	3,061	41
Mizuho Financial Group, Inc.	809,110	1,342
Mizuho Securities Co. Ltd.	21,030	56
Mizuho Trust & Banking Co. Ltd.*(c)	60,158	54
MS&AD Insurance Group Holdings, Inc.	21,491	489
Murata Manufacturing Co. Ltd.	7,917	570
Namco Bandai Holdings, Inc.	7,238	79
NEC Corp.*	102,569	223
NGK Insulators Ltd.	9,362	167
NGK Spark Plug Co. Ltd.	8,025	110
NHK Spring Co. Ltd.	7,652	76
Nidec Corp.(c)	4,431	384
Nikon Corp.	12,283	253
Nintendo Co. Ltd.	3,880	1,048
Nippon Building Fund, Inc. REIT	19	185
Nippon Electric Glass Co. Ltd.	12,387	175
Nippon Express Co. Ltd.	35,826	137
Nippon Meat Packers, Inc.	7,357	93
Nippon Paper Group, Inc.	3,839	82
Nippon Sheet Glass Co. Ltd.	23,243	67
Nippon Steel Corp.	201,595	645
Nippon Telegraph & Telephone Corp.	18,466	829
Nippon Yusen Kabushiki Kaisha	59,367	232
Nishi-Nippon City Bank Ltd. (The)	24,868	71
Nissan Chemical Industries Ltd.	6,118	63
Nissan Motor Co. Ltd.	98,390	873
Nissha Printing Co. Ltd.	957	21
Nisshin Seifun Group, Inc.	6,476	75
Nisshin Steel Co. Ltd.	25,824	56
Nisshinbo Holdings, Inc.	5,739	56
Nissin Foods Holdings Co. Ltd.(c)	2,628	93
Nitori Holdings Co. Ltd.	1,367	120
Nitto Denko Corp.	6,615	351
NKSJ Holdings, Inc.	54,389	355
NOK Corp.	4,088	72
Nomura Holdings, Inc.	139,596	730
Nomura Real Estate Holdings, Inc.	3,873	59
Nomura Real Estate Office Fund, Inc. REIT	9	61
Nomura Research Institute Ltd.	4,223	93
NSK Ltd.	17,091	147
NTN Corp.	17,831	86
NTT Data Corp.	51	158
NTT DoCoMo, Inc.	611	1,074
NTT Urban Development Corp.	45	38
Obayashi Corp.	23,582	105
OBIC Co. Ltd.	257	49
Odakyu Electric Railway Co. Ltd.(c)	23,279	196
OJI Paper Co. Ltd.	31,525	150
Olympus Corp.	7,986	222
Omron Corp.	8,049	226
Ono Pharmaceutical Co. Ltd.	3,577	176
Oracle Corp. Japan	1,404	58
Oriental Land Co. Ltd.	1,844	147
ORIX Corp.	4,117	386
Osaka Gas Co. Ltd.	75,437	301
Otsuka Corp.	587	38
Otsuka Holdings Co. Ltd.	9,340	231
Panasonic Corp.	77,813	990
Rakuten, Inc.	286	257
Resona Holdings, Inc.	66,684	317
Ricoh Co. Ltd.	24,389	286
Rinnai Corp.	1,400	93
Rohm Co. Ltd.	4,089	256
Sankyo Co. Ltd.	2,035	104
Santen Pharmaceutical Co. Ltd.	2,679	107
Sapporo Hokuyo Holdings, Inc.	12,449	60
Sapporo Holdings Ltd.	9,468	35
SBI Holdings, Inc.	665	84
Secom Co. Ltd.	8,073	375
Sega Sammy Holdings, Inc.	7,769	135
Seiko Epson Corp.	5,143	82
Sekisui Chemical Co. Ltd.	14,879	116
Sekisui House Ltd.	24,415	229
Senshu Ikeda Holdings, Inc.	26,781	36
Seven & I Holdings Co. Ltd.	30,543	779
Seven Bank Ltd.	23	46
Sharp Corp.(c)	41,336	410

See Notes to Financial Statements.

57

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Shikoku Electric Power Co., Inc.	6,986	190
Shimadzu Corp.	8,608	76
Shimamura Co. Ltd.	833	73
Shimano, Inc.	2,472	123
Shimizu Corp.	22,400	100
Shin-Etsu Chemical Co. Ltd.	15,953	793
Shinko Electric Industries Co. Ltd.	2,490	26
Shinsei Bank Ltd.	39,214	46
Shionogi & Co. Ltd.	10,774	184
Shiseido Co. Ltd.	12,552	217
Shizuoka Bank Ltd. (The)	22,286	184
Showa Denko Kabushiki Kaisha	56,401	113
Showa Shell Sekiyu Kabushiki Kaisha	7,320	76
SMC Corp.	1,977	325
Softbank Corp.	32,016	1,278
Sojitz Corp.	49,493	99
Sony Corp.	39,765	1,274
Sony Financial Holdings, Inc.	7,600	151
Square Enix Holdings Co. Ltd.	2,296	40
Stanley Electric Co. Ltd.	5,548	92
Sumco Corp.*(c)	4,687	94
Sumitomo Chemical Co. Ltd.	62,569	312
Sumitomo Corp.	44,681	639
Sumitomo Electric Industries Ltd.	30,142	417
Sumitomo Heavy Industries Ltd.	22,293	146
Sumitomo Metal Industries Ltd.	132,820	297
Sumitomo Metal Mining Co. Ltd.	19,689	339
Sumitomo Mitsui Financial Group, Inc.	52,928	1,645
Sumitomo Realty & Development Co. Ltd.	13,450	269
Sumitomo Rubber Industries Ltd.	6,760	69
Sumitomo Trust & Banking Co. Ltd. (The)	56,904	301
Suruga Bank Ltd.	7,427	66
Suzuken Co. Ltd.	2,581	68
Suzuki Motor Corp.	13,048	292
Sysmex Corp.	2,296	81
T&D Holdings, Inc.	10,830	267
Taiheiyo Cement Corp.(c)	36,345	61
Taisei Corp.	40,923	101
Taisho Pharmaceutical Co. Ltd.	5,435	118
Taiyo Nippon Sanso Corp.	10,404	87
Takashimaya Co. Ltd.	9,832	63
Takeda Pharmaceutical Co. Ltd.	29,579	1,380
TDK Corp.	4,738	280
Teijin Ltd.	38,945	174
Terumo Corp.	6,629	349
THK Co. Ltd.	4,921	124
Tobu Railway Co. Ltd.(c)	30,263	124
Toho Co. Ltd.	4,173	60
Toho Gas Co. Ltd.	16,260	84
Tohoku Electric Power Co., Inc.	17,048	288
Tokio Marine Holdings, Inc.	28,529	763
Tokuyama Corp.	9,565	51
Tokyo Electric Power Co., Inc. (The)	56,034	314
Tokyo Electron Ltd.	6,842	377
Tokyo Gas Co. Ltd.	103,239	472
Tokyo Steel Manufacturing Co. Ltd.	4,164	49
Tokyo Tatemono Co. Ltd.	13,391	50
Tokyu Corp.	46,267	192
Tokyu Land Corp.(c)	16,215	71
TonenGeneral Sekiyu Kabushiki Kaisha	9,007	111
Toppan Printing Co. Ltd.	21,722	171
Toray Industries, Inc.	56,674	412
Toshiba Corp.	155,882	763
Tosoh Corp.	19,129	69
TOTO Ltd.	9,565	77
Toyo Seikan Kaisha Ltd.	6,144	101
Toyo Suisan Kaisha Ltd.	3,826	83
Toyoda Gosei Co. Ltd.	2,392	50
Toyota Boshoku Corp.	2,392	34
Toyota Industries Corp.	7,066	214
Toyota Motor Corp.	109,380	4,405
Toyota Tsusho Corp.	8,244	136
Trend Micro, Inc.	3,925	105
Tsumura & Co.	2,200	69
Ube Industries Ltd.	37,136	118
Uni-Charm Corp.	4,392	160
UNY Co. Ltd.	7,652	71
Ushio, Inc.	4,124	81
USS Co. Ltd.	938	73
West Japan Railway Co.	69	266
Yahoo Japan Corp.	574	205
Yakult Honsha Co. Ltd.(c)	4,048	103
Yamada Denki Co. Ltd.	3,242	219
Yamaguchi Financial Group, Inc.	7,867	73
Yamaha Corp.	6,287	71

See Notes to Financial Statements.

58

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Yamaha Motor Co. Ltd.*	10,050	175
Yamato Holdings Co. Ltd.	15,588	242
Yamato Kogyo Co. Ltd.	1,531	51
Yamazaki Baking Co. Ltd.	5,739	67
Yaskawa Electric Corp.	8,853	105
Yokogawa Electric Corp.*	8,386	64

		90,136

Jersey (0.1%)
Petrofac Ltd.	4,988	119
Randgold Resources Ltd.*	1,731	138
Shire PLC	10,792	314

		571

Luxembourg (0.8%)
ArcelorMittal	42,961	1,554
Millicom International Cellular SA	2,030	194
SES	15,002	387
Tenaris SA	65,016	1,597

		3,732

Mauritius (0.0%)
Golden Agri-Resources Ltd.	134,251	73

Netherlands (3.6%)
Aegon NV*	86,480	648
Akzo Nobel NV	12,821	881
ASML Holding NV*	23,871	1,052
Corio NV REIT	3,227	226
Delta Lloyd NV	4,157	111
Fugro NV	3,708	327
Heineken Holding NV	6,105	293
Heineken NV	13,560	741
ING Groep NV*	212,023	2,683
Koninklijke Ahold NV	65,971	885
Koninklijke Boskalis Westminster NV*	3,822	202
Koninklijke DSM NV	8,538	524
Koninklijke KPN NV	90,156	1,536
Koninklijke Philips Electronics NV*	53,821	1,720
Koninklijke Vopak NV	3,895	187
QIAGEN NV*	18,468	369
Randstad Holding NV*	6,100	340
Reed Elsevier NV	38,053	490
SBM Offshore NV	9,101	264
TNT NV	20,532	527
Unilever NV	90,166	2,827
Wolters Kluwer NV	16,206	379

		17,212

New Zealand (0.5%)
Auckland International Airport Ltd.	186,968	316
Contact Energy Ltd.*	62,199	276
Fletcher Building Ltd.	137,310	979
Sky City Entertainment Group Ltd.	117,738	304
Telecom Corp. of New Zealand Ltd.	416,137	638

		2,513

Norway (2.0%)
Aker Solutions ASA	16,053	369
DnB NOR ASA	94,514	1,450
Norsk Hydro ASA	83,199	682
Orkla ASA	73,990	717
Renewable Energy Corp. ASA*	48,119	169
Seadrill Ltd.	26,871	972
StatoilHydro ASA	102,628	2,845
Telenor ASA	80,331	1,322
Yara International ASA	18,161	920

		9,446

Portugal (1.0%)
Banco Comercial Portugues SA(c)	441,143	360
Banco Espirito Santo SA	82,132	336
Brisa Auto-Estradas de Portugal SA	28,160	191
CIMPOR-Cimentos de Portugal SGPS SA	31,509	228
EDP — Energias de Portugal SA	287,717	1,121
Galp Energia SGPS SA	36,270	776
Jeronimo Martins SGPS SA	34,460	554
Portugal Telecom SGPS SA	94,351	1,089

		4,655

Singapore (0.7%)
Ascendas REIT	31,421	71
CapitaLand Ltd.	51,038	134
CapitaMall Trust REIT	42,846	64
CapitaMalls Asia Ltd.	26,660	38
City Developments Ltd.	10,791	99
ComfortDelGro Corp. Ltd.	39,837	49
Cosco Corp. (Singapore) Ltd.(c)	19,430	32
DBS Group Holdings Ltd.	33,601	390
Fraser and Neave Ltd.	18,379	88
Genting Singapore PLC*	123,086	200
Jardine Cycle & Carriage Ltd.	1,905	55
K-Green Trust	5,104	4
Keppel Corp. Ltd.	25,482	249
Keppel Land Ltd.	13,694	49

See Notes to Financial Statements.

59

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Singapore—continued

Neptune Orient Lines Ltd.*	16,187	25
Olam International Ltd.	23,189	51
Oversea-Chinese Banking Corp. Ltd.	53,810	409
SembCorp Industries Ltd.	18,567	77
SembCorp Marine Ltd.	15,002	69
Singapore Airlines Ltd.	12,099	131
Singapore Exchange Ltd.	15,244	95
Singapore Press Holdings Ltd.	27,472	86
Singapore Technologies Engineering Ltd.	31,421	81
Singapore Telecommunications Ltd.	160,906	385
StarHub Ltd.	13,330	28
United Overseas Bank Ltd.	25,398	379
UOL Group Ltd.	8,024	30
Wilmar International Ltd.	26,038	113
Yangzijiang Shipbuilding Holdings Ltd.	30,469	44

		3,525

Spain (6.5%)
Abertis Infraestructuras SA	22,703	493
Acciona SA	1,951	212
Acerinox SA(c)	7,645	151
Actividades de Construccion y Servicios SA	10,872	510
Amadeus IT Holding SA, Cl A*	16,134	309
Banco Bilbao Vizcaya Argentaria SA	333,580	4,047
Banco de Sabadell SA	73,722	323
Banco de Valencia SA*(c)	16,823	75
Banco Popular Espanol SA(c)	67,476	397
Banco Santander SA	640,585	7,437
Bankinter SA(c)	21,806	150
Criteria Caixacorp SA	64,543	455
EDP Renovaveis SA*	34,119	245
Enagas	13,746	310
Ferrovial SA	33,786	424
Fomento de Construcciones y Contratas SA	2,933	97
Gas Natural SDG SA	24,810	466
Gestevision Telecinco SA*	7,573	87
Grifols SA	10,639	185
Iberdrola Renovables SA	78,140	337
Iberdrola SA	302,551	2,631
Inditex SA	16,748	1,344
Indra Sistemas SA	6,928	139
Mapfre SA	56,097	211
Red Electrica Corporacion SA	8,306	472
Repsol YPF SA	56,238	1,927
Telefonica SA	319,396	7,996
Zardoya Otis SA	10,221	169

		31,599

Sweden (2.0%)
Alfa Laval AB	9,016	196
Assa Abloy AB, Cl B	8,333	240
Atlas Copco AB, Cl A	17,935	477
Atlas Copco AB, Cl B	10,422	252
Boliden AB	7,359	159
CDON Group AB*	1,357	7
Electrolux AB, Cl B*	6,405	165
Getinge AB	5,347	132
Hennes & Mauritz AB, Cl B	27,303	907
Hexagon AB, Cl B	6,915	165
Holmen AB	1,411	49
Husqvarna AB, Cl B	10,881	93
Investor AB, Cl B	12,162	295
Kinnevik Investment AB, Cl B	5,840	136
Modern Times Group AB, Cl B	1,357	103
Nordea Bank AB(c)	68,988	755
Ratos AB, B Shares	2,736	108
Sandvik AB	26,927	508
Scania AB	8,544	198
Securitas AB, Cl B	8,360	100
Skandinaviska Enskilda Banken AB, Cl A(c)	37,670	336
Skanska AB, Cl B	10,657	224
SKF AB, Cl B	10,408	303
SSAB AB, A Shares*	4,825	76
SSAB AB, B Shares*	2,223	31
Svenska Cellulosa AB, Cl B(c)	15,272	246
Svenska Handelsbanken AB, Cl A(c)	13,070	429
Swedbank AB, Cl A(c)	18,828	322
Swedish Match AB	6,368	212
Tele2 AB, Cl B	8,320	192
Telefonaktiebolaget LM Ericsson, Cl B	80,423	1,037
TeliaSonera AB(c)	59,961	518
Volvo AB, Cl B*(c)	38,756	682

		9,653

Switzerland (2.5%)
ABB Ltd.*	26,501	636
Actelion Ltd.*	1,227	71
Adecco SA	1,477	97
Aryzta AG	935	48
Baloise Holding AG	602	60
Compagnie Financiere Richemont SA, Cl A	6,265	362
Credit Suisse Group AG	13,515	574

See Notes to Financial Statements.

60

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Switzerland—continued

GAM Holding AG*	2,479	47
Geberit AG	465	101
Givaudan SA*	93	94
Holcim Ltd.	2,943	222
Julius Baer Group Ltd.	2,479	108
Kuehne + Nagel International AG	648	91
Lindt & Spruengli AG	9	26
Logitech International SA*(c)	2,188	39
Lonza Group AG	548	46
Nestle SA	40,820	2,340
Nobel Biocare Holding AG*	1,485	31
Novartis AG	25,338	1,374
Pargesa Holding SA	325	31
Roche Holding AG	8,439	1,205
Schindler Holding AG Participation Certificate	583	70
Schindler Holding AG Registered Shares	259	31
SGS SA	65	116
Sika AG	23	55
Sonova Holding AG	551	49
STMicroelectronics NV	31,871	395
Straumann Holding AG	96	25
Swatch Group AG (The) Bearer Shares	369	163
Swatch Group AG (The) Registered Shares	519	41
Swiss Life Holding AG*	365	60
Swiss Re	4,228	242
Swisscom AG	278	124
Syngenta AG	1,134	369
Synthes, Inc.	711	96
Transocean Ltd.*	3,435	270
UBS AG*	43,705	784
Xstrata PLC	39,527	924
Zurich Financial Services AG	1,768	495

		11,912

United Kingdom (9.2%)
3i Group PLC	18,646	89
Admiral Group PLC	3,839	96
Aggreko PLC	5,038	127
AMEC PLC	6,378	122
Anglo American PLC	25,297	1,301
Antofagasta PLC	7,576	165
ARM Holdings PLC	25,396	234
Associated British Foods PLC	6,847	109
AstraZeneca PLC	27,093	1,244
Autonomy Corp. PLC*	4,160	106
Aviva PLC	53,158	369
BAE Systems PLC	67,794	353
Balfour Beatty PLC	13,170	73
Barclays PLC	219,766	979
BG Group PLC	64,856	1,614
BHP Billiton PLC	42,407	1,674
BP PLC	353,861	2,577
British American Tobacco PLC	37,234	1,494
British Land Co. PLC (The) REIT	16,679	148
British Sky Broadcasting Group PLC	21,890	290
BT Group PLC	148,957	444
Bunzl PLC	6,309	75
Burberry Group PLC	8,350	157
Cable & Wireless Worldwide	49,861	42
Cairn Energy PLC*	26,855	199
Capita Group PLC	11,970	143
Capital Shopping Centres Group PLC REIT	8,962	55
Carnival PLC	3,217	127
Centrica PLC	98,622	515
Cobham PLC	22,062	81
Compass Group PLC	35,908	323
Diageo PLC	49,047	932
Enquest PLC*	10,620	24
Eurasian Natural Resources Corp.	4,947	74
FirstGroup PLC	9,245	48
Fresnillo PLC	3,443	85
G4S PLC	27,100	111
GlaxoSmithKline PLC	97,623	1,863
Hammerson PLC REIT	13,505	97
Home Retail Group PLC	16,861	52
HSBC Holdings PLC	328,361	3,377
ICAP PLC	10,698	91
Imperial Tobacco Group PLC	19,566	605
Inmarsat PLC	8,390	81
InterContinental Hotels Group PLC	4,979	102
International Consolidated Airlines Group SA*	37,335	137
International Consolidated Airlines Group SA*	11,083	40
International Power PLC	29,254	145
Invensys PLC	15,507	86
Investec PLC	8,149	62
ITV PLC*	71,527	89
J Sainsbury PLC	23,149	125
Johnson Matthey PLC	4,125	123
Kazakhmys PLC	4,115	92
Kingfisher PLC	45,378	179

See Notes to Financial Statements.

61

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
United Kingdom—continued

Land Securities Group PLC REIT	14,582	172
Legal & General Group PLC	112,640	208
Lloyds Banking Group PLC*	771,417	719
London Stock Exchange Group PLC	2,868	38
Lonmin PLC	2,966	81
Man Group PLC	32,886	130
Marks & Spencer Group PLC	30,397	164
National Grid PLC	65,326	623
Next PLC	3,625	115
Old Mutual PLC	104,269	227
Pearson PLC	15,590	275
Prudential PLC	48,653	551
Reckitt Benckiser Group PLC	11,766	604
Reed Elsevier PLC	23,312	202
Rexam PLC	16,847	98
Rio Tinto PLC	27,081	1,902
Rolls-Royce Group PLC*	35,625	354
Royal Bank of Scotland Group PLC (The)*	324,901	213
Royal Dutch Shell PLC, Cl A	66,690	2,422
Royal Dutch Shell PLC, Cl B	50,308	1,824
RSA Insurance Group PLC	65,768	139
SABMiller PLC	18,229	646
Sage Group PLC (The)	25,251	113
Schroders PLC	2,149	60
Scottish & Southern Energy PLC	17,737	359
Segro PLC	14,109	73
Serco Group PLC	9,434	84
Severn Trent PLC	4,547	107
Smith & Nephew PLC	17,057	192
Smiths Group PLC	7,496	156
Standard Chartered PLC	43,721	1,134
Standard Life PLC	42,970	143
Subsea 7 SA*	25,621	647
Tesco PLC	156,380	956
Thomas Cook Group PLC	16,493	45
TUI Travel PLC	10,742	39
Tullow Oil PLC	17,325	402
Unilever PLC	24,661	752
United Utilities Group PLC	13,096	124
Vedanta Resources PLC	2,346	90
Vodafone Group PLC	992,967	2,812
Weir Group PLC (The)	3,444	96
Whitbread PLC	3,380	89
WM Morrison Supermarkets PLC	40,749	180
Wolseley PLC*	5,455	184

		44,489

Total Foreign Common Stocks (Cost $273,398)		473,127

Foreign Preferred Stocks (1.1%)
Germany (1.1%)
Bayerische Motoren Werke AG*	4,172	237
Fresenius Medical Care AG*	15,560	1,045
Henkel AG & Co. KGaA*	14,232	882
Porsche AG, 0.190%	6,992	458
ProSiebenSat.1 Media AG*	5,803	170
RWE AG*	3,117	189
Volkswagen AG*	13,633	2,211

		5,192

Total Foreign Preferred Stocks (Cost $2,414)		5,192

Rights — Foreign (0.0%)
Australia (0.0%)
Origin Energy Ltd., expires 04/13/11 at 13.00 AUD*	3,945	13

Austria (0.0%)
IMMOEAST AG*(a)(b)	175,419	—

Germany (0.0%)
Porsche Automobil Holding SE, expires 04/12/11 at 38.00 EUR*	6,992	61

Sweden (0.0%)
TeliaSonera AB*(b)	10,000	—

Total Rights — Foreign (Cost $50)		74

Warrants — Foreign (0.0%)
Hong Kong (0.0%)
Henderson Land Development Co. Ltd., expires 06/01/11 at 58.00 EUR*	8,444	1

Italy (0.0%)
Unione di Banche Italiane Scpa, expires 06/30/11 at 12.30 EUR*	182,276	—

Total Warrants — Foreign (Cost $—)		1

Exchange Traded Funds (0.5%)
iShares MSCI Australia Index Fund(c)	3,576	95
iShares MSCI Austria Investable Market Index Fund	1,633	38

See Notes to Financial Statements.

62

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

International Equity Index Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Exchange Traded Funds—continued

iShares MSCI Belgium Investable Market Index Fund(c)	2,268	32
iShares MSCI EAFE Index Fund	4,402	265
iShares MSCI EMU Index Fund(c)	24,867	963
iShares MSCI Germany Index Fund(c)	6,403	166
iShares MSCI Hong Kong Index Fund	1,178	22
iShares MSCI Italy Index Fund(c)	8,982	167
iShares MSCI Japan Index Fund	39,994	412
iShares MSCI Netherlands Investable Market Index Fund	798	18
iShares MSCI Singapore Index Fund	1,423	20
iShares MSCI Spain Index Fund	1,334	57
iShares MSCI Sweden Index Fund	1,376	45
iShares MSCI Switzerland Index Fund	1,446	37
iShares MSCI United Kingdom Index Fund(c)	9,110	163

Total Exchange Traded Funds (Cost $2,523)		2,500

Units (0.0%)
Singapore (0.0%)
Hutchison Port Holdings Trust*	3,200	3

Total Units (Cost $3)		3

Short-Term Investment (3.3%)
RidgeWorth Funds Securities Lending Joint Account(d)	16,117,813	16,118

Total Short-Term Investment (Cost $16,118)		16,118

Total Investments (Cost $294,506)(e) — 102.9%		497,015

Liabilities in excess of other assets — (2.9)%		(14,333)

Net Assets — 100.0%		$482,682

*	Non-income producing security.

(a)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(b)	Valued at fair value using procedures approved by the Board. Fair valued securities held by the Fund represent 0.7% of net assets as of March 31, 2011.

(c)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $13,781.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(e)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

AUD	— Australian Dollar

EUR	— Euro

PPS	— Partially Protected Shares

REIT	— Real Estate Investment Trust

RSP	— Retirement Savings Plan

SP ADR	— Sponsored American Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

63

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Large Cap Core Growth Stock Fund**

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (97.6%)
Consumer Discretionary (16.4%)
Abercrombie & Fitch Co., Cl A	89,149	5,233
Bed Bath & Beyond, Inc.*	103,495	4,996
BorgWarner, Inc.*	77,090	6,143
Carnival Corp.	159,600	6,122
CBS Corp., Cl B	234,533	5,873
Home Depot, Inc. (The)	153,000	5,670
Kohl’s Corp.	132,635	7,035
McDonald’s Corp.	79,360	6,039
Ross Stores, Inc.	81,665	5,808
Starwood Hotels & Resorts Worldwide, Inc.	101,900	5,922
Walt Disney Co. (The)	114,000	4,912

		63,753

Consumer Staples (5.0%)
Philip Morris International, Inc.	86,000	5,644
Walgreen Co.	150,000	6,021
Whole Foods Market, Inc.	120,400	7,934

		19,599

Energy (15.2%)
Apache Corp.	56,600	7,410
Cameron International Corp.*	142,507	8,137
Chevron Corp.	74,085	7,959
Halliburton Co.	162,445	8,096
National Oilwell Varco, Inc.	77,000	6,104
Occidental Petroleum Corp.	77,000	8,046
Peabody Energy Corp.	67,780	4,877
Schlumberger Ltd.	92,212	8,600

		59,229

Financials (12.5%)
Ameriprise Financial, Inc.	119,000	7,269
Capital One Financial Corp.	112,155	5,828
Fifth Third Bancorp	376,760	5,229
Goldman Sachs Group, Inc. (The)	33,000	5,229
Hartford Financial Services Group, Inc. (The)	146,235	3,938
PNC Financial Services Group, Inc.	127,975	8,061
T. Rowe Price Group, Inc.	90,630	6,020
Wells Fargo & Co.	223,000	7,069

		48,643

Health Care (11.5%)
AmerisourceBergen Corp.	221,293	8,754
Mylan, Inc.*	326,965	7,412
Pfizer, Inc.	373,437	7,585
Stryker Corp.	117,950	7,172
Thermo Fisher Scientific, Inc.*	125,350	6,963
UnitedHealth Group, Inc.	150,000	6,780

		44,666

Industrials (14.6%)
Caterpillar, Inc.	74,621	8,309
Cummins, Inc.	53,765	5,894
Dover Corp.	114,280	7,513
Emerson Electric Co.	102,000	5,960
Fluor Corp.	110,934	8,171
General Electric Co.	354,010	7,098
Union Pacific Corp.	66,875	6,576
United Parcel Service, Inc., Cl B	96,276	7,155

		56,676

Information Technology (19.1%)
Altera Corp.	148,000	6,515
Analog Devices, Inc.	163,610	6,443
Apple, Inc.*	29,799	10,384
ASML Holding NV NYS	113,830	5,065
Autodesk, Inc.*	99,000	4,367
EMC Corp.*	311,368	8,267
International Business Machines Corp.	46,445	7,574
Intuit, Inc.*	124,541	6,613
Juniper Networks, Inc.*	142,235	5,985
Oracle Corp.	187,800	6,267
QUALCOMM, Inc.*	125,680	6,891

		74,371

Materials (3.3%)
E.I. du Pont de Nemours & Co.	137,000	7,531
International Paper Co.	175,000	5,281

		12,812

Total Common Stocks (Cost $327,056)		379,749

Money Market Fund (3.0%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(a)	11,836,672	11,837

Total Money Market Fund (Cost $11,837)		11,837

Total Investments (Cost $338,893)(b) — 100.6%		391,586

Liabilities in excess of other assets — (0.6)%		(2,408)

Net Assets — 100.0%		$389,178

*	Non-income producing security.

**	Formerly Large Cap Core Equity Fund.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

NYS	— New York Registered Shares

See Notes to Financial Statements.

64

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.7%)
Consumer Discretionary (15.5%)
Abercrombie & Fitch Co., Cl A	89,370	5,246
Amazon.com, Inc.*	44,690	8,050
Bed Bath & Beyond, Inc.*	131,045	6,325
BorgWarner, Inc.*	100,750	8,029
Carnival Corp.	134,715	5,168
Coach, Inc.	154,840	8,058
Ctrip.com International Ltd. ADR*	72,030	2,988
Guess?, Inc.	91,630	3,606
Kohl’s Corp.	93,695	4,970
Las Vegas Sands Corp.*	113,640	4,798
Priceline.com, Inc.*	10,800	5,470
Scripps Networks Interactive, Inc., Cl A	126,620	6,342
Viacom, Inc., Cl B	84,200	3,917

		72,967

Consumer Staples (7.8%)
Colgate-Palmolive Co.	74,885	6,048
Estee Lauder Cos., Inc. (The), Cl A	57,570	5,547
Green Mountain Coffee Roasters, Inc.*	66,135	4,273
Hansen Natural Corp.*	111,005	6,686
Philip Morris International, Inc.	213,365	14,003

		36,557

Energy (10.8%)
Cameron International Corp.*	140,640	8,031
Halliburton Co.	174,220	8,683
National Oilwell Varco, Inc.	46,845	3,713
Occidental Petroleum Corp.	74,225	7,756
Peabody Energy Corp.	93,600	6,735
Schlumberger Ltd.	171,025	15,950

		50,868

Financials (4.7%)
Capital One Financial Corp.	112,320	5,836
Goldman Sachs Group, Inc. (The)	20,320	3,220
Hartford Financial Services Group, Inc. (The)	232,360	6,258
T. Rowe Price Group, Inc.	102,820	6,829

		22,143

Health Care (9.5%)
Alexion Pharmaceuticals, Inc.*	52,400	5,171
Allergan, Inc.	100,000	7,102
Amgen, Inc.*	86,920	4,646
Cerner Corp.*	33,675	3,745
Express Scripts, Inc.*	104,230	5,796
Intuitive Surgical, Inc.*	21,540	7,183
Mylan, Inc.*	269,320	6,105
Thermo Fisher Scientific, Inc.*	90,210	5,011

		44,759

Industrials (15.6%)
BE Aerospace, Inc.*	87,490	3,109
Dover Corp.	112,320	7,384
Emerson Electric Co.	149,105	8,712
Fluor Corp.	74,975	5,523
Honeywell International, Inc.	181,280	10,824
Illinois Tool Works, Inc.	111,660	5,998
J.B. Hunt Transport Services, Inc.	150,230	6,824
Joy Global, Inc.	42,710	4,220
Precision Castparts Corp.	35,660	5,248
Union Pacific Corp.	51,275	5,042
United Parcel Service, Inc., Cl B	141,290	10,501

		73,385

Information Technology (31.0%)
Analog Devices, Inc.	151,175	5,953
Apple, Inc.*	79,305	27,634
ARM Holdings PLC SP ADR	217,875	6,138
ASML Holding NV NYS	117,585	5,233
Baidu, Inc. SP ADR*	46,095	6,352
Broadcom Corp., Cl A	154,935	6,101
Cisco Systems, Inc.	342,140	5,868
EMC Corp.*	377,795	10,030
F5 Networks, Inc.*	44,530	4,567
Google, Inc., Cl A*	28,125	16,487
Juniper Networks, Inc.*	196,800	8,281
Oracle Corp.	494,440	16,500
QUALCOMM, Inc.*	162,470	8,908
Salesforce.com, Inc.*	46,765	6,247
Visa, Inc., Cl A	153,245	11,282

		145,581

Materials (4.8%)
International Paper Co.	224,365	6,771
Lubrizol Corp. (The)	49,675	6,654
Praxair, Inc.	88,145	8,956

		22,381

Total Common Stocks (Cost $292,193)		468,641

See Notes to Financial Statements.

65

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Large Cap Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (0.4%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(a)	1,774,577	1,775

Total Money Market Fund (Cost $1,775)		1,775

Total Investments (Cost $293,968)(b) — 100.1%		470,416

Liabilities in excess of other assets — (0.1)%		(361)

Net Assets — 100.0%		$470,055

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

ADR	— American Depositary Receipt

NYS	— New York Registered Shares

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

66

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Large Cap Quantitative Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.3%)
Consumer Discretionary (13.3%)
CBS Corp., Cl B	15,741	394
Coach, Inc.	1,757	91
DIRECTV, Cl A*	12,440	582
Federal-Mogul Corp.*	1,971	49
Foot Locker, Inc.	4,338	85
Harman International Industries, Inc.	5	—
ITT Educational Services, Inc.*	590	43
John Wiley & Sons, Inc., CL A	683	35
Liberty Global, Inc., Cl A*	118	5
Limited Brands, Inc.	2,695	89
Omnicom Group, Inc.	11,284	554
Polo Ralph Lauren Corp.	444	55
Signet Jewelers Ltd.*	787	36
Time Warner Cable, Inc., Cl A	500	36
TRW Automotive Holdings Corp.*	1,198	66
VF Corp.	1,719	169
Williams-Sonoma, Inc.	1,287	52

		2,341

Consumer Staples (7.3%)
Coca-Cola Enterprises, Inc.	12,067	329
Constellation Brands, Inc., Cl A*	4,841	98
Herbalife Ltd.	857	70
Philip Morris International, Inc.	10,395	682
Walgreen Co.	2,610	105

		1,284

Energy (10.4%)
Devon Energy Corp.	1,364	125
Marathon Oil Corp.	1,680	90
Murphy Oil Corp.	7,451	547
Occidental Petroleum Corp.	3,285	343
Oceaneering International, Inc.*	396	35
SEACOR Holdings, Inc.	3,604	333
Transocean Ltd.*	4,420	345

		1,818

Financials (13.0%)
Allied World Assurance Co. Holdings Ltd.	1,979	124
American Financial Group, Inc.	5,117	179
Ameriprise Financial, Inc.	1,821	111
Aspen Insurance Holdings Ltd.	3,176	88
Assurant, Inc.	5,441	210
Moody’s Corp.	5,462	185
NASDAQ OMX Group, Inc. (The)*	7,558	195
Protective Life Corp.	7,686	204
Reinsurance Group of America, Inc.	3,860	242
Travelers Cos., Inc. (The)	8,695	517
Validus Holdings Ltd.	6,766	226

		2,281

Health Care (14.1%)
Agilent Technologies, Inc.*	5,283	237
AstraZeneca PLC SP ADR	9,945	459
Becton Dickinson and Co.	5,778	460
Biogen Idec, Inc.*	7,705	565
Eli Lilly & Co.	14,937	525
Pfizer, Inc.	7,454	151
UnitedHealth Group, Inc.	791	36
Warner Chilcott PLC, CL A	1,471	34

		2,467

Industrials (10.8%)
Avery Dennison Corp.	854	36
CNH Global NV NYS*	4,948	240
Copa Holdings SA, Cl A	3,330	176
CSX Corp.	1,095	86
Gardner Denver, Inc.	1,172	92
Huntington Ingalls Industries, Inc.*	1,257	52
Northrop Grumman Corp.	7,543	473
Raytheon Co.	8,160	415
Union Pacific Corp.	375	37
Waste Connections, Inc.	9,793	282

		1,889

Information Technology (20.9%)
Accenture PLC, CL A	8,947	492
Altera Corp.	3,882	171
Amdocs Ltd.*	11,287	326
Analog Devices, Inc.	7,617	300
Applied Materials, Inc.	14,530	227
Corning, Inc.	11,625	240
International Business Machines Corp.	3,670	598
Motorola Solutions, Inc.*	6,828	305
STMicroelectronics NV NYS	11,323	141
Texas Instruments, Inc.	10,027	346
Western Union Co.	25,464	529

		3,675

Materials (6.8%)
Cliffs Natural Resources, Inc.	1,340	132
E.I. du Pont de Nemours & Co.	6,025	331
Eastman Chemical Co.	354	35
Freeport-McMoRan Copper & Gold, Inc.	5,627	313
PPG Industries, Inc.	3,984	379

		1,190

See Notes to Financial Statements.

67

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Large Cap Quantitative Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services (1.6%)
CenturyLink, Inc.	2,059	85
MetroPCS Communications, Inc.*	2,744	45
Qwest Communications International, Inc.	22,786	156

		286

Utilities (1.1%)
AES Corp. (The)*	6,667	87
Entergy Corp.	1,579	106

		193

Total Common Stocks (Cost $16,412)		17,424

Money Market Fund (0.8%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(a)	137,606	138

Total Money Market Fund (Cost $138)		138

Total Investments (Cost $16,550)(b) — 100.1%		17,562

Liabilities in excess of other assets — (0.1)%		(19)

Net Assets — 100.0%		$17,543

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

NYS	— New York Registered Shares

SP ADR	— Sponsored American Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

68

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Large Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (98.3%)
Consumer Discretionary (8.6%)
DR Horton, Inc.	735,600	8,570
International Game Technology	1,230,400	19,969
Omnicom Group, Inc.	421,650	20,686
Staples, Inc.	745,600	14,480
Target Corp.	585,600	29,286
Walt Disney Co. (The)	357,050	15,385
Whirlpool Corp.	183,600	15,672

		124,048

Consumer Staples (9.7%)
Colgate-Palmolive Co.	462,950	37,388
ConAgra Foods, Inc.	478,550	11,365
CVS Caremark Corp.	255,400	8,765
JM Smucker Co. (The)	158,958	11,348
Kimberly-Clark Corp.	219,500	14,327
Kraft Foods, Inc., Cl A	891,800	27,967
PepsiCo, Inc.	453,550	29,213

		140,373

Energy (11.5%)
Arch Coal, Inc.	330,800	11,922
Chevron Corp.	280,650	30,150
ConocoPhillips	398,057	31,789
Devon Energy Corp.	167,500	15,371
Murphy Oil Corp.	314,950	23,124
Occidental Petroleum Corp.	297,450	31,081
QEP Resources, Inc.	570,808	23,141

		166,578

Financials (26.2%)
Bank of America Corp.	1,866,800	24,884
BB&T Corp.	1,066,751	29,282
Comerica, Inc.	792,400	29,097
Fifth Third Bancorp	956,950	13,282
Franklin Resources, Inc.	203,400	25,441
Goldman Sachs Group, Inc. (The)	91,700	14,532
Health Care REIT, Inc.	315,150	16,526
JPMorgan Chase & Co.	614,016	28,306
MetLife, Inc.	502,200	22,464
Morgan Stanley	1,070,150	29,237
Northern Trust Corp.	573,400	29,100
PartnerRe Ltd.	115,700	9,168
Prudential Financial, Inc.	386,751	23,816
Travelers Cos., Inc. (The)	452,000	26,885
U.S. Bancorp	1,096,950	28,992
Wells Fargo & Co.	919,350	29,144

		380,156

Health Care (8.8%)
Abbott Laboratories	315,850	15,492
Baxter International, Inc.	274,050	14,736
CIGNA Corp.	335,650	14,863
Medtronic, Inc.	736,800	28,993
Merck & Co., Inc.	736,150	24,300
Pfizer, Inc.	1,419,400	28,828

		127,212

Industrials (16.1%)
3M Co.	123,900	11,585
ABB Ltd. SP ADR*	961,000	23,247
Emerson Electric Co.	259,700	15,174
Flowserve Corp.	114,927	14,803
General Dynamics Corp.	294,600	22,555
Illinois Tool Works, Inc.	374,500	20,118
Ingersoll-Rand PLC	338,100	16,334
Republic Services, Inc.	699,500	21,013
Southwest Airlines Co.	1,230,650	15,543
Textron, Inc.	777,800	21,304
Union Pacific Corp.	149,450	14,695
United Parcel Service, Inc., Cl B	293,986	21,849
United Technologies Corp.	170,200	14,407

		232,627

Information Technology (7.7%)
Activision Blizzard, Inc.	790,500	8,672
Harris Corp.	456,290	22,632
Hewlett-Packard Co.	699,350	28,652
Microsoft Corp.	1,124,250	28,511
TE Connectivity Ltd.	253,600	8,830
Xerox Corp.	1,397,650	14,885

		112,182

Materials (5.3%)
Airgas, Inc.	344,400	22,875
Ashland, Inc.	253,350	14,633
Ecolab, Inc.	525,050	26,788
Martin Marietta Materials, Inc.(a)	132,300	11,864

		76,160

Telecommunication Services (2.5%)
AT&T, Inc.	1,165,350	35,660

Utilities (1.9%)
PPL Corp.	1,120,700	28,354

Total Common Stocks (Cost $1,226,701)		1,423,350

See Notes to Financial Statements.

69

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Large Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Short-Term Investment (0.8%)
RidgeWorth Funds Securities Lending Joint Account(b)	11,534,000	11,534

Total Short-Term Investment (Cost $11,534)		11,534

Money Market Fund (1.4%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(c)	19,726,469	19,726

Total Money Market Fund (Cost $19,726)		19,726

Total Investments (Cost $1,257,961)(d) — 100.5%		1,454,610

Liabilities in excess of other assets — (0.5)%		(6,907)

Net Assets — 100.0%		$1,447,703

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $11,334.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

REIT	— Real Estate Investment Trust

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

70

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Mid-Cap Core Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (93.7%)
Consumer Discretionary (15.3%)
Advance Auto Parts, Inc.	4,380	287
American Eagle Outfitters, Inc.	15,115	240
BorgWarner, Inc.*	4,215	336
CBS Corp., Cl B	17,320	434
Coach, Inc.	4,955	258
Darden Restaurants, Inc.	7,235	355
DreamWorks Animation SKG, Inc., Cl A*	9,200	257
Lennar Corp.	13,690	248
Limited Brands, Inc.	9,650	317
Mohawk Industries, Inc.*	6,075	372
Newell Rubbermaid, Inc.	15,930	305
Scripps Networks Interactive, Inc., Cl A	7,244	363
Starwood Hotels & Resorts Worldwide, Inc.	4,860	282
Texas Roadhouse, Inc.	15,965	271
Whirlpool Corp.	1,765	151

		4,476

Consumer Staples (6.1%)
BJ’s Wholesale Club, Inc.*	6,620	323
Church & Dwight Co., Inc.	3,735	296
Dr Pepper Snapple Group, Inc.	8,420	313
H.J. Heinz Co.	5,370	262
Mead Johnson Nutrition Co.	4,410	256
Molson Coors Brewing Co., Cl B	7,405	347

		1,797

Energy (9.3%)
Diamond Offshore Drilling, Inc.(a)	3,095	241
Noble Energy, Inc.	3,357	325
Oil States International, Inc.*	4,450	339
Petrohawk Energy Corp.*	10,120	248
Plains Exploration & Production Co.*	7,740	280
QEP Resources, Inc.	7,780	315
SM Energy Co.	4,375	325
Superior Energy Services, Inc.*	7,943	326
Williams Cos., Inc. (The)	9,955	310

		2,709

Financials (17.9%)
Ameriprise Financial, Inc.	5,409	330
Arch Capital Group Ltd.*	2,790	277
AvalonBay Communities, Inc., REIT	1,624	195
BlackRock, Inc.	1,075	216
Brandywine Realty Trust, REIT	25,600	311
Comerica, Inc.	7,725	284
Discover Financial Services	14,735	355
HCP, Inc., REIT	7,470	283
KeyCorp	27,430	244
Lincoln National Corp.	11,575	348
M&T Bank Corp.	4,320	382
Prosperity Bancshares, Inc.	8,225	352
SVB Financial Group*	4,860	277
Synovus Financial Corp.	60,090	144
Washington Real Estate Investment Trust	10,258	319
Weingarten Realty Investors, REIT	9,950	249
Willis Group Holdings PLC	9,355	378
XL Group PLC	11,960	294

		5,238

Health Care (10.0%)
Agilent Technologies, Inc.*	7,095	318
C.R. Bard, Inc.	1,650	164
CareFusion Corp.*	13,625	384
Coventry Health Care, Inc.*	13,035	416
Gen-Probe, Inc.*	6,115	406
Hospira, Inc.*	3,735	206
Laboratory Corp. of America Holdings*	3,845	354
Life Technologies Corp.*	5,200	272
Mylan, Inc.*	18,100	410

		2,930

Industrials (10.3%)
Dover Corp.	5,710	375
Eaton Corp.	5,610	311
Fluor Corp.	4,674	344
ITT Corp.	7,115	427
L-3 Communications Holdings, Inc.	4,465	350
Rockwell Automation, Inc.	4,625	438
Roper Industries, Inc.	4,075	352
Ryder System, Inc.	8,250	418

		3,015

Information Technology (11.7%)
Activision Blizzard, Inc.	27,805	305
Altera Corp.	8,830	389
Analog Devices, Inc.	9,065	357
Autodesk, Inc.*	8,370	369
Avago Technologies Ltd.	10,345	322
Citrix Systems, Inc.*	4,010	294
NetApp, Inc.*	5,930	286
Polycom, Inc.*	6,600	342
Teradata Corp.*	7,570	384
Western Digital Corp.*	10,055	375

		3,423

See Notes to Financial Statements.

71

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Mid-Cap Core Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Materials (5.4%)
Agnico-Eagle Mines Ltd.	3,630	241
Albemarle Corp.	6,685	400
FMC Corp.	4,410	374
Newmont Mining Corp.	3,825	209
Packaging Corp. of America	12,260	354

		1,578

Telecommunication Services (0.5%)
NII Holdings, Inc.*	3,595	150

Utilities (7.2%)
Constellation Energy Group, Inc.	9,510	296
MDU Resources Group, Inc.	13,385	307
NiSource, Inc.	18,435	354
OGE Energy Corp.	6,175	312
ONEOK, Inc.	3,700	247
Westar Energy, Inc.	8,925	236
Xcel Energy, Inc.	15,015	359

		2,111

Total Common Stocks (Cost $18,051)		27,427

Short-Term Investment (1.6%)
RidgeWorth Funds Securities Lending Joint Account(b)	466,008	466

Total Short-Term Investment (Cost $466)		466

Money Market Fund (6.2%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(c)	1,820,152	1,820

Total Money Market Fund (Cost $1,820)		1,820

Total Investments (Cost $20,337)(d) — 101.5%		29,713

Liabilities in excess of other assets — (1.5)%		(438)

Net Assets — 100.0%		$29,275

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $455.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

72

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Mid-Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (96.1%)
Consumer Discretionary (9.4%)
American Eagle Outfitters, Inc.	325,500	5,172
Cooper Tire & Rubber Co.	855,800	22,037
Hillenbrand, Inc.	1,207,400	25,959
International Game Technology	2,461,400	39,948
KB Home(a)	1,639,800	20,399
Omnicom Group, Inc.	401,500	19,698
Staples, Inc.	1,147,300	22,281
Whirlpool Corp.	359,600	30,695

		186,189

Consumer Staples (5.0%)
ConAgra Foods, Inc.	1,249,700	29,680
Flowers Foods, Inc.	765,100	20,834
JM Smucker Co. (The)	344,700	24,608
Sara Lee Corp.	1,384,100	24,457

		99,579

Energy (8.6%)
Murphy Oil Corp.	548,400	40,263
QEP Resources, Inc.	1,544,100	62,598
Talisman Energy, Inc.	893,200	22,062
Tidewater, Inc.	754,800	45,175

		170,098

Financials (29.0%)
AllianceBernstein Holding LP(a)	484,300	10,558
Allstate Corp. (The)	996,800	31,678
Annaly Capital Management, Inc., REIT	1,633,600	28,506
BB&T Corp.	1,546,000	42,438
Chubb Corp.	332,300	20,373
Comerica, Inc.	1,297,200	47,633
Digital Realty Trust, Inc. REIT(a)	335,200	19,489
E-House China Holdings Ltd. ADS(a)	436,700	5,131
Fifth Third Bancorp	1,675,200	23,252
Hancock Holding Co.(a)	663,200	21,780
Hartford Financial Services Group, Inc. (The)	1,428,700	38,475
Health Care REIT, Inc.(a)	391,500	20,530
Lazard Ltd., Cl A	981,100	40,794
Lincoln National Corp.	1,335,300	40,112
MB Financial, Inc.	2,234,400	46,833
Northern Trust Corp.	1,034,200	52,486
PartnerRe Ltd.	217,400	17,227
People’s United Financial, Inc.	2,739,500	34,463
Principal Financial Group, Inc.	445,700	14,311
Zions Bancorp.	915,500	21,111

		577,180

Health Care (4.0%)
CIGNA Corp.	434,400	19,235
Omnicare, Inc.	1,225,200	36,744
STERIS Corp.	702,600	24,268

		80,247

Industrials (18.9%)
ABM Industries, Inc.	382,500	9,712
Flowserve Corp.	156,100	20,106
General Dynamics Corp.	246,400	18,864
Gol Linhas Aereas Inteligentes SA ADR(a)	2,189,100	30,056
Harsco Corp.	498,300	17,585
Ingersoll-Rand PLC	457,200	22,087
Interface, Inc., Cl A	1,043,301	19,291
Kennametal, Inc.	511,400	19,945
Lennox International, Inc.	350,200	18,414
Mueller Water Products, Inc., Cl A	2,457,000	11,007
Parker Hannifin Corp.	249,100	23,585
R.R. Donnelley & Sons Co.	2,085,400	39,456
Republic Services, Inc.	1,123,100	33,738
Southwest Airlines Co.	2,392,700	30,220
Textron, Inc.	746,700	20,452
Timken Co. (The)	384,100	20,088
Towers Watson & Co., Cl A	381,400	21,152

		375,758

Information Technology (7.7%)
Activision Blizzard, Inc.	1,809,000	19,845
Broadridge Financial Solutions, Inc.	214,272	4,862
Global Payments, Inc.	322,900	15,796
Harris Corp.	860,900	42,701
Intersil Corp., Cl A	3,140,500	39,099
TE Connectivity Ltd.	234,700	8,172
Xerox Corp.	2,085,600	22,212

		152,687

Materials (8.5%)
Airgas, Inc.	223,600	14,852
Ashland, Inc.	823,100	47,542
Cytec Industries, Inc.	603,800	32,829
Ecolab, Inc.	423,500	21,607
Martin Marietta Materials, Inc.(a)	271,500	24,345
Packaging Corp. of America	175,900	5,082

See Notes to Financial Statements.

73

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Mid-Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Materials—continued

Valspar Corp. (The)	569,600	22,271

		168,528

Utilities (5.0%)
Constellation Energy Group, Inc.	953,000	29,667
Entergy Corp.	218,700	14,699
PPL Corp.	1,751,000	44,300
Sempra Energy	188,200	10,069

		98,735

Total Common Stocks (Cost $1,747,878)		1,909,001

Short-Term Investment (4.2%)
RidgeWorth Funds Securities Lending Joint Account(b)	83,701,225	83,701

Total Short-Term Investment (Cost $83,701)		83,701

Money Market Fund (4.8%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(c)	95,687,048	95,687

Total Money Market Fund (Cost $95,687)		95,687

Total Investments (Cost $1,927,266)(d) — 105.1%		2,088,389

Liabilities in excess of other assets — (5.1)%		(101,118)

Net Assets — 100.0%		$1,987,271

(a)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $81,857.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

ADR	— American Depositary Receipt

ADS	— American Depositary Shares

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

74

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Real Estate 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (116.1%)
Common Stocks (115.3%)
Diversified (11.9%)
Cohen & Steers, Inc.(a)	6,500	193
Colonial Properties Trust REIT	1,600	31
Coresite Realty Corp. REIT	2,700	43
Vornado Realty Trust REIT(a)	7,602	665
Washington Real Estate Investment Trust(a)	9,900	308
Weyerhaeuser Co. REIT(a)	10,300	253

		1,493

Health Care (10.5%)
Cogdell Spencer, Inc. REIT	13,800	82
HCP, Inc. REIT(a)	15,400	584
Health Care REIT, Inc.(a)	3,500	184
National Health Investors, Inc. REIT	2,400	115
Nationwide Health Properties, Inc. REIT(a)	4,700	200
OMEGA Healthcare Investors, Inc. REIT(a)	4,500	100
Senior Housing Properties Trust REIT	2,100	48

		1,313

Homebuilders (0.2%)
Sun Communities, Inc. REIT	900	32

Hotels & Leisure Properties (5.9%)
Ashford Hospitality Trust, Inc. REIT	14,900	164
FelCor Lodging Trust, Inc. REIT*	13,200	81
Hospitality Properties Trust REIT	2,100	49
Host Hotels & Resorts, Inc. REIT(a)	13,501	238
LaSalle Hotel Properties REIT	3,200	86
Pebblebrook Hotel Trust REIT	3,500	77
Sunstone Hotel Investors, Inc. REIT*	3,700	38

		733

Industrials (13.3%)
AMB Property Corp. REIT	5,300	191
DCT Industrial Trust, Inc. REIT	8,300	46
Extra Space Storage, Inc. REIT	8,300	172
First Industrial Realty Trust, Inc. REIT*	5,400	64
First Potomac Realty Trust REIT	24,700	389
Public Storage REIT(a)	4,000	444
Sovran Self Storage, Inc. REIT	6,400	253
U-Store-It Trust REIT	9,700	102

		1,661

Land & Forest Products (0.4%)
Brookfield Infrastructure Partners L.P.	2,100	47

Mortgage (5.3%)
American Capital Agency Corp. REIT	6,700	195
Chimera Investment Corp. REIT	7,300	29
Commonwealth REIT	6,850	178
Invesco Mortgage Capital, Inc. REIT	10,600	232
Two Harbors Investment Corp. REIT	2,400	25

		659

Office (18.5%)
BioMed Realty Trust, Inc. REIT	6,900	131
Boston Properties, Inc. REIT(a)	4,600	436
Corporate Office Properties Trust REIT	13,500	488
Digital Realty Trust, Inc. REIT	6,700	389
Government Properties Income Trust REIT	4,500	121
Kilroy Realty Corp. REIT	6,200	241
Lexington Realty Trust REIT	18,700	175
Liberty Property Trust REIT	1,400	46
Mack-Cali Realty Corp. REIT	6,600	224
Parkway Properties, Inc. REIT(a)	3,600	61

		2,312

Residential (18.7%)
Alexander’s, Inc. REIT	200	81
American Campus Communities, Inc. REIT	4,100	135
Apartment Investment & Management Co. REIT	1,700	43
Associated Estates Realty Corp. REIT	4,100	65
AvalonBay Communities, Inc. REIT	1,900	228
BRE Properties, Inc. REIT	6,300	297
Equity Lifestyle Properties, Inc. REIT	1,500	87
Equity Residential REIT(a)	16,400	925
Essex Property Trust, Inc. REIT	1,200	149
Mid-America Apartment Communities, Inc. REIT	900	58
UDR, Inc. REIT(a)	11,100	271

		2,339

Retail (30.6%)
Agree Realty Corp. REIT	1,600	36
Cedar Shopping Centers, Inc. REIT	13,200	80
Developers Diversified Realty Corp. REIT(a)	12,800	179
Equity One, Inc. REIT(a)	9,800	184
General Growth Properties, Inc. REIT*	29,386	455
Getty Realty Corp. REIT	1,300	30
Kite Realty Group Trust REIT	15,700	83

See Notes to Financial Statements.

75

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Real Estate 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Retail—continued

Macerich Co. (The) REIT(a)	4,842	240
Pennsylvania Real Estate Investment Trust REIT(a)	12,900	184
Ramco-Gershenson Properties Trust REIT	2,400	30
Realty Income Corp. REIT	4,300	150
Regency Centers Corp. REIT(a)	5,100	222
Simon Property Group, Inc. REIT(a)	11,304	1,211
Taubman Centers, Inc. REIT	12,500	670
Urstadt Biddle Properties, Inc. CL A, REIT	4,000	76

		3,830

Total Common Stocks (Cost $11,381)		14,419

Money Market Fund (0.8%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(b)	101,107	101

Total Money Market Fund (Cost $101)		101

Total Long Positions (Cost $11,482)(c) — 116.1%		14,520

Other assets in excess of liabilities — 0.1%		5
Short Positions (see summary below) — (16.2)%		(2,023)

Net Assets — 100.0%		$12,502

Short Positions ((16.2)%)
Common Stocks Sold Short ((16.2)%)
Construction ((0.3)%)
Orion Marine Group, Inc. *	(3,300)	(36)

Diversified ((0.1)%)
FBR Capital Markets Corp. *	(3,700)	(13)

Homebuilders ((1.2)%)
Cavco Industries, Inc. *	(1,500)	(68)
Pulte Group, Inc. *	(2,600)	(19)
Toll Brothers, Inc. *	(2,900)	(57)

		(144)

Hotels & Leisure Properties ((0.3)%)
Choice Hotels International, Inc.	(900)	(35)

Mortgage ((2.8)%)
Anworth Mortgage Asset Corp. REIT	(8,200)	(58)
iStar Financial, Inc. REIT*	(6,700)	(62)
Redwood Trust, Inc. REIT	(3,300)	(51)
Walter Investment Management Corp. REIT	(11,400)	(184)

		(355)

Office ((4.3)%)
Brandywine Realty Trust REIT	(3,500)	(42)
Douglas Emmett, Inc. REIT	(2,100)	(39)
Highwoods Properties, Inc. REIT	(5,600)	(196)
Piedmont Office Realty Trust, Inc. REIT	(2,300)	(45)
SL Green Realty Corp. REIT	(2,800)	(211)

		(533)

Retail ((7.2)%)
Acadia Realty Trust REIT	(12,200)	(231)
Federal Realty Investment Trust REIT	(3,800)	(310)
Glimcher Realty Trust REIT	(4,400)	(41)
Saul Centers, Inc. REIT	(7,300)	(325)

		(907)

Total Short Positions (16.2)% (Proceeds $(1,984))		(2,023)

*	Non-income producing security.

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

76

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Select Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.0%)
Consumer Discretionary (11.6%)
Bed Bath & Beyond, Inc.*	37,720	1,821
BorgWarner, Inc.*	23,470	1,870
Carnival Corp.	51,675	1,982
Coach, Inc.	40,565	2,111
Priceline.com, Inc.*	3,730	1,889
Viacom, Inc., Cl B	40,060	1,864

		11,537

Consumer Staples (1.5%)
Estee Lauder Cos., Inc. (The), Cl A	16,085	1,550

Energy (13.7%)
Apache Corp.	11,750	1,538
Cameron International Corp.*	48,295	2,758
Halliburton Co.	70,985	3,538
Occidental Petroleum Corp.	25,015	2,614
Schlumberger Ltd.	34,340	3,202

		13,650

Financials (6.5%)
Goldman Sachs Group, Inc. (The)	11,350	1,798
PNC Financial Services Group, Inc.	34,035	2,144
T. Rowe Price Group, Inc.	38,105	2,531

		6,473

Health Care (11.5%)
AmerisourceBergen Corp.	78,035	3,087
Express Scripts, Inc.*	50,580	2,813
Intuitive Surgical, Inc.*	3,840	1,280
Pfizer, Inc.	87,870	1,785
Thermo Fisher Scientific, Inc.*	45,640	2,535

		11,500

Industrials (13.8%)
Emerson Electric Co.	40,615	2,373
Fluor Corp.	48,140	3,546
Precision Castparts Corp.	15,125	2,226
Union Pacific Corp.	32,580	3,204
United Parcel Service, Inc., Cl B	32,935	2,448

		13,797

Information Technology (34.8%)
Analog Devices, Inc.	84,095	3,312
Apple, Inc.*	16,720	5,826
ASML Holding NV NYS	46,780	2,082
Broadcom Corp., Cl A	49,015	1,930
EMC Corp.*	111,330	2,956
F5 Networks, Inc.*	13,155	1,349
Google, Inc., Cl A*	5,585	3,274
Intuit, Inc.*	36,590	1,943
Juniper Networks, Inc.*	94,715	3,985
Oracle Corp.	99,305	3,314
QUALCOMM, Inc.	48,215	2,644
Visa, Inc., Cl A	27,740	2,042

		34,657

Materials (2.7%)
Praxair, Inc.	26,095	2,651

Telecommunication Services (2.9%)
American Tower Corp., Cl A*	55,420	2,872

Total Common Stocks (Cost $69,222)		98,687

Money Market Fund (1.5%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(a)	1,468,661	1,469

Total Money Market Fund (Cost $1,469)		1,469

Total Investments (Cost $70,691)(b) — 100.5%		100,156

Liabilities in excess of other assets — (0.5)%		(537)

Net Assets — 100.0%		$99,619

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

NYS	— New York Registered Shares

See Notes to Financial Statements.

77

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.2%)
Consumer Discretionary (15.7%)
ANN, Inc.*	181,195	5,274
Asbury Automotive Group, Inc.*	237,220	4,386
AscenaRetail Group, Inc.*	117,890	3,821
Bravo Brio Restaurant Group, Inc.*	38,708	685
California Pizza Kitchen, Inc.*	74,495	1,257
Chico’s FAS, Inc.	283,420	4,223
Cooper Tire & Rubber Co.	195,830	5,043
Deckers Outdoor Corp.*	59,930	5,163
DSW, Inc., Cl A*(a)	97,620	3,901
Hibbett Sports, Inc.*	65,965	2,362
Life Time Fitness, Inc.*	94,830	3,538
Makemytrip Ltd.*(a)	37,400	1,096
Ruby Tuesday, Inc.*	317,535	4,163
Steven Madden Ltd.*	80,835	3,794
Tempur-Pedic International, Inc.*	41,880	2,122
Tenneco, Inc.*	102,700	4,360
Ulta Salon Cosmetics & Fragrance, Inc.*	65,450	3,150
Valassis Communications, Inc.*	149,960	4,370
Warnaco Group, Inc. (The)*	83,870	4,796

		67,504

Consumer Staples (1.5%)
Diamond Foods, Inc.(a)	77,650	4,333
Nu Skin Enterprises, Inc., Cl A	79,385	2,282

		6,615

Energy (6.8%)
Berry Petroleum Co., Cl A	43,805	2,210
Brigham Exploration Co.*	93,750	3,486
CARBO Ceramics, Inc.(a)	21,575	3,045
Gulfport Energy Corp.*	104,445	3,776
Lufkin Industries, Inc.	30,455	2,847
North American Energy Partners, Inc.*	215,920	2,662
Oasis Petroleum, Inc.*	81,440	2,575
Pioneer Drilling Co.*	180,250	2,487
Western Refining, Inc.*(a)	157,430	2,668
World Fuel Services Corp.	83,520	3,392

		29,148

Financials (8.8%)
Cardtronics, Inc.*	212,070	4,316
Cathay General Bancorp	120,425	2,053
Encore Capital Group, Inc.*	192,110	4,551
MB Financial, Inc.	161,845	3,392
PMI Group, Inc. (The)*	525,350	1,418
Portfolio Recovery Associates, Inc.*	63,570	5,412
Stifel Financial Corp.*	67,250	4,828
Synovus Financial Corp.	1,126,920	2,705
Webster Financial Corp.	92,835	1,989
Wintrust Financial Corp.(a)	92,735	3,408
World Acceptance Corp.*(a)	60,150	3,922

		37,994

Health Care (15.2%)
Acorda Therapeutics, Inc.*	56,725	1,316
Bio-Reference Laboratories, Inc.*(a)	111,715	2,507
Catalyst Health Solutions, Inc.*	81,735	4,571
Computer Programs & Systems, Inc.	22,845	1,469
Cubist Pharmaceuticals, Inc.*	103,145	2,603
HealthSouth Corp.*	182,725	4,565
Healthspring, Inc.*	65,615	2,452
HeartWare International, Inc.*(a)	26,340	2,253
ICON PLC SP ADR*	101,465	2,191
Impax Laboratories, Inc.*	72,270	1,839
Incyte Corp. Ltd.*(a)	124,900	1,980
Medicines Co. (The)*	126,000	2,053
Medicis Pharmaceutical Corp., CL A	40,645	1,302
Medidata Solutions, Inc.*	84,700	2,166
Merit Medical Systems, Inc.*	101,775	1,997
Momenta Pharmaceuticals, Inc.*(a)	122,670	1,944
Neogen Corp.*	68,570	2,837
NuVasive, Inc.*(a)	87,855	2,225
Onyx Pharmaceuticals, Inc.*	84,300	2,966
Par Pharmaceutical Cos., Inc.*	29,720	924
PSS World Medical, Inc.*	115,515	3,136
Quality Systems, Inc.(a)	22,175	1,848
Questcor Pharmaceuticals, Inc.*	140,275	2,021
Salix Pharmaceuticals Ltd.*	40,335	1,413
SonoSite, Inc.*	64,650	2,154
STERIS Corp.	99,025	3,420
Viropharma, Inc.*	108,700	2,163
West Pharmaceutical Services, Inc.	63,800	2,856

		65,171

Industrials (17.7%)
AAR Corp.*	112,020	3,105
Acacia Research — Acacia Technologies*	133,035	4,552
Actuant Corp.	163,295	4,736
Alaska Air Group, Inc.*	32,230	2,044
American Reprographics Co.*	150,665	1,559
American Science & Engineering, Inc.	21,835	2,017
Barnes Group, Inc.	89,245	1,863
Belden, Inc.	49,596	1,862
CIRCOR International, Inc.	68,091	3,202
Corporate Executive Board Co. (The)	42,730	1,725
EnPro Industries, Inc.*	79,125	2,874
Forward Air Corp.	130,000	3,982

See Notes to Financial Statements.

78

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

General Cable Corp.*	57,565	2,493
Hexcel Corp.*	156,210	3,076
Hub Group, Inc., Cl A*	132,955	4,812
II-VI, Inc.*	27,790	1,383
InnerWorkings, Inc.*(a)	314,345	2,320
Kelly Services, Inc., Cl A*	83,207	1,806
Knight Transportation, Inc.	145,445	2,800
MasTec, Inc.*	124,870	2,597
Meritor, Inc.*	103,315	1,753
MYR Group, Inc.*	145,940	3,491
RSC Holdings, Inc.*	349,065	5,020
Tetra Tech, Inc.*	155,900	3,849
Triumph Group, Inc.	27,760	2,455
UTi Worldwide, Inc.	107,530	2,176
Valmont Industries, Inc.	25,435	2,655

		76,207

Information Technology (28.6%)
Acme Packet, Inc.*	78,195	5,549
Anixter International, Inc.	51,140	3,574
Ariba, Inc.*	144,700	4,940
Aruba Networks, Inc.*(a)	192,995	6,531
AsiaInfo Holdings, Inc.*(a)	177,800	3,849
Bottomline Technologies, Inc.*	100,645	2,530
BroadSoft, Inc.*	58,820	2,805
Cavium Networks, Inc.*	96,090	4,317
Cirrus Logic, Inc.*	241,415	5,077
Coherent, Inc.*	74,355	4,321
Concur Technologies, Inc.*	55,565	3,081
Constant Contact, Inc.*(a)	50,885	1,776
Cymer, Inc.*	76,440	4,325
Finisar Corp.*(a)	78,470	1,930
MICROS Systems, Inc.*	35,000	1,730
NETGEAR, Inc.*	131,635	4,270
NetSuite, Inc.*(a)	90,655	2,636
NIC, Inc.	155,750	1,941
OpenTable, Inc.*(a)	37,095	3,945
Plantronics, Inc.	99,225	3,634
Rackspace Hosting, Inc.*	66,055	2,830
Radiant Systems, Inc.*	155,695	2,756
RightNow Technologies, Inc.*	71,370	2,234
Riverbed Technology, Inc.*	84,780	3,192
Sapient Corp.*	137,610	1,576
SAVVIS, Inc.*	115,140	4,271
SuccessFactors, Inc.*	110,665	4,326
Taleo Corp., Cl A*	120,520	4,297
Tech Data Corp.*	57,835	2,941
TIBCO Software, Inc.*	239,360	6,523
TriQuint Semiconductor, Inc.*	440,205	5,683
VeriFone Systems, Inc.*	125,595	6,901
VistaPrint NV*	53,700	2,787

		123,078

Materials (4.9%)
Arch Chemicals, Inc.	57,520	2,392
Boise, Inc.(a)	322,485	2,954
Buckeye Technologies, Inc.	102,855	2,801
Materion Corp.*	69,155	2,822
PolyOne Corp.	197,360	2,804
Quaker Chemical Corp.	64,105	2,575
Rock-Tenn Co., Cl A(a)	39,760	2,757
Rockwood Holdings, Inc.*	38,480	1,894

		20,999

Total Common Stocks (Cost $303,661)		426,716

Short-Term Investment (12.2%)
RidgeWorth Funds Securities Lending Joint Account(b)	52,689,276	52,689

Total Short-Term Investment (Cost $52,689)		52,689

Money Market Fund (0.5%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(c)	2,168,056	2,168

Total Money Market Fund (Cost $2,168)		2,168

Total Investments (Cost $358,518)(d) — 111.9%		481,573

Liabilities in excess of other assets — (11.9)%		(51,303)

Net Assets — 100.0%		$430,270

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $51,603.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

79

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Small Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (93.9%)
Consumer Discretionary (13.5%)
Aaron’s, Inc.	488,550	12,390
Columbia Sportswear Co.	7,200	428
Cracker Barrel Old Country Store, Inc.	200,000	9,828
Einstein Noah Restaurant Group, Inc.	209,500	3,411
Gafisa SA ADR	683,500	8,776
Guess?, Inc.	677,454	26,658
Hillenbrand, Inc.	108,400	2,331
Lithia Motors, Inc., Cl A	208,600	3,041
NutriSystem, Inc.	303,250	4,394
PRIMEDIA, Inc.	99,814	486
Rent-A-Center, Inc.	225,400	7,869
Scholastic Corp.	425,450	11,504
Sonic Automotive, Inc., Cl A	144,300	2,022
Thor Industries, Inc.	436,600	14,569
Wendy’s/Arby’s Group, Inc., Cl A	3,095,500	15,570
Wolverine World Wide, Inc.	799,050	29,788

		153,065

Consumer Staples (2.9%)
Flowers Foods, Inc.	526,900	14,348
PriceSmart, Inc.	186,800	6,844
WD-40 Co.	267,050	11,307

		32,499

Energy (1.1%)
Southern Union Co.	188,400	5,392
Tidewater, Inc.	115,100	6,889

		12,281

Financials (20.9%)
Advance America Cash Advance Centers, Inc.	1,023,650	5,425
Banco Latinoamericano de Expectaciones SA, Ser E	217,150	3,791
Bank of Hawaii Corp.	128,400	6,140
Campus Crest Communities, Inc. REIT	173,400	2,051
Cash America International, Inc.	852,450	39,255
Cash Store Financial Services, Inc. (The)	210,700	3,053
Compass Diversified Holdings	553,600	8,160
E-House China Holdings Ltd. ADS	696,000	8,178
Evercore Partners, Inc., Cl A	273,150	9,366
Federated Investors, Inc., Cl B	268,800	7,190
Hancock Holding Co.	110,973	3,644
Hanover Insurance Group, Inc. (The)	401,050	18,148
HCC Insurance Holdings, Inc.	876,400	27,440
JMP Group, Inc.	564,100	4,857
LaSalle Hotel Properties, REIT	408,100	11,019
Mid-America Apartment Communities, Inc., REIT	177,700	11,408
Monmouth Real Estate Investment Corp., Cl A REIT	102,700	843
National Retail Properties, Inc. REIT	397,350	10,383
Oppenheimer Holdings, Inc., Cl A	158,100	5,298
Starwood Property Trust, Inc., REIT	420,300	9,373
Tanger Factory Outlet Centers, Inc., REIT	341,900	8,972
Tower Group, Inc.	270,650	6,504
UMB Financial Corp.	263,150	9,830
Washington Real Estate Investment Trust	318,450	9,901
Whitney Holding Corp.	547,040	7,451

		237,680

Health Care (8.2%)
America Service Group, Inc.	93,300	2,392
Cooper Cos., Inc. (The)	572,296	39,746
Ensign Group, Inc.	225,200	7,191
Landauer, Inc.	87,400	5,377
Omnicare, Inc.	355,500	10,661
STERIS Corp.	487,257	16,830
Teleflex, Inc.	188,550	10,932

		93,129

Industrials (26.9%)
A.O. Smith Corp.	626,975	27,800
ABM Industries, Inc.	381,100	9,676
Aceto Corp.	250,300	1,995
Ameron International Corp.	33,000	2,303
Brink’s Co. (The)	331,400	10,973
CIRCOR International, Inc.	50,000	2,351
Copa Holdings SA, Cl A	184,100	9,721
Crane Co.	240,600	11,652
Cubic Corp.	76,750	4,413
GATX Corp.	320,771	12,401
Gol Linhas Aereas Inteligentes SA ADR	772,850	10,611
Grupo Aeroportuario del Pacifico SA de CV SP ADR	381,776	16,222
Harsco Corp.	401,400	14,165

See Notes to Financial Statements.

80

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Small Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

Herman Miller, Inc.	462,600	12,717
Houston Wire & Cable Co.	223,100	3,262
IESI-BFC Ltd.	1,334,350	33,852
Interface, Inc., Cl A	2,092,471	38,690
John Beam Technologies Corp.	550,625	10,589
Lennox International, Inc.	201,900	10,616
LSI Industries, Inc.	88,165	638
Nordson Corp.	49,500	5,695
Ryder System, Inc.	233,900	11,835
Snap-on, Inc.	402,850	24,195
Tennant Co.	127,400	5,356
Viad Corp.	370,800	8,877
Wabtec Corp.	84,500	5,732

		306,337

Information Technology (9.1%)
Aixtron AG SP ADR	876,020	38,440
Black Box Corp.	263,550	9,264
Broadridge Financial Solutions, Inc.	373,200	8,468
Cohu, Inc.	272,753	4,189
Comtech Telecommunications Corp.	323,900	8,804
Intersil Corp., Cl A	1,860,440	23,162
Plantronics, Inc.	318,950	11,680

		104,007

Materials (9.6%)
A. Schulman, Inc.	321,500	7,947
Buckeye Technologies, Inc.	343,100	9,343
Carpenter Technology Corp.	267,600	11,429
Cytec Industries, Inc.	175,300	9,531
Globe Specialty Metals, Inc.	545,500	12,416
Haynes International, Inc.	103,900	5,761
Olin Corp.	706,900	16,202
Sensient Technologies Corp.	247,565	8,873
Valspar Corp. (The)	715,750	27,986

		109,488

Utilities (1.7%)
Avista Corp.	265,450	6,140
California Water Service Group	209,200	7,776
Unisource Energy Corp.	143,000	5,166

		19,082

Total Common Stocks (Cost $870,521)		1,067,568

Money Market Fund (5.1%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(a)	58,410,161	58,410

Total Money Market Fund (Cost $58,410)		58,410

Total Investments (Cost $928,931)(b) — 99.0%		1,125,978

Other assets in excess of liabilities — 1.0%		11,466

Net Assets — 100.0%		$1,137,444

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

ADR	— American Depositary Receipt

ADS	— American Depositary Shares

REIT	— Real Estate Investment Trust

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

81

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (130.1%)
Common Stocks (129.6%)
Consumer Discretionary (11.6%)
American Greetings Corp., Cl A(a)	2,700	64
Apollo Group, Inc., Cl A*	2,300	96
AutoZone, Inc.*	100	27
Blyth, Inc.	1,200	39
Bob Evans Farms, Inc.(a)	800	26
CEC Entertainment, Inc.	900	34
Coach, Inc.(a)	2,500	130
Comcast Corp., Cl A	1,600	40
Darden Restaurants, Inc.	800	39
Dillard’s, Inc., CL A	700	28
DIRECTV, Cl A*(a)	1,000	47
Expedia, Inc.	700	16
Ford Motor Co.*(a)	5,900	88
GameStop Corp., Cl A*	1,600	36
Gap, Inc. (The)(a)	4,100	93
Garmin Ltd.	1,100	37
ITT Educational Services, Inc.*	500	36
Lowe’s Cos., Inc.(a)	2,900	77
Mattel, Inc.	1,000	25
News Corp., Cl A	1,600	28
NutriSystem, Inc.	1,600	23
Papa John’s International, Inc.*	600	19
PetSmart, Inc.	500	20
RadioShack Corp.(a)	6,200	93
Stage Stores, Inc.	1,200	23
Standard Motor Products, Inc.(a)	5,600	77
Starbucks Corp.(a)	2,200	81
Tempur-Pedic International, Inc.*(a)	1,200	61
Timberland Co. (The), Cl A*	900	37
Time Warner Cable, Inc., Cl A	800	57
Time Warner, Inc.(a)	3,600	129
TJX Cos., Inc. (The)	1,000	50

		1,676

Consumer Staples (7.9%)
Boston Beer Co., Inc. (The), Cl A*(a)	700	65
Coca-Cola Bottling Co. Consolidated	600	40
Constellation Brands, Inc., Cl A*(a)	6,400	130
CVS Caremark Corp.	1,700	58
Dr Pepper Snapple Group, Inc.	1,600	59
Fresh Del Monte Produce, Inc.(a)	2,700	70
Hormel Foods Corp.	1,400	39
Kimberly-Clark Corp.(a)	300	20
Lorillard, Inc.(a)	500	48
Oil-Dri Corp.	1,500	32
Philip Morris International, Inc.(a)	2,300	151
Procter & Gamble Co. (The)(a)	2,500	154
Safeway, Inc.(a)	3,100	73
Sara Lee Corp.	2,100	37
Wal-Mart Stores, Inc.(a)	3,000	156

		1,132

Energy (13.9%)
Apache Corp.(a)	700	92
Chevron Corp.(a)	6,300	677
ConocoPhillips(a)	4,200	336
El Paso Corp.	1,400	25
Exxon Mobil Corp.(a)	3,208	270
Helmerich & Payne, Inc.	600	41
Hess Corp.	800	68
Marathon Oil Corp.(a)	600	32
Occidental Petroleum Corp.(a)	2,000	209
RPC, Inc.	1,900	48
Schlumberger Ltd.(a)	700	65
SEACOR Holdings, Inc.	1,100	102
Williams Cos., Inc. (The)	1,100	34

		1,999

Financials (13.3%)
Alliance Financial Corp.	1,100	37
American National Insurance Co.(a)	700	55
Axis Capital Holdings Ltd.	1,000	35
Bank of America Corp.(a)	6,000	80
Calamos Asset Management, Inc.	2,800	46
Chubb Corp.	1,300	80
Citigroup, Inc.*(a)	12,200	54
Credit Acceptance Corp.*	600	43
Encore Capital Group, Inc.*(a)	3,300	78
Fifth Third Bancorp(a)	2,200	30
First Financial Corp.(a)	800	27
Franklin Resources, Inc.	800	100
Global Indemnity PLC*	600	13
Heartland Financial USA, Inc.(a)	600	10
JPMorgan Chase & Co.(a)	9,200	424
KeyCorp	4,400	39
Leucadia National Corp.	1,600	60
M&T Bank Corp.	700	62
MCG Capital Corp.	5,900	38
NASDAQ OMX Group, Inc. (The)*	1,500	39
Nelnet, Inc., Cl A(a)	3,200	70
PennantPark Investment Corp.	1,700	20
Principal Financial Group, Inc.(a)	3,500	112
Prudential Financial, Inc.	1,100	68
QC Holdings, Inc.(a)	3,900	17
Shore Bancshares, Inc.(a)	672	7
Travelers Cos., Inc. (The)(a)	2,100	125
Wells Fargo & Co.(a)	3,900	124
Westwood Holdings Group, Inc.	500	20

		1,913

See Notes to Financial Statements.

82

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care (20.4%)
Aetna, Inc.(a)	5,000	187
Agilent Technologies, Inc.*	700	31
Amgen, Inc.*(a)	600	32
Angiodynamics, Inc.*	2,200	33
Assisted Living Concepts, Inc., Cl A*(a)	500	20
Baxter International, Inc.(a)	500	27
Becton Dickinson and Co.	1,200	96
Bio-Rad Laboratories, Inc., Cl A*(a)	600	72
Biogen Idec, Inc.*(a)	3,000	220
C.R. Bard, Inc.	400	40
Cardinal Health, Inc.	200	8
Cephalon, Inc.*(a)	4,500	341
Coventry Health Care, Inc.*(a)	2,100	67
Eli Lilly & Co.(a)	5,000	176
Emergent Biosolutions, Inc.*(a)	4,700	114
Forest Laboratories, Inc.*(a)	3,000	97
Gilead Sciences, Inc.*	1,200	51
Hill-Rom Holdings, Inc.	500	19
Humana, Inc.*(a)	3,500	245
Johnson & Johnson(a)	4,700	278
Kindred Healthcare, Inc.*(a)	2,400	57
Maxygen, Inc.(a)	7,700	40
Merck & Co., Inc.(a)	6,300	208
Stryker Corp.(a)	700	43
Sun Healthcare Group, Inc.*(a)	4,200	59
Talecris Biotherapeutics Holdings Corp.*	1,300	35
UnitedHealth Group, Inc.(a)	2,100	95
Varian Medical Systems, Inc.*	900	61
West Pharmaceutical Services, Inc.	900	40
Zimmer Holdings, Inc.*	2,300	139

		2,931

Industrials (13.1%)
3M Co.(a)	1,300	122
Alliant Techsystems, Inc.(a)	1,600	113
Consolidated Graphics, Inc.*(a)	700	38
Courier Corp.	2,100	29
CSX Corp.(a)	1,200	94
Deere & Co.	800	77
Dollar Thrifty Automotive Group, Inc.*	500	33
Dycom Industries, Inc.*	1,200	21
Emerson Electric Co.(a)	3,000	175
FedEx Corp.(a)	900	84
General Dynamics Corp.(a)	700	54
General Electric Co.(a)	5,200	104
Honeywell International, Inc.	500	30
Kennametal, Inc.	900	35
Layne Christensen Co.*	900	31
Lockheed Martin Corp.	400	32
NN, Inc.*(a)	3,600	66
Parker Hannifin Corp.	600	57
Pinnacle Airlines Corp.*	2,900	17
R.R. Donnelley & Sons Co.	1,700	32
Raytheon Co.	700	36
Rockwell Automation, Inc.(a)	200	19
Ryder System, Inc.	1,500	76
Sauer-Danfoss, Inc.*(a)	2,900	148
Timken Co. (The)	900	47
Union Pacific Corp.	900	88
United Parcel Service, Inc., Cl B(a)	1,800	134
United Technologies Corp.(a)	200	17
W.W. Grainger, Inc.(a)	500	69

		1,878

Information Technology (35.4%)
Apple, Inc.*(a)	900	314
ATMI, Inc.*(a)	2,300	43
Autodesk, Inc.*(a)	1,100	48
BMC Software, Inc.*	600	30
CA, Inc.	1,400	34
Cisco Systems, Inc.(a)	7,800	134
Cogo Group, Inc.*	4,000	32
Computer Sciences Corp.(a)	2,300	112
Comtech Telecommunications Corp.	1,200	33
DST Systems, Inc.(a)	1,500	79
Earthlink, Inc.	3,600	28
eBay, Inc.*(a)	4,000	124
EchoStar Corp., Cl A*(a)	3,400	129
Electro Rent Corp.(a)	8,300	143
ExlService Holdings, Inc.*(a)	1,000	21
GT Solar International, Inc.*	3,700	39
Hewlett-Packard Co.(a)	7,300	299
IAC/InterActiveCorp*	1,600	49
InfoSpace, Inc.*	5,400	47
Intel Corp.(a)	20,900	422
International Business Machines Corp.(a)	2,200	359
KEMET Corp.*	2,400	36
Lexmark International, Inc., Cl A*(a)	4,400	163
Manhattan Associates, Inc.*(a)	4,000	131
Microsoft Corp.(a)	26,400	669
Molex, Inc.	1,700	43
Oracle Corp.(a)	7,300	244
PC Connection, Inc.*	2,700	24
Power-One, Inc.*	3,100	27
QLogic Corp.*(a)	6,200	115
Richardson Electronics Ltd.(a)	3,400	45
SanDisk Corp.*	800	37
Standard Microsystems Corp.*	1,400	34

See Notes to Financial Statements.

83

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Information Technology—continued

Symantec Corp.*(a)	2,000	37
SYNNEX Corp.*	2,300	75
TeleTech Holdings, Inc.*	2,000	39
Tellabs, Inc.	15,300	80
Texas Instruments, Inc.(a)	5,800	200
Unisys Corp.*	1,300	41
ValueClick, Inc.*(a)	4,700	68
Visa, Inc., Cl A	800	59
Vishay Intertechnology, Inc.*(a)	13,200	234
Vishay Precision Group, Inc.*	21	—
Xilinx, Inc.(a)	1,200	39
Yahoo!, Inc.*(a)	7,900	132

		5,091

Materials (8.0%)
Alcoa, Inc.(a)	5,000	88
CF Industries Holdings, Inc.	700	96
Domtar Corp.	1,200	110
E.I. du Pont de Nemours & Co.(a)	500	27
Eastman Chemical Co.	700	70
Freeport-McMoRan Copper & Gold, Inc.(a)	3,900	217
Hecla Mining Co.*	3,900	35
Innophos Holdings, Inc.	1,600	74
Metals USA Holdings Corp.*	2,300	38
Minerals Technologies, Inc.	700	48
Newmont Mining Corp.(a)	4,100	224
OM Group, Inc.*(a)	1,100	40
Solutia, Inc.*	1,200	30
Stepan Co.	500	36
Universal Stainless & Alloy Products, Inc.*	400	14

		1,147

Telecommunication Services (4.6%)
AT&T, Inc.(a)	5,700	174
Qwest Communications International, Inc.	4,200	29
Telephone & Data Systems, Inc.(a)	6,700	226
USA Mobility, Inc.(a)	13,200	191
Verizon Communications, Inc.	1,000	39

		659

Utilities (1.4%)
Entergy Corp.	800	54
Exelon Corp.(a)	1,300	54
Northeast Utilities	1,000	34
Xcel Energy, Inc.(a)	2,300	55

		197

Total Common Stocks (Cost $16,062)		18,623

Money Market Fund (0.5%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(b)	66,745	67

Total Money Market Fund (Cost $67)		67

Total Long Positions (Cost $16,129)(c) — 130.1%		18,690

Other assets in excess of liabilities — 0.5%		72

Short Positions (see summary below) — (30.6)%		(4,391)

Net Assets — 100.0%		$14,371

Short Positions ((30.6)%)
Common Stocks Sold Short ((30.6)%)
Consumer Discretionary ((2.3)%)
bebe Stores, Inc.	(2,900)	(17)
Cavco Industries, Inc.*	(600)	(27)
K-Swiss, Inc., Cl A*	(2,800)	(31)
K12, Inc.*	(2,100)	(71)
Liz Claiborne, Inc.*	(3,700)	(20)
Lumber Liquidators Holdings, Inc.*	(1,200)	(30)
Nordstrom, Inc.	(1,600)	(72)
Princeton Review, Inc. (The)*	(5,200)	(2)
Ryland Group, Inc. (The)	(3,600)	(57)

		(327)

Consumer Staples ((0.7)%)
Central European Distribution Corp.*	(1,000)	(11)
United Natural Foods, Inc.*	(2,000)	(90)

		(101)

Financials ((1.0)%)
Arch Capital Group Ltd.*	(400)	(40)
CoBiz Financial, Inc.	(3,100)	(21)
First Financial Holdings, Inc.	(2,100)	(24)
Interactive Brokers Group, Inc., Cl A	(1,700)	(27)
Susquehanna Bancshares, Inc.	(3,600)	(34)

		(146)

Health Care ((7.8)%)
Accretive Health, Inc.*	(3,000)	(83)
Allos Therapeutics, Inc.*	(3,500)	(11)
Auxilium Pharmaceuticals, Inc.*	(1,600)	(34)
Bio-Reference Labs, Inc.*	(1,300)	(29)
BioScrip, Inc.*	(5,500)	(26)
Catalyst Health Solutions, Inc.*	(700)	(39)
Celldex Therapeutics, Inc.*	(3,900)	(16)
Dendreon Corp.*	(2,400)	(90)
ExamWorks Group, Inc.*	(2,000)	(45)

See Notes to Financial Statements.

84

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Healthsouth Corp.*	(2,700)	(68)
HeartWare International, Inc.*	(2,400)	(205)
HMS Holdings Corp.*	(700)	(57)
ImmunoGen, Inc.*	(3,100)	(28)
Insulet Corp.*	(2,000)	(41)
MAKO Surgical Corp.*	(2,500)	(61)
Metabolix, Inc.*	(1,700)	(18)
Molina Healthcare, Inc.*	(1,100)	(44)
Myrexis, Inc.*	(5,800)	(22)
Optimer Pharmaceuticals, Inc.*	(3,400)	(40)
Pharmasset, Inc.*	(1,100)	(87)
Vertex Pharmaceuticals, Inc.*	(1,400)	(67)

		(1,111)

Industrials ((2.6)%)
AMR Corp.*	(9,200)	(59)
Boeing Co. (The)	(500)	(37)
Con-way, Inc.	(2,000)	(79)
Flanders Corp.*	(2,700)	(9)
Healthcare Services Group, Inc.	(2,200)	(39)
Integrated Electrical Services, Inc.*	(5,100)	(18)
Roadrunner Transportation Systems, Inc.*	(3,900)	(58)
Satcon Technology Corp.*	(8,700)	(34)
USG Corp.*	(2,300)	(38)

		(371)

Information Technology ((13.2)%)
Alliance Data Systems Corp.*	(2,700)	(232)
Ariba, Inc.*	(1,500)	(51)
Brocade Communications Systems, Inc.*	(4,700)	(29)
Calix, Inc.*	(2,300)	(47)
Comverge, Inc.*	(4,100)	(19)
Concur Technologies, Inc.*	(1,200)	(67)
Cray, Inc.*	(6,400)	(41)
eLoyalty Corp.*	(4,100)	(30)
Equinix, Inc.*	(500)	(46)
FLIR Systems, Inc.	(1,300)	(45)
GSI Commerce, Inc.*	(1,300)	(38)
Heartland Payment Systems, Inc.	(2,900)	(51)
Hittite Microwave Corp.*	(600)	(38)
Hollysys Automation Technologies Ltd.*	(3,800)	(51)
Integral Systems, Inc.*	(2,800)	(34)
IPG Photonics Corp.*	(600)	(35)
L-1 Identity Solutions, Inc.*	(4,400)	(52)
Limelight Networks, Inc.*	(4,800)	(34)
Motorola Solutions, Inc.*	(15)	(1)
NetLogic Microsystems, Inc.*	(1,700)	(71)
Oclaro, Inc.*	(6,100)	(70)
OpenTable, Inc.*	(300)	(32)
OSI Systems, Inc.*	(400)	(15)
Pegasystems, Inc.	(1,100)	(42)
Plexus Corp.*	(1,300)	(46)
Rambus, Inc.*	(3,200)	(63)
RealD, Inc.*	(6,100)	(167)
Sanmina-SCI Corp.*	(2,400)	(27)
ShoreTel, Inc.*	(5,100)	(42)
Silicon Graphics International Corp.*	(2,100)	(45)
Sourcefire, Inc.*	(1,400)	(38)
Synchronoss Technologies, Inc.*	(1,100)	(38)
TeleCommunication Systems, Inc., Cl A*	(3,500)	(14)
TiVo, Inc.*	(8,600)	(75)
Ultra Clean Holdings*	(3,300)	(34)
United Online, Inc.	(3,200)	(20)
Universal Display Corp.*	(1,400)	(77)
Volterra Semiconductor Corp.*	(1,700)	(42)

		(1,899)

Materials ((1.9)%)
Allied Nevada Gold Corp.*	(2,800)	(99)
Greif, Inc., CL A	(600)	(39)
Mesabi Trust	(800)	(33)
Temple-Inland, Inc.	(2,600)	(61)
Valspar Corp.	(1,100)	(43)

		(275)

Telecommunication Services ((0.6)%)
Clearwire Corp., Cl A*	(12,100)	(67)
Windstream Corp.	(1,527)	(20)

		(87)

Utilities ((0.5)%)
Hawaiian Electric Industries, Inc.	(1,500)	(37)
UIL Holdings Corp.	(1,200)	(37)

		(74)

Total Short Positions (30.6)% (Proceeds $(4,064))		(4,391)

*	Non-income producing security.

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

85

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Aggressive Growth Allocation Strategy

	Shares	Value($)
Equity Funds (85.8%)(a)
RidgeWorth Aggressive Growth Stock Fund*	70,255	1,156
RidgeWorth International Equity 130/30 Fund	189,610	1,414
RidgeWorth International Equity Fund	36,479	424
RidgeWorth International Equity Index Fund	34,688	469
RidgeWorth Large Cap Core Growth Stock Fund**	144,517	2,064
RidgeWorth Large Cap Growth Stock Fund	198,203	2,289
RidgeWorth Large Cap Quantitative Equity Fund	165,893	2,047
RidgeWorth Large Cap Value Equity Fund	340,393	4,585
RidgeWorth Mid-Cap Core Equity Fund	94,710	1,156
RidgeWorth Mid-Cap Value Equity Fund	97,693	1,241
RidgeWorth Real Estate 130/30 Fund	124,829	1,005
RidgeWorth Select Large Cap Growth Stock Fund*	69,934	2,274
RidgeWorth Small Cap Growth Stock Fund*	78,139	1,342
RidgeWorth Small Cap Value Equity Fund	88,216	1,283
RidgeWorth U.S. Equity 130/30 Fund	143,688	1,464

Total Equity Funds (Cost $19,075)		24,213

Exchange Traded Funds (12.0%)
iShares MSCI Emerging Markets Index Fund	23,182	1,129
iShares Russell 2000 Index Fund	3,435	289
iShares S&P 500 Index Fund	5,531	736
Market Vectors Gold Miners Fund	20,773	1,247

Total Exchange Traded Funds (Cost $3,050)		3,401

Money Market Fund (2.2%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(b)	620,261	620

Total Money Market Fund (Cost $620)		620

Total Investments (Cost $22,745)(c) — 100.0%		28,234

Other assets in excess of liabilities — 0.0%		4

Net Assets — 100.0%		$28,238

*	Non-income producing security.

**	Formerly Large Cap Core Equity Fund.

(a)	Affiliated investment. Investment is in I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

86

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Conservative Allocation Strategy

	Shares	Value($)
Equity Funds (28.7%)(a)
RidgeWorth Aggressive Growth Stock Fund*	19,748	325
RidgeWorth International Equity 130/30 Fund	53,247	397
RidgeWorth International Equity Fund	10,351	120
RidgeWorth International Equity Index Fund	9,842	133
RidgeWorth Large Cap Core Growth Stock Fund**	52,812	754
RidgeWorth Large Cap Growth Stock Fund	86,200	996
RidgeWorth Large Cap Quantitative Equity Fund	46,562	575
RidgeWorth Large Cap Value Equity Fund	135,178	1,821
RidgeWorth Mid-Cap Core Equity Fund	26,638	325
RidgeWorth Mid-Cap Value Equity Fund	27,271	346
RidgeWorth Real Estate 130/30 Fund	34,552	278
RidgeWorth Select Large Cap Growth Stock Fund*	30,481	991
RidgeWorth Small Cap Growth Stock Fund*	22,050	379
RidgeWorth Small Cap Value Equity Fund	24,912	362
RidgeWorth U.S. Equity 130/30 Fund	40,193	410

Total Equity Funds (Cost $6,568)		8,212

Fixed Income Funds (60.9%)(a)
RidgeWorth Corporate Bond Fund	138,572	1,329
RidgeWorth High Income Fund	184,635	1,344
RidgeWorth Intermediate Bond Fund	764,136	7,909
RidgeWorth Seix Floating Rate High Income Fund	83,840	755
RidgeWorth Seix High Yield Fund	132,877	1,338
RidgeWorth Total Return Bond Fund	328,671	3,418
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	130,053	1,310

Total Fixed Income Funds (Cost $17,265)		17,403

Exchange Traded Funds (6.6%)
iShares Barclays 20+ Year Treasury Bond Fund	3,326	306
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	259	28
iShares MSCI Emerging Markets Index Fund	6,529	318
iShares Russell 2000 Index Fund	1,597	134
iShares S&P 500 Index Fund	5,554	739
Market Vectors Gold Miners Fund	5,868	353

Total Exchange Traded Funds (Cost $1,729)		1,878

Money Market Fund (3.4%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(b)	978,914	979

Total Money Market Fund (Cost $979)		979

Total Investments (Cost $26,541)(c) — 99.6%		28,472

Other assets in excess of liabilities — 0.4%		101

Net Assets — 100.0%		$28,573

*	Non-income producing security.

**	Formerly Large Cap Core Equity Fund.

(a)	Affiliated investment. Investment is in I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

87

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Growth Allocation Strategy

	Shares	Value($)
Equity Funds (66.2%)(a)
RidgeWorth Aggressive Growth Stock Fund*	130,370	2,146
RidgeWorth International Equity 130/30 Fund	351,522	2,622
RidgeWorth International Equity Fund	67,899	789
RidgeWorth International Equity Index Fund	64,437	871
RidgeWorth Large Cap Core Growth Stock Fund**	335,081	4,785
RidgeWorth Large Cap Growth Stock Fund	367,834	4,249
RidgeWorth Large Cap Quantitative Equity Fund	307,946	3,800
RidgeWorth Large Cap Value Equity Fund	631,768	8,510
RidgeWorth Mid-Cap Core Equity Fund	175,772	2,146
RidgeWorth Mid-Cap Value Equity Fund	181,026	2,299
RidgeWorth Real Estate 130/30 Fund	230,974	1,859
RidgeWorth Select Large Cap Growth Stock Fund*	129,791	4,220
RidgeWorth Small Cap Growth Stock Fund*	145,281	2,494
RidgeWorth Small Cap Value Equity Fund	164,046	2,385
RidgeWorth U.S. Equity 130/30 Fund	266,686	2,718

Total Equity Funds (Cost $34,842)		45,893

Fixed Income Funds (23.3%)(a)
RidgeWorth Corporate Bond Fund	126,503	1,213
RidgeWorth High Income Fund	170,283	1,240
RidgeWorth Intermediate Bond Fund	515,477	5,335
RidgeWorth Seix Floating Rate High Income Fund	89,388	805
RidgeWorth Seix High Yield Fund	122,414	1,233
RidgeWorth Total Return Bond Fund	531,374	5,526
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	77,952	785

Total Fixed Income Funds (Cost $15,733)		16,137

Exchange Traded Funds (8.7%)
iShares Barclays 20+ Year Treasury Bond Fund	3,592	331
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	371	41
iShares MSCI Emerging Markets Index Fund	43,034	2,095
iShares Russell 2000 Index Fund	6,343	534
iShares S&P 500 Index Fund	5,167	687
Market Vectors Gold Miners Fund	38,610	2,319

Total Exchange Traded Funds (Cost $5,287)		6,007

Money Market Fund (1.8%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(b)	1,284,018	1,284

Total Money Market Fund (Cost $1,284)		1,284

Total Investments (Cost $57,146)(c) — 100.0%		69,321

Other assets in excess of liabilities — 0.0%		8

Net Assets — 100.0%		$69,329

*	Non-income producing security.

**	Formerly Large Cap Core Equity Fund.

(a)	Affiliated investment. Investment is in I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

88

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Moderate Allocation Strategy

	Shares	Value($)
Equity Funds (48.3%)(a)
RidgeWorth Aggressive Growth Stock Fund*	209,099	3,442
RidgeWorth International Equity 130/30 Fund	563,608	4,205
RidgeWorth International Equity Fund	109,057	1,267
RidgeWorth International Equity Index Fund	103,515	1,400
RidgeWorth Large Cap Core Growth Stock Fund**	540,702	7,721
RidgeWorth Large Cap Growth Stock Fund	589,850	6,813
RidgeWorth Large Cap Quantitative Equity Fund	493,478	6,090
RidgeWorth Large Cap Value Equity Fund	1,012,938	13,644
RidgeWorth Mid-Cap Core Equity Fund	281,997	3,443
RidgeWorth Mid-Cap Value Equity Fund	290,318	3,687
RidgeWorth Real Estate 130/30 Fund	369,921	2,978
RidgeWorth Select Large Cap Growth Stock Fund*	208,127	6,766
RidgeWorth Small Cap Growth Stock Fund*	233,166	4,003
RidgeWorth Small Cap Value Equity Fund	263,223	3,827
RidgeWorth U.S. Equity 130/30 Fund	427,128	4,352

Total Equity Funds (Cost $55,871)		73,638

Fixed Income Funds (42.5%)(a)
RidgeWorth Corporate Bond Fund	511,173	4,902
RidgeWorth High Income Fund	689,293	5,018
RidgeWorth Intermediate Bond Fund	2,118,119	21,923
RidgeWorth Seix Floating Rate High Income Fund	360,957	3,252
RidgeWorth Seix High Yield Fund	495,652	4,991
RidgeWorth Total Return Bond Fund	2,047,750	21,297
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	339,704	3,421

Total Fixed Income Funds (Cost $63,326)		64,804

Exchange Traded Funds (7.2%)
iShares Barclays 20+ Year Treasury Bond Fund	14,418	1,328
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,192	130
iShares MSCI Emerging Markets Index Fund	68,994	3,359
iShares Russell 2000 Index Fund	10,170	856
iShares S&P 500 Index Fund	12,210	1,624
Market Vectors Gold Miners Fund	61,935	3,720

Total Exchange Traded Funds (Cost $9,850)		11,017

Money Market Fund (2.0%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(b)	3,050,720	3,051

Total Money Market Fund (Cost $3,051)		3,051

Total Investments (Cost $132,098)(c) — 100.0%		152,510

Liabilities in excess of other assets — (0.0)%		(38)

Net Assets — 100.0%		$152,472

*	Non-income producing security.

**	Formerly Large Cap Core Equity Fund.

(a)	Affiliated investment. Investment is in I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

89

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands)

	Aggressive	Emerging	International		International
	Growth	Growth	Equity	International	Equity
	Stock Fund	Stock Fund	130/30 Fund	Equity Fund	Index Fund

Assets:
Total Investments, at Cost	$79,826	$18,211	$130,856	$213,330	$294,506

Total Investments, at Value*	$137,396	$25,801	$138,334	$264,058	$497,015

Cash	—	—	4	—	—
Dividends Receivable	9	1	450	1,069	1,565
Foreign Currency, at Value (Cost $—, $—, $373, $466 and $315, respectively)	—	—	373	472	315
Receivable for Capital Shares Issued	465	3,069	58	12	547
Receivable for Investment Securities Sold	2,300	885	19,074	7,702	326
Reclaims Receivable	—	—	110	198	216
Prepaid Expenses and Other Assets	5	3	5	—	4

Total Assets	140,175	29,759	158,408	273,511	499,988

Liabilities:
Payable for Investment Securities Purchased	1,784	1,297	17,115	6,504	—
Payable for Cash Overdraft	—	—	—	2,052	167
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $—, $30,503, $— and $—, respectively)	—	—	32,116	—	—
Dividends Payable for Securities Sold Short	—	—	122	—	—
Payable for Capital Shares Redeemed	82	—	411	653	426
Payable Upon Return of Securities Loaned	—	152	—	4,462	16,118
Investment Advisory Fees Payable	123	16	116	254	207
Administration, Fund Accounting and Transfer Agency Fees Payable	12	3	12	18	17
Compliance and Fund Services Fees Payable	2	—	2	5	9
Distribution and Service Fees Payable	1	—	—	2	1
Shareholder Servicing Fees Payable	—	—	—	—	6
Cash Collateral Due to Broker	—	—	3,600	—	—
Custodian Fees Payable	6	5	59	75	348
Accrued Expenses	3	1	10	6	7

Total Liabilities	2,013	1,474	53,563	14,031	17,306

Total Net Assets	$138,162	$28,285	$104,845	$259,480	$482,682

Net Assets Consist of:
Capital	$116,080	$41,154	$117,209	$514,783	$326,494
Accumulated Net Investment Income (Loss)	5	—	71	788	945
Accumulated Net Realized Loss from Investment and Foreign Currency Transactions	(35,493)	(20,459)	(18,308)	(306,864)	(47,311)
Net Unrealized Appreciation on Investments and Foreign Currencies	57,570	7,590	5,873	50,773	202,554

Net Assets	$138,162	$28,285	$104,845	$259,480	$482,682

Net Assets:
I Shares	$134,643	$26,439	$104,822	$252,253	$478,223
A Shares	3,519	1,846	23	7,227	4,459
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	8,183	1,606	14,056	21,710	35,379
A Shares	219	116	3	629	332
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$16.45 (b)	$16.46	$7.46	$11.62	$13.52
A Shares	16.10	16.07	7.48	11.49	13.40
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$17.08	$17.05	$7.94	$12.19	$14.22
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $—, $150, $—, $4,278 and $13,781, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Net Asset Value (“NAV”) varies from NAV reported to shareholders on March 31, 2011, as these financial statements are prepared inclusive of trade date adjustments.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

90

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands)

	Large Cap	Large Cap	Large Cap	Large Cap	Mid-Cap
	Core	Growth	Quantitative	Value	Core
	Growth Stock Fund*	Stock Fund	Equity Fund	Equity Fund	Equity Fund

Assets:
Total Investments, at Cost	$338,893	$293,968	$16,550	$1,257,961	$20,337

Total Investments, at Value**	$391,586	$470,416	$17,562	$1,454,610	$29,713

Interest and Dividends Receivable	282	391	12	2,691	40
Receivable for Capital Shares Issued	273	560	—	2,928	127
Receivable for Investment Securities Sold	15,170	—	4,362	21,239	332
Prepaid Expenses and Other Assets	6	4	2	28	—

Total Assets	407,317	471,371	21,938	1,481,496	30,212

Liabilities:
Payable for Investment Securities Purchased	16,798	—	4,373	19,976	143
Payable for Capital Shares Redeemed	959	806	—	1,131	283
Payable Upon Return of Securities Loaned	—	—	—	11,534	466
Investment Advisory Fees Payable	288	388	1	921	25
Administration, Fund Accounting and Transfer Agency Fees Payable	48	67	4	127	4
Compliance and Fund Services Fees Payable	7	8	—	23	1
Distribution and Service Fees Payable	23	27	—	35	4
Custodian Fees Payable	6	7	7	12	10
Accrued Expenses	10	13	10	34	1

Total Liabilities	18,139	1,316	4,395	33,793	937

Total Net Assets	$389,178	$470,055	$17,543	$1,447,703	$29,275

Net Assets Consist of:
Capital	$517,756	$314,258	$47,315	$1,329,521	$21,620
Accumulated Net Investment Income (Loss)	—	43	25	287	1
Accumulated Net Realized Loss from Investment Transactions	(181,271)	(20,694)	(30,809)	(78,754)	(1,722)
Net Unrealized Appreciation on Investments	52,693	176,448	1,012	196,649	9,376

Net Assets	$389,178	$470,055	$17,543	$1,447,703	$29,275

Net Assets:
I Shares	$348,113	$406,017	$16,916	$1,348,969	$19,941
A Shares	18,880	46,358	627	80,048	5,528
C Shares	22,185	17,680	—	18,686	3,806
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	24,372	35,146	1,370	100,135	1,632
A Shares	1,308	4,331	52	5,971	480
C Shares	1,584	1,866	—	1,414	374
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$14.28	$11.55	$12.34	$13.47	$12.21
A Shares	14.43	10.70	12.22	13.41	11.52
C Shares(b)	14.00	9.48	—	13.21	10.19
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$15.31	$11.35	$12.97	$14.23	$12.22
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Formerly Large Cap Core Equity Fund.

**	Investments include securities on loan of $—, $—, $—, $11,334 and $455, respectively.
(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

91

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands)

	Mid-Cap		Select Large	Small Cap	Small Cap
	Value	Real Estate	Cap Growth	Growth	Value
	Equity Fund	130/30 Fund	Stock Fund	Stock Fund	Equity Fund

Assets:
Total Investments, at Cost	$1,927,266	$11,482	$70,691	$358,518	$928,931

Total Investments, at Value*	$2,088,389	$14,520	$100,156	$481,573	$1,125,978

Cash	—	1	—	—	310
Interest and Dividends Receivable	4,321	58	56	40	1,418
Receivable for Capital Shares Issued	14,888	—	22	2,337	5,581
Receivable for Investment Securities Sold	5,600	208	—	1,480	13,981
Prepaid Expenses and Other Assets	15	5	14	—	19

Total Assets	2,113,213	14,792	100,248	485,430	1,147,287

Liabilities:
Payable for Investment Securities Purchased	37,772	241	—	—	7,259
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $1,984, $—, $— and $—, respectively)	—	2,023	—	—	—
Dividends Payable for Securities Sold Short	—	6	—	—	—
Payable for Capital Shares Redeemed	2,670	—	514	1,986	1,320
Payable Upon Return of Securities Loaned	83,701	—	—	52,689	—
Investment Advisory Fees Payable	1,502	13	72	406	1,036
Administration, Fund Accounting and Transfer Agency Fees Payable	100	1	19	42	99
Compliance and Fund Services Fees Payable	31	—	2	7	18
Distribution and Service Fees Payable	79	—	16	11	50
Cash Collateral Due to Broker	—	3	—	—	—
Custodian Fees Payable	42	3	4	8	35
Accrued Expenses	45	—	2	11	26

Total Liabilities	125,942	2,290	629	55,160	9,843

Total Net Assets	$1,987,271	$12,502	$99,619	$430,270	$1,137,444

Net Assets Consist of:
Capital	$1,658,246	$9,924	$80,568	$351,454	$924,739
Accumulated Net Investment Income (Loss)	1	(12)	11	70	(9)
Accumulated Net Realized Gain (Loss) from Investment Transactions	167,901	(409)	(10,425)	(44,309)	15,667
Net Unrealized Appreciation on Investments	161,123	2,999	29,465	123,055	197,047

Net Assets	$1,987,271	$12,502	$99,619	$430,270	$1,137,444

Net Assets:
I Shares	$1,710,610	$12,305	$80,589	$408,399	$1,002,005
A Shares	252,165	197	698	12,235	103,365
C Shares	24,496	—	18,332	9,636	32,074
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	134,661	1,529	2,479	23,792	68,903
A Shares	19,984	25	22	756	7,214
C Shares	1,963	—	630	688	2,331
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$12.70	$8.05	$32.51	$17.17	$14.54
A Shares	12.62	8.03	32.04	16.19	14.33
C Shares(b)	12.48	—	29.08	14.01	13.76
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$13.39	$8.52	$33.99	$17.18	$15.20
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $81,857, $—, $—, $51,603 and $—, respectively.
(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

92

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands)

		Aggressive
	U.S. Equity	Growth	Conservative	Growth	Moderate
	130/30	Allocation	Allocation	Allocation	Allocation
	Fund	Strategy	Strategy	Strategy	Strategy

Assets:
Total Investments, at Cost	$16,129	$22,745	$26,541	$57,146	$132,098

Investments, at Value	$18,690	$4,021	$2,857	$7,291	$14,068
Investments in Affiliates, at Value	—	24,213	25,615	62,030	138,442

Total Investments	18,690	28,234	28,472	69,321	152,510

Cash	40	—	—	—	—
Cash Collateral on Deposit at Broker	66	—	—	—	—
Dividends Receivable	18	—	51	53	212
Receivable for Capital Shares Issued	—	25	135	79	86
Receivable for Investment Securities Sold	714	—	—	—	—
Receivable from Adviser	—	7	11	6	—
Prepaid Expenses and Other Assets	4	—	—	—	4

Total Assets	19,532	28,266	28,669	69,459	152,812

Liabilities:
Payable for Investment Securities Purchased	752	—	51	53	211
Payable for Investment Securities Sold Short, at Value (Proceeds $4,064, $—, $—, $— and $—, respectively)	4,391	—	—	—	—
Dividends Payable for Securities Sold Short	1	—	—	—	—
Payable for Capital Shares Redeemed	—	6	18	45	73
Investment Advisory Fees Payable	13	—	—	—	8
Administration, Fund Accounting and Transfer Agency Fees Payable	1	2	2	6	20
Compliance and Fund Services Fees Payable	—	1	—	1	3
Distribution and Service Fees Payable	—	2	8	5	16
Custodian Fees Payable	3	3	4	5	5
Accrued Expenses	—	14	13	15	4

Total Liabilities	5,161	28	96	130	340

Total Net Assets	$14,371	$28,238	$28,573	$69,329	$152,472

Net Assets Consist of:
Capital	$11,394	$24,716	$26,854	$61,601	$137,265
Accumulated Net Investment Income (Loss)	22	19	51	53	218
Accumulated Net Realized Gain (Loss) from Investment Transactions	721	(1,986)	(263)	(4,500)	(5,423)
Net Unrealized Appreciation on Investments	2,234	5,489	1,931	12,175	20,412

Net Assets	$14,371	$28,238	$28,573	$69,329	$152,472

Net Assets:
I Shares	$14,371	$22,524	$12,897	$55,332	$122,804
A Shares	—	4,655	8,371	10,934	14,416
C Shares	—	1,059	7,305	3,063	15,252
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	1,410	2,627	1,069	5,239	11,585
A Shares	—	547	694	1,039	1,362
C Shares	—	127	609	294	1,449
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$10.19	$8.57	$12.07	$10.56	$10.60
A Shares	—	8.52	12.06	10.53	10.58
C Shares(b)	—	8.39	11.99	10.41	10.52
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$—	$9.04	$12.66	$11.17	$11.23
Maximum Sales Charge — A Shares	—	5.75%	4.75%	5.75%	5.75%

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

93

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011  (Amounts in thousands)

	Aggressive	Emerging	International		International
	Growth	Growth	Equity	International	Equity
	Stock Fund	Stock Fund	130/30 Fund	Equity Fund	Index Fund

Investment Income:
Dividend Income	$340	$14	$5,195	$7,852	$23,466
Dividend Income from Affiliated Investment Companies	—	—	—	1	—
Interest Income	1	—	2	—	364
Net Income from Securities Lending	3	6	—	159	927
Less: Foreign Taxes Withheld	—	—	(415)	(659)	(2,534)

Total Investment Income	344	20	4,782	7,353	22,223

Expenses:
Investment Advisory Fees	1,257	197	1,535	3,062	3,344
Administration, Fund Accounting and Transfer Agency Fees	33	8	45	89	256
Compliance & Fund Services Fees	7	1	7	16	39
Distribution and Service Fees — A Shares	8	3	—	22	16
Shareholder Servicing Fees — I Shares	—	—	—	—	44
Dividend Expense on Securities Sold Short	—	—	1,187	—	—
Custodian Fees	9	9	100	124	499
Printing Fees	8	5	8	24	28
Registration Fees	35	33	36	40	47
Trustee Fees	5	1	5	12	28
Other Fees	9	5	5	7	19

Total Expenses	1,371	262	2,928	3,396	4,320
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(38)	(9)	—	—
Less: Custodian Credits (Note 3)	—	—	—	—	—

Net Expenses	1,371	224	2,919	3,396	4,320

Net Investment Income (Loss)	(1,027)	(204)	1,863	3,957	17,903

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	15,640	6,771	13,994	32,051	84,386
Securities Sold Short	—	—	(5,417)	—	—
Forward Foreign Currency Contracts	—	—	17	(38)	300
Net Change in Unrealized Appreciation/Depreciation on:
Investments and Foreign Currencies	14,535	401	3,349	(6,362)	(41,903)
Securities Sold Short	—	—	(169)	—	—
Forward Foreign Currency Contracts	—	—	1	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	30,175	7,172	11,775	25,651	42,783

Change in Net Assets from Operations	$29,148	$6,968	$13,638	$29,608	$60,686

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

94

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011  (Amounts in thousands)

	Large Cap	Large Cap	Large Cap	Large Cap	Mid-Cap
	Core	Growth	Quantitative	Value	Core
	Growth Stock Fund*	Stock Fund	Equity Fund	Equity Fund	Equity Fund

Investment Income:
Dividend Income	$9,124	$5,052	$378	$29,348	$955
Dividend Income from Affiliated Investment Companies	7	1	—	26	1
Interest Income	12	—	—	26	1
Net Income from Securities Lending	1	6	—	13	3
Less: Foreign Taxes Withheld	(22)	—	—	—	—

Total Investment Income	9,122	5,059	378	29,413	960

Expenses:
Investment Advisory Fees	3,726	4,459	159	9,763	686
Administration, Fund Accounting and Transfer Agency Fees	165	198	8	366	36
Compliance & Fund Services Fees	25	26	1	73	4
Distribution and Service Fees — A Shares	48	129	1	133	15
Distribution and Service Fees — C Shares	229	165	—	176	39
Custodian Fees	13	19	13	27	18
Printing Fees	24	27	3	67	12
Registration Fees	50	52	32	54	51
Trustee Fees	19	20	1	54	3
Other Fees	58	72	8	166	10

Total Expenses	4,357	5,167	226	10,879	874
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(92)	(44)	—	(8)
Less: Custodian Credits (Note 3)	—	—	—	—	—

Net Expenses	4,357	5,075	182	10,879	866

Net Investment Income (Loss)	4,765	(16)	196	18,534	94

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	90,385	40,170	3,444	221,241	20,688
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(49,451)	44,589	(783)	(41,725)	(8,586)

Net Realized and Unrealized Gain (Loss) on Investments	40,934	84,759	2,661	179,516	12,102

Change in Net Assets from Operations	$45,699	$84,743	$2,857	$198,050	$12,196

*	Formerly Large Cap Core Equity Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

95

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011  (Amounts in thousands)

			Select
	Mid-Cap	Real	Large Cap	Small Cap	Small Cap
	Value	Estate	Growth	Growth	Value
	Equity Fund	130/30 Fund	Stock Fund	Stock Fund	Equity Fund

Investment Income:
Dividend Income	$24,860	$435	$1,096	$1,455	$16,500
Dividend Income from Affiliated Investment Companies	24	—	1	4	10
Interest Income	64	—	—	2	35
Net Income from Securities Lending	37	—	—	105	247
Less: Foreign Taxes Withheld	(34)	—	—	—	(88)

Total Investment Income	24,951	435	1,097	1,566	16,704

Expenses:
Investment Advisory Fees	12,230	179	881	4,278	9,311
Administration, Fund Accounting and Transfer Agency Fees	528	6	54	122	265
Compliance & Fund Services Fees	74	1	6	21	49
Distribution and Service Fees — A Shares	344	1	2	33	137
Distribution and Service Fees — C Shares	121	—	177	85	224
Dividend Expense on Securities Sold Short	—	92	—	—	—
Custodian Fees	32	7	10	21	68
Printing Fees	73	1	12	23	77
Registration Fees	114	34	45	59	61
Trustee Fees	55	1	4	16	36
Other Fees	168	2	15	48	110

Total Expenses	13,739	324	1,206	4,706	10,338
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(23)	(6)	—	—
Less: Custodian Credits (Note 3)	—	—	—	—	—

Net Expenses	13,739	301	1,200	4,706	10,338

Net Investment Income (Loss)	11,212	134	(103)	(3,140)	6,366

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	251,955	2,556	14,706	73,370	79,678
Securities Sold Short	—	(74)	—	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments	50,852	762	(779)	25,810	113,111
Securities Sold Short	—	(44)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	302,807	3,200	13,927	99,180	192,789

Change in Net Assets from Operations	$314,019	$3,334	$13,824	$96,040	$199,155

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

96

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011  (Amounts in thousands)

		Aggressive
	U.S.	Growth	Conservative	Growth	Moderate
	Equity	Allocation	Allocation	Allocation	Allocation
	130/30 Fund	Strategy	Strategy	Strategy	Strategy

Investment Income:
Dividend Income	$318	$22	$21	$53	$125
Dividend Income from Affiliated Investment Companies	—	234	534	1,068	3,186

Total Investment Income	318	256	555	1,121	3,311

Expenses:
Investment Advisory Fees	143	27	21	68	151
Administration, Fund Accounting and Transfer Agency Fees	10	13	16	27	70
Compliance & Fund Services Fees	1	2	1	4	8
Distribution and Service Fees — A Shares	—	11	18	26	37
Distribution and Service Fees — B Shares	—	5	5	19	12
Distribution and Service Fees — C Shares	—	13	58	31	151
Dividend Expense on Securities Sold Short	80	—	—	—	—
Custodian Fees	8	6	5	5	6
Printing Fees	3	7	7	11	16
Registration Fees	34	83	81	82	67
Trustee Fees	1	1	1	3	6
Other Fees	—	5	4	9	20

Total Expenses	280	173	217	285	544
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(33)	(89)	(94)	(74)	(43)
Less: Custodian Credits (Note 3)	—	—	—	—	—

Net Expenses	247	84	123	211	501

Net Investment Income (Loss)	71	172	432	910	2,810

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions*	1,585	123	171	683	1,695
Securities Sold Short	(589)	—	—	—	—
Capital Gain Received from Investments in Affiliated Investment Companies	—	200	427	840	2,484
Net Change in Unrealized Appreciation/Depreciation on:
Investments*	1,549	3,650	751	6,159	9,094
Securities Sold Short	(145)	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	2,400	3,973	1,349	7,682	13,273

Change in Net Assets from Operations	$2,471	$4,145	$1,781	$8,592	$16,083

*	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Allocation Strategy Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

97

STATEMENTS OF CASH FLOWS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011

	International
	Equity 130/30	Real Estate	U.S. Equity
	Fund	130/30 Fund	130/30 Fund

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,638	$3,334	$2,471
Adjustments to Reconcile Net Increase (Decrease) in Net Assets resulting from Operations to Net Cash Used in Operating Activities:
Purchases of Investment Securities	(737,246)	(40,218)	(31,121)
Proceeds from Investment Securities Sold	768,711	41,267	28,651
Purchases to Cover Securities Sold Short	(311,823)	(7,467)	(12,599)
Proceeds from Securities Sold Short	302,644	9,202	13,175
Net Realized (Gain) Loss	(9,716)	(2,482)	(996)
Net Change in Unrealized (Appreciation) Depreciation	(3,180)	(718)	(1,404)
Short Term Investments, net	4,596	1,449	2,787
Changes in Assets and Liabilities:
Decrease (Increase) in Assets:
Foreign Currency	(887)	—	—
Interest and Dividends Receivable	(71)	(7)	(3)
Cash Collateral on Deposit at Broker	13	—	(66)
Prepaid Expenses and Other Assets	6	84	6
(Decrease) Increase in Liabilities:
Unrealized Depreciation on Forward Foreign Currency Contracts	(1)	—	—
Dividends Payable for Securities Sold Short	62	6	1
Investment Advisory Fees Payable	—	6	9
Administration, Fund Accounting and Transfer Agent Fees Payable	2	1	(1)
Custodian Fees Payable	22	(1)	(1)
Cash Collateral Due to Broker	3,600	3	—
Accrued Expenses	(6)	(2)	(2)

Net Cash Provided by Operating Activities	30,364	4,457	907

Cash Flows from Financing Activities:
Proceeds from Shares Issued	25,029	4,209	433
Cost of Shares Redeemed	(56,402)	(8,005)	(1,300)
Dividends and Distributions to Shareholders	(720)	(660)	0

Net Cash Used in Financing Activities	(32,093)	(4,456)	(867)

Net Increase (Decrease) in Cash	(1,729)	1	40
Cash at beginning of period	1,733	—	—

Cash at end of period	$4	$1	$40

*Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$132	$1,415	$386

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

98

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Emerging Growth
	Stock Fund		Stock Fund		International Equity 130/30 Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10

Operations:
Net Investment Income (Loss)	$(1,027)	$(889)	$(204)	$(466)	$1,863	$1,278
Net Realized Gain (Loss)	15,640	(7,773)	6,771	5,757	8,594	29,755
Net Change in Unrealized Appreciation	14,535	71,662	401	30,637	3,181	16,387

Change in Net Assets from Operations	29,148	63,000	6,968	35,928	13,638	47,420

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	—	—	(852)	(1,935)
A Shares	—	—	—	—	—	—

Total Dividends and Distributions	—	—	—	—	(852)	(1,935)

Change in Net Assets from Capital Transactions	(2,242)	(105,464)	961	(81,768)	(31,605)	8,644

Change in Net Assets	26,906	(42,464)	7,929	(45,840)	(18,819)	54,129

Net Assets:
Beginning of Period	111,256	153,720	20,356	66,196	123,664	69,535

End of Period	$138,162	$111,256	$28,285	$20,356	$104,845	$123,664

Accumulated Net Investment Income (Loss), End of Period	$5	$4	$—	$—	$71	$(501)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

99

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Emerging Growth
	Stock Fund		Stock Fund		International Equity 130/30 Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10#	03/31/11	03/31/10#

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$43,997	$28,850	$13,664	$22,172	$25,024	$49,292
Dividends Reinvested	—	—	—	—	132	224
Cost of Shares Redeemed	(46,548)	(134,052)	(13,604)	(104,172)	(56,779)	(40,857)

Change in Net Assets from I Shares	(2,551)	(105,202)	60	(82,000)	(31,623)	8,659

A Shares:
Proceeds from Shares Issued	741	1,774	1,445	406	18	2
Cost of Shares Redeemed	(432)	(329)	(544)	(117)	—	(15)

Change in Net Assets from A Shares	309	1,445	901	289	18	(13)

C Shares:
Proceeds from Shares Issued	—	4	—	1	—	—
Cost of Shares Redeemed	—	(1,711)	—	(58)	—	(2)

Change in Net Assets from C Shares	—	(1,707)	—	(57)	—	(2)

Change in Net Assets from Capital Transactions	$(2,242)	$(105,464)	$961	$(81,768)	$(31,605)	$8,644

Shares Transactions:
I Shares:
Issued	3,063	2,644	984	2,445	3,641	8,016
Reinvested	—	—	—	—	18	35
Redeemed	(3,338)	(13,847)	(1,141)	(10,955)	(7,932)	(6,774)

Change in I Shares	(275)	(11,203)	(157)	(8,510)	(4,273)	1,277

A Shares:
Issued	53	172	107	40	3	—
Redeemed	(33)	(28)	(43)	(12)	—	(2)

Change in A Shares	20	144	64	28	3	(2)

C Shares:
Redeemed	—	(174)	—	(7)	—	—

Change in C Shares	—	(174)	—	(7)	—	—

Change in Shares	(255)	(11,233)	(93)	(8,489)	(4,270)	1,275

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Aggressive Growth Stock Fund, Emerging Growth Stock Fund and International Equity 130/30 Fund and those Funds’ C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

100

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	International		International Equity		Large Cap Core
	Equity Fund		Index Fund		Growth Stock Fund*
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10#	03/31/11	03/31/10

Operations:
Net Investment Income	$3,957	$2,925	$17,903	$23,025	$4,765	$4,554
Net Realized Gain (Loss)	32,013	6,952	84,686	(26,767)	90,385	28,078
Net Change in Unrealized Appreciation (Depreciation)	(6,362)	106,660	(41,903)	377,017	(49,451)	141,774

Change in Net Assets from Operations	29,608	116,537	60,686	373,275	45,699	174,406

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(6,545)	(1,577)	(16,415)	(27,247)	(4,722)	(4,544)
A Shares	(155)	(32)	(146)	(182)	(176)	(185)
C Shares	—	—	—	—	(57)	(115)

Total Dividends and Distributions	(6,700)	(1,609)	(16,561)	(27,429)	(4,955)	(4,844)

Change in Net Assets from Capital Transactions	(45,351)	(25,048)	(407,023)	(232,053)	(122,025)	(98,966)
Capital Contributions From Administrator**	—	255	—	153	—	—

Change in Net Assets	(22,443)	90,135	(362,898)	113,946	(81,281)	70,596

Net Assets:
Beginning of Period	281,923	191,788	845,580	731,634	470,459	399,863

End of Period	$259,480	$281,923	$482,682	$845,580	$389,178	$470,459

Accumulated Net Investment Income (Loss), End of Period	$788	$3,518	$945	$(1,121)	$—	$—

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the International Equity Fund and International Equity Index Fund and those Funds’ C Shares were no longer offered.

*	Formerly Large Cap Core Equity Fund.

**	During the period ended March 31, 2010, the Fund received payments in connection with a fair fund settlement.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

101

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	International		International Equity		Large Cap Core
	Equity Fund		Index Fund		Growth Stock Fund*
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10#	03/31/11	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$20,103	$65,931	$124,713	$249,746	$66,380	$87,252
Dividends Reinvested	5,497	1,220	11,945	13,879	2,316	2,317
Cost of Shares Redeemed	(69,533)	(90,572)	(541,867)	(494,954)	(180,486)	(181,121)

Change in Net Assets from I Shares	(43,933)	(23,421)	(405,209)	(231,329)	(111,790)	(91,552)

A Shares:
Proceeds from Shares Issued	125	3,433	490	3,061	279	505
Dividends Reinvested	141	29	131	157	157	166
Cost of Shares Redeemed	(1,684)	(1,693)	(2,435)	(1,039)	(4,683)	(3,737)

Change in Net Assets from A Shares	(1,418)	1,769	(1,814)	2,179	(4,247)	(3,066)

C Shares:
Proceeds from Shares Issued	—	11	—	95	154	268
Dividends Reinvested	—	—	—	—	53	108
Cost of Shares Redeemed	—	(3,407)	—	(2,998)	(6,195)	(4,724)

Change in Net Assets from C Shares	—	(3,396)	—	(2,903)	(5,988)	(4,348)

Change in Net Assets from Capital Transactions	$(45,351)	$(25,048)	$(407,023)	$(232,053)	$(122,025)	$(98,966)

Shares Transactions:
I Shares:
Issued	1,922	6,277	10,444	21,861	5,277	7,874
Reinvested	502	117	942	1,087	177	198
Redeemed	(6,268)	(9,988)	(42,009)	(39,988)	(13,560)	(15,791)

Change in I Shares	(3,844)	(3,594)	(30,623)	(17,040)	(8,106)	(7,719)

A Shares:
Issued	12	372	40	256	21	44
Reinvested	13	3	10	13	12	14
Redeemed	(161)	(177)	(193)	(85)	(361)	(322)

Change in A Shares	(136)	198	(143)	184	(328)	(264)

C Shares:
Issued	—	1	—	9	11	24
Reinvested	—	—	—	—	4	9
Redeemed	—	(398)	—	(265)	(490)	(413)

Change in C Shares	—	(397)	—	(256)	(475)	(380)

Change in Shares	(3,980)	(3,793)	(30,766)	(17,112)	(8,909)	(8,363)

*	Formerly Large Cap Core Equity Fund.

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the International Equity Fund and International Equity Index Fund and those Funds’ C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

102

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Large Cap Growth		Large Cap Quantitative		Large Cap Value
	Stock Fund		Equity Fund		Equity Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10#	03/31/11	03/31/10

Operations:
Net Investment Income (Loss)	$(16)	$733	$196	$434	$18,534	$20,941
Net Realized Gain	40,170	27,887	3,444	10,005	221,241	89,297
Net Change in Unrealized Appreciation (Depreciation)	44,589	175,527	(783)	3,991	(41,725)	387,540

Change in Net Assets from Operations	84,743	204,147	2,857	14,430	198,050	497,778

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(154)	(787)	(164)	(462)	(17,588)	(20,525)
A Shares	—	(20)	(4)	(8)	(574)	(432)
C Shares	—	—	—	(2)	(85)	(181)

Total Dividends and Distributions	(154)	(807)	(168)	(472)	(18,247)	(21,138)

Change in Net Assets from Capital Transactions	(120,962)	(185,745)	(5,999)	(45,007)	(74,690)	(172,453)

Change in Net Assets	(36,373)	17,595	(3,310)	(31,049)	105,113	304,187

Net Assets:
Beginning of Period	506,428	488,833	20,853	51,902	1,342,590	1,038,403

End of Period	$470,055	$506,428	$17,543	$20,853	$1,447,703	$1,342,590

Accumulated Net Investment Income (Loss), End of Period	$43	$21	$25	$1	$287	$—

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Large Cap Quantitative Equity Fund and the Fund’s C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

103

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Large Cap Growth		Large Cap Quantitative		Large Cap Value
	Stock Fund		Equity Fund		Equity Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10#	03/31/11	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$51,374	$80,027	$205	$472	$321,185	$305,698
Dividends Reinvested	76	304	131	293	10,946	10,661
Cost of Shares Redeemed	(163,186)	(257,789)	(6,305)	(45,492)	(442,429)	(484,877)

Change in Net Assets from I Shares	(111,736)	(177,458)	(5,969)	(44,727)	(110,298)	(168,518)

A Shares:
Proceeds from Shares Issued	738	1,287	41	318	48,296	2,350
Dividends Reinvested	—	19	3	7	554	411
Cost of Shares Redeemed	(7,205)	(7,106)	(74)	(189)	(9,797)	(4,331)

Change in Net Assets from A Shares	(6,467)	(5,800)	(30)	136	39,053	(1,570)

C Shares:
Proceeds from Shares Issued	128	95	—	—	1,178	313
Dividends Reinvested	—	—	—	2	81	170
Cost of Shares Redeemed	(2,887)	(2,582)	—	(418)	(4,704)	(2,848)

Change in Net Assets from C Shares	(2,759)	(2,487)	—	(416)	(3,445)	(2,365)

Change in Net Assets from Capital Transactions	$(120,962)	$(185,745)	$(5,999)	$(45,007)	$(74,690)	$(172,453)

Shares Transactions:
I Shares:
Issued	5,133	9,941	18	56	25,897	30,046
Reinvested	8	38	12	32	897	1,037
Redeemed	(16,273)	(30,569)	(584)	(5,270)	(36,725)	(45,969)

Change in I Shares	(11,132)	(20,590)	(554)	(5,182)	(9,931)	(14,886)

A Shares:
Issued	79	166	4	37	3,846	228
Reinvested	—	3	—	1	45	40
Redeemed	(799)	(914)	(7)	(20)	(818)	(433)

Change in A Shares	(720)	(745)	(3)	18	3,073	(165)

C Shares:
Issued	15	14	—	—	96	31
Reinvested	—	—	—	—	6	17
Redeemed	(354)	(369)	—	(51)	(413)	(282)

Change in C Shares	(339)	(355)	—	(51)	(311)	(234)

Change in Shares	(12,191)	(21,690)	(557)	(5,215)	(7,169)	(15,285)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Large Cap Quantitative Equity Fund and the Fund’s C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

104

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Mid-Cap Core		Mid-Cap Value		Real Estate
	Equity Fund		Equity Fund		130/30 Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10#*

Operations:
Net Investment Income	$94	$537	$11,212	$5,994	$134	$278
Net Realized Gain	20,688	1,172	251,955	121,717	2,482	1,540
Net Change in Unrealized Appreciation (Depreciation)	(8,586)	41,527	50,852	144,441	718	2,874

Change in Net Assets from Operations	12,196	43,236	314,019	272,152	3,334	4,692

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(118)	(514)	(10,297)	(6,968)	(435)	(269)
A Shares	(9)	(20)	(856)	(100)	(9)	(3)
C Shares	(1)	(4)	(21)	(20)	—	—
Net Realized Gains:
I Shares	—	—	(80,500)	—	(1,589)	—
A Shares	—	—	(8,997)	—	(42)	—
C Shares	—	—	(888)	—	—	—

Total Dividends and Distributions	(128)	(538)	(101,559)	(7,088)	(2,075)	(272)

Change in Net Assets from Capital Transactions	(77,869)	(28,758)	929,034	344,817	(2,408)	4,662

Change in Net Assets	(65,801)	13,940	1,141,494	609,881	(1,149)	9,082

Net Assets:
Beginning of Period	95,076	81,136	845,777	235,896	13,651	4,569

End of Period	$29,275	$95,076	$1,987,271	$845,777	$12,502	$13,651

Accumulated Net Investment Income (Loss), End of Period	$1	$1	$1	$—	$(12)	$35

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Real Estate 130/30 Fund and the Fund’s C Shares were no longer offered.

*	Commencement of Operations for Real Estate 130/30 Fund’s A Shares was May 21, 2009.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

105

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Mid-Cap Core		Mid-Cap Value		Real Estate
	Equity Fund		Equity Fund		130/30 Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10#*

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$5,900	$20,641	$1,150,808	$452,188	$3,946	$5,245
Dividends Reinvested	76	358	63,978	2,710	1,391	186
Cost of Shares Redeemed	(82,114)	(48,490)	(493,907)	(140,883)	(7,781)	(870)

Change in Net Assets from I Shares	(76,138)	(27,491)	720,879	314,015	(2,444)	4,561

A Shares:
Proceeds from Shares Issued	427	199	219,914	32,848	236	101
Dividends Reinvested	9	19	9,545	96	24	3
Cost of Shares Redeemed	(1,024)	(744)	(37,699)	(4,315)	(224)	—

Change in Net Assets from A Shares	(588)	(526)	191,760	28,629	36	104

C Shares:
Proceeds from Shares Issued	57	58	16,860	2,590	—	—
Dividends Reinvested	1	4	776	18	—	—
Cost of Shares Redeemed	(1,201)	(803)	(1,241)	(435)	—	(3)

Change in Net Assets from C Shares	(1,143)	(741)	16,395	2,173	—	(3)

Change in Net Assets from Capital Transactions	$(77,869)	$(28,758)	$929,034	$344,817	$(2,408)	$4,662

Shares Transactions:
I Shares:
Issued	592	2,616	100,626	50,314	504	837
Reinvested	7	43	5,498	290	187	30
Redeemed	(7,629)	(5,905)	(43,347)	(14,519)	(982)	(141)

Change in I Shares	(7,030)	(3,246)	62,777	36,085	(291)	726

A Shares:
Issued	40	27	19,126	3,288	30	21
Reinvested	1	2	825	10	3	1
Redeemed	(103)	(95)	(3,274)	(444)	(30)	—

Change in A Shares	(62)	(66)	16,677	2,854	3	22

C Shares:
Issued	7	8	1,476	271	—	—
Reinvested	—	—	68	2	—	—
Redeemed	(138)	(111)	(112)	(47)	—	(1)

Change in C Shares	(131)	(103)	1,432	226	—	(1)

Change in Shares	(7,223)	(3,415)	80,886	39,165	(288)	747

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Real Estate 130/30 Fund and the Fund’s C Shares were no longer offered.

*	Commencement of Operations for Real Estate 130/30 Fund’s A Shares was May 21, 2009.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

106

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Select Large Cap		Small Cap		Small Cap
	Growth Stock Fund		Growth Stock Fund		Value Equity Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10

Operations:
Net Investment Income (Loss)	$(103)	$54	$(3,140)	$(2,757)	$6,366	$6,110
Net Realized Gain (Loss)	14,706	(165)	73,370	21,981	79,678	33,835
Net Change in Unrealized Appreciation (Depreciation)	(779)	42,564	25,810	132,405	113,111	165,599

Change in Net Assets from Operations	13,824	42,453	96,040	151,629	199,155	205,544

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	(100)	—	—	(6,390)	(6,057)
A Shares	—	—	—	—	(245)	(105)
C Shares	—	—	—	—	(18)	(61)
Tax Return of Capital:
I Shares	—	(3)	—	—	—	—
A Shares	—	—	—	—	—	—
C Shares	—	—	—	—	—	—

Total Dividends and Distributions	—	(103)	—	—	(6,653)	(6,223)

Change in Net Assets from Capital Transactions	(47,589)	(19,918)	(45,061)	(60,747)	297,025	119,120

Change in Net Assets	(33,765)	22,432	50,979	90,882	489,527	318,441

Net Assets:
Beginning of Period	133,384	110,952	379,291	288,409	647,917	329,476

End of Period	$99,619	$133,384	$430,270	$379,291	$1,137,444	$647,917

Accumulated Net Investment Income (Loss), End of Period	$11	$—	$70	$(1)	$(9)	$173

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

107

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Select Large Cap Growth		Small Cap Growth		Small Cap Value
	Stock Fund		Stock Fund		Equity Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$8,001	$33,802	$104,321	$71,797	$410,952	$221,043
Dividends Reinvested	—	50	—	—	5,957	5,513
Cost of Shares Redeemed	(52,664)	(51,775)	(145,942)	(130,256)	(202,513)	(120,802)

Change in Net Assets from I Shares	(44,663)	(17,923)	(41,621)	(58,459)	214,396	105,754

A Shares:
Proceeds from Shares Issued	354	30	579	796	84,055	15,087
Dividends Reinvested	—	—	—	—	217	82
Cost of Shares Redeemed	(25)	(35)	(2,728)	(1,959)	(10,902)	(2,270)

Change in Net Assets from A Shares	329	(5)	(2,149)	(1,163)	73,370	12,899

C Shares:
Proceeds from Shares Issued	114	101	539	258	12,212	2,814
Dividends Reinvested	—	—	—	—	16	58
Cost of Shares Redeemed	(3,369)	(2,091)	(1,830)	(1,383)	(2,969)	(2,405)

Change in Net Assets from C Shares	(3,255)	(1,990)	(1,291)	(1,125)	9,259	467

Change in Net Assets from Capital Transactions	$(47,589)	$(19,918)	$(45,061)	$(60,747)	$297,025	$119,120

Shares Transactions:
I Shares:
Issued	271	1,374	7,313	6,435	32,034	21,588
Reinvested	—	2	—	—	468	517
Redeemed	(1,898)	(2,109)	(10,476)	(11,582)	(15,691)	(11,773)

Change in I Shares	(1,627)	(733)	(3,163)	(5,147)	16,811	10,332

A Shares:
Issued	14	1	47	72	6,491	1,445
Reinvested	—	—	—	—	17	7
Redeemed	(1)	(1)	(205)	(184)	(832)	(214)

Change in A Shares	13	—	(158)	(112)	5,676	1,238

C Shares:
Issued	4	5	46	26	999	284
Reinvested	—	—	—	—	1	6
Redeemed	(133)	(93)	(162)	(147)	(247)	(252)

Change in C Shares	(129)	(88)	(116)	(121)	753	38

Change in Shares	(1,743)	(821)	(3,437)	(5,380)	23,240	11,608

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

108

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Equity		Aggressive Growth		Conservative
	130/30 Fund		Allocation Strategy		Allocation Strategy
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11*	03/31/10	03/31/11*	03/31/10

Operations:
Net Investment Income	$71	$45	$172	$303	$432	$270
Net Realized Gain (Loss)(a)	996	1,545	323	(399)	598	77
Net Change in Unrealized Appreciation(a)	1,404	1,064	3,650	9,154	751	1,740

Change in Net Assets from Operations	2,471	2,654	4,145	9,058	1,781	2,087

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(77)	(70)	(266)	(253)	(331)	(132)
A Shares	—	—	(40)	(22)	(244)	(39)
B Shares	—	—	—	(21)	(12)	(49)
C Shares	—	—	(9)	(11)	(185)	(60)
Net Realized Gains:
I Shares	(309)	—	—	—	(5)	(6)
A Shares	—	—	—	—	(4)	(2)
B Shares	—	—	—	—	—	(2)
C Shares	—	—	—	—	(4)	(4)

Total Dividends and Distributions	(386)	(70)	(315)	(307)	(785)	(294)

Change in Net Assets from Capital Transactions	(195)	6,603	(4,349)	1,788	11,570	4,827
Capital Contributions From Administrator**	—	—	—	4	—	—

Change in Net Assets	1,890	9,187	(519)	10,543	12,566	6,620

Net Assets:
Beginning of Period	12,481	3,294	28,757	18,214	16,007	9,387

End of Period	$14,371	$12,481	$28,238	$28,757	$28,573	$16,007

Accumulated Net Investment Income (Loss), End of Period	$22	$(14)	$19	$—	$51	$53

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the U.S. Equity 130/30 Fund and the Fund’s C Shares were no longer offered.
*	Effective at the close of business on July 16, 2010, B Shares converted into A Shares for the Aggressive Growth Allocation Strategy and Conservative Allocation Strategy and those Funds’ B Shares were no longer offered.

**	Capital contributions represent Fund operating expense waivers in excess of total Fund operating expenses.
(a)	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Allocation Strategy Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

109

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Equity		Aggressive Growth		Conservative
	130/30 Fund		Allocation Strategy		Allocation Strategy
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11*	03/31/10	03/31/11*	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$433	$6,897	$5,957	$7,328	$8,309	$3,746
Dividends Reinvested	386	70	261	245	276	132
Cost of Shares Redeemed	(1,014)	(364)	(9,074)	(5,277)	(2,379)	(2,054)

Change in Net Assets from I Shares	(195)	6,603	(2,856)	2,296	6,206	1,824

A Shares:
Proceeds from Shares Issued	—	—	2,196	399	5,817	3,228
Dividends Reinvested	—	—	36	21	204	33
Cost of Shares Redeemed	—	—	(830)	(601)	(1,148)	(879)

Change in Net Assets from A Shares	—	—	1,402	(181)	4,873	2,382

B Shares:
Proceeds from Shares Issued	—	—	1	—	—	25
Dividends Reinvested	—	—	—	21	11	50
Cost of Shares Redeemed	—	—	(2,233)	(338)	(2,247)	(1,312)

Change in Net Assets from B Shares	—	—	(2,232)	(317)	(2,236)	(1,237)

C Shares:
Proceeds from Shares Issued	—	—	82	182	3,439	2,138
Dividends Reinvested	—	—	8	11	111	27
Cost of Shares Redeemed	—	—	(753)	(203)	(823)	(307)

Change in Net Assets from C Shares	—	—	(663)	(10)	2,727	1,858

Change in Net Assets from Capital Transactions	$(195)	$6,603	$(4,349)	$1,788	$11,570	$4,827

Shares Transactions:
I Shares:
Issued	48	882	776	1,119	700	338
Reinvested	41	9	33	36	24	12
Redeemed	(106)	(45)	(1,189)	(797)	(203)	(187)

Change in I Shares	(17)	846	(380)	358	521	163

A Shares:
Issued	—	—	322	58	501	288
Reinvested	—	—	5	3	18	3
Redeemed	—	—	(111)	(90)	(97)	(78)

Change in A Shares	—	—	216	(29)	422	213

B Shares:
Issued	—	—	—	—	—	2
Reinvested	—	—	—	3	1	5
Redeemed	—	—	(336)	(54)	(198)	(121)

Change in B Shares	—	—	(336)	(51)	(197)	(114)

C Shares:
Issued	—	—	11	27	295	199
Reinvested	—	—	1	2	9	2
Redeemed	—	—	(98)	(31)	(70)	(28)

Change in C Shares	—	—	(86)	(2)	234	173

Change in Shares	(17)	846	(586)	276	980	435

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the U.S. Equity 130/30 Fund and the Fund’s C Shares were no longer offered.
*	Effective at the close of business on July 16, 2010, B Shares converted into A Shares for the Aggressive Growth Allocation Strategy and Conservative Allocation Strategy and those Funds’ B Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

110

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Growth		Moderate
	Allocation Strategy		Allocation Strategy
	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11*	03/31/10	03/31/11*	03/31/10

Operations:
Net Investment Income	$910	$985	$2,810	$3,045
Net Realized Gain (Loss)(a)	1,523	(2,547)	4,179	(1,855)
Net Change in Unrealized Appreciation(a)	6,159	21,213	9,094	35,788

Change in Net Assets from Operations	8,592	19,651	16,083	36,978

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,280)	(842)	(4,166)	(2,711)
A Shares	(202)	(51)	(389)	(138)
B Shares	(11)	(102)	(27)	(97)
C Shares	(42)	(33)	(361)	(196)

Total Dividends and Distributions	(1,535)	(1,028)	(4,943)	(3,142)

Change in Net Assets from Capital Transactions	(7,785)	(2,314)	(13,519)	(6,865)

Change in Net Assets	(728)	16,309	(2,379)	26,971

Net Assets:
Beginning of Period	70,057	53,748	154,851	127,880

End of Period	$69,329	$70,057	$152,472	$154,851

Accumulated Net Investment Income (Loss), End of Period	$53	$59	$218	$397

(a)	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Allocation Strategy Funds are primarily attributable to the underlying investments in affiliated investment companies.

*	Effective at the close of business on July 16, 2010, B Shares converted into A Shares for the Growth Allocation Strategy and Moderate Allocation Strategy and those Funds’ B Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

111

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Growth		Moderate
	Allocation Strategy		Allocation Strategy
	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11*	03/31/10	03/31/11*	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$11,514	$9,439	$29,229	$24,804
Dividends Reinvested	1,271	834	4,072	2,618
Cost of Shares Redeemed	(17,519)	(10,505)	(44,547)	(33,531)

Change in Net Assets from I Shares	(4,734)	(232)	(11,246)	(6,109)

A Shares:
Proceeds from Shares Issued	8,474	345	7,204	2,447
Dividends Reinvested	191	49	361	130
Cost of Shares Redeemed	(2,939)	(510)	(2,976)	(1,387)

Change in Net Assets from A Shares	5,726	(116)	4,589	1,190

B Shares:
Proceeds from Shares Issued	—	5	—	—
Dividends Reinvested	11	96	27	93
Cost of Shares Redeemed	(8,306)	(1,520)	(5,602)	(1,817)

Change in Net Assets from B Shares	(8,295)	(1,419)	(5,575)	(1,724)

C Shares:
Proceeds from Shares Issued	157	98	1,014	1,427
Dividends Reinvested	40	32	341	186
Cost of Shares Redeemed	(679)	(677)	(2,642)	(1,835)

Change in Net Assets from C Shares	(482)	(547)	(1,287)	(222)

Change in Net Assets from Capital Transactions	$(7,785)	$(2,314)	$(13,519)	$(6,865)

Shares Transactions:
I Shares:
Issued	1,195	1,099	2,912	2,756
Reinvested	129	95	405	285
Redeemed	(1,804)	(1,240)	(4,433)	(3,683)

Change in I Shares	(480)	(46)	(1,116)	(642)

A Shares:
Issued	941	40	747	261
Reinvested	19	6	35	14
Redeemed	(305)	(58)	(297)	(152)

Change in A Shares	655	(12)	485	123

B Shares:
Issued	—	1	—	—
Reinvested	1	11	3	10
Redeemed	(930)	(178)	(595)	(198)

Change in B Shares	(929)	(166)	(592)	(188)

C Shares:
Issued	16	11	102	156
Reinvested	4	4	34	21
Redeemed	(71)	(80)	(266)	(205)

Change in C Shares	(51)	(65)	(130)	(28)

Change in Shares	(805)	(289)	(1,353)	(735)

*	Effective at the close of business on July 16, 2010, B Shares converted into A Shares for the Growth Allocation Strategy and Moderate Allocation Strategy and those Funds’ B Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

112

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio
				Net									of	Ratio of	Ratio of
				Realized									Net	Net	Expenses to
				and			Distributions	Distributions		Net			Expenses	Investment	Average Net
	Net Asset	Net		Unrealized		Dividends	from	from	Total	Asset			to	Income to	Assets
	Value,	Investment		Gains		from Net	Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total from	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Aggressive Growth Stock Fund
I Shares
Year Ended March 31, 2011	$12.86	$(0.12	)(d)	$3.71	$3.59	$—	$—	$—	$—	$16.45	27.99% (e)	$134,643	1.19%	(0.89)%	1.19%	53%
Year Ended March 31, 2010	7.73	(0.08	)(d)	5.21	5.13	—	—	—	—	12.86	66.36	108,754	1.21	(0.77)	1.21	27
Year Ended March 31, 2009	12.03	(0.09)		(3.99)	(4.08)	—	—	(0.22)	(0.22)	7.73	(33.89)	152,030	1.16	(0.72)	1.16	27
Year Ended March 31, 2008	12.64	(0.09	)(d)	(0.11)	(0.20)	—	—	(0.41)	(0.41)	12.03	(2.12)	306,709	1.16	(0.70)	1.16	59
Year Ended March 31, 2007	12.24	(0.09	)(d)	0.49	0.40	—	—	—	—	12.64	3.27	323,303	1.17	(0.79)	1.17	49
A Shares
Year Ended March 31, 2011	12.62	(0.16	)(d)	3.64	3.48	—	—	—	—	16.10	27.58	3,519	1.49	(1.19)	1.49	53
Year Ended March 31, 2010	7.61	(0.13	)(d)	5.14	5.01	—	—	—	—	12.62	65.83	2,502	1.52	(1.12)	1.52	27
Year Ended March 31, 2009	11.88	(0.12)		(3.93)	(4.05)	—	—	(0.22)	(0.22)	7.61	(34.06)	416	1.46	(1.01)	1.46	27
Year Ended March 31, 2008	12.53	(0.13	)(d)	(0.11)	(0.24)	—	—	(0.41)	(0.41)	11.88	(2.46)	893	1.46	(0.99)	1.46	59
Year Ended March 31, 2007	12.16	(0.12	)(d)	0.49	0.37	—	—	—	—	12.53	3.04	553	1.47	(1.10)	1.47	49
Emerging Growth Stock Fund
I Shares
Year Ended March 31, 2011	11.23	(0.14	)(d)	5.37	5.23	—	—	—	—	16.46	46.57	26,439	1.23	(1.12)	1.44	133
Year Ended March 31, 2010	6.43	(0.07	)(d)	4.87	4.80	—	—	—	—	11.23	74.65	19,793	1.20	(0.82)	1.24	87
Year Ended March 31, 2009	11.08	(0.06	)(d)	(4.33)	(4.39)	—	—	(0.26)	(0.26)	6.43	(39.58)	66,005	1.17	(0.68)	1.17	71
Year Ended March 31, 2008	12.97	(0.10	)(d)	(0.41)	(0.51)	—	—	(1.38)	(1.38)	11.08	(6.29)	116,703	1.17	(0.71)	1.17	117
Year Ended March 31, 2007	12.83	(0.10	)(d)	0.24	0.14	—	—	—	—	12.97	1.09	111,078	1.17	(0.85)	1.18	103
A Shares
Year Ended March 31, 2011	10.99	(0.18	)(d)	5.26	5.08	—	—	—	—	16.07	46.22	1,846	1.54	(1.43)	1.74	133
Year Ended March 31, 2010	6.31	(0.11	)(d)	4.79	4.68	—	—	—	—	10.99	74.17	563	1.52	(1.20)	1.64	87
Year Ended March 31, 2009	10.92	(0.09	)(d)	(4.26)	(4.35)	—	—	(0.26)	(0.26)	6.31	(39.80)	150	1.47	(1.00)	1.47	71
Year Ended March 31, 2008	12.83	(0.14	)(d)	(0.39)	(0.53)	—	—	(1.38)	(1.38)	10.92	(6.52)	632	1.47	(1.01)	1.47	117
Year Ended March 31, 2007	12.74	(0.14	)(d)	0.23	0.09	—	—	—	—	12.83	0.71	615	1.48	(1.16)	1.49	103
International Equity 130/30 Fund(f)(g)
I Shares
Year Ended March 31, 2011	6.75	0.10	(d)	0.66	0.76	(0.05)	—	—	(0.05)	7.46	11.24	104,822	2.38	1.52	2.38	473
Year Ended March 31, 2010	4.08	0.08		2.70	2.78	(0.11)	—	—	(0.11)	6.75	68.36	123,661	2.94	1.22	2.94	628
Year Ended March 31, 2009	8.69	0.04	(d)	(4.63)	(4.59)	(0.02)	—	—	(0.02)	4.08	(52.80)	69,523	2.82	0.77	2.87	491
Period Ended March 31, 2008	10.00	(0.01)		(1.30)	(1.31)	—	—	—	—	8.69	(13.10)	4,343	3.29	(0.58)	7.38 (h)	120
A Shares
Year Ended March 31, 2011	6.77	0.02	(d)	0.73	0.75	(0.04)	—	—	(0.04)	7.48	11.15	23	2.78	0.30	2.81	473
Year Ended March 31, 2010	4.08	0.07		2.70	2.77	(0.08)	—	—	(0.08)	6.77	67.87	3	3.65	2.34	3.65	628
Period Ended March 31, 2009	8.09	—		(4.00)	(4.00)	(0.01)	—	—	(0.01)	4.08	(49.40)	10	3.13	(0.12)	3.17	491
International Equity Fund
I Shares
Year Ended March 31, 2011	10.71	0.16	(d)	1.02	1.18	(0.27)	—	—	(0.27)	11.62	11.29	252,253	1.27	1.49	1.27	80
Year Ended March 31, 2010	6.38	0.11	(d)	4.28	4.39	(0.06)	—	—	(0.06)	10.71	68.80 (e)	273,819	1.25	1.17	1.30	95
Year Ended March 31, 2009	13.77	0.35		(7.28)	(6.93)	(0.25)	—	(0.21)	(0.46)	6.38	(50.68)	185,862	1.24	2.93	1.25	193
Year Ended March 31, 2008	16.83	0.34	(d)	(0.76)	(0.42)	(0.34)	—	(2.30)	(2.64)	13.77	(4.16)	1,089,572	1.21	2.06	1.21	141
Year Ended March 31, 2007	14.49	0.20		2.41	2.61	(0.27)	—	—	(0.27)	16.83	18.21	1,165,510	1.22	1.31	1.22	81
A Shares
Year Ended March 31, 2011	10.59	0.13	(d)	1.01	1.14	(0.24)	—	—	(0.24)	11.49	10.98	7,227	1.57	1.24	1.57	80
Year Ended March 31, 2010	6.32	0.09	(d)	4.22	4.31	(0.04)	—	—	(0.04)	10.59	68.22 (e)	8,104	1.55	0.68	1.59	95
Year Ended March 31, 2009	13.61	0.33		(7.21)	(6.88)	(0.20)	—	(0.21)	(0.41)	6.32	(50.84)	3,580	1.54	2.71	1.54	193
Year Ended March 31, 2008	16.67	0.28	(d)	(0.74)	(0.46)	(0.30)	—	(2.30)	(2.60)	13.61	(4.45)	12,288	1.51	1.70	1.51	141
Year Ended March 31, 2007	14.34	0.16		2.40	2.56	(0.23)	—	—	(0.23)	16.67	18.00	14,277	1.52	1.05	1.52	81

See Notes to Financial Highlights and Notes to Financial Statements.

113

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio
				Net									of	Ratio of	Ratio of
				Realized									Net	Net	Expenses to
				and			Distributions	Distributions		Net			Expenses	Investment	Average Net
	Net Asset	Net		Unrealized		Dividends	from	from	Total	Asset			to	Income to	Assets
	Value,	Investment		Gains		from Net	Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total from	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
International Equity Index Fund
I Shares
Year Ended March 31, 2011	$12.72	$0.33	(d)	$0.86	$1.19	$(0.39)	$—	$—	$(0.39)	$13.52	9.55%	$478,223	0.66%	2.65%	0.66%	43%
Year Ended March 31, 2010	8.75	0.34		4.03	4.37	(0.40)	—	—	(0.40)	12.72	49.93	839,582	0.64	2.46	0.64	36
Year Ended March 31, 2009	17.82	0.60		(9.05)	(8.45)	(0.62)	—	—	(0.62)	8.75	(47.89)	726,931	0.61	3.63	0.61	47
Year Ended March 31, 2008	18.64	0.53		(0.86)	(0.33)	(0.49)	—	—	(0.49)	17.82	(2.03)	958,514	0.59	2.74	0.59	13
Year Ended March 31, 2007	15.81	0.35		2.84	3.19	(0.36)	—	—	(0.36)	18.64	20.27	994,685	0.61	1.99	0.61	8
A Shares
Year Ended March 31, 2011	12.61	0.28	(d)	0.86	1.14	(0.35)	—	—	(0.35)	13.40	9.23	4,459	0.92	2.25	0.92	43
Year Ended March 31, 2010	8.69	0.25		4.05	4.30	(0.38)	—	—	(0.38)	12.61	49.46	5,998	0.94	1.72	0.94	36
Year Ended March 31, 2009	17.67	0.52		(8.93)	(8.41)	(0.57)	—	—	(0.57)	8.69	(48.04)	2,533	0.91	3.48	0.91	47
Year Ended March 31, 2008	18.49	0.46		(0.84)	(0.38)	(0.44)	—	—	(0.44)	17.67	(2.29)	6,052	0.89	2.40	0.89	13
Year Ended March 31, 2007	15.66	0.28		2.84	3.12	(0.29)	—	—	(0.29)	18.49	20.03	5,921	0.91	1.69	0.91	8
Large Cap Core Growth Stock Fund*
I Shares
Year Ended March 31, 2011	13.01	0.15	(d)	1.28	1.43	(0.16)	—	—	(0.16)	14.28	11.08	348,113	0.93	1.15	0.93	136
Year Ended March 31, 2010	8.98	0.12		4.03	4.15	(0.12)	—	—	(0.12)	13.01	46.42	422,673	0.83	1.04	0.92	81
Year Ended March 31, 2009	14.25	0.19		(5.28)	(5.09)	(0.18)	—	—	(0.18)	8.98	(35.88)	361,038	0.87	1.35	0.88	89
Year Ended March 31, 2008	17.79	0.21		(1.81)	(1.60)	(0.21)	— (i)	(1.73)	(1.94)	14.25	(10.32)	1,239,965	0.86	1.23	0.86	78
Year Ended March 31, 2007	17.20	0.25		1.87	2.12	(0.26)	—	(1.27)	(1.53)	17.79	12.51	1,554,971	0.85	1.41	0.85	58
A Shares
Year Ended March 31, 2011	13.15	0.12	(d)	1.28	1.40	(0.12)	—	—	(0.12)	14.43	10.77	18,880	1.18	0.89	1.18	136
Year Ended March 31, 2010	9.08	0.09		4.08	4.17	(0.10)	—	—	(0.10)	13.15	46.11	21,511	1.08	0.79	1.17	81
Year Ended March 31, 2009	14.40	0.14		(5.31)	(5.17)	(0.15)	—	—	(0.15)	9.08	(36.02)	17,254	1.12	1.13	1.12	89
Year Ended March 31, 2008	17.97	0.17		(1.84)	(1.67)	(0.17)	— (i)	(1.73)	(1.90)	14.40	(10.60)	35,341	1.11	0.97	1.11	78
Year Ended March 31, 2007	17.36	0.20		1.89	2.09	(0.21)	—	(1.27)	(1.48)	17.97	12.25	46,878	1.10	1.19	1.10	58
C Shares
Year Ended March 31, 2011	12.76	0.02	(d)	1.25	1.27	(0.03)	—	—	(0.03)	14.00	9.99	22,185	1.93	0.13	1.93	136
Year Ended March 31, 2010	8.84	—		3.97	3.97	(0.05)	—	—	(0.05)	12.76	44.99	26,275	1.83	0.04	1.92	81
Year Ended March 31, 2009	14.03	0.05		(5.17)	(5.12)	(0.07)	—	—	(0.07)	8.84	(36.51)	21,571	1.87	0.38	1.87	89
Year Ended March 31, 2008	17.56	0.04		(1.79)	(1.75)	(0.05)	— (i)	(1.73)	(1.78)	14.03	(11.27)	46,342	1.86	0.23	1.86	78
Year Ended March 31, 2007	17.00	0.08		1.84	1.92	(0.09)	—	(1.27)	(1.36)	17.56	11.40	68,436	1.85	0.42	1.85	58
Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2011	9.59	0.01	(d)	1.95	1.96	— (i)	—	—	—	11.55	20.48	406,017	1.04	0.06	1.06	30
Year Ended March 31, 2010	6.57	0.01		3.02	3.03	(0.01)	—	—	(0.01)	9.59	46.20	443,918	0.99	0.19	1.04	62
Year Ended March 31, 2009	9.95	0.04		(3.33)	(3.29)	(0.04)	—	(0.05)	(0.09)	6.57	(33.16)	439,356	0.99	0.54	1.03	85
Year Ended March 31, 2008	12.86	0.05		0.49	0.54	(0.05)	—	(3.40)	(3.45)	9.95	0.92	633,291	1.00	0.45	1.01	109
Year Ended March 31, 2007	12.83	0.06	(d)	0.58	0.64	(0.06)	—	(0.55)	(0.61)	12.86	5.08	1,105,504	0.98	0.48	0.98	79
A Shares
Year Ended March 31, 2011	8.91	(0.02	)(d)	1.81	1.79	—	—	—	—	10.70	20.09	46,358	1.34	(0.24)	1.36	30
Year Ended March 31, 2010	6.11	(0.01)		2.81	2.80	—	—	—	—	8.91	45.90	44,994	1.29	(0.11)	1.34	62
Year Ended March 31, 2009	9.27	0.02		(3.11)	(3.09)	(0.02)	—	(0.05)	(0.07)	6.11	(33.40)	35,431	1.30	0.19	1.33	85
Year Ended March 31, 2008	12.19	0.02		0.49	0.51	(0.03)	—	(3.40)	(3.43)	9.27	0.68	66,115	1.30	0.16	1.31	109
Year Ended March 31, 2007	12.20	0.02	(d)	0.56	0.58	(0.04)	—	(0.55)	(0.59)	12.19	4.69	80,848	1.28	0.18	1.28	79
C Shares
Year Ended March 31, 2011	7.94	(0.08	)(d)	1.62	1.54	—	—	—	—	9.48	19.40	17,680	2.04	(0.94)	2.06	30
Year Ended March 31, 2010	5.49	(0.06)		2.51	2.45	—	—	—	—	7.94	44.63	17,516	1.99	(0.81)	2.04	62
Year Ended March 31, 2009	8.37	(0.04)		(2.78)	(2.82)	(0.01)	—	(0.05)	(0.06)	5.49	(33.77)	14,046	2.00	(0.52)	2.03	85
Year Ended March 31, 2008	11.36	(0.06)		0.48	0.42	(0.01)	—	(3.40)	(3.41)	8.37	(0.08)	27,949	2.00	(0.54)	2.01	109
Year Ended March 31, 2007	11.46	(0.06	)(d)	0.52	0.46	(0.01)	—	(0.55)	(0.56)	11.36	3.96	37,356	1.98	(0.52)	1.98	79

See Notes to Financial Highlights and Notes to Financial Statements.

114

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio
				Net									of	Ratio of	Ratio of
				Realized									Net	Net	Expenses to
				and			Distributions	Distributions		Net			Expenses	Investment	Average Net
	Net Asset	Net		Unrealized		Dividends	from	from	Total	Asset			to	Income to	Assets
	Value,	Investment		Gains		from Net	Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total from	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Large Cap Quantitative Equity Fund
I Shares
Year Ended March 31, 2011	$10.55	$0.11	(d)	$1.78	$1.89	$(0.10)	$—	$—	$(0.10)	$12.34	18.06%	$16,916	0.97%	1.06%	1.21%	402%
Year Ended March 31, 2010	7.22	0.17		3.32	3.49	(0.16)	—	—	(0.16)	10.55	48.74	20,284	0.80	1.41	1.07	523
Year Ended March 31, 2009	11.58	0.11		(4.37)	(4.26)	(0.10)	—	—	(0.10)	7.22	(36.93)	51,282	0.95	0.94	0.97	500
Year Ended March 31, 2008	14.08	0.09	(d)	(0.85)	(0.76)	(0.09)	— (i)	(1.65)	(1.74)	11.58	(6.68)	235,925	0.92	0.63	0.92	399
Year Ended March 31, 2007	13.75	0.07	(d)	0.69	0.76	(0.06)	—	(0.37)	(0.43)	14.08	5.63	309,126	0.92	0.48	0.92	450
A Shares
Year Ended March 31, 2011	10.44	0.09	(d)	1.77	1.86	(0.08)	—	—	(0.08)	12.22	17.88	627	1.22	0.86	1.46	402
Year Ended March 31, 2010	7.15	0.13		3.31	3.44	(0.15)	—	—	(0.15)	10.44	48.42	569	0.93	1.30	1.33	523
Year Ended March 31, 2009	11.47	0.08		(4.32)	(4.24)	(0.08)	—	—	(0.08)	7.15	(37.10)	268	1.21	0.69	1.22	500
Year Ended March 31, 2008	13.97	0.05	(d)	(0.84)	(0.79)	(0.06)	— (i)	(1.65)	(1.71)	11.47	(6.96)	830	1.17	0.37	1.17	399
Year Ended March 31, 2007	13.65	0.03	(d)	0.69	0.72	(0.03)	—	(0.37)	(0.40)	13.97	5.38	944	1.17	0.24	1.17	450
Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2011	11.71	0.18	(d)	1.75	1.93	(0.17)	—	—	(0.17)	13.47	16.69	1,348,969	0.83	1.48	0.83	134
Year Ended March 31, 2010	7.99	0.17		3.72	3.89	(0.17)	—	—	(0.17)	11.71	49.03	1,288,962	0.81	1.67	0.82	105
Year Ended March 31, 2009	12.35	0.25		(4.36)	(4.11)	(0.25)	—	—	(0.25)	7.99	(33.65)	998,608	0.82	2.50	0.82	114
Year Ended March 31, 2008	15.13	0.28		(1.16)	(0.88)	(0.28)	—	(1.62)	(1.90)	12.35	(7.07)	898,491	0.83	1.93	0.83	116
Year Ended March 31, 2007	13.85	0.23		1.85	2.08	(0.23)	—	(0.57)	(0.80)	15.13	15.26	893,491	0.83	1.62	0.83	95
A Shares
Year Ended March 31, 2011	11.66	0.15	(d)	1.74	1.89	(0.14)	—	—	(0.14)	13.41	16.37	80,048	1.13	1.20	1.13	134
Year Ended March 31, 2010	7.96	0.14		3.71	3.85	(0.15)	—	—	(0.15)	11.66	48.59	33,805	1.11	1.37	1.12	105
Year Ended March 31, 2009	12.30	0.24		(4.36)	(4.12)	(0.22)	—	—	(0.22)	7.96	(33.83)	24,385	1.12	2.17	1.12	114
Year Ended March 31, 2008	15.08	0.24		(1.16)	(0.92)	(0.24)	—	(1.62)	(1.86)	12.30	(7.37)	47,400	1.13	1.63	1.13	116
Year Ended March 31, 2007	13.82	0.19		1.83	2.02	(0.19)	—	(0.57)	(0.76)	15.08	14.81	62,390	1.13	1.32	1.13	95
C Shares
Year Ended March 31, 2011	11.49	0.06	(d)	1.72	1.78	(0.06)	—	—	(0.06)	13.21	15.53	18,686	1.83	0.48	1.83	134
Year Ended March 31, 2010	7.87	0.07		3.65	3.72	(0.10)	—	—	(0.10)	11.49	47.43	19,823	1.81	0.67	1.82	105
Year Ended March 31, 2009	12.16	0.16		(4.31)	(4.15)	(0.14)	—	—	(0.14)	7.87	(34.28)	15,410	1.82	1.46	1.82	114
Year Ended March 31, 2008	14.92	0.14		(1.14)	(1.00)	(0.14)	—	(1.62)	(1.76)	12.16	(7.93)	29,329	1.83	0.92	1.83	116
Year Ended March 31, 2007	13.68	0.09		1.81	1.90	(0.09)	—	(0.57)	(0.66)	14.92	14.04	40,223	1.83	0.62	1.83	95
Mid-Cap Core Equity Fund
I Shares
Year Ended March 31, 2011	9.91	0.02	(d)	2.31	2.33	(0.03)	—	—	(0.03)	12.21	23.57	19,941	1.18	0.21	1.19	52
Year Ended March 31, 2010	6.24	0.06		3.66	3.72	(0.05)	—	—	(0.05)	9.91	59.77	85,806	1.02	0.63	1.11	91
Year Ended March 31, 2009	11.26	0.09		(4.60)	(4.51)	(0.08)	—	(0.43)	(0.51)	6.24	(40.27)	74,341	1.09	0.91	1.09	52
Year Ended March 31, 2008	13.89	0.08	(d)	(1.28)	(1.20)	(0.09)	—	(1.34)	(1.43)	11.26	(9.73)	185,543	1.07	0.56	1.07	58
Year Ended March 31, 2007	13.67	0.06		1.21	1.27	(0.06)	—	(0.99)	(1.05)	13.89	9.59	333,976	1.07	0.43	1.07	189
A Shares
Year Ended March 31, 2011	9.36	—	(d)	2.18	2.18	(0.02)	—	—	(0.02)	11.52	23.30	5,528	1.52	(0.02)	1.53	52
Year Ended March 31, 2010	5.91	0.03		3.45	3.48	(0.03)	—	—	(0.03)	9.36	59.07	5,073	1.31	0.33	1.41	91
Year Ended March 31, 2009	10.70	0.06		(4.36)	(4.30)	(0.06)	—	(0.43)	(0.49)	5.91	(40.41)	3,592	1.39	0.63	1.39	52
Year Ended March 31, 2008	13.28	0.04	(d)	(1.22)	(1.18)	(0.06)	—	(1.34)	(1.40)	10.70	(10.02)	8,614	1.37	0.29	1.37	58
Year Ended March 31, 2007	13.12	0.02		1.16	1.18	(0.03)	—	(0.99)	(1.02)	13.28	9.28	11,773	1.37	0.12	1.37	189
C Shares
Year Ended March 31, 2011	8.32	(0.06	)(d)	1.93	1.87	— (i)	—	—	—	10.19	22.51	3,806	2.21	(0.72)	2.22	52
Year Ended March 31, 2010	5.27	(0.02)		3.08	3.06	(0.01)	—	—	(0.01)	8.32	58.03	4,197	2.01	(0.37)	2.11	91
Year Ended March 31, 2009	9.66	(0.01)		(3.92)	(3.93)	(0.03)	—	(0.43)	(0.46)	5.27	(40.84)	3,203	2.09	(0.08)	2.09	52
Year Ended March 31, 2008	12.16	(0.05	)(d)	(1.09)	(1.14)	(0.02)	—	(1.34)	(1.36)	9.66	(10.62)	7,308	2.07	(0.41)	2.07	58
Year Ended March 31, 2007	12.15	(0.01)		1.01	1.00	—	—	(0.99)	(0.99)	12.16	8.51	10,854	2.07	(0.58)	2.07	189

See Notes to Financial Highlights and Notes to Financial Statements.

115

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio
				Net												of	Ratio of	Ratio of
				Realized												Net	Net	Expenses to
				and				Distributions	Distributions				Net			Expenses	Investment	Average Net
	Net Asset	Net		Unrealized		Dividends		from	from		Total		Asset			to	Income to	Assets
	Value,	Investment		Gains		from Net		Tax	Realized		Dividends		Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total from	Investment		Return of	Capital		and		End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income		Capital	Gains		Distributions		Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Mid-Cap Value Equity Fund
I Shares
Year Ended March 31, 2011	$11.17	$0.10	(d)	$2.26	$2.36	$(0.09)		$—	$(0.74)		$(0.83)		$12.70	21.89%	$1,710,610	1.04%	0.91%	1.04%	170%
Year Ended March 31, 2010	6.45	0.11		4.73	4.84	(0.12)		—	—		(0.12)		11.17	75.36	803,168	1.03	1.11	1.04	195
Year Ended March 31, 2009	9.58	0.14	(d)	(3.13)	(2.99)	(0.14)		—	—		(0.14)		6.45	(31.46)	231,035	1.07	1.76	1.07	213
Year Ended March 31, 2008	13.02	0.19	(d)	(1.18)	(0.99)	(0.18	)(k)	—	(2.27	)(k)	(2.45	)(k)	9.58	(9.75)	257,978	1.06	1.52	1.06	221
Year Ended March 31, 2007	13.14	0.14		2.04	2.18	(0.13)		—	(2.17)		(2.30)		13.02	17.47	278,949	1.06	1.08	1.06	196
A Shares
Year Ended March 31, 2011	11.11	0.08	(d)	2.24	2.32	(0.07)		—	(0.74)		(0.81)		12.62	21.55	252,165	1.35	0.70	1.35	170
Year Ended March 31, 2010	6.42	0.09		4.70	4.79	(0.10)		—	—		(0.10)		11.11	74.87	36,756	1.32	0.70	1.34	195
Year Ended March 31, 2009	9.53	0.12	(d)	(3.12)	(3.00)	(0.11)		—	—		(0.11)		6.42	(31.64)	2,912	1.37	1.36	1.37	213
Year Ended March 31, 2008	12.97	0.12	(d)	(1.14)	(1.02)	(0.15	)(k)	—	(2.27	)(k)	(2.42	)(k)	9.53	(10.03)	7,774	1.36	1.04	1.36	221
Year Ended March 31, 2007	13.10	0.11		2.03	2.14	(0.10)		—	(2.17)		(2.27)		12.97	17.11	3,362	1.36	0.78	1.36	196
C Shares
Year Ended March 31, 2011	11.02	—	(d)	2.21	2.21	(0.01)		—	(0.74)		(0.75)		12.48	20.71	24,496	2.04	(0.04)	2.04	170
Year Ended March 31, 2010	6.38	0.02		4.67	4.69	(0.05)		—	—		(0.05)		11.02	73.71	5,853	2.03	0.13	2.04	195
Year Ended March 31, 2009	9.47	0.06	(d)	(3.10)	(3.04)	(0.05)		—	—		(0.05)		6.38	(32.09)	1,949	2.07	0.72	2.07	213
Year Ended March 31, 2008	12.91	0.07	(d)	(1.18)	(1.11)	(0.06	)(k)	—	(2.27	)(k)	(2.33	)(k)	9.47	(10.72)	4,049	2.06	0.57	2.06	221
Year Ended March 31, 2007	13.06	0.02		2.01	2.03	(0.01)		—	(2.17)		(2.18)		12.91	16.27	6,269	2.06	0.07	2.06	196
Real Estate 130/30 Fund(f)(g)
I Shares
Year Ended March 31, 2011	7.41	0.07	(d)	1.67	1.74	(0.24)		—	(0.86)		(1.10)		8.05	25.15	12,305	2.09	0.94	2.25	243
Year Ended March 31, 2010	4.17	0.17		3.24	3.41	(0.17)		—	—		(0.17)		7.41	82.75	13,493	1.28	3.20	2.80	704
Year Ended March 31, 2009	10.28	0.20		(5.94)	(5.74)	(0.18)		(0.04)	(0.15)		(0.37	)(i)	4.17	(56.69)	4,567	3.53	1.92	4.87	404
Period Ended March 31, 2008	10.00	0.10		0.25	0.35	(0.07)		—	—		(0.07)		10.28	3.47	5,173	2.48	1.74	3.42 (h)	70
A Shares
Year Ended March 31, 2011	7.40	0.06	(d)	1.65	1.71	(0.22)		—	(0.86)		(1.08)		8.03	24.72	197	2.71	0.49	2.86	243
Period Ended March 31, 2010	4.80	0.16		2.60	2.76	(0.16)		—	—		(0.16)		7.40	58.31	158	1.23	3.05	2.79	704
Select Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2011	27.79	0.02	(d)	4.70	4.72	—		—	—		—		32.51	16.98	80,589	0.99	0.07	0.99	72
Year Ended March 31, 2010	19.74	0.04		8.03	8.07	(0.02)		— (i)	—		(0.02)		27.79	40.93	114,100	0.96	0.18	0.96	65
Year Ended March 31, 2009	28.32	0.09		(8.60)	(8.51)	(0.06)		(0.01)	—		(0.07)		19.74	(30.06)	95,540	0.95	0.45	0.96	65
Year Ended March 31, 2008	26.92	0.08	(d)	1.35	1.43	(0.03)		—	—		(0.03)		28.32	5.30	96,704	0.94	0.28	0.95	62
Year Ended March 31, 2007	25.83	0.15	(d)	0.99	1.14	(0.05)		—	—		(0.05)		26.92	4.42	98,027	0.97	0.59	0.98	160
A Shares
Year Ended March 31, 2011	27.47	(0.06	)(d)	4.63	4.57	—		—	—		—		32.04	16.64	698	1.29	(0.21)	1.29	72
Year Ended March 31, 2010	19.54	(0.03)		7.97	7.94	(0.01)		— (i)	—		(0.01)		27.47	40.65	244	1.25	(0.10)	1.26	65
Year Ended March 31, 2009	28.06	0.02		(8.52)	(8.50)	(0.01)		(0.01)	—		(0.02)		19.54	(30.28)	175	1.25	0.04	1.25	65
Year Ended March 31, 2008	26.73	—	(d)	1.33	1.33	—		—	—		—		28.06	4.98	556	1.24	—	1.25	62
Year Ended March 31, 2007	25.67	0.07	(d)	0.99	1.06	—		—	—		—		26.73	4.13	371	1.28	0.26	1.29	160
C Shares
Year Ended March 31, 2011	25.10	(0.23	)(d)	4.21	3.98	—		—	—		—		29.08	15.86	18,332	1.99	(0.92)	1.99	72
Year Ended March 31, 2010	17.99	(0.19)		7.30	7.11	—		— (i)	—		—		25.10	39.52	19,040	1.96	(0.81)	1.96	65
Year Ended March 31, 2009	25.98	(0.14)		(7.85)	(7.99)	—		—	—		—		17.99	(30.75)	15,237	1.95	(0.59)	1.95	65
Year Ended March 31, 2008	24.93	(0.20	)(d)	1.25	1.05	—		—	—		—		25.98	4.21	26,596	1.95	(0.74)	1.95	62
Year Ended March 31, 2007	24.11	(0.11	)(d)	0.93	0.82	—		—	—		—		24.93	3.40	32,895	1.98	(0.44)	1.99	160

See Notes to Financial Highlights and Notes to Financial Statements.

116

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio
				Net									of	Ratio of	Ratio of
				Realized									Net	Net	Expenses to
				and			Distributions	Distributions		Net			Expenses	Investment	Average Net
	Net Asset	Net		Unrealized		Dividends	from	from	Total	Asset			to	Income to	Assets
	Value,	Investment		Gains		from Net	Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total from	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2011	$13.32	$(0.11	)(d)	$3.96	$3.85	$—	$—	$—	$—	$17.17	28.90%	$408,399	1.23%	(0.81)%	1.23%	112%
Year Ended March 31, 2010	8.52	(0.09)		4.89	4.80	—	—	—	—	13.32	56.34	358,947	1.22	(0.76)	1.22	103
Year Ended March 31, 2009	13.53	(0.04)		(4.97)	(5.01)	—	—	—	—	8.52	(37.03)	273,548	1.21	(0.30)	1.21	157
Year Ended March 31, 2008	20.61	(0.11	)(d)	(0.33)	(0.44)	—	(0.11)	(6.53)	(6.64)	13.53	(7.09)	490,675	1.19	(0.57)	1.20	126
Year Ended March 31, 2007	23.65	(0.11	)(d)	(1.74)	(1.85)	—	—	(1.19)	(1.19)	20.61	(7.80)	845,570	1.16	(0.51)	1.16	139
A Shares
Year Ended March 31, 2011	12.59	(0.15	)(d)	3.75	3.60	—	—	—	—	16.19	28.59	12,235	1.53	(1.11)	1.53	112
Year Ended March 31, 2010	8.08	(0.12)		4.63	4.51	—	—	—	—	12.59	55.82	11,517	1.52	(1.06)	1.52	103
Year Ended March 31, 2009	12.88	(0.08)		(4.72)	(4.80)	—	—	—	—	8.08	(37.27)	8,294	1.51	(0.60)	1.51	157
Year Ended March 31, 2008	19.96	(0.16	)(d)	(0.28)	(0.44)	—	(0.11)	(6.53)	(6.64)	12.88	(7.33)	16,490	1.49	(0.87)	1.50	126
Year Ended March 31, 2007	23.02	(0.17	)(d)	(1.70)	(1.87)	—	—	(1.19)	(1.19)	19.96	(8.06)	24,320	1.46	(0.81)	1.46	139
C Shares
Year Ended March 31, 2011	10.98	(0.21	)(d)	3.24	3.03	—	—	—	—	14.01	27.60	9,636	2.23	(1.81)	2.23	112
Year Ended March 31, 2010	7.10	(0.17)		4.05	3.88	—	—	—	—	10.98	54.65	8,827	2.22	(1.76)	2.22	103
Year Ended March 31, 2009	11.38	(0.15)		(4.13)	(4.28)	—	—	—	—	7.10	(37.61)	6,567	2.21	(1.30)	2.21	157
Year Ended March 31, 2008	18.46	(0.27	)(d)	(0.17)	(0.44)	—	(0.11)	(6.53)	(6.64)	11.38	(7.98)	14,323	2.20	(1.57)	2.21	126
Year Ended March 31, 2007	21.53	(0.29	)(d)	(1.59)	(1.88)	—	—	(1.19)	(1.19)	18.46	(8.68)	21,545	2.16	(1.51)	2.16	139
Small Cap Value Equity Fund
I Shares
Year Ended March 31, 2011	11.76	0.10	(d)	2.79	2.89	(0.11)	—	—	(0.11)	14.54	24.68	1,002,005	1.21	0.82	1.21	72
Year Ended March 31, 2010	7.57	0.11		4.20	4.31	(0.12)	—	—	(0.12)	11.76	57.15	612,490	1.21	1.29	1.21	62
Year Ended March 31, 2009	11.17	0.16		(3.44)	(3.28)	(0.16)	—	(0.16)	(0.32)	7.57	(29.61)	316,142	1.21	1.61	1.22	71
Year Ended March 31, 2008	17.35	0.18		(1.65)	(1.47)	(0.17)	—	(4.54)	(4.71)	11.17	(11.23)	469,424	1.19	1.20	1.19	75
Year Ended March 31, 2007	20.93	0.10		1.25	1.35	(0.11)	—	(4.82)	(4.93)	17.35	7.41	674,619	1.18	0.55	1.18	62
A Shares
Year Ended March 31, 2011	11.59	0.06	(d)	2.75	2.81	(0.07)	—	—	(0.07)	14.33	24.38	103,365	1.52	0.48	1.52	72
Year Ended March 31, 2010	7.47	0.07		4.15	4.22	(0.10)	—	—	(0.10)	11.59	56.66	17,826	1.50	1.00	1.50	62
Year Ended March 31, 2009	11.03	0.13		(3.40)	(3.27)	(0.13)	—	(0.16)	(0.29)	7.47	(29.83)	2,243	1.49	1.34	1.50	71
Year Ended March 31, 2008	17.20	0.14		(1.63)	(1.49)	(0.14)	—	(4.54)	(4.68)	11.03	(11.48)	4,887	1.44	0.94	1.44	75
Year Ended March 31, 2007	20.79	0.05		1.24	1.29	(0.06)	—	(4.82)	(4.88)	17.20	7.17	7,629	1.44	0.28	1.44	62
C Shares
Year Ended March 31, 2011	11.15	(0.02	)(d)	2.64	2.62	(0.01)	—	—	(0.01)	13.76	23.51	32,074	2.21	(0.18)	2.21	72
Year Ended March 31, 2010	7.20	0.02		3.97	3.99	(0.04)	—	—	(0.04)	11.15	55.48	17,601	2.21	0.30	2.21	62
Year Ended March 31, 2009	10.65	0.09		(3.28)	(3.19)	(0.10)	—	(0.16)	(0.26)	7.20	(30.14)	11,091	1.89	0.94	1.89	71
Year Ended March 31, 2008	16.76	0.14		(1.57)	(1.43)	(0.14)	—	(4.54)	(4.68)	10.65	(11.41)	22,243	1.44	0.94	1.45	75
Year Ended March 31, 2007	20.39	0.05		1.20	1.25	(0.06)	—	(4.82)	(4.88)	16.76	7.10	35,289	1.43	0.30	1.43	62
U.S. Equity 130/30 Fund(f)(g)
I Shares
Year Ended March 31, 2011	8.74	0.05	(d)	1.66	1.71	(0.05)	—	(0.21)	(0.26)	10.19	19.88	14,371	1.90	0.55	2.15	178
Year Ended March 31, 2010	5.67	0.04		3.10	3.14	(0.07)	—	—	(0.07)	8.74	55.52	12,481	1.90	0.65	2.67	382
Year Ended March 31, 2009	8.75	0.05		(3.08)	(3.03)	(0.05)	—	—	(0.05)	5.67	(34.69)	3,294	1.93	0.72	3.92	312
Period Ended March 31, 2008	10.00	0.01		(1.25)	(1.24)	(0.01)	—	—	(0.01)	8.75	(12.39)	4,381	1.96	0.48	3.49	87

See Notes to Financial Highlights and Notes to Financial Statements.

117

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio
				Net									of	Ratio of	Ratio of
				Realized									Net	Net	Expenses to
				and			Distributions	Distributions		Net			Expenses	Investment	Average Net
	Net Asset	Net		Unrealized		Dividends	from	from	Total	Asset			to	Income to	Assets
	Value,	Investment		Gains		from Net	Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total from	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Aggressive Growth Allocation Strategy(j)
I Shares
Year Ended March 31, 2011	$7.43	$0.05	(d)	$1.18	$1.23	$(0.09)	$—	$—	$(0.09)	$8.57	16.73%	$22,524	0.20%	0.71%	0.52%	19%
Year Ended March 31, 2010	5.06	0.10		2.36	2.46	(0.09)	—	—	(0.09)	7.43	48.74	22,335	—	1.41	0.33	23
Year Ended March 31, 2009	10.37	0.11		(3.68)	(3.57)	(0.13)	— (i)	(1.61)	(1.74)	5.06	(35.39)	13,411	0.20	1.32	0.23	25
Year Ended March 31, 2008	13.00	0.14	(d)	(0.46)	(0.32)	(0.41)	—	(1.90)	(2.31)	10.37	(4.59)	28,514	0.19	1.04	0.20	46
Year Ended March 31, 2007	12.32	0.12	(d)	1.05	1.17	(0.25)	—	(0.24)	(0.49)	13.00	9.60	53,098	0.18	0.94	0.18	52
A Shares
Year Ended March 31, 2011	7.38	0.04	(d)	1.17	1.21	(0.07)	—	—	(0.07)	8.52	16.48	4,655	0.50	0.51	0.84	19
Year Ended March 31, 2010	5.04	0.07		2.34	2.41	(0.07)	—	—	(0.07)	7.38	48.02	2,438	—	1.03	0.63	23
Year Ended March 31, 2009	10.33	0.09		(3.66)	(3.57)	(0.11)	— (i)	(1.61)	(1.72)	5.04	(35.50)	1,815	0.50	1.07	0.53	25
Year Ended March 31, 2008	12.97	0.13	(d)	(0.49)	(0.36)	(0.38)	—	(1.90)	(2.28)	10.33	(4.88)	3,067	0.49	0.94	0.50	46
Year Ended March 31, 2007	12.29	0.08	(d)	1.05	1.13	(0.21)	—	(0.24)	(0.45)	12.97	9.31	3,040	0.48	0.63	0.48	52
C Shares
Year Ended March 31, 2011	7.30	(0.02	)(d)	1.16	1.14	(0.05)	—	—	(0.05)	8.39	15.70	1,059	1.20	(0.33)	1.52	19
Year Ended March 31, 2010	5.00	0.03		2.32	2.35	(0.05)	—	—	(0.05)	7.30	47.14	1,554	—	0.37	1.33	23
Year Ended March 31, 2009	10.29	0.03		(3.65)	(3.62)	(0.06)	— (i)	(1.61)	(1.67)	5.00	(36.04)	1,076	1.20	0.39	1.23	25
Year Ended March 31, 2008	12.98	0.04	(d)	(0.49)	(0.45)	(0.34)	—	(1.90)	(2.24)	10.29	(5.56)	1,767	1.19	0.27	1.21	46
Year Ended March 31, 2007	12.33	—	(d)	1.04	1.04	(0.15)	—	(0.24)	(0.39)	12.98	8.54	1,573	1.18	(0.03)	1.18	52
Conservative Allocation Strategy(j)
I Shares
Year Ended March 31, 2011	11.51	0.28	(d)	0.75	1.03	(0.46)	—	(0.01)	(0.47)	12.07	9.15	12,897	0.20	2.41	0.66	28
Year Ended March 31, 2010	9.81	0.27		1.72	1.99	(0.28)	—	(0.01)	(0.29)	11.51	20.51	6,310	0.20	2.61	0.53	29
Year Ended March 31, 2009	11.11	0.44		(1.10)	(0.66)	(0.50)	—	(0.14)	(0.64)	9.81	(6.06)	3,778	0.20	4.08	0.36	48
Year Ended March 31, 2008	11.37	0.44		(0.10)	0.34	(0.44)	—	(0.16)	(0.60)	11.11	3.02	5,177	0.18	3.98	0.30	47
Year Ended March 31, 2007	11.21	0.45	(d)	0.30	0.75	(0.48)	—	(0.11)	(0.59)	11.37	6.91	3,362	0.20	4.00	0.32	43
A Shares
Year Ended March 31, 2011	11.51	0.28	(d)	0.71	0.99	(0.43)	—	(0.01)	(0.44)	12.06	8.73	8,371	0.50	2.35	0.96	28
Year Ended March 31, 2010	9.81	0.23		1.74	1.97	(0.26)	—	(0.01)	(0.27)	11.51	20.25	3,137	0.50	2.27	0.89	29
Year Ended March 31, 2009	11.12	0.41		(1.11)	(0.70)	(0.47)	—	(0.14)	(0.61)	9.81	(6.42)	584	0.50	3.81	0.67	48
Year Ended March 31, 2008	11.38	0.44		(0.13)	0.31	(0.41)	—	(0.16)	(0.57)	11.12	2.75	663	0.49	3.63	0.61	47
Year Ended March 31, 2007	11.21	0.41	(d)	0.32	0.73	(0.45)	—	(0.11)	(0.56)	11.38	6.64	811	0.50	3.61	0.62	43
C Shares
Year Ended March 31, 2011	11.44	0.17	(d)	0.74	0.91	(0.35)	—	(0.01)	(0.36)	11.99	8.07	7,305	1.20	1.47	1.65	28
Year Ended March 31, 2010	9.77	0.16		1.71	1.87	(0.19)	—	(0.01)	(0.20)	11.44	19.29	4,294	1.20	1.61	1.52	29
Year Ended March 31, 2009	11.09	0.31		(1.08)	(0.77)	(0.41)	—	(0.14)	(0.55)	9.77	(7.08)	1,973	1.20	3.17	1.37	48
Year Ended March 31, 2008	11.37	0.34		(0.11)	0.23	(0.35)	—	(0.16)	(0.51)	11.09	2.03	840	1.18	2.94	1.31	47
Year Ended March 31, 2007	11.20	0.34	(d)	0.31	0.65	(0.37)	—	(0.11)	(0.48)	11.37	5.91	792	1.20	2.99	1.32	43

See Notes to Financial Highlights and Notes to Financial Statements.

118

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio
				Net									of	Ratio of	Ratio of
				Realized									Net	Net	Expenses to
				and			Distributions	Distributions		Net			Expenses	Investment	Average Net
	Net Asset	Net		Unrealized		Dividends	from	from	Total	Asset			to	Income to	Assets
	Value,	Investment		Gains		from Net	Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total from	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Growth Allocation Strategy(j)
I Shares
Year Ended March 31, 2011	$9.52	$0.14	(d)	$1.13	$1.27	$(0.23)	$—	$—	$(0.23)	$10.56	13.58%	$55,332	0.20%	1.44%	0.31%	25%
Year Ended March 31, 2010	7.02	0.15		2.50	2.65	(0.15)	—	—	(0.15)	9.52	37.92	54,407	0.19	1.70	0.24	21
Year Ended March 31, 2009	11.31	0.23		(2.99)	(2.76)	(0.26)	—	(1.27)	(1.53)	7.02	(25.01)	40,472	0.20	2.41	0.21	28
Year Ended March 31, 2008	12.89	0.28		(0.44)	(0.16)	(0.45)	—	(0.97)	(1.42)	11.31	(2.16)	69,704	0.17	2.02	0.17	50
Year Ended March 31, 2007	12.43	0.25	(d)	0.82	1.07	(0.35)	—	(0.26)	(0.61)	12.89	8.73	111,848	0.17	2.00	0.17	45
A Shares
Year Ended March 31, 2011	9.48	0.13	(d)	1.12	1.25	(0.20)	—	—	(0.20)	10.53	13.35	10,934	0.50	1.35	0.61	25
Year Ended March 31, 2010	7.00	0.13		2.48	2.61	(0.13)	—	—	(0.13)	9.48	37.46	3,638	0.49	1.39	0.54	21
Year Ended March 31, 2009	11.28	0.20		(2.98)	(2.78)	(0.23)	—	(1.27)	(1.50)	7.00	(25.21)	2,776	0.49	2.07	0.50	28
Year Ended March 31, 2008	12.87	0.20		(0.40)	(0.20)	(0.42)	—	(0.97)	(1.39)	11.28	(2.47)	5,031	0.47	1.62	0.47	50
Year Ended March 31, 2007	12.41	0.21	(d)	0.82	1.03	(0.31)	—	(0.26)	(0.57)	12.87	8.44	6,778	0.47	1.71	0.47	45
C Shares
Year Ended March 31, 2011	9.38	0.04	(d)	1.12	1.16	(0.13)	—	—	(0.13)	10.41	12.50	3,063	1.20	0.43	1.31	25
Year Ended March 31, 2010	6.94	0.07		2.46	2.53	(0.09)	—	—	(0.09)	9.38	36.53	3,234	1.19	0.69	1.24	21
Year Ended March 31, 2009	11.22	0.14		(2.98)	(2.84)	(0.17)	—	(1.27)	(1.44)	6.94	(25.88)	2,844	1.19	1.37	1.20	28
Year Ended March 31, 2008	12.83	0.15		(0.44)	(0.29)	(0.35)	—	(0.97)	(1.32)	11.22	(3.14)	5,584	1.17	1.12	1.17	50
Year Ended March 31, 2007	12.39	0.13	(d)	0.80	0.93	(0.23)	—	(0.26)	(0.49)	12.83	7.62	5,535	1.17	1.05	1.17	45
Moderate Allocation Strategy(j)
I Shares
Year Ended March 31, 2011	9.84	0.20	(d)	0.90	1.10	(0.34)	—	—	(0.34)	10.60	11.45	122,804	0.20	2.00	0.23	33
Year Ended March 31, 2010	7.76	0.20		2.09	2.29	(0.21)	—	—	(0.21)	9.84	29.66	125,016	0.19	2.22	0.21	21
Year Ended March 31, 2009	10.38	0.29		(2.07)	(1.78)	(0.34)	—	(0.50)	(0.84)	7.76	(17.47)	103,606	0.20	3.11	0.21	31
Year Ended March 31, 2008	10.88	0.31		(0.25)	0.06	(0.39)	—	(0.17)	(0.56)	10.38	0.30	147,784	0.17	2.87	0.17	40
Year Ended March 31, 2007	10.85	0.31	(d)	0.55	0.86	(0.37)	—	(0.46)	(0.83)	10.88	8.02	193,107	0.16	2.80	0.16	49
A Shares
Year Ended March 31, 2011	9.82	0.18	(d)	0.89	1.07	(0.31)	—	—	(0.31)	10.58	11.11	14,416	0.50	1.79	0.53	33
Year Ended March 31, 2010	7.75	0.17		2.08	2.25	(0.18)	—	—	(0.18)	9.82	29.23	8,615	0.49	1.91	0.51	21
Year Ended March 31, 2009	10.37	0.25		(2.06)	(1.81)	(0.31)	—	(0.50)	(0.81)	7.75	(17.72)	5,845	0.50	2.81	0.51	31
Year Ended March 31, 2008	10.88	0.28		(0.25)	0.03	(0.37)	—	(0.17)	(0.54)	10.37	(0.02)	8,632	0.47	2.59	0.48	40
Year Ended March 31, 2007	10.84	0.28	(d)	0.55	0.83	(0.33)	—	(0.46)	(0.79)	10.88	7.77	11,069	0.46	2.53	0.46	49
C Shares
Year Ended March 31, 2011	9.77	0.09	(d)	0.90	0.99	(0.24)	—	—	(0.24)	10.52	10.29	15,252	1.20	0.95	1.23	33
Year Ended March 31, 2010	7.72	0.11		2.07	2.18	(0.13)	—	—	(0.13)	9.77	28.31	15,431	1.19	1.21	1.21	21
Year Ended March 31, 2009	10.34	0.20		(2.07)	(1.87)	(0.25)	—	(0.50)	(0.75)	7.72	(18.34)	12,405	1.20	2.08	1.20	31
Year Ended March 31, 2008	10.86	0.20		(0.25)	(0.05)	(0.30)	—	(0.17)	(0.47)	10.34	(0.66)	20,419	1.17	1.87	1.17	40
Year Ended March 31, 2007	10.82	0.23	(d)	0.52	0.75	(0.25)	—	(0.46)	(0.71)	10.86	7.01	24,424	1.19	2.12	1.19	49

See Notes to Financial Highlights and Notes to Financial Statements.

119

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2011

*	Formerly Large Cap Core Equity Fund.

(a)	Total return excludes sales charge. Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Per share data calculated using average shares outstanding method.

(e)	Net Asset Value (“NAV”) varies from NAV reported to shareholders at period end as these financial statements are prepared inclusive of trade date adjustments.

(f)	The Ratio of Expenses to Average Net Asset and Ratio of Net Expenses to Average Net Assets include annualized dividend expense from securities sold short. Dividend expense for the fiscal periods listed below are as follows:

	2011	2010	2009	2008

International Equity 130/30 Fund — I Shares	0.97%	1.46%	1.31%	1.74%
International Equity 130/30 Fund — A Shares	1.06%	2.02%	1.31%	N/A
Real Estate 130/30 Fund — I Shares	0.64%	0.76%	2.11%	1.03%
Real Estate 130/30 Fund — A Shares	0.97%	0.77%	N/A	N/A
U.S. Equity 130/30 Fund — I Shares	0.62%	0.60%	0.70%	0.66%

(g)	The following table details the commencement of operations of certain classes of each respective fund.

Fund	Class	Commencement Date

International Equity 130/30 Fund	I Shares	December 26, 2007
International Equity 130/30 Fund	A Shares	July 2, 2008
Real Estate 130/30 Fund	I Shares	December 26, 2007
Real Estate 130/30 Fund	A Shares	May 21, 2009
U.S. Equity 130/30 Fund	I Shares	December 26, 2007

(h)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(i)	Rounds to less than $0.01 per share.

(j)	The Fund and its shareholders indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds in which the Fund is invested. The expense ratios do not include such expense.

(k)	Amended from prior Financial Highlights that included a $(0.05) tax return of capital in the “Dividends from Net Investment Income” column, and was footnoted, as such, in the Notes to Financial Highlights. It was subsequently determined that there was not a return of capital and that the $(0.05) distribution was from realized capital gains and, therefore, the Distributions from Realized Capital Gains has been revised to $(2.27) per share from $(2.22) per share.

Amount designated as “ — ” are $0 or have been rounded to $0

120

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2011

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company offering 41 funds as of March 31, 2011. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Growth Stock Fund (formerly Large Cap Core Equity Fund), Large Cap Growth Stock Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Quantitative Equity Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund offer I Shares and A Shares. The Large Cap Core Growth Stock Fund (formerly known as Large Cap Core Equity Fund), Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy offer I Shares, A Shares and C Shares. The Funds’ prospectuses provide a description of each Fund’s investment objective, policies and strategies.

Effective at the close of business on July 16, 2010, B Shares of the following Funds converted into A Shares and those Funds’ B Shares are no longer available for purchase:

	Number of	Number of	Dollar Amount
Fund	B Shares Converted	A Shares Issued	of Conversion($)

Aggressive Growth Allocation Strategy	311,668	304,663	2,057,603
Conservative Allocation Strategy	166,115	165,980	1,883,045
Growth Allocation Strategy	876,589	873,823	7,808,741
Moderate Allocation Strategy	555,122	552,349	5,218,704

The conversion of B Shares into A Shares was a non-taxable event. The amounts above are included as Cost of Shares Redeemed and Shares Redeemed for B Shares and Proceeds from Shares Issued and Shares Issued for A Shares on the Statements of Changes in Net Assets.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges, except with respect to the fees paid under the Distribution and Service Plans, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Conservative Allocation Strategy) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Conservative Allocation Strategy A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of

121

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities and securities sold short listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time) or, if there is no such reported sale on the valuation date, at the most recent quoted bid price for long positions and at the most recent ask price for securities sold short. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), as provided by an independent, third-party pricing agent approved by the Trust’s Board of Trustees (the “Board”). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price (long positions) or ask price (securities sold short) from at least one independent broker. Investments in other investment companies are valued at their respective net asset values.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee and such securities may be considered Level 3 in the fair value hierarchy.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the investment adviser or subadviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it will request that a Committee Meeting be called, and the securities be valued using the Funds’ Pricing and Valuation Procedures and such securities may be considered Level 2 securities in the fair value hierarchy. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the investment adviser or subadviser does not authorize the Funds’ accounting agent to utilize a Fair Value Pricing Service, the investment adviser or subadviser will request that a Committee meeting be called. In addition, the Funds’ accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier in the day from foreign exchanges or markets may not reflect market value at the time the Funds calculate their respective net asset values. If price movements in a monitored index or security exceed levels established by the Funds (“Trigger Points”), the Funds may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), as provided by an independent, third-

122

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

party pricing agent approved by the Board. Using the Funds’ Pricing and Valuation Procedures, such securities may be considered Level 2 in the fair value hierarchy.

The assets of Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (the “Allocation Strategies”) consist of investments in underlying investment companies (most of which are affiliated), which are valued at their respective daily net asset values. Recognition of net investment income by the Allocation Strategies is affected by the timing of the declaration of dividends by the underlying funds in which the Allocation Strategies invest. Also, in addition to the Allocation Strategies direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities that mature in 60 days or less are generally valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or levels of activity or when market prices do not reflect orderly transactions.

The following is a summary of the inputs as of March 31, 2011 used to value each Fund’s securities based upon the three levels defined above (amounts in thousands):

ASSET VALUATION INPUTS

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

Aggressive Growth Stock Fund
Common Stocks[1]	137,350	—	—	137,350
Money Market Fund	46	—	—	46

Total Investments	137,396	—	—	137,396

Emerging Growth Stock Fund
Common Stocks[1]	24,998	—	—	24,998
Short-Term Investment	—	152	—	152
Money Market Fund	651	—	—	651

Total Investments	25,649	152	—	25,801

International Equity 130/30 Fund
Foreign Common Stocks[1]	137,931	—	—	137,931
Money Market Fund	403	—	—	403

Total Investments	138,334	—	—	138,334

International Equity Fund
Foreign Common Stocks[1]	256,136	—	—	256,136
Foreign Preferred Stocks[1]	3,460	—	—	3,460
Short-Term Investment	—	4,462	—	4,462

Total Investments	259,596	4,462	—	264,058

123

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

International Equity Index Fund
Foreign Common Stocks[1]	469,679	3,448	0 [2]	473,127
Foreign Preferred Stocks[1]	5,192	—	—	5,192
Rights — Foreign[1]	74	—	—	74
Warrants — Foreign[1]	1	—	—	1
Exchange Traded Funds	2,500	—	—	2,500
Units	3	—	—	3
Short-Term Investment	—	16,118	—	16,118

Total Investments	477,449	19,566	0	497,015

Large Cap Core Growth Stock Fund*
Common Stocks[1]	379,749	—	—	379,749
Money Market Fund	11,837	—	—	11,837

Total Investments	391,586	—	—	391,586

Large Cap Growth Stock Fund
Common Stocks[1]	468,641	—	—	468,641
Money Market Fund	1,775	—	—	1,775

Total Investments	470,416	—	—	470,416

Large Cap Quantitative Equity Fund
Common Stocks[1]	17,424	—	—	17,424
Money Market Fund	138	—	—	138

Total Investments	17,562	—	—	17,562

Large Cap Value Equity Fund
Common Stocks[1]	1,423,350	—	—	1,423,350
Short-Term Investment	—	11,534	—	11,534
Money Market Fund	19,726	—	—	19,726

Total Investments	1,443,076	11,534	—	1,454,610

Mid-Cap Core Equity Fund
Common Stocks[1]	27,427	—	—	27,427
Short-Term Investment	—	466	—	466
Money Market Fund	1,820	—	—	1,820

Total Investments	29,247	466	—	29,713

Mid-Cap Value Equity Fund
Common Stocks[1]	1,909,001	—	—	1,909,001
Short-Term Investment	—	83,701	—	83,701
Money Market Fund	95,687	—	—	95,687

Total Investments	2,004,688	83,701	—	2,088,389

Real Estate 130/30 Fund
Common Stocks[1]	14,419	—	—	14,419
Money Market Fund	101	—	—	101

Total Investments	14,520	—	—	14,520

Select Large Cap Growth Stock Fund
Common Stocks[1]	98,687	—	—	98,687
Money Market Fund	1,469	—	—	1,469

Total Investments	100,156	—	—	100,156

124

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

Small Cap Growth Stock Fund
Common Stocks[1]	426,716	—	—	426,716
Short-Term Investment	—	52,689	—	52,689
Money Market Fund	2,168	—	—	2,168

Total Investments	428,884	52,689	—	481,573

Small Cap Value Equity Fund
Common Stocks[1]	1,067,568	—	—	1,067,568
Money Market Fund	58,410	—	—	58,410

Total Investments	1,125,978	—	—	1,125,978

U.S. Equity 130/30 Fund
Common Stocks[1]	18,623	—	—	18,623
Money Market Fund	67	—	—	67

Total Investments	18,690	—	—	18,690

Aggressive Growth Allocation Strategy
Equity Funds	24,213	—	—	24,213
Exchange Traded Funds	3,401	—	—	3,401
Money Market Fund	620	—	—	620

Total Investments	28,234	—	—	28,234

Conservative Allocation Strategy
Equity Funds	8,212	—	—	8,212
Fixed Income Funds	17,403	—	—	17,403
Exchange Traded Funds	1,878	—	—	1,878
Money Market Fund	979	—	—	979

Total Investments	28,472	—	—	28,472

Growth Allocation Strategy
Equity Funds	45,893	—	—	45,893
Fixed Income Funds	16,137	—	—	16,137
Exchange Traded Funds	6,007	—	—	6,007
Money Market Fund	1,284	—	—	1,284

Total Investments	69,321	—	—	69,321

Moderate Allocation Strategy
Equity Funds	73,638	—	—	73,638
Fixed Income Funds	64,804	—	—	64,804
Exchange Traded Funds	11,017	—	—	11,017
Money Market Fund	3,051	—	—	3,051

Total Investments	152,510	—	—	152,510

LIABILITY VALUATION INPUTS

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

International Equity 130/30 Fund
Foreign Common Stocks Sold Short[1]	(32,116)	—	—	(32,116)
Real Estate 130/30 Fund
Common Stocks Sold Short[1]	(2,023)	—	—	(2,023)
U.S. Equity 130/30 Fund
Common Stocks Sold Short[1]	(4,391)	—	—	(4,391)

[1]	Please see the Schedule of Portfolio Investments for Sector or Country Classification.

*	Formerly Large Cap Core Equity Fund.

125

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

[2]	As of March 31, 2011 the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. Each of these securities are new Board fair valued securities for the year ended March 31, 2011. The Level 3 securities comprised 0.0% of net assets of each Fund. As such, the Level 3 roll forward and change in unrealized appreciation/depreciation of Level 3 securities held at year end have not been presented.

Amounts designated as “—” are $0 or have been rounded to $0:

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 to Accounting Standards Codification 820 “Fair Value Measurements and Disclosures”. The requirements set forth in the update include disclosure regarding transfers of securities in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. The Funds disclose significant transfers between levels based on valuations at the end of the reporting period. For the period ended March 31, 2011, there were no significant transfers between Levels 1, 2 or 3 from the valuation input levels used on March 31, 2010. The update also requires additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the effect that this additional requirement will have on the Funds’ financial statements.

Security Transactions and Investment Income — Security transactions are recorded on trade date for financial reporting purposes. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discount or premium during the respective holding period. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and forward foreign currency contracts.

Derivative and Hedging Instruments — Certain of the Funds may enter into derivative contracts for purposes of pursuing their investment objective, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. Open derivative positions at March 31, 2011 are included on each Fund’s Schedule of Portfolio Investments.

Forward Foreign Currency Contracts — Certain of the Funds may enter into forward foreign currency contracts. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or loss for U.S. federal income tax purposes. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency changes unfavorably. Forward foreign currency contracts are presented within each applicable Fund’s Schedule of Portfolio Investments.

As of March 31, 2011, there were no open derivative instruments on the Statements of Assets and Liabilities.

126

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

The effect of derivative instruments, not accounted for as hedging instruments, on the Statements of Operations for the year ended March 31, 2011, is presented in the table below (amounts in thousands):

				Statements of Operations
			Statements of Operations	Change in Unrealized
	Location of Gain (Loss)		Net Realized Gain (Loss)	Appreciation/Depreciation
	on Derivatives		on Derivatives	on Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Fund	Recognized in Income($)	in Income($)

Currency Exchange
Rate Exposure:
Forward Foreign Currency Contracts —	Net Realized Gain (Loss) from Forward Foreign	International Equity 130/30 Fund	17	1
	Currency Contracts,	International Equity Fund	(38)	—
	Change in Unrealized
	Appreciation/Depreciation on Forward Foreign Currency Contracts	International Equity Index Fund	300	—

Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of a Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of a Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 102% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

The joint account aggregates the cash collateral received by the Funds, providing RidgeWorth Capital Management, Inc. (the “Investment Adviser”) a pool of assets to invest in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Funds are joint participants with other affiliated Funds of the Trust that are not presented in this report. At March 31, 2011, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at March 31, 2011 owned a pro-rata portion of the assets and liabilities listed below:

	Shares or	Value
	Principal Amount($)	(000’s)($)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03%	75,007,467	75,007
Merrill Lynch Tri-Party Repurchase Agreement, 0.070%, dated 03/31/11 to be repurchased on 04/01/11, repurchase price $25,000,000 (collateralized by Federal Home Loan Bank; 0.625% due 11/15/12; total market value $25,510,204)	25,000,000	25,000
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.04%	208,282,923	208,283

Total Investments (Cost $308,290)		308,290
Amount due to Lending Agent		(24)

Net Investment Value		$308,266

127

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

The following Funds paid securities lending fees to the lending agent during the year ended March 31, 2011, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below (in thousands):

Fund	Fee($)

Aggressive Growth Stock Fund	—
Emerging Growth Stock Fund	1
International Equity Fund	28
International Equity Index Fund	164
Large Cap Core Growth Stock Fund*	—
Large Cap Growth Stock Fund	—
Large Cap Value Equity Fund	2
Mid-Cap Core Equity Fund	—
Mid-Cap Value Equity Fund	11
Select Large Cap Growth Stock Fund	—
Small Cap Growth Stock Fund	18
Small Cap Value Equity Fund	41

*	Formerly Large Cap Core Equity Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Real Estate Investment Trusts — Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made in the following year. The Funds record as dividend income the amount re-characterized as ordinary income and as realized gain the amount re-characterized as long-term capital gain in the Statements of Operations, and the amount re-characterized as a return of capital as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedules of Portfolio Investments. These re-characterizations are reflected in the accompanying financial statements.

Short Sales — The International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund each engage in short sales (selling securities it does not own) as a part of its normal investment activities. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statements of Operations.

Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying Statement of Assets and Liabilities. A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

128

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Funds, except for the International Equity 130/30 Fund, International Equity Fund, and the International Equity Index Fund, which distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Uncertain tax positions must be recognized, measured, presented and disclosed in the financial statements. An affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns has occurred to determine whether it is more likely than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

Management of the Funds has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include the United States and certain states, as applicable, as well as certain foreign countries. As of March 31, 2011, open tax years include the tax years of March 31, 2008 through 2011. The Funds have no examinations in progress and none are expected at this time. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of the unrecognized tax benefits will significantly change in the next twelve months.

3.	Agreements and Other Service Providers

Investment Advisory Agreement — The Trust and the Investment Adviser, a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an investment advisory agreement (“Advisory Agreement”). The subadvisers for the Funds (each a “Subadviser”) are as follows: Alpha Equity Management LLC serves as the Subadviser for the International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund. Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund; Certium Asset Management LLC serves as the Subadviser for the International Equity Fund, International Equity Index Fund and Large Cap Quantitative Equity Fund; IronOak Advisors LLC serves as the Subadviser for the Large Cap Core Growth Stock Fund (formerly known as Large Cap Core Equity Fund) and Mid-Cap Core Equity Fund. Silvant Capital Management LLC serves as the Subadviser for the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund; Zevenbergen Capital Investments LLC serves as the Subadviser for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund. Alpha Equity Management LLC and Zevenbergen Capital Investments LLC are each minority-owned subsidiaries of the Investment Adviser. Each of the other Subadvisers are wholly-owned subsidiaries of the Investment Adviser.

129

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2011, were as follows:

	Maximum	Discounted		Net
	Annual	Annual	Advisory Fees	Annual
	Advisory	Advisory	Waived/Expenses	Fees
Fund	Fee*(%)	Fee*(%)	Reimbursed*(%)	Paid*(%)

Aggressive Growth Stock Fund	1.10	1.10	—	1.10
Emerging Growth Stock Fund	1.10	1.10	(0.21)	0.89
International Equity 130/30 Fund	1.25	1.25	(0.03)	1.24
International Equity Fund	1.15	1.15	—	1.15
International Equity Index Fund	0.50	0.49	—	0.49
Large Cap Core Growth Stock Fund**	0.85	0.85	—	0.85
Large Cap Growth Stock Fund	0.97	0.97	(0.02)	0.95
Large Cap Quantitative Equity Fund	0.85	0.85	(0.24)	0.62
Large Cap Value Equity Fund	0.80	0.77	—	0.77
Mid-Cap Core Equity Fund	1.00	1.00	(0.01)	0.99
Mid-Cap Value Equity Fund	1.00	0.96	—	0.96
Real Estate 130/30 Fund	1.25	1.25	(0.16)	1.09
Select Large Cap Growth Stock Fund	0.85	0.85	(0.01)	0.84
Small Cap Growth Stock Fund	1.15	1.15	—	1.15
Small Cap Value Equity Fund	1.15	1.13	—	1.13
U.S. Equity 130/30 Fund	1.10	1.10	(0.26)	0.85
Aggressive Growth Allocation Strategy	0.10	0.10	(0.32)	—
Conservative Allocation Strategy	0.10	0.10	(0.46)	—
Growth Allocation Strategy	0.10	0.10	(0.11)	—
Moderate Allocation Strategy	0.10	0.10	(0.03)	0.07

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.

**	Formerly Large Cap Core Equity Fund.

Amounts designated as “—” are 0% or have been rounded to 0%.

130

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2011, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s Total Annual Operating Expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

		Total Annual
		Operating
Fund		Expenses(%)

Emerging Growth Stock Fund*	I Shares	1.24
Emerging Growth Stock Fund*	A Shares	1.54
International Equity 130/30 Fund	I Shares	1.55
International Equity 130/30 Fund	A Shares	1.85
Real Estate 130/30 Fund	I Shares	1.45
Real Estate 130/30 Fund	A Shares	1.75
U.S. Equity 130/30 Fund	I Shares	1.30
Large Cap Quantitative Equity Fund*	I Shares	0.97
Large Cap Quantitative Equity Fund*	A Shares	1.22
Aggressive Growth Allocation Strategy	I Shares	0.20
Aggressive Growth Allocation Strategy	A Shares	0.50
Aggressive Growth Allocation Strategy	C Shares	1.20
Conservative Allocation Strategy	I Shares	0.20
Conservative Allocation Strategy	A Shares	0.50
Conservative Allocation Strategy	C Shares	1.20
Growth Allocation Strategy	I Shares	0.20
Growth Allocation Strategy	A Shares	0.50
Growth Allocation Strategy	C Shares	1.20
Moderate Allocation Strategy	I Shares	0.20
Moderate Allocation Strategy	A Shares	0.50
Moderate Allocation Strategy	C Shares	1.20

*	Contractual Expense Caps for the Emerging Growth Stock Fund and the Large Cap Quantitative Equity Fund became effective August 1, 2010.

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Total Annual Operating Expenses identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Annual Operating Expenses in place at that time. During the year ended March 31, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2011, the cumulative potential recoupments based on contractual reimbursements

131

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

within three years from the date of the corresponding Expense Limitation Agreement after reductions of amounts forfeited during the current fiscal year are as follows (in thousands):

	Expires
Fund	2012($)	2013($)	2014($)

Emerging Growth Stock Fund	—	—	19
International Equity 130/30 Fund	—	—	9
Large Cap Quantitative Equity Fund	—	—	29
Real Estate 130/30 Fund	60	52	23
U.S. Equity 130/30 Fund	72	53	33
Aggressive Growth Allocation Strategy	1	28	89
Conservative Allocation Strategy	12	39	94
Growth Allocation Strategy	4	21	74
Moderate Allocation Strategy	—	3	43

Amounts designated as “—” are $0 or have been rounded to $0.

During the year ended March 31, 2011, the Investment Adviser also voluntarily waived fees in certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years.

Administration, Fund Accounting, Custody, and Transfer Agency Agreement — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement dated August 30, 2010. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. Under the Master Custodian Agreement, State Street Bank is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the Administrator for the Trust pursuant to an Administration Agreement dated August 30, 2010, under which State Street Bank is paid on the basis of net assets of the RidgeWorth investment company complex, which are allocated among the series of the Trust on the basis of relative net assets.

Effective October 1, 2010 for the Large Cap Core Growth Stock Fund (formerly known as Large Cap Core Equity Fund), Mid-Cap Core Equity Fund, Large Cap Growth Equity Stock Fund, Select Large Cap Growth Stock Fund, and Small Cap Growth Stock Fund; effective October 18, 2010 for the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Small Cap Value Equity Fund, and U.S. Equity 130/30 Fund; effective October 25, 2010 for the International Equity Index Fund; and effective November 1, 2010 for the International Equity Fund, Large Cap Quantitative Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy, and Moderate Allocation Strategy, State Street Bank serves as the Trust’s fund accountant.

Prior to the aforementioned dates for the respective Funds, the Trust had entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “prior Administrator”), under which the prior Administrator provided administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly (expressed as a percentage of the combined average daily net assets of the Trust), of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $3,057 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provided for the prior Administrator to pay certain insurance premiums for the Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The prior Administrator had also separately agreed to provide, for the benefit of shareholders, annual fee waivers and certain administrative services at an annual value of $950,000. Such payments and fee waivers will not be recouped by the prior Administrator in subsequent years.

Prior to the aforementioned dates for the respective funds, SunTrust Bank acted as custodian for the Funds, except for the International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund,

132

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, which had appointed Brown Brothers Harriman & Co. as custodian. The Funds paid custody fees on the basis of their respective net assets and transaction costs.

Effective October 25, 2010, Boston Financial Data Services, Inc. serves as the transfer agent to the Trust.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of total expenses on the Statements of Operations. For the year ended March 31, 2011, the impact of this arrangement was a reduction of expenses of $5, $36, $13, $51, $123, $7, $19, and $80 for International Equity Fund, Large Cap Core Growth Stock Fund, Large Cap Growth Stock Fund (formerly known as Large Cap Core Equity Fund), Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Small Cap Growth Stock Fund, and Small Cap Value Equity Fund, respectively.

Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum, subject to a minimum annual fee of $172,000 for its services.

In addition, with respect to the A Shares and C Shares, the Distributor receives fees, pursuant to a Distribution and Services Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. Certain fees under this plan were voluntarily waived during the year ended March 31, 2011. Recoupment of such voluntarily waived fees will be made only upon certain conditions agreed upon by the Board. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2011, were as follows:

	Board	Board
	Approved	Approved
	and Charged	and Charged
	A Share	C Share
	Distribution	Distribution
	and Service	and Service
Fund	Fee(%)	Fee(%)

Aggressive Growth Stock Fund	0.30	N/A
Emerging Growth Stock Fund	0.30	N/A
International Equity 130/30 Fund	0.30	N/A
International Equity Fund	0.30	N/A
International Equity Index Fund	0.30	N/A
Large Cap Core Growth Stock Fund*	0.25	1.00
Large Cap Growth Stock Fund	0.30	1.00
Large Cap Quantitative Equity Fund	0.25	N/A
Large Cap Value Equity Fund	0.30	1.00
Mid-Cap Core Equity Fund	0.30	1.00
Mid-Cap Value Equity Fund	0.30	1.00
Real Estate 130/30 Fund	0.30	N/A
Select Large Cap Growth Stock Fund	0.30	1.00
Small Cap Growth Stock Fund	0.30	1.00
Small Cap Value Equity Fund	0.30	1.00
U.S. Equity 130/30 Fund	0.30	N/A
Aggressive Growth Allocation Strategy	0.30	1.00
Conservative Allocation Strategy	0.30	1.00
Growth Allocation Strategy	0.30	1.00
Moderate Allocation Strategy	0.30	1.00

*	Formerly Large Cap Core Equity Fund.

Shareholder Servicing Plan — The International Equity Index Fund has adopted a Shareholder Servicing Plan for the I Shares and A Shares. The Fund pays financial institutions for shareholder support services they provide, at a rate of up to 0.15% of the average daily net assets of the Fund’s I Shares or A Shares, as applicable. The services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

133

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

Other — Certain officers of the Trust are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. As of March 31, 2011, retainer and meeting fees were as follows:

	Chairman($)	Trustee($)

Annual Retainer	105,000	84,000
Regular Meeting Fee	7,875	6,300
Special Meeting Fee	4,594	3,675
Committee Meeting Fee	4,725	3,150

The Investment Adviser provides services to the Trust to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and, prior to October 2010 and effective April 2011, an employee to serve as Chief Compliance Officer. For the fiscal year ended March 31, 2011, the Investment Adviser received an annual fee totaling approximately $720,895 for these services. For the period from October 2010 through April 2011, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided an individual to serve as the Trust’s CCO pursuant to a Fund Compliance Services Agreement. Effective September 2010, FCS provides CCO Support Services pursuant to a CCO Support Services Agreement and an Anti-Money Laundering Officer and Identity Theft Prevention Officer to the Trust (“AML Officer”) under an AML Services Agreement. Effective October 2010, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer (“PFO”) and Treasurer to the Trust under a PFO/Treasurer Services Agreement. Fees paid to FCS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”. Additionally, the Investment Adviser provides certain services, including the review and approval of shareholder reports filed with the SEC, the oversight and management of the Trust’s primary service providers, periodic due diligence reviews of the Trust’s primary service providers, coordination and negotiation of contracts and pricing relating to the Trust’s primary service providers, coordination, performance of due diligence, and providing of information to the Independent Trustees relating to their review and selection of prospective primary service providers to the Trust, including contract negotiations, and the coordination of quarterly and special board meetings. As compensation for providing such services, the Funds pay an annual fee to RidgeWorth representing a previously agreed upon portion of the salaries, bonuses and benefits related to the primary employees responsible for delivering such services. For the fiscal year ended March 31, 2011, the Investment Adviser received an annual fee totaling approximately $543,992 for these services.

Neither FCS nor FMS, nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS and FMS are also officers of the Trust.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., an affiliate of the Investment Adviser, which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust, to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2011, SunTrust Robinson Humphrey, Inc. did not receive any payments from the Funds.

134

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

4.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2011, were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Aggressive Growth Stock Fund	60,187	63,043
Emerging Growth Stock Fund	23,907	25,956
International Equity 130/30 Fund	731,635	769,870
International Equity Fund	208,026	253,120
International Equity Index Fund	285,750	689,884
Large Cap Core Growth Stock Fund*	567,674	679,484
Large Cap Growth Stock Fund	138,196	257,208
Large Cap Quantitative Equity Fund	73,508	79,415
Large Cap Value Equity Fund	1,635,463	1,700,065
Mid-Cap Core Equity Fund	34,141	111,167
Mid-Cap Value Equity Fund	2,888,424	2,085,085
Real Estate 130/30 Fund	37,864	39,994
Select Large Cap Growth Stock Fund	73,800	118,370
Small Cap Growth Stock Fund	409,403	458,506
Small Cap Value Equity Fund	823,746	575,098
U.S. Equity 130/30 Fund	29,949	30,933
Aggressive Growth Allocation Strategy	5,105	8,511
Conservative Allocation Strategy	17,114	5,475
Growth Allocation Strategy	16,570	21,844
Moderate Allocation Strategy	48,807	59,002

*	Formerly Large Cap Core Equity Fund.

135

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

5.	Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2011, the total cost of securities was different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2011, were as follows (in thousands):

		Tax Unrealized	Tax Unrealized	Net Unrealized
Fund	Tax Cost($)	Appreciation($)	(Depreciation)($)	Appreciation($)

Aggressive Growth Stock Fund	81,123	56,523	(250)	56,273
Emerging Growth Stock Fund	18,374	7,612	(185)	7,427
International Equity 130/30 Fund	101,390	10,229	(5,401)	4,828
International Equity Fund	224,406	43,256	(3,604)	39,652
International Equity Index Fund	319,342	183,325	(5,653)	177,672
Large Cap Core Growth Stock Fund*	341,154	53,295	(2,863)	50,432
Large Cap Growth Stock Fund	297,816	174,352	(1,752)	172,600
Large Cap Quantitative Equity Fund	16,556	1,123	(117)	1,006
Large Cap Value Equity Fund	1,263,879	197,887	(7,156)	190,731
Mid-Cap Core Equity Fund	21,147	8,596	(30)	8,566
Mid-Cap Value Equity Fund	1,932,075	172,086	(15,772)	156,314
Real Estate 130/30 Fund	9,936	2,685	(124)	2,561
Select Large Cap Growth Stock Fund	70,975	29,544	(363)	29,181
Small Cap Growth Stock Fund	360,036	127,932	(6,395)	121,537
Small Cap Value Equity Fund	931,803	201,315	(7,140)	194,175
U.S. Equity 130/30 Fund	12,175	2,979	(855)	2,124
Aggressive Growth Allocation Strategy	23,712	4,522	—	4,522
Conservative Allocation Strategy	26,921	1,795	(244)	1,551
Growth Allocation Strategy	58,708	10,836	(223)	10,613
Moderate Allocation Strategy	134,591	18,842	(923)	17,919

*	Formerly Large Cap Core Equity Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

136

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

The tax character of distributions paid to shareholders during the year ended March 31, 2011 was as follows (in thousands):

	Distributions paid from
	Net	Net Long		Total
	Investment	Term Capital	Return of	Distributions
Fund	Income($)**	Gains($)***	Capital($)	Paid($)*

International Equity 130/30 Fund	852	—	—	852
International Equity Fund	6,700	—	—	6,700
International Equity Index Fund	16,561	—	—	16,561
Large Cap Core Growth Stock Fund[1]	4,955	—	—	4,955
Large Cap Growth Stock Fund	154	—	—	154
Large Cap Quantitative Equity Fund	168	—	—	168
Large Cap Value Equity Fund	18,247	—	—	18,247
Mid-Cap Core Equity Fund	128	—	—	128
Mid-Cap Value Equity Fund	90,480	11,079	—	101,559
Real Estate 130/30 Fund	1,650	425	—	2,075
Small Cap Value Equity Fund	6,548	105	—	6,653
U.S. Equity 130/30 Fund	386	—	—	386
Aggressive Growth Allocation Strategy	315	—	—	315
Conservative Allocation Strategy	745	40	—	785
Growth Allocation Strategy	1,535	—	—	1,535
Moderate Allocation Strategy	4,943	—	—	4,943

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2011.

**	Net investment income includes taxable market discount income and net short-term capital gains, if any.

***	The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earning and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2011.

[1]	Formerly Large Cap Core Equity Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

137

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

The tax character of distributions paid to shareholders during the year ended March 31, 2010 was as follows (in thousands):

	Distributions paid from
	Net	Net Long		Total
	Investment	Term Capital	Return of	Distributions
Fund	Income($)	Gains($)	Capital($)	Paid($)*

International Equity 130/30 Fund	1,935	—	—	1,935
International Equity Fund	1,609	—	—	1,609
International Equity Index Fund	27,429	—	—	27,429
Large Cap Core Growth Stock Fund[1]	4,844	—	—	4,844
Large Cap Growth Stock Fund	807	—	—	807
Large Cap Quantitative Equity Fund	472	—	—	472
Large Cap Value Equity Fund	21,138	—	—	21,138
Mid-Cap Core Equity Fund	538	—	—	538
Mid-Cap Value Equity Fund	7,088	—	—	7,088
Real Estate 130/30 Fund	272	—	—	272
Select Large Cap Growth Stock Fund	100	—	3	103
Small Cap Value Equity Fund	6,223	—	—	6,223
U.S. Equity 130/30 Fund	70	—	—	70
Aggressive Growth Allocation Strategy	307	—	—	307
Conservative Allocation Strategy	292	2	—	294
Growth Allocation Strategy	1,028	—	—	1,028
Moderate Allocation Strategy	3,142	—	—	3,142

*	Total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

As of March 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Accumulated	Capital and	Appreciation/	Earnings
Fund	Income($)	Capital Gains($)	Earnings($)	Other Losses($)**	(Depreciation)($)***	(Deficit)($)

Aggressive Growth Stock Fund	—	—	—	(34,192)	56,273	22,081
Emerging Growth Stock Fund	—	—	—	(20,295)	7,427	(12,868)
International Equity 130/30 Fund	73	—	73	(17,272)	4,835	(12,364)
International Equity Fund	788	—	788	(295,789)	39,698	(255,303)
International Equity Index Fund	4,493	—	4,493	(26,024)	177,718	156,187
Large Cap Core Growth Stock Fund[1]	—	—	—	(179,010)	50,432	(128,578)
Large Cap Growth Stock Fund	—	—	—	(16,802)	172,600	155,798
Large Cap Quantitative Equity Fund	23	—	23	(30,800)	1,006	(29,771)
Large Cap Value Equity Fund	287	—	287	(72,835)	190,731	118,183
Mid-Cap Core Equity Fund	—	—	—	(911)	8,566	7,655
Mid-Cap Value Equity Fund	147,053	25,658	172,711	—	156,314	329,025
Real Estate 130/30 Fund	557	374	931	(912)	2,561	2,580
Select Large Cap Growth Stock Fund	—	—	—	(10,130)	29,181	19,051
Small Cap Growth Stock Fund	—	—	—	(42,721)	121,537	78,816
Small Cap Value Equity Fund	—	18,528	18,528	—	194,175	212,703
U.S. Equity 130/30 Fund	716	138	854	—	2,124	2,978
Aggressive Growth Allocation Strategy	19	—	19	(1,018)	4,522	3,523
Conservative Allocation Strategy	—	167	167	—	1,551	1,718
Growth Allocation Strategy	—	———	—	(2,884)	10,613	7,729
Moderate Allocation Strategy	—	—	—	(2,713)	17,919	15,206

**	As of March 31, 2011, the Fund had capital loss carryforwards and Post October Losses subject to certain limitations on availability to offset future capital gains, if any, as the result of a change of control, as defined in the Internal Revenue Code.

***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

[1]	Formerly Large Cap Core Equity Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

138

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

As of March 31, 2011, unexpired capital loss carryforwards were as follows (in thousands):

	Expires
Fund	2017($)	2018($)

Aggressive Growth Stock Fund	292	33,900
Emerging Growth Stock Fund	—	20,295
International Equity 130/30 Fund	12,563	4,710
International Equity Fund	64,442	231,347
International Equity Index Fund	—	26,024
Large Cap Core Growth Stock Fund*	43,673	135,337
Large Cap Growth Stock Fund	8,818	7,984
Large Cap Quantitative Equity Fund	15,619	15,181
Large Cap Value Equity Fund	—	72,835
Mid-Cap Core Equity Fund	—	911
Real Estate 130/30 Fund	130	782
Select Large Cap Growth Stock Fund	—	10,130
Small Cap Growth Stock Fund	—	42,721
Aggressive Growth Allocation Strategy	—	1,018
Growth Allocation Strategy	—	2,884
Moderate Allocation Strategy	—	2,713

*	Formerly Large Cap Core Equity Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

Capital loss carryforwards may be applied to offset future realized capital gains and may thus reduce future capital gain distributions.

During the year ended March 31, 2011, the following Funds utilized capital loss carryforwards as follows (in thousands):

Fund	Amount($)

Aggressive Growth Stock Fund	15,400
Emerging Growth Stock Fund	6,792
International Equity 130/30 Fund	7,282
International Equity Fund	25,202
International Equity Index Fund	69,396
Large Cap Core Growth Stock Fund*	83,291
Large Cap Growth Stock Fund	35,435
Large Cap Quantitative Equity Fund	3,374
Large Cap Value Equity Fund	214,168
Mid-Cap Core Equity Fund	19,780
Real Estate 130/30 Fund	159
Select Large Cap Growth Stock Fund	14,896
Small Cap Growth Stock Fund	70,669
Small Cap Value Equity Fund	58,651
Aggressive Growth Allocation Strategy	24
Growth Allocation Strategy	699
Moderate Allocation Strategy	1,781

*	Formerly Large Cap Core Equity Fund.

6. Risks

Certain of the Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

139

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

The Real Estate 130/30 Fund invests a substantial portion of its assets in securities of REITs. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by that Fund.

Please refer to the prospectus for a complete description of the risks associated with the Funds.

7. Investments in Affiliated Issuers

Affiliated holdings are mutual funds which are managed by the Investment Adviser or an affiliate of the Investment Adviser or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, the Investment Adviser was paid an investment advisory fee by the affiliated Funds investments listed beneath its name below. Investments in affiliated issuers during the year ended March 31, 2011, were as follows:

	Share			Share
	Balance at			Balance at	Dividend	Net Realized
Name of	March 31,			March 31,	Income	Gain (Loss)
Affiliated Issuer	2010	Purchases	Sales	2011	(in thousands)	(in thousands)

Aggressive Growth Stock Fund
RidgeWorth Institutional Cash Management Money Market Fund	1,417,852	15,273,762	16,691,614	—	$—	$—

Total					$—	$—

Emerging Growth Stock Fund
RidgeWorth Institutional Cash Management Money Market Fund	—	5,166,623	5,166,623	—	$—	$—

Total					$—	$—

International Equity 130/30 Fund
RidgeWorth Institutional Cash Management Money Market Fund	—	13,704,124	13,704,124	—	$—	$—

Total					$—	$—

International Equity Fund
RidgeWorth Institutional Cash Management Money Market Fund	—	20,782,099	20,782,099	—	$1	$—

Total					$1	$—

International Equity Index Fund
RidgeWorth Institutional Cash Management Money Market Fund	—	1,990,113	1,990,113	—	$—	$—

Total					$—	$—

Large Cap Core Growth Stock Fund*
RidgeWorth Institutional Cash Management Money Market Fund	11,939,024	143,283,322	155,222,346	—	$7	$—

Total					$7	$—

Large Cap Growth Stock Fund
RidgeWorth Institutional Cash Management Money Market Fund	2,117,057	45,881,851	47,998,908	—	$1	$—

Total					$1	$—

140

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

	Share			Share	Value as
	Balance at			Balance at	of March 31,	Dividend	Realized Gain	Net Realized
Name of	March 31,			March 31,	2011	Income	Distributions	Gain (Loss)
Affiliated Issuer	2010	Purchases	Sales	2011	(in thousands)	(in thousands)	(in thousands)	(in thousands)

Large Cap Quantitative Equity Fund
RidgeWorth Institutional Cash Management Money Market Fund	126,776	1,581,126	1,707,902	—	$—	$—	$—	$—

Total					$—	$—	$—	$—

Large Cap Value Equity Fund
RidgeWorth Institutional Cash Management Money Market Fund	13,484,349	414,450,877	427,935,226	—	$—	$26	$—	$—

Total					$—	$26	$—	$—

Mid-Cap Core Equity Fund
RidgeWorth Institutional Cash Management Money Market Fund	2,597,134	24,728,270	27,325,404	—	$—	$1	$—	$—

Total					$—	$1	$—	$—

Mid-Cap Value Equity Fund
RidgeWorth Institutional Cash Management Money Market Fund	41,072,107	575,368,380	616,440,487	—	$—	$24	$—	$—

Total					$—	$24	$—	$—

Select Large Cap Growth Stock Fund
RidgeWorth Institutional Cash Management Money Market Fund	3,765,901	38,426,978	42,192,879	—	$—	$1	$—	$—

Total					$—	$1	$—	$—

Small Cap Growth Stock Fund
RidgeWorth Institutional Cash Management Money Market Fund	1,912,176	100,227,997	102,140,173	—	$—	$4	$—	$—

Total					$—	$4	$—	$—

Small Cap Value Equity Fund
RidgeWorth Institutional Cash Management Money Market Fund	22,274,367	194,937,255	217,211,622	—	$—	$10	$—	$—

Total					$—	$10	$—	$—

U.S. Equity 130/30 Fund
RidgeWorth Institutional Cash Management Money Market Fund	—	939,856	939,856	—	$—	$—	$—	$—

Total					$—	$—	$—	$—

Aggressive Growth Allocation Strategy Fund
RidgeWorth Aggressive Growth Stock Fund	74,750	976	5,471	70,255	$1,156	$—	$—	$12
RidgeWorth Institutional Cash Management Money Market Fund	1,467,220	3,443,598	4,910,818	—	—	2	—	—
RidgeWorth International Equity 130/30 Fund	195,072	7,758	13,220	189,610	1,414	9	—	2
RidgeWorth International Equity Fund	—	38,059	1,580	36,479	424	—	—	—
RidgeWorth International Equity Index Fund	101,467	8,409	75,188	34,688	469	31	—	264
RidgeWorth Large Cap Core Growth Stock Fund*	382,059	3,884	241,426	144,517	2,064	51	—	81
RidgeWorth Large Cap Growth Stock Fund	270,493	95	72,385	198,203	2,289	1	—	(91)

141

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

	Share			Share	Value as
	Balance at			Balance at	of March 31,	Dividend	Realized Gain	Net Realized
Name of	March 31,			March 31,	2011	Income	Distributions	Gain (Loss)
Affiliated Issuer	2010	Purchases	Sales	2011	(in thousands)	(in thousands)	(in thousands)	(in thousands)

RidgeWorth Large Cap Quantitative Equity Fund	218,710	1,730	54,547	165,893	2,047	19	—	(86)
RidgeWorth Large Cap Value Equity Fund	421,384	5,501	86,492	340,393	4,585	66	—	(75)
RidgeWorth Mid-Cap Core Equity Fund	101,548	293	7,131	94,710	1,156	3	—	11
RidgeWorth Mid-Cap Value Equity Fund	87,650	14,250	4,207	97,693	1,241	9	70	—
RidgeWorth Real Estate 130/30 Fund	103,492	26,688	5,351	124,829	1,005	27	98	(2)
RidgeWorth Select Large Cap Growth Stock Fund	92,143	—	22,209	69,934	2,274	—	—	21
RidgeWorth Small Cap Growth Stock Fund	76,541	21,911	20,313	78,139	1,342	—	—	(25)
RidgeWorth Small Cap Value Equity Fund	83,295	28,516	23,595	88,216	1,283	8	—	4
RidgeWorth U.S. Equity 130/30 Fund	148,809	4,148	9,269	143,688	1,464	8	32	4

Total					$24,213	$234	$200	$120

Conservative Allocation Strategy Fund
RidgeWorth Aggressive Growth Stock Fund	13,646	6,102	—	19,748	$325	$—	$—	$—
RidgeWorth Corporate Bond Fund	60,784	77,788	—	138,572	1,329	40	20	—
RidgeWorth High Income Fund	71,321	113,314	—	184,635	1,344	55	2	—
RidgeWorth Institutional Cash Management Money Market Fund	967,246	5,294,787	6,262,033	—	—	1	—	—
RidgeWorth Intermediate Bond Fund	176,275	602,497	14,636	764,136	7,909	119	172	(9)
RidgeWorth International Equity 130/30 Fund	35,713	17,534	—	53,247	397	2	—	—
RidgeWorth International Equity Fund	—	10,351	—	10,351	120	—	—	—
RidgeWorth International Equity Index Fund	18,440	4,296	12,894	9,842	133	9	—	35
RidgeWorth Large Cap Core Growth Stock Fund*	71,900	6,272	25,360	52,812	754	11	—	23
RidgeWorth Large Cap Growth Stock Fund	50,211	35,989	—	86,200	996	—	—	—
RidgeWorth Large Cap Quantitative Equity Fund	39,747	6,815	—	46,562	575	4	—	—
RidgeWorth Large Cap Value Equity Fund	80,196	54,982	—	135,178	1,821	15	—	—
RidgeWorth Mid-Cap Core Equity Fund	18,436	8,202	—	26,638	325	1	—	—
RidgeWorth Mid-Cap Value Equity Fund	15,878	11,393	—	27,271	346	2	17	—
RidgeWorth Real Estate 130/30 Fund	18,787	15,765	—	34,552	278	6	23	—
RidgeWorth Seix Floating Rate High Income Fund	58,330	25,510	—	83,840	755	37	—	—
RidgeWorth Seix High Yield Fund	75,539	57,338	—	132,877	1,338	71	—	—
RidgeWorth Select Large Cap Growth Stock Fund	17,081	13,400	—	30,481	991	—	—	—
RidgeWorth Small Cap Growth Stock Fund	11,443	10,607	—	22,050	379	—	—	—
RidgeWorth Small Cap Value Equity Fund	12,878	12,034	—	24,912	362	2	—	—
RidgeWorth Total Return Bond Fund	442,574	45,642	159,545	328,671	3,418	145	186	43
RidgeWorth U.S. Equity 130/30 Fund	27,351	12,840	—	40,191	410	2	7	—
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	76,373	210,720	157,040	130,053	1,310	12	—	7

Total					$25,615	$534	$427	$99

142

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2011

	Share			Share	Value as
	Balance at			Balance at	of March 31,	Dividend	Realized Gain	Net Realized
Name of	March 31,			March 31,	2011	Income	Distributions	Gain (Loss)
Affiliated Issuer	2010	Purchases	Sales	2011	(in thousands)	(in thousands)	(in thousands)	(in thousands)

Growth Allocation Strategy Fund
RidgeWorth Aggressive Growth Stock Fund	151,319	4,977	25,926	130,370	$2,146	$—	$—	$52
RidgeWorth Corporate Bond Fund	50,328	80,629	4,454	126,503	1,213	40	27	(3)
RidgeWorth High Income Fund	110,783	66,448	6,948	170,283	1,240	66	2	—
RidgeWorth Institutional Cash Management Money Market Fund	3,569,739	7,745,187	11,314,926	—	—	3	—	—
RidgeWorth Intermediate Bond Fund	90,948	456,043	31,514	515,477	5,335	77	126	(10)
RidgeWorth International Equity 130/30 Fund	358,755	19,705	26,938	351,522	2,622	16	—	1
RidgeWorth International Equity Fund	—	70,295	2,396	67,899	789	—	—	1
RidgeWorth International Equity Index Fund	184,223	4,502	124,288	64,437	871	57	—	587
RidgeWorth Large Cap Core Growth Stock Fund*	726,013	7,109	398,041	335,081	4,785	93	—	49
RidgeWorth Large Cap Growth Stock Fund	473,544	168	105,878	367,834	4,249	2	—	(122)
RidgeWorth Large Cap Quantitative Equity Fund	334,155	5,810	32,019	307,946	3,800	33	—	(44)
RidgeWorth Large Cap Value Equity Fund	811,691	10,158	190,081	631,768	8,510	123	—	(250)
RidgeWorth Mid-Cap Core Equity Fund	186,257	2,350	12,835	175,772	2,146	6	—	20
RidgeWorth Mid-Cap Value Equity Fund	167,585	26,101	12,660	181,026	2,299	17	126	2
RidgeWorth Real Estate 130/30 Fund	200,538	43,942	13,507	230,973	1,859	52	179	(3)
RidgeWorth Seix Floating Rate High Income Fund	104,142	6,390	21,144	89,388	805	53	—	(9)
RidgeWorth Seix High Yield Fund	135,772	11,590	24,948	122,414	1,233	105	—	(15)
RidgeWorth Select Large Cap Growth Fund	172,332	—	42,541	129,791	4,220	—	—	4
RidgeWorth Small Cap Growth Stock Fund	115,476	44,828	15,023	145,281	2,494	—	—	2
RidgeWorth Small Cap Value Equity Fund	129,684	56,613	22,251	164,046	2,385	14	—	23
RidgeWorth Total Return Bond Fund	982,358	59,586	510,570	531,374	5,526	280	323	322
RidgeWorth U.S. Equity 130/30 Fund	266,890	15,866	16,070	266,686	2,718	14	57	2
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	142,233	75,720	140,001	77,952	785	17	—	17

Total					$62,030	$1,068	$840	$626

Moderate Allocation Strategy Fund
RidgeWorth Aggressive Growth Stock Fund	221,453	8,008	20,362	209,099	$3,442	$—	$—	$56
RidgeWorth Corporate Bond Fund	207,708	331,779	28,314	511,173	4,902	159	102	(15)
RidgeWorth High Income Fund	295,421	431,565	37,693	689,293	5,018	226	9	3
RidgeWorth Institutional Cash Management Money Market Fund	5,937,871	16,094,613	22,032,484	—	—	5	—	—
RidgeWorth Intermediate Bond Fund	375,336	1,859,128	116,345	2,118,119	21,923	322	557	(63)
RidgeWorth International Equity 130/30 Fund	579,361	36,596	52,349	563,608	4,205	26	—	4
RidgeWorth International Equity Fund	—	115,108	6,051	109,057	1,267	—	—	2
RidgeWorth International Equity Index Fund	299,411	7,388	203,284	103,515	1,400	94	—	1,002
RidgeWorth Large Cap Core Growth Stock Fund*	1,166,168	11,434	636,900	540,702	7,721	149	—	6
RidgeWorth Large Cap Growth Stock Fund	814,114	281	224,545	589,850	6,813	3	—	(229)

143

NOTES TO FINANCIAL STATEMENTS  (concluded)
RIDGEWORTH FUNDS  March 31, 2011

	Share			Share	Value as
	Balance at			Balance at	of March 31,	Dividend	Realized Gain	Net Realized
Name of	March 31,			March 31,	2011	Income	Distributions	Gain (Loss)
Affiliated Issuer	2010	Purchases	Sales	2011	(in thousands)	(in thousands)	(in thousands)	(in thousands)

RidgeWorth Large Cap Quantitative Equity Fund	653,485	10,547	170,554	493,478	6,090	57	—	(299)
RidgeWorth Large Cap Value Equity Fund	1,303,758	16,315	307,135	1,012,938	13,644	198	—	(399)
RidgeWorth Mid-Cap Core Equity Fund	298,933	862	17,798	281,997	3,443	9	—	32
RidgeWorth Mid-Cap Value Equity Fund	258,225	48,093	16,000	290,318	3,687	26	205	5
RidgeWorth Real Estate 130/30 Fund	304,050	86,171	20,300	369,921	2,978	81	289	(6)
RidgeWorth Seix Floating Rate High Income Fund	440,930	32,489	112,462	360,957	3,252	218	—	(51)
RidgeWorth Seix High Yield Fund	574,646	47,588	126,582	495,652	4,991	431	—	(128)
RidgeWorth Select Large Cap Growth Stock Fund	277,801	—	69,674	208,127	6,766	—	—	17
RidgeWorth Small Cap Growth Stock Fund	185,891	71,150	23,875	233,166	4,003	—	—	3
RidgeWorth Small Cap Value Equity Fund	208,087	90,958	35,822	263,223	3,827	22	—	23
RidgeWorth Total Return Bond Fund	3,964,347	227,311	2,143,908	2,047,750	21,297	1,066	1,230	1,334
RidgeWorth U.S. Equity 130/30 Fund	438,126	18,934	29,932	427,128	4,352	23	92	8
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	586,940	349,280	596,516	339,704	3,421	71	—	69

Total					$138,442	$3,186	$2,484	$1,374

*	Formerly Large Cap Core Equity Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued for purposes of recognition or disclosure in the financial statements. Management has determined that, except as set forth below, there are no material events that would require disclosure in the Funds’ financial statements through this date.

At a meeting held on March 1, 2011, the Board approved a change in the Large Cap Core Equity Fund’s investment subadviser from IronOak to Silvant, as well as an Investment Subadvisory Agreement between the Investment Adviser and Silvant with respect to the Fund. Additionally, the Board approved modifications to the Fund’s name and investment strategies to better align them with the new management team. Accordingly, effective on May 13, 2011, the Fund changed its name to the RidgeWorth Large Cap Core Growth Stock Fund.

On March 1, 2011, the Board approved the liquidation and closing of the RidgeWorth International Equity 130/30 Fund, the RidgeWorth Real Estate 130/30 Fund and the RidgeWorth U.S. Equity 130/30 Fund (the “130/30 Funds”). The 130/30 Funds expect to complete the liquidation and closing on or around May 31, 2011.

On March 1, 2011, the Board approved the reorganization of the RidgeWorth Mid-Cap Core Equity Fund (the “Target Fund”) into the RidgeWorth Mid-Cap Value Equity Fund (the “Acquiring Fund”), a separate series of the Trust. The reorganization was effective at the close of business on April 29, 2011 (the “Reorganization Date”). Each shareholder of the A, C and I Shares of the Target Fund became a shareholder of the Acquiring Fund, and received corresponding A, C and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

The Fund Compliance Services Agreement with FCS was terminated on May 15, 2011.

On May 19, 2011, the Board approved the reorganization of the RidgeWorth Large Cap Quantitative Equity Fund (the “Fund”) into the RidgeWorth Large Cap Core Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust. The reorganization is expected to be effective at the close of business on or about July 15, 2011. At that time, each shareholder of the A and I Shares of the Fund will become a shareholder of the Acquiring Fund, and will receive corresponding A and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

144

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH FUNDS  March 31, 2011

To the Board of Trustees and Shareholders of
RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Growth Stock Fund (formerly known as Large Cap Core Equity Fund), Large Cap Growth Stock Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (twenty of the funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”), at March 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows of International Equity 130/30 Fund, Real Estate 130/30 Fund, and U.S. Equity 130/30 Fund for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Atlanta, Georgia
May 27, 2011

145

OTHER FEDERAL TAX INFORMATION
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

The following Funds have designated long term capital gain distributions as follows (in thousands):

Fund	Amount($)

Mid-Cap Value Equity Fund	11,079
Real Estate 130/30 Fund	425
Small Cap Value Equity Fund	105
Conservative Allocation Strategy	40

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2011 qualify for the corporate dividends received deductions:

Dividend Received
Deduction(%)

Large Cap Core Growth Stock Fund*	100
Large Cap Growth Stock Fund	14
Large Cap Quantitative Equity Fund	100
Large Cap Value Equity Fund	100
Mid-Cap Core Equity Fund	100
Mid-Cap Value Equity Fund	15
Small Cap Value Equity Fund	97
U.S. Equity 130/30 Fund	65
Aggressive Growth Allocation Strategy	49
Conservative Allocation Strategy	7
Growth Allocation Strategy	21
Moderate Allocation Strategy	12

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to shareholders under Section 853 of the Internal Revenue Code. For the year ended March 31, 2011, the International Equity 130/30 Fund, International Equity Fund and International Equity Index Fund elected to pass through foreign taxes of $384, $631 and $2,530, respectively, in thousands.

For the year ended March 31, 2011, the following Funds paid qualified dividend income:

Qualified Dividend
Income(%)

International Equity 130/30 Fund	100
International Equity Fund	69
International Equity Index Fund	18
Large Cap Core Growth Stock Fund*	100
Large Cap Growth Stock Fund	14
Large Cap Quantitative Equity Fund	100
Large Cap Value Equity Fund	100
Mid-Cap Core Equity Fund	100
Mid-Cap Value Equity Fund	15
Small Cap Value Equity Fund	97
U.S. Equity 130/30 Fund	70
Aggressive Growth Allocation Strategy	54
Conservative Allocation Strategy	7
Growth Allocation Strategy	22
Moderate Allocation Strategy	13

The RidgeWorth International Equity 130/30 Fund, International Equity Fund and International Equity Index Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries.

	Foreign Source	Foreign Tax
	Income($)	Expense($)

International Equity 130/30 Fund	1,710	384
International Equity Fund	3,302	631
International Equity Index Fund	7,336	2,530

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders will receive more detailed information with their 2010 Form 1099-DIV.

*	Formerly Large Cap Core Equity Fund.

146

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

Information pertaining to the Trustees of the Trust is set forth below. The Trust’s statement of additional information includes additional information about the Trustees and is available without charge by calling 1-888-784-3863.

				Number of
		Term of	Principal	Portfolios in	Other Directorships
	Position	Office and	Occupation(s)	the RidgeWorth	Held By Trustee
	Held with	Length of	During the	Complex Overseen	During the Past
Name and Age	the Trust	Time Served	Past 5 Years	by Trustees	5 Years

Jeffrey M. Biggar Age: 61	Trustee	Indefinite; since 2007	Managing Director, Little Mountain Group, LLC (since 2011); Chief Operating Officer (Cedar Brook Financial Partners LLC) (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	37	GenSpring Trust

George C. Guynn Age: 68	Trustee	Indefinite; since 2008	Retired. President (1996-2006) and Chief Executive Officer (1995-2006) Federal Reserve Bank of Atlanta.	37	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods Inc.; Acuity Brands Inc.; GenSpring Trust

Sidney E. Harris Age: 61	Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	37	Total System Services, Inc.; GenSpring Trust

Warren Y. Jobe Age: 70	Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	37	WellPoint, Inc; UniSource Energy Corp.

Connie D. McDaniel Age: 52	Trustee	Indefinite; since 2005	Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	37	None

Clarence H. Ridley Age: 68	Trustee	Indefinite; since 2001	Chairman Emeritus (since 2010); Chairman, Havertys Furniture Companies (2001-2010).	37	Crawford & Co.; Havertys Furniture Companies

147

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

Information pertaining to the Officers of the Trust is set forth below.

Term of
	Position(s)	Office and
Name, Address and	Held	Length of	Principal Occupation(s)
Age	with the Trust	Time Served	During the Past 5 Years

Julia R. Short Age: 38	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments. (since 2004); Relationship Manager, SEI Investments (financial services) (1994-2004).

Joseph M. O’Donnell Age: 56	Executive Vice President and Chief Compliance Officer	One year; since April 2011	Chief Compliance Officer of the ING Funds (2004-2011); Executive Vice President of the ING Funds (2004-2011); Chief Compliance Officer of ING Investments, LLC (2006-2008 and October 2009-2011); and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006-2008 and 2009-2011). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (2006).

Cynthia L. Morse-Griffin Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 35	Treasurer; Chief Financial Officer and Chief Accounting Officer	One year; since 2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).

Alan Otis State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 39	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 1995).*

James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 35	Assistant Treasurer	One year; since 2010	Assistant Vice President, State Street Bank and Trust Company (since 2001).*

James M. Atwood Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 46	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2010	Compliance Analyst, Foreside Compliance Services, LLC (since 2007); personal sabbatical (2004-2007); Attorney, Pierce Atwood (law firm) (2001-2004).

Julie Tedesco State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 53	Secretary and Chief Legal Officer	One year; since 2010	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (since 2000).*

Odeh Stevens State Street Bank and Trust Company Mailstop JHT 1732 200 Clarendon Street Boston, MA 02116 Age: 42	Assistant Secretary	One year; since 2010	Vice President and Counsel, State Street Bank and Trust Company (since 2005). Legal Product Manager, Fidelity Investments (2000-2005).

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

148

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Alpha Equity Management LLC, Ceredex Value Advisors LLC, Certium Asset Management LLC, IronOak Advisors LLC, Silvant Capital Management LLC, and Zevenbergen Capital Investments LLC (collectively, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 14, 2010, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 10, 2010, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board

149

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

150

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/10($)	03/31/11($)	10/01/10-03/31/11($)	10/01/10-03/31/11(%)

Aggressive Growth Stock Fund	I Shares	1,000.00	1,223.79	6.54	1.18
	A Shares	1,000.00	1,221.55	8.20	1.48
Emerging Growth Stock	I Shares	1,000.00	1,315.70	7.16	1.24
	A Shares	1,000.00	1,314.00	8.88	1.54
International Equity 130/30 Fund***	I Shares	1,000.00	1,109.80	7.42	1.41
	A Shares	1,000.00	1,109.10	9.04	1.72
International Equity Fund	I Shares	1,000.00	1,110.80	6.53	1.24
	A Shares	1,000.00	1,109.80	8.10	1.54
International Equity Index Fund	I Shares	1,000.00	1,104.20	3.25	0.62
	A Shares	1,000.00	1,102.80	4.82	0.92
Large Cap Core Growth Stock Fund[1]	I Shares	1,000.00	1,147.93	4.98	0.93
	A Shares	1,000.00	1,146.49	6.31	1.18
	C Shares	1,000.00	1,142.70	10.31	1.93
Large Cap Growth Stock Fund	I Shares	1,000.00	1,211.00	5.84	1.06
	A Shares	1,000.00	1,209.00	7.49	1.36
	C Shares	1,000.00	1,206.10	11.33	2.06
Large Cap Quantitative Equity Fund	I Shares	1,000.00	1,200.00	5.32	0.97
	A Shares	1,000.00	1,198.50	6.69	1.22
Large Cap Value Equity Fund	I Shares	1,000.00	1,183.10	4.57	0.84
	A Shares	1,000.00	1,181.50	6.20	1.14
	C Shares	1,000.00	1,177.20	9.99	1.84
Mid-Cap Core Equity Fund	I Shares	1,000.00	1,203.60	6.76	1.23
	A Shares	1,000.00	1,202.20	8.67	1.58
	C Shares	1,000.00	1,199.20	12.45	2.27
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,233.47	5.79	1.04
	A Shares	1,000.00	1,232.49	7.51	1.35
	C Shares	1,000.00	1,227.66	11.39	2.05
Real Estate 130/30 Fund***	I Shares	1,000.00	1,160.00	7.81	1.45
	A Shares	1,000.00	1,158.70	9.31	1.73
Select Large Cap Growth Stock	I Shares	1,000.00	1,182.60	5.39	0.99
	A Shares	1,000.00	1,181.00	7.01	1.29
	C Shares	1,000.00	1,176.90	10.80	1.99
Small Cap Growth Stock Fund	I Shares	1,000.00	1,305.70	7.13	1.24
	A Shares	1,000.00	1,303.50	8.84	1.54
	C Shares	1,000.00	1,298.40	12.84	2.24
Small Cap Value Equity Fund	I Shares	1,000.00	1,182.50	6.58	1.21
	A Shares	1,000.00	1,181.20	8.27	1.52
	C Shares	1,000.00	1,176.50	11.99	2.21

151

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/10($)	03/31/11($)	10/01/10-03/31/11($)	10/01/10-03/31/11(%)

U.S. Equity 130/30 Fund***	I Shares	1,000.00	1,208.00	6.99	1.27
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,174.80	1.08	0.20
	A Shares	1,000.00	1,174.20	2.71	0.50
	C Shares	1,000.00	1,169.90	6.49	1.20
Conservative Allocation Strategy	I Shares	1,000.00	1,055.90	1.03	0.20
	A Shares	1,000.00	1,053.40	2.56	0.50
	C Shares	1,000.00	1,050.10	6.13	1.20
Growth Allocation Strategy	I Shares	1,000.00	1,127.40	1.06	0.20
	A Shares	1,000.00	1,126.10	2.65	0.50
	C Shares	1,000.00	1,122.40	6.35	1.20
Moderate Allocation Strategy	I Shares	1,000.00	1,094.10	1.04	0.20
	A Shares	1,000.00	1,092.50	2.61	0.50
	C Shares	1,000.00	1,088.00	6.25	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (182) in the most recent fiscal half-year divided by the number of days in the fiscal year (365).

**	Annualized.

***	Excludes impact of dividend expense and transactions cost on securities sold short.

[1]	Formerly Large Cap Core Equity Fund.

152

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/10($)	03/31/11($)	10/01/10-03/31/11($)	10/01/10-03/31/11(%)

Aggressive Growth Stock Fund	I Shares	1,000.00	1,019.05	5.94	1.18
	A Shares	1,000.00	1,017.55	7.44	1.48
Emerging Growth Stock	I Shares	1,000.00	1,018.75	6.24	1.24
	A Shares	1,000.00	1,017.25	7.75	1.54
International Equity 130/30 Fund***	I Shares	1,000.00	1,008.78	7.09	1.41
	A Shares	1,000.00	1,010.17	8.65	1.72
International Equity Fund	I Shares	1,000.00	1,018.75	6.24	1.24
	A Shares	1,000.00	1,017.25	7.75	1.54
International Equity Index Fund	I Shares	1,000.00	1,021.84	3.13	0.62
	A Shares	1,000.00	1,020.34	4.63	0.92
Large Cap Core Growth Stock Fund[1]	I Shares	1,000.00	1,020.29	4.68	0.93
	A Shares	1,000.00	1,019.05	5.94	1.18
	C Shares	1,000.00	1,015.31	9.70	1.93
Large Cap Growth Stock Fund	I Shares	1,000.00	1,019.65	5.34	1.06
	A Shares	1,000.00	1,018.15	6.84	1.36
	C Shares	1,000.00	1,014.66	10.35	2.06
Large Cap Quantitative Equity Fund	I Shares	1,000.00	1,020.09	4.89	0.97
	A Shares	1,000.00	1,018.85	6.14	1.22
Large Cap Value Equity Fund	I Shares	1,000.00	1,020.74	4.23	0.84
	A Shares	1,000.00	1,019.25	5.74	1.14
	C Shares	1,000.00	1,015.76	9.25	1.84
Mid-Cap Core Equity Fund	I Shares	1,000.00	1,018.80	6.19	1.23
	A Shares	1,000.00	1,017.05	7.95	1.58
	C Shares	1,000.00	1,013.61	11.40	2.27
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.75	5.24	1.04
	A Shares	1,000.00	1,018.20	6.79	1.35
	C Shares	1,000.00	1,014.71	10.30	2.05
Real Estate 130/30 Fund***	I Shares	1,000.00	1,017.75	7.29	1.45
	A Shares	1,000.00	1,012.91	8.70	1.73
Select Large Cap Growth Stock	I Shares	1,000.00	1,020.00	4.99	0.99
	A Shares	1,000.00	1,018.50	6.49	1.29
	C Shares	1,000.00	1,015.01	10.00	1.99
Small Cap Growth Stock Fund	I Shares	1,000.00	1,018.75	6.24	1.24
	A Shares	1,000.00	1,017.25	7.75	1.54
	C Shares	1,000.00	1,013.76	11.25	2.24
Small Cap Value Equity Fund	I Shares	1,000.00	1,018.90	6.09	1.21
	A Shares	1,000.00	1,017.35	7.64	1.52
	C Shares	1,000.00	1,013.91	11.10	2.21
U.S. Equity 130/30 Fund***	I Shares	1,000.00	1,018.60	6.39	1.27
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50
	C Shares	1,000.00	1,018.95	6.04	1.20
Conservative Allocation Strategy	I Shares	1,000.00	1,023.93	1.01	0.20

153

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/10($)	03/31/11($)	10/01/10-03/31/11($)	10/01/10-03/31/11(%)

	A Shares	1,000.00	1,022.44	2.52	0.50
	C Shares	1,000.00	1,018.95	6.04	1.20
Growth Allocation Strategy	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50
	C Shares	1,000.00	1,018.95	6.04	1.20
Moderate Allocation Strategy	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50
	C Shares	1,000.00	1,018.95	6.04	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (182) in the most recent fiscal half-year divided by the number of days in the fiscal year (365).

**	Annualized.

***	Excludes impact of dividend expense and transactions cost on securities sold short.

[1]	Formerly Large Cap Core Equity Fund.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

154

Investment Adviser:
RidgeWorth Investments
3333 Piedmont Road, NE, Suite 1500
Atlanta, Georgia 30305
www.ridgeworth.com

Investment Subadvisers:

Alpha Equity Management LLC	IronOak Advisors LLC
90 State House Square, Suite 1100	919 East Main Street, 15th Floor
Hartford, Connecticut 06103	Richmond, Virginia 23219
www.alphaequityllc.com	www.ironoakadvisors.com

Ceredex Value Advisors LLC	Silvant Capital Management LLC
Lincoln Plaza, Suite 1600	3333 Piedmont Road, NE, Suite 1500
300 South Orange Avenue	Atlanta, Georgia 30305
Orlando, Florida 32801	www.silvantcapital.com
www.ceredexvalue.com

Certium Asset Management LLC	Zevenbergen Capital Investments LLC
3333 Piedmont Road, NE, Suite 1500	601 Union Street, Suite 4600
Atlanta, Georgia 30305	Seattle, Washington 98101
www. certiumllc.com	www. zci.com
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.
Distributor:
RidgeWorth Distributors LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value
RFAR-EQ-0311
5/11

2011 Annual Report
Fixed Income Funds
March 31, 2011
RidgeWorth Investments® is the trade name of RidgeWorth Capital Management. Inc.

TABLE OF CONTENTS
RIDGEWORTH FUNDS  March 31, 2011

Letter to Shareholders	1

Management Discussion of Fund Performance

Fixed Income Funds:
Corporate Bond Fund	3
Georgia Tax-Exempt Bond Fund	5
High Grade Municipal Bond Fund	7
High Income Fund	9
Intermediate Bond Fund	11
Investment Grade Bond Fund	13
Investment Grade Tax-Exempt Bond Fund	15
Limited Duration Fund	17
Limited-Term Federal Mortgage Securities Fund	19
Maryland Municipal Bond Fund	21
North Carolina Tax-Exempt Bond Fund	23
Seix Floating Rate High Income Fund	25
Seix Global Strategy Fund	27
Seix High Yield Fund	29
Short-Term Bond Fund	31
Short-Term U.S. Treasury Securities Fund	33
Total Return Bond Fund	35
Ultra-Short Bond Fund	37
U.S. Government Securities Fund	39
U.S. Government Securities Ultra-Short Bond Fund	41
Virginia Intermediate Municipal Bond Fund	43

Schedules of Portfolio Investments	45

Statements of Assets and Liabilities	155

Statements of Operations	159

Statements of Changes in Net Assets	163

Financial Highlights	177

Notes to Financial Statements	186

Report of Independent Registered Public Accounting Firm	211

Other Federal Tax Information	212

Trustees and Officers of the RidgeWorth Funds	213

Additional Information	215

LETTER TO SHAREHOLDERS
RIDGEWORTH FUNDS  March 31, 2011

Dear Valued Client,

We are encouraged to report that the economy and the financial markets have continued to recover nicely from the Great Recession. In addition, we are pleased to report that the RidgeWorth Funds continued to perform exceptionally well.

Before we delve into our annual review and outlook, the entire RidgeWorth Funds staff and I want to thank you, our valued RidgeWorth shareholders, for choosing and supporting our mutual funds. We focus all our efforts on helping you achieve your investing goals and we are grateful that you have placed your confidence in us. Our mission is to earn your trust not only through superior risk-adjusted investment performance, but also through the excellent service we provide you. One example of such efforts is our newly expanded research and analysis section you can find on our website, www.RidgeWorth.com. We encourage you to take a few minutes to look it over and think you will find it very helpful.

A year ago, we emphasized that both the global economy and the financial markets turned the corner on the most severe downturn in recent memory and that future prospects were positive. We believed that there would be lingering headwinds from the financial crisis stemming from actions taken to correct the debt bubble. Likewise, we were concerned that the housing industry would remain challenged and economic growth, though positive, would be below average.

The shape and character of the current recovery, which began in mid-2009, has been measurably different from previous upturns. Inflation-adjusted growth during this period has been less than 60% of the average of previous recoveries, but the impact of slower growth has not been spread evenly across the economy. Consumer spending, home building, and state and local government outlays are all areas that have been hit particularly hard. Sluggish job growth has hampered consumer spending. Persistent weakness in home values has depressed construction activity, despite continued low interest rates. The decline in home values, in turn, put severe strains on local government finances forcing major spending cuts and layoffs. In large measure, these strains can be tied to past excess borrowing.

There have also been areas of notable relative strength in this cycle including business investment spending and exports. Corporations and businesses restructured aggressively during the downturn and achieved strong and better than expected profitability. Stronger profitability, in turn, helped fund new capital expenditures. The weaker dollar, the result of accommodative and controversial monetary policy and stimulative fiscal policy, helped improve our global competitiveness. Further support came from the Federal Reserve, which began a second round of quantitative easing to help enhance market liquidity and spur investment, and from Congress, which approved a cut in payroll taxes for 2011. Inflation remained low in aggregate, but increases in energy and commodity prices put upward pressure on consumer necessities like food and gasoline.

Against last year’s backdrop of relatively slow growth, stronger corporate earnings, and operating cash flows enhanced by low short-term interest rates and reasonable valuations, equity markets moved higher. The S&P 500 Index1 added over 15% for the 12 months ended March 31, 2011. Mid-cap and small-cap stocks were even stronger, rising 24% and 26%, respectively. Pro-cyclical sectors such as Energy, Materials, and Industrials led the advance while Financials and Health Care stocks lagged. International stocks in the developed markets also improved but lagged in the U.S.

The fixed-income markets also improved over the past year as the Federal Reserve’s low interest rate policy supported low bond yields and narrower credit spreads. The Barclays Capital U.S. Aggregate Bond Index2 rose just over 5% for the year, while corporate bonds and high yield securities gained 7.4% and 14.3%, respectively. The shape of the Treasury yield curve remained historically steep despite lower yields.

The RidgeWorth Funds continued to perform exceptionally well in these strong markets. More than 70% of the RidgeWorth Funds beat their Lipper Peer Group averages for each of the 1-, 3-, 5-, and 10-year periods ended March 31, 2011. Similarly, 55% of our equity and fixed income funds received either four or five stars from Morningstar, while all four of our Asset Allocation funds received these ratings. Beyond investment performance, we have good news to share in the marketing and distribution area as the Mutual Fund Education Alliance (MFEA) presented RidgeWorth Capital Management, Inc. with four awards in the medium-sized mutual fund family. RidgeWorth Capital Management, Inc. won the “Overall Advisor Communication Award” for tools and resources we

LETTER TO SHAREHOLDERS  (concluded)
RIDGEWORTH FUNDS  March 31, 2011

developed to help advisors educate investors about specific investment styles and topics. It is a great honor to be recognized not only for strong fund investment performance but also for client service and education.

Our outlook for the economy and the markets remains positive due to improving job growth, low interest rates, and reasonable equity valuations. However, we also believe many of the challenges that affected the markets over the past year are still with us; a weak housing market, heavy consumer debt burdens, high unemployment, record federal deficits, and fiscal strains both locally and in the European Union. An additional challenge will be the sharp rise in food and energy prices we have experienced recently. Moreover, with the S&P 500 Index1 up nearly 100% from the 2009 low and credit spreads closer to historical norms, we believe such strong returns will prove difficult to achieve over the upcoming year. We expect a slower than normal pace of recovery because of the headwinds mentioned above but inflation will likely trend higher due to the rise in food and energy prices. We also believe that despite the recent increases in inflation, the Federal Reserve may continue to keep interest rates artificially low for a longer period given the relatively weak condition of the consumer.

The past year has been good for the economy, the markets, and the RidgeWorth Funds. We would like to again thank you for your trust and confidence in us, and we look forward to another great year together.

Sincerely,

Ashi Parikh

Chairman, CEO, CIO

RidgeWorth Capital Management, Inc.

[1]	The S&P 500 Index is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

CORPORATE BOND FUND
Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

International investing involves increased risk and volatility.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Corporate Bond Fund participated broadly in the strong corporate bond market returning 6.92% (I Shares) but lagged the Barclays Capital U.S. Corporate Index’s return of 7.46%.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Corporate spreads continued to tighten over the year, providing significant excess returns which were positive for the Fund. The most significant detractor to performance over the course of the year was our underweight in banking and finance. Until we have greater confidence in the value of bank assets, our bottom-up research outlook continues to be cautious for the banking industry. The biggest single risk we see to the banking industry is a potential double dip in housing. Returns in the quarter ended March 31, 2011 (the last quarter in the fiscal year) were driven by the indiscriminate grab for yield that was not fundamentally driven. Our higher quality and more liquid bias were negatively impacted.

How do you plan to position the Fund, based on market conditions?

While rates rose modestly in the quarter ended March 31, 2011, it is easy to forget that for the full fiscal year, rates actually fell 35 basis points (0.35%) as measured by the 10 year Treasury. Regardless, investors still seem fixated on the prospects for higher interest rates, but we see little cause for immediate concern. Consumers are still deleveraging, working off an inordinate amount of debt; and job creation during this recovery has been woefully anemic. Aside from the bearish rate bias already in the market psyche and positioning, rates should remain broadly range-bound, with a strong possibility that the yield curve will flatten.

For corporates specifically, spreads are expected to be range-bound (approximately 140 basis points to Treasuries) offering good risk-adjusted yields. Technical conditions should be positive although increases in net supply could present some weakness, while fundamentals are favorable, but idiosyncratic risk is expected to rise.

CORPORATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate Index, which covers U.S. dollar-denominated, investmentgrade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
						Since
Corporate Bond Fund		Inception Date	1 Year	3 Year	5 Year	Inception
A Shares	without sales charge	10/08/03	6.67%	6.39%	6.11%	5.61%
	with sales charge*		1.63%	4.68%	5.09%	4.92%

C Shares	without CDSC	11/30/01	5.87%	5.61%	5.36%	5.02%
	with CDSC*		4.88%	5.61%	5.36%	5.02%

I Shares		11/30/01	6.92%	6.70%	6.43%	5.87%

Barclays Capital U.S. Corporate Index			7.46%	7.50%	6.48%	5.95%

Prospectus Expense Ratio[1]						Gross
A Shares						0.81%

C Shares						1.51%

I Shares						0.52%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

GEORGIA TAX-EXEMPT BOND FUND
Portfolio Manager

•	Chris Carter, CFA

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Fund’s I Shares had a total return of -1.19%, versus an average return of -0.76% for the Lipper Georgia Municipal Debt Objective, a 3.39% total return for the Barclays Capital 10 Year Municipal Bond Index, and a 1.63% total return for the Barclays Capital U.S. Municipal Bond Index (the “Index”). The intermediate portion of the municipal yield curve (the 7- and 10-year sectors) provided the greatest total returns during the period (according to Barclays Capital). Relative to the Index, the Fund maintains an overweight of less than 1-year, 7-year, 20-year, and 22-year and longer paper as of March 31, 2011. Additionally, relative to the Index, the Fund maintains a higher allocation to securities rated A, a neutral allocation to AAA-rated bonds, and a lower allocation to securities in the AA and BAA rating categories. Trading activity and portfolio events during the period resulted in exposure to the less than 1-year, 7-year, 10-year, and 20-year sectors being increased. 10- and 30-year generic AAA-rated municipal bond yields increased 10 and 63 basis points respectively, over the 12 months, while 5-year yields were unchanged (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Yield curve positioning was a hindrance to the Fund’s performance for the period. Although the Fund began reducing exposure to the long end of the yield curve (22-year and longer final maturities) in November 2010, the Fund still maintains an overweight of this maturity range relative to the Index. The Fund’s exposure to the long end peaked at 44% of assets in June 2010. The current allocation is 24%, versus 20% for the Index. The long bond sector underperformed the 7-year sector by 541 basis points for the 12 months ended March 31, 2011, according to Barclays Capital. A small allocation to lower coupon securities, the Standard & Poor’s ratings downgrade of DeKalb County, and the performance of select A-rated bonds also negatively impacted performance.

How do you plan to position the Fund, based on market conditions?

Our goals for 2011 were to reduce the duration, long bond sector exposure, and negative convexity of the Fund. We began this process in the fourth quarter of 2010 and have made great progress. These goals were set in response to our forecast for increased municipal market price volatility and higher yields (lower bond prices) over time. All activities will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process.

GEORGIA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–1.24%	2.95%	2.81%	3.36%
	with sales charge*	–5.92%	1.29%	1.81%	2.86%

I Shares		–1.19%	3.11%	2.97%	3.53%

Barclays Capital U.S. Municipal Bond Index		1.63%	4.47%	4.14%	4.66%

Prospectus Expense Ratio[1]					Gross
A Shares					0.76%

I Shares					0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

HIGH GRADE MUNICIPAL BOND FUND
Portfolio Manager

•	Ronald Schwartz, CFA

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Fund’s I Shares had a total return of 1.82%, outperforming the Barclays Capital U.S. Municipal Bond Index (the “Index”) and its peer group, the Lipper Insured Municipal Debt Fund Average, which returned 1.63% and 0.18%, respectively. The intermediate portion of the municipal yield curve (the 7- and 10-year sectors) provided the greatest total returns during the period according to Barclays Capital. Relative to the Index, the Fund maintains an overweight of less than 5-year, 20-year, and 22-year and longer paper as of March 31, 2011. Additionally, relative to the Index, the Fund maintains a higher allocation to securities rated AAA, and under allocation to the other ratings categories. Trading activity and portfolio events during the period resulted in exposure to the less than 1-year, 3-year, 7-year, and 22-years and longer sectors being decreased, while increasing exposure to 5- and 10-year sectors. The 10- and 30-year generic AAA-rated municipal bond yields increased 10 and 63 basis points, respectively, over the 12 months, while 5-year yields were unchanged (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2011?

We were able to outperform during the period by adopting a more conservative approach than many of our peers. The Fund reduced exposure to the long end of the yield curve (22-year and longer final maturities) and still maintains an overweight of this maturity range relative to the Index. The current allocation is 39%, versus 20% for the Index. The long bond sector underperformed the 7-year sector by 541 basis points for the 12 months ended March 31, 2011 according to Barclays Capital. Many peers had a greater level of exposure to longer maturities. In addition, the Fund held fewer BBB-rated bonds than the Index (2.6% versus 9%) and many of its peers. BBB-rated securities underperformed AAA-rated securities by 205 basis points during the period according to Barclays Capital.

How do you plan to position the Fund, based on market conditions?

Our goals for 2011 were to reduce the duration, long bond sector exposure, and negative convexity of the Fund. We began this process in the fourth quarter of 2010 and have made great progress. These goals were set in response to our forecast for increased municipal market price volatility and higher yields (lower bond prices) over time. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process.

HIGH GRADE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.66%	4.07%	3.78%	3.83%
	with sales charge*	–3.20%	2.40%	2.78%	3.33%

I Shares		1.82%	4.23%	3.96%	4.02%

Barclays Capital U.S. Municipal Bond Index		1.63%	4.47%	4.14%	4.66%

Prospectus Expense Ratio[1]					Gross
A Shares					0.83%

I Shares					0.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

HIGH INCOME FUND
Portfolio Managers

•	Michael McEachern, CFA
•	Brian Nold, M.D.

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Fund returned 15.83% (I Shares) vs. 14.31% for the Barclays Capital U.S. Corporate High Yield Bond Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s 15.83% return for the one year period was 152 basis points ahead of its benchmark return. The top performers in the Fund over the past year were positions associated with the reorganization in bankruptcy of three asset rich cyclical issuers. In addition, the portfolio benefited from favorable security selection in nearly all industries, but especially Utilities, Healthcare and Telecommunication Services.

How do you plan to position the Fund, based on market conditions?

The high yield environment is still favorable. Only one high yield bond issuer defaulted in March 2010 and there were no Bank Loan defaults. Given the moderately positive outlook for economic growth, we do not expect pressure on top line revenue. Issuers that significantly increased leverage through buyouts in 2005–2007 (and have not defaulted) continue to extend maturities to avoid a possible rollover crisis in the future. Since the beginning of 2009, $479 billion in high yield bond and loan maturities have been paid down or pushed off beyond 2014.

High yield new issuance remains robust and, year to date, more than 60% of the proceeds have been used to refinance existing debt. There has been a pick up in merger and acquisition activities, but the majority of deals have not increased leverage at high yield issuers. We, however, are mindful of a change in climate and are reexamining each issuer’s potential for positive or negative credit events. These considerations have always been a part of our credit review and revisiting prior assumptions is worthwhile. In looking at demand, mutual fund flows into high yield are still positive. Investors continue to expect that high yield will experience a period of low defaults and relatively attractive yields compared to alternatives. We are increasing exposure to favored lower-quality Auto, Utility and Telecommunications issuers. Also, we are reinvesting the proceeds of calls and tenders in attractive offerings in the new issue market.

HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate High Yield Bond Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
							Since
High Income Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Inception
A Shares	without sales charge	10/27/03	15.47%	13.64%	9.99%	N/A	9.57%
	with sales charge*		9.96%	11.81%	8.92%	N/A	8.85%

R Shares∧		05/04/94	15.07%	13.17%	9.42%	8.44%	6.21%

I Shares		10/03/01	15.83%	13.99%	10.33%	N/A	9.73%

							9.07%[2]
Barclays Capital U.S. Corporate High							7.98%[2]
Yield Bond Index			14.31%	12.94%	9.12%	8.63%	9.84%[2]

Prospectus Expense Ratio[1]							Gross
A Shares							1.04%

R Shares							1.32%

I Shares							0.74%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

∧	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

[2]	The Since Inception total returns for the Barclays Capital U.S. Corporate High Yield Bond Index are from 10/27/03, 4/30/94 and 10/03/01, respectively.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

INTERMEDIATE BOND FUND
Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Intermediate Bond Fund returned 3.75% (I Shares), versus 4.63% for the Barclays Capital Intermediate U.S. Government/Credit Bond Index (the “Index”). For longer time periods, performance has exceeded the Index at 5.55%, versus 4.49% for the 3-year period, and 6.23%, versus 5.68% for the 5-year period.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s 3.75% return for the one-year period lagged the benchmark return by 88 basis points in a year that experienced considerable volatility. The first quarter of the fiscal year (quarter ended June 2010) was one where quality dominated, only to be followed up by the last quarter (quarter ended March 2011) when riskier and less liquid securities led performance. Given our more conservative positioning, the Fund’s performance was negatively impacted as investors chose to ignore the broader global developments and focus only on Federal Reserve quantitative easing euphoria.

How do you plan to position the Fund, based on market conditions?

While rates rose modestly in the quarter ended March 2011, it is easy to forget that for the full fiscal year, rates actually fell 35 basis points (0.35%) as measured by the 10 year Treasury. Regardless, investors still seem fixated on the prospects for higher interest rates, but we see little cause for immediate concern. Consumers are still deleveraging, working off an inordinate amount of debt; and job creation during this recovery has been woefully anemic. Aside from the bearish rate bias already in the market psyche and positioning, rates should remain broadly range-bound, with a strong possibility that the yield curve will flatten.

In the corporate space, spreads are expected to be range-bound (approximately 140 basis points to Treasuries) offering good risk-adjusted yields. Technical conditions should be positive, although increases in net supply could present some weakness, while fundamentals are favorable but idiosyncratic risk is expected to rise.

INTERMEDIATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (the U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, and have $250 million or more of outstanding face value. In addition, the securities must be fixed rate and non-convertible securities. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
Intermediate Bond Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	06/30/99	3.49%	5.28%	5.96%	4.86%
	with sales charge*		–1.47%	3.60%	4.94%	4.36%

R Shares		06/30/99	3.03%	4.77%	5.41%	4.50%

I Shares		06/30/99	3.75%	5.55%	6.23%	5.06%

Barclays Capital Intermediate U.S. Government/Credit Bond Index			4.63%	4.49%	5.68%	5.20%

Prospectus Expense Ratio[1]						Gross
A Shares						0.56%

R Shares						1.02%

I Shares						0.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date for A Shares and R Shares is based on the performance of the Class I Shares of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund and performance is based on the performance of I Shares. During the period 10/16/07 through 1/17/08, R Shares did not have any shareholders. Historical performance based on the predecessor fund or on the I Shares has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

INVESTMENT GRADE BOND FUND
Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Investment Grade Bond Fund returned 3.91% (I Shares), versus 5.26% for the Barclays Capital U.S. Government/Credit Bond Index (the “Index”). For longer time periods, performance has exceeded the Index at 6.30%, versus 4.82% for the 3-year period and 6.43%, versus 5.83% for the 5-year period.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s 3.91% return for the one year period lagged the benchmark return by 135 basis points in a year that experienced considerable volatility. The first quarter of the fiscal year (quarter ended June 2010) was one where quality dominated, only to be followed up by the last quarter (quarter ended March 2011) when riskier and less liquid securities led performance. Given our more conservative positioning, the Fund’s performance was negatively impacted as investors chose to ignore the broader global developments and focus only on Federal Reserve quantitative easing euphoria.

How do you plan to position the Fund, based on market conditions?

While rates rose modestly in the quarter ended March 31, 2011, it is easy to forget that for the full fiscal year, rates actually fell 35 basis points (0.35%) as measured by the 10-year Treasury. Regardless, investors still seem fixated on the prospects for higher interest rates, but we see little cause for immediate concern. Consumers are still deleveraging, working off an inordinate amount of debt; and job creation during this recovery has been woefully anemic. Aside from the bearish rate bias already in the market psyche and positioning, rates should remain broadly range-bound, with a strong possibility that the yield curve will flatten.

In the corporate space, spreads are expected to be range-bound (approximately 140 basis points to Treasuries) offering good risk-adjusted yields. Technical conditions should be positive, although increases in net supply could present some weakness, while fundamentals are favorable but idiosyncratic risk is expected to rise.

INVESTMENT GRADE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Government/Credit Bond Index, which is the non-securitized component of the Barclays Capital U.S. Aggregate Index and includes Treasury (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-authority issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Investment Grade Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.61%	5.98%	6.11%	5.01%
	with sales charge*	–1.31%	4.26%	5.08%	4.50%

R Shares∧		3.41%	5.51%	5.56%	4.45%

I Shares		3.91%	6.30%	6.43%	5.36%

Barclays Capital U.S. Government/Credit Bond Index		5.26%	4.82%	5.83%	5.53%

Prospectus Expense Ratio[1]					Gross
A Shares					0.88%

R Shares					1.13%

I Shares					0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

∧	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Shares expenses.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

INVESTMENT GRADE TAX-EXEMPT BOND FUND
Portfolio Manager

•	Ronald Schwartz, CFA

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Fund’s I Shares had a total return of 2.22%, outperforming its peer group, the Lipper Intermediate Municipal Debt Fund Average, which returned 2.08%, while underperforming the Barclays Capital U.S. Municipal Bond 1-15 Year Muni Blend Index (the “Index”), which returned 2.78%. The intermediate portion of the municipal yield curve (the 7- and 10-year sectors) provided the greatest total returns during the period according to Barclays Capital. Relative to the Index, the Fund maintained an overweight of the 5-year, 7-year, 20-year, and 22-years and longer maturity buckets; with all other maturity buckets being underweight. Additionally, relative to the Index, the Fund maintained a higher allocation to securities rated AAA, and under-allocation to the other ratings categories. Trading activity and portfolio events during the period resulted in reduced exposure to all maturity sectors, except the 3-year and 5-year, which saw increased allocation. The 10-year and 30-year generic AAA-rated municipal bond yields increased 10 and 63 basis points, respectively, over the 12 months, while 5-year yields were unchanged (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2011?

We were able to outperform during the period by adopting a more conservative approach than many of our peers. The Fund reduced exposure to the long end of the yield curve (22-year and longer final maturities) and still maintains an overweight of this maturity range relative to the Index. The current allocation is 13%, versus no exposure for the Index. The long bond sector underperformed the 7-year sector by 541 basis points for the 12 months ended March 31, 2011 according to Barclays Capital. Many peers had a greater level of exposure to longer maturities. In addition, the Fund held fewer BBB-rated bonds than the Index (0.50% versus 7%) and many of its peers. BBB-rated securities underperformed AAA-rated securities by 205 basis points during the period according to Barclays Capital.

How do you plan to position the Fund, based on market conditions?

Our goals for 2011 were to reduce the duration, long bond sector exposure, and negative convexity of the Fund. We began this process in the fourth quarter of 2010 and have made great progress. These goals were set in response to our forecast for increased municipal market price volatility and higher yields (lower bond prices) over time. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index is composed of tax-exempt bonds with maturities ranging between 1 and 15 years. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Investment Grade Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.93%	4.49%	4.42%	4.33%
	with sales charge*	-2.92%	2.81%	3.40%	3.83%

I Shares		2.22%	4.80%	4.73%	4.70%

Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		2.78%	4.70%	4.70%	4.61%

Prospectus Expense Ratio[1]					Gross
A Shares					0.88%

I Shares					0.60%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

LIMITED DURATION FUND
Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Limited Duration Fund returned 1.37% (I Shares), versus 0.16% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund continued to outperform its benchmark, the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, with short-term interest rates at historic lows and the majority of its return earned through coupon income. By utilizing a variety of securitized assets with attractive spreads, the Fund produces a steady source of income with price preservation as a secondary goal.

How do you plan to position the Fund, based on market conditions?

Investors still seem fixated on the prospects for higher interest rates. While rates rose modestly in the quarter ended March 31, 2011, we see little cause for immediate concern. Consumers are still deleveraging, working off an inordinate amount of debt; and job creation during this recovery has been woefully anemic. Aside from the bearish rate bias already in the market psyche and positioning, the Federal Reserve will likely remain on hold and short term rates should remain at very low levels.

LIMITED DURATION FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 was made on 10/25/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
					Since
Limited Duration Fund	Inception Date†	1 Year	3 Year	5 Year	Inception
I Shares	10/25/02	1.37%	0.88%	2.30%	2.14%

Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index		0.16%	0.51%	2.23%	2.14% *

Prospectus Expense Ratio[1]					Gross
I Shares					0.28%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	I Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund.

*	The performance return and the hypothetical $10,000 investment for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is for the period from 10/31/02 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Adrien Webb, CFA
•	Michael Rieger
•	Seth Antiles, Ph.D

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Limited Term Federal Mortgage Securities Fund returned 4.73% (I Shares), versus 4.37% for the Barclays Capital U.S. Mortgage Backed Securities Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s 4.73% return for the one year period was ahead of the benchmark return by 36 basis points and was driven by security and coupon selection and effective management of prepayment risk. Commercial Mortgage-Backed Securities (CMBS) exposure provided yield enhancement and prepayment stability for much of the year, while reducing overall portfolio volatility.

How do you plan to position the Fund, based on market conditions?

While rates rose modestly in the quarter ended March 31, 2011, it is easy to forget that for the full fiscal year, rates actually fell 35 basis points (0.35%) as measured by the 10 year Treasury. Regardless, investors still seem fixated on the prospects for higher interest rates, but we see little cause for immediate concern. Consumers are still deleveraging, working off an inordinate amount of debt; and job creation during this recovery has been woefully anemic. Aside from the bearish rate bias already in the market psyche and positioning, rates should remain broadly range bound, with a strong possibility that the yield curve will flatten.

The securitized sector has become more attractive. Higher coupon 30 year pass-throughs offer safe yield at a reasonable price. Additionally, longer average life collateralized mortgage obligations (CMOs) of 15 year collateral offer both yield and structure that allows us to hold a more stable securitized portfolio.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Mortgage Backed Securities Index, which covers agency mortgagebacked pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Limited-Term Federal Mortgage Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	4.53%	5.67%	5.38%		4.37%
	with sales charge*	1.87%	4.79%	4.86%		4.11%

C Shares	without CDSC	3.69%	4.82%	4.54%		3.75%
	with CDSC*	2.69%	4.82%	4.54%		3.75%

I Shares		4.73%	5.87%	5.60%		4.61%

Barclays Capital U.S. Mortgage Backed Securities Index		4.37%	5.88%	6.48%		5.66%

Prospectus Expense Ratio[1]					Gross
A Shares					0.89%

C Shares					1.69%

I Shares					0.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

MARYLAND MUNICIPAL BOND FUND
Portfolio Manager

•	George E. Calvert, Jr.

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The Maryland Municipal Bond Fund outperformed the Lipper Maryland Municipal Debt Funds average but lagged the Barclays Capital U.S. Municipal Bond Index (the “Index”) for the 12 months. The Fund returned 0.53% (I Shares) versus 0.04% for the Lipper average and 1.63% for the Index (calculated without fees). Returns for periods of three years and longer are well above the peer average, while the two year return was significantly below the peer average, a period during which very long bonds and lower-quality bonds outperformed shorter, high grade bonds.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

For the first six months of the period, the Fund performed in line with the market, rallying strongly off of distressed price levels remaining from the 2009 market dislocation that left municipals undervalued. Returns for this period were over 5%, as we held a duration position slightly longer than the Index. Much of these gains were lost at the end of 2010, and our exposure to the long end of the curve led to underperformance when prices fell dramatically after mutual fund flows turned negative and funds were large sellers. For the fourth quarter, we outperformed the peer group during a period of falling prices and minimal positive returns, in part, by holding fewer lower-quality bonds than the market and by a reduced exposure to the long end of the curve as the lower-rated and long bonds fell the most in price.

How do you plan to position the Fund, based on market conditions?

We will maintain a high credit quality orientation and diversify as well as possible in a state with a short list of frequent issuers, holding an underweight to lower investment grade bonds and an underweight to long paper, depending on the steepness of the yield curve past 17 years. We will hold Puerto Rico securities and a small weighting to other non-Maryland municipals from time to time, for income and diversification. Though credit concerns abound across the country, the legal protections provided for most state and local government debt, especially in Maryland, should carry the day and continue to provide a vehicle for competitive returns on a taxable equivalent basis, compared to other fixed income sectors. Duration to worst over the past year ranged from 5.5 to 6.5 and we expect to stay in the top half of that range, while remaining short to neutral to our duration target. Great attention will be paid to curve positioning if the curve flattens with the coming of higher rates, as many expect.

MARYLAND MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Maryland Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares†	without sales charge	0.38%	4.03%	3.81%		4.05%
	with sales charge*	–4.37%	2.36%	2.80%		3.55%

I Shares		0.53%	4.12%	3.87%		4.08%

Barclays Capital U.S. Municipal Bond Index		1.63%	4.47%	4.14%		4.66%

Prospectus Expense Ratio[1]					Gross
A Shares					0.83%

I Shares					0.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares performance reflects the maximum front-end sales charge of 4.75%.

†	Prior to August 1, 2009, there were no assets in Class A Shares. The performance shown prior to such date is based on the performance of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

NORTH CAROLINA TAX-EXEMPT BOND FUND
Portfolio Manager

•	Chris Carter, CFA

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Fund’s I Shares had a total return of -0.14% versus an average return of -0.47% for the Lipper North Carolina Municipal Debt Objective, a 3.39% total return for the Barclays Capital 10 Year Municipal Bond Index, and a 1.63% total return for the Barclays Capital U.S. Municipal Bond Index. The intermediate portion of the municipal yield curve (the 7- and 10-year sectors) provided the greatest total returns during the period according to Barclays Capital. Relative to the Barclays Capital U.S. Municipal Bond Index, the Fund maintains an overweight of less than 1-year, 7-year, 10-year, 20-year, and 22-year and longer paper as of March 31, 2011. Additionally, relative to the Index, the Fund maintains a higher allocation to securities rated AAA and A, and a lower allocation to securities in the AA and BAA rating categories. Trading activity and portfolio events during the period resulted in exposure to every maturity sector between 1- and 15-years being increased. 10- and 30-year generic AAA-rated municipal bond yields increased 10 and 63 basis points, respectively, over the 12 months, while 5-year yields were unchanged (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the period ended March 31, 2011?

We were able to outperform during the period by adopting a more conservative approach than many of our peers. The Fund began reducing exposure to the long end of the yield curve (22-year and longer final maturities) in November 2010, and still maintains an overweight of this maturity range relative to the Index. The Fund’s exposure to the long end peaked at 44% of assets in May 2010. The current allocation is 24%, versus 20% for the Index. The long bond sector underperformed the 7-year sector by 541 basis points for the 12 months ended March 31, 2011 according to Barclays Capital. Many peers had a greater level of exposure to longer maturities. In addition, the Fund holds fewer BBB-rated bonds than the Index (3% versus 9%) and many of its peers. BBB-rated securities underperformed AAA-rated securities by 205 basis points during the period according to Barclays Capital. Select holdings in the public power sector also aided performance.

How do you plan to position the Fund, based on market conditions?

Our goals for 2011 were to reduce the duration, long bond sector exposure, and negative convexity of the Fund. We began this process in the fourth quarter of 2010 and have made great progress. These goals were set in response to our forecast for increased municipal market price volatility and higher yields (lower bond prices) over time. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high relative to its peers. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process.

NORTH CAROLINA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
						Since
North Carolina Tax-Exempt Bond Fund		Inception Date†	1 Year	3 Year	5 Year	Inception
A Shares	without sales charge	01/08/04	–0.30%	3.55%	3.12%	3.02%
	with sales charge*		–5.03%	1.89%	2.13%	2.33%

I Shares		01/08/04	–0.14%	3.70%	3.29%	3.09%

Barclays Capital U.S. Municipal Bond Index			1.63%	4.47%	4.14%	3.99%**

Prospectus Expense Ratio[1]						Gross
A Shares						0.78%

I Shares						0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	I Shares and A Shares were offered beginning on 3/21/05. The performance shown prior to such date for I Shares and A Shares is based on the performance of the CCMI Tax-Exempt North Carolina Bond Fund, the predecessor fund. Historical performance has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

**	The performance return and the hypothetical $10,000 investment for the Barclays Capital U.S. Municipal Bond Index is for the period from 12/31/03 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

SEIX FLOATING RATE HIGH INCOME FUND
Portfolio Managers

•	George Goudelias
•	Michael McEachern, CFA

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Seix Floating Rate High Income Fund returned 8.64% (I Shares), versus 6.52% for the Credit Suisse First Boston (CSFB) Institutional Leveraged Loan Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s 8.64% return for the one year period was 212 basis points ahead of its benchmark return. The outperformance was the result of positive security selection in Chemicals, Finance, Energy and Telecommunications. Also adding to returns was the allocation to high yield bonds which, because of its longer duration, was a benefit as interest rates fell over the last 12 months.

How do you plan to position the Fund, based on market conditions?

The bank loan investment environment is still favorable. Only one high yield bond issuer defaulted in March and there were no bank loan defaults. Given the moderately positive outlook for economic growth, we do not expect pressure on top line revenue. Issuers that significantly increased leverage through buyouts in 2005-2007 (and have not defaulted) continue to extend maturities to avoid a possible rollover crisis in the future. Since the beginning of 2009, $479 billion in high yield bond and loan maturities have been paid down and pushed off beyond 2014.

We continue to look for ideas that improve the Fund’s upside. Cash has been made available through early paydowns and sales. Many issuers are using a robust primary market in high yield bonds to retire short maturity loans and bonds. We have been reinvesting the proceeds in new issues for the most part. These included attractive offerings in the Media, Technology and Aerospace industries. We remain overweighted in our favored, more stable industries (Telecommunications and Energy) and cautious about issuers in the Service and Forest Product sectors.

SEIX FLOATING RATE HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/1/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The CSFB Institutional Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the USD-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes and market prices. CSFB Institutional Leveraged Loan Index is a subindex of the CSFB Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding TL and TLA facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investments. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
						Since
Seix Floating Rate High Income Fund		Inception Date†	1 Year	3 Year	5 Year	Inception
A Shares	without sales charge	03/01/06	8.29%	6.39%	4.35%	4.28%
	with sales charge*		5.53%	5.49%	3.81%	3.75%

C Shares	without CDSC	03/01/06	7.57%	5.71%	3.93%	3.87%
	with CDSC*		6.57%	5.71%	3.93%	3.87%

I Shares		03/01/06	8.64%	6.73%	4.67%	4.59%

CSFB Institutional Leveraged Loan Index			6.52%	2.95%	2.21%	2.32% **

Prospectus Expense Ratio[1]						Gross
A Shares						0.86%

C Shares						1.52%

I Shares						0.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

**	The performance return and the hypothetical $10,000 investment for the CSFB Institutional Leveraged Loan Index is for the period from 2/28/06 to 3/31/11.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

SEIX GLOBAL STRATEGY FUND
Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Seth Antiles, Ph.D

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

To implement its investment strategy, the Fund will enter into foreign currency forward contracts and will buy or sell derivative instruments (such as credit linked notes, futures, options, inverse floaters, swaps, including credit default swaps and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks such as volatility and potential loss.

Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency by a country’s government or banking authority, or as a result of political, social or economic events, also will have a significant impact on the value of any investments denominated in that currency.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Seix Global Strategy Fund returned -9.06% (I Shares), versus 18.26% for the J.P. Morgan Emerging Markets Bond+ Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s -9.06% return for the one year period severely lagged the benchmark return. The Fund’s underperformance is due to several factors. An underweight in emerging market debt detracted for performance at a time when spread tightening was significant. Keeping the Fund’s duration short versus the benchmark was also costly. Performance was also negatively impacted by our long dollar position versus the Euro as the Euro rallied significantly. The Euro strength/Dollar weakness was driven by two primary factors: the Federal Reserve’s loose monetary policy, which underpinned significant risk taking globally, and the European Central Bank’s focus on inflationary pressures in core Europe despite weakness in the European periphery. This created interest rate differentials that favored the Euro over the Dollar. As a consequence, investors moved away from the Dollar in favor of higher carry and risk.

How do you plan to position the Fund, based on market conditions?

As 2011 progresses, a growing divergence between the Federal Reserve and global central banks is becoming increasingly apparent. While the Federal Reserve continues to view rising inflation in commodity and food prices as transitory, most other central banks around the world see these prices pressures as more threatening and they are pushing up policy rates in order to address their concerns. As a consequence of the policy divergence between the Federal Reserve and other central banks, the dollar is increasingly being used as a funding currency, which is resulting in dollar weakness against other currencies. By the end of the quarter we adjusted our portfolio to tactically take advantage of interest rate differentials between the U.S. and other countries in the world. We have established several positions in foreign currency. We view these positions as tactical. From a longer term perspective, we remain concerned that excesses in financial markets are building, and a sharp pullback in risk appetite is on the horizon.

SEIX GLOBAL STRATEGY FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 9/8/08. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the J.P. Morgan Emerging Markets Bond+ Index (“EMBI+”). This index tracks total returns for U.S. dollar-denominated debt instruments of the Emerging Markets, Brady bonds, loans Eurobonds. The EMBI+ currently covers 103 instruments across 15 countries. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
				Since
Seix Global Strategy Fund		Inception Date†	1 Year	Inception
A Shares	without sales charge	09/08/08	–9.06%	–1.01%
	with sales charge*		–13.36%	–2.88%

I Shares		09/08/08	–9.06%	–1.01%

J.P. Morgan Emerging Markets Bond+ Index			18.26%	9.70% **

Prospectus Expense Ratio[1]				Gross
A Shares				1.46%

I Shares				1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	The A Shares were offered beginning on 12/16/10. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

**	The performance return and the hypothetical $10,000 investment for the J.P. Morgan Emerging Markets Bond+ Index is for the period from 8/31/08 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

SEIX HIGH YIELD FUND
Portfolio Managers

•	Michael McEachern, CFA
•	Michael Kirkpatrick
•	Brian Nold, M.D.

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Seix High Yield Fund returned 15.24% (I Shares), versus 13.63% for the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s 15.24% return for the one year period was 161 basis points ahead of its benchmark return. The outperformance was the result of positive security selection in nearly all industries, but especially Utilities, Finance, Telecom, Insurance, Cable and Healthcare. Many of the outperforming issues had been held in the portfolio for over a year and had experienced some volatility in the interim. In many cases, after reevaluating the credit, the Investment Team concluded that their original analysis was still valid and they decided to continue to hold the securities. These decisions paid off during the year ended March 31, 2011.

How do you plan to position the Fund, based on market conditions?

The High Yield environment is still favorable. Only one High Yield bond issuer defaulted in March 2010 and there were no Bank Loan defaults. Given the moderately positive outlook for economic growth, we do not expect pressure on top line revenue. Issuers that significantly increased leverage through buyouts in 2005-2007 (and have not defaulted) continue to extend maturities to avoid a possible rollover crisis in the future. Since the beginning of 2009, $479 billion in High Yield bond and loan maturities have been paid down and pushed off beyond 2014.

High Yield new issuance remains robust and, year to date, more than 60% of the proceeds have been used to refinance existing debt. There has been a pickup in merger and acquisition activities, but the majority of deals have not increased leverage at High Yield issuers. We, however, are mindful of a change in climate and are reexamining each issuer’s potential for positive or negative credit events. These considerations have always been a part of our credit review and revisiting prior assumptions is worthwhile. In looking at demand, mutual fund flows into High Yield are still positive. Investors continue to expect that High Yield will experience a period of low defaults and relatively attractive yields compared to alternatives. Cash has been made available through calls and tenders and we are planning to reinvest the proceeds to improve the potential upside, including investing in attractive new issues.

SEIX HIGH YIELD FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index, which tracks the performance of BB1 through B3 USD-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. This index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/11
Seix High Yield Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	12/29/00	14.99%	9.88%	7.00%	7.25%
	with sales charge*		9.54%	8.10%	5.97%	6.73%

R Shares∧		12/29/00	14.61%	9.14%	6.21%	6.84%

I Shares		12/29/00	15.24%	9.98%	7.11%	7.42%

Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index			13.63%	10.68%	7.92%	7.75%

Prospectus Expense Ratio[1]						Gross
A Shares						0.75%

R Shares						1.07%

I Shares						0.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	The I Shares, A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix High Yield Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

∧	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

SHORT-TERM BOND FUND
Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The Short-Term Bond returned 2.28% (I Shares) for the 12-month period ended March 31, 2011. The Fund outperformed its benchmarks, the Barclays Capital 1-3 Year Government/Credit Index and Citigroup 1-3 Government/Credit Index, which returned 2.08% and 2.06%, respectively.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s excess return was primarily driven by sector allocation; the Fund maintained an overweight allocation to higher beta sectors, specifically corporate bonds and mortgage-backed securities, which provided the greatest excess return versus the benchmark. The Fund’s underweight allocation to U.S. Treasury securities and U.S. Agency securities also added to relative performance.

How do you plan to position the Fund, based on market conditions?

We expect the economy to continue to show modest signs of improvement: however, headwinds remain along the pathway to sustained recovery and economic growth. We expect to maintain our short to neutral duration posture based upon current low short-term rates. In such a steep yield curve environment, we believe that a barbell yield curve position will perform better when short-term rates rise faster than long-term rates. Despite record budget deficits and debt issuances domestically, inflation is not a significant near-term concern. Our outlook relative to sector rotation is to remain overweight spread product in corporate bonds with an emphasis on lower-rated investment grade. We will likely remain underweight U.S. Treasury and U.S. Government Agency debentures due to current imbalances. Finally, our outlook calls for emphasis on mortgage-backed and asset-backed securities due to the superior carry they offer relative AAA-rated bonds.

SHORT-TERM BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective March 31, 2010 the, benchmark index for the Fund changed from the Citigroup 1-3 Year Government/Credit Index to the Barclays Capital 1-3 Year Government/Credit Index.

The Fund’s performance is compared to the Barclays Capital 1-3 Year Government/Credit Index and the Citigroup 1-3 Year Government/ Credit Index. The Barclays Capital 1-3 Year Government/Credit Index is the 1-3 year component of the U.S. Government/Credit index. The Barclays Index includes securities in the Barclays Capital Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Citigroup 1-3 Year Government/Credit Index is an index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the index have maturities of one year or greater and less than three years. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	2.18%	3.23%	4.02%		3.23%
	with sales charge*	–0.42%	2.38%	3.49%		2.96%

C Shares	without CDSC	1.36%	2.42%	3.20%		2.61%
	with CDSC*	0.36%	2.42%	3.20%		2.61%

I Shares		2.28%	3.42%	4.22%		3.44%

Barclays Capital 1-3 Year Government/Credit Index		2.08%	3.00%	4.48%		4.05%

Citigroup 1-3 Year Government/Credit Index		2.06%	3.00%	4.49%		4.08%

Prospectus Expense Ratio[1]					Gross
A Shares					0.67%

C Shares					1.47%

I Shares					0.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

SHORT-TERM U.S. TREASURY SECURITIES FUND
Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The Short-Term U.S. Treasury Securities Fund returned 1.16% (I Shares) for the 12-month period ended March 31, 2011. The Fund lagged its benchmarks, the Barclays Capital 1–3 Year U.S. Treasury Index and the Citigroup 1–3 Year U.S. Treasury Index, which returned 1.71% and 1.64%, respectively.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s return was driven by low short-term U.S. Treasury yields anchored by an accommodative Federal Reserve (the “Fed”) monetary policy. The Fed maintained the overnight Federal Funds rate at 0.00% – 0.25% during the past twelve months which locked short-term U.S. Treasury yield at historic low levels.

How do you plan to position the Fund, based on market conditions?

We expect the economy to continue to show modest signs of improvement; however, headwinds remain along the pathway to sustained recovery and economic growth. We expect to maintain our short to neutral duration posture based upon current low short-term rates. In such a steep yield curve environment, we believe that a barbell yield curve position will perform better when short-term rates rise faster than long-term rates. Despite record budget deficits and debt issuances domestically, inflation is not a significant near-term concern.

SHORT-TERM U.S. TREASURY SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective March 31, 2010, the benchmark index for the Fund changed from the Citigroup 1-3 Year Treasury Index to the Barclays Capital 1-3 Year U.S. Treasury Index.

The Fund’s performance is compared to the Barclays Capital 1-3 Year U.S. Treasury Index and the Citigroup 1-3 Year Treasury Index. The Barclays Capital 1-3 Year U.S. Treasury Index is the 1-3 year component of the Barclays Capital U.S. Treasury Index. It includes securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) 3 years. The Citigroup 1-3 Year Treasury Index is an index of U.S. Treasury securities with maturities of one-year or greater and less than three-years. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Short-Term U.S. Treasury Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.98%	1.71%	3.56%		2.86%
	with sales charge*	–1.52%	0.86%	3.04%		2.60%

C Shares	without CDSC	0.16%	0.86%	2.72%		2.29%
	with CDSC*	–0.82%	0.86%	2.72%		2.29%

I Shares		1.16%	1.89%	3.74%		3.04%

Barclays Capital 1-3 Year U.S. Treasury Index		1.71%	2.24%	4.13%		3.66%

Citigroup 1-3 Year Treasury Index		1.64%	2.16%	4.06%		3.61%

Prospectus Expense Ratio[1]					Gross
A Shares					0.72%

C Shares					1.54%

I Shares					0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

TOTAL RETURN BOND FUND
Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the Total Return Bond Fund returned 5.20% (I Shares), versus 5.12% for the Barclays Capital U.S. Aggregate Bond Index. For longer time periods, performance of the Fund has exceeded the Index at 6.75%, versus 5.30% for the 3-year period and 6.63%, versus 6.03% for the 5-year period.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s 5.20% return for the one-year period was slightly ahead of the benchmark return in a year that experienced considerable volatility. The first quarter of the fiscal year (quarter ended June 2010) was one where quality dominated and we had an extremely strong quarter (4.58% vs. 3.49%), only to be followed up by the last quarter (quarter ended March, 2011) when riskier and less liquid securities led performance. Given our more conservative positioning, the Fund’s performance was negatively impacted as investors chose to ignore the broader global developments and focus only on Federal Reserve quantitative easing euphoria.

How do you plan to position the Fund, based on market conditions?

While rates rose modestly in the quarter ended March, 2011, it is easy to forget that for the full fiscal year, rates actually fell 35 basis points (0.35%) as measured by the 10 year Treasury. Regardless, investors still seem fixated on the prospects for higher interest rates, but we see little cause for immediate concern. Consumers are still deleveraging, working off an inordinate amount of debt; and job creation during this recovery has been woefully anemic. Aside from the bearish rate bias already in the market psyche and positioning, rates should remain broadly range-bound, with a strong possibility that the yield curve will flatten.

In the corporate space, spreads are expected to be range-bound (approximately 140 basis points to Treasuries) offering good risk-adjusted yields. Technical conditions should be positive although increases in net supply could present some weakness, while fundamentals are favorable but idiosyncratic risk is expected to rise. The securitized sector has become more attractive. Higher coupon 30-year pass-throughs offer safe yield at a reasonable price. Additionally, longer average life CMOs of 15-year collateral offer both yield and structure that allows us to hold a more stable securitized portfolio.

TOTAL RETURN BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government- Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Total Return Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	4.93%	6.39%	6.25%	5.18%
	with sales charge*	–0.01%	4.68%	5.22%	4.67%

R Shares†		4.63%	6.04%	5.78%	4.96%

I Shares†		5.20%	6.75%	6.63%	5.50%

Barclays Capital U.S. Aggregate Bond Index		5.12%	5.30%	6.03%	5.56%

Prospectus Expense Ratio[1]					Gross
A Shares					0.59%

R Shares					0.92%

I Shares					0.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	The I Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix Core Bond Fund, the predecessor fund to the Total Return Bond Fund. The A Shares were offered beginning on 10/11/04. The performance shown from 1/25/02 to such date is based on the performance of the Class P Shares of the Seix Core Bond Fund. The performance shown prior to 1/25/02 is based on the performance of the Class I Shares of the Seix Core Bond Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

ULTRA-SHORT BOND FUND
Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The Ultra-Short Bond Fund returned 1.76% (I Shares) for the 12-month period ended March 31, 2011. The Fund outperformed its benchmarks, the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index, which returned 0.25% and 0.20%, respectively.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

Short-Term rates remained very low during the last year as the Federal Reserve (the “Fed”) maintained their accommodative policy of holding the overnight federal funds rate between 0.00% and 0.25%. Low rates, an improving economy, and renewed confidence in the financial markets boosted investor’s appetite for stocks, corporate bonds, and high yield. This demand, along with attractive valuation and improving fundamentals, caused riskier assets to perform above expectations.

During this period, the Fund’s excess return was primarily driven by sector allocation; the Fund maintained an overweight allocation to higher beta sectors, specifically corporate bonds, and mortgage-backed securities, which provided the greatest amount of excess return versus the benchmark.

How do you plan to position the Fund, based on market conditions?

We expect the economy to continue to show modest signs of improvement; however, headwinds remain along the pathway to sustained recovery and economic growth. We have reduced our duration posture based upon current low short-term rates and an eventual increase in rates by the Fed. In such a steep yield curve environment, we believe that a barbell yield curve position will perform better when short-term rates rise faster than long-term rates. Despite record budget deficits and debt issuances domestically, inflation is not a significant long-term concern. Our outlook relative to sector rotation is to remain overweight spread product in corporate bonds with an emphasis on lower-rated investment-grade issues. We will likely continue to deemphasize U.S. Treasury and U.S. Government Agency debentures due to current supply imbalances. Finally, our outlook calls for emphasis on mortgage-backed and asset-backed securities due to the superior carry they offer relative AAA-rated bonds.

ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 4/15/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective March 31, 2010, the benchmark index for the Fund changed from the Citigroup 6 Month U.S. Treasury Bill Index to the Barclays Capital 3-6 Month U.S. Treasury Bill Index.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Citigroup 6 Month U.S. Treasury Bill Index tracks the performance of the 6 Month U.S. Treasury Bills. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
					Since
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Inception
I Shares	04/15/02	1.76%	2.77%	3.53%	2.96%

Barclays Capital 3-6 Month U.S. Treasury Bill Index		0.25%	0.78%	2.51%	2.30% *

Citigroup 6 Month U.S. Treasury Bill Index		0.20%	0.73%	2.34%	2.18% *

Prospectus Expense Ratio[1]					Gross
I Shares					0.39%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	The performance return and the hypothetical $10,000 investment for the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index is for the period from 3/31/02 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

U.S. GOVERNMENT SECURITIES FUND
Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

Investment Concerns

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12 months ended March 31, 2011, the U.S. Government Securities Fund returned 4.50% (I Shares), versus 4.28% for the Barclays Capital U.S. Government Bond Index, also outperforming for the 3-year period at 3.91%, versus 3.66%.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s 4.50% return for the one-year period was ahead of the benchmark return by 22 basis points, benefiting from our curve flattening bias in the first six months of the fiscal year. In the last quarter (ended 3/31/11), our void in Agency securities detracted modestly as Agencies had positive returns, versus negative Treasury returns.

How do you plan to position the Fund, based on market conditions?

While rates rose modestly in the quarter ended March 31, 2011, it is easy to forget that for the full fiscal year, rates actually fell 35 basis points (0.35%) as measured by the 10 year Treasury. Regardless, investors still seem fixated on the prospects for higher interest rates, but we see little cause for immediate concern. Consumers are still deleveraging, working off an inordinate amount of debt; and job creation during this recovery has been woefully anemic. Aside from the bearish rate bias already in the market psyche and positioning, rates should remain broadly range bound, with a strong possibility that the yield curve will flatten.

U.S. GOVERNMENT SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Government Index, which is composed of the Barclays Capital U.S. Treasury and U.S. Agency indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasifederal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
U.S. Government Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	4.18%	3.59%	4.79%	4.20%
	with sales charge*	–0.80%	1.92%	3.77%	3.70%

C Shares	without CDSC	3.46%	2.87%	4.07%	3.55%
	with CDSC*	2.48%	2.87%	4.07%	3.55%

I Shares		4.50%	3.91%	5.11%	4.55%

Barclays Capital U.S. Government Index		4.28%	3.66%	5.63%	5.15%

Prospectus Expense Ratio[1]					Gross
A Shares					0.89%

C Shares					1.58%

I Shares					0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

For the 12-month period ended March 31, 2011, the U.S. Government Ultra-Short Bond Fund returned 1.61% (I Shares). The Fund outperformed its benchmarks, the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index, which returned 0.25% and 0.20%, respectively.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

The Fund’s excess return was primarily driven by sector allocation; the Fund’s heavy emphasis on U.S. Government Agency mortgage-backed securities (“MBS”), specifically U.S. Agency adjustable rate MBS and U.S. Agency floating rate collateralized mortgage obligations (“CMOs”).

How do you plan to position the Fund, based on market conditions?

We expect the economy to continue to show modest signs of improvement; however, headwinds remain along the pathway to sustained recovery and economic growth. In such a steep yield curve environment, we believe that a barbell yield curve position will perform better in a bear curve flattener, in which short-term rates rise faster than long-term ones. Despite record budget deficits and debt issuances domestically, inflation is not a significant near-term concern. Our outlook calls for continued emphasis on mortgage-backed securities due to the superior carry they offer relative to other U.S. Treasury and U.S. Government Agency bonds. In our bottom-up security selection discipline, we will look to add seasoned pass-throughs and collateralized mortgage obligation floaters to match our barbell yield curve strategy.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 4/11/02. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective March 31, 2010, the benchmark index for the Fund changed from the Citigroup 6 Month U.S. Treasury Index to the Barclays Capital 3-6 Month U.S. Treasury Bill Index.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index is the 3-6 Months component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Citigroup 6 Month U.S. Treasury Bill Index tracks the performance of the 6 Month U.S. Treasury Bills. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
					Since
U.S. Government Securities Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Inception
I Shares	04/11/02	1.61%	3.17%	4.08%	3.23%

Barclays Capital 3-6 Month U.S. Treasury Bill Index		0.25%	0.78%	2.51%	2.30% *

Citigroup 6 Month U.S. Treasury Bill Index		0.20%	0.73%	2.34%	2.18% *

Prospectus Expense Ratio[1]					Gross
I Shares					0.36%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	The performance return and the hypothetical $10,000 investment for the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index is for the period from 3/31/02 to 3/31/11.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the March 31, 2011 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
Portfolio Manager

•	George E. Calvert, Jr.

Investment Concerns

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

Management Discussion of Fund Performance

How did the Fund perform against its benchmark for the period ended March 31, 2011?

The Virginia Intermediate Municipal Bond Fund outperformed the Lipper Other States Intermediate Municipal Debt Funds average but lagged the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index (the “Index”). The Fund returned 2.15% (I shares), compared to 1.76% for the Lipper average and 2.78% for the Index (calculated without fees). Returns for periods of three years and longer were well above the peer average, while the two year return was slightly below the peer average, a period during which very long bonds and lower quality bonds outperformed short and intermediate maturity, high grade paper.

What factors influenced the Fund’s performance for the period ended March 31, 2011?

For the first six months of the period, the Fund performed in line with the market, rallying strongly off of distressed levels remaining from the 2009 market dislocation that left municipals undervalued. The Fund’s return for this period was +4.8%, compared to +4.7% for the peer group, aided by an overweight to the 5 to 15 year range where returns were strong. Much of these gains were lost at the end of 2010 when prices fell dramatically after mutual fund flows turned negative and funds were large sellers. The Fund’s return for the fourth quarter 2010 was -3.36% (I shares), in line with the intermediate market (-3.19 for the Lipper Other States Intermediate Municipal Debt Funds average) but better than the losses sustained by the longest and lowest quality paper which declined 7% to 8% in price. For the fourth quarter, we outperformed the peer group (I shares return of 0.82% versus 0.43% for the Lipper Peer Group) during a period of falling prices and minimal positive returns, by holding fewer lower-rated bonds than the market and by a reduced exposure to the long end of the curve as lower-rated and long bonds fell the most in price and the 5- to 10-year area was little changed.

How do you plan to position the Fund, based on market conditions?

We will maintain a high credit quality orientation supplemented, when possible, with well-researched, lower investment grade bonds, when available at attractive spreads. The pursuit of investments that yield more than the best AA and AAA-rated general obligation bonds aids total return in the form of higher income, sometimes at the cost of lagging when prices move higher. We also look for callable bonds that are refunding candidates that will contribute attractive income versus non-call bonds if they are not refunded. Though credit concerns abound across the country, the legal protections provided for state and local government debt, especially in Virginia, should carry the day and continue to provide a vehicle for competitive returns on a taxable equivalent basis, compared to other fixed income sectors. The Fund will hold an underweight to lower investment grade bonds and few bonds due past 20 years, depending on the steepness of the yield curve. Duration to worst over the past year ranged from 4.75 to 5.0 and we expect to stay in that range for the next year. Great attention will be paid to curve positioning if the curve flattens with the coming of higher rates, as many expect.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2011)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/01. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index which is an index of tax-exempt bonds with maturities ranging between 1 and 15 years. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/11
Virginia Intermediate Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	2.00%	4.08%	4.03%	3.88%
	with sales charge*	-2.87%	2.42%	3.02%	3.37%

I Shares		2.15%	4.23%	4.18%	3.99%

Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		2.78%	4.70%	4.70%	4.61%

Prospectus Expense Ratio[1]					Gross
A Shares					0.78%

I Shares					0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/11 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2011)
as a percentage of Investments

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)
Corporate Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Corporate Bonds (95.0%)
Airlines (1.1%)
American Airlines, Inc., Pass Through Trust, Ser 2011-1, Cl A, 5.250%, 01/31/21	449	436
Continental Airlines, Inc., Pass Through Trust, Ser 2010-1, Cl A, 4.750%, 01/12/21	502	492

		928

Auto Manufacturers (0.6%)
PACCAR, Inc., 6.375%, 02/15/12	505	528

Banks (13.4%)
Goldman Sachs Group, Inc. (The), 6.250%, 02/01/41	959	955
HSBC Bank PLC, 3.500%, 06/28/15(a)	1,171	1,186
JPMorgan Chase & Co., 4.400%, 07/22/20	1,824	1,763
JPMorgan Chase & Co., 6.300%, 04/23/19	1,506	1,667
Morgan Stanley, 7.300%, 05/13/19	1,628	1,831
Morgan Stanley, Ser F, 6.625%, 04/01/18	1,028	1,130
Northern Trust Corp., 4.625%, 05/01/14	1,627	1,757
Wells Fargo & Co., 4.600%, 04/01/21, MTN	671	663

		10,952

Beverages (1.3%)
SABMiller PLC, 6.200%, 07/01/11(a)	1,012	1,025

Biotechnology (0.4%)
Life Technologies Corp., 5.000%, 01/15/21, Callable 10/15/20 @ 100	361	361

Chemicals (0.7%)
E.I. du Pont de Nemours & Co., 4.250%, 04/01/21	601	595

Computers (0.4%)
Hewlett-Packard Co., 6.125%, 03/01/14	259	290

Diversified Financial Services (15.9%)
CME Group, Inc., 5.750%, 02/15/14	1,176	1,301
ERAC USA Finance LLC, 5.800%, 10/15/12(a)	588	625
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	1,095	1,127
Jefferies Group, Inc., 5.875%, 06/08/14	802	865
Jefferies Group, Inc., 8.500%, 07/15/19	1,118	1,319
Lazard Group LLC, 7.125%, 05/15/15	269	295
Lazard Group LLC, 6.850%, 06/15/17	1,545	1,645
MassMutual Global Funding LLC, 2.300%, 09/28/15(a)	843	816
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	1,217	1,192
Toyota Motor Credit Corp., 3.200%, 06/17/15	724	736
Woodside Finance Ltd., 8.750%, 03/01/19(a)	2,438	3,037

		12,958

Electric (4.8%)
Alabama Power Co., 5.800%, 11/15/13	81	90
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	291	349
Georgia Power Co., 6.000%, 11/01/13	480	533
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	533	565
Oncor Electric Delivery, 5.250%, 09/30/40(a)	435	399
Pacific Gas & Electric Co., 6.050%, 03/01/34	762	794
Southern California Edison Co., 5.750%, 03/15/14	1,084	1,204

		3,934

Food (1.1%)
Kraft Foods, Inc., 6.500%, 02/09/40	606	647
Tesco PLC, 5.500%, 11/15/17(a)	220	244

		891

Healthcare-Products (1.6%)
Hospira, Inc., 6.400%, 05/15/15, MTN	1,144	1,284

Insurance (6.4%)
Allied World Assurance Co. Holdings Ltd., 5.500%, 11/15/20	618	608
Nationwide Mutual Insurance Co., 9.375%, 08/15/39(a)	1,311	1,594
OneBeacon U.S. Holdings, Inc., 5.875%, 05/15/13	1,771	1,904

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Corporate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Insurance—continued

Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(a)	994	1,121

		5,227

Media (7.8%)
Comcast Corp., 5.150%, 03/01/20	636	662
Comcast Corp., 6.450%, 03/15/37	375	384
NBC Universal, Inc., 5.950%, 04/01/41(a)	962	922
News America, Inc., 6.150%, 03/01/37	765	758
Thomson Reuters Corp., 5.950%, 07/15/13	24	27
Time Warner Cable, Inc., 8.250%, 02/14/14	912	1,060
Time Warner Cable, Inc., 5.850%, 05/01/17	1,936	2,117
Time Warner, Inc., 4.875%, 03/15/20	18	18
Time Warner, Inc., 6.200%, 03/15/40	377	374

		6,322

Mining (2.9%)
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	753	794
Barrick PD Australia Finance Property Ltd., 5.950%, 10/15/39	816	842
Newmont Mining Corp., 6.250%, 10/01/39	715	758

		2,394

Miscellaneous Manufacturer (1.4%)
General Electric Co., 5.250%, 12/06/17	455	496
Siemens Financieringsmat, 6.125%, 08/17/26(a)	567	639

		1,135

Oil & Gas (5.3%)
Ensco PLC, 4.700%, 03/15/21	1,050	1,042
Pride International, Inc., 8.500%, 06/15/19	1,463	1,807
Pride International, Inc., 6.875%, 08/15/20	555	629
Shell International Finance BV, 5.500%, 03/25/40	859	871

		4,349

Oil & Gas Services (1.7%)
Baker Hughes, Inc., 5.125%, 09/15/40	526	499
Weatherford International Ltd., 6.500%, 08/01/36	499	499
Weatherford International Ltd., 9.625%, 03/01/19	273	348

		1,346

Pharmaceuticals (3.2%)
Sanofi-Aventis SA, 4.000%, 03/29/21	1,413	1,390
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	322	351
Teva Pharmaceutical Finance II BV/III LLC, 3.000%, 06/15/15	823	831

		2,572

Pipelines (5.1%)
El Paso Natural Gas Co., 5.950%, 04/15/17	329	362
Enbridge Energy Partners LP, 5.500%, 09/15/40	714	666
Energy Transfer Partners LP, 9.000%, 04/15/19	973	1,229
Energy Transfer Partners LP, 7.500%, 07/01/38	666	770
Rockies Express Pipeline LLC, 6.850%, 07/15/18(a)	251	274
Southern Natural Gas Co., 5.900%, 04/01/17(a)	39	43
TransCanada PipeLines Ltd., 6.100%, 06/01/40	700	735
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	65	73

		4,152

Real Estate Investment Trusts (5.4%)
BioMed Realty LP, 3.850%, 04/15/16	648	641
Digital Realty Trust LP, 5.875%, 02/01/20	2,459	2,567
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	1,116	1,230

		4,438

Retail (2.2%)
Family Dollar Stores, Inc., 5.000%, 02/01/21	566	556
Wesfarmers Ltd., 6.998%, 04/10/13(a)	1,102	1,215

		1,771

See Notes to Financial Statements.

	Shares or
	Principal
	Amount($)	Value($)
Semiconductors (0.3%)
Analog Devices Inc., 3.000%, 04/15/16	237	236

Telecommunication Services (9.0%)
AT&T, Inc., 5.100%, 09/15/14	1,171	1,280
AT&T, Inc., 5.800%, 02/15/19	1,080	1,200
AT&T, Inc., 6.450%, 06/15/34	313	322
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17, Callable 05/01/13 @ 103.88(a)	1,884	2,054
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	784	861
Juniper Networks, Inc., 4.600%, 03/15/21	247	246
Verizon Communications, Inc., 5.550%, 02/15/16	1,155	1,283
Verizon Communications, Inc., 5.850%, 09/15/35	120	119

		7,365

Trucking & Leasing (2.5%)
Aviation Capital Group, 7.125%, 10/15/20(a)	1,928	2,011

Water (0.5%)
Veolia Environment SA, 6.000%, 06/01/18	336	374

Total Corporate Bonds (Cost $72,343)		77,438

Money Market Fund (3.8%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	3,131,024	3,131

Total Money Market Fund (Cost $3,131)		3,131

Total Investments (Cost $75,474)(c) — 98.8%		80,569
Other assets in excess of liabilities — 1.2%		954

Net Assets — 100.0%		$81,523

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 23.5% of net assets as of March 31, 2011.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

MTN — Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)
Georgia Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (95.9%)
Georgia (84.0%)
Association County Commissioners of Georgia Leasing Program, Georgia Public Purpose Project, COP, 5.250%, 04/01/21, Callable 04/01/14 @ 102, XLCA	2,680	2,802
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32, Callable 05/15/19 @ 100	1,485	1,549
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.500%, 01/01/38, Callable 01/01/19 @ 100	4,000	4,083
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.625%, 01/01/33, Callable 01/01/19 @ 100	3,000	3,115
Atlanta Airport Passenger Facility Charge, Ser B, RB, 5.000%, 01/01/18	500	535
Atlanta Airport Passenger Facility Charge, Ser B, RB, 5.000%, 01/01/21, Callable 01/01/20 @ 100	2,000	2,057
Atlanta Airport Passenger Facility Charge, Ser J, RB, 5.000%, 01/01/34, Callable 01/01/15 @ 100, AGM	6,500	6,088
Atlanta Airport Project, Ser A, RB, 5.375%, 01/01/19, Callable 07/01/14 @ 100 AGM, AMT	5,000	5,189
Atlanta Airport Project, Ser B, RB, 6.000%, 01/01/18, Callable 01/01/11 @ 100.5 NATL-RE/FGIC, AMT	2,150	2,164
Atlanta Airport Project, Ser C, RB, 5.000%, 01/01/19	1,000	1,078
Barrow County School District, GO, 5.000%, 02/01/18	750	857
Brunswick Water & Sewer, Refunding & Improvement Project, RB, 6.100%, 10/01/14, NATL-RE, ETM	1,000	1,112
Carroll County Water Authority, Water & Sewer, RB, 5.250%, 07/01/22, Callable 07/01/15 @ 100, AGM	1,000	1,051
Cartersville Development Authority, Sewage & Solid Waste Disposal Facilities, Anheuser-Busch Cos., Inc. Project, RB, 5.500%, 03/01/44, Callable 09/01/12 @ 100, AMT	5,000	4,690
Central Valdosta Development Authority, Lowndes County Judicial Project, RB, 5.250%, 06/01/21, Callable 06/01/13 @ 102, XLCA/County Guaranteed	1,885	1,954
Cherokee County Georgia Resource Recovery Development Authority, Solid Waste Disposal, RB, 5.000%, 07/01/37, Callable 07/01/17 @ 100, AMBAC/County Guaranteed, AMT	1,000	894
Cobb County Development Authority, Solid Waste Disposal, Georgia Waste Management Project, Ser A, RB, 5.000%, 04/01/33, Callable 04/01/16 @ 101, AMT	1,000	878
Coweta County Development Authority, Newnan Water, Sewer & Light Commission, RB, 5.000%, 07/01/25, Prerefunded 07/01/2015 @ 100, NATL-RE	1,000	1,113
DeKalb County Hospital Authority, De Kalb Medical Center, Inc. Project, RB, 6.125%, 09/01/40, Callable 09/01/20 @ 100	4,080	3,746
DeKalb County Transportation, Parks and Greenspace, GO, 5.000%, 12/01/17, Callable 12/01/15 @ 100	3,820	4,010
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.000%, 11/15/29, Callable 11/15/19 @ 100	5,000	4,899

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Douglas County Sales Tax, GO, 5.000%, 08/01/16	4,000	4,581
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, Callable 06/01/11 @ 100, AMBAC	870	925
Downtown Smyrna Development Authority, RB, 5.250%, 02/01/28	1,000	1,100
Forsyth County, GO, 5.000%, 03/01/25, Callable 03/01/19 @ 100	6,825	7,306
Forsyth County Hospital Authority, Baptist Health Care System Project, RB, 6.375%, 10/01/28, ETM	1,000	1,206
Forsyth County School District, GO, 5.000%, 02/01/23, Callable 02/01/15 @ 100, NATL-RE	3,000	3,164
Fulton County Development Authority, Cauley Creek Water Facilities, Ser A, RB, 5.500%, 02/01/17, Callable 02/28/11 @ 100, AMT	1,310	1,312
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.500%, 10/01/17, Callable 04/01/12 @ 100	1,750	1,782
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/22, Callable 05/01/14 @ 100, NATL-RE	2,370	2,442
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/27, Callable 05/01/14 @ 100, NATL-RE	3,375	3,418
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Ser B, RB, 5.250%, 03/15/24, Callable 03/15/19 @ 100	1,300	1,326
Georgia Municipal Electric Power Authority, RB, ETM, 8.000%, 01/01/15, Callable 02/25/11 @ 100	1,900	2,278
Georgia State, Ser B, GO, 5.000%, 07/01/18, Callable 07/01/15 @ 100	2,695	3,002
Georgia State Higher Education Facilities Authority, USG Real Estate Foundation I LLC, RB, 6.000%, 06/15/34, Callable 06/15/18 @ 100	1,065	1,106
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Ser A, RB, 5.000%, 08/01/20, Callable 08/01/18 @ 100	425	429
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Ser A, RB, 5.500%, 08/01/28, Callable 08/01/18 @ 100	1,800	1,730
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Ser A, RB, 5.625%, 08/01/34, Callable 08/01/18 @ 100	2,000	1,890
Gwinnett County Development Authority, Public Schools Project, COP, 5.250%, 01/01/21, Prerefunded 01/01/2014 @ 100, NATL-RE	2,910	3,255
Gwinnett County School District, GO, 5.000%, 02/01/20	1,235	1,423
Gwinnett County School District, GO, 5.000%, 02/01/21	2,400	2,756
Gwinnett County School District, GO, 5.000%, 02/01/26, Prerefunded 02/01/18 @ 100	1,500	1,719
Gwinnett County School District, GO, 5.000%, 02/01/32, Callable 02/01/18 @ 100	1,745	1,786
Gwinnett County Water & Sewerage Authority, Ser B, RB, 4.750%, 08/01/14, Callable 08/01/13 @ 100	1,350	1,462
Henry County Water & Sewerage Authority, RB, 5.000%, 02/01/25, Callable 02/01/21 @ 100	1,000	1,069
Henry County Water & Sewerage Authority, RB, 6.150%, 02/01/20, AMBAC	2,100	2,442

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Lincoln County School District, GO, 5.500%, 04/01/37, Callable 04/01/19 @ 100, State Aid Withholding	1,000	1,051
Macon-Bibb County Hospital Authority, The Medical Center of Central Georgia, Inc., RB, 5.000%, 08/01/32, Callable 08/01/19 @ 100	4,445	4,079
Marietta, GO, 5.000%, 01/01/30, Callable 01/01/20 @ 100	1,500	1,547
Milledgeville & Baldwin County Development Authority, Georgia College & State University Foundation, RB, 6.000%, 09/01/33, Prerefunded 09/01/14 @ 101	2,355	2,755
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/16, Prerefunded 01/01/13 @ 100, NATL-RE	1,435	1,556
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/17, Prerefunded 01/01/13 @ 100, NATL-RE	2,220	2,407
Private Colleges & Universities Authority, Emory University, Ser B, RB, 5.000%, 09/01/29, Callable 09/01/19 @ 100	3,000	3,119
Private Colleges & Universities Authority, Emory University, Ser C, RB, 5.250%, 09/01/39	2,000	2,013
Richmond County Hospital Authority, University Health Services, Inc. Project, RB, 5.250%, 01/01/29, Callable 01/01/19 @ 100	2,250	2,086
Richmond County Hospital Authority, University Health Services, Inc. Project, RB, 5.500%, 01/01/36, Callable 01/01/19 @ 100	2,500	2,289
Thomasville Hospital Authority, John D. Archhold Memorial Hospital, RB, 5.375%, 11/01/40, Callable 11/01/20 @ 100	3,510	3,132
Valdosta & Lowndes County Hospital Authority, South Georgia Medical Center Project, RB, 5.250%, 10/01/27, Callable 10/01/12 @ 101, AMBAC	1,610	1,563
Walton County School District, Ser A, GO, 5.000%, 08/01/21, Callable 08/01/15 @ 100, NATL-RE	2,575	2,712

		139,082

Puerto Rico (11.9%)
Commonwealth of Puerto Rico, GO, 5.250%, 07/01/20, AGM	1,535	1,588
Puerto Rico Commonwealth Highway & Transportation Authority Highway, Ser CC, RB, 5.500%, 07/01/30	5,685	5,394
Puerto Rico Electric Power Authority, RB, 5.750%, 07/01/36, Callable 07/01/20 @ 100	2,415	2,257
Puerto Rico Electric Power Authority, Ser XX, RB, 5.250%, 07/01/40, Callable 07/01/20 @ 100	2,750	2,366
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/27, Callable 08/01/19 @ 100	1,965	1,923
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/57, Callable 08/01/17 @ 100	1,600	1,486
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.500%, 08/01/28, Callable 08/01/19 @ 100	2,300	2,269
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 6.000%, 08/01/42, Callable 08/01/19 @ 100	2,335	2,296

		19,579

Total Municipal Bonds (Cost $159,941)		158,661

See Notes to Financial Statements.

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (3.3%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.09%(a)	5,507,509	5,508

Total Money Market Fund (Cost $5,508)		5,508

Total Investments (Cost $165,449)(b) — 99.2%		164,169
Other assets in excess of liabilities — 0.8%		1,384

Net Assets — 100.0%		$165,553

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GO	— General Obligation

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

XLCA	— Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)
High Grade Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (87.0%)
Alabama (3.7%)
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, Callable 06/01/19 @ 100, AGC	2,000	2,067

Alaska (5.9%)
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, Callable 09/01/19 @ 100, AGC	1,000	1,089
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Callable 09/01/19 @ 100, AGC	2,000	2,182

		3,271

California (3.9%)
California State, GO, 6.500%, 04/01/33, Callable 04/01/19 @ 100	2,000	2,145

District of Columbia (3.9%)
District of Columbia, Income Tax, Ser A, RB, 5.500%, 12/01/30, Callable 12/01/19 @ 100	2,000	2,139

Florida (10.6%)
Florida State Board of Education, Capital Outlay, Public Education Project, Ser C, GO, 5.000%, 06/01/16	2,000	2,270
Miami Parking Facilities Authority, RB, 5.250%, 10/01/15, NATL-RE	1,000	1,085
Miami-Dade County Public Facilities, Jackson Health System, RB, 5.750%, 06/01/39, Callable 06/01/19 @ 100, AGC	1,500	1,497
Osceola County Tourist Development Tax Authority, Ser A, RB, 5.500%, 10/01/15, Callable 10/01/12 @ 100, NATL-RE/FGIC	1,000	1,044

		5,896

Georgia (9.4%)
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.750%, 10/01/36, Callable 04/01/21 @ 100	1,250	1,230
Georgia State Road & Tollway Authority, Ser A, RB, 5.000%, 03/01/20	2,000	2,299
Gwinnett County Development Authority, RB, 5.000%, 09/01/22, Callable 09/01/20 @ 100	1,540	1,710

		5,239

Idaho (4.8%)
Idaho Health Facilities Authority, Ser A, RB, 6.750%, 11/01/37, Callable 11/01/18 @ 100	2,500	2,660

Illinois (1.8%)
University of Illinois, Auxiliary Facilities System, Ser A, RB, 5.750%, 04/01/38, Callable 04/01/19 @ 100	1,000	1,011

Kansas (2.8%)
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38, Callable 11/15/19 @ 100	1,500	1,542

Maine (4.7%)
Maine State Turnpike Authority, RB, 6.000%, 07/01/38, Callable 07/01/19 @ 100	2,500	2,640

New Jersey (5.6%)
New Jersey Educational Facilities Authority, Higher Education Capital Improvement Fund, Ser A, RB, 5.000%, 09/01/16, Callable 09/01/15 @ 100, AGM	1,000	1,061
New Jersey State Transportation Trust Fund Authority, Transportation System, Ser A, RB, 6.000%, 12/15/38, Prerefunded 12/15/18 @ 100	1,955	2,067

		3,128

See Notes to Financial Statements.

	Shares or
	Principal
	Amount($)	Value($)
New York (4.7%)
Erie County Industrial Development Agency, City School District Buffalo, Ser A, RB, 5.750%, 05/01/29, Callable 05/01/18 @ 100, BHAC	1,000	1,068
Metropolitan Transportation Authority, New York Dedicated Tax Fund, Ser A, RB, 5.000%, 11/15/21, Callable 11/15/16 @ 100, NATL-RE	1,475	1,558

		2,626

North Carolina (2.8%)
North Carolina State, Capital Improvement Limited Obligation, Ser A, RB, 5.000%, 05/01/15	1,390	1,568

Ohio (2.0%)
Ohio State Building Authority, RB, 5.000%, 04/01/17, AGM	1,000	1,088

Pennsylvania (4.5%)
Allegheny County Port Authority, RB, 5.000%, 03/01/26, Callable 03/01/21 @ 100	2,500	2,487

Texas (12.7%)
Dallas Independent School District, GO, 6.375%, 02/15/34, Callable 02/15/18 @ 100	4,000	4,491
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Ser B, RB, 7.125%, 12/01/31, Callable 12/01/18 @ 100	1,000	1,080
Texas State Public Finance Authority, Charter School Finance Corp., Cosmos Foundation, Inc., Ser Q, RB, Taxable, 8.125%, 02/15/27	1,500	1,498

		7,069

Washington (3.2%)
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, Callable 04/01/19 @ 100, BHAC	1,635	1,788

Total Municipal Bonds (Cost $47,097)		48,364

Money Market Fund (12.5%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.09%(a)	6,944,164	6,944

Total Money Market Fund (Cost $6,944)		6,944

Total Investments (Cost $54,041)(b) — 99.5%		55,308
Other assets in excess of liabilities — 0.5%		301

Net Assets — 100.0%		$55,609

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

AGC	— Security guaranteed by Assured Guaranty Corporation

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

BHAC	— Security guaranteed by Berkshire Hathaway Assurance Corporation

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GO	— General Obligation

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (4.3%)
Aerospace/Defense (0.3%)
Hawker Beechcraft Acquisition Co. LLC, 2.246%-2.307%, 03/26/14(a)(b)	906	798
Hawker Beechcraft Acquisition Co. LLC, 2.300%, 03/26/14(a)(b)	56	49
Hawker Beechcraft Acquisition Co. LLC, 10.500%, 03/26/14(a)(b)	790	801

		1,648

Diversified Financial Services (0.3%)
American Capital Holdings, Inc., 7.500%, 12/31/13(a)(b)	598	599
East Valley Tourist Development Authority, 12.000%, 08/06/12(b)(c)(d)(e)	765	639

		1,238

Electric (0.3%)
Texas Competitive Electric Holdings Co. LLC, 3.746%-3.800%, 10/10/14(a)(b)	1,690	1,423

Energy (2.3%)
Aventine Renewable Energy Holdings, Inc., 10.500%, 12/21/15(a)(b)	10,880	10,819

Media (0.5%)
Clear Channel Communications, Inc., 3.896%, 01/28/16(a)(b)	559	492
Tribune Co., 5.250%, 06/04/14(a)(b)	3,000	2,087

		2,579

Telecommunication Services (0.6%)
Intelsat Jackson Holdings SA, 5.250%, 04/02/18(a)(b)	2,000	2,011
Vonage Holdings Corp., 9.750%-10.250%, 12/08/15(a)(b)	925	924

		2,935

Total Bank Loans (Cost $20,435)		20,642

Corporate Bonds (82.7%)
Advertising (0.8%)
Affinion Group, Inc., 7.875%, 12/15/18, Callable 12/15/14 @ 103.94(a)	1,230	1,156
Affinion Group, Inc., 11.500%, 10/15/15, Callable 05/27/11 @ 105.75	1,500	1,583
Checkout Holding Corp., 0.000%, 11/15/15, Callable 05/15/11 @ 64.12(a)	1,890	1,231

		3,970

Aerospace/Defense (1.1%)
DAE Aviation Holdings, Inc., 11.250%, 08/01/15, Callable 08/01/11 @ 105.62(a)	1,000	1,058
Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17, Callable 06/01/14 @ 105(a)	2,400	2,646
Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17, Callable 06/01/14 @ 105	375	413
Triumph Group, Inc., 8.625%, 07/15/18, Callable 07/15/14 @ 104.31	1,200	1,323

		5,440

Airlines (3.0%)
Air Canada Inc., 9.250%, 08/01/15, Callable 08/01/12 @ 106.94(a)	1,000	1,043
American Airlines, Inc., 7.500%, 03/15/16, Callable 03/15/13 @ 105.62(a)	6,665	6,590
Delta Air Lines, Inc., 9.500%, 09/15/14, Callable 9/15/11 @ 107.12(a)(f)	2,425	2,577
Delta Air Lines, Inc., 12.250%, 03/15/15, Callable 03/15/12 @ 108.81(a)	1,185	1,327
Delta Air Lines, Inc., Ser 011B, 7.711%, 09/18/11	905	921
United Air Lines, Inc., 12.000%, 11/01/13, Callable 2/01/12 @ 109(a)(f)	2,000	2,172

		14,630

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Auto Manufacturers (3.3%)
Motors Liquidation Co., 7.200%, 01/15/11(c)(g)	17,182	4,940
Motors Liquidation Co., 8.375%, 07/15/33(c)(g)	36,800	10,948

		15,888

Auto Parts & Equipment (1.1%)
Exide Technologies, 8.625%, 02/01/18, Callable 02/01/15 @ 104.31(a)	1,190	1,270
Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, 09/01/17, Callable 09/01/14 @ 105.31(a)	540	602
Uncle Acquisition 2010 Corp., 8.625%, 02/15/19, Callable 02/15/15 @ 104.31(a)	900	945
Visteon Corp., 6.750%, 04/15/19, Callable 04/15/14 @ 105.06	2,700	2,700

		5,517

Banks (6.5%)
Ally Financial, Inc., 4.500%, 02/11/14	8,000	8,000
Ally Financial, Inc., 8.000%, 11/01/31(f)	1,025	1,117
CapitalSource, Inc., 12.750%, 07/15/14(a)	585	704
CIT Group, Inc., 5.250%, 04/01/14(a)	5,800	5,836
CIT Group, Inc., 7.000%, 05/01/14, Callable 05/27/11 @ 102	255	260
CIT Group, Inc., 7.000%, 05/01/15, Callable 05/27/11 @ 102	550	555
CIT Group, Inc., 7.000%, 05/01/16, Callable 05/27/11 @ 102(f)	2,465	2,468
CIT Group, Inc., 7.000%, 05/01/17, Callable 05/27/11 @ 102(f)	10,490	10,503
Provident Funding Associates LP / PFG Finance Corp., 10.125%, 02/15/19, Callable 02/15/15 @ 105.06(a)	1,645	1,717

		31,160

Biotechnology (0.3%)
STHI Holding Corp., 8.000%, 03/15/18, Callable 03/15/14 @ 106.00(a)	1,200	1,242

Building Materials (0.2%)
USG Corp., 8.375%, 10/15/18, Callable 10/15/14 @ 104.19(a)	855	893

Chemicals (0.9%)
Chemtura Corp., 7.875%, 09/01/18, Callable 9/01/14 @ 103.94(a)	680	719
INEOS Finance PLC, 9.000%, 05/15/15, Callable 05/15/13 @ 104.50(a)	480	524
Rain CII Carbon LLC, 8.000%, 12/01/18, Callable 12/01/14 @ 104(a)	1,500	1,605
Vertellus Specialties, Inc., 9.375%, 10/01/15, Callable 04/01/13 @ 104.69(a)	1,500	1,605

		4,453

Commercial Services (0.6%)
Avis Budget Car Rental LLC, 9.625%, 03/15/18, Callable 03/15/14 @ 104.81	660	729
Geo Group, Inc. (The), 6.625%, 02/15/21, Callable 02/15/16 @ 103.31(a)	1,030	1,020
National Money Mart Co., 10.375%, 12/15/16, Callable 12/15/13 @ 105.19	155	173
PHH Corp., 9.250%, 03/01/16(a)	935	1,017

		2,939

Cosmetics/Personal Care (0.2%)
Revlon Consumer Products Corp., 9.750%, 11/15/15, Callable 11/15/12 @ 104.88	815	882

Diversified Financial Services (7.3%)
American General Finance Corp., Ser H, 5.375%, 10/01/12	205	202
American General Finance Corp., Ser I, 5.400%, 12/01/15	110	100
E*Trade Financial Corp. PIK, 12.500%, 11/30/17, Callable 11/30/12 @ 112.50	3,296	3,931

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

FireKeepers Development Authority, 13.875%, 05/01/15, Callable 05/01/12 @ 110.50(a)	2,265	2,684
Ford Motor Credit Co. LLC, 5.750%, 02/01/21	3,810	3,762
Icahn Enterprises Finance Corp., 8.000%, 01/15/18, Callable 01/15/14 @ 104	8,070	8,292
International Lease Finance Corp., 8.250%, 12/15/20	2,330	2,554
International Lease Finance Corp., 9.000%, 03/15/17(a)	1,145	1,288
Northern Tier Energy LLC / Northern Tier Finance Corp., 10.500%, 12/01/17, Callable 12/01/13 @ 107.88(a)	1,330	1,506
Nuveen Investments, Inc., 10.500%, 11/15/15, Callable 11/15/11 @ 105.25(a)	955	977
Offshore Group Investments Ltd., 11.500%, 08/01/15, Callable 02/01/13 @ 108.62(f)	2,640	2,930
Provident Funding Association LP, 10.250%, 04/15/17, Callable 04/15/14 @ 105.13(a)	440	491
Regions Financial Corp., 5.750%, 06/15/15	630	642
Springleaf Finance Corp., 6.900%, 12/15/17, MTN(f)	6,050	5,528
SquareTwo Financial Corp., 11.625%, 04/01/17, Callable 04/01/14 @ 105.81(a)	120	122

		35,009

Electric (8.1%)
Calpine Corp., 7.500%, 02/15/21, Callable 11/01/15 @ 103.75(a)	4,165	4,311
Calpine Corp., 7.875%, 07/31/20, Callable 7/31/15 @ 103.94(a)	1,540	1,636
Edison Mission Energy, 7.200%, 05/15/19	2,235	1,743
Edison Mission Energy, 7.750%, 06/15/16(g)	8,150	6,927
Energy Future Holdings Corp., 10.000%, 01/15/20, Callable 01/15/15 @ 105(a)	500	530
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc., 10.000%, 12/01/20, Callable 12/01/15 @ 105	5,895	6,247
GenOn Energy, Inc., 9.875%, 10/15/20, Callable 10/15/15 @ 104.94(a)(g)	5,000	5,225
GenOn Escrow Corp., 9.500%, 10/15/18(a)	3,950	4,108
Midwest Generation LLC, Ser B, 8.560%, 01/02/16	754	769
NRG Energy, Inc., 7.625%, 01/15/18(a)(f)	7,065	7,330
Sithe/Independence Funding Corp., Ser A, 9.000%, 12/30/13	138	141

		38,967

Electronics (0.1%)
Viasystems Group, Inc., 12.000%, 01/15/15, Callable 07/15/12 @ 106(a)	250	282

Engineering & Construction (0.2%)
Aguila 3 SA, 7.875%, 01/31/18, Callable 01/31/14 @ 105.91(a)	875	892

Entertainment (1.9%)
Diamond Resorts Corp., 12.000%, 08/15/18, Callable 08/15/14 @ 106(a)	4,720	5,050
Marina District Finance Co., Inc., 9.500%, 10/15/15, Callable 10/15/13 @ 104.75(a)(g)	295	309
Marina District Finance Co., Inc., 9.875%, 08/15/18, Callable 08/15/14 @ 104.94(a)(g)	400	419
Pinnacle Entertainment, Inc., 8.750%, 05/15/20, Callable 05/15/15 @ 104.38	750	780
Regal Entertainment Group, 9.125%, 08/15/18, Callable 08/15/14 @ 104.56	2,500	2,675

		9,233

Environmental Control (0.3%)
EnergySolutions, Inc., 10.750%, 08/15/18, Callable 08/15/14 @ 105.38(a)	1,100	1,221

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Food (0.3%)
Bumble Bee Acquisition Corp., 9.000%, 12/15/17, Callable 12/15/14 @ 104(a)	875	910
Dean Foods Co., 7.000%, 06/01/16(g)	485	463

		1,373

Forest Products&Paper (0.7%)
NewPage Corp., 11.375%, 12/31/14, Callable 03/31/12 @ 105	1,415	1,417
Verso Paper Holdings LLC / Verso Paper, Inc., 8.750%, 02/01/19, Callable 02/01/15 @ 104.38(a)	1,695	1,763

		3,180

Gas (0.3%)
Sabine Pass LNG LP, 7.500%, 11/30/16	1,565	1,608

Healthcare — Products (1.7%)
Rotech Healthcare, Inc., 10.500%, 03/15/18, Callable 03/15/15 @ 105.25(a)	3,665	3,628
Rotech Healthcare, Inc., 10.750%, 10/15/15, Callable 04/15/13 @ 105.38(a)	3,815	4,168
Universal Hospital Services, Inc., PIK, 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	360	376

		8,172

Healthcare — Services (2.8%)
American Renal Holdings Co., Inc., 8.375%, 05/15/18, Callable 05/15/13 @ 104.19	2,335	2,463
Apria Healthcare Group, Inc., 11.250%, 11/01/14, Callable 11/01/11 @ 105.62	500	539
Gentiva Health Services, Inc., 11.500%, 09/01/18, Callable 09/01/14 @ 105.75	250	283
MedImpact Holdings, Inc., 10.500%, 02/01/18, Callable 02/01/15 @ 105.25(a)	7,270	7,688
Vanguard Health Systems, Inc., 0.000%, 02/01/16(a)	4,000	2,540

		13,513

Holding Companies-Divers (0.2%)
Atlantic Broadband Finance LLC, 9.375%, 01/15/14, Callable 05/27/11 @ 101.56	725	736

Household Products/Wares (1.3%)
Reynolds Group Issuer, Inc., 8.250%, 02/15/21, Callable 02/15/16 @ 104.13(a)	6,400	6,336

Insurance (1.3%)
American International Group, Inc., 8.175%, 05/15/68, Callable 05/15/38 @ 100(b)	300	323
Genworth Financial, Inc., 6.150%, 11/15/66, Callable 11/15/16 @ 100(b)	1,530	1,209
Hartford Financial Services Group, Inc., 8.125%, 06/15/38, Callable 06/15/18 @ 100(b)	540	591
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(b)	425	397
Lincoln National Corp., 7.000%, 05/17/66, Callable 05/17/16 @ 100(b)	75	75
MBIA, Inc., 5.700%, 12/01/34	2,025	1,372
MBIA, Inc., 6.625%, 10/01/28(g)	2,650	2,137

		6,104

Internet (2.0%)
Level 3 Communications, Inc., 11.875%, 02/01/19, Callable 02/01/15 @ 105.94(a)(g)	6,740	6,352
UPC Holding BV, 9.875%, 04/15/18, Callable 04/15/14 @ 104.94(a)	150	166
Zayo Group LLC, 10.250%, 03/15/17, Callable 03/15/13 @ 105.13	2,600	2,860

		9,378

Iron/Steel (1.0%)
APERAM, 7.375%, 04/01/16, Callable 10/01/13 @ 103.69(a)	750	763
APERAM, 7.750%, 04/01/18, Callable 04/01/15 @ 103.88(a)	750	765

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Iron/Steel—continued

JMC Steel Group, 8.250%, 03/15/18, Callable 03/15/14 @ 106.19(a)	2,975	3,042

		4,570

Leisure Time (0.2%)
ClubCorp Club Operations, Inc., 10.000%, 12/01/18, Callable 12/01/14 @ 105(a)	1,000	1,005

Lodging (1.9%)
Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/18, Callable 12/15/13 @ 105	1,000	913
MCE Finance Ltd., 10.250%, 05/15/18, Callable 05/15/14 @ 105.13	675	782
MGM Resorts International, 10.375%, 05/15/14	270	309
MTR Gaming Group, Inc., Ser B, 12.625%, 07/15/14, Callable 07/15/11 @ 106.31	5,930	6,316
Wynn Las Vegas LLC, 7.750%, 08/15/20, Callable 08/15/15 @ 103.88	590	625

		8,945

Machinery-Diversified (0.4%)
Chart Industries, Inc., 9.125%, 10/15/15, Callable 05/27/11 @ 104.56	870	887
Manitowoc Co., Inc. (The), 8.500%, 11/01/20, Callable 11/01/15 @ 104.25	790	847
Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44	200	233

		1,967

Media (0.6%)
CCO Holdings LLC / Cap Corp., 7.875%, 04/30/18, Callable 04/30/13 @ 105.91	735	781
Clear Channel Worldwide Holdings, Inc., Series REGS, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94	215	235
Insight Communications, Inc., 9.375%, 07/15/18, Callable 07/15/13 @ 107.03(a)	1,330	1,476
Sirius XM Radio, Inc., 9.750%, 09/01/15, Callable 09/01/12 @ 104.88(a)	450	507

		2,999

Mining (0.5%)
Novelis, Inc., 8.375%, 12/15/17, Callable 12/15/13 @ 106.28(a)	400	433
Novelis, Inc., 8.750%, 12/15/20, Callable 12/15/15 @ 104.38(a)	1,210	1,331
Teck Cominco Ltd., 6.125%, 10/01/35	530	544

		2,308

Miscellaneous Manufacturer (0.4%)
Amsted Industries, Inc., 8.125%, 03/15/18, Callable 03/15/14 @ 104.06(a)	650	693
Griffon Corp., 7.125%, 04/01/18, Callable 04/01/14 @ 105.34(a)	1,210	1,231

		1,924

Oil & Gas (5.1%)
American Petroleum Tankers LLC, 10.250%, 05/01/15, Callable 05/01/12 @ 105.13(a)	500	526
CITGO Petroleum Corp., 11.500%, 07/01/17, Callable 07/01/14 @ 105.75(a)	2,475	2,884
Coffeyville Resources LLC, 9.000%, 04/01/15, Callable 04/01/12 @ 106.75(a)	482	524
Coffeyville Resources LLC, 10.875%, 04/01/17, Callable 04/01/13 @ 108.16(a)	2,300	2,616
Comstock Resources, Inc., 7.750%, 04/01/19, Callable 04/01/15 @ 103.88	2,160	2,198
Energy Partners Ltd., 8.250%, 02/15/18, Callable 02/15/15 @ 104.13(a)	890	886
Linn Energy LLC/Finance Corp., 7.750%, 02/01/21, Callable 09/15/15 @ 103.88(a)	1,100	1,174
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20, Callable 04/15/15 @ 104.31(a)	855	949

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Oasis Petroleum, Inc., 7.250%, 02/01/19, Callable 02/01/15 @ 103.63(a)	600	608
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17, Callable 03/15/14 @ 105.94(a)	750	821
United Refining Co., 10.500%, 02/28/18, Callable 02/28/15 @ 105.25(a)	11,010	10,941
Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(a)	340	384

		24,511

Oil & Gas Services (0.3%)
Exterran Holdings, Inc., 7.250%, 12/01/18, Callable 12/01/13 @ 105.44(a)	1,580	1,612

Packaging & Containers (0.5%)
Ardagh Packaging Finance PLC, 7.375%, 10/15/17, Callable 10/15/14 @ 103.69(a)	600	642
Ardagh Packaging Finance PLC, 9.125%, 10/15/20, Callable 10/15/15 @ 104.56(a)	1,200	1,299
Plastipak Holdings, Inc., 10.625%, 08/15/19, Callable 08/15/14 @ 105.31(a)	285	325
Smurfit-Stone Container Corp., 8.000%, 03/15/17	2,230	161
Smurfit-Stone Container Corp., 8.250%, 10/01/12	2,465	182

		2,609

Pharmaceuticals (2.5%)
ConvaTec Healthcare, 10.500%, 12/15/18, Callable 12/15/14 @ 105.25(a)	10,920	11,466
PharmaNet Development Group, Inc., 10.875%, 04/15/17, Callable 04/15/14 @ 105.44(a)	600	660

		12,126

Pipelines (1.5%)
Copano Energy LLC, 8.125%, 03/01/16, Callable 05/06/11 @ 104.06	170	177
Dynegy Holdings, Inc., 7.500%, 06/01/15	1,525	1,283
Dynegy Holdings, Inc., 7.750%, 06/01/19(f)	5,975	4,638
Genesis Energy LP, 7.875%, 12/15/18, Callable 12/15/14 @ 103.94(a)	860	869

		6,967

Real Estate (0.1%)
Kennedy-Wilson, Inc., 8.750%, 04/01/19, Callable 04/01/15 @ 104.38	400	397

Real Estate Investment Trusts (0.5%)
Reckson Operating Partnership LP, 7.750%, 03/15/20	935	1,050
Rouse Co. LP (The), 6.750%, 11/09/15, Callable 05/09/13 @ 103.38	1,145	1,191

		2,241

Retail (0.7%)
Chinos Acquisition Corp., 8.125%, 03/01/19, Callable 03/01/14 @ 104.06(a)(g)	800	785
Claire’s Stores, Inc., 8.875%, 03/15/19, Callable 03/15/15 @ 104.44(a)(g)	890	850
Sears Holdings Corp., 6.625%, 10/15/18(a)	2,025	1,964

		3,599

Semiconductors (0.5%)
Advanced Micro Devices, Inc., 8.125%, 12/15/17, Callable 12/15/13 @ 104.06	1,090	1,134
MEMC Electronic Materials, Inc., 7.750%, 04/01/19, Callable 04/01/14 @ 105.81(a)	1,400	1,433

		2,567

Shipbuilding (1.8%)
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18, Callable 03/15/15 @ 103.44(a)	3,910	4,081
Huntington Ingalls Industries, Inc., 7.125%, 03/15/21, Callable 03/15/16 @ 103.56(a)	4,575	4,769

		8,850

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Software (0.8%)
First Data Corp., PIK, 10.550%, 09/24/15, Callable 09/30/11 @ 105.28(g)	3,685	3,818

Storage/Warehousing (0.3%)
Niska Gas Storage US LLC / Niska Gas Storage Canada ULC, 8.875%, 03/15/18, Callable 03/15/14 @ 104.44	1,100	1,196

Telecommunication Services (14.1%)
Buccaneer Merger Sub, Inc., 9.125%, 01/15/19, Callable 01/15/15 @ 104.56(a)	1,735	1,839
Cequel Communications Holdings I LLC, 8.625%, 11/15/17, Callable 11/15/12 @ 106.47(a)	4,330	4,514
Clearwire Communications LLC, 12.000%, 12/01/15, Callable 12/01/12 @ 106(a)	1,340	1,447
Clearwire Communications LLC, 12.000%, 12/01/17, Callable 12/01/14 @ 106(a)(g)	4,185	4,473
GeoEye, Inc., 8.625%, 10/01/16, Callable 10/01/13 @ 104.31	640	681
GeoEye, Inc., 9.625%, 10/01/15, Callable 10/01/13 @ 104.81	325	368
Global Crossing (UK) Finance PLC, 10.750%, 12/15/14, Callable 05/27/11 @ 103.58	895	931
Global Crossing Ltd., 9.000%, 11/15/19, Callable 11/15/14 @ 104.50(a)	4,500	4,500
Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106	370	422
Hughes Network Systems LLC/HNS Finance Corp., 9.500%, 04/15/14, Callable 04/15/11 @ 102.38	130	134
Integra Telecom, Inc., 10.750%, 04/15/16, Callable 04/15/13 @ 105.38(a)	625	671
Intelsat Bermuda Ltd., 11.250%, 02/04/17, Callable 02/15/13 @ 105.62	2,570	2,808
Intelsat Jackson Holdings SA, 7.500%, 04/01/21, Callable 04/01/16 @ 103.75(a)(h)	4,375	4,386
Level 3 Financing, Inc., 9.250%, 11/01/14, Callable 06/08/11 @ 104.63	2,000	2,045
Level 3 Financing, Inc., 9.375%, 04/01/19, Callable 04/01/15 @ 104.69(a)	2,665	2,578
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(f)	2,150	2,153
NII Capital Corp., 7.625%, 04/01/21, Callable 04/01/16 @ 103.81	1,280	1,309
Nortel Networks Ltd., 10.750%, 07/15/16, Callable 07/15/11 @ 105.38(c)(f)(g)	9,835	8,888
PAETEC Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44	980	1,056
Sprint Capital Corp., 6.900%, 05/01/19(f)	6,459	6,669
Sprint Capital Corp., 8.750%, 03/15/32	240	255
Telcordia Technologies, Inc., 11.000%, 05/01/18, Callable 05/01/14 @ 105.50(a)	4,700	5,229
Trilogy International Partners LLC, 10.250%, 08/15/16, Callable 08/15/13 @ 105.13(a)	5,105	5,284
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(a)	4,258	5,152
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(a)	100	115

		67,907

Transportation (1.5%)
Aircastle Ltd., 9.750%, 08/01/18, Callable 08/01/14 @ 104.88	600	665
CHC Helicopter SA, 9.250%, 10/15/20, Callable 04/15/15 @ 104.63(a)	6,150	6,334

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Transportation—continued

Martin Midstream Partners LP, 8.875%, 04/01/18, Callable 04/01/14 @ 104.44	400	424

		7,423

Trucking & Leasing (1.0%)
Aviation Capital Group Corp., 6.750%, 04/06/21(a)	5,000	5,000

Total Corporate Bonds (Cost $379,573)		397,559

Convertible Corporate Bond (0.1%)
Healthcare — Services (0.1%)
LifePoint Hospitals, Inc., 3.500%, 05/15/14	600	639

Total Convertible Corporate Bond (Cost $495)		639

Preferred Stocks (2.2%)
Diversified Financial Services (2.2%)
Citigroup Capital XII, 8.500%, 03/30/40, Callable 03/30/15 @ 25	30	790
GMAC Capital Trust I, Ser 2, 8.125%, 02/15/40, Callable 02/15/16 @ 25	380	9,691

		10,481

Total Preferred Stocks (Cost $10,278)		10,481

Units (0.0%)
Commercial Services (0.0%)
Alion Science Technology Corp.*(i)(j)	200	—

Total Units (Cost $13)		—

Common Stock (0.4%)
Auto Manufacturers (0.4%)
Ford Motor Co.*	118,279	1,763

Total Common Stocks (Cost $1,509)		1,763

Short-Term Investment (9.2%)
RidgeWorth Funds Securities Lending Joint Account(k)	44,161,538	44,162

Total Short-Term Investment (Cost $44,162)		44,162

Money Market Fund (12.7%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(l)	61,320,942	61,321

Total Money Market Fund (Cost $61,321)		61,321

Total Investments (Cost $517,786)(m) — 111.6%		536,567
Liabilities in excess of other assets — (11.6)%		(55,654)

Net Assets — 100.0%		$480,913

*	Non-income producing security.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 51.4% of net assets as of March 31, 2011.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(c)	Security in default.

(d)	Issuer has filed for bankruptcy.

(e)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(f)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(g)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $41,578.

(h)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(i)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(j)	Valued at fair value using procedures approved by the Board. Fair valued securities held by the Fund represent, on a rounded basis, 0.0% of net assets as of March 31, 2011.

(k)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(l)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(m)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

High Income Fund — concluded

Investment Abbreviations

PIK	— Payment in-kind

MTN	— Medium Term Note

ULC	— Unlimited Liability Company

Amounts designated as “—” are $0 or have been rounded to $0.

Credit Default Swap Agreements — Buy Protection (Amounts in thousands)

					Upfront
					Payments		Unrealized
		Notional	Fixed	Expiration	Made		Appreciation/
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	(Received)($)	Value($)	(Depreciation)($)

ConAgra Foods, Inc.	JPMorgan	2,000	1.000	12/20/15	(4)	10	14
Omnicom Group, Inc.	JPMorgan	2,000	1.000	12/20/15	(21)	(31)	(10)
Safeway, Inc.	JPMorgan	2,000	1.000	12/20/15	22	13	(9)
CBC, Corp	JPMorgan	2,000	1.000	12/20/15	13	(3)	(16)

					10	(11)	(21)

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

At March 31, 2011, liquid assets totaling $32,661, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2011.

The notional amount of Credit Default Swap contracts totaled $8,000, in thousands, as of March 31, 2011. The average notional amount for Credit Default Swap contracts totaled $3,200, in thousands, for the year ended March 31, 2011.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Intermediate Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations (0.7%)
CS First Boston Mortgage Securities Corp., Ser 2005-C5, Cl A3, 5.100%, 08/15/38	2,654	2,758
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.442%, 11/15/30(a)	1,753	1,831
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A6A, 5.110%, 07/15/42	4,618	4,784

Total Collateralized Mortgage Obligations (Cost $9,004)		9,373

Bank Loan (0.0%)
Health Care (0.0%)
CRC Health Corp., 4.807%, 11/16/15(a)(b)	2	2

Total Bank Loans (Cost $1)		2

Corporate Bonds (32.7%)
Aerospace/Defense (0.6%)
Boeing Co. (The), 5.125%, 02/15/13	243	261
United Technologies Corp., 6.125%, 02/01/19	6,637	7,742

		8,003

Airlines (0.2%)
American Airlines, Inc., Pass Through Trust, Ser 2011-1, Cl A, 5.250%, 01/31/21	1,216	1,180
Continental Airlines, Inc., Pass Through Trust, Ser 2010-1, Cl A, 4.750%, 01/12/21	1,647	1,614

		2,794

Auto Manufacturers (0.2%)
PACCAR, Inc., 6.375%, 02/15/12	2,874	3,007

Banks (3.7%)
Bank of Nova Scotia, 2.375%, 12/17/13	2,688	2,742
Bank of Nova Scotia, 3.400%, 01/22/15	3,510	3,631
Credit Suisse (USA), Inc., 5.300%, 08/13/19	5,343	5,616
Goldman Sachs Group, Inc. (The), 6.000%, 06/15/20	5,206	5,503
HSBC Bank PLC, 3.500%, 06/28/15(b)	3,280	3,323
JPMorgan Chase & Co., 4.400%, 07/22/20	5,451	5,268
JPMorgan Chase & Co., 6.300%, 04/23/19	5,704	6,314
Morgan Stanley, 7.300%, 05/13/19	5,816	6,542
Morgan Stanley, Ser F, 6.625%, 04/01/18	5,310	5,836
Northern Trust Corp., 4.625%, 05/01/14	717	774
Northern Trust Corp., 5.200%, 11/09/12	2,995	3,204

		48,753

Beverages (0.7%)
Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/12	4,715	4,850
Diageo Capital PLC, 5.200%, 01/30/13	1,404	1,505
SABMiller PLC, 6.200%, 07/01/11(b)	2,758	2,794

		9,149

Biotechnology (0.1%)
Life Technologies Corp., 5.000%, 01/15/21, Callable 10/15/20 @ 100	1,213	1,213

Chemicals (1.4%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	1,300	1,354
E.I. du Pont de Nemours & Co., 4.250%, 04/01/21	2,358	2,335
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	2,865	3,092
Praxair, Inc., 1.750%, 11/15/12	7,755	7,852
Praxair, Inc., 4.625%, 03/30/15	3,905	4,226

		18,859

Computers (0.8%)
Hewlett-Packard Co., 4.500%, 03/01/13	1,139	1,213
Hewlett-Packard Co., 6.125%, 03/01/14	169	190
IBM Corp., 7.625%, 10/15/18	7,766	9,719

		11,122

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services (3.9%)
CME Group, Inc., 5.400%, 08/01/13	2,488	2,710
CME Group, Inc., 5.750%, 02/15/14	4,233	4,684
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	3,037	3,127
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	1,641	1,785
ERAC USA Finance LLC, 5.800%, 10/15/12(b)	2,096	2,228
Jefferies Group, Inc., 5.875%, 06/08/14	2,050	2,210
Jefferies Group, Inc., 8.500%, 07/15/19	4,790	5,651
Lazard Group LLC, 6.850%, 06/15/17	435	463
Lazard Group LLC, 7.125%, 05/15/15	2,953	3,244
MassMutual Global Funding LLC, 2.300%, 09/28/15(b)(c)	2,796	2,706
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	3,553	3,479
TIAA Global Markets, Inc., 5.125%, 10/10/12(b)	4,019	4,256
Toyota Motor Credit Corp., 3.200%, 06/17/15	2,078	2,113
Woodside Finance Ltd., 8.125%, 03/01/14(b)	3,378	3,880
Woodside Finance Ltd., 8.750%, 03/01/19(b)	7,386	9,201

		51,737

Electric (1.8%)
Alabama Power Co., 5.800%, 11/15/13	2,684	2,974
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	1,169	1,401
E.ON International Finance BV, 5.800%, 04/30/18(b)	5,581	6,207
Exelon Generation Co. LLC, 6.200%, 10/01/17	2,983	3,304
Georgia Power Co., 6.000%, 11/01/13	1,679	1,867
MidAmerican Energy Holdings Co., Ser D, 5.000%, 02/15/14	3,608	3,875
Pacific Gas & Electric Co., 3.500%, 10/01/20, Callable 07/01/20 @ 100	829	768
Southern California Edison Co., 5.750%, 03/15/14	3,133	3,481

		23,877

Food (1.0%)
Kellogg Co., 4.250%, 03/06/13	2,001	2,110
Kraft Foods, Inc., 5.375%, 02/10/20	4,261	4,499
Kroger Co. (The), 7.500%, 01/15/14	1,896	2,159
Tesco PLC, 5.500%, 11/15/17(b)	3,517	3,900

		12,668

Healthcare — Products (0.3%)
Becton Dickinson and Co., 3.250%, 11/12/20	1,381	1,287
Covidien International Finance SA, 6.000%, 10/15/17	2,919	3,327

		4,614

Healthcare — Services (0.9%)
Roche Holdings, Inc., 6.000%, 03/01/19(b)	10,162	11,518

Household Products/Wares (0.1%)
Kimberly-Clark Corp., 3.625%, 08/01/20	2,003	1,966

Insurance (1.7%)
Berkshire Hathaway, Inc., 3.200%, 02/11/15	6,087	6,266
Berkshire Hathaway, Inc., 4.600%, 05/15/13	2,714	2,899
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	6,232	6,173
OneBeacon U.S. Holdings, Inc., 5.875%, 05/15/13	6,090	6,547

		21,885

Media (1.3%)
Comcast Corp., 4.950%, 06/15/16	1,892	2,023
NBC Universal, Inc., 4.375%, 04/01/21(b)	4,645	4,447
Thomson Reuters Corp., 5.950%, 07/15/13	565	622
Time Warner Cable, Inc., 5.850%, 05/01/17	5,673	6,205
Time Warner Cable, Inc., 8.250%, 02/14/14	3,077	3,578

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

Time Warner, Inc., 4.875%, 03/15/20	663	676

		17,551

Mining (1.0%)
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	2,760	2,930
Barrick Gold Corp., 6.950%, 04/01/19	1,588	1,899
Barrick International Barbados Corp., 5.750%, 10/15/16(b)	1,925	2,161
Newmont Mining Corp., 5.125%, 10/01/19	5,195	5,573

		12,563

Miscellaneous Manufacturer (1.0%)
General Electric Co., 5.000%, 02/01/13	3,133	3,338
General Electric Co., 5.250%, 12/06/17	1,923	2,094
Illinois Tool Works, Inc., 6.250%, 04/01/19	4,710	5,446
Siemens Financieringsmaatschappij NV, 5.750%, 10/17/16(b)	2,283	2,572

		13,450

Office/Business Equip (0.4%)
Xerox Corp., 5.500%, 05/15/12	1,972	2,063
Xerox Corp., 6.350%, 05/15/18	2,764	3,125

		5,188

Oil & Gas (0.7%)
Ensco PLC, 4.700%, 03/15/21	3,816	3,788
Pride International, Inc., 6.875%, 08/15/20	1,736	1,968
Total Capital SA, 3.000%, 06/24/15	2,065	2,108
Weatherford International Ltd., 4.950%, 10/15/13	1,160	1,229

		9,093

Oil & Gas Services (0.2%)
Weatherford International Ltd., 9.625%, 03/01/19	2,560	3,260

Pharmaceuticals (2.2%)
Abbott Laboratories, 5.600%, 11/30/17	4,944	5,592
Express Scripts, Inc., 5.250%, 06/15/12	3,834	4,017
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	3,422	3,846
Merck & Co., Inc., 6.000%, 09/15/17	3,684	4,250
Novartis Securities Investment Ltd., 5.125%, 02/10/19	2,440	2,641
Sanofi-Aventis SA, 4.000%, 03/29/21	5,490	5,400
Teva Pharmaceutical Finance II BV/III LLC, 3.000%, 06/15/15	2,480	2,504
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	736	819

		29,069

Pipelines (2.3%)
El Paso Natural Gas Co., 5.950%, 04/15/17	597	657
Energy Transfer Partners LP, 6.700%, 07/01/18	4,349	4,927
Energy Transfer Partners LP, 9.000%, 04/15/19	2,386	3,014
Enterprise Products Operating LLC, 5.250%, 01/31/20	5,890	6,113
Enterprise Products Operating LLC, Ser G, 5.600%, 10/15/14	3,695	4,082
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	2,458	2,679
Southern Natural Gas Co., 5.900%, 04/01/17(b)	402	447
TransCanada PipeLines Ltd., 3.800%, 10/01/20	2,853	2,746
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	1,074	1,210
Williams Partners LP, 4.125%, 11/15/20	4,125	3,927

		29,802

Real Estate Investment Trusts (1.3%)
BioMed Realty LP, 3.850%, 04/15/16, Callable 03/15/16 @ 100	2,529	2,502
Digital Realty Trust LP, 4.500%, 07/15/15	6,404	6,578

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Real Estate Investment Trusts—continued

Digital Realty Trust LP, 5.875%, 02/01/20	1,427	1,489
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	6,028	6,643

		17,212

Retail (1.4%)
Family Dollar Stores, Inc., 5.000%, 02/01/21	1,966	1,931
Wal-Mart Stores, Inc., 5.800%, 02/15/18	8,815	10,039
Walgreen Co., 4.875%, 08/01/13	2,378	2,577
Wesfarmers Ltd., 6.998%, 04/10/13(b)	3,403	3,751

		18,298

Semiconductors (0.1%)
Analog Devices Inc., 3.000%, 04/15/16	1,044	1,040

Software (0.4%)
Oracle Corp., 5.750%, 04/15/18	4,782	5,355

Telecommunication Services (2.1%)
AT&T, Inc., 4.950%, 01/15/13	2,995	3,190
AT&T, Inc., 5.100%, 09/15/14	3,100	3,390
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17, Callable 05/01/13 @ 103.88(b)	3,528	3,846
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	2,317	2,544
Cisco Systems, Inc., 4.450%, 01/15/20	3,190	3,272
Cisco Systems, Inc., 5.500%, 02/22/16	2,427	2,725
Rogers Communications, Inc., 7.500%, 03/15/15	1,298	1,532
Verizon Communications, Inc., 5.250%, 04/15/13	2,638	2,843
Vodafone Group PLC, 5.500%, 06/15/11	3,675	3,710

		27,052

Transportation (0.2%)
United Parcel Service, Inc., 3.125%, 01/15/21	2,424	2,246

Trucking & Leasing (0.5%)
Aviation Capital Group, 7.125%, 10/15/20(b)	3,844	4,010
Aviation Capital Group Corp., 6.750%, 04/06/21(b)(d)	2,427	2,427

		6,437

Water (0.2%)
Veolia Environment SA, 6.000%, 06/01/18	2,828	3,145

Total Corporate Bonds (Cost $403,136)		431,926

U.S. Government Agency Mortgages (1.2%)
Government National Mortgage Association (1.2%)
Pool #751387, 4.743%, 01/20/61	14,429	15,068

Total U.S. Government Agency Mortgages (Cost $15,009)		15,068

U.S. Treasury Obligations (60.4%)
U.S. Treasury Notes (60.4%)
0.875%, 05/31/11	106,249	106,382
1.000%, 08/31/11	128,000	128,440
2.125%, 11/30/14	226,928	231,059
1.250%, 10/31/15	115,799	111,737
3.750%, 11/15/18(e)	71,026	74,622
2.750%, 02/15/19	78,155	76,366
3.625%, 02/15/21(c)	67,845	68,809

		797,415

Total U.S. Treasury Obligations (Cost $792,100)		797,415

Units (0.0%)
Commercial Services (0.0%)
Alion Science Technology Corp.*(f)(g)	65	—

Total Units (Cost $4)		—

Short-Term Investment (0.9%)
RidgeWorth Funds Securities Lending Joint Account(h)	11,940,375	11,940

Total Short-Term Investment (Cost $11,940)		11,940

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Intermediate Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (3.0%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(i)	38,997,833	38,998

Total Money Market Fund (Cost $38,998)		38,998

Total Investments (Cost $1,270,192)(j) — 98.9%		1,304,722
Other assets in excess of liabilities — 1.1%		15,019

Net Assets — 100.0%		$1,319,741

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 6.6% of net assets as of March 31, 2011.

(c)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $11,678.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(f)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(g)	Valued at fair value using procedures approved by the Board. Fair valued securities held by the Fund represent 0.0% of net assets as of March 31, 2011.

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(i)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(j)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Amounts designated as “—” are $0 or have been rounded to $0.

Credit Default Swap Agreements — Buy Protection (Amounts in thousands)

					Upfront
					Payments
		Notional	Fixed	Expiration	Made		Unrealized
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	(Received)($)	Value($)	Depreciation($)
Ryder Systems, Inc.	JPMorgan	8,640	1.000	06/20/16	161	112	(49)
Whirlpool Corp.	Barclays Bank PLC	8,660	1.000	06/20/16	242	224	(18)

					403	336	(67)

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

At March 31, 2011, liquid assets totaling $31,545, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2011.

The notional amount of Credit Default Swap contracts totaled $17,300, in thousands, as of March 31, 2011. The average notional amount for Credit Default Swap contracts totaled $139,469, in thousands, for the year ended March 31, 2011.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations (0.8%)
CS First Boston Mortgage Securities Corp., Ser 2005-C5, Cl A3, 5.100%, 08/15/38(a)	653	679
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.442%, 11/15/30(a)	555	580
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A6A, 5.110%, 07/15/42(a)	1,434	1,485

Total Collateralized Mortgage Obligations (Cost $2,627)		2,744

Bank Loans (8.1%)
Aerospace/Defense (0.2%)
AM General LLC, 3.246%, 09/28/12(a)(b)	6	5
AM General LLC, 3.261%, 09/30/13(a)(b)	104	97
DAE Aviation Holdings, Inc., 5.310%, 07/31/14(a)(b)	130	130
Delos Aircraft, Inc., 7.000%, 03/17/16(a)(b)	175	177
Sequa Corp., 3.560%, 12/03/14(a)(b)	120	118

		527

Auto Manufacturers (0.2%)
Ford Motor Co., 3.010%, 12/16/13(a)(b)	362	362
HHI Holdings LLC, 7.750%, 03/21/17(a)(b)	80	80
Tenneco, Inc., 4.807%, 06/03/16(a)(b)	69	70

		512

Auto Parts & Equipment (0.1%)
Allison Transmission, Inc., 3.010%, 08/07/14(a)(b)	89	88
Pinafore LLC, 4.250%, 09/29/16(a)(b)	261	261

		349

Banks (0.1%)
CIT Group, Inc., 6.250%, 08/11/15(a)(b)	180	183

Building Materials (0.1%)
Armstrong World Industries, Inc., 4.000%, 03/09/18(a)(b)	140	140
Building Materials Corp. of America, 3.000%, 02/24/14(a)(b)	60	60
Goodman Global Holdings, Inc., 5.750%, 10/28/16(a)(b)	80	80

		280

Chemicals (0.3%)
Chemtura Corp., 5.500%, 08/27/16(a)(b)	60	61
Huntsman International LLC, 1.746%-1.804%, 04/21/14(a)(b)	64	63
Huntsman International LLC, 2.746%-2.804%, 04/19/17(a)(b)	176	174
INEOS U.S. Finance LLC, 7.501%, 12/16/13(a)(b)	58	60
INEOS U.S. Finance LLC, 8.001%, 12/16/14(a)(b)	61	63
MacDermid, Inc., 2.246%, 04/12/14(a)(b)	121	120
Nalco Co., 4.500%, 10/05/17(a)(b)	80	80
Nexeo Solutions LLC, 5.000%, 09/08/17(a)(b)	130	130
Styron S.A.R.L LLC, 6.000%, 08/02/17(a)(b)	140	140
Univar, Inc., 5.000%, 06/30/17(a)(b)	224	225

		1,116

Commercial Services (0.3%)
Booz Allen Hamilton, Inc., 4.000%, 08/03/17(a)(b)	25	25
Catalina Marketing Corp., 2.996%, 10/01/14(a)(b)	79	79
Cengage Learning Acquisitions, Inc., 2.500%, 07/03/14(a)(b)	263	252
Cenveo Corp., 6.250%, 12/21/16(a)(b)	115	115
CoreLogic, Inc., 4.750%, 04/12/16(a)(b)	119	120
Hertz Corp. (The), 3.750%, 03/09/18(a)(b)	55	55
JMC Steel Group, Inc., 4.750%, 04/03/17(a)(b)	30	30
Walter Industries, Inc., 3.000%, 04/02/18(a)(b)	245	246

		922

Computers (0.0%)
Network Solutions LLC, 2.500%, 03/07/14(a)(b)	35	35

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Consumer Discretionary (0.0%)
Collective Brands Finance, Inc., 3.004%-3.064%, 08/18/14(a)(b)	49	49

Consumer Staples (0.1%)
Pierre Foods, Inc., 7.000%, 09/30/16(a)(b)	95	95
Revlon Consumer Products Corp., 6.000%, 03/11/15(a)(b)	119	119

		214

Diversified Financial Services (0.7%)
Affinion Group, Inc., 5.000%, 10/10/16(a)(b)	209	209
AGFS Funding Co., 7.250%, 04/21/15(a)(b)	460	460
American Capital Holdings, Inc., 7.500%, 12/31/13(a)(b)	70	70
BNY ConvergEx Group LLC, 5.250%, 12/16/16(a)(b)	31	31
BNY ConvergEx Group LLC, 5.250%, 12/19/17(a)(b)	74	74
CNO Financial Group, Inc., 7.500%, 09/30/16(a)(b)	100	100
Fifth Third Processing Solutions LLC, 5.500%, 11/03/16(a)(b)	120	120
First Data Corp., 3.002%, 09/24/14(a)(b)	196	188
Interactive Data Corp., 4.750%, 02/12/18(a)(b)	120	120
International Lease Finance Corp., 6.750%, 03/17/15(a)(b)	115	115
Microsemi Corp., 4.000%, 11/02/17(a)(b)	120	121
Nielsen Finance LLC, 3.750%, 05/02/16(a)(b)	233	232
Nuveen Investments, Inc., 3.304%-3.307%, 11/13/14(a)(b)	62	60
Nuveen Investments, Inc., 5.804%-5.813%, 05/12/17(a)(b)	73	73
SunGard Data Systems, Inc., 3.912%-3.937%, 02/26/16(a)(b)	229	229

		2,202

Electric (0.3%)
Equipower Resources Holdings LLC, 5.750%, 01/26/18(a)(b)	45	45
GenOn Energy, Inc., 6.000%, 09/08/17(a)(b)	129	131
New Development Holdings, Inc., 4.500%, 04/02/18(a)(b)	185	186
NRG Energy, Inc., 2.057%, 02/01/13(a)(b)	173	172
NRG Energy, Inc., 2.057%, 02/01/13(a)(b)	167	166
Texas Competitive Electric Holdings Co. LLC, 3.746%-3.803%, 10/10/14(a)(b)	343	288

		988

Energy (0.1%)
Aquilex Holdings LLC, 6.000%, 04/01/16(a)(b)	106	106
KGen LLC, 0.153%, 02/08/14(a)(b)	59	58
KGen LLC, 2.000%, 02/10/14(a)(b)	66	65

		229

Entertainment (0.2%)
Carmike Cinemas, Inc., 5.500%, 01/27/16(a)(b)	30	30
Cinedigm Digital Funding I LLC, 5.250%, 04/29/16(a)(b)	145	144
IMG Worldwide, Inc., 7.250%, 06/15/15(a)(c)	159	158
Live Nation Entertainment, Inc., 4.500%, 11/07/16(a)(b)	60	60
Regal Cinemas, Inc., 3.557%, 08/23/17(a)(b)	105	105
Universal City Development Partners Ltd., 5.500%, 11/06/14(a)(b)	201	202

		699

Food (0.3%)
Dean Foods Co., 3.750%-3.810%, 04/02/17(a)(b)	203	202
Del Monte Foods Co., 4.500%, 03/08/18(a)(b)	180	180
DineEquity, Inc., 4.250%, 10/19/17(a)(b)	79	80
Dole Food Co., Inc., 5.000%-5.500%, 03/02/17(a)(b)	42	42
Dole Food Co., Inc., 5.500%, 03/02/17(a)(b)	17	17
Dunkin’ Brands, Inc., 4.250%-5.250%, 11/23/17(a)(b)	200	201
Green Mountain Coffee Roasters, Inc., 5.500%, 12/16/16(a)(b)	150	151

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Food—continued

Pinnacle Foods Holdings Corp., 2.761%, 04/02/14(a)(b)	125	124

		997

Forest Products & Paper (0.1%)
Georgia-Pacific Corp., 2.307%-2.310%, 12/21/12(a)(b)	170	170

Health Care (0.9%)
Ardent Medical Services, Inc., 6.500%, 09/15/15(a)(b)	174	174
Axcan Pharma, Inc., 5.500%, 02/10/17(a)(b)	130	129
Bausch & Lomb, Inc., 3.496%, 04/24/15(a)(b)	23	23
Bausch & Lomb, Inc., 3.496%-3.557%, 04/24/15(a)(b)	96	96
Biomet, Inc., 3.246%-3.308%, 03/25/15(a)(b)	114	114
CareStream Health, Inc., 5.000%, 02/25/17(a)(b)	285	279
Community Health Systems, Inc., 2.561%, 07/25/14(a)(b)	156	155
Community Health Systems, Inc., 2.561%, 07/25/14(a)(b)	8	8
Community Health Systems, Inc., 3.811%, 01/25/17(a)(b)	79	78
CRC Health Corp., 4.807%, 11/16/15(a)(b)	130	128
DaVita, Inc., 4.500%, 10/20/16(a)(b)	105	105
Gentiva Health Services, Inc., 4.750%, 08/17/16(a)(b)	79	80
Grifols, Inc., 4.250%, 11/23/16(a)(b)(d)	135	136
HCA, Inc., 1.557%, 11/19/12(a)(b)	470	467
Health Management Associates, Inc., 2.057%, 02/28/14(a)(b)	119	118
IASIS Healthcare LLC, 2.246%, 03/14/14(a)(b)	27	27
IASIS Healthcare LLC, 2.246%, 03/14/14(a)(b)	79	78
IASIS Healthcare LLC, 2.248%, 03/14/14(a)(b)	8	7
MedAssets, Inc., 5.250%-6.000%, 11/16/16(a)(b)	75	75
MultiPlan, Inc., 4.750%, 08/26/17(a)(b)	120	120
Mylan Laboratories, Inc., 3.563%, 10/02/14(a)(b)	21	21
Universal Health Services, Inc., 4.000%, 11/15/16(a)(b)	110	111
Vanguard Health Holding Co. II LLC, 5.000%, 01/29/16(a)(b)	119	120
Warner Chilcott Co., LLC, 4.250%, 03/15/18(a)(b)	56	56
Warner Chilcott Corp., 4.250%, 03/15/18(a)(b)	112	113
WC LUXO S.A.R.L., 4.250%, 03/15/18(a)(b)	77	78

		2,896

Industrials (0.0%)
Bucyrus International, Inc., 4.250%, 02/19/16(a)(b)	159	159

Information Technology (0.3%)
Aspect Software, Inc., 6.250%, 04/19/16(a)(b)	79	80
CDWC LLC, 4.500%, 07/14/17(a)(b)	101	101
Ceridian Corp., 3.248%, 11/10/14(a)(b)	65	63
Fidelity National Information Services, Inc., 5.250%, 07/18/16(a)(b)	90	90
Flextronics International Ltd., 2.511%, 10/01/12(a)(b)	233	232
Savvis Communications Corp., 6.750%, 08/04/16(a)(b)	244	245

		811

Insurance (0.0%)
Sedgwick CMS Holdings, Inc., 5.000%, 12/30/16(a)(b)	120	120

Leisure Time (0.1%)
Clubcorp Operations, Inc., 6.000%, 11/09/16(a)(b)	180	181

Lodging (0.2%)
Las Vegas Sands LLC, 2.750%, 11/23/16(a)(b)(d)	195	191
Las Vegas Sands LLC, 2.750%, 11/23/16(a)(b)(d)	39	38
MGM Mirage, 7.000%, 02/21/14(a)(b)	235	231
VML U.S. Finance LLC, 4.790%, 05/25/12(a)(b)	44	44
VML U.S. Finance LLC, 4.790%, 05/27/13(a)(b)	75	75

		579

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Machinery Diversified (0.0%)
Manitowoc Co., Inc. (The), 5.313%, 11/06/13(a)(b)	63	63
Veyance Technologies, Inc., 2.750%, 07/31/14(a)(b)	9	8
Veyance Technologies, Inc., 2.750%, 07/31/14(a)(b)	61	56

		127

Media (0.8%)
Charter Communications Operating LLC, 2.250%, 03/06/14(a)(b)	291	291
Citadel Broadcasting Corp., 4.250%, 12/30/16(a)(b)	45	45
FoxCo Acquisition Sub LLC, 4.750%, 07/14/15(a)(b)	50	50
Getty Images, Inc., 5.250%, 11/07/16(a)(b)	60	60
Gray Television, Inc., 3.760%, 12/31/14(a)(b)	274	271
Insight Midwest LP, 2.010%-2.050%, 04/07/14(a)(b)	235	232
Mediacom Broadband LLC, 4.500%, 10/23/17(a)(b)	248	246
Springboard Finance LLC, 7.000%, 02/23/15(a)(b)	197	197
Syniverse Technologies, Inc., 5.250%, 12/21/17(a)(b)	130	130
Telesat Canada, 3.250%, 10/31/14(a)(b)	19	19
Telesat Canada, 3.250%, 10/31/14(a)(b)	224	223
Univision Communications, Inc., 4.496%, 03/31/17(a)(b)	237	231
Village Roadshow Ltd., 5.500%, 05/27/15(a)(c)	350	351
Weather Channel Interactive, Inc. (The), 4.250%, 02/13/17(a)(b)	65	65

		2,411

Mining (0.1%)
Fairmount Minerals Ltd., 5.250%, 03/01/17(a)(b)	85	85
Novelis, Inc., 4.000%, 03/10/17(a)(b)	314	315

		400

Miscellaneous Manufacturer (0.0%)
Clarke American Corp., 2.746%-2.807%, 06/30/14(a)(b)	128	122

Oil & Gas (0.5%)
CITGO Petroleum Corp., 8.000%, 06/24/15(a)(b)	180	187
MEG Energy Corp., 4.000%, 03/16/18(a)(b)	425	428
Obsidian Natural Gas Trust, 7.000%, 11/02/15(a)(b)	583	590
TPF Generation Holdings LLC, 2.207%, 12/15/11(a)(b)	16	15
TPF Generation Holdings LLC, 2.207%, 12/13/13(a)(b)	50	49
TPF Generation Holdings LLC, 2.307%, 12/15/13(a)(b)	107	106
Western Refining, Inc., 7.500%, 03/15/17(a)(b)	225	226

		1,601

Packaging & Containers (0.1%)
Graphic Packaging Holding Co., 3.053%, 05/16/14(a)(b)	216	216
Reynolds Group Holdings, Inc., 4.250%, 02/09/18(a)(b)	225	226

		442

Real Estate (0.4%)
CB Richard Ellis Services, Inc., 1.625%, 03/05/18(a)(b)	290	289
CB Richard Ellis Services, Inc., 1.750%, 09/04/19(a)(b)	290	289
CB Richard Ellis Services, Inc., 3.508%, 11/06/16(a)(b)	90	89
Istar Financial, Inc., 5.000%, 06/28/13(a)(b)	575	570
Istar Financial, Inc., 7.000%, 06/30/14(a)(b)	165	165

		1,402

Retail (0.7%)
Burlington Coat Factory Warehouse Corp., 6.250%, 02/18/17(a)(b)	100	99
Capital Automotive LP, 5.000%, 04/02/18(a)(b)	484	479
Dollar General Corp., 2.996%-3.004%, 07/07/14(a)(b)	235	235
Gymboree Corp., 5.000%-5.750%, 02/23/18(a)(b)	110	109
J Crew Operating Corp., 4.750%, 03/07/18(a)(b)	125	125
Leslie’s Poolmart, Inc., 4.500%, 11/21/16(a)(b)	145	145
Michaels Stores, Inc., 4.813%-4.875%, 07/31/16(a)(b)	116	116

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Retail—continued

NBTY, Inc., 4.250%, 10/02/17(a)(b)	200	200
Neiman Marcus Group, Inc. (The), 2.310%, 04/05/13(a)(b)	118	117
PETCO Animal Supplies, Inc., 4.500%, 11/24/17(a)(b)	223	223
Pilot Travel Centers LLC, 4.250%, 03/30/18(a)(b)	225	226
Sports Authority, Inc., 7.500%, 10/26/17(a)(b)	125	123
SUPERVALU, Inc., 1.621%, 06/01/12(a)(b)	124	123

		2,320

Semiconductors (0.0%)
Freescale Semiconductor, Inc., 4.511%, 12/01/16(a)(b)	134	133

Telecommunication Services (0.8%)
Airvana, Inc., 8.000%, 08/27/14(a)(b)(d)	130	130
Asurion Corp., 3.258%-3.261%, 07/03/14(a)(b)	119	118
Atlantic Broadband Finance LLC, 4.000%, 03/08/16(a)(b)	83	83
Avaya, Inc., 3.061%, 10/26/14(a)(b)	96	93
Avaya, Inc., 4.811%, 10/24/14(a)(b)	192	187
BBHI Acquisition LLC, 4.500%, 12/14/17(a)(b)	120	120
Bragg Communications, Inc., 2.811%, 08/31/14(a)(b)	114	113
Cequel Communications LLC, 2.260%, 11/05/13(a)(b)	65	64
Consolidated Communications, Inc., 2.750%, 12/31/14(a)(b)	65	64
Integra Telecom, Inc., 9.250%, 04/15/15(a)(b)	174	174
Intelsat Jackson Holdings SA, 5.250%, 04/02/18(a)(b)	500	503
Level 3 Communications, Inc., 2.553%, 03/13/14(a)(b)	125	121
MetroPCS Wireless, Inc., 4.071%-4.134%, 11/04/13(a)(b)	243	243
Telcordia Technologies, Inc., 6.750%, 04/09/16(a)(b)	223	223
UPC Financing Partnership, 3.761%, 12/30/16(a)(b)	57	57
Vonage Holdings Corp., 9.750%-10.250%, 12/08/15(a)(b)	93	92
West Corp., 2.685%-2.832%, 10/24/13(a)(b)	90	90

		2,475

Telecommunications (0.0%)
CommScope, Inc., 5.000%, 01/14/18(a)(b)	55	55

Transportation (0.1%)
Ozburn-Hessey Holding Company LLC, 7.500%, 04/08/16(a)(b)	238	240

Total Bank Loans (Cost $25,531)		25,946

Corporate Bonds (43.7%)
Aerospace/Defense (1.0%)
Boeing Co. (The), 5.125%, 02/15/13	975	1,046
United Technologies Corp., 6.125%, 02/01/19	1,842	2,149

		3,195

Airlines (0.3%)
American Airlines, Inc., Pass Through Trust, Ser 2011-1, Cl A, 5.250%, 01/31/21	446	433
Continental Airlines, Inc., Pass Through Trust, Ser 2010-1, Cl A, 4.750%, 01/12/21	502	492

		925

Auto Manufacturers (0.4%)
PACCAR, Inc., 6.375%, 02/15/12	1,205	1,261

Banks (4.0%)
Bank of Nova Scotia, 2.375%, 12/17/13	840	857
Bank of Nova Scotia, 3.400%, 01/22/15	902	933
Credit Suisse (USA), Inc., 5.300%, 08/13/19	1,215	1,277
Goldman Sachs Group, Inc. (The), 6.250%, 02/01/41	890	886
HSBC Bank PLC, 3.500%, 06/28/15(b)	1,121	1,136
JPMorgan Chase & Co., 4.400%, 07/22/20	1,727	1,669
JPMorgan Chase & Co., 6.300%, 04/23/19	1,699	1,881
Morgan Stanley, 7.300%, 05/13/19	1,402	1,577
Morgan Stanley, Ser F, 6.625%, 04/01/18	1,013	1,113

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Banks—continued

Northern Trust Corp., 5.200%, 11/09/12	1,484	1,587

		12,916

Beverages (1.1%)
Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/12	1,258	1,294
Diageo Capital PLC, 5.200%, 01/30/13	649	696
SABMiller PLC, 6.200%, 07/01/11(b)	1,396	1,414

		3,404

Biotechnology (0.1%)
Life Technologies Corp., 5.000%, 01/15/21	331	331

Chemicals (1.9%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	721	751
E.I. du Pont de Nemours & Co., 4.250%, 04/01/21	694	687
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	958	1,034
Praxair, Inc., 1.750%, 11/15/12	2,005	2,030
Praxair, Inc., 4.625%, 03/30/15	1,542	1,669

		6,171

Computers (1.0%)
Hewlett-Packard Co., 4.500%, 03/01/13	553	589
IBM Corp., 7.625%, 10/15/18	2,172	2,718

		3,307

Diversified Financial Services (4.8%)
CME Group, Inc., 5.400%, 08/01/13	957	1,042
CME Group, Inc., 5.750%, 02/15/14	860	952
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	972	1,001
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	999	1,087
ERAC USA Finance LLC, 5.800%, 10/15/12(b)	923	981
Jefferies Group, Inc., 8.500%, 07/15/19	1,224	1,444
Lazard Group LLC, 7.125%, 05/15/15	1,606	1,764
MassMutual Global Funding LLC, 2.300%, 09/28/15(b)	968	937
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	1,014	993
TIAA Global Markets, Inc., 5.125%, 10/10/12(b)	1,265	1,339
Toyota Motor Credit Corp., 3.200%, 06/17/15	602	612
Woodside Finance Ltd., 8.750%, 03/01/19(b)	2,710	3,376

		15,528

Electric (3.0%)
Alabama Power Co., 5.800%, 11/15/13	925	1,025
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	394	472
E.ON International Finance BV, 5.800%, 04/30/18(b)	2,125	2,363
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,002	1,110
Georgia Power Co., 6.000%, 11/01/13	522	580
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	758	804
Pacific Gas & Electric Co., 3.500%, 10/01/20	231	214
Pacific Gas & Electric Co., 6.050%, 03/01/34	819	854
Public Service Co. of Colorado, Ser 17, 6.250%, 09/01/37	491	552
Southern California Edison Co., 5.750%, 03/15/14	965	1,072
Wisconsin Power & Light Co., 6.375%, 08/15/37	529	604

		9,650

Food (1.2%)
Kellogg Co., 4.250%, 03/06/13	818	863
Kraft Foods, Inc., 6.500%, 02/09/40	712	760
Kroger Co. (The), 7.500%, 01/15/14	570	649
Tesco PLC, 5.500%, 11/15/17(b)	1,393	1,545

		3,817

Healthcare — Products (0.5%)
Becton Dickinson and Co., 3.250%, 11/12/20	400	373
Covidien International Finance SA, 6.000%, 10/15/17	1,021	1,164

		1,537

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Healthcare — Services (0.6%)
Roche Holdings, Inc., 7.000%, 03/01/39(b)	1,620	1,972

Household Products/Wares (0.2%)
Kimberly-Clark Corp., 3.625%, 08/01/20	585	574

Insurance (2.3%)
Berkshire Hathaway, Inc., 3.200%, 02/11/15	1,592	1,639
Berkshire Hathaway, Inc., 4.600%, 05/15/13	1,046	1,118
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	1,851	1,833
OneBeacon U.S. Holdings, Inc., 5.875%, 05/15/13	1,925	2,069
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(b)	683	770

		7,429

Media (1.6%)
Comcast Corp., 6.450%, 03/15/37	498	510
NBC Universal, Inc., 5.950%, 04/01/41(b)	802	769
Thomson Reuters Corp., 5.950%, 07/15/13	278	306
Time Warner Cable, Inc., 5.850%, 05/01/17	2,066	2,260
Time Warner Cable, Inc., 8.250%, 02/14/14	981	1,141
Time Warner, Inc., 6.200%, 03/15/40	274	271

		5,257

Mining (0.9%)
Barrick Gold Corp., 6.950%, 04/01/19	364	436
Barrick International Barbados Corp., 6.350%, 10/15/36(b)	673	710
Barrick PD Australia Finance Property Ltd., 5.950%, 10/15/39	676	697
Newmont Mining Corp., 6.250%, 10/01/39	1,118	1,185

		3,028

Miscellaneous Manufacturer (1.7%)
General Electric Co., 5.000%, 02/01/13	2,132	2,271
General Electric Co., 5.250%, 12/06/17	644	701
Illinois Tool Works, Inc., 6.250%, 04/01/19	1,347	1,558
Siemens Financieringsmat, 6.125%, 08/17/26(b)	788	888

		5,418

Office/Business Equip (0.5%)
Xerox Corp., 5.500%, 05/15/12	624	653
Xerox Corp., 6.350%, 05/15/18	968	1,094

		1,747

Oil & Gas (1.5%)
Ensco PLC, 4.700%, 03/15/21	1,021	1,014
Pride International, Inc., 6.875%, 08/15/20	504	571
Shell International Finance BV, 6.375%, 12/15/38	2,323	2,625
Total Capital SA, 3.000%, 06/24/15	593	605

		4,815

Oil & Gas Services (0.7%)
Baker Hughes, Inc., 5.125%, 09/15/40	817	775
Weatherford International Ltd., 6.500%, 08/01/36	619	619
Weatherford International Ltd., 9.625%, 03/01/19	743	946

		2,340

Pharmaceuticals (2.7%)
Abbott Laboratories, 5.600%, 11/30/17	1,715	1,940
Express Scripts, Inc., 5.250%, 06/15/12	1,272	1,333
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	1,147	1,289
Merck & Co., Inc., 6.550%, 09/15/37	688	813
Novartis Securities Investment Ltd., 5.125%, 02/10/19	646	699
Sanofi-Aventis SA, 4.000%, 03/29/21	1,631	1,604
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	356	388
Teva Pharmaceutical Finance II BV/III LLC, 3.000%, 06/15/15	683	690

		8,756

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines (2.8%)
El Paso Natural Gas Co., 5.950%, 04/15/17	495	545
Energy Transfer Partners LP, 7.500%, 07/01/38	648	749
Energy Transfer Partners LP, 9.000%, 04/15/19	1,187	1,500
Enterprise Products Operating LLC, 5.250%, 01/31/20	1,505	1,562
Enterprise Products Operating LLC, Ser J, 5.750%, 03/01/35	672	644
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,003	1,093
Southern Natural Gas Co., 5.900%, 04/01/17(b)	305	339
TransCanada PipeLines Ltd., 6.100%, 06/01/40	883	927
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	394	444
Williams Partners LP, 4.125%, 11/15/20	1,158	1,102

		8,905

Real Estate Investment Trusts (1.6%)
BioMed Realty LP, 3.850%, 04/15/16	748	740
Digital Realty Trust LP, 4.500%, 07/15/15	1,954	2,007
Digital Realty Trust LP, 5.875%, 02/01/20	429	447
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	1,702	1,876

		5,070

Retail (2.0%)
Family Dollar Stores, Inc., 5.000%, 02/01/21	522	513
Wal-Mart Stores, Inc., 5.250%, 09/01/35	287	281
Wal-Mart Stores, Inc., 6.500%, 08/15/37	2,635	2,999
Walgreen Co., 4.875%, 08/01/13	747	809
Wesfarmers Ltd., 6.998%, 04/10/13(b)	1,668	1,839

		6,441

Semiconductors (0.1%)
Analog Devices Inc., 3.000%, 04/15/16	283	282

Software (0.5%)
Oracle Corp., 5.750%, 04/15/18	1,358	1,521

Telecommunication Services (3.6%)
AT&T, Inc., 4.950%, 01/15/13	1,082	1,153
AT&T, Inc., 5.100%, 09/15/14	898	982
AT&T, Inc., 6.450%, 06/15/34	550	566
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17(b)	1,161	1,266
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	716	786
Cisco Systems, Inc., 4.450%, 01/15/20	313	321
Cisco Systems, Inc., 5.500%, 02/22/16	796	894
Cisco Systems, Inc., 5.500%, 01/15/40	1,326	1,302
Rogers Communications, Inc., 7.500%, 03/15/15	612	722
Verizon Communications, Inc., 5.250%, 04/15/13	789	850
Verizon Communications, Inc., 5.550%, 02/15/16	777	863
Vodafone Group PLC, 5.500%, 06/15/11	1,695	1,711

		11,416

Transportation (0.2%)
United Parcel Service, Inc., 3.125%, 01/15/21	671	622

Trucking & Leasing (0.5%)
Aviation Capital Group, 7.125%, 10/15/20(b)	1,165	1,215
Aviation Capital Group Corp., 6.750%, 04/06/21(b)	535	535

		1,750

Water (0.4%)
Veolia Environment SA, 6.000%, 06/01/18	1,014	1,128

Total Corporate Bonds (Cost $130,427)		140,513

U.S. Government Agency Mortgages (1.2%)
Government National Mortgage Association (1.2%)
Pool #780758, 7.000%, 04/15/13	35	36
Pool #494081, 7.000%, 08/15/14	50	53

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Government National Mortgage Association—continued

Pool #544525, 7.000%, 05/15/31	35	41
Pool #751387, 4.743%, 01/20/61	3,604	3,764

Total U.S. Government Agency Mortgages (Cost $3,871)		3,894

U.S. Treasury Obligations (43.2%)
U.S. Treasury Bond (6.4%)
4.250%, 11/15/40	21,465	20,529

U.S. Treasury Notes (36.8%)
0.875%, 05/31/11	5,451	5,458
1.000%, 08/31/11	15,500	15,553
2.125%, 11/30/14	39,114	39,826
1.250%, 10/31/15	12,056	11,633
3.750%, 11/15/18(e)	16,166	16,985
2.750%, 02/15/19	10,743	10,497
3.625%, 02/15/21	18,279	18,539

		118,491

Total U.S. Treasury Obligations (Cost $137,779)		139,020

Units (0.0%)
Commercial Services (0.0%)
Alion Science Technology Corp.*(f)(g)	20	—

Total Units (Cost $1)		—

Money Market Fund (2.0%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(h)	6,314,190	6,314

Total Money Market Fund (Cost $6,314)		6,314

Total Investments (Cost $306,550)(i) — 99.0%		318,431
Other assets in excess of liabilities — 1.0%		3,235

Net Assets — 100.0%		$321,666

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 16.7% of net assets as of March 31, 2011.

(c)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(f)	Valued at fair value using procedures approved by the Board. Fair valued securities held by the Fund represent, on a rounded basis, 0.0% of net assets as of March 31, 2011.

(g)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(h)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(i)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

MTN	— Medium Term Note

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — concluded

Credit Default Swap Agreements — Buy Protection (Amounts in thousands)

					Upfront
					Payments
		Notional	Fixed	Expiration	Made		Unrealized
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	(Received)($)	Value($)	Depreciation($)

Whirlpool Corp.	Barclays Bank PLC	2,130	1.000	06/20/16	59	55	(4)
Ryder Systems, Inc.	JPMorgan	2,135	1.000	06/20/16	40	28	(12)

					99	83	(16)

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

At March, 31, 2011, liquid assets totaling $9,317 in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2011.

The notional amount of Credit Default Swap contracts totaled $4,265, in thousands, as of March 31, 2011. The average notional amount for Credit Default Swap contracts totaled $36,838, in thousands, for the year ended March 31, 2011.

As of March 31, 2011, the Fund had the following unfunded loan commitments (in thousands):

		Unrealized
	Unfunded	Appreciation/
Borrower	Commitments($)	(Depreciation)($)

CB Richard Ellis Services, Inc.	290	—
CB Richard Ellis Services, Inc.	290	1

		1

The commitments are available until the maturity date of the respective security.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (86.0%)
Alabama (1.2%)
Auburn University, Ser A, RB, 6.000%, 06/01/16, Prerefunded 06/01/11 @ 100, NATL-RE	4,060	4,098
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, Callable 06/01/19 @ 100, AGC	9,000	9,302

		13,400

Alaska (4.0%)
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, Callable 09/01/19 @ 100, AGC	18,000	19,604
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Callable 09/01/19 @ 100, AGC	15,500	16,909
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/32, Callable 09/01/19 @ 100, AGC	7,250	7,728

		44,241

California (8.3%)
California Health Facilities Financing Authority, Ser C, RB, 6.250%, 10/01/24, Callable 10/01/18 @ 100	3,500	3,924
California Health Facilities Financing Authority, Ser C, RB, 6.500%, 10/01/33, Callable 10/01/18 @ 100	6,500	7,040
California Health Facilities Financing Authority, Ser C, RB, 6.500%, 10/01/38, Callable 10/01/18 @ 100	100	127
California Health Facilities Financing Authority, Ser C, RB, 6.500%, 10/01/38, Callable 10/01/18 @ 100	5,400	5,831
California State, GO, 6.500%, 04/01/33, Callable 04/01/19 @ 100	24,500	26,281
California State Department of Water Resources Power Supply, Ser M, RB, 5.000%, 05/01/14	5,000	5,538
California State Department of Water Resources Power Supply, Ser M, RB, 5.000%, 05/01/15	10,000	11,229
Los Angeles California Community College District, Ser A, GO, 6.000%, 08/01/33	10,000	10,590
Los Angeles California Wastewater System, Ser A, RB, 5.750%, 06/01/34, Callable 06/01/19 @ 100	5,000	5,277
Orange County Loma Ridge, COP, 6.000%, 06/01/21, Prerefunded 06/01/19 @ 100, AMBAC	960	1,128
University of California, Ser O, RB, 5.750%, 05/15/27, Callable 05/15/19 @ 100	3,000	3,274
University of California, Ser O, RB, 5.750%, 05/15/28, Callable 05/15/19 @ 100	10,000	10,878

		91,117

Colorado (0.7%)
Adams & Arapahoe Counties Joint School District No. 28J Aurora, GO, 5.000%, 12/01/14, State Aid Withholding	6,475	7,316

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Connecticut (0.1%)
Connecticut State Health & Educational Facilities Authority, Ascension Health Credit Group, RB, 3.500%, 11/15/29, Mandatory Put 02/01/12 @ 100(a)	1,395	1,427

District of Columbia (0.8%)
District of Columbia, Income Tax, Ser A, RB, 5.500%, 12/01/30, Callable 12/01/19 @ 100	8,000	8,556

Florida (3.7%)
Brevard County Utility Authority, RB, 5.250%, 03/01/13, Callable 03/01/12 @ 100, NATL-RE/FGIC	1,000	1,037
Brevard County Utility Authority, RB, 5.250%, 03/01/14, Callable 03/01/12 @ 100, NATL-RE/FGIC	1,000	1,037
Florida State Board of Education, Capital Outlay, Public Education Project, GO, 9.125%, 06/01/14, ETM	950	1,160
Florida State Board of Education, Capital Outlay, Public Education Project, Ser A, GO, 5.000%, 06/01/13	7,755	8,424
Florida State Board of Education, Capital Outlay, Public Education Project, Ser B, GO, 5.375%, 06/01/18, Callable 06/01/13 @ 100, FGIC/MBIA-RE	2,130	2,241
Florida State Board of Education, Capital Outlay, Public Education Project, Ser C, GO, 5.000%, 06/01/16	6,065	6,885
Florida State Board of Education, Lottery, Ser A, RB, 5.375%, 07/01/15, Economically defeased 07/01/12 @ 101, NATL-RE/FGIC	3,500	3,723
Highlands County Health Facilities Authority, Adventist Health, Ser G, RB, 5.125%, 11/15/18, Callable 11/15/16 @ 100(a)	2,900	3,124
Lee County Memorial Health Systems Hospital, Ser A, RB, 5.750%, 04/01/15, Callable 04/01/12 @ 100, AGM	1,000	1,034
Miami-Dade County, Building Better Communities Program, Ser B, GO, 6.000%, 07/01/23, Callable 07/01/18 @ 100	2,000	2,208
Miami-Dade County, Building Better Communities Program, Ser B, GO, 6.125%, 07/01/25, Callable 07/01/18 @ 100	3,000	3,285
Palm Beach County School Board, Ser B, COP, 5.000%, 08/01/25, Mandatory Put 08/01/11 @ 101, FGIC(a)	3,000	3,042
Polk County School District Sales Tax Authority, RB, 5.250%, 10/01/15, Callable 10/01/14 @ 100, AGM	2,000	2,134
Tampa Sales Tax Authority, Ser A, RB, 5.375%, 10/01/14, Prerefunded 10/01/11 @ 101, AMBAC	1,640	1,697

		41,031

Georgia (2.3%)
Georgia State, Ser B, GO, 5.000%, 07/01/17, Callable 07/01/15 @ 100	2,000	2,228
Georgia State, Ser C, GO, 5.500%, 07/01/15, Callable 07/01/14 @ 100	5,595	6,318
Georgia State Road & Tollway Authority, Ser A, RB, 5.000%, 03/01/20(b)	10,645	12,234

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Henry County School District, GO, 5.000%, 08/01/13, NATL-RE FGIC	4,030	4,407

		25,187

Hawaii (0.5%)
Hawaii State, Ser DY, GO, 5.000%, 02/01/17	5,000	5,689

Illinois (1.6%)
Chicago O’ Hare International Airport, Third Lien, Ser D, RB, 5.250%, 01/01/19, Callable 01/01/15 @ 100, NATL-RE, AMT	7,680	7,789
Grundy Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/21, Callable 10/15/18 @ 100, AGS	4,340	4,721
Illinois State Sales Tax, First Ser, RB, 5.000%, 06/15/22, Callable 06/15/13 @ 100(c)	2,975	3,012
University of Illinois, Auxiliary Facilities System, Ser A, RB, 5.750%, 04/01/38, Callable 04/01/19 @ 100	2,000	2,022

		17,544

Kansas (2.9%)
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Ser D, RB, 5.000%, 11/15/22, Callable 11/15/17 @ 100	2,000	2,106
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Ser D, RB, 5.000%, 11/15/24, Callable 11/15/17 @ 100	2,750	2,860
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38, Callable 11/15/19 @ 100(c)	26,090	26,820

		31,786

Kentucky (0.4%)
Louisville & Jefferson County Regional Airport Authority System, Ser C, RB, 5.500%, 07/01/15, Callable 07/01/13 @ 100, AGM, AMT	3,625	3,838

Maryland (4.0%)
Maryland State, Ser B, GO, 5.000%, 03/01/18	5,000	5,796
Maryland State, Ser B, GO, 5.000%, 03/15/18	15,055	17,454
Maryland State & Local Facilities, Second Ser B, GO, 5.000%, 08/15/20, Callable 08/15/19 @ 100	14,030	15,985
Maryland State Department of Transportation, Consolidated Transportation, RB, 5.000%, 05/01/17, Callable 05/01/14 @ 100	4,500	4,960

		44,195

Massachusetts (2.3%)
Boston, Ser A, GO, 5.000%, 04/01/15	4,585	5,200
Commonwealth of Massachusetts, Ser A, GO, 5.000%, 04/01/26, Callable 04/01/21 @ 100	8,000	8,505
Massachusetts State, Consolidated Lien, Ser C, GO, 5.000%, 01/01/15	2,000	2,248
Massachusetts State, Consolidated Lien, Ser C, GO, 5.000%, 09/01/18, Callable 09/01/15 @ 100	5,310	5,839
Massachusetts State Department of Transportation, Metropolitan Highway System, Ser B, RB, 5.000%, 01/01/20	3,000	3,348

		25,140

Michigan (0.7%)
Detroit Sewer Disposal System, Senior Lien, Ser C, RB, 5.000%, 07/01/18, Callable 07/01/16 @ 100, FGIC/AGC-ICC	2,500	2,604

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Michigan—continued

Kent Hospital Finance Authority, Spectrum Health, Ser A, RB, 5.000%, 01/15/47, Mandatory Put 01/15/12 @ 100(a)	2,000	2,066
Michigan Municipal Bond Authority, Clean Water State Revolving Fund, RB, 5.375%, 10/01/17, Callable 10/01/12 @ 100	3,300	3,498

		8,168

Minnesota (1.1%)
Minnesota Public Facilities Authority, Revolving Fund, Ser A, RB, 5.000%, 03/01/14	5,000	5,575
Minnesota Public Facilities Authority, Revolving Fund, Ser A, RB, 5.000%, 03/01/17	5,525	6,391

		11,966

Missouri (0.7%)
Missouri State Highways & Transit Commission State Road, Second Lien, RB, 5.250%, 05/01/20, Callable 05/01/17 @ 100	6,500	7,290

Nevada (1.8%)
Clark County School District, Ser A, GO, 5.000%, 06/15/13, AGM	5,000	5,375
Clark County School District, Ser A, GO, 5.000%, 06/15/19, Callable 06/15/15 @ 101, NATL-RE/FGIC	13,250	13,942

		19,317

New Jersey (12.0%)
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/18, Callable 11/01/15 @ 100, AGM(c)	8,000	9,064
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/20, Callable 11/01/15 @ 100, AGM(c)	16,500	18,558
New Jersey Economic Development Authority, School Facilities Construction, Ser DD1, RB, 5.000%, 12/15/16	1,000	1,075
New Jersey Economic Development Authority, School Facilities Construction, Ser EE, RB, 5.000%, 09/01/18	13,750	14,510
New Jersey Economic Development Authority, School Facilities Construction, Ser O, RB, 5.000%, 03/01/20, Callable 03/01/15 @ 100	5,000	5,076
New Jersey Educational Facilities Authority, Higher Education Capital Improvement Fund, Ser A, RB, 5.000%, 09/01/16, Callable 09/01/15 @ 100, AGM	9,000	9,551
New Jersey Environmental Infrastructure Trust, Ser B, RB, 5.000%, 09/01/28, Callable 09/01/19 @ 100	7,410	7,821
New Jersey State Higher Education Assistance Authority, Student Loan, Ser 1A, RB, 5.000%, 12/01/15	7,700	8,335
New Jersey State Higher Education Assistance Authority, Student Loan, Ser 1A, RB, 5.000%, 12/01/16	2,000	2,155
New Jersey State Higher Education Assistance Authority, Student Loan, Ser 1A, RB, 5.000%, 12/01/17	2,000	2,137

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
New Jersey—continued

New Jersey State Higher Education Assistance Authority, Student Loan, Ser A-2, RB, 1.261%, 06/01/36, AMT(a)	10,000	9,861
New Jersey State Transportation Trust Fund Authority, Transportation System, Ser A, RB, 6.000%, 12/15/38, Prerefunded 12/15/18 @ 100	7,710	8,152
New Jersey State Transportation Trust Fund Authority, Transportation System, Ser D, RB, 5.000%, 06/15/19, Callable 06/15/15 @ 100, AGM	13,125	13,673
New Jersey Transportation Trust Fund Authority, Ser B, RB, 5.250%, 12/15/15, AMBAC	10,000	10,914
New Jersey Transportation Trust Fund Authority, Ser B, RB, 5.250%, 12/15/16, Callable 12/15/15 @ 100, NATL-RE	10,000	10,770

		131,652

New York (10.9%)
Buffalo School Improvements, Ser D, GO, 5.500%, 12/15/14, Callable 12/15/11 @ 100, FGIC/MBIA-RE	1,075	1,114
Erie County Industrial Development Agency, City School District Buffalo, Ser A, RB, 5.750%, 05/01/29, Callable 05/01/18 @ 100, BHAC	5,340	5,704
Metropolitan Transportation Authority, New York Dedicated Tax Fund, Ser A, RB, 5.000%, 11/15/21, Callable 11/15/16 @ 100, NATL-RE	7,000	7,392
New York City, Ser H, GO, 5.000%, 08/01/14, AMBAC(b)	7,400	8,223
New York City, Ser H, GO, 5.000%, 08/01/15, AMBAC(b)	5,000	5,606
New York City, Ser I, GO, 5.000%, 08/01/19, Callable 08/01/14 @ 100	10,000	10,493
New York City Municipal Water Finance Authority, Water & Sewer System, Ser A, RB, 5.750%, 06/15/40, Callable 06/15/18 @ 100(c)	15,330	16,178
New York City Transitional Finance Authority, Building Aid, Ser S-2, RB, 6.000%, 07/15/38, Callable 07/15/18 @ 100, State Aid Withholding	7,500	7,972
New York Local Government Assistance Corp., Ser B, RB, 5.000%, 04/01/14, GO of CORP	8,925	9,955
New York State Dormitory Authority, Personal Income Tax, Ser F, RB, 5.000%, 03/15/18, Callable 03/15/15 @ 100, AGM	5,000	5,381
New York State Dormitory Authority, Personal Income Tax, Ser F, RB, 5.000%, 03/15/21, Callable 03/15/15 @ 100, AGM	10,000	10,460
New York State Thruway Authority, Ser A, RB, 5.000%, 03/15/18, Callable 03/15/15 @ 100, AGM	3,615	3,890
New York State Thruway Authority, Ser A, RB, 5.000%, 03/15/19, Callable 03/15/16 @ 100	5,255	5,683
New York State Urban Development Corporation, Ser B, RB, 5.000%, 01/01/14	6,690	7,284

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
New York—continued

New York State Urban Development Corporation, Service Contract, Ser A-2, RB, 5.000%, 01/01/15	10,000	11,002
Tobacco Settlement Financing Corp., Ser A-1, RB, 5.500%, 06/01/14, Callable 10/25/10 @ 100	1,015	1,019
Triborough Bridge & Tunnel Authority, RB, 5.000%, 11/15/15	2,475	2,818

		120,174

North Carolina (6.4%)
North Carolina State, Capital Improvement Limited Obligation, Ser A, RB, 5.000%, 05/01/15, ST APPROP	8,000	9,021
North Carolina State, Capital Improvement Limited Obligation, Ser A, RB, 5.000%, 05/01/18, ST APPROP	10,000	11,357
North Carolina State, GO, 5.000%, 05/01/16, Prerefunded 05/01/2013 @ 100	3,500	3,808
North Carolina State, Ser A, GO, 5.000%, 03/01/17	3,000	3,474
North Carolina State, Ser B, GO, 5.000%, 06/01/18	15,100	17,527
North Carolina State, Ser C, GO, 5.000%, 05/01/19	16,000	18,514
Union County, Ser A, 5.000%, 03/01/19	4,175	4,816
University of North Carolina, Chapel Hill, Ser A, RB, 5.000%, 02/01/14	1,885	2,053

		70,570

Ohio (0.2%)
Cleveland Stadium Project, Ser A, COP, 5.000%, 11/15/16	2,200	2,371

Oregon (0.8%)
Oregon State Department of Transportation, Highway User Tax, Ser B, RB, 5.000%, 11/15/17, Callable 11/15/14 @ 100	2,500	2,766
Tri-County Metropolitan Transportation District, Refunding Limited Tax Pledge, Ser A, RB, 5.000%, 09/01/20, AGM	5,170	5,559

		8,325

Pennsylvania (4.2%)
Allegheny County Port Authority, RB, 5.000%, 03/01/26, Callable 03/01/21 @ 100	1,595	1,587
Allegheny County Port Authority, RB, 5.750%, 03/01/29, Callable 03/01/21 @ 100	7,500	7,804
Easton Area School District, Ser 2006, GO, 7.750%, 04/01/25, Callable 04/01/16 @ 100, AGM	8,790	10,128
Northampton County General Purpose Authority, St. Luke’s Hospital Project, Ser C, RB, 4.500%, 08/15/32, Callable 08/15/16 @ 100(a)	1,500	1,510
Pennsylvania State, GO, 5.000%, 03/01/18, Callable 03/01/17 @ 100	5,950	6,696
Pennsylvania State, Ser A, GO, 5.000%, 02/15/17	7,500	8,585
University of Pittsburgh, Commonwealth System of Higher Education, Ser B, RB, 5.500%, 09/15/23, Callable 03/15/19 @ 100, GO of Authority	6,750	7,517
University of Pittsburgh, Commonwealth System of Higher Education, Ser B, RB, 5.500%, 09/15/24, Callable 03/15/19 @ 100, GO of Authority	2,500	2,762

		46,589

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
South Carolina (0.9%)
Beaufort County School District, Ser D, GO, 5.000%, 03/01/17, SCSDE	6,500	7,402
South Carolina State Public Service Authority, Ser A, RB, 5.000%, 01/01/17, Callable 01/01/14 @ 100, AGM	2,300	2,493

		9,895

Tennessee (1.3%)
Memphis, GO, BAN, 4.000%, 05/01/12	8,000	8,302
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Ser B, RB, 5.500%, 10/01/29, Callable 10/01/19 @ 100, GO of Authority	5,000	5,408

		13,710

Texas (3.8%)
Dallas Independent School District, GO, 6.375%, 02/15/34, Callable 02/15/18 @ 100, PSF-GTD	6,000	6,737
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Ser B, RB, 7.125%, 12/01/31, Callable 12/01/18 @ 100	4,050	4,373
Lower Colorado River Authority, Ser A, RB, 5.875%, 05/15/15, Callable 11/08/10 @ 100, AGM	1,185	1,190
North Harris County Regional Water Authority, RB, 5.250%, 12/15/18, Callable 12/15/14 @ 100, NATL-RE	2,690	2,940
San Antonio Electric & Gas, RB, 5.000%, 02/01/24, Callable 02/01/15 @ 100	1,875	1,951
Texas State, RB, TRANs, 2.000%, 08/31/11	3,000	3,022
Texas State Public Finance Authority, Unemployment Comp., Ser A, RB, 5.000%, 01/01/15	5,000	5,618
Texas State Public Finance Authority, Unemployment Comp., Ser A, RB, 5.000%, 01/01/17, Callable 01/01/16 @ 100	5,000	5,599
Texas State Public Finance Authority, Charter School Finance Corp., Ser A, RB, 6.200%, 02/15/40, Callable 02/15/20 @ 100	2,500	2,239
Texas State Public Finance Authority, Charter School Finance Corp., Cosmos Foundation, Inc., Ser Q, RB, Taxable, 8.125%, 02/15/27	2,500	2,496
Texas State University Systems Financing, RB, 5.000%, 03/15/18, Callable 03/15/15 @ 100, AGM	5,035	5,534

		41,699

Virginia (5.7%)
Richmond, Ser C, GO, 5.000%, 07/15/16	4,000	4,606
Tobacco Settlement Financing Corp., RB, 5.625%, 06/01/37, Prerefunded 06/01/15 @ 100	8,700	10,065
Virginia Beach Development Authority, Public Facility, Ser B, RB, 5.000%, 08/01/17	11,135	12,757
Virginia Beach Development Authority, Public Facility, Ser C, RB, 5.000%, 08/01/16	4,370	5,002
Virginia College Building Authority Educational Facilities, 21st Century College & Equipment Program, Ser D, RB, 5.000%, 02/01/13	4,130	4,453

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia Public School Authority, School Financing, Ser C, RB, 5.000%, 08/01/17, State Aid Withholding	10,000	11,514
Virginia State, Ser D, GO, 5.000%, 06/01/18	6,000	6,969
Virginia State Resources Authority Clean Water, Revolving Fund, Ser A, RB, 5.000%, 10/01/18	5,810	6,725

		62,091

Washington (2.4%)
Energy Northwest, Project 3, Ser A, RB, 5.000%, 07/01/17	3,850	4,392
Pierce County School District No 10, Tacoma, GO, 5.000%, 12/01/16, Callable 12/01/13 @ 100, FGIC/MBIA-RE	5,200	5,656
Seattle Municipal Light & Power, Ser B, RB, 5.000%, 02/01/17	4,830	5,487
Washington State, Ser A, GO, 5.000%, 07/01/19, Callable 07/01/14 @ 100	2,855	3,096
Washington State, Ser A, GO, 5.000%, 07/01/20, Callable 07/01/15 @ 100, AGM	7,700	8,238

		26,869

Wisconsin (0.3%)
Wisconsin State, Ser A, GO, 5.000%, 05/01/16	2,915	3,320

Total Municipal Bonds (Cost $937,158)		944,473

Money Market Fund (14.7%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.09%(d)	161,850,828	161,851

Total Money Market Fund (Cost $161,851)		161,851

Total Investments (Cost $1,099,009)(e) — 100.7%		1,106,324
Liabilities in excess of other assets — (0.7)%		(7,463)

Net Assets — 100.0%		$1,098,861

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Denotes investment purchased on a when-issued or delayed-delivery basis.

(c)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(e)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

AGC	— Security guaranteed by Assured Guaranty Corporation

AGC-ICC	— Assured Guaranty Corporation Insured Custody Certificates

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

BAN	— Bond Anticipation Note

BHAC	— Security guaranteed by Berkshire Hathaway Assurance Corporation

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GO	— General Obligation

MBIA-RE	— Security guaranteed by Municipal Bond Insurance Association

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

PSF-GTD	— Security guaranteed by Permanent School Fund Guarantee Program

RB	— Revenue Bond

SCSDE	— Security guaranteed by South Carolina School Discount Enhancement

ST APPROP	— State Appropriation

TRANs	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Limited Duration Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (30.9%)
Automobiles (8.6%)
Franklin Auto Trust, Ser 2008-A, Cl A4B, 2.204%, 05/20/16(a)	1,000	1,004
USAA Auto Owner Trust, Ser 2008-3, Cl A3, 4.280%, 10/15/12	74	74
World Omni Auto Receivables Trust, Ser 2007-A, Cl A4, 0.255%, 11/15/12(a)	811	810

		1,888

Credit Card (13.7%)
Cabela’s Master Credit Card Trust, Ser 2010-2A, Cl A2, 0.955%, 09/17/18(a)(b)	1,000	1,005
Capital One Multi-Asset Execution Trust, Ser 2005-A10, Cl A, 0.335%, 09/15/15(a)	1,000	995
Discover Card Master Trust, Ser 2007-A2, Cl A2, 0.650%, 06/15/15(a)	1,000	1,002

		3,002

Home Equity (4.0%)
HSBC Home Equity Loan Trust, Ser 2006-2, Cl A1, 0.404%, 03/20/36(a)	928	873

Other (4.6%)
SLM Student Loan Trust, Ser 2006-5, Cl A4, 0.383%, 04/25/23(a)	1,015	1,003

Total Asset-Backed Securities (Cost $6,754)		6,766

Collateralized Mortgage Obligations (67.1%)
CDC Commercial Mortgage Trust, Ser 2002-FX1, Cl A2, 5.676%, 11/15/30	436	441
Federal Home Loan Mortgage Corporation, Ser 2474, Cl FJ, 0.605%, 07/15/17(a)	762	764
Federal Home Loan Mortgage Corporation, Ser 2589, Cl F, 0.454%, 03/17/33(a)	1,170	1,161
Federal Home Loan Mortgage Corporation, Ser 2693, Cl BF, 0.655%, 07/15/22(a)	1,366	1,369
Federal Home Loan Mortgage Corporation, Ser 2834, Cl KF, 0.605%, 04/15/30(a)	1,234	1,233
Federal National Mortgage Association, Ser 2004-79, Cl FM, 0.550%, 11/25/24(a)	2,819	2,819
Federal National Mortgage Association, Ser 2005-41, Cl LF, 0.500%, 09/25/33(a)	1,726	1,724
Federal National Mortgage Association, Ser 2010-90, Cl MF, 0.650%, 04/25/28(a)	2,448	2,445
GE Capital Commercial Mortgage Corp., Ser 2003-C1, Cl A3, 4.371%, 01/10/38	78	78
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-CBX, Cl A4, 4.529%, 01/12/37	718	725
NCUA Guaranteed Notes, Ser 2010-R2, Cl 1A, 0.610%, 11/06/17(a)	931	932
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A, 0.690%, 01/08/20(a)	982	984

Total Collateralized Mortgage Obligations (Cost $14,602)		14,675

Money Market Fund (5.3%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	1,168,306	1,168

Total Money Market Fund (Cost $1,168)		1,168

Total Investments (Cost $22,524)(d) — 103.3%		22,609
Liabilities in excess of other assets — (3.3)%		(726)

Net Assets — 100.0%		$21,883

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 4.6% of net assets as of March 31, 2011.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Limited-Term Federal Mortgage Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations (13.2%)
Federal Home Loan Mortgage Corporation, Ser 2708, Cl ZD, 5.500%, 11/15/33	336	359
Federal Home Loan Mortgage Corporation, Ser 3351, Cl PC, 6.000%, 07/15/37(a)	1,145	1,284
Federal Home Loan Mortgage Corporation, Ser 3774, Cl EW, 3.500%, 12/15/25	411	376
Federal Home Loan Mortgage Corporation, Ser 3780, Cl CL, 3.500%, 12/15/25(a)	1,465	1,321
Federal National Mortgage Association, Ser 2010-134, Cl EB, 4.000%, 12/25/25	1,215	1,119
Morgan Stanley Reremic Trust, Ser 2009-GG10, Cl A4A, 5.808%, 08/12/45(b)	353	381
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl AM, 5.209%, 10/15/44(b)	500	535

Total Collateralized Mortgage Obligations (Cost $5,297)		5,375

U.S. Government Agency Mortgages (82.1%)
Federal Home Loan Mortgage Corporation (5.2%)
Pool #G02744, 6.000%, 03/01/37	597	651
Pool #G04337, 5.500%, 04/01/38(a)	1,394	1,490

		2,141

Federal National Mortgage Association (76.9%)
Pool #466766, 3.880%, 12/01/20(a)	1,072	1,055
Pool #AH2848, 3.000%, 01/01/26	495	483
Pool #AH3426, 3.000%, 01/01/26	317	310
Pool #776972, 5.500%, 04/01/29(a)	682	736
Pool #725773, 5.500%, 09/01/34	2,952	3,175
Pool #735578, 5.000%, 06/01/35	999	1,052
Pool #888344, 5.000%, 10/01/35	337	354
Pool #745428, 5.500%, 01/01/36	438	470
Pool #745275, 5.000%, 02/01/36	5,863	6,170
Pool #745886, 5.500%, 04/01/36	1,955	2,101
Pool #888209, 5.500%, 05/01/36	1,108	1,191
Pool #745950, 6.000%, 11/01/36	411	449
Pool #888219, 5.500%, 03/01/37	1,145	1,228
Pool #889506, 6.000%, 03/01/37(c)	656	718
Pool #889140, 5.500%, 05/01/37(c)	1,244	1,338
Pool #995024, 5.500%, 08/01/37	635	683
Pool #889641, 5.500%, 08/01/37	498	536
Pool #889574, 6.000%, 08/01/37	459	501
Pool #995722, 5.000%, 05/01/38	180	189
Pool #995196, 6.000%, 07/01/38	3,187	3,481
Pool #889977, 5.500%, 10/01/38(a)	1,155	1,242
Pool #995724, 6.000%, 04/01/39	1,227	1,342
Pool #AE7151, 3.500%, 10/01/40(a)	2,423	2,285
3.500%, 04/01/41, TBA(c)	300	283

		31,372

Total U.S. Government Agency Mortgages (Cost $33,403)		33,513

Money Market Fund (6.3%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(d)	2,593,224	2,593

Total Money Market Fund (Cost $2,593)		2,593

Total Investments (Cost $41,293)(e) — 101.6%		41,481
Liabilities in excess of other assets — (1.6)%		(660)

Net Assets — 100.0%		$40,821

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(e)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

TBA
— To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (92.8%)
Georgia (3.7%)
Georgia State Higher Education Facilities Authority, USG Real Estate Foundation III LLC, Ser A, RB, 4.750%, 06/15/41, Callable 06/15/20 @ 100, AGC	300	261
Thomasville Hospital Authority, John D. Archbold Memorial Hospital, RB, 5.250%, 11/01/35, Callable 11/01/20 @ 100	750	678

		939

Maryland (82.4%)
Anne Arundel County Special Obligation, Arundel Mills Project, RB, 5.125%, 07/01/22, Callable 07/01/14 @ 100, County Guaranteed	1,000	1,083
Baltimore, GO, 5.000%, 10/15/19	545	617
Baltimore, GO, 5.000%, 10/15/29, Callable 10/15/19 @ 100	500	519
Baltimore, Ser A, GO, 5.000%, 10/15/27, Callable 10/15/18 @ 100, AGM	500	522
Baltimore County, Catholic Health Initiatives, Ser A, RB, 5.000%, 09/01/21, Callable 09/01/16 @ 100	550	584
Baltimore Sewer Improvement, Wastewater Projects, Ser C, RB, 5.000%, 07/01/22, Callable 07/01/16 @ 100, AMBAC	1,000	1,057
Baltimore Sewer Improvement, Wastewater Projects, Ser C, RB, 5.625%, 07/01/39, Callable 07/01/19 @ 100	215	222
Charles County, GO, 4.000%, 04/01/17	500	547
Charles County, GO, 5.000%, 03/01/16	500	573
Frederick, GO, 5.000%, 03/01/27, Callable 03/01/19 @ 100	500	527
Frederick, GO, 5.000%, 03/01/34, Callable 03/01/19 @ 100	750	761
Frederick County, GO, 5.000%, 12/01/15	500	578
Frederick County, GO, 5.000%, 12/01/18	500	579
Harford County, GO, 5.000%, 07/15/25, Callable 07/15/15 @ 100	750	785
Howard County, GO, 5.000%, 02/15/15	1,000	1,134
Maryland Community Development Administration, Department of Housing & Community Development, RB, 5.000%, 09/01/27, Callable 03/01/17 @ 100, AMT	500	485
Maryland Community Development Administration, Department of Housing & Community Development, Ser A-1, RB, 3.500%, 06/01/22, Callable 06/01/20 @ 100	500	487
Maryland Community Development Administration, Department of Housing & Community Development Residential, Ser B, RB, 5.250%, 09/01/35, Callable 03/01/20 @ 100	300	298
Maryland Environmental Service, RB, 5.000%, 11/01/22, Callable 11/01/20 @ 100	500	535
Maryland Health & Higher Educational Facilities Authority, RB, 6.000%, 07/01/41, Callable 07/01/21 @ 100	500	496
Maryland Health & Higher Educational Facilities Authority, John Hopkins University, Ser A, RB, 5.250%, 07/01/38, Callable 07/01/18 @ 100	1,000	1,028
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, RB, 5.000%, 07/01/28, Callable 07/01/17 @ 100, AGM	520	502
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, RB, 5.000%, 07/01/34, Callable 07/01/19 @ 100	250	224
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, RB, 5.125%, 07/01/39, Callable 07/01/19 @ 100	500	445

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Maryland—continued

Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System, Ser A, RB, 5.000%, 07/01/15, NATL-RE/FHA	545	594
Maryland State, GO, 5.250%, 03/01/17	590	691
Maryland State, Ser C, GO, 5.000%, 03/01/21, Callable 03/01/19 @ 100	500	564
Maryland State Transportation Authority, Grant & Revenue Anticipation, RB, 5.250%, 03/01/18	500	585
Maryland State Transportation Authority, Grant & Revenue Anticipation, RB, 5.250%, 03/01/20, Callable 03/01/19 @ 100	750	861
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23, Callable 07/01/18 @ 100	500	539
Montgomery County Revenue Authority, Lease, College Arts Center Project, Ser A, RB, 5.000%, 05/01/28, Callable 05/01/15 @ 100	500	502
Montgomery County Revenue Authority, Transportation Fund Lease, Ser A, RB, 5.125%, 11/01/29, Callable 11/01/18 @ 100	250	256
Montgomery County, Department of Finance, Public Transport Equipment, COP, 4.000%, 05/01/17	500	528
Prince George’s County, COP, 5.000%, 10/01/23, Callable 10/01/20 @ 100	500	534
St. Mary’s County, Construction Public Improvement, GO, 4.000%, 07/15/18	375	408
Wicomico County, GO, 4.000%, 02/01/20	250	263

		20,913

New York (2.0%)
Monroe County Industrial Development Corp., Unity Hospital Rochester Project, RB, 5.500%, 08/15/40, FHA, Callable 02/15/21 @ 100	500	506

Puerto Rico (4.7%)
Puerto Rico Electric Power Authority, Ser XX, RB, 5.250%, 07/01/40, Callable 07/01/20 @ 100	500	430
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 6.375%, 08/01/39, Callable 08/01/19 @ 100	750	771

		1,201

Total Municipal Bonds (Cost $23,211)		23,559

Money Market Fund (6.5%)
Federated Tax-Free Obligations Fund, Institutional Class, 0.09%(a)	1,642,663	1,643

Total Money Market Fund (Cost $1,643)		1,643

Total Investments (Cost $24,854)(b) — 99.3%		25,202
Other assets in excess of liabilities — 0.7%		181

Net Assets — 100.0%		$25,383

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

AGC	— Security guaranteed by Assured Guaranty Corporation

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

COP	— Certificate of Participation

FHA	— Security guaranteed by Federal Housing Administration

GO	— General Obligation

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (96.3%)
North Carolina (87.7%)
Cape Fear Public Utility Authority, Water & Sewer System, RB, 5.000%, 08/01/35, Callable 08/01/18 @ 100	1,855	1,856
Charlotte Water & Sewer System, RB, 5.000%, 07/01/21, Callable 07/01/18 @ 100	1,080	1,192
Charlotte-Mecklenburg Hospital Authority, Health Care Systems, Ser A, RB, 5.000%, 01/15/21, Callable 01/15/17 @ 100	1,000	1,048
Greensboro, Ser C, GO, 5.000%, 02/01/19	1,385	1,599
Greensboro, Enterprise System, Ser A, RB, 5.000%, 06/01/25, Callable 06/01/17 @ 100	1,605	1,695
Iredell County School Project, COP, 5.125%, 06/01/27, Callable 06/01/18 @ 100 AGM	1,000	1,022
Lenoir County, GO, 5.000%, 02/01/21, Callable 02/01/17 @ 100, AGM	500	541
New Hanover County Hospital, New Hanover Regional Medical Center, Ser B, RB, 5.125%, 10/01/31, Callable 10/01/19 @ 100, AGM	2,000	1,947
North Carolina Capital Facilities Finance Agency Exempt Facilities, Waste Management of Carolina Project, RB, 3.375%, 08/01/14, GTY AGMT — Waste Management, Inc., AMT	250	247
North Carolina Capital Facilities Finance Agency, Duke University Project, Ser A, RB, 5.250%, 07/01/42, Prerefunded 10/01/12 @ 100	1,000	1,070
North Carolina Capital Facilities Finance Agency, Solid Waste Disposal, Duke Energy Carolina, Ser A, RB, 4.625%, 11/01/40, Callable 11/01/20 @ 100	1,500	1,306
North Carolina Eastern Municipal Power Agency, RB, 6.000%, 01/01/18, AMBAC	1,000	1,148
North Carolina Eastern Municipal Power Agency, Power System, Ser C, RB, 5.375%, 01/01/16, Callable 01/01/13 @ 100	500	526
North Carolina Infrastructure Finance Corp., Ser A, COP, 5.000%, 02/01/15	2,290	2,558
North Carolina Medical Care Commission, RB, 5.000%, 10/01/20	1,215	1,293
North Carolina Medical Care Commission Health Care Facilities, Ser A, RB, 6.125%, 10/01/39, Callable 10/01/14 @ 100	750	763
North Carolina Medical Care Commission Health Care Facilities, Novant Health Obligations Group, Ser A, RB, 5.000%, 11/01/17, Callable 11/01/13 @ 100	1,290	1,349
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Ser D, RB, 6.000%, 12/01/29, Callable 12/01/18 @ 100	750	780
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Ser D, RB, 6.250%, 12/01/33, Callable 12/01/18 @ 100	2,000	2,086
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Ser A, RB, 5.625%, 10/01/29, Callable 10/01/14 @ 100, AGM	500	509
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Ser A, RB, 5.875%, 10/01/38, Callable 10/01/14 @ 100, AGM	500	506
North Carolina Municipal Power Agency, No. 1 Catawba Electric, RB, ETM, 5.000%, 01/01/20, Sinkable @ 01/01/19 @ 100	1,600	1,819
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Ser A, RB, 5.000%, 01/01/30, Callable 01/01/19 @ 100	3,000	3,009
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Ser A, RB, 5.250%, 01/01/15	1,000	1,111

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
North Carolina—continued

North Carolina State, Ser C, GO, 5.000%, 05/01/20	2,000	2,306
North Carolina State Ports Authority Facilities, Ser A, RB, 5.250%, 02/01/40, Callable 02/01/20 @ 100	1,500	1,387
North State Carolina, Ser A, GO, 5.000%, 03/01/16	1,000	1,121
North State Carolina, Ser B, GO, 5.000%, 06/01/16	1,000	1,155
Onslow County Hospital Authority, Onslow Memorial Hospital Project, RB, 5.125%, 04/01/18, Callable @ 10/01/16, NATL-RE	500	537
Raleigh Durham Airport Authority, RB, 5.000%, 05/01/12, NATL-RE/FGIC, AMT	1,000	1,040
University of North Carolina Systems Pool, Ser A, RB, 5.250%, 10/01/28, Callable 10/01/19 @ 100	500	528
Wake County, GO, 5.000%, 03/01/20	1,000	1,137
Wake County, RB, 5.000%, 01/01/26, Callable 01/01/20 @ 100	1,000	1,051
Wake County Industrial Facilities & Pollution Control Financing Authority, Carolina Power & Light Co. Project, RB, 5.375%, 02/01/17, Callable 02/01/12 @ 101	1,500	1,564
Wake County, Hammon Road Detention Center, Ser 2009, RB, 5.000%, 06/01/28, Callable 06/01/19 @ 100	585	604
Winston-Salem North Carolina Water & Sewer System, RB, 5.000%, 06/01/28, Callable 06/01/19 @ 100	250	262
Winston-Salem North Carolina Water & Sewer System, RB, 5.000%, 06/01/39, Callable 06/01/19 @ 100	2,000	1,997

		45,669

Puerto Rico (8.6%)
Commonwealth of Puerto Rico, GO, 5.250%, 07/01/20, AGM	465	481
Puerto Rico Commonwealth Highway & Transportation Authority Highway, Ser CC, RB, 5.500%, 07/01/30	1,095	1,039
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/27, Callable 08/01/19 @ 100	550	538
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/57, Callable 08/01/17 @ 100	1,400	1,300
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 6.000%, 08/01/42, Callable 08/01/19 @ 100	1,100	1,082

		4,440

Total Municipal Bonds (Cost $50,147)		50,109

Money Market Fund (2.7%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.09%(a)	1,411,077	1,411

Total Money Market Fund (Cost $1,411)		1,411

Total Investments (Cost $51,558)(b) — 99.0%		51,520
Other assets in excess of liabilities — 1.0%		545

Net Assets — 100.0%		$52,065

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GO	— General Obligation

GTY AGMT	— Guaranty Agreement

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (86.8%)
Aerospace/Defense (2.7%)
AM General LLC, 3.246%, 09/30/12(a)(b)	403	378
AM General LLC, 3.261%, 09/28/13(a)(b)	7,295	6,833
DAE Aviation Holdings, Inc., 5.310%, 07/31/14(a)(b)	8,577	8,591
DAE Aviation Holdings, Inc., 5.310%, 07/31/14(a)(b)	8,904	8,918
Delos Aircraft, Inc., 7.000%, 03/17/16(a)(b)	9,115	9,223
Hawker Beechcraft Acquisition Co. LLC, 2.246%-2.307%, 03/26/14(a)(b)	13,623	11,996
Hawker Beechcraft Acquisition Co. LLC, 2.307%, 03/26/14(a)(b)(c)	842	742
Hawker Beechcraft Acquisition Co. LLC, 10.500%, 03/26/14(a)(b)(c)	3,268	3,315
Huntington Ingalls Industries, Inc., 2.500%, 04/01/16(a)(b)(c)	13,315	13,215
Sequa Corp., 3.560%, 12/03/14(a)(b)	12,523	12,290
Transdigm, Inc., 4.000%-5.250%, 02/14/17(a)(b)	4,279	4,306
United Airlines, Inc., 2.313%, 02/03/14(a)(b)	4,537	4,415

		84,222

Apparel (0.3%)
Claire’s Stores, Inc., 3.054%-5.000%, 05/29/14(a)(b)	8,756	8,327

Auto Manufacturers (1.4%)
Ford Motor Co., 3.010%, 12/16/13(a)(b)(d)	30,923	30,898
HHI Holdings LLC, 7.750%, 03/21/17(a)(b)	9,275	9,252
Tenneco, Inc., 4.807%, 06/03/15(a)(b)	5,136	5,149

		45,299

Auto Parts & Equipment (1.7%)
Allison Transmission, Inc., 3.010%, 08/07/14(a)(b)(d)	21,785	21,557
Metaldyne Co. LLC, 7.750%, 10/28/16(a)(b)	3,338	3,391
Pinafore LLC, 4.250%, 09/29/16(a)(b)(d)	14,964	14,999
Remy International, Inc., 6.250%, 12/16/16(a)(b)	6,973	7,042
TI Automotive Ltd., 9.500%, 07/01/16(a)(b)	6,093	6,184
UCI International, Inc., 5.500%, 07/26/17(a)(b)	1,771	1,782

		54,955

Banks (0.3%)
CIT Group, Inc., 6.250%, 08/11/15(a)(b)(d)	8,898	9,035

Building Materials (0.7%)
Armstrong World Industries, Inc., 4.000%, 03/09/18(a)(b)	9,930	9,967
Building Materials Corp. of America, 3.000%, 02/24/14(a)(b)	1,468	1,468
CPG International, Inc., 6.000%, 02/18/17(a)(b)	2,843	2,841
Goodman Global Holdings, Inc., 5.750%, 10/28/16(a)(b)	5,468	5,481
Goodman Global Holdings, Inc., 9.000%, 10/30/17(a)(b)	1,400	1,437

		21,194

Chemicals (3.2%)
Chemtura Corp., 5.500%, 08/27/16(a)(b)	4,035	4,070
Houghton International, Inc., 6.750%, 01/29/16(a)(b)	4,421	4,451
Huntsman International LLC, 1.746%-1.804%, 04/21/14(a)(b)	2,778	2,729
Huntsman International LLC, 2.746%-2.804%, 04/19/17(a)(b)	7,573	7,511
INEOS U.S. Finance LLC, 7.001%, 12/14/12(a)(b)	105	108
INEOS U.S. Finance LLC, 7.501%, 12/16/13(a)(b)	8,163	8,422
INEOS U.S. Finance LLC, 8.001%, 12/16/14(a)(b)	4,871	5,050
MacDermid, Inc., 2.246%, 04/12/14(a)(b)	2,899	2,856

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Chemicals—continued

Momentive Specialty Chemicals, Inc., 2.250%, 05/05/13(a)(b)	1,781	1,670
Momentive Specialty Chemicals, Inc., 2.563%, 05/05/13(a)(b)	2,946	2,915
Momentive Specialty Chemicals, Inc., 4.063%, 05/05/15(a)(b)	3,263	3,228
Momentive Specialty Chemicals, Inc., 4.063%, 05/05/15(a)(b)	1,373	1,358
Nalco Co., 4.500%, 10/05/17(a)(b)	4,537	4,574
Nexeo Solutions LLC, 5.000%, 09/08/17(a)(b)	13,835	13,835
Omnova Solutions, Inc., 5.750%, 05/31/17(a)(b)	1,895	1,907
Rockwood Specialties Group, Inc., 3.750%, 02/09/18(a)(b)	3,320	3,337
Solutia, Inc., 3.500%, 08/01/17(a)(b)	1,610	1,619
Styron S.A.R.L LLC, 6.000%, 08/02/17(a)(b)	12,504	12,573
Univar, Inc., 5.000%, 06/30/17(a)(b)	19,539	19,605

		101,818

Commercial Services (4.7%)
Acosta, Inc., 4.750%, 03/01/18(a)(b)	4,475	4,480
BNY ConvergEx Group LLC, 8.750%, 12/18/17(a)(b)	1,104	1,132
Booz Allen Hamilton, Inc., 4.000%, 08/03/17(a)(b)	2,220	2,236
Brock Holdings III, Inc., 6.000%, 03/16/17(a)(b)	4,270	4,273
Catalina Marketing Corp., 2.996%, 10/01/14(a)(b)	8,303	8,248
Cengage Learning Acquisitions, Inc., 2.500%, 07/03/14(a)(b)(d)	22,942	21,954
Cenveo Corp., 6.250%, 12/21/16(a)(b)	7,995	8,045
CoreLogic, Inc., 4.750%, 04/12/16(a)(b)	6,476	6,496
Hertz Corp. (The), 3.750%, 03/09/18(a)(b)	4,855	4,858
IWCO Direct, Inc., 3.629%, 08/05/14(a)(b)	2,166	1,846
IWCO Direct, Inc., 3.629%, 08/07/14(a)(b)	18,207	15,521
JMC Steel Group, Inc., 4.750%, 04/03/17(a)(b)	1,935	1,941
Merrill Communications LLC, 7.500%, 12/24/12(a)(b)	3,077	3,073
Merrill Communications LLC, 13.750%-14.000%, 11/15/13(a)(b)	2,069	2,064
Prisidio, Inc., 5.500%, 03/31/17(a)(b)(c)	10,750	10,589
Quad/Graphics, Inc., 5.500%, 04/14/16(a)(b)	4,044	4,038
Trans Union LLC, 4.750%, 02/12/18(a)(b)	4,665	4,684
Travel Port LLC, 4.963%, 08/21/15(c)	2,494	2,461
Vertafore, Inc., 5.250%, 07/29/16(a)(b)	4,454	4,458
Vertafore, Inc., 9.750%, 10/27/17(a)(b)	2,800	2,844
Walter Industries, Inc., 3.000%, 03/05/18(a)(b)	26,480	26,632
Waste Industries USA, Inc., 4.750%, 03/17/17(a)(b)	7,000	7,009
Yell Group PLC, 2.746%, 04/29/11(a)(e)	1,500	1,463

		150,345

Computers (0.0%)
Network Solutions LLC, 2.500%, 03/07/14(a)(b)	1,579	1,561

Consumer Discretionary (0.1%)
Collective Brands Finance, Inc., 3.004%-3.064%, 08/17/14(a)(b)	2,959	2,954

Consumer Staples (0.4%)
Pierre Foods, Inc., 7.000%, 09/30/16(a)(b)	5,298	5,317
Pinnacle Foods Holdings Corp., 6.000%, 04/02/14(a)(b)	1,553	1,565
Revlon Consumer Products Corp., 6.000%, 03/11/15(a)(b)(c)	7,475	7,491

		14,373

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services (6.8%)
Affinion Group, Inc., 5.000%, 10/10/16(a)(b)	12,473	12,455
AGFS Funding Co., 7.250%, 04/21/15(a)(b)	16,325	16,335
American Capital Holdings, Inc., 7.500%, 12/31/13(a)(b)	2,393	2,397
BNY ConvergEx Group LLC, 5.250%, 12/16/16(a)(b)	2,247	2,257
BNY ConvergEx Group LLC, 5.250%, 12/30/17(a)(b)	5,354	5,379
BNY ConvergEx Group LLC, 8.750%, 12/19/16(a)(b)	2,631	2,697
CNO Financial Group, Inc., 7.500%, 09/30/16(a)(b)	6,946	6,984
East Valley Tourist Development Authority, 12.000%, 08/06/12(a)(e)	1,640	1,369
Fifth Third Processing Solutions LLC, 5.500%, 11/03/16(a)(b)	9,820	9,850
First Data Corp., 3.002%, 09/24/14(a)(b)	2,115	2,024
First Data Corp., 3.002%, 09/24/14(a)(b)(c)	35,469	33,951
First Data Corp., 3.002%, 09/24/14(a)(b)(c)	22,537	21,579
Interactive Data Corp., 4.750%, 02/12/18(a)(b)	11,835	11,846
International Lease Finance Corp., 6.750%, 03/17/15(a)(b)	6,095	6,118
MacAndrews AMG Holdigns LLC, 6.053%, 04/17/12(a)(b)	9,465	8,802
Microsemi Corp., 4.000%, 11/02/17(a)(b)	7,825	7,879
Microsemi Corp., 4.000%, 11/02/17(a)(b)	978	981
MSCI, Inc., 3.750%, 03/14/17(a)(b)(d)	11,663	11,707
NDS Finance Ltd., 4.000%, 03/12/18(a)(b)	27,530	27,434
Nielsen Finance LLC, 2.259%, 08/09/13(a)(b)	3,616	3,591
Nielsen Finance LLC, 4.009%, 05/02/16(a)(b)	2,702	2,700
Nuveen Investments, Inc., 3.304%-3.307%, 11/13/14(a)(b)	2,147	2,060
Nuveen Investments, Inc., 5.804%-5.813%, 05/12/17(a)(b)	7,508	7,525
Peach Holdings, Inc., 8.250%-9.250%, 11/21/13(a)(b)(c)	576	512
Sabic Innovative Plastic, 2.746%, 08/29/14(a)(b)	1,733	1,731
SunGard Data Systems, Inc., 2.004%-2.009%, 02/28/14(a)(b)	3,374	3,315
SunGard Data Systems, Inc., 3.760%, 02/28/14(a)(b)	3,000	3,004

		216,482

Electric (2.6%)
Equipower Resources Holdings LLC, 5.750%, 01/26/18(a)(b)	4,185	4,216
GenOn Energy, Inc., 6.000%, 09/08/17(a)(b)	7,567	7,643
New Development Holdings, Inc., 4.500%, 04/02/18(a)(b)	19,340	19,403
NRG Energy, Inc., 2.057%, 02/01/13(a)(b)	6,391	6,354
NRG Energy, Inc., 2.057%, 02/01/13(a)(b)	4,983	4,954
Texas Competitive Electric Holdings Co. LLC, 3.746%-3.803%, 10/10/14(a)(b)	14,646	12,328
Texas Competitive Electric Holdings Co. LLC, 3.746%-3.803%, 10/10/14(a)(b)	6,215	5,217
Texas Competitive Electric Holdings Co. LLC, 3.746%-3.803%, 10/10/14(a)(b)(d)	22,012	18,528
Texas Competitive Electric Holdings Co. LLC, 3.746%-3.803%, 10/10/14(a)(b)	5,910	4,924

		83,567

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electrical Components & Equipment (0.6%)
Encompass Digital Media, Inc., 7.750%, 02/25/16(a)(b)	8,505	8,484
Macrovision Solution Cop., 2.820%, 02/18/16(a)(b)	5,355	5,348
Macrovision Solution Corp., 4.000%, 02/07/18(a)(b)	5,355	5,388

		19,220

Electronics (0.1%)
CPI International, Inc., 5.000%, 02/09/17(a)(b)	1,890	1,900

Energy (1.5%)
Aquilex Holdings LLC, 6.000%, 04/01/16(a)(b)	3,594	3,585
Aventine Renewable Energy Holdings, Inc., 10.500%, 12/21/15(a)(b)(c)	14,179	14,100
Brand Energy & Infrastructure Services, Inc., 0.500%-2.250%, 02/05/13(a)(b)	7,500	7,024
EnergySolutions LLC, 6.250%, 08/12/16(a)(b)	2,888	2,900
FirstLight Power Resources, Inc., 2.813%, 11/01/13(a)(b)	520	512
FirstLight Power Resources, Inc., 4.813%, 05/01/14(a)(b)	4,580	4,328
KGen LLC, 0.153%, 02/08/14(a)(b)	7,857	7,798
KGen LLC, 2.000%, 02/10/14(a)(b)	7,416	7,361
MACH Gen LLC, 2.307%, 02/22/13(a)(b)	1,068	990

		48,598

Entertainment (3.9%)
Blackstone UTP, 7.750%, 11/06/14(a)(b)	4,254	4,296
Caesars Entertainment Operating Co., 3.303%, 01/28/15(a)(b)	5,900	5,481
Caesars Entertainment Operating Co., 3.303%, 01/28/15(a)(b)	11,535	10,717
Caesars Entertainment Operating Co., 9.500%, 10/31/16(a)(b)	4,084	4,300
Carmike Cinemas, Inc., 5.500%, 01/27/16(a)(b)	5,575	5,585
CCM Merger, Inc., 7.000%, 03/01/17(a)(b)	6,260	6,333
Cedar Fair LP, 4.000%, 12/15/17(a)(b)	2,505	2,517
Cinedigm Digital Funding I LLC, 5.250%, 04/29/16(a)(b)	4,216	4,184
Cinemark USA, Inc., 3.510%-3.570%, 04/29/16(a)(b)	2,032	2,039
Digital Cinema Implementation LLC, , 03/31/17(b)(c)(f)	12,000	11,970
IMG Worldwide, Inc., 7.250%, 06/15/15(a)(e)	14,434	14,398
Live Nation Entertainment, Inc., 4.500%, 11/07/16(a)(b)	6,059	6,074
Regal Cinemas, Inc., 3.557%, 08/23/17(a)(b)	3,342	3,347
Sea World Parks & Entertainment, Inc., 6.750%, 08/17/17(a)(b)	8,923	8,973
Six Flags Theme Parks, Inc., 5.250%, 06/30/16(a)(b)	4,245	4,279
Summit Entertainment LLC, 8.250%, 09/07/16(a)(b)	18,985	18,653
Universal City Development Partners Ltd., 5.500%, 11/06/14(a)(b)	9,123	9,160

		122,306

Food (2.1%)
Burger King Corp., 4.500%, 10/19/16(a)(b)	4,464	4,457
Dean Foods Co., 1.810%, 04/02/14(a)(b)	4,602	4,475
Del Monte Foods Co., 4.500%, 03/08/18(a)(b)	16,825	16,853
DineEquity, Inc., 4.250%, 10/19/17(a)(b)	4,557	4,589
Dole Food Co., Inc., 5.000%-5.500%, 03/02/17(a)(b)	1,284	1,291
Dole Food Co., Inc., 5.500%, 03/02/17(a)(b)	517	520
Dunkin’ Brands, Inc., 4.250%, 11/23/17(a)(b)	16,294	16,393

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Food—continued

Green Mountain Coffee Roasters, Inc., 5.500%, 12/16/16(a)(b)	12,773	12,869
Windsor Quality Food Co. Ltd., 5.000%, 02/16/17(a)(b)	3,475	3,466
Wm. Bolthouse Farms, Inc., 5.500%-5.750%, 02/11/16(a)(b)	2,633	2,653

		67,566

Forest Products & Paper (0.1%)
Georgia-Pacific Corp., 3.557%-3.560%, 12/23/14(a)(b)	3,866	3,876

Health Care (7.0%)
Alere, Inc., 2.246%-2.260%, 06/26/14(a)(b)	2,931	2,887
Ardent Medical Services, Inc., 6.500%, 09/15/15(a)(b)	8,044	8,057
Axcan Pharma, Inc., 5.500%, 02/10/17(a)(b)	12,648	12,606
Bausch & Lomb, Inc., 3.496%, 04/24/15(a)(b)	380	379
Bausch & Lomb, Inc., 3.496%-3.557%, 04/24/15(a)(b)	1,564	1,561
Biomet, Inc., 3.246%-3.308%, 03/25/15(a)(b)	4,884	4,876
CareStream Health, Inc., 5.000%, 02/25/17(a)(b)	34,195	33,530
Community Health Systems, Inc., 2.561%, 07/25/14(a)(b)(c)	28,626	28,317
Community Health Systems, Inc., 2.561%, 07/25/14(a)(b)	1,721	1,702
Community Health Systems, Inc., 3.811%, 01/25/17(a)(b)(d)	7,629	7,613
Convatec, Inc., 5.750%, 12/22/16(a)(b)	6,100	6,106
CRC Health Corp., 4.807%, 11/16/15(a)(b)	4,178	4,105
DaVita, Inc., 4.500%, 10/20/16(a)(b)	6,544	6,566
Gentiva Health Services, Inc., 4.750%, 08/17/16(a)(b)	2,740	2,759
Grifols, Inc., 4.250%, 11/23/16(a)(b)(c)	7,600	7,646
Harlan Sprague Dawley, Inc., 3.750%-3.790%, 07/11/14(a)(b)(g)	4,794	4,454
HCA, Inc., 1.557%, 11/19/12(a)(b)(d)	23,559	23,416
HCA, Inc., 2.557%, 11/18/13(a)(b)	8,382	8,337
Health Management Associates, Inc., 2.057%, 02/28/14(a)(b)	5,742	5,682
IASIS Healthcare LLC, 2.246%, 03/14/14(a)(b)	698	690
IASIS Healthcare LLC, 2.246%, 03/14/14(a)(b)	2,018	1,994
IASIS Healthcare LLC, 2.248%, 03/14/14(a)(b)	191	189
IASIS Healthcare LLC, 5.554%, 06/13/14(a)(b)	4,819	4,757
MedAssets, Inc., 5.250%, 11/16/16(a)(b)	4,888	4,911
MultiPlan, Inc., 4.750%, 08/26/17(a)(b)	6,952	6,961
Universal Health Services, Inc., 4.000%, 11/15/16(a)(b)	12,906	12,963
Vanguard Health Holding Co. II LLC, 5.000%, 01/29/16(a)(b)	7,444	7,459
Warner Chilcott Co., LLC, 4.250%, 03/14/18(a)(b)	2,893	2,912
Warner Chilcott Corp., 4.250%, 03/14/18(a)(b)	5,785	5,824
WC LUXO S.A.R.L., 4.250%, 03/14/18(a)(b)	3,977	4,004

		223,263

Healthcare — Services (0.4%)
HCR Healthcare LLC, 3.500%, 02/04/18(a)(b)	7,595	7,453
inVentiv Health, Inc., 1.625%, 08/04/16(a)(b)	2,983	2,995
inVentiv Health, Inc., 4.750%, 08/04/16(a)(b)	1,488	1,493

		11,941

Industrials (0.2%)
Bucyrus International, Inc., 4.250%, 02/19/16(a)(b)	6,864	6,864

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Information Technology (1.9%)
Aspect Software, Inc., 6.250%, 04/19/16(a)(b)	4,554	4,588
CDWC LLC, 4.500%, 07/15/17(a)(b)	11,094	11,053
Ceridian Corp., 3.248%, 11/10/14(a)(b)	12,173	11,841
Fidelity National Information Services, Inc., 5.250%, 07/18/16(a)(b)	5,413	5,444
Flextronics International Ltd., 2.496%, 10/01/14(a)(b)	749	744
Flextronics International Ltd., 2.504%, 10/01/14(a)(b)	452	448
Flextronics International Ltd., 2.504%-2.511%, 10/01/14(a)(b)	1,912	1,897
Flextronics International Ltd., 2.511%, 10/01/12(a)(b)	7,090	7,044
Savvis Communications Corp., 6.750%, 08/04/16(a)(b)(d)	14,010	14,087
SonicWall, Inc., 8.250%-8.500%, 01/22/16(a)(b)	2,009	2,014

		59,160

Insurance (0.6%)
Hub International Holdings, Inc., 2.807%, 06/13/14(a)(b)	786	773
Hub International Holdings, Inc., 2.807%, 06/13/14(a)(b)	177	174
Hub International Holdings, Inc., 6.750%, 06/13/14(a)(b)	4,531	4,499
Sedgwick CMS Holdings, Inc., 5.000%, 12/30/16(a)(b)	7,933	7,933
USI Holdings Corp., 7.000%, 05/05/14(a)(b)	4,432	4,405

		17,784

Leisure Time (0.4%)
Clubcorp Operations, Inc., 6.000%, 11/09/16(a)(b)	11,736	11,809

Lodging (2.0%)
Las Vegas Sands LLC, 2.000%, 05/23/14(a)(b)	389	381
Las Vegas Sands LLC, 2.000%, 05/23/14(a)(b)	1,894	1,858
Las Vegas Sands LLC, 3.000%, 11/23/15(a)(b)	4,693	4,579
Las Vegas Sands LLC, 3.000%, 11/23/16(a)(b)(c)	13,664	13,332
Las Vegas Sands LLC, 3.000%, 11/23/16(a)(b)(c)	2,746	2,679
MGM Mirage, 7.000%, 02/21/14(a)(b)(d)	19,866	19,523
MGM Mirage, 7.000%, 02/21/14(a)(b)	6,725	6,609
Seminole Tribe of Florida, 1.813%, 03/05/14(a)(b)	2,402	2,348
Seminole Tribe of Florida, 1.813%, 03/05/14(a)(b)	1,113	1,088
Seminole Tribe of Florida, 1.813%, 03/05/14(a)(b)	4,015	3,925
VML U.S. Finance LLC, 4.790%, 05/25/12(a)(b)	2,346	2,345
VML U.S. Finance LLC, 4.790%, 05/27/13(a)(b)	4,062	4,059

		62,726

Machinery Diversified (0.4%)
Alliance Laundry Systems LLC, 6.250%, 09/30/16(a)(b)	3,995	4,031
Manitowoc Company, Inc. (The), 8.000%, 11/06/14(a)(b)	1,076	1,078
NACCO Materials Handling Group, Inc., 1.996%-2.193%, 03/22/13(a)(b)	3,334	3,292
Veyance Technologies, Inc., 2.750%, 07/31/14(a)(b)	580	536
Veyance Technologies, Inc., 2.750%, 07/31/14(a)(b)	4,047	3,741

		12,678

Media (10.0%)
Block Communications, Inc., 2.246%, 12/22/11(a)(b)	967	952
CCO Holdings LLC, 2.746%, 09/06/14(a)(b)(d)	23,274	22,770
Charter Communications Operating LLC, 2.250%, 03/06/14(a)(b)(d)	18,266	18,217
Citadel Broadcasting Corp., 4.250%, 12/30/16(a)(b)	3,153	3,150

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

Clear Channel Communications, Inc., 1.825%-3.904%, 01/29/16(a)(b)	788	683
Clear Channel Communications, Inc., 3.896%, 01/28/16(a)(b)	19,290	16,752
Clear Channel Communications, Inc., 3.896%, 01/28/16(a)(b)(d)	19,945	17,554
Clear Channel Communications, Inc., 3.896%, 01/29/16(a)(b)	897	778
Entercom Communication LLC, 1.373%-3.375%, 06/30/12	7,396	7,245
FoxCo Acquisition Sub LLC, 4.750%, 07/14/15(a)(b)	5,546	5,543
Getty Images, Inc., 5.250%, 11/07/16(a)(b)	7,229	7,276
Gray Television, Inc., 3.760%, 12/31/14(a)(b)(d)	19,932	19,722
Insight Midwest Holdings LLC, 1.260%, 10/07/13(a)(b)	11,814	11,695
Lamar Media Corp., 4.000%, 12/30/16(a)(b)	2,257	2,266
LIN TV Corp., 4.060%, 11/04/11(a)(b)	81	77
MCNA Cable Holdings LLC, 6.970%, 10/31/13(a)(b)	32,048	29,804
Media General, Inc., 03/29/13(a)(b)(c)	19,532	18,995
Mediacom Broadband LLC, 4.500%, 10/23/17(a)(b)	4,620	4,585
Mediacom Illinois LLC, 5.500%, 03/31/17(a)(b)	5,418	5,404
Quebecor Media, Inc., 2.303%, 01/17/13(a)(b)	1,164	1,161
Radio One, Inc., 0.500%, 03/23/16(a)(b)(c)	17,735	17,935
Rainbow Media Holdings LLC, 1.246%, 06/30/13(a)(b)	5,796	5,506
Sinclair Television Group, Inc., 4.000%, 10/28/16(a)(b)	4,390	4,388
Springboard Finance LLC, 7.000%, 02/23/15(a)(b)	12,454	12,469
Syniverse Technologies, Inc., 5.250%, 12/21/17(a)(b)	9,890	9,923
Telesat Canada, 3.250%, 10/31/14(a)(b)	324	323
Telesat Canada, 3.250%, 10/31/14(a)(b)	3,773	3,759
Tribune Co., 5.250%, 06/04/14(a)(b)	5,000	3,479
Univision Communications, Inc., 2.246%, 09/29/14(a)(b)	16,204	15,819
Univision Communications, Inc., 4.496%, 03/31/17(a)(b)(d)	18,111	17,661
Village Roadshow Ltd., 5.500%, 05/27/15(a)(e)	26,840	26,907
Weather Channel Interactive, Inc. (The), 4.250%, 02/13/17(a)(b)	5,875	5,914

		318,712

Metals (0.1%)
Global Brass & Copper, Inc., 10.250%, 07/29/15(a)(b)	4,173	4,340

Mining (1.0%)
Fairmount Minerals Ltd., 5.250%, 03/01/17(a)(b)	9,270	9,277
Novelis, Inc., 4.000%, 03/10/17(a)(b)	21,985	22,014

		31,291

Miscellaneous Manufacturer (0.6%)
Bombardier Recreational Products, Inc., 2.810%, 06/28/13(a)(b)	1,698	1,677
Clarke American Corp., 2.746%-2.807%, 06/30/14(a)(b)	17,258	16,398

		18,075

Oil & Gas (4.3%)
Alon USA Energy, Inc., 2.512%-2.5605%, 08/04/13(a)(e)	871	755
Alon USA Energy, Inc., 2.561%, 08/04/13(a)(e)	109	95
Big West Oil LLC, 5.754%, 03/31/16(a)(b)	11,955	12,085
CGGVeritas Services, Inc., 5.500%, 01/12/16(a)(b)	3,500	3,506

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

CITGO Petroleum Corp., 8.000%, 06/24/15(a)(b)	2,503	2,595
CITGO Petroleum Corp., 9.000%, 06/23/17(a)(b)	3,970	4,163
EPCO Holdings, Inc., 1.250%, 08/07/12(a)(b)	9,182	8,998
MEG Energy Corp., 4.000%, 03/16/18(a)(b)(d)	26,080	26,251
Obsidian Natural Gas Trust, 7.000%, 11/02/15(a)(b)	42,617	43,149
TPF Generation Holdings LLC, 2.207%, 12/15/11(a)(b)(c)	822	812
TPF Generation Holdings LLC, 2.207%, 12/13/13(a)(b)(c)	2,284	2,258
TPF Generation Holdings LLC, 2.307%, 12/15/13(a)(b)(c)	5,635	5,572
TPF Generation Holdings LLC, 4.557%, 12/15/14(a)(b)	5,300	5,042
Western Refining, Inc., 7.500%, 03/15/17(a)(b)	20,355	20,467

		135,748

Packaging & Containers (1.3%)
Anchor Glass Container Corp., 6.000%, 03/02/16(a)(b)	1,259	1,266
BWAY Corp., 4.500%, 02/23/18(a)(b)	81	82
BWAY Corp., 4.500%, 02/23/18(a)(b)	916	919
Graham Packaging Company LP, 6.000%, 09/23/16(a)(b)	4,134	4,166
Reynolds Group Holdings, Inc., 4.250%, 02/09/18(a)(b)	5,235	5,257
Rock-Tenn Co., 7.000%, 03/28/18(a)(b)(c)	23,750	23,890
Smurfit-Stone Container Enterprises, Inc., 6.750%, 07/15/16(a)(b)	4,507	4,515

		40,095

Real Estate (6.3%)
CB Richard Ellis Services, Inc., 1.625%, 03/05/18(a)(b)	30,895	30,789
CB Richard Ellis Services, Inc., 1.750%, 09/04/19(a)(b)	30,895	30,818
CB Richard Ellis Services, Inc., 3.508%, 11/06/16(a)(b)	5,214	5,207
CB Richard Ellis Services, Inc., 4.500%, 11/07/15(a)(b)	20,647	20,647
Grizzly Ventures LLC, 5.750%, 12/02/14(a)(b)(d)	18,340	18,248
Istar Financial, Inc., 5.000%, 06/28/13(a)(b)(d)	61,600	61,010
Istar Financial, Inc., 7.000%, 06/30/14(a)(b)(d)	17,600	17,566
Mattamy Funding Partnership, 2.563%, 04/11/13(a)(b)	2,884	2,798
Realogy Corp., 3.263%, 10/10/13(a)(b)	223	213
Realogy Corp., 3.312%, 10/10/13(a)(b)	1,772	1,693
Realogy Corp., 4.511%, 10/10/16	1,188	1,114
Realogy Corp., 4.562%, 10/10/16(a)(b)	10,410	9,763
Realogy Corp., 13.500%, 10/15/17(a)(b)	655	704

		200,570

Retail (6.6%)
Burlington Coat Factory Warehouse Corp., 6.250%, 02/18/17(a)(b)	10,190	10,060
Capital Automotive LP, 5.000%, 03/10/17(a)(b)	51,826	51,276
Dollar General Corp., 2.996%-3.054%, 07/07/14(a)(b)	3,915	3,915
Dollar General Corp., 2.996%-3.004%, 07/07/14(a)(b)	2,567	2,565
Gymboree Corp., 5.000%, 02/23/18(a)(b)	7,037	7,026
Harbor Freight Tools USA, Inc., 6.500%, 12/22/17(a)(b)	7,491	7,557

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Retail—continued

J Crew Operating Corp., 4.750%, 03/07/18(a)(b)	17,165	17,105
Jo-Ann Stores, Inc., 4.750%, 03/22/18(a)(b)	18,500	18,309
Leslie’s Poolmart, Inc., 4.500%, 11/21/16(a)(b)	9,386	9,416
Michael Foods Group, Inc., 4.250%, 02/23/18(a)(b)	9,660	9,711
Michaels Stores, Inc., 2.563%-2.625%, 10/31/13(a)(b)	3,703	3,670
Michaels Stores, Inc., 4.813%-4.875%, 07/31/16(a)(b)	4,192	4,204
NBTY, Inc., 4.250%, 10/02/17(a)(b)(d)	15,411	15,433
Neiman Marcus Group, Inc. (The), 2.310%, 04/05/13(a)(b)	3,109	3,090
Oriental Trading Co., Inc., 7.000%, 02/10/17(a)(b)	2,845	2,793
PETCO Animal Supplies, Inc., 4.500%, 11/24/17(a)(b)	16,602	16,641
Pilot Travel Centers LLC, 4.250%, 03/30/18(a)(b)	13,515	13,569
Savers, Inc., 4.250%, 03/03/17(a)(b)	2,000	2,013
Sports Authority, Inc., 7.500%, 10/26/17(a)(b)	8,120	8,044
SUPERVALU, Inc., 1.371%, 06/02/11(a)(b)	3,097	3,085

		209,482

Semiconductors (1.1%)
Freescale Semiconductor, Inc., 0.500%-2.261%, 11/10/12(a)(b)	25,860	25,537
Freescale Semiconductor, Inc., 4.511%, 12/01/16(a)(b)	8,308	8,252
Spansion LLC, 6.250%, 01/08/15(a)(b)	518	521

		34,310

Telecommunication Services (8.2%)
Airvana, Inc., 8.000%, 08/27/14(a)(b)(c)	14,990	14,962
Asurion Corp., 3.258%-3.312%, 07/03/14(a)(b)	9,076	8,993
Asurion Corp., 6.750%, 03/31/15(a)(b)	8,873	8,966
Atlantic Broadband Finance LLC, 4.000%, 03/08/16(a)(b)	5,478	5,487
Avaya, Inc., 3.061%, 10/24/14(a)(b)(c)(d)	16,910	16,368
Avaya, Inc., 4.811%, 10/26/17(a)(b)(c)(d)	18,941	18,451
BBHI Acquisition LLC, 4.500%, 12/14/17(a)(b)	7,661	7,696
Bragg Communications, Inc., 2.811%, 08/31/14(a)(b)	1,346	1,330
CMP Susquehanna Corp., 2.250%, 05/05/13(a)(b)(c)	21,485	21,114
Consolidated Communications, Inc., 2.750%, 12/31/14(a)(b)	115	113
Consolidated Communications, Inc., 2.750%, 12/31/14(a)(b)	5,000	4,925
Integra Telecom, Inc., 9.250%, 04/12/15(a)(b)	7,394	7,416
Intelsat Jackson Holdings Ltd., 3.303%, 02/02/14(a)(b)	12,550	12,303
Intelsat Jackson Holdings SA, 5.250%, 04/02/18(a)(b)(d)	57,770	58,083
Level 3 Communications, Inc., 2.553%, 03/13/14(a)(b)	4,885	4,736
Level 3 Communications, Inc., 11.500%, 03/13/14(a)(b)(d)	12,750	13,611
MetroPCS Wireless, Inc., 4.000%-4.063%, 03/15/18(a)(b)	12,968	12,961
Telcordia Technologies, Inc., 6.750%, 04/09/16(a)(b)	9,726	9,702
TowerCo Finance LLC, 5.250%, 02/02/17(a)(b)	7,105	7,132
UPC Financing Partnership, 2.011%, 12/31/14(a)(b)	1,000	994
UPC Financing Partnership, 3.761%, 12/30/16(a)(b)	220	220
Vodafone Americas Finance 2, 6.875%, 08/11/15(a)	15,353	15,584
Vonage Holdings Corp., 9.750%-10.250%, 12/08/15(a)(b)	6,729	6,721

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

West Corp., 2.678%-2.832%, 10/24/13(a)(b)	1,703	1,694

		259,562

Telecommunications (0.2%)
CommScope, Inc., 5.000%, 01/14/18(a)(b)	5,005	5,036

Transportation (0.5%)
Dollar Thrifty Automotive Group, Inc., 2.746%, 06/15/13(a)(b)	3,937	3,883
Ozburn-Hessey Holding Company LLC, 7.500%, 04/07/15(a)(b)	3,274	3,301
Swift Transportation Co., Inc., 6.000%, 12/21/16(a)(b)	8,151	8,191

		15,375

Utilities (0.5%)
Astoria Generating Co. Acquisitions LLC, 4.060%, 08/23/13(a)(b)	16,890	16,780

Total Bank Loans (Cost $2,703,765)		2,753,199

Corporate Bonds (7.9%)
Advertising (0.0%)
Affinion Group, Inc., 7.875%, 12/15/18, Callable 12/15/14 @ 103.94(b)	370	348
Checkout Holding Corp., 0.000%, 11/15/15, Callable 05/15/11 @ 64.12(b)	355	231

		579

Aerospace/Defense (0.0%)
Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17, Callable 06/01/14 @ 105	340	375

Auto Manufacturers (0.2%)
Motors Liquidation Co., 7.200%, 01/15/49(g)	10,000	2,875
Motors Liquidation Co., 8.375%, 07/15/33(g)	10,000	2,975

		5,850

Auto Parts & Equipment (0.0%)
Visteon Corp., 6.750%, 04/15/19, Callable 04/15/14 @ 105.06(b)(c)	505	505

Banks (0.5%)
CapitalSource, Inc., 12.750%, 07/15/14(b)(d)	1,585	1,906
CIT Group, Inc., 5.250%, 04/01/14(b)	3,200	3,220
CIT Group, Inc., 7.000%, 05/01/14, Callable 05/27/11 @ 102(d)	4,645	4,732
CIT Group, Inc., 7.000%, 05/01/17, Callable 05/27/11 @ 102	5,000	5,006

		14,864

Biotechnology (0.0%)
STHI Holding Corp., 8.000%, 03/15/18, Callable 03/15/14 @ 106.00(b)	220	228

Chemicals (0.0%)
Ashland, Inc., 9.125%, 06/01/17, Callable 06/01/13 @ 104.56(d)	1,000	1,148

Commercial Services (0.0%)
United Rentals NA, Inc., 9.250%, 12/15/19, Callable 12/15/14 @ 104.63	675	751

Diversified Financial Services (0.7%)
American General Finance Corp., Ser I, 4.875%, 07/15/12, MTN(d)	4,500	4,421
American General Finance Corp., Ser I, 5.850%, 06/01/13, MTN(d)	2,000	1,955
E*Trade Financial Corp. PIK, 12.500%, 11/30/17, Callable 11/30/12 @ 112.50(d)	3,718	4,434
Ford Motor Credit Co. LLC, 5.750%, 02/01/21	895	884
Ford Motor Credit Co. LLC, 8.700%, 10/01/14(d)	4,500	5,108
Icahn Enterprises Finance Corp., 8.000%, 01/15/18, Callable 01/15/14 @ 104	600	617
International Lease Finance Corp., 8.250%, 12/15/20	610	669

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

International Lease Finance Corp., 8.875%, 09/15/15(b)	965	1,061
International Lease Finance Corp., 9.000%, 03/15/17(b)(d)	1,010	1,136
SunGard Data Systems, Inc., 7.375%, 11/15/18, Callable 11/15/13 @ 105.53(b)	780	798
SunGard Data Systems, Inc., 7.625%, 11/15/20, Callable 11/15/15 @ 103.81(b)	585	601

		21,684

Electric (0.9%)
Calpine Corp., 7.500%, 02/15/21, Callable 11/01/15 @ 103.75(b)	3,900	4,036
Calpine Corp., 7.875%, 01/15/23, Callable 01/15/17 @ 103.94(b)	390	405
Edison Mission Energy, 7.750%, 06/15/16	1,150	978
General Cable Corp., 2.680%, 04/01/15, Callable 10/19/10 @ 101(a)(d)	5,133	5,043
NRG Energy, Inc., 7.625%, 01/15/18(b)	12,725	13,202
NRG Energy, Inc., 8.250%, 09/01/20, Callable 09/01/15 @ 104.13(b)	630	655
NRG Energy, Inc., 8.500%, 06/15/19, Callable 06/15/14 @ 104.25(d)	3,500	3,684

		28,003

Entertainment (0.1%)
Diamond Resorts Corp., 12.000%, 08/15/18, Callable 08/15/14 @ 106(b)(d)	900	963
Regal Entertainment Group, 9.125%, 08/15/18, Callable 08/15/14 @ 104.56	450	481

		1,444

Healthcare — Products (0.1%)
Rotech Healthcare, Inc., 10.500%, 03/15/18, Callable 03/15/15 @ 105.25(b)	900	891
Rotech Healthcare, Inc., 10.750%, 10/15/15, Callable 04/15/13 @ 105.38	1,590	1,737

		2,628

Healthcare — Services (0.1%)
DaVita, Inc., 6.625%, 11/01/20, Callable 11/01/14 @ 104.97	660	668
HCA Holdings, Inc., 7.750%, 05/15/21, Callable 11/15/15 @ 103.88(b)	1,150	1,199
MedImpact Holdings, Inc., 10.500%, 02/01/18, Callable 02/01/15 @ 105.25(b)	1,315	1,391

		3,258

Holding Companies-Divers (0.1%)
Leucadia National Corp., 7.125%, 03/15/17, Callable 03/15/12 @ 103.56(d)	2,000	2,100

Household Products/Wares (0.1%)
Reynolds Group Issuer, Inc., 8.250%, 02/15/21, Callable 02/15/16 @ 104.13(b)	1,800	1,782

Insurance (0.2%)
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(a)	1,000	935
MBIA, Inc., 5.700%, 12/01/34	8,285	5,615

		6,550

Internet (0.1%)
Level 3 Communications, Inc., 11.875%, 02/01/19, Callable 02/01/15 @ 105.94(b)	2,880	2,714
UPC Holding BV, 9.875%, 04/15/18, Callable 04/15/14 @ 104.94(b)(d)	1,000	1,105

		3,819

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Machinery-Diversified (0.0%)
Manitowoc Co., Inc. (The), 8.500%, 11/01/20, Callable 11/01/15 @ 104.25	145	156
Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44(d)	1,000	1,162

		1,318

Media (0.0%)
Block Communications, Inc., 8.250%, 12/15/15, Callable 05/31/11 @ 104.13(b)	100	103
Citadel Broadcasting Corp., 7.750%, 12/15/18, Calllable 12/15/14 @ 103.88(b)	175	189
Insight Communications, Inc., 9.375%, 07/15/18, Callable 07/15/13 @ 107.03(b)	300	333

		625

Mining (0.0%)
Novelis, Inc., 8.375%, 12/15/17, Callable 12/15/13 @ 106.28(b)	195	211
Novelis, Inc., 8.750%, 12/15/20, Callable 12/15/15 @ 104.38(b)	555	611

		822

Oil & Gas (0.6%)
Comstock Resources, Inc., 7.750%, 04/01/19, Callable 04/01/15 @ 103.88	480	488
Energy Partners Ltd., 8.250%, 02/15/18, Callable 02/15/15 @ 104.13(b)	135	134
Linn Energy LLC/Finance Corp., 7.750%, 02/01/21, Callable 09/15/15 @ 103.88(b)	395	422
SandRidge Energy, Inc., 3.930%, 04/01/14, Callable 11/08/10 @ 102(a)	1,000	985
United Refining Co., 10.500%, 02/28/18, Callable 02/28/15 @ 105.25(b)	890	885
Western Refining, Inc., 10.750%, 06/15/14, Callable 12/15/11 @ 105(a)(b)	14,200	15,336
Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(b)	885	1,000

		19,250

Packaging & Containers (0.0%)
Smurfit-Stone Container Corp., 8.000%, 03/15/17	570	41
Smurfit-Stone Container Corp., 8.250%, 10/01/12	1,800	133

		174

Pharmaceuticals (0.1%)
ConvaTec Healthcare, 10.500%, 12/15/18, Callable 12/15/14 @ 105.25(b)	1,600	1,680
Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/20, Callable 12/15/15 @ 103.50(b)	755	780

		2,460

Pipelines (0.1%)
Atlas Pipeline Partners LP, 8.750%, 06/15/18, Callable 06/15/13 @ 104.38(d)	3,855	4,144
MarkWest Energy Partners LP, 6.750%, 11/01/20, Callable 11/01/15 @ 103.38	385	395

		4,539

Semiconductors (0.0%)
MEMC Electronic Materials, Inc., 7.750%, 04/01/19, Callable 04/01/14 @ 105.81(b)	205	210

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Shipbuilding (0.1%)
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18, Callable 03/15/15 @ 103.44(b)	2,120	2,213
Huntington Ingalls Industries, Inc., 7.125%, 03/15/21, Callable 03/15/16 @ 103.56(b)	2,120	2,210

		4,423

Telecommunication Services (3.8%)
Avaya, Inc., 7.000%, 04/01/19, Callable 04/01/15 @ 103.50(b)	925	902
Buccaneer Merger Sub, Inc., 9.125%, 01/15/19, Callable 01/15/15 @ 104.56(b)	725	769
Cequel Communications Holdings I LLC, 8.625%, 11/15/17, Callable 11/15/12 @ 106.47(b)(d)	1,270	1,324
Clearwire Communications LLC, 12.000%, 12/01/15, Callable 12/01/12 @ 106(b)	685	740
Clearwire Communications LLC, 12.000%, 12/01/17, Callable 12/01/14 @ 106(b)	1,350	1,443
Cricket Communications, Inc., 7.750%, 05/15/16, Callable 05/15/12 @ 105.81(d)	3,000	3,187
DigitalGlobe, Inc., 10.500%, 05/01/14, Callable 05/01/12 @ 105.25(d)	5,850	6,632
GeoEye, Inc., 9.625%, 10/01/15, Callable 10/01/13 @ 104.81(d)	3,500	3,959
Global Crossing (UK) Finance PLC, 10.750%, 12/15/14, Callable 05/27/11 @ 103.58(d)	2,075	2,158
Global Crossing Ltd., 9.000%, 11/15/19, Callable 11/15/14 @ 104.50(b)	450	450
Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106(d)	2,375	2,707
Integra Telecom, Inc., 10.750%, 04/15/16, Callable 04/15/13 @ 105.38(b)	280	301
Intelsat Bermuda Ltd., 11.250%, 02/04/17, Callable 02/15/13 @ 105.62(d)	1,800	1,967
Intelsat Bermuda Ltd. PIK, 11.500%, 02/04/17, Callable 02/15/13 @ 105.75(d)	3,900	4,280
Intelsat Jackson Holdings SA, 7.500%, 04/01/21, Callable 04/01/16 @ 103.75(b)(c)	1,250	1,253
iPCS, Inc., 2.429%, 05/01/13, Callable 05/31/11 @ 100.00(a)(d)	3,000	2,925
Level 3 Financing, Inc., 4.215%, 02/15/15(a)	500	458
Level 3 Financing, Inc., 9.375%, 04/01/19, Callable 04/01/15 @ 104.69(b)	330	319
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(d)	3,440	3,444
NII Capital Corp., 7.625%, 04/01/21, Callable 04/01/16 @ 103.81	225	230
NII Capital Corp., 8.875%, 12/15/19, Callable 12/15/14 @ 104.44	900	990
PAETEC Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44(d)	1,000	1,078
PAETEC Holding Corp., 9.875%, 12/01/18, Callable 12/01/14 @ 104.94(b)	4,600	4,853
Sprint Capital Corp., 8.375%, 03/15/12(d)	5,315	5,607
Sprint Capital Corp., 8.750%, 03/15/32(d)	4,500	4,787

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Trilogy International Partners LLC, 10.250%, 08/15/16, Callable 08/15/13 @ 105.13(b)	7,958	8,237
ViaSat, Inc., 8.875%, 09/15/16, Callable 09/15/12 @ 106.66(d)	4,500	4,821
Virgin Media Finance PLC, 6.500%, 01/15/18, Callable 01/15/14 @ 103.25(d)	5,000	5,462
Virgin Media Finance PLC, 8.375%, 10/15/19, Callable 10/15/14 @ 104.19	650	731
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(b)	14,904	18,034
Wind Acquisition Finance SA, 7.250%, 02/15/18, Callable 11/15/13 @ 105.44(b)	11,890	12,425
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(b)	7,100	8,165
Windstream Holding of the Midwest, Inc., 6.750%, 04/01/28(d)	4,750	4,257

		118,895

Transportation (0.1%)
CHC Helicopter SA, 9.250%, 10/15/20, Callable 04/15/15 @ 104.63(b)	2,000	2,060

Trucking & Leasing (0.0%)
Aviation Capital Group Corp., 6.750%, 04/06/21(b)(c)	500	500

Total Corporate Bonds (Cost $234,070)		250,844

Preferred Stocks (0.2%)
Diversified Financial Services (0.2%)
Citigroup Capital XII, 8.500%	13,520	356
GMAC Capital Trust I, Ser 2, 8.125%	186,000	4,743

		5,099

Total Preferred Stocks (Cost $4,988)		5,099

Money Market Fund (12.9%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.02%(h)	407,623,459	407,623

Total Money Market Fund (Cost $407,623)		407,623

Total Investments (Cost $3,350,446)(i) — 107.8%		3,416,765
Liabilities in excess of other assets — (7.8)%		(246,400)

Net Assets — 100.0%		$3,170,365

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 80.8% of net assets as of March 31, 2011.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(e)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(f)	The security has not settled as of March 31, 2011 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(g)	Security in default.

(h)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(i)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

MTN	— Medium Term Note

PIK	— Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — concluded

As of March 31, 2011, the Fund had the following unfunded loan commitments (in thousands):

		Unrealized
	Unfunded	Appreciation/
Borrower	Commitments($)	(Depreciation)($)

Brand Energy & Infrastructure Services, Inc.	7,500	(387)
CB Richard Ellis Services, Inc.	30,895	47
CB Richard Ellis Services, Inc.	30,895	76
Freescale Semiconductor, Inc.	1,419	13
inVentiv Health, Inc.	2,983	11

		(240)

The commitments are available until the maturity date of the respective security.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix Global Strategy Fund

	Shares or Principal
	Amount($)	Value($)
U.S. Treasury Obligations (85.4%)
U.S. Treasury Bills (85.4%)
0.010%, 04/14/11(a)	6,000	6,000
0.010%, 04/21/11(a)(b)	1,000	1,000

		7,000

Total U.S. Treasury Obligations (Cost $7,000)		7,000

Foreign Government Bond (10.1%)
Sovereign (10.1%)
Mexico Cetes, 0.00%, 06/30/11	9,900	823

Total Foreign Government Bond (Cost $820)		823

Money Market Fund (17.5%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	1,435,769	1,436

Total Money Market Fund (Cost $1,436)		1,436

Total Investments (Cost $9,256)(d) — 113.0%		9,259
Liabilities in excess of other assets — (13.0)%		(1,064)

Net Assets — 100.0%		$8,195

(a)	Rate represents the effective yield at purchase.

(b)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Amounts designated as “—” are $0 or rounded to $0.

Forward Foreign Currency Contracts

At March 31, 2011, the Fund’s forward foreign currency contracts were as follows:

			Contract
			Amount	Contract		Unrealized
		Delivery	in Local	Value in	Market	Appreciation
Currency	Counterparty	Date	Currency	USD($)	Value($)	/(Depreciation)($)

Long:
Australian Dollar	JPMorgan	04/14/11	1,642	1,622	1,696	74
Australian Dollar	JPMorgan	04/27/11	802	821	827	6
Brazilian Real	Barclays Bank PLC	06/02/11	687	410	415	5
Brazilian Real	Morgan Stanley	04/04/11	1,401	845	858	13
Canadian Dollar	JPMorgan	04/14/11	1,601	1,636	1,651	15
Canadian Dollar	JPMorgan	04/27/11	793	808	817	9
Chilean Peso	Barclays Bank PLC	05/02/11	197,928	410	413	3
Colombian Peso	Barclays Bank PLC	04/07/11	2,971,158	1,579	1,588	9
Israeli Shekel	Barclays Bank PLC	05/02/11	1,439	410	413	3
Japanese Yen	Morgan Stanley	04/01/11	67,912	820	817	(3)
Japanese Yen	Morgan Stanley	04/25/11	310,630	3,750	3,735	(15)
Turkish Lira	JPMorgan	05/31/11	638	405	409	4

Total Long Contracts				$13,516	$13,639	$123

Short:
Australian Dollar	JPMorgan	04/14/11	1,642	1,636	1,696	(60)
Australian Dollar	JPMorgan	04/27/11	802	808	827	(19)
Brazilian Real	Morgan Stanley	04/04/11	1,400	835	858	(23)
Canadian Dollar	JPMorgan	04/14/11	1,601	1,630	1,651	(21)
Colombian Peso	Barclays Bank PLC	04/07/11	2,971,158	1,566	1,588	(22)
Japanese Yen	Morgan Stanley	04/01/11	67,912	817	817	—
Japanese Yen	Morgan Stanley	04/25/11	310,630	3,821	3,735	86

Total Short Contracts				$11,113	$11,172	$(59)

The notional average amount for the forward foreign currency contracts totaled $64,301 in thousands for the year.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (0.7%)
Auto Manufacturers (0.2%)
Ford Motor Co., 3.010%, 12/16/13(a)(b)	2,543	2,540

Diversified Financial Services (0.3%)
East Valley Tourist Development Authority, 12.000%, 08/06/12(a)(c)(d)(e)	6,291	5,253

Telecommunication Services (0.2%)
Intelsat Jackson Holdings SA, 5.250%, 04/02/18(a)(b)	3,000	3,016
Level 3 Communications, Inc., 11.500%, 03/13/14(a)(b)	1,000	1,068

		4,084

Total Bank Loans (Cost $12,345)		11,877

Corporate Bonds (91.2%)
Advertising (0.7%)
Affinion Group, Inc., 7.875%, 12/15/18, Callable 12/15/14 @ 103.94(b)	6,305	5,927
Checkout Holding Corp., 0.000%, 11/15/15, Callable 05/15/11 @ 64.12(b)	5,850	3,810
Lamar Media Corp., 7.875%, 04/15/18, Callable 04/15/14 @ 103.94	2,175	2,332

		12,069

Aerospace/Defense (1.7%)
BE Aerospace, Inc., 6.875%, 10/01/20, Callable 10/01/15 @ 103.44	2,210	2,287
Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17, Callable 06/01/14 @ 105(b)	6,765	7,458
Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17, Callable 06/01/14 @ 105	5,500	6,064
Spirit AeroSystems, Inc., 6.750%, 12/15/20, Callable 12/15/15 @ 103.38	4,830	4,939
Spirit AeroSystems, Inc., 7.500%, 10/01/17, Callable 10/01/13 @ 103.75	1,075	1,156
Triumph Group, Inc., 8.000%, 11/15/17, Callable 11/15/13 @ 104	2,770	2,964
Triumph Group, Inc., 8.625%, 07/15/18, Callable 07/15/14 @ 104.31	4,225	4,658

		29,526

Airlines (1.2%)
American Airlines, Inc., 7.500%, 03/15/16, Callable 03/15/13 @ 105.62(b)	13,820	13,664
Delta Air Lines, Inc., 12.250%, 03/15/15, Callable 03/15/12 @ 108.81(b)(f)	5,610	6,283
Delta Air Lines, Inc., Ser 2007-1, Cl C, 8.954%, 08/10/14	1,611	1,672

		21,619

Auto Parts & Equipment (2.2%)
Accuride Corp., 9.500%, 08/01/18, Callable 08/01/14 @ 104.75	2,785	3,098
AFFINIA Group, Inc., 10.750%, 08/15/16, Callable 08/15/12 @ 108.06(b)	1,854	2,107
Cooper-Standard Automotive, Inc., 8.500%, 05/01/18, Callable 05/01/14 @ 104.25	4,990	5,364
Exide Technologies, 8.625%, 02/01/18, Callable 02/01/15 @ 104.31(b)	5,510	5,882
Goodyear Tire & Rubber Co. (The), 10.500%, 05/15/16, Callable 05/15/12 @ 107.88	1,220	1,367
Lear Corp., 7.875%, 03/15/18, Callable 03/15/14 @ 103.94	1,280	1,392
Lear Corp., 8.125%, 03/15/20, Callable 03/15/15 @ 104.06	1,280	1,408

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Auto Parts & Equipment—continued

Navistar International Corp., 8.250%, 11/01/21, Callable 11/01/14 @ 104.13	4,350	4,823
Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, 09/01/17, Callable 09/01/14 @ 105.31(b)	2,272	2,533
TRW Automotive, Inc., 8.875%, 12/01/17, Callable 12/01/13 @ 104.44(b)	2,790	3,125
Visteon Corp., 6.750%, 04/15/19, Callable 04/15/14 @ 105.06(b)(g)	7,625	7,625

		38,724

Banks (4.0%)
Ally Financial, Inc., 8.000%, 11/01/31(h)	17,120	18,661
CIT Group, Inc., 5.250%, 04/01/14(b)	6,215	6,254
CIT Group, Inc., 7.000%, 05/01/14, Callable 05/27/11 @ 102(f)	4,460	4,544
CIT Group, Inc., 7.000%, 05/01/15, Callable 05/27/11 @ 102(f)	10,350	10,441
CIT Group, Inc., 7.000%, 05/01/16, Callable 05/27/11 @ 102(h)	15,610	15,629
CIT Group, Inc., 7.000%, 05/01/17, Callable 05/27/11 @ 102	12,405	12,420
Provident Funding Associates LP / PFG Finance Corp., 10.125%, 02/15/19, Callable 02/15/15 @ 105.06(b)	2,685	2,802

		70,751

Beverages (0.1%)
Cott Beverages, Inc., 8.125%, 09/01/18, Callable 09/01/14 @ 104.06	1,500	1,601

Biotechnology (0.2%)
STHI Holding Corp., 8.000%, 03/15/18, Callable 03/15/14 @ 106.00(b)	3,335	3,452

Building Materials (0.9%)
Associated Materials LLC, 9.125%, 11/01/17, Callable 11/01/13 @ 106.84(b)	2,335	2,498
Texas Industries, Inc., 9.250%, 08/15/20, Callable 08/15/15 @ 104.63	2,020	2,182
USG Corp., 7.750%, 01/15/18(b)	1,715	1,797
USG Corp., 8.375%, 10/15/18, Callable 10/15/14 @ 104.19(b)	2,820	2,947
USG Corp., 9.750%, 08/01/14(b)	5,845	6,400

		15,824

Chemicals (1.9%)
Georgia Gulf Corp., 9.000%, 01/15/17, Callable 01/15/14 @ 104.50(b)	4,210	4,610
Huntsman International LLC, 5.500%, 06/30/16	2,505	2,461
Huntsman International LLC, 8.625%, 03/15/21, Callable 09/15/15 @ 104.31(b)	1,055	1,150
INEOS Finance PLC, 9.000%, 05/15/15, Callable 05/15/13 @ 104.50(b)	1,775	1,937
Lyondell Chemical Co., 11.000%, 05/01/18, Callable 05/01/13 @ 100	2,800	3,143
Nova Chemicals Corp., 8.625%, 11/01/19, Callable 11/01/14 @ 104.31	2,845	3,183
Oxea Finance & Cy SCA, 9.500%, 07/15/17, Callable 07/15/13 @ 107.12(b)	2,805	3,057
Rain CII Carbon LLC, 8.000%, 12/01/18, Callable 12/01/14 @ 104(b)	4,610	4,933
Solutia, Inc., 7.875%, 03/15/20, Callable 03/15/15 @ 103.94	3,025	3,282

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Chemicals—continued

TPC Group LLC, 8.250%, 10/01/17, Callable 10/01/13 @ 106.19(b)	2,000	2,115
Vertellus Specialties, Inc., 9.375%, 10/01/15, Callable 04/01/13 @ 104.69(b)	3,265	3,494

		33,365

Coal (0.3%)
International Coal Group, Inc., 9.125%, 04/01/18, Callable 04/01/14 @ 104.56	2,065	2,344
Penn Virginia Resource Partners LP, 8.250%, 04/15/18, Callable 04/15/14 @ 104.13	2,635	2,819

		5,163

Commercial Services (2.1%)
Avis Budget Car Rental LLC, 9.625%, 03/15/18, Callable 03/15/14 @ 104.81	3,855	4,260
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.250%, 01/15/19, Callable 10/15/14 @ 104.13	4,945	5,180
Cenveo Corp., 8.875%, 02/01/18, Callable 02/01/14 @ 104.44	3,095	3,103
Geo Group, Inc. (The), 6.625%, 02/15/21, Callable 02/15/16 @ 103.31(b)	5,155	5,103
Hertz Corp., 7.500%, 10/15/18, Callable 10/15/14 @ 103.75(b)	2,580	2,670
Hertz Corp., 8.875%, 01/01/14, Callable 05/26/11 @ 102.22	1,168	1,197
Live Nation Entertainment, Inc., 8.125%, 05/15/18, Callable 05/15/14 @ 104.06(b)	2,075	2,132
National Money Mart Co., 10.375%, 12/15/16, Callable 12/15/13 @ 105.19	2,625	2,927
PHH Corp., 9.250%, 03/01/16(b)	2,455	2,670
United Rentals NA, Inc., 9.250%, 12/15/19, Callable 12/15/14 @ 104.63(h)	7,616	8,473

		37,715

Computers (0.6%)
Seagate HDD Cayman, 6.875%, 05/01/20, Callable 05/01/15 @ 103.44(b)(f)	1,610	1,606
Seagate HDD Cayman, 7.750%, 12/15/18, Callable 12/15/14 @ 103.88(b)	8,610	8,911
Seagate Technology International Co. Ltd., 10.000%, 05/01/14, Callable 05/01/13@ 105(b)	532	620

		11,137

Cosmetics/Personal Care (0.4%)
Revlon Consumer Products Corp., 9.750%, 11/15/15, Callable 11/15/12 @ 104.88	6,795	7,356

Diversified Financial Services (10.0%)
Ally Financial, Inc., 6.250%, 12/01/17(b)	11,635	11,853
Ally Financial, Inc., 7.500%, 09/15/20(b)	4,900	5,225
Ally Financial, Inc., 8.000%, 03/15/20	6,470	7,044
Ally Financial, Inc., 8.300%, 02/12/15	3,100	3,398
American General Finance Corp., Ser H, 5.375%, 10/01/12	5,493	5,404
American General Finance Corp., Ser H, 5.750%, 09/15/16	4,225	3,803
American General Finance Corp., Ser I, 5.400%, 12/01/15(f)	6,925	6,319
Bank of America Corp., 8.000%, 01/30/18(a)(i)	7,370	7,925

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

CEMEX Finance LLC, 9.500%, 12/14/16, Callable 12/14/13 @ 104.75(b)(f)	3,800	4,095
Citigroup Capital XXI, 8.300%, 12/21/57, Callable 12/21/57 @ 100.00(a)	7,480	7,779
FireKeepers Development Authority, 13.875%, 05/01/15, Callable 05/01/12 @ 110.50(b)	7,355	8,716
Ford Motor Credit Co. LLC, 5.750%, 02/01/21	7,980	7,880
Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,800	2,062
Ford Motor Credit Co. LLC, 8.700%, 10/01/14(h)	11,600	13,168
Icahn Enterprises Finance Corp., 8.000%, 01/15/18, Callable 01/15/14 @ 104	7,375	7,578
ILFC E-Capital Trust I, 5.970%, 12/21/65, Callable 05/26/11 @ 100(a)(b)	12,420	10,336
ILFC E-Capital Trust II, 6.250%, 12/21/65, Callable 12/21/15 @ 100(a)(b)	2,490	2,092
International Lease Finance Corp., 8.250%, 12/15/20	2,380	2,609
International Lease Finance Corp., 8.875%, 09/15/15(b)	2,230	2,453
International Lease Finance Corp., 9.000%, 03/15/17(b)	4,325	4,866
Northern Tier Energy LLC / Norther Tier Finance Corp., 10.500%, 12/01/17, Callable 12/01/13 @ 107.88(b)	5,020	5,685
Offshore Group Investments Ltd., 11.500%, 08/01/15, Callable 02/01/13 @ 108.62(b)	7,185	7,975
Provident Funding Association LP, 10.250%, 04/15/17, Callable 04/15/14 @ 105.13(b)	3,455	3,852
Regions Bank, 6.450%, 06/26/37	2,825	2,599
Regions Bank, 7.500%, 05/15/18	2,050	2,167
Regions Financial Corp., 5.750%, 06/15/15	5,545	5,649
SLM Corp., MTN, 6.250%, 01/25/16	5,790	6,036
Springleaf Finance Corp., 6.900%, 12/15/17, MTN	10,375	9,480
SquareTwo Financial Corp., 11.625%, 04/01/17, Callable 04/01/14 @ 105.81(b)	1,270	1,289
SunGard Data Systems, Inc., 7.375%, 11/15/18, Callable 11/15/13 @ 105.53(b)	2,375	2,428
SunGard Data Systems, Inc., 7.625%, 11/15/20, Callable 11/15/15 @ 103.81(b)	3,895	4,002

		175,767

Electric (6.8%)
AES Corp. (The), 7.750%, 10/15/15	485	524
AES Corp. (The), 8.000%, 10/15/17	5,955	6,402
AES Corp. (The), 9.750%, 04/15/16	2,750	3,156
AES Ironwood LLC, 8.857%, 11/30/25	3,316	3,291
Calpine Corp., 7.500%, 02/15/21, Callable 11/01/15 @ 103.75(b)	4,200	4,347
Calpine Corp., 7.875%, 01/15/23, Callable 01/15/17 @ 103.94(b)	5,855	6,074
Edison Mission Energy, 7.000%, 05/15/17	4,335	3,479
Edison Mission Energy, 7.200%, 05/15/19	8,965	6,993
Edison Mission Energy, 7.500%, 06/15/13(f)	6,087	6,056
Edison Mission Energy, 7.750%, 06/15/16(f)	1,045	888
Elwood Energy LLC, 8.159%, 07/05/26	2,374	2,351

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

Energy Future Holdings Corp., 10.000%, 01/15/20, Callable 01/15/15 @ 105	5,515	5,844
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc., 10.000%, 12/01/20, Callable 12/01/15 @ 105	3,075	3,258
GenOn Energy, Inc., 9.875%, 10/15/20, Callable 10/15/15 @ 104.94(b)(f)	20,260	21,172
GenOn Escrow Corp., 9.500%, 10/15/18(b)	12,570	13,073
Midwest Generation LLC, Ser B, 8.560%, 01/02/16	6,214	6,338
Mirant Mid Atlantic LLC, Ser B, 9.125%, 06/30/17	4,204	4,572
Mirant Mid Atlantic LLC, Ser C, 10.060%, 12/30/28	2,046	2,312
NRG Energy, Inc., 7.625%, 01/15/18(b)	11,370	11,796
NRG Energy, Inc., 8.500%, 06/15/19, Callable 06/15/14 @ 104.25	2,935	3,089
Sithe/Independence Funding Corp., Ser A, 9.000%, 12/30/13	3,481	3,555
United Maritime Group LLC/Finance Corp., 11.750%, 06/15/15, Callable 12/15/12 @ 105.88	1,445	1,499

		120,069

Electronics (0.4%)
Allbritton Communications Co., 8.000%, 05/15/18, Callable 05/15/14 @ 104	2,240	2,363
Jabil Circuit, Inc., 8.250%, 03/15/18	3,460	3,927
Viasystems Group, Inc., 12.000%, 01/15/15, Callable 07/15/12 @ 106(b)	1,410	1,594

		7,884

Energy-Alternate Sources (0.3%)
Covanta Holding Corp., 7.250%, 12/01/20, Callable 12/01/15 @ 103.63	4,610	4,828

Engineering & Construction (0.5%)
Abengoa Finance SAU, 8.875%, 11/01/17(b)	2,575	2,569
Aguila 3 SA, 7.875%, 01/31/18, Callable 01/31/14 @ 105.91(b)	2,900	2,958
Dycom Investments, Inc., 7.125%, 01/15/21, Callable 01/15/16 @ 103.56(b)	2,570	2,615

		8,142

Entertainment (1.8%)
Cinemark USA, Inc., 8.625%, 06/15/19, Callable 06/15/14 @ 104.31	610	667
Diamond Resorts Corp., 12.000%, 08/15/18, Callable 08/15/14 @ 106(b)	9,745	10,427
Marina District Finance Co., Inc., 9.500%, 10/15/15, Callable 10/15/13 @ 104.75(b)(f)	650	680
Marina District Finance Co., Inc., 9.875%, 08/15/18, Callable 08/15/14 @ 104.94(b)(f)	3,335	3,489
Penn National Gaming, Inc., 8.750%, 08/15/19, Callable 08/15/14 @ 104.38	3,000	3,311
Pinnacle Entertainment, Inc., 8.750%, 05/15/20, Callable 05/15/15 @ 104.38	3,780	3,931
Regal Entertainment Group, 9.125%, 08/15/18, Callable 08/15/14 @ 104.56	4,090	4,376
Speedway Motorsports, Inc., 8.750%, 06/01/16, Callable 06/01/13 @ 104.38	2,395	2,626
WMG Holdings Corp., 9.500%, 12/15/14, Callable 12/15/11 @ 101.58(f)(j)	2,240	2,285

		31,792

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Environmental Control (0.3%)
Casella Waste Systems, Inc., 11.000%, 07/15/14, Callable 07/15/12 @ 105.50	260	294
Darling International, Inc., 8.500%, 12/15/18, Callable 12/15/14 @ 104.25(b)	2,330	2,534
EnergySolutions, Inc., 10.750%, 08/15/18, Callable 08/15/14 @ 105.38(b)	2,060	2,287

		5,115

Food (0.9%)
Bumble Bee Acquisition Corp., 9.000%, 12/15/17, Callable 12/15/14 @ 104(b)	2,010	2,090
Dean Foods Co., 7.000%, 06/01/16(f)	5,830	5,560
Pilgrim’s Pride Corp., 7.875%, 12/15/18, Callable 12/15/14 @ 103.94(b)(f)	3,765	3,652
Stater Bros Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	4,790	4,970

		16,272

Forest Products&Paper (0.8%)
Boise Paper Holdings LLC/Finance Co., 9.000%, 11/01/17, Callable 11/01/13 @ 104.50	3,200	3,552
NewPage Corp., 11.375%, 12/31/14, Callable 03/31/12 @ 105	4,675	4,681
Verso Paper Holdings LLC, 11.500%, 07/01/14, Callable 01/01/12 @ 105(f)	2,700	2,950
Verso Paper Holdings LLC / Verso Paper, Inc., 8.750%, 02/01/19, Callable 02/01/15 @ 104.38(b)(f)	3,510	3,650

		14,833

Gas (0.2%)
Sabine Pass LNG LP, 7.500%, 11/30/16	2,785	2,862

Hand/Machine Tools (0.2%)
Thermadyne Holdings Corp., 9.000%, 12/15/17, Callable 12/15/13 @ 106.75(b)	3,080	3,253

Healthcare — Products (1.7%)
Accellent, Inc., 8.375%, 02/01/17, Callable 02/01/13 @ 106.28	1,720	1,845
Alere, Inc., 7.875%, 02/01/16, Callable 02/01/13 @ 103.94	4,675	4,879
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105	6,480	7,104
Rotech Healthcare, Inc., 10.500%, 03/15/18, Callable 03/15/15 @ 105.25(b)	3,790	3,752
Rotech Healthcare, Inc., 10.750%, 10/15/15, Callable 04/15/13 @ 105.38	2,465	2,693
Universal Hospital Services, Inc., PIK, 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	8,615	8,992

		29,265

Healthcare — Services (2.1%)
American Renal Holdings Co., Inc., 8.375%, 05/15/18, Callable 05/15/13 @ 104.19	1,715	1,809
Apria Healthcare Group, Inc., 11.250%, 11/01/14, Callable 11/01/11 @ 105.62	5,925	6,384
Gentiva Health Services, Inc., 11.500%, 09/01/18, Callable 09/01/14 @ 105.75	2,595	2,936
HCA, Inc., 7.250%, 09/15/20, Callable 03/15/15 @ 103.63	3,500	3,745
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63	60	65

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Healthcare — Services—continued

HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94	8,240	9,229
Tenet Healthcare Corp., 8.875%, 07/01/19, Callable 07/01/14 @ 104.44	5,225	5,956
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc., 7.750%, 02/01/19, Callable 02/01/14 @ 105.81(b)(f)	6,135	6,212

		36,336

Holding Companies-Divers (0.4%)
Leucadia National Corp., 7.125%, 03/15/17, Callable 03/15/12 @ 103.56	7,375	7,744

Home Builders (0.4%)
KB Home, 9.100%, 09/15/17	3,180	3,371
Standard Pacific Corp., 8.375%, 05/15/18	3,705	3,848

		7,219

Household Products/Wares (0.7%)
ACCO Brands Corp., 10.625%, 03/15/15, Callable 09/15/12 @ 105.31	1,555	1,753
Jarden Corp., 7.500%, 01/15/20, Callable 09/15/12 @ 105.31	4,450	4,673
Reynolds Group Holdings, 6.875%, 02/15/21, Callable 02/15/16 @ 103.44(b)	5,875	5,919

		12,345

Insurance (3.5%)
American General Institutional Capital, Ser B, 8.125%, 03/15/46(b)	2,750	2,991
American International Group, Inc., 8.175%, 05/15/68, Callable 05/15/38 @ 100(a)	8,975	9,659
Fairfax Financial Holdings Ltd., 7.375%, 04/15/18	274	291
Genworth Financial, Inc., 6.150%, 11/15/66, Callable 11/15/16 @ 100(a)	9,575	7,564
Genworth Financial, Inc., 7.625%, 09/24/21	745	747
Hartford Financial Services Group, Inc., 8.125%, 06/15/38, Callable 06/15/18 @ 100(a)	5,177	5,669
ING Capital Funding Trust III, Ser 9, 3.907%, 06/30/11(a)(i)	4,815	4,669
ING Groep NV, 5.775%, 12/08/15(a)(i)	4,830	4,468
Liberty Mutual Group, Inc., 7.000%, 03/15/37, Callable 03/15/17 @ 100(a)(b)	2,730	2,626
Liberty Mutual Group, Inc., 7.800%, 03/15/37(b)	2,900	2,885
Liberty Mutual Group, Inc., 10.750%, 06/15/88, Callable 06/15/38 @ 100(a)(b)	2,740	3,562
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(a)	2,155	2,015
Lincoln National Corp., 7.000%, 05/17/66, Callable 05/17/16 @ 100(a)	1,220	1,211
MBIA, Inc., 5.700%, 12/01/34	12,040	8,159
White Mountains Re Group Ltd., 7.506%, 06/30/17(a)(b)(i)	5,190	4,965

		61,481

Internet (0.5%)
UPC Holding BV, 9.875%, 04/15/18, Callable 04/15/14 @ 104.94(b)	3,600	3,978
Zayo Group LLC, 10.250%, 03/15/17, Callable 03/15/13 @ 105.13	3,720	4,092

		8,070

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Iron/Steel (0.7%)
APERAM, 7.375%, 04/01/16, Callable 10/01/13 @ 103.69(b)	2,700	2,747
APERAM, 7.750%, 04/01/18, Callable 04/01/15 @ 103.88(b)	2,550	2,601
JMC Steel Group, 8.250%, 03/15/18, Callable 03/15/14 @ 106.19(b)	7,445	7,613

		12,961

Leisure Time (0.4%)
ClubCorp Club Operations, Inc., 10.000%, 12/01/18, Callable 12/01/14 @ 105(b)	7,290	7,326

Lodging (1.0%)
Ameristar Casinos, Inc., 9.250%, 06/01/14, Callable 12/01/11 @ 104.63	4,040	4,439
Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17, Callable 06/01/13 @ 105.62	1,230	1,398
MCE Finance Ltd., 10.250%, 05/15/18, Callable 05/15/14 @ 105.13	1,910	2,213
MTR Gaming Group, Inc., Ser B, 12.625%, 07/15/14, Callable 07/15/11 @ 106.31	3,070	3,270
Wynn Las Vegas LLC, 7.750%, 08/15/20, Callable 08/15/15 @ 103.88	6,390	6,773

		18,093

Machinery-Diversified (0.7%)
Chart Industries, Inc., 9.125%, 10/15/15, Callable 05/27/11 @ 104.56	1,700	1,734
Manitowoc Co., Inc. (The), 8.500%, 11/01/20, Callable 11/01/15 @ 104.25	4,305	4,617
Terex Corp., 8.000%, 11/15/17, Callable 11/15/12 @ 104	220	232
Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44	5,705	6,632

		13,215

Media (4.2%)
Block Communications, Inc., 8.250%, 12/15/15, Callable 05/31/11 @ 104.13(b)	3,050	3,134
Cablevision Systems Corp., 7.750%, 04/15/18	1,180	1,274
CCO Holdings LLC, 7.250%, 10/30/17, Callable 10/30/13 @ 105.44	2,925	3,057
CCO Holdings LLC / Cap Corp., 7.875%, 04/30/18, Callable 04/30/13 @ 105.91	5,090	5,408
CCO Holdings LLC / Cap Corp., 8.125%, 04/30/20, Callable 04/30/15 @ 104.06	2,190	2,382
CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 01/15/19, Callable 01/15/14 @ 105.25(b)	4,985	5,097
Citadel Broadcasting Corp., 7.750%, 12/15/18, Calllable 12/15/14 @ 103.88(b)	2,155	2,335
Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94	2,870	3,146
Clear Channel Worldwide Holdings, Inc., Series REGS, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94	2,200	2,404
DISH DBS Corp., 7.125%, 02/01/16	3,800	4,057
DISH DBS Corp., 7.750%, 05/31/15	3,430	3,756
DISH DBS Corp., 7.875%, 09/01/19	3,126	3,384

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

Entravision Communications Corp., 8.750%, 08/01/17, Callable 08/01/13 @ 106.56	2,360	2,513
Insight Communications, Inc., 9.375%, 07/15/18, Callable 07/15/13 @ 107.03(b)	3,850	4,274
Mediacom LLC/Capital Corp., 9.125%, 08/15/19, Callable 08/15/14 @ 104.56(f)	2,475	2,648
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc., 8.875%, 04/15/17, Callable 04/15/14 @ 104.44	1,975	2,138
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 05/26/11 @ 103.88	3,095	3,211
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 05/26/11 @ 103.88	705	731
Salem Communications Corp., 9.625%, 12/15/16, Callable 12/15/13 @ 104.81	2,907	3,140
Sinclair Television Group, Inc., 9.250%, 11/01/17, Callable 11/01/13 @ 104.63(b)	4,490	5,006
Sirius XM Radio, Inc., 7.625%, 11/01/18, Callable 11/01/14 @ 103.81(b)	2,910	3,070
Sirius XM Radio, Inc., 9.750%, 09/01/15, Callable 09/01/12 @ 104.88(b)	3,130	3,525
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 8.125%, 12/01/17, Callable 12/01/12 @ 108.12(b)	1,900	2,000
Univision Communications, Inc., 7.875%, 11/01/20, Callable 11/01/15 @ 103.94(b)	1,650	1,745

		73,435

Metal Fabricate/Hardware (0.1%)
Mueller Water Products, Inc., 8.750%, 09/01/20, Callable 09/01/15 @ 104.38	2,335	2,598

Mining (0.9%)
Compass Minerals International, Inc., 8.000%, 06/01/19, Callable 06/01/14 @ 104	3,065	3,341
Novelis, Inc., 8.375%, 12/15/17, Callable 12/15/13 @ 106.28(b)	3,785	4,097
Novelis, Inc., 8.750%, 12/15/20, Callable 12/15/15 @ 104.38(b)	6,300	6,930
Teck Cominco Ltd., 6.125%, 10/01/35	920	945

		15,313

Miscellaneous Manufacturer (0.6%)
Amsted Industries, Inc., 8.125%, 03/15/18, Callable 03/15/14 @ 104.06(b)	3,935	4,195
Griffon Corp., 7.125%, 04/01/18, Callable 04/01/14 @ 105.34(b)	3,415	3,475
Koppers, Inc., 7.875%, 12/01/19, Callable 12/01/14 @ 103.94	857	930
Polymer Group, Inc., 7.750%, 02/01/19, Callable 02/01/15 @ 103.88(b)	2,695	2,779

		11,379

Office Furnishings (0.1%)
Interface, Inc., 7.625%, 12/01/18, Callable 12/01/14 @ 103.81(b)	1,800	1,872

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas (4.9%)
American Petroleum Tankers LLC, 10.250%, 05/01/15, Callable 05/01/12 @ 105.13(b)	3,945	4,152
Chesapeake Energy Corp., 6.500%, 08/15/17	1,295	1,400
Chesapeake Energy Corp., 6.875%, 08/15/18	6,375	6,933
Chesapeake Energy Corp., 6.875%, 11/15/20	1,530	1,652
Chesapeake Energy Corp., 7.250%, 12/15/18	8,605	9,616
CITGO Petroleum Corp., 11.500%, 07/01/17, Callable 07/01/14 @ 105.75(b)	2,910	3,390
Coffeyville Resources LLC, 9.000%, 04/01/15, Callable 04/01/12 @ 106.75(b)	4,369	4,751
Coffeyville Resources LLC, 10.875%, 04/01/17, Callable 04/01/13 @ 108.16(b)	3,015	3,430
Comstock Resources, Inc., 7.750%, 04/01/19, Callable 04/01/15 @ 103.88	4,780	4,864
Concho Resources, Inc., 7.000%, 01/15/21, Callable 01/15/16 @ 103.50	3,495	3,679
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20, Callable 04/15/15 @ 104.31(b)	1,565	1,737
Penn Virginia Corp., 10.375%, 06/15/16, Callable 06/15/13 @ 105.19	1,795	2,028
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81	2,510	2,686
Plains Exploration & Production Co., 8.625%, 10/15/19, Callable 10/15/14 @ 104.31	2,095	2,331
Range Resources Corp., 7.250%, 05/01/18, Callable 05/01/13 @ 103.63	2,130	2,279
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75	1,390	1,442
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17, Callable 03/15/14 @ 105.94(b)	3,895	4,265
Sabine Pass LNG LP, 7.250%, 11/30/13	1,845	1,887
SandRidge Energy, Inc., 8.750%, 01/15/20, Callable 01/15/15 @ 104.38(f)	6,825	7,439
United Refining Co., 10.500%, 02/28/18, Callable 02/28/15 @ 105.25(b)	8,430	8,377
Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(b)	6,375	7,204

		85,542

Oil & Gas Services (0.5%)
Exterran Holdings, Inc., 7.250%, 12/01/18, Callable 12/01/13 @ 105.44(b)	955	974
Geokinetics Holdings, Inc., 9.750%, 12/15/14, Callable 12/15/11 @ 104.88	6,145	5,907
Thermon Industries, Inc., 9.500%, 05/01/17, Callable 05/01/14 @ 104.75	2,550	2,754

		9,635

Packaging & Containers (0.6%)
Ardagh Packaging Finance PLC, 9.125%, 10/15/20, Callable 10/15/15 @ 104.56(b)	5,550	6,008

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Packaging & Containers—continued

Graphic Packaging International, Inc., 9.500%, 06/15/17, Callable 06/15/13 @ 104.75	2,175	2,414
Plastipak Holdings, Inc., 10.625%, 08/15/19, Callable 08/15/14 @ 105.31(b)	2,010	2,291

		10,713

Pharmaceuticals (2.6%)
ConvaTec Healthcare, 10.500%, 12/15/18, Callable 12/15/14 @ 105.25(b)	8,750	9,187
Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/13, Callable 12/01/11 @ 102.22	1,330	1,375
Elan Financial PLC/Elan Financial Corp., 8.750%, 10/15/16, Callable 10/15/12 @ 108.75	3,700	3,913
Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/20, Callable 12/15/15 @ 103.50(b)	7,445	7,696
Lantheus Medical Imaging, Inc., 9.750%, 05/15/17, Callable 05/15/14 @ 104.88	3,145	3,279
Lantheus Medical Imaging, Inc., 9.750%, 05/15/17, Callable 05/15/14 @ 104.88(b)	2,250	2,346
Omnicare, Inc., 6.125%, 06/01/13, Callable 06/01/11 @ 100.00	427	428
PharmaNet Development Group, Inc., 10.875%, 04/15/17, Callable 04/15/14 @ 105.44(b)	3,780	4,158
Valeant Pharmaceuticals International, 6.500%, 07/15/16, Callable 07/15/13 @ 103.25(b)	8,010	7,910
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, 09/15/18, Callable 09/15/14 @ 103.88(b)	4,520	4,735

		45,027

Pipelines (3.1%)
Atlas Pipeline Partners LP, 8.750%, 06/15/18, Callable 06/15/13 @ 104.38	3,335	3,585
Copano Energy LLC, 7.750%, 06/01/18, Callable 06/01/13 @ 103.88	1,450	1,515
Copano Energy LLC / Copano Energy Finance Corp., 7.125%, 04/01/21, Callable 04/01/16 @ 103.56(g)	5,975	6,050
Dynegy Holdings, Inc., 7.500%, 06/01/15	8,600	7,235
El Paso Corp., 7.000%, 06/15/17	1,540	1,724
El Paso Corp., 7.250%, 06/01/18	3,125	3,513
El Paso Corp., Ser G, 7.750%, 01/15/32, MTN	8,380	9,391
El Paso Corp., Ser G, 7.800%, 08/01/31, MTN	1,575	1,747
El Paso Corp., Ser G, 8.050%, 10/15/30, MTN	1,215	1,382
Genesis Energy LP, 7.875%, 12/15/18, Callable 12/15/14 @ 103.94(b)	2,325	2,348
MarkWest Energy Partners LP, 6.750%, 11/01/20, Callable 11/01/15 @ 103.38	10,600	10,865
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	235	256
Targa Resources Partners LP, 8.250%, 07/01/16, Callable 07/01/12 @ 104.13	4,790	5,041

		54,652

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Real Estate (0.1%)
Kennedy-Wilson, Inc., 8.750%, 04/01/19, Callable 04/01/15 @ 104.38(b)(g)	1,105	1,097

Real Estate Investment Trusts (1.0%)
DuPont Fabros Technology LP, 8.500%, 12/15/17, Callable 12/15/13 @ 104.25	3,080	3,392
Host Hotels & Resorts LP, 9.000%, 05/15/17, Callable 05/15/13 @ 104.50(f)	1,115	1,257
Host Marriott LP, 7.125%, 11/01/13, Callable 05/26/11 @ 101.19	653	663
Reckson Operating Partnership LP, 7.750%, 03/15/20	6,005	6,744
Rouse Co. LP (The), 6.750%, 11/09/15, Callable 05/09/13 @ 103.38	5,100	5,304

		17,360

Retail (2.5%)
Ferrellgas Partners LP, 6.500%, 05/01/21, Callable 05/01/16 @ 103.25(b)	2,775	2,692
Ferrellgas Partners LP, 9.125%, 10/01/17, Callable 10/01/13 @ 104.56	2,095	2,336
Limited Brands, Inc., 6.625%, 04/01/21	2,900	2,965
Limited Brands, Inc., 7.000%, 05/01/20	2,520	2,668
Macy’s Retail Holdings, Inc., 8.375%, 07/15/15	7,000	8,138
Phillips-Van Heusen Corp., 7.375%, 05/15/20, Callable 05/15/15 @ 103.69	2,005	2,120
QVC, Inc., 7.500%, 10/01/19, Callable 10/01/14 @ 103.75(b)	1,600	1,680
Rite Aid Corp., 7.500%, 03/01/17, Callable 03/01/12 @ 103.75(f)	3,615	3,615
Roadhouse Financing, Inc., 10.750%, 10/15/17, Callable 10/15/13 @ 108.06(b)	2,735	2,933
Sears Holdings Corp., 6.625%, 10/15/18(b)	8,890	8,623
Toys “R” Us Property Co. LLC, 10.750%, 07/15/17, Callable 07/15/13 @ 105.38	5,415	6,146

		43,916

Semiconductors (0.7%)
Advanced Micro Devices, Inc., 7.750%, 08/01/20, Callable 08/01/15 @ 103.88	4,115	4,228
Freescale Semiconductor, Inc., 9.250%, 04/15/18, Callable 04/15/14 @ 104.63(b)	5,035	5,513
MEMC Electronic Materials, Inc., 7.750%, 04/01/19, Callable 04/01/14 @ 105.81(b)	3,025	3,097

		12,838

Shipbuilding (1.0%)
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18, Callable 03/15/15 @ 103.44(b)	8,110	8,465
Huntington Ingalls Industries, Inc., 7.125%, 03/15/21, Callable 03/15/16 @ 103.56(b)	8,110	8,454

		16,919

Storage/Warehousing (0.6%)
Niska Gas Storage US LLC / Niska Gas Storage Canada ULC, 8.875%, 03/15/18, Callable 03/15/14 @ 104.44	9,745	10,598

Telecommunication Services (13.6%)
Avaya, Inc., 7.000%, 04/01/19, Callable 04/01/15 @ 103.50(b)	7,240	7,059
Cequel Communications Holdings I LLC, 8.625%, 11/15/17, Callable 11/15/12 @ 106.47(b)	8,970	9,351

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Cincinnati Bell, Inc., 8.375%, 10/15/20, Callable 10/15/15 @ 104.19	480	472
Clearwire Communications LLC, 12.000%, 12/01/15, Callable 12/01/12 @ 106(b)	4,770	5,152
Cricket Communications, Inc., 7.750%, 05/15/16, Callable 05/15/12 @ 105.81	1,535	1,631
DigitalGlobe, Inc., 10.500%, 05/01/14, Callable 05/01/12 @ 105.25	3,590	4,070
Frontier Communications Corp., 8.250%, 05/01/14	900	999
Frontier Communications Corp., 8.250%, 04/15/17	5,115	5,524
Frontier Communications Corp., 8.500%, 04/15/20	6,590	7,142
GeoEye, Inc., 8.625%, 10/01/16, Callable 10/01/13 @ 104.31	2,055	2,189
Global Crossing (UK) Finance PLC, 10.750%, 12/15/14, Callable 05/27/11 @ 103.58	4,772	4,963
Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106	7,535	8,590
Hughes Network Systems LLC/HNS Finance Corp., 9.500%, 04/15/14, Callable 04/15/11 @ 102.38	2,875	2,968
Inmarsat Finance PLC, 7.375%, 12/01/17, Callable 12/01/13 @ 103.69(b)	1,780	1,878
Integra Telecom, Inc., 10.750%, 04/15/16, Callable 04/15/13 @ 105.38(b)	3,400	3,651
Intelsat Jackson Holdings SA, 7.250%, 04/01/19, Callable 04/01/15 @ 103.63(b)(g)	3,820	3,825
Intelsat Jackson Holdings SA, 7.500%, 04/01/21, Callable 04/01/16 @ 103.75(b)(g)	14,340	14,376
Intelsat Jackson Holdings SA, 8.500%, 11/01/19, Callable 11/01/14 @ 104.25(b)	850	914
Intelsat Subsidiary Holding Co. Ltd, 8.500%, 01/15/13, Callable 05/05/11 @ 100	2,100	2,106
Level 3 Financing, Inc., 9.250%, 11/01/14, Callable 06/08/11 @ 104.63	6,720	6,871
Level 3 Financing, Inc., 9.375%, 04/01/19, Callable 04/01/15 @ 104.69(b)	5,865	5,674
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(h)	9,210	9,221
MetroPCS Wireless, Inc., 6.625%, 11/15/20, Callable 11/15/15 @ 103.31	2,640	2,637
MetroPCS Wireless, Inc., 7.875%, 09/01/18, Callable 09/01/14 @ 103.94	1,860	1,990
Nextel Communications, Inc., Ser D, 7.375%, 08/01/15, Callable 05/06/11 @ 100.92	3,395	3,408
Nextel Communications, Inc., Ser E, 6.875%, 10/31/13, Callable 05/06/11 @ 100.86(h)	11,855	11,944
NII Capital Corp., 7.625%, 04/01/21, Callable 04/01/16 @ 103.81	4,440	4,540
NII Capital Corp., 8.875%, 12/15/19, Callable 12/15/14 @ 104.44	3,825	4,207
PAETEC Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44	7,510	8,092

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,339	1,426
Qwest Corp., 7.250%, 10/15/35, Callable 10/15/15 @ 101.94	4,315	4,380
Sable International Finance Ltd., 7.750%, 02/15/17, Callable 02/15/14 @ 103.88(b)	2,975	3,124
Sprint Capital Corp., 6.875%, 11/15/28	11,095	10,235
Sprint Capital Corp., 8.750%, 03/15/32	8,280	8,808
Sprint Nextel Corp., 8.375%, 08/15/17(f)	3,500	3,898
ViaSat, Inc., 8.875%, 09/15/16, Callable 09/15/12 @ 106.66	5,915	6,336
Virgin Media Finance PLC, 9.125%, 08/15/16, Callable 08/15/11 @ 104.56	500	530
West Corp., 8.625%, 10/01/18, Callable 10/01/14 @ 104.31(b)(f)	2,690	2,831
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(b)(f)	15,866	19,198
Wind Acquisition Finance SA, 7.250%, 02/15/18, Callable 11/15/13 @ 105.44(b)	9,280	9,698
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(b)	4,960	5,704
Windstream Corp., 7.500%, 04/01/23, Callable 04/01/16 @ 103.75(b)	10,025	9,875
Windstream Corp., 7.750%, 10/15/20, Callable 10/15/15 @ 103.88	2,505	2,574
Windstream Corp., 8.125%, 09/01/18, Callable 09/01/14 @ 104.06	5,250	5,604

		239,665

Textiles (0.2%)
Mohawk Industries, Inc., 6.875%, 01/15/16	3,605	3,866

Transportation (2.4%)
Aircastle Ltd., 9.750%, 08/01/18, Callable 08/01/14 @ 104.88	3,200	3,544
AMGH Merger Sub, Inc., 9.250%, 11/01/18, Callable 11/01/14 @ 104.63(b)	1,970	2,115
CHC Helicopter SA, 9.250%, 10/15/20, Callable 04/15/15 @ 104.63(b)	17,875	18,411
Martin Midstream Partners LP, 8.875%, 04/01/18, Callable 04/01/14 @ 104.44	4,380	4,643
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US Inc., 8.625%, 11/01/17, Callable 11/01/13 @ 104.31(f)	1,035	1,071
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 8.125%, 02/15/19, Callable 02/15/15 @ 104.06(b)(f)	4,205	4,237
RailAmerica, Inc., 9.250%, 07/01/17, Callable 07/01/13 @ 104.63	4,382	4,848
Teekay Corp., 8.500%, 01/15/20	2,570	2,785

		41,654

Trucking & Leasing (0.9%)
Aviation Capital Group Corp., 6.750%, 04/06/21(b)(g)	16,720	16,720

Total Corporate Bonds (Cost $1,486,265)		1,607,973

Convertible Corporate Bond (0.0%)
Diversified Financial Services (0.0%)
Jefferies Group, Inc., 3.875%, 11/01/29, Callable 11/01/17 @ 100	575	597

Total Convertible Corporate Bond (Cost $575)		597

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Seix High Yield Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Preferred Stocks (0.2%)
Diversified Financial Services (0.2%)
Citigroup Capital XII, 8.500%, 03/30/40, Callable 03/30/15 @ 25(a)	163	4,293

Total Preferred Stocks (Cost $4,076)		4,293

Units (0.0%)
Commercial Services (0.0%)
Alion Science Technology Corp.*(k)(l)	1,395	—

Total Units (Cost $93)		—

Short-Term Investment (4.7%)
RidgeWorth Funds Securities Lending Joint Account(m)	83,049,600	83,050

Total Short-Term Investment (Cost $83,050)		83,050

Money Market Fund (5.9%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(n)	103,045,845	103,046

Total Money Market Fund (Cost $103,046)		103,046

Total Investments (Cost $1,689,450)(o) — 102.7%		1,810,836
Liabilities in excess of other assets — (2.7)%		(47,605)

Net Assets — 100.0%		$1,763,231

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 39.2% of net assets as of March 31, 2011.

(c)	Security in default.

(d)	Issuer has filed for bankruptcy.

(e)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(f)	The security or a partial position of the security was on loan as of March 31, 2011. The total value of securities on loan as of March 31, 2011, in thousands, was $79,398.

(g)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(h)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(i)	Perpetual maturity.

(j)	Step bond. The rate shown is the rate in effect as of March 31, 2011.

(k)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(l)	Valued at fair value using procedures approved by the Board. Fair valued securities held by the Fund represent, on a rounded basis, 0.0% of net assets as of March 31, 2011.

(m)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2011 (See Notes to Financial Statements).

(n)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(o)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

MTN	— Medium Term Note

PIK	— Payment in-kind

ULC	— Unlimited Liability Company

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Short-Term Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (7.2%)
Automobiles (3.5%)
BMW Vehicle Lease Trust, Ser 2009-1, Cl A3, 2.910%, 03/15/12	1,534	1,541
Ford Credit Auto Owner Trust, Ser 2009-D, Cl A3, 2.170%, 10/15/13	1,206	1,219
Ford Credit Auto Owner Trust, Ser 2009-E, Cl A2, 0.800%, 03/15/12	540	540
Honda Auto Receivables Owner Trust, Ser 2009-3, Cl A3, 2.310%, 05/15/13	2,834	2,861
Honda Auto Receivables Owner Trust, Ser 2010-2, Cl A3, 1.340%, 03/18/14	2,170	2,185
Nissan Auto Lease Trust, Ser 2009-B, Cl A3, 2.070%, 01/15/15	2,233	2,243
World Omni Auto Receivables Trust, Ser 2011-A, Cl A3, 1.110%, 05/15/15	1,875	1,873

		12,462

Credit Card (3.7%)
American Express Credit Account Master Trust, Ser 2007-7, Cl A, 0.295%, 02/17/15(a)	3,560	3,556
Chase Issuance Trust, Ser 2005-A2, Cl A2, 0.325%, 12/15/14(a)	5,825	5,820
Discover Card Master Trust, Ser 2008-A4, Cl A4, 5.650%, 12/15/15	3,375	3,693

		13,069

Total Asset-Backed Securities (Cost $25,469)		25,531

Collateralized Mortgage Obligations (20.9%)
Banc of America Commercial Mortgage, Inc., Ser 2004-1, Cl A4, 4.760%, 11/10/39	1,495	1,577
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A4, 4.502%, 07/10/42	824	830
Banc of America Commercial Mortgage, Inc., Ser 2005-2, Cl AM, 4.913%, 07/10/43(a)	2,105	2,213
Citicorp Mortgage Securities, Inc., Ser 2005-5, Cl 2A3, 5.000%, 08/25/20	1,163	1,185
Citigroup Commercial Mortgage Trust, Ser 2004-C1, Cl A3, 5.251%, 04/15/40(a)	2,932	3,038
Commercial Mortgage Asset Trust, Ser 1999-C1, Cl A4, 6.975%, 01/17/32(a)	4,625	4,843
Commercial Mortgage Pass-Through Certificates, Ser 2001-J2A, Cl A2, 6.096%, 07/16/34(b)	3,337	3,334
CS First Boston Mortgage Securities Corp., Ser 2004-1, Cl 4A1, 5.000%, 02/25/19	2,617	2,653
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.302%, 07/15/36	301	301
CS First Boston Mortgage Securities Corp., Ser 2004-C5, Cl A3, 4.499%, 11/15/37	3,100	3,133
CS First Boston Mortgage Securities Corp., Ser 2005-C5, Cl AM, 5.100%, 08/15/38(a)	2,095	2,190
FDIC Structured Sale Guaranteed Notes, Ser 2010-L2A, Cl A, 3.000%, 09/30/19(b)	2,504	2,528
Federal Home Loan Mortgage Corporation, Ser 2882, Cl UJ, 4.500%, 08/15/19	36	37
Federal National Mortgage Association, Ser 2009-37, Cl HA, 4.000%, 04/25/19	2,781	2,918
First Horizon Mortgage Pass-Through Trust, Ser 2004-AR4, Cl 2A1, 2.915%, 08/25/34(a)	1,432	1,320
GE Capital Commercial Mortgage Corp., Ser 2004-C2, Cl A3, 4.641%, 03/10/40	1,570	1,617
GMAC Commercial Mortgage Securities, Inc., Ser 2003-C2, Cl A2, 5.471%, 05/10/40(a)	5,555	5,936
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	2,677	2,679
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A2, 4.625%, 03/15/46	1,972	1,997
LB Commercial Conduit Mortgage Trust, Ser 1998-C1, Cl D, 6.980%, 02/18/30	1,224	1,224

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

LB-UBS Commercial Mortgage Trust, Ser 2004-C4, Cl A4, 5.388%, 06/15/29(a)	4,575	4,902
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	740	741
MASTR Alternative Loans Trust, Ser 2004-5, Cl 4A1, 5.500%, 07/25/19	2,607	2,645
Merrill Lynch Mortgage Trust, Ser 2004-BPC1, Cl A3, 4.467%, 10/12/41(a)	2,550	2,577
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl AM, 5.107%, 07/12/38	1,585	1,645
NCUA Guaranteed Notes, Ser 2010-C1, Cl A1, 1.600%, 10/29/20	1,277	1,245
Provident Funding Mortgage Loan Trust, Ser 2004-1, Cl 1A1, 2.722%, 04/25/34(a)	845	830
Residential Funding Mortgage Securities I, Ser 2004-S3, Cl A1, 4.750%, 03/25/19	1,316	1,353
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C16, Cl A2, 4.380%, 10/15/41	3,942	3,970
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22, Cl A4, 5.270%, 12/15/44(a)	3,800	4,087
Washington Mutual Mortgage Pass-Through Certificates, Ser 2003-S12, Cl 2A, 4.750%, 11/25/18	1,077	1,110
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Cl A12, 5.000%, 11/25/36	280	281
Wells Fargo Mortgage Backed Securities Trust, Ser 2007-16, Cl 1A1, 6.000%, 12/28/37	3,393	3,551

Total Collateralized Mortgage Obligations (Cost $74,310)		74,490

Corporate Bonds (45.9%)
Auto Manufacturers (0.5%)
Daimler Finance North America LLC, 1.950%, 03/28/14(b)	1,810	1,804

Auto Parts & Equipment (0.3%)
Hyundai Motor Manufacturing, 4.500%, 04/15/15(b)	885	907

Banks (17.4%)
Bank of America Corp., 3.625%, 03/17/16, MTN	860	848
Bank of America Corp., Ser L, 3.125%, 06/15/12	3,235	3,336
Bank of Montreal, 2.125%, 06/28/13	2,425	2,467
Bank of Nova Scotia, 2.250%, 01/22/13	2,155	2,200
Bank of Nova Scotia, 2.375%, 12/17/13	1,625	1,658
Barclays Bank PLC, 2.500%, 01/23/13	4,095	4,167
Barclays Bank PLC, 5.200%, 07/10/14	855	924
BB&T Corp., 5.700%, 04/30/14, MTN	3,765	4,157
Capital One Financial Corp., 5.700%, 09/15/11, MTN	2,290	2,341
Commonwealth Bank of Australia, 3.500%, 03/19/15(b)	1,035	1,060
Credit Suisse New York, 5.500%, 05/01/14	3,250	3,562
European Investment Bank, 1.875%, 06/17/13	2,145	2,181
Fifth Third Bancorp, 3.625%, 01/25/16	745	744
Goldman Sachs Group, Inc. (The), 1.625%, 07/15/11	2,905	2,917
Goldman Sachs Group, Inc. (The), 3.700%, 08/01/15	1,735	1,748
KfW, 1.250%, 06/15/12	4,205	4,236
Morgan Stanley, 4.200%, 11/20/14	3,780	3,902
National City Bank, 6.200%, 12/15/11	5,347	5,549
PNC Funding Corp., 5.400%, 06/10/14	990	1,083
Societe Generale, 2.200%, 09/14/13(b)	4,080	4,077
Wells Fargo & Co., 3.625%, 04/15/15	2,245	2,314
Westpac Banking Corp., 2.250%, 11/19/12	1,455	1,480
Westpac Banking Corp., 4.200%, 02/27/15	4,790	5,012

		61,963

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Beverages (0.9%)
Anheuser-Busch InBev Worldwide, Inc., 3.625%, 04/15/15	1,870	1,935
Dr Pepper Snapple Group, Inc., 2.350%, 12/21/12	1,300	1,325

		3,260

Chemicals (0.5%)
Dow Chemical Co. (The), 4.850%, 08/15/12	1,540	1,613

Diversified Financial Services (11.3%)
American Express Credit Corp., Ser C, 5.875%, 05/02/13, MTN	2,000	2,159
American Honda Finance Corp., 4.625%, 04/02/13(b), MTN	2,000	2,116
BlackRock, Inc., 2.250%, 12/10/12	2,685	2,736
Caterpillar Financial Services Corp., 5.750%, 02/15/12, MTN	2,800	2,929
Caterpillar Financial Services Corp., 6.125%, 02/17/14, MTN	2,325	2,619
Citigroup, Inc., 5.500%, 04/11/13	1,515	1,621
General Electric Capital Corp., 2.100%, 01/07/14	3,035	3,037
General Electric Capital Corp., 4.875%, 03/04/15, MTN	3,855	4,156
Goldman Sachs Group, Inc. (The), 5.150%, 01/15/14	1,730	1,857
JPMorgan Chase & Co., 2.200%, 06/15/12	4,380	4,478
JPMorgan Chase & Co., 5.750%, 01/02/13	6,375	6,815
Merrill Lynch & Co., Inc., 6.150%, 04/25/13, MTN	1,825	1,966
NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	725	720
TD AMERITRADE Holding Corp., 4.150%, 12/01/14	995	1,036
Woodside Finance Ltd., 4.500%, 11/10/14(b)	1,800	1,906

		40,151

Electric (1.0%)
Dominion Resources, Inc., Ser B, 6.250%, 06/30/12	1,385	1,470
Duke Energy Corp., 6.300%, 02/01/14	1,765	1,967

		3,437

Electronics (0.3%)
Thermo Fisher Scientific, Inc., 2.150%, 12/28/12	300	305
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	705	717

		1,022

Food (0.7%)
Kellogg Co., Ser B, 6.600%, 04/01/11	2,370	2,370
Kraft Foods, Inc., 5.625%, 11/01/11	131	135

		2,505

Insurance (2.2%)
MetLife Global Funding I, 2.500%, 09/29/15(b)	2,735	2,664
MetLife, Inc., 2.375%, 02/06/14	1,535	1,537
New York Life Global Funding, 4.650%, 05/09/13(b)	1,530	1,629
Prudential Financial, Inc., 5.150%, 01/15/13, MTN	2,000	2,114

		7,944

Iron/Steel (0.2%)
ArcelorMittal, 3.750%, 03/01/16	740	739

Media (1.9%)
Comcast Corp., 5.300%, 01/15/14	1,915	2,085
DIRECTV Holdings LLC, 7.625%, 05/15/16, Callable 05/15/12 @ 103.81	1,940	2,139
Time Warner Cable, Inc., 5.400%, 07/02/12	1,870	1,966
Time Warner, Inc., 3.150%, 07/15/15	615	623

		6,813

Mining (0.6%)
Rio Tinto Finance USA Ltd., 8.950%, 05/01/14	1,755	2,111

Miscellaneous Manufacturer (0.3%)
Ingersoll-Rand Global Holding Co. Ltd., 6.000%, 08/15/13	985	1,085

Oil & Gas (1.1%)
Devon Financing Corp., ULC, 6.875%, 09/30/11	1,265	1,304
Total Capital SA, 3.000%, 06/24/15	2,420	2,470

		3,774

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pharmaceuticals (1.0%)
Express Scripts, Inc., 6.250%, 06/15/14	1,684	1,871
McKesson Corp., 5.250%, 03/01/13	850	910
McKesson Corp., 6.500%, 02/15/14	850	953

		3,734

Pipelines (2.2%)
Energy Transfer Partners LP, 5.650%, 08/01/12	1,400	1,471
Enterprise Products Operating LLC, Ser G, 5.600%, 10/15/14	710	784
Enterprise Products Operating LLC, Ser M, 5.650%, 04/01/13	1,250	1,348
Kinder Morgan Energy Partners LP, 7.125%, 03/15/12	1,640	1,733
Plains All American Pipeline LP, 4.250%, 09/01/12	1,945	2,019
Williams Partners LP, 3.800%, 02/15/15	490	507

		7,862

Telecommunication Services (3.0%)
New Cingular Wireless Services, Inc., 8.125%, 05/01/12	4,185	4,504
Telefonica Emisiones S.A.U., 2.582%, 04/26/13	1,210	1,221
Telefonica Emisiones S.A.U., 5.855%, 02/04/13	1,880	2,004
Verizon Communications, Inc., 1.950%, 03/28/14	2,080	2,082
Verizon Communications, Inc., 3.000%, 04/01/16	845	841

		10,652

Toys/Games/Hobbies (0.5%)
Mattel, Inc., 5.625%, 03/15/13	1,550	1,658

Total Corporate Bonds (Cost $160,052)		163,034

Municipal Bond (1.4%)
New Jersey (1.4%)
New Jersey Economic Development Authority, RB, BAB, 1.310%, 06/15/13(a)	4,930	4,931

Total Municipal Bonds (Cost $4,930)		4,931

U.S. Government Agencies (1.7%)
Federal National Mortgage Association (1.7%)
1.000%, 01/28/13	3,745	3,750
3.000%, 09/29/14	2,250	2,278

		6,028

Total U.S. Government Agencies (Cost $6,028)		6,028

U.S. Government Agency Mortgages (12.7%)
Federal Home Loan Mortgage Corporation (1.5%)
Pool #847276, 2.670%, 04/01/34(a)	602	632
Pool #1B7142, 6.101%, 09/01/36(a)	1,245	1,310
Pool #1G1676, 5.494%, 04/01/37(a)	3,104	3,315

		5,257

Federal National Mortgage Association (11.2%)
Pool #55162, 4.826%, 01/01/13	1,211	1,265
Pool #555290, 4.927%, 02/01/13	2,522	2,624
Pool #873294, 5.100%, 02/01/13	7,115	7,526
Pool #735065, 4.485%, 08/01/13	2,420	2,547
Pool #555910, 4.919%, 10/01/13	2,552	2,694
Pool #958368, 4.710%, 03/01/14	5,344	5,697
Pool #725877, 5.388%, 09/01/14	3,737	4,027
Pool #466534, 2.040%, 11/01/15	3,605	3,490
Pool #466598, 2.180%, 11/01/15	1,670	1,628
Pool #745889, 5.970%, 08/01/16	4,822	5,294
Pool #555844, 2.467%, 10/01/33(a)	393	413
Pool #822302, 2.642%, 05/01/35(a)	2,602	2,730

		39,935

Total U.S. Government Agency Mortgages (Cost $44,365)		45,192

Money Market Fund (2.9%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(c)	10,172,999	10,173

Total Money Market Fund (Cost $10,173)		10,173

Commercial Paper (5.4%)
Bank of Nova Scotia, 0.160%, 04/01/11	1,000	1,000
BMW U.S. Capital LLC, 0.330%, 04/18/11	4,000	3,999
Kraft Foods, Inc., 0.380%, 05/10/11	1,500	1,499
Southern Co., 0.240%, 04/19/11	1,500	1,500
Straight A’s, 0.200%, 04/25/11	3,000	2,999
UnitedHealth Group Inc., 0.330%, 04/01/11	1,500	1,500
Verizon Communications, Inc., 0.340%, 04/12/11	3,623	3,623

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Short-Term Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Commercial Paper—continued

Virginia Electric & Power Co., 0.330%, 04/14/11	3,100	3,100

Total Commercial Paper (Cost $19,220)		19,220

Total Investments (Cost $344,547)(d) — 98.1%		348,599
Other assets in excess of liabilities — 1.9%		6,890

Net Assets — 100.0%		$355,489

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 6.2% of net assets as of March 31, 2011.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

BAB	— Build America Bonds

MTN	— Medium Term Note

RB	— Revenue Bond

ULC	— Unlimited Liability Company

At March 31, 2011, the Fund’s open futures contracts were as follows:

Open Futures Contracts

		Notional	Expiration		Unrealized
Description	Position	Amount($)	Month	Contracts	Appreciation($)

U.S. Treasury 5 Year Note	Short	(10,517)	June 2011	90	6

The notional amount of futures contracts held at period end March 31, 2011 represents the only activity for the year.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Short-Term U.S. Treasury Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (97.5%)
U.S. Treasury Notes (97.5%)
0.875%, 04/30/11	1,000	1,001
1.750%, 11/15/11	5,450	5,502
4.625%, 02/29/12	4,500	4,677
1.000%, 04/30/12	1,975	1,989
1.750%, 08/15/12	3,000	3,052
4.125%, 08/31/12	2,000	2,102
1.375%, 01/15/13	3,450	3,491
3.125%, 04/30/13	3,000	3,144
1.125%, 06/15/13	2,500	2,512
2.000%, 11/30/13	2,425	2,481
1.875%, 04/30/14	1,275	1,297
2.375%, 02/28/15	1,000	1,024
2.500%, 04/30/15	1,500	1,541
1.750%, 07/31/15	1,430	1,419

		35,232

Total U.S. Treasury Obligations (Cost $34,811)		35,232

Money Market Fund (2.1%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	748,116	748

Total Money Market Fund (Cost $748)		748

Total Investments (Cost $35,559)(b) — 99.6%		35,980
Other assets in excess of liabilities — 0.4%		156

Net Assets — 100.0%		$36,136

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (1.3%)
Home Equity (0.7%)
HSBC Home Equity Loan Trust, Ser 2005-1, Cl M, 0.743%, 01/20/34(a)	1,525	1,370
HSBC Home Equity Loan Trust, Ser 2006-2, Cl A1, 0.363%, 03/20/36(a)	4,044	3,804

		5,174

Manufactured Housing (0.6%)
Newcastle Investment Trust, Ser 2010-MH1, Cl M1, 6.000%, 07/10/35(b)	4,160	3,974

Total Asset-Backed Securities (Cost $9,308)		9,148

Collateralized Mortgage Obligations (13.6%)
Americold LLC Trust, Ser 2010-ARTA, Cl A2FX, 4.954%, 01/14/29(b)	2,662	2,707
Americold LLC Trust, Ser 2010-ARTA, Cl B, 6.031%, 01/14/29(b)	2,260	2,407
Asset Securitization Corp., Ser 1997-D5, Cl A4, 7.182%, 02/14/43(a)	4,532	4,838
Banc of America Commercial Mortgage, Inc., Ser 2005-3, Cl A3B, 5.090%, 07/10/43(a)	3,902	4,039
Banc of America Commercial Mortgage, Inc., Ser 2005-6, Cl AM, 5.368%, 09/10/47(a)	3,204	3,344
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Cl A4A, 4.871%, 09/11/42	3,865	4,094
CS First Boston Mortgage Securities Corp., Ser 2005-C5, Cl A3, 5.100%, 08/15/38(a)	4,070	4,230
Federal Home Loan Mortgage Corporation, Ser 2708, Cl ZD, 5.500%, 11/15/33	808	863
Federal Home Loan Mortgage Corporation, Ser 2825, Cl PZ, 5.500%, 07/15/34	2,063	2,175
Federal Home Loan Mortgage Corporation, Ser 3768, Cl CB, 3.500%, 12/15/25	2,023	1,830
Federal Home Loan Mortgage Corporation, Ser 3774, Cl EW, 3.500%, 12/15/25	2,244	2,052
Federal Home Loan Mortgage Corporation, Ser 3800, Cl BE, 3.500%, 02/15/26	2,659	2,422
Federal Home Loan Mortgage Corporation, Ser 3800, Cl CB, 3.500%, 02/15/26	2,382	2,172
Federal Home Loan Mortgage Corporation, Ser 3806, Cl L, 3.500%, 02/15/26	6,609	5,970
Federal Home Loan Mortgage Corporation, Ser 3816, Cl GL, 3.000%, 02/15/26	2,865	2,546
Federal Home Loan Mortgage Corporation, Ser 3829, Cl BE, 3.500%, 03/15/26	3,173	2,874
Federal Home Loan Mortgage Corporation, Ser R008, Cl ZA, 6.000%, 07/15/36	1,592	1,755
Federal National Mortgage Association, Ser 2010-144, Cl YB, 3.000%, 12/25/25	4,464	3,969
Government National Mortgage Association, Ser 2003-85, Cl ZK, 5.500%, 10/20/33	2,238	2,414
Government National Mortgage Association, Ser 2008-20, Cl PZ, 6.000%, 03/20/38	1,711	1,911
Government National Mortgage Association, Ser 2011-17, Cl B, 4.000%, 02/16/26	900	872
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP9, Cl A3, 5.336%, 05/15/47	2,632	2,756
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.610%, 11/15/30(a)	2,664	2,782
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl AM, 5.263%, 11/15/40(a)	2,563	2,654
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4, 5.156%, 02/15/31	4,221	4,513
Morgan Stanley Reremic Trust, Ser 2009-GG10, Cl A4A, 6.002%, 08/12/45(a)(b)	5,859	6,330
OBP Depositor LLC Trust, Ser 2010-OBP, Cl A, 4.646%, 07/15/45(b)	3,665	3,721
RBSCF Trust, Ser 2010-RR3, Cl MS4A, 4.970%, 04/16/40(a)(b)	5,030	5,281

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl AMFX, 5.179%, 07/15/42(a)	4,590	4,829
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl AM, 5.377%, 10/15/44(a)	3,142	3,359

Total Collateralized Mortgage Obligations (Cost $93,006)		95,709

Bank Loans (6.5%)
Aerospace/Defense (0.1%)
AM General LLC, 3.246%, 09/28/12(a)(b)	10	10
AM General LLC, 3.261%, 09/30/13(a)(b)	189	177
DAE Aviation Holdings, Inc., 5.310%, 07/31/14(a)(b)	112	112
DAE Aviation Holdings, Inc., 5.310%, 07/31/14(a)(b)	117	117
Delos Aircraft, Inc., 7.000%, 03/17/16(a)(b)	315	319
Sequa Corp., 3.560%, 12/03/14(a)(b)	215	211

		946

Auto Manufacturers (0.1%)
Ford Motor Co., 3.010%, 12/16/13(a)(b)	640	639
HHI Holdings LLC, 7.750%, 03/21/17(a)(b)	135	135
Tenneco, Inc., 4.807%, 06/03/16(a)(b)	124	124

		898

Auto Parts & Equipment (0.1%)
Allison Transmission, Inc., 3.010%, 08/07/14(a)(b)	158	156
Pinafore LLC, 4.250%, 09/29/16(a)(b)	463	464

		620

Banks (0.0%)
CIT Group, Inc., 6.250%, 08/11/15(a)(b)	315	320

Building Materials (0.1%)
Armstrong World Industries, Inc., 4.000%, 03/09/18(a)(b)	250	251
Building Materials Corp. of America, 3.000%, 02/24/14(a)(b)	105	105
Goodman Global Holdings, Inc., 5.750%, 10/28/16(a)(b)	144	145

		501

Chemicals (0.3%)
Chemtura Corp., 5.500%, 08/27/16(a)(b)	105	106
Huntsman International LLC, 1.746%-1.804%, 04/21/14(a)(b)	114	112
Huntsman International LLC, 2.746%-2.804%, 04/19/17(a)(b)	311	308
INEOS U.S. Finance LLC, 7.501%, 12/16/13(a)(b)	101	104
INEOS U.S. Finance LLC, 8.001%, 12/16/14(a)(b)	107	111
MacDermid, Inc., 2.246%, 04/12/14(a)(b)	210	207
Nalco Co., 4.500%, 10/05/17(a)(b)	139	141
Nexeo Solutions LLC, 5.000%, 09/08/17(a)(b)	230	230
Styron S.A.R.L LLC, 6.000%, 08/02/17(a)(b)	244	246
Univar, Inc., 5.000%, 06/30/17(a)(b)	399	400

		1,965

Commercial Services (0.2%)
Booz Allen Hamilton, Inc., 4.000%, 08/03/17(a)(b)	45	45
Catalina Marketing Corp., 2.996%, 10/01/14(a)(b)	139	138
Cengage Learning Acquisitions, Inc., 2.500%, 07/03/14(a)(b)	466	446
Cenveo Corp., 6.250%, 12/14/16(a)(b)	200	201
CoreLogic, Inc., 4.750%, 04/12/16(a)(b)	208	209
Hertz Corp. (The), 3.750%, 03/09/18(a)(b)	90	90
JMC Steel Group, Inc., 4.750%, 04/03/17(a)(b)	50	50
Walter Industries, Inc., 3.000%, 04/02/18(a)(b)	435	438

		1,617

Computers (0.0%)
Network Solutions LLC, 2.500%, 03/07/14(a)(b)	62	61

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Consumer Discretionary (0.0%)
Collective Brands Finance, Inc., 3.004%, 08/18/14(a)(b)	87	86

Consumer Staples (0.1%)
Pierre Foods, Inc., 7.000%-7.500%, 09/30/16(a)(b)	164	165
Revlon Consumer Products Corp., 6.000%, 03/11/15(a)(b)(c)	208	209

		374

Diversified Financial Services (0.6%)
Affinion Group, Inc., 5.000%, 10/10/16(a)(b)	368	368
AGFS Funding Co., 7.250%, 04/21/15(a)(b)	815	816
American Capital Holdings, Inc., 7.500%, 12/31/13(a)(b)	123	123
BNY ConvergEx Group LLC, 5.250%, 12/16/16(a)(b)	56	56
BNY ConvergEx Group LLC, 5.250%, 12/19/16(a)(b)	134	134
CNO Financial Group, Inc., 7.500%, 09/30/16(a)(b)	173	174
Fifth Third Processing Solutions LLC, 5.500%, 11/03/16(a)(b)	209	210
First Data Corp., 3.002%, 09/24/14(a)(b)(c)	344	329
Interactive Data Corp., 4.750%, 02/12/18(a)(b)	215	215
International Lease Finance Corp., 6.750%, 03/17/15(a)(b)	200	201
Microsemi Corp., 4.000%, 11/02/17(a)(b)	209	211
Nielsen Finance LLC, 3.750%, 05/02/16(a)(b)	413	413
Nuveen Investments, Inc., 3.304%-3.307%, 11/13/14(a)(b)	108	104
Nuveen Investments, Inc., 5.804%, 05/12/17(a)(b)	127	127
SunGard Data Systems, Inc., 3.912%, 02/26/16(a)(b)	400	400

		3,881

Electric (0.3%)
Equipower Resources Holdings LLC, 5.750%, 01/26/18(a)(b)	80	80
GenOn Energy, Inc., 6.000%, 09/08/17(a)(b)	234	236
New Development Holdings, Inc., 4.500%, 04/02/18(a)(b)	320	321
NRG Energy, Inc., 2.057%, 02/01/13(a)(b)	306	304
NRG Energy, Inc., 2.057%, 02/01/13(a)(b)	294	293
Texas Competitive Electric Holdings Co. LLC, 3.746%-3.803%, 10/10/14(a)(b)	601	506

		1,740

Energy (0.1%)
Aquilex Holdings LLC, 6.000%, 04/01/16(a)(b)	186	185
KGen LLC, 0.153%, 02/08/14(a)(b)	104	103
KGen LLC, 2.000%, 02/10/14(a)(b)	115	115

		403

Entertainment (0.2%)
Carmike Cinemas, Inc., 5.500%, 01/27/16(a)(b)	52	52
Cinedigm Digital Funding I LLC, 5.250%, 04/29/16(a)(b)	249	247
IMG Worldwide, Inc., 7.250%, 06/15/15(a)(b)(d)	288	287
Live Nation Entertainment, Inc., 4.500%, 11/07/16(a)(b)	104	105
Regal Cinemas, Inc., 3.557%, 08/23/17(a)(b)	180	180
Universal City Development Partners Ltd., 5.500%, 11/06/14(a)(b)	358	359

		1,230

Food (0.3%)
Dean Foods Co., 3.750%, 04/02/17(a)(b)	358	355
Del Monte Foods Co., 4.500%, 03/08/18(a)(b)	315	316
DineEquity, Inc., 4.250%, 10/19/17(a)(b)	138	139
Dole Food Co., Inc., 5.000%-5.500%, 03/02/17(a)(b)	74	75
Dole Food Co., Inc., 5.500%, 03/02/17(a)(b)	30	30
Dunkin’ Brands, Inc., 4.250%-5.250%, 11/23/17(a)(b)	354	356
Green Mountain Coffee Roasters, Inc., 5.500%, 12/16/16(a)(b)	259	261

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Food—continued

Pinnacle Foods Holdings Corp., 2.761%, 04/02/14(a)(b)	220	219

		1,751

Forest Products & Paper (0.0%)
Georgia-Pacific Corp., 2.307%-2.310%, 12/21/12(a)(b)	301	300

Health Care (0.7%)
Ardent Medical Services, Inc., 6.500%, 09/15/15(a)(b)	303	303
Axcan Pharma, Inc., 5.500%, 02/10/17(a)(b)	224	224
Bausch & Lomb, Inc., 3.496%-3.557%, 04/24/15(a)(b)	209	208
Biomet, Inc., 3.246%-3.308%, 03/25/15(a)(b)	203	203
CareStream Health, Inc., 5.000%, 02/25/17(a)(b)	505	495
Community Health Systems, Inc., 2.561%, 07/25/14(a)(b)	289	286
Community Health Systems, Inc., 3.811%, 01/25/17(a)(b)	138	138
CRC Health Corp., 4.807%, 11/16/15(a)(b)	230	226
DaVita, Inc., 4.500%, 10/20/16(a)(b)	185	185
Gentiva Health Services, Inc., 4.750%, 08/15/16(a)(b)	138	139
Grifols, Inc., 4.250%, 11/23/16(a)(b)(c)	235	236
HCA, Inc., 1.557%, 11/19/12(a)(b)	830	825
Health Management Associates, Inc., 2.057%, 02/28/14(a)(b)	208	206
IASIS Healthcare LLC, 2.246%, 03/14/14(a)(b)	195	192
IASIS Healthcare LLC, 2.248%, 03/14/14(a)(b)	14	14
MedAssets, Inc., 5.250%-6.000%, 11/16/16(a)(b)	130	130
MultiPlan, Inc., 4.750%, 08/26/17(a)(b)	212	212
Mylan Laboratories, Inc., 3.563%, 10/02/14(a)(b)	36	36
Universal Health Services, Inc., 4.000%, 11/15/16(a)(b)	193	194
Vanguard Health Holding Co. II LLC, 5.000%, 01/29/16(a)(b)	214	214
Warner Chilcott Co., LLC, 4.250%, 03/14/18(a)(b)	98	99
Warner Chilcott Corp., 4.250%, 03/14/18(a)(b)	197	198
WC LUXO S.A.R.L., 4.250%, 03/14/18(a)(b)	135	136

		5,099

Industrials (0.0%)
Bucyrus International, Inc., 4.250%, 02/19/16(a)(b)	274	274

Information Technology (0.2%)
Aspect Software, Inc., 6.250%, 04/19/16(a)(b)	139	140
CDWC LLC, 4.500%, 07/14/17(a)(b)	184	184
Ceridian Corp., 3.248%, 11/10/14(a)(b)	120	116
Fidelity National Information Services, Inc., 5.250%, 07/18/16(a)(b)	154	155
Flextronics International Ltd., 2.511%, 10/01/12(a)(b)	412	409
Savvis Communications Corp., 6.750%, 08/04/16(a)(b)	428	430

		1,434

Insurance (0.0%)
Sedgwick CMS Holdings, Inc., 5.000%, 12/30/16(a)(b)	210	210

Leisure Time (0.0%)
Clubcorp Operations, Inc., 6.000%, 11/09/16(a)(b)	314	316

Lodging (0.2%)
Las Vegas Sands LLC, 2.750%, 11/23/16(a)(b)(c)	415	405
MGM Mirage, 0.500%-7.000%, 02/21/14(a)(b)	415	408
VML U.S. Finance LLC, 4.790%, 05/25/12(a)(b)	78	78
VML U.S. Finance LLC, 4.790%, 05/27/13(a)(b)	135	135

		1,026

Machinery Diversified (0.0%)
Manitowoc Co., Inc. (The), 5.313%, 11/06/13(a)(b)	110	111
Veyance Technologies, Inc., 2.750%, 07/31/14(a)(b)	15	14
Veyance Technologies, Inc., 2.750%, 07/31/14(a)(b)	104	96

		221

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media (0.6%)
Charter Communications Operating LLC, 2.250%, 03/06/14(a)(b)	515	513
Citadel Broadcasting Corp., 4.250%, 12/30/16(a)(b)	79	79
FoxCo Acquisition Sub LLC, 4.750%, 07/14/15(a)(b)	95	95
Getty Images, Inc., 5.250%, 11/07/16(a)(b)	109	110
Gray Television, Inc., 3.760%, 12/31/14(a)(b)	479	474
Insight Midwest LP, 2.010%-2.050%, 04/07/14(a)(b)	415	410
Mediacom Broadband LLC, 4.500%, 10/23/17(a)(b)	437	433
Springboard Finance LLC, 7.000%, 02/23/15(a)(b)	346	347
Syniverse Technologies, Inc., 5.250%, 12/21/17(a)(b)	224	225
Telesat Canada, 3.250%, 10/31/14(a)(b)	34	34
Telesat Canada, 3.250%, 10/31/14(a)(b)	398	396
Univision Communications, Inc., 4.496%, 03/31/17(a)(b)	417	406
Village Roadshow Ltd., 5.500%, 05/27/15(a)(b)(d)	620	622
Weather Channel Interactive, Inc. (The), 4.250%, 02/13/17(a)(b)	110	111

		4,255

Mining (0.1%)
Fairmount Minerals Ltd., 5.250%, 03/01/17(a)(b)	150	150
Novelis, Inc., 4.000%, 03/10/17(a)(b)	549	549

		699

Miscellaneous Manufacturer (0.0%)
Clarke American Corp., 2.746%-2.807%, 06/30/14(a)(b)	227	216

Oil & Gas (0.4%)
CITGO Petroleum Corp., 8.000%, 06/24/15(a)(b)	317	328
MEG Energy Corp., 4.000%, 03/16/18(a)(b)	755	760
Obsidian Natural Gas Trust, 7.000%, 11/02/15(a)(b)	1,023	1,036
TPF Generation Holdings LLC, 2.207%, 12/15/11(a)(b)(c)	27	27
TPF Generation Holdings LLC, 2.207%, 12/13/13(a)(b)(c)	87	86
TPF Generation Holdings LLC, 2.307%, 12/15/13(a)(b)(c)	186	184
Western Refining, Inc., 7.500%, 03/15/17(b)	395	397

		2,818

Packaging & Containers (0.1%)
Graphic Packaging Holding Co., 3.053%, 05/16/14(a)(b)	386	384
Reynolds Group Holdings, Inc., 4.250%, 02/09/18(a)(b)	400	402

		786

Real Estate (0.4%)
CB Richard Ellis Services, Inc., 1.625%, 03/05/18(a)(b)	505	503
CB Richard Ellis Services, Inc., 1.750%, 09/04/19(a)(b)	505	504
CB Richard Ellis Services, Inc., 3.508%-5.500%, 11/06/16(a)(b)	164	164
Istar Financial, Inc., 5.000%, 06/28/13(a)(b)	1,005	995
Istar Financial, Inc., 7.000%, 06/30/14(a)(b)	290	290

		2,456

Retail (0.6%)
Burlington Coat Factory Warehouse Corp., 6.250%, 02/18/17(a)(b)	175	173
Capital Automotive LP, 5.000%, 03/10/17(a)(b)	849	840
Dollar General Corp., 2.996%, 07/07/14(a)(b)	415	415
Gymboree Corp., 5.000%-5.750%, 02/23/18(a)(b)	190	189
J Crew Operating Corp., 4.750%, 03/07/18(a)(b)	225	224
Leslie’s Poolmart, Inc., 4.500%, 11/21/16(a)(b)	249	250
Michaels Stores, Inc., 4.813%-4.875%, 07/31/16(a)(b)	199	200
NBTY, Inc., 4.250%, 10/02/17(a)(b)	354	355
Neiman Marcus Group, Inc. (The), 2.310%, 04/05/13(a)(b)	207	206
PETCO Animal Supplies, Inc., 4.500%, 11/24/17(a)(b)	396	397
Pilot Travel Centers LLC, 4.250%, 03/30/18(a)(b)	400	401

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Retail—continued

Sports Authority, Inc., 7.500%, 10/26/17(a)(b)	214	212
SUPERVALU, Inc., 1.621%, 06/01/12(a)(b)	218	216

		4,078

Semiconductors (0.0%)
Freescale Semiconductor, Inc., 4.511%, 12/01/16(a)(b)	233	232

Telecommunication Services (0.6%)
Airvana, Inc., 8.000%, 08/27/14(a)(b)(c)	225	225
Asurion Corp., 3.258%, 07/03/14(a)(b)	208	206
Atlantic Broadband Finance LLC, 4.000%, 03/08/16(a)(b)	136	136
Avaya, Inc., 3.061%, 10/24/14(a)(b)	168	163
Avaya, Inc., 4.811%, 10/26/17(a)(b)(c)	338	330
BBHI Acquisition LLC, 4.500%, 12/14/17(a)(b)	209	210
Bragg Communications, Inc., 2.811%, 08/31/14(a)(b)	209	206
Cequel Communications LLC, 2.260%, 11/05/13(a)(b)	109	109
Consolidated Communications, Inc., 2.750%, 12/31/14(a)(b)	110	108
Integra Telecom, Inc., 9.250%, 04/15/15(a)(b)	303	304
Intelsat Jackson Holdings SA, 5.250%, 04/02/18(a)(b)	875	880
Level 3 Communications, Inc., 2.553%, 03/13/14(a)(b)	220	213
MetroPCS Wireless, Inc., 4.071%, 11/04/13(a)(b)	427	426
Telcordia Technologies, Inc., 6.750%, 04/09/16(a)(b)	402	401
UPC Financing Partnership, 3.761%, 12/30/16(a)(b)	102	102
Vonage Holdings Corp., 9.750%-10.250%, 12/08/15(a)(b)	157	157
West Corp., 2.678%-2.832%, 10/24/13(a)(b)	158	158

		4,334

Telecommunications (0.0%)
CommScope, Inc., 5.000%, 01/14/18(a)(b)	100	101

Transportation (0.1%)
Ozburn-Hessey Holding Company LLC, 7.500%, 04/08/16(a)(b)	417	420

Total Bank Loans (Cost $44,937)		45,668

Corporate Bonds (27.0%)
Aerospace/Defense (0.6%)
Boeing Co. (The), 5.125%, 02/15/13	1,339	1,437
United Technologies Corp., 6.125%, 02/01/19	2,450	2,858

		4,295

Airlines (0.1%)
American Airlines, Inc., Pass Through Trust, Ser 2011-1, Cl A, 5.250%, 01/31/21	650	631
Continental Airlines, Inc., Pass Through Trust, Ser 2010-1, Cl A, 4.750%, 01/12/21	76	74

		705

Auto Manufacturers (0.2%)
PACCAR, Inc., 6.375%, 02/15/12	1,267	1,326

Banks (2.5%)
Bank of Nova Scotia, 2.375%, 12/17/13	1,219	1,244
Bank of Nova Scotia, 3.400%, 01/22/15	1,369	1,416
Credit Suisse (USA), Inc., 5.300%, 08/13/19	1,888	1,985
Goldman Sachs Group, Inc. (The), 6.250%, 02/01/41	1,223	1,218
HSBC Bank PLC, 3.500%, 06/28/15(b)	1,402	1,420
JPMorgan Chase & Co., 4.400%, 07/22/20	2,001	1,934
JPMorgan Chase & Co., 6.300%, 04/23/19	2,768	3,064
Morgan Stanley, 7.300%, 05/13/19	1,676	1,885
Morgan Stanley, Ser F, 6.625%, 04/01/18	1,604	1,763
Northern Trust Corp., 5.200%, 11/09/12	1,783	1,907

		17,836

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Beverages (0.6%)
Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/12	1,896	1,950
Diageo Capital PLC, 5.200%, 01/30/13	898	963
SABMiller PLC, 6.200%, 07/01/11(b)	1,636	1,657

		4,570

Biotechnology (0.1%)
Life Technologies Corp., 5.000%, 01/15/21, Callable 10/15/20 @ 100	477	477

Chemicals (1.2%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	864	900
E.I. du Pont de Nemours & Co., 4.250%, 04/01/21	905	896
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	1,288	1,390
Praxair, Inc., 1.750%, 11/15/12	3,223	3,263
Praxair, Inc., 4.625%, 03/30/15	1,757	1,902

		8,351

Computers (0.6%)
Hewlett-Packard Co., 4.500%, 03/01/13	694	739
IBM Corp., 7.625%, 10/15/18	2,857	3,576

		4,315

Diversified Financial Services (2.7%)
CME Group, Inc., 5.400%, 08/01/13	1,340	1,459
CME Group, Inc., 5.750%, 02/15/14	1,179	1,305
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	1,317	1,356
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	1,066	1,160
ERAC USA Finance LLC, 5.800%, 10/15/12(b)	1,428	1,518
Jefferies Group, Inc., 8.500%, 07/15/19	1,714	2,022
Lazard Group LLC, 7.125%, 05/15/15	1,940	2,131
MassMutual Global Funding LLC, 2.300%, 09/28/15(b)	1,174	1,136
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	1,402	1,373
TIAA Global Markets, Inc., 5.125%, 10/10/12(b)	1,572	1,665
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	940	956
Woodside Finance Ltd., 8.750%, 03/01/19(b)	2,305	2,871

		18,952

Electric (1.9%)
Alabama Power Co., 5.800%, 11/15/13	1,115	1,236
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	449	538
E.ON International Finance BV, 5.800%, 04/30/18(b)	2,959	3,291
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,297	1,437
Georgia Power Co., 6.000%, 11/01/13	767	852
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,149	1,219
Pacific Gas & Electric Co., 3.500%, 10/01/20	354	328
Pacific Gas & Electric Co., 6.050%, 03/01/34	1,326	1,382
Public Service Co. of Colorado, Ser 17, 6.250%, 09/01/37	730	820
Southern California Edison Co., 5.750%, 03/15/14	1,180	1,311
Wisconsin Power & Light Co., 6.375%, 08/15/37	700	799

		13,213

Food (0.7%)
Kellogg Co., 4.250%, 03/06/13	1,045	1,102
Kraft Foods, Inc., 6.500%, 02/09/40	1,023	1,093
Kroger Co. (The), 7.500%, 01/15/14	739	841
Tesco PLC, 5.500%, 11/15/17(b)	1,848	2,049

		5,085

Healthcare — Products (0.3%)
Becton Dickinson and Co., 3.250%, 11/12/20	555	518
Covidien International Finance SA, 6.000%, 10/15/17	1,406	1,602

		2,120

Healthcare — Services (0.3%)
Roche Holdings, Inc., 7.000%, 03/01/39(b)	2,019	2,458

Household Products/Wares (0.1%)
Kimberly-Clark Corp., 3.625%, 08/01/20	764	750

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Insurance (1.4%)
Berkshire Hathaway, Inc., 3.200%, 02/11/15	2,468	2,540
Berkshire Hathaway, Inc., 4.600%, 05/15/13	1,570	1,677
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	2,410	2,387
OneBeacon U.S. Holdings, Inc., 5.875%, 05/15/13	1,968	2,116
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(b)	1,028	1,159

		9,879

Media (1.1%)
Comcast Corp., 6.450%, 03/15/37	730	748
NBC Universal, Inc., 5.950%, 04/01/41(b)	1,234	1,182
Thomson Reuters Corp., 5.950%, 07/15/13	320	352
Time Warner Cable, Inc., 5.850%, 05/01/17	3,052	3,338
Time Warner Cable, Inc., 8.250%, 02/14/14	1,190	1,384
Time Warner, Inc., 6.200%, 03/15/40	439	435

		7,439

Mining (0.7%)
Barrick Gold Corp., 6.950%, 04/01/19	494	591
Barrick International Barbados Corp., 6.350%, 10/15/36(b)	975	1,028
Barrick PD Australia Finance Property Ltd., 5.950%, 10/15/39	1,096	1,130
Newmont Mining Corp., 6.250%, 10/01/39	1,974	2,093

		4,842

Miscellaneous Manufacturer (1.1%)
General Electric Co., 5.000%, 02/01/13	3,307	3,523
General Electric Co., 5.250%, 12/06/17	894	974
Illinois Tool Works, Inc., 6.250%, 04/01/19	1,865	2,156
Siemens Financieringsmat, 6.125%, 08/17/26(b)	982	1,107

		7,760

Office/Business Equip (0.3%)
Xerox Corp., 5.500%, 05/15/12	915	957
Xerox Corp., 6.350%, 05/15/18	1,280	1,448

		2,405

Oil & Gas (1.0%)
Ensco PLC, 4.700%, 03/15/21	1,509	1,498
Pride International, Inc., 6.875%, 08/15/20	585	663
Shell International Finance BV, 6.375%, 12/15/38	3,265	3,690
Total Capital SA, 3.000%, 06/24/15	938	957

		6,808

Oil & Gas Services (0.5%)
Baker Hughes, Inc., 5.125%, 09/15/40	1,199	1,137
Weatherford International Ltd., 6.500%, 08/01/36	927	927
Weatherford International Ltd., 9.625%, 03/01/19	978	1,246

		3,310

Pharmaceuticals (1.7%)
Abbott Laboratories, 5.600%, 11/30/17	2,376	2,687
Express Scripts, Inc., 5.250%, 06/15/12	1,728	1,811
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	1,548	1,740
Merck & Co., Inc., 6.550%, 09/15/37	1,058	1,250
Novartis Securities Investment Ltd., 5.125%, 02/10/19	836	905
Sanofi-Aventis SA, 4.000%, 03/29/21	2,123	2,088
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/36	596	650
Teva Pharmaceutical Finance II BV/III LLC, 3.000%, 06/15/15	1,003	1,013

		12,144

Pipelines (1.6%)
El Paso Natural Gas Co., 5.950%, 04/15/17	527	580
Energy Transfer Partners LP, 7.500%, 07/01/38	898	1,039
Energy Transfer Partners LP, 9.000%, 04/15/19	1,511	1,909
Enterprise Products Operating LLC, 5.250%, 01/31/20	2,358	2,447

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines—continued

Enterprise Products Operating LLC, Ser J, 5.750%, 03/01/35	883	846
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,028	1,120
Southern Natural Gas Co., 5.900%, 04/01/17(b)	369	411
TransCanada PipeLines Ltd., 6.100%, 06/01/40	1,162	1,219
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	365	411
Williams Partners LP, 4.125%, 11/15/20, Callable 08/15/20 @ 100	1,585	1,509

		11,491

Real Estate Investment Trusts (1.0%)
BioMed Realty LP, 3.850%, 04/15/16	978	968
Digital Realty Trust LP, 4.500%, 07/15/15	2,779	2,854
Digital Realty Trust LP, 5.875%, 02/01/20	600	626
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	2,448	2,698

		7,146

Retail (1.3%)
Family Dollar Stores, Inc., 5.000%, 02/01/21	730	717
Wal-Mart Stores, Inc., 5.250%, 09/01/35	398	389
Wal-Mart Stores, Inc., 6.500%, 08/15/37	4,261	4,850
Walgreen Co., 4.875%, 08/01/13	969	1,050
Wesfarmers Ltd., 6.998%, 04/10/13(b)	1,821	2,007

		9,013

Semiconductors (0.1%)
Analog Devices Inc., 3.000%, 04/15/16	394	392

Software (0.3%)
Oracle Corp., 5.750%, 04/15/18	1,974	2,210

Telecommunication Services (2.4%)
AT&T, Inc., 4.950%, 01/15/13	1,489	1,586
AT&T, Inc., 5.100%, 09/15/14	1,494	1,634
AT&T, Inc., 6.450%, 06/15/34	735	757
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17, Callable 05/01/13 @ 103.88(b)	1,395	1,520
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	854	938
Cisco Systems, Inc., 4.450%, 01/15/20	509	522
Cisco Systems, Inc., 5.500%, 02/22/16	1,222	1,372
Cisco Systems, Inc., 5.500%, 01/15/40	2,118	2,079
Rogers Communications, Inc., 7.500%, 03/15/15	1,023	1,207
Verizon Communications, Inc., 5.250%, 04/15/13	1,073	1,156
Verizon Communications, Inc., 5.550%, 02/15/16	1,275	1,416
Vodafone Group PLC, 5.500%, 06/15/11	2,459	2,483

		16,670

Transportation (0.1%)
United Parcel Service, Inc., 3.125%, 01/15/21	930	862

Trucking & Leasing (0.3%)
Aviation Capital Group, 7.125%, 10/15/20(b)	1,706	1,780
Aviation Capital Group Corp., 6.750%, 04/06/21(b)(c)	661	661

		2,441

Water (0.2%)
Veolia Environment SA, 6.000%, 06/01/18	1,398	1,555

Total Corporate Bonds (Cost $178,337)		190,820

U.S. Government Agency Mortgages (39.7%)
Federal Home Loan Mortgage Corporation (1.0%)
Pool #G03604, 5.500%, 01/01/38	4,365	4,674
Pool #G04337, 5.500%, 04/01/38	2,008	2,147

		6,821

Federal National Mortgage Association (37.6%)
Pool #466766, 3.880%, 12/01/20	4,604	4,528
Pool #AH3426, 3.000%, 01/01/26	11,239	10,975
Pool #AE0876, 3.000%, 02/01/26	12,023	11,729
Pool #725773, 5.500%, 09/01/34	18,032	19,394
Pool #735500, 5.500%, 05/01/35, TBA(c)	5,346	5,745
Pool #735578, 5.000%, 06/01/35	7,009	7,377

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Federal National Mortgage Association—continued

Pool #888344, 5.000%, 10/01/35	5,301	5,578
Pool #190363, 5.500%, 11/01/35	5,014	5,389
Pool #745428, 5.500%, 01/01/36	6,223	6,687
Pool #745275, 5.000%, 02/01/36	28,004	29,472
Pool #745886, 5.500%, 04/01/36	1,217	1,308
Pool #888209, 5.500%, 05/01/36	973	1,046
Pool #190370, 6.000%, 06/01/36	21,847	23,864
Pool #745950, 6.000%, 11/01/36	14,691	16,048
Pool #888219, 5.500%, 03/01/37	3,603	3,864
Pool #889139, 5.500%, 03/01/37	244	262
Pool #888268, 6.000%, 03/01/37, TBA(c)	1,907	2,083
Pool #889506, 6.000%, 03/01/37, TBA(c)	5,914	6,475
Pool #889140, 5.500%, 05/01/37, TBA(c)	8,656	9,316
Pool #888608, 6.000%, 05/01/37	4,600	5,025
Pool #889641, 5.500%, 08/01/37	6,646	7,148
Pool #995024, 5.500%, 08/01/37	2,251	2,421
Pool #889574, 6.000%, 08/01/37	8,026	8,767
Pool #995722, 5.000%, 05/01/38	5,076	5,345
Pool #995196, 6.000%, 07/01/38	2,738	2,990
Pool #889977, 5.500%, 10/01/38	10,069	10,821
Pool #890097, 6.000%, 10/01/38	2,755	3,011
Pool #AE0694, 6.000%, 01/01/39	2,924	3,200
Pool #995724, 6.000%, 04/01/39	14,553	15,924
Pool #995937, 5.500%, 06/01/39	7,691	8,248
Pool #AE0553, 6.000%, 10/01/39	6,516	7,100
Pool #AE4852, 3.500%, 10/01/40	7,541	7,110
Pool #AH0018, 3.500%, 12/01/40	7,153	6,744

		264,994

Government National Mortgage Association (1.1%)
Pool #751387, 4.743%, 01/20/61	7,585	7,921

Total U.S. Government Agency Mortgages (Cost $278,802)		279,736

U.S. Treasury Obligations (9.7%)
U.S. Treasury Bond (3.1%)
4.250%, 11/15/40(e)	22,806	21,812

U.S. Treasury Notes (6.6%)
1.250%, 10/31/15	7,549	7,284
3.625%, 02/15/21(e)	38,892	39,445

		46,729

Total U.S. Treasury Obligations (Cost $68,411)		68,541

Units (0.0%)
Commercial Services (0.0%)
Alion Science Technology Corp.*(f)(g)	35	—

Total Units (Cost $2)		—

Money Market Fund (3.4%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(h)	24,025,022	24,025

Total Money Market Fund (Cost $24,025)		24,025

Total Investments (Cost $696,828)(i) — 101.2%		713,647
Liabilities in excess of other assets — (1.2)%		(8,281)

Net Assets — 100.0%		$705,366

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 14.9% of net assets as of March 31, 2011.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(e)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(f)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(g)	Valued at fair value using procedures approved by the Board. Fair valued securities held by the Fund represent, on a rounded basis, 0.0% of net assets as of March 31, 2011.

(h)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(i)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

MTN	— Medium Term Note

TBA	— To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Total Return Bond Fund — concluded

Credit Default Swap Agreements — Buy Protection (Amounts in thousands)

					Upfront
					Payments
		Notional	Fixed	Expiration	Made		Unrealized
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	(Received)($)	Value($)	Depreciation($)

Whirlpool Corp.	Barclays Bank PLC	4,210	1.000	06/20/16	118	109	(9)
Ryder Systems, Inc.	JPMorgan	4,225	1.000	06/20/16	79	55	(24)

					197	164	(33)

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

At March 31, 2011, liquid assets totaling $35,911 in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2011.

The notional amount of Credit Default Swap contracts totaled $8,435, in thousands, as of March 31, 2011. The average notional amount for the Credit Default Swap contracts totaled $65,821 in thousands for the year.

As of March 31, 2011, the Fund had the following unfunded loan commitments (in thousands):

		Unrealized
	Unfunded	Appreciation/
Borrower	Commitments($)	(Depreciation)($)

CB Richard Ellis Services, Inc.	503	1
CB Richard Ellis Services, Inc.	504	1

		2

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (8.8%)
Automobiles (3.8%)
Ford Credit Auto Owner Trust, Ser 2009-D, Cl A3, 2.170%, 10/15/13	134	135
Ford Credit Auto Owner Trust, Ser 2009-E, Cl A2, 0.800%, 03/15/12	94	94
Harley-Davidson Motorcycle Trust, Ser 2009-4, Cl A3, 1.870%, 02/15/14	1,150	1,157
Honda Auto Receivables Owner Trust, Ser 2009-3, Cl A3, 2.310%, 05/15/13	753	760
Honda Auto Receivables Owner Trust, Ser 2010-2, Cl A3, 1.340%, 03/18/14	215	217
Hyundai Auto Receivables Trust, Ser 2011-A, Cl A2, 0.690%, 11/15/13	1,000	1,001
Nissan Auto Lease Trust, Ser 2009-B, Cl A3, 2.070%, 01/15/15	448	450
World Omni Auto Receivables Trust, Ser 2011-A, Cl A3, 1.110%, 05/15/15	555	554

		4,368

Credit Card (5.0%)
American Express Credit Account Master Trust, Ser 2009-1, Cl A, 1.605%, 12/15/14(a)	1,100	1,115
Chase Issuance Trust, Ser 2005-A2, Cl A2, 0.325%, 12/15/14(a)	905	904
Citibank Credit Card Issuance Trust, Ser 2002-A10, Cl A10, 0.504%, 12/17/14(a)	1,085	1,086
Discover Card Master Trust, Ser 2008-A4, Cl A4, 5.650%, 12/15/15	890	974
Discover Card Master Trust, Ser 2009-A1, Cl A1, 1.555%, 12/15/14(a)	780	790
GE Capital Credit Card Master Note Trust, Ser 2009-3, Cl A, 2.540%, 09/15/14	935	943

		5,812

Total Asset-Backed Securities (Cost $10,160)		10,180

Certificate of Deposit (0.9%)
Banks (0.9%)
Deutsche Bank AG, 0.603%, 01/19/12	1,005	1,006

Total Certificate of Deposit (Cost $1,005)		1,006

Collateralized Mortgage Obligations (28.5%)
Banc of America Commercial Mortgage, Inc., Ser 2003-1, Cl A1, 3.878%, 09/11/36	91	92
Banc of America Commercial Mortgage, Inc., Ser 2004-1, Cl A4, 4.760%, 11/10/39	320	338
Banc of America Commercial Mortgage, Inc., Ser 2004-3, Cl A4, 5.176%, 06/10/39	388	389
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A4, 4.502%, 07/10/42	228	230
Banc of America Mortgage Securities, Inc., Ser 2003-F, Cl 1A1, 2.748%, 07/25/33(a)	523	492
Citicorp Mortgage Securities, Inc., Ser 2005-5, Cl 2A3, 5.000%, 08/25/20	71	73
Citigroup Commercial Mortgage Trust, Ser 2004-C1, Cl A3, 5.251%, 04/15/40(a)	1,088	1,127
Commercial Mortgage Asset Trust, Ser 1999-C1, Cl A4, 6.975%, 01/17/32(a)	900	942
Commercial Mortgage Pass-Through Certificates, Ser 2001-J2A, Cl A2, 6.096%, 07/16/34(b)	843	843
Countrywide Home Loan Mortgage Pass-Through Certificates, Ser 2003-15, Cl 1A1, 0.750%, 06/25/18(a)	877	865
CS First Boston Mortgage Securities Corp., Ser 2004-1, Cl 4A1, 5.000%, 02/25/19	256	259
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.302%, 07/15/36	155	155
FDIC Structured Sale Guaranteed Notes, Ser 2010-L2A, Cl A, 3.000%, 09/30/19(b)	164	165
Federal Home Loan Mortgage Corporation, Ser 2892, Cl F, 0.555%, 01/15/19(a)	234	234

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Federal Home Loan Mortgage Corporation, Ser 3136, Cl KF, 0.555%, 04/15/36(a)	1,572	1,566
Federal Home Loan Mortgage Corporation, Ser 3200, Cl FP, 0.455%, 08/15/36(a)	814	807
Federal Home Loan Mortgage Corporation, Ser R001, Cl AE, 4.375%, 04/15/15	221	223
Federal National Mortgage Association, Ser 1997-M9, Cl C, 6.520%, 07/25/16	263	274
Federal National Mortgage Association, Ser 2002-M2, Cl C, 4.717%, 08/25/12	993	1,030
Federal National Mortgage Association, Ser 2003-35, Cl KA, 4.000%, 04/25/17	113	115
Federal National Mortgage Association, Ser 2003-52, Cl FV, 1.250%, 05/25/31(a)	38	38
Federal National Mortgage Association, Ser 2003-63, Cl FE, 0.650%, 10/25/31(a)	775	775
Federal National Mortgage Association, Ser 2005-42, Cl PF, 0.450%, 05/25/35(a)	580	576
Federal National Mortgage Association, Ser 2005-92, Cl UF, 0.600%, 10/25/25(a)	490	488
Federal National Mortgage Association, Ser 2007-102, Cl FA, 0.820%, 11/25/37(a)	1,585	1,590
Federal National Mortgage Association, Ser 2007-109, Cl NF, 0.800%, 12/25/37(a)	1,410	1,414
Federal National Mortgage Association, Ser 2009-37, Cl HA, 4.000%, 04/25/19	150	157
Federal National Mortgage Association, Ser 2010-134, Cl BF, 0.680%, 10/25/40(a)	1,586	1,582
First Horizon Mortgage Pass-Through Trust, Ser 2004-AR4, Cl 2A1, 2.916%, 08/25/34(a)	456	420
GMAC Commercial Mortgage Securities, Inc., Ser 2003-C2, Cl A2, 5.472%, 05/10/40(a)	790	844
GMAC Commercial Mortgage Securities, Inc., Ser 2004-C2, Cl A2, 4.760%, 08/10/38	680	682
GMAC Commercial Mortgage Securities, Inc., Ser 2004-C3, Cl A4, 4.547%, 12/10/41	1,670	1,691
Government National Mortgage Association, Ser 2004-60, Cl B, 4.828%, 03/16/23	258	259
Government National Mortgage Association, Ser 2005-50, Cl A, 4.015%, 10/16/26	912	935
Government National Mortgage Association, Ser 2008-5, Cl FA, 0.754%, 01/20/38(a)	1,057	1,057
Government National Mortgage Association, Ser 2010-66, Cl A, 1.869%, 09/16/27	402	404
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	957	957
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-CBX, Cl A3, 4.184%, 01/12/37	134	134
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-CBX, Cl A4, 4.529%, 01/12/37	680	686
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-CBX, Cl A5, 4.654%, 01/12/37(c)	1,500	1,548
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A2, 4.625%, 03/15/46	1,056	1,069
LB Commercial Conduit Mortgage Trust, Ser 1998-C1, Cl D, 6.980%, 02/18/30	199	199
LB-UBS Commercial Mortgage Trust, Ser 2002-C4, Cl A3, 4.071%, 09/15/26	153	156
LB-UBS Commercial Mortgage Trust, Ser 2003-C7, Cl A3, 4.559%, 09/15/27(a)	870	884
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	82	82
Merrill Lynch Mortgage Trust, Ser 2004-BPC1, Cl A3, 4.467%, 10/12/41(a)	915	925
Morgan Stanley Capital I, Ser 2004-IQ7, Cl A4, 5.409%, 06/15/38(a)	540	579
Morgan Stanley Capital I, Ser 2006-HQ8, Cl A3, 5.455%, 03/12/44(a)	771	783

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Provident Funding Mortgage Loan Trust, Ser 2004-1, Cl 1A1, 2.665%, 04/25/34(a)	270	265
Thornburg Mortgage Securities Trust, Ser 2006-6, Cl A1, 0.360%, 11/25/46(a)	488	482
Washington Mutual Mortgage Pass-Through Certificates, Ser 2003-S12, Cl 2A, 4.750%, 11/25/18	265	273
Wells Fargo Mortgage Backed Securities Trust, Ser 2007-16, Cl 1A1, 6.000%, 12/28/37	829	868

Total Collateralized Mortgage Obligations (Cost $32,997)		33,021

Corporate Bonds (38.0%)
Agriculture (1.2%)
Archer-Daniels-Midland Co., 0.472%, 08/13/12(a)	1,420	1,422

Auto Manufacturers (0.5%)
Daimler Finance North America LLC, 1.950%, 03/28/14(b)	615	613

Banks (12.0%)
American Express Bank FSB, 0.378%, 05/29/12(a)	660	658
Bank of America Corp., 0.810%, 09/11/12(a)	330	329
Bank of America Corp., 1.723%, 01/30/14, MTN(a)	815	828
Bank of Montreal, 2.125%, 06/28/13	325	331
Bank of New York Mellon Corp. (The), 5.125%, 08/27/13, MTN	520	565
Bank of New York Mellon Corp. (The), Ser FRN, 0.584%, 01/31/14, MTN(a)	735	738
Bank of Nova Scotia, 2.250%, 01/22/13	440	449
Bank of Nova Scotia, 2.375%, 12/17/13	280	286
Barclays Bank PLC, 2.500%, 01/23/13	580	590
BB&T Corp., 3.850%, 07/27/12, MTN	1,150	1,191
Capital One Financial Corp., 5.700%, 09/15/11, MTN	490	501
Citigroup, Inc., 5.300%, 10/17/12	790	834
Credit Suisse New York, 5.500%, 05/01/14	315	345
Goldman Sachs Group, Inc. (The), 1.311%, 02/07/14(a)	1,265	1,274
Morgan Stanley, 1.903%, 01/24/14(a)	985	1,005
National City Bank, 0.411%, 03/01/13(a)	1,115	1,112
Societe Generale, 2.200%, 09/14/13(b)	745	744
State Street Corp., 0.404%, 04/30/12(a)	400	400
Wachovia Corp., 5.500%, 05/01/13, MTN	710	765
Westpac Banking Corp., 0.603%, 10/21/11(a)(b)	700	701
Westpac Banking Corp., 2.250%, 11/19/12	290	295

		13,941

Beverages (0.8%)
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 03/26/13	465	474
Dr Pepper Snapple Group, Inc., 2.350%, 12/21/12	465	474

		948

Chemicals (0.4%)
Dow Chemical Co. (The), 4.850%, 08/15/12	440	461

Computers (1.7%)
Hewlett-Packard Co., 1.361%, 05/27/11(a)	610	611
IBM Corp., Ser FRN, 0.351%, 11/04/11(a)	1,395	1,396

		2,007

Cosmetics/Personal Care (0.4%)
Procter & Gamble Co. (The), 0.352%, 11/14/12(a)	410	410

Diversified Financial Services (6.4%)
BlackRock, Inc., 2.250%, 12/10/12	855	871
Caterpillar Financial Services Corp., 1.059%, 06/24/11, MTN(a)	1,000	1,002
Citigroup, Inc., 5.500%, 04/11/13	230	246
Credit Suisse (USA), Inc., 0.514%, 08/16/11(a)	650	650
General Electric Capital Corp., 1.153%, 01/07/14(a)	1,675	1,689
Goldman Sachs Group, Inc. (The), 5.150%, 01/15/14	205	220
John Deere Capital Corp., Ser FRN, 0.530%, 03/03/14, MTN(a)	785	781
JPMorgan Chase & Co., 0.961%, 02/26/13, MTN(a)	610	614

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

JPMorgan Chase & Co., 2.200%, 06/15/12	500	511
JPMorgan Chase & Co., 5.750%, 01/02/13	605	647
Woodside Finance Ltd., 4.500%, 11/10/14(b)	160	169

		7,400

Electric (2.6%)
Dominion Resources, Inc., Ser B, 6.250%, 06/30/12	260	276
Duke Energy Corp., 6.300%, 02/01/14	460	513
FPL Group Capital, Inc., 5.625%, 09/01/11	500	510
Midamerican Energy Holdings Co., 5.875%, 10/01/12	475	507
SCANA Corp., 6.875%, 05/15/11, MTN	375	377
Southern Co., 0.703%, 10/21/11(a)	765	767

		2,950

Electronics (0.7%)
Thermo Fisher Scientific, Inc., 2.150%, 12/28/12	760	772

Food (1.2%)
General Mills, Inc., 5.650%, 09/10/12	610	649
Kellogg Co., Ser B, 6.600%, 04/01/11	665	665
Kraft Foods, Inc., 5.625%, 11/01/11	103	106

		1,420

Insurance (3.5%)
Berkshire Hathaway, Inc., Ser 0001, 0.742%, 02/11/13(a)	865	871
Chubb Corp., 6.000%, 11/15/11	980	1,013
Hartford Financial Services Group, Inc., 5.250%, 10/15/11	535	547
MetLife Institutional Funding II, 1.203%, 04/04/14(a)(b)(c)	1,025	1,025
MetLife, Inc., 2.375%, 02/06/14	155	155
MetLife, Inc., 6.125%, 12/01/11	280	290
New York Life Global Funding, 4.650%, 05/09/13(b)	120	128

		4,029

Iron/Steel (0.4%)
ArcelorMittal, 5.375%, 06/01/13	455	484

Media (0.7%)
DIRECTV Holdings LLC, 7.625%, 05/15/16, Callable 05/15/12 @ 103.81	230	254
Time Warner Cable, Inc., 5.400%, 07/02/12	505	531

		785

Mining (0.4%)
Rio Tinto Alcan, Inc., 4.875%, 09/15/12	435	458

Oil & Gas (0.6%)
Devon Financing Corp., ULC, 6.875%, 09/30/11	475	490
Shell International Finance BV, 1.300%, 09/22/11	220	221

		711

Pharmaceuticals (0.5%)
McKesson Corp., 5.250%, 03/01/13	285	305
McKesson Corp., 6.500%, 02/15/14	200	224

		529

Pipelines (0.6%)
Enterprise Products Operating LLC, Ser M, 5.650%, 04/01/13	125	135
Kinder Morgan Energy Partners LP, 7.125%, 03/15/12	150	159
Plains All American Pipeline LP, 4.250%, 09/01/12	380	394

		688

Telecommunication Services (2.7%)
Cellco Partnership / Verizon Wireless Capital LLC, 3.750%, 05/20/11	1,235	1,240
New Cingular Wireless Services, Inc., 8.125%, 05/01/12	850	915
Telefonica Emisiones SAU, 0.641%, 02/04/13(a)	500	495
Verizon Communications, Inc., Ser FRN, 0.919%, 03/28/14(a)	470	473

		3,123

Toys/Games/Hobbies (0.3%)
Mattel, Inc., 5.625%, 03/15/13	370	396

Transportation (0.4%)
Burlington Northern Santa Fe LLC, 6.750%, 07/15/11	485	494

Total Corporate Bonds (Cost $43,856)		44,041

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bond (0.9%)
New Jersey (0.9%)
New Jersey Economic Development Authority, RB, BAB, 1.310%, 06/15/13(a)	995	995

Total Municipal Bonds (Cost $995)		995

U.S. Government Agencies (6.6%)
Federal Farm Credit Bank (1.4%)
0.244%, 02/22/13(a)	1,575	1,575

Federal Home Loan Mortgage Corp. (1.5%)
0.214%, 03/21/13(a)	1,240	1,239
2.500%, 04/08/13	535	535

		1,774

Federal National Mortgage Association (3.7%)
0.273%, 11/23/12(a)	1,125	1,125
0.284%, 12/20/12(a)	1,500	1,501
0.312%, 03/04/14(a)	1,690	1,690

		4,316

Total U.S. Government Agencies (Cost $7,668)		7,665

U.S. Government Agency Mortgages (12.0%)
Federal Home Loan Mortgage Corporation (1.8%)
Pool #847276, 2.670%, 04/01/34(a)	83	88
Pool #1H2581, 2.498%, 01/01/36(a)(c)	344	359
Pool #848154, 4.383%, 06/01/36(a)	124	130
Pool #1B7142, 6.101%, 09/01/36(a)	140	147
Pool #848153, 2.661%, 10/01/36(a)	755	797
Pool #1Q0853, 5.780%, 01/01/37(a)	241	255
Pool #1G1676, 5.494%, 04/01/37(a)	350	373

		2,149

Federal National Mortgage Association (10.2%)
Pool #545059, 6.199%, 05/01/11	52	52
Pool #383875, 6.500%, 07/01/11(d)	155	155
Pool #383848, 6.370%, 08/01/11	411	410
Pool #545471, 5.914%, 02/01/12	186	190
Pool #384762, 6.005%, 02/01/12	522	530
Pool #545527, 6.129%, 02/01/12	444	454
Pool #375493, 6.925%, 11/01/12	202	213
Pool #55162, 4.826%, 01/01/13	472	493
Pool #745503, 5.370%, 02/01/13	233	243
Pool #873590, 5.470%, 04/01/13	148	157
Pool #555910, 4.919%, 10/01/13	211	223
Pool #995511, 5.500%, 12/01/18	715	776
Pool #995426, 5.500%, 09/01/21	835	906
Pool #635082, 2.443%, 05/01/32(a)	129	135
Pool #555844, 2.467%, 10/01/33(a)	273	287
Pool #822302, 2.642%, 05/01/35(a)	441	463
Pool #995540, 2.524%, 01/01/36(a)(c)	1,728	1,821
Pool #995542, 2.537%, 02/01/36(a)(d)	657	690
Pool #AD0379, 2.875%, 06/01/36(a)	551	579
Pool #AD0382, 4.064%, 01/01/37(a)	1,129	1,184
Pool #AD0380, 2.653%, 10/01/37(a)(d)	938	985
Pool #AD0383, 5.598%, 11/01/37(a)	773	823

		11,769

Total U.S. Government Agency Mortgages (Cost $13,547)		13,918

Money Market Fund (1.7%)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.19%(e)	1,974,423	1,974

Total Money Market Fund (Cost $1,974)		1,974

Commercial Paper (4.3%)
Bank of Nova Scotia, 0.160%, 04/01/11	1,000	1,000
BMW US Capital LLC, 0.360%, 04/14/11(b)	1,000	1,000
Straight A Funding LLC, 0.210%, 04/20/11(b)	2,000	2,000
Virginia Electric & Power Co., 0.330%, 04/14/11	1,000	1,000

Total Commercial Paper (Cost $5,000)		5,000

Total Investments (Cost $117,202)(f) — 101.7%		117,800
Liabilities in excess of other assets — (1.7)%		(2,005)

Net Assets — 100.0%		$115,795

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 6.4% of net assets as of March 31, 2011.

(c)	Denotes investment purchased on a when-issued or delayed-delivery basis.

(d)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(e)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(f)	See Federal Tax Information listed in the Notes to Schedules of Portfolio Investments for tax-basis cost.

Investment Abbreviations

BAB	— Build America Bonds

MTN	— Medium Term Note

RB	— Revenue Bond

ULC	— Unlimited Liability Company

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Government Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (93.7%)
U.S. Treasury Bonds (18.0%)
7.125%, 02/15/23	2,181	2,893
6.875%, 08/15/25	4,059	5,343
4.250%, 11/15/40	1,387	1,327

		9,563

U.S. Treasury Notes (75.7%)
4.875%, 04/30/11	3,910	3,925
1.750%, 04/15/13	5,150	5,247
2.375%, 09/30/14	8,679	8,929
1.750%, 07/31/15	7,290	7,235
1.875%, 08/31/17	7,590	7,197
2.750%, 02/15/19	7,890	7,709

		40,242

Total U.S. Treasury Obligations (Cost $49,104)		49,805

Money Market Fund (5.8%)
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	3,049,964	3,050

Total Money Market Fund (Cost $3,050)		3,050

Total Investments (Cost $52,154)(b) — 99.5%		52,855
Other assets in excess of liabilities — 0.5%		285

Net Assets — 100.0%		$53,140

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Security (0.2%)
Student Loan (0.2%)
SMS Student Loan Trust, Ser 1999-B, Cl A2, 0.544%, 04/30/29(a)	3,717	3,704

Total Asset-Backed Securities (Cost $3,682)		3,704

Collateralized Mortgage Obligations (34.0%)
FDIC Structured Sale Guaranteed Notes, Ser 2010-L2A, Cl A, 3.000%, 09/30/19(b)	4,432	4,476
Federal Home Loan Bank, Ser Y2-2015, Cl 1, 2.600%, 04/20/15	7,150	7,254
Federal Home Loan Mortgage Corporation, Ser 2575, Cl FG, 0.655%, 05/15/32(a)	2,920	2,920
Federal Home Loan Mortgage Corporation, Ser 2840, Cl LJ, 4.250%, 11/15/17	1,270	1,314
Federal Home Loan Mortgage Corporation, Ser 2877, Cl WF, 0.655%, 10/15/34(a)	5,424	5,421
Federal Home Loan Mortgage Corporation, Ser 2892, Cl F, 0.555%, 01/15/19(a)	3,199	3,202
Federal Home Loan Mortgage Corporation, Ser 3000, Cl FG, 0.555%, 07/15/25(a)	6,826	6,801
Federal Home Loan Mortgage Corporation, Ser 3135, Cl FC, 0.555%, 04/15/26(a)	5,480	5,477
Federal Home Loan Mortgage Corporation, Ser 3196, Cl CE, 5.250%, 08/15/11	257	261
Federal Home Loan Mortgage Corporation, Ser 3200, Cl FP, 0.455%, 08/15/36(a)(c)	11,936	11,830
Federal Home Loan Mortgage Corporation, Ser 3232, Cl KF, 0.705%, 10/15/36(a)(c)	9,977	9,970
Federal Home Loan Mortgage Corporation, Ser 3264, Cl FB, 0.625%, 01/15/37(a)	6,057	6,030
Federal Home Loan Mortgage Corporation, Ser 3320, Cl FC, 0.425%, 05/15/37(a)(c)	11,588	11,501
Federal Home Loan Mortgage Corporation, Ser 3346, Cl FA, 0.485%, 02/15/19(a)	1,106	1,102
Federal Home Loan Mortgage Corporation, Ser 3450, Cl AF, 0.965%, 05/15/38(a)(c)	6,861	6,888
Federal Home Loan Mortgage Corporation, Ser 3511, Cl FA, 1.255%, 02/15/39(a)	25,447	25,734
Federal Home Loan Mortgage Corporation, Ser 3574, Cl MA, 4.000%, 09/15/21	10,900	11,334
Federal Home Loan Mortgage Corporation, Ser 3593, Cl F, 0.760%, 03/15/36(a)	10,373	10,381
Federal Home Loan Mortgage Corporation, Ser 3609, Cl FA, 0.915%, 12/15/39(a)(c)	11,138	11,177
Federal Home Loan Mortgage Corporation, Ser 3812, Cl BE, 2.750%, 09/15/18	18,405	18,750
Federal National Mortgage Association, Ser 1997-M9, Cl C, 6.520%, 07/25/16(c)	2,699	2,814
Federal National Mortgage Association, Ser 2002-M2, Cl C, 4.717%, 08/25/12	19,657	20,384
Federal National Mortgage Association, Ser 2003-32, Cl VT, 6.000%, 09/25/15	4,405	4,525
Federal National Mortgage Association, Ser 2003-52, Cl FV, 1.250%, 05/25/31(a)(c)	503	503
Federal National Mortgage Association, Ser 2003-63, Cl FE, 0.650%, 10/25/31(a)	11,241	11,234
Federal National Mortgage Association, Ser 2003-73, Cl DF, 0.700%, 10/25/32(a)	9,545	9,547
Federal National Mortgage Association, Ser 2005-40, Cl FB, 0.500%, 05/25/35(a)	3,540	3,522
Federal National Mortgage Association, Ser 2005-42, Cl PF, 0.450%, 05/25/35(a)	8,243	8,187
Federal National Mortgage Association, Ser 2005-57, Cl EG, 0.550%, 03/25/35(a)	5,819	5,804
Federal National Mortgage Association, Ser 2005-92, Cl UF, 0.600%, 10/25/25(a)	5,832	5,809
Federal National Mortgage Association, Ser 2006-123, Cl PF, 0.510%, 01/25/37(a)(c)	14,488	14,390
Federal National Mortgage Association, Ser 2006-79, Cl GF, 0.650%, 08/25/36(a)(c)	23,605	23,567

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Federal National Mortgage Association, Ser 2006-84, Cl FQ, 0.800%, 09/25/36(a)(c)	12,970	13,002
Federal National Mortgage Association, Ser 2006-85, Cl MA, 6.250%, 08/25/34	697	706
Federal National Mortgage Association, Ser 2007-102, Cl FA, 0.820%, 11/25/37(a)(c)	11,421	11,454
Federal National Mortgage Association, Ser 2007-109, Cl NF, 0.800%, 12/25/37(a)(c)	19,049	19,097
Federal National Mortgage Association, Ser 2007-2, Cl FM, 0.500%, 02/25/37(a)	5,930	5,894
Federal National Mortgage Association, Ser 2007-4, Cl DF, 0.695%, 02/25/37(a)(c)	5,096	5,087
Federal National Mortgage Association, Ser 2007-88 CI JF, 0.800%, 04/25/37(c)	9,506	9,529
Federal National Mortgage Association, Ser 2008-12, Cl FE, 0.850%, 01/25/33(a)	5,467	5,474
Federal National Mortgage Association, Ser 2008-18, Cl FE, 0.980%, 03/25/38(a)(c)	12,125	12,179
Federal National Mortgage Association, Ser 2010-134, Cl BF, 0.680%, 10/25/40(a)	23,650	23,593
Federal National Mortgage Association, Ser 2010-42, Cl AF, REMIC, 0.850%, 05/25/40(a)	22,658	22,719
Government National Mortgage Association, Ser 2002-56, Cl C, REMIC, 5.677%, 07/16/27	21,510	22,843
Government National Mortgage Association, Ser 2002-81, Cl A, REMIC, 3.815%, 04/16/25	315	316
Government National Mortgage Association, Ser 2003-73, Cl A, 3.513%, 06/16/21	1,471	1,473
Government National Mortgage Association, Ser 2004-5, Cl PF, 0.804%, 02/20/33(a)(c)	17,520	17,582
Government National Mortgage Association, Ser 2004-60, Cl B, 4.828%, 03/16/23	4,636	4,664
Government National Mortgage Association, Ser 2004-67, Cl C, 4.712%, 05/16/25	2,621	2,649
Government National Mortgage Association, Ser 2008-5, Cl FA, 0.754%, 01/20/38(a)(c)	29,494	29,494
Government National Mortgage Association, Ser 2010-66, Cl A, 1.869%, 09/16/27	13,338	13,401
Government National Mortgage Association, Ser 2010-97, Cl A, 2.321%, 01/16/32	3,563	3,600
NCUA Guaranteed Notes, Ser 2010-C1, Cl A1, 1.600%, 10/29/20	4,188	4,084
NCUA Guaranteed Notes, Ser 2010-R2, Cl 1A, 0.629%, 11/06/17(a)	5,323	5,325
NCUA Guaranteed Notes, Ser 2011-C1, Cl 2A, 0.792%, 03/09/21(a)	38,340	38,340
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A, 0.709%, 01/08/20(a)	16,036	16,056

Total Collateralized Mortgage Obligations (Cost $559,062)		560,670

U.S. Government Agency Mortgages (59.5%)
Federal Home Loan Mortgage Corporation (23.4%)
Pool #972122, 2.360%, 06/01/33(a)	60	61
Pool #847615, 2.716%, 07/01/33(a)	9,687	10,192
Pool #781028, 2.474%, 11/01/33(a)	5,740	6,028
Pool #847276, 2.670%, 04/01/34(a)	522	548
Pool #847522, 2.861%, 05/01/34(a)	238	248
Pool #847308, 2.741%, 07/01/34(a)	398	417
Pool #782851, 4.752%, 11/01/34(a)	5,889	6,235
Pool #1G0077, 2.486%, 02/01/35(a)	222	232
Pool # 847404, 4.630%, 04/01/35(a)	6,613	6,873
Pool #783134, 4.975%, 05/01/35(a)	5,270	5,551
Pool #1L0087, 5.044%, 06/01/35(a)	8,052	8,564
Pool #1L0083, 5.069%, 06/01/35(a)	12,614	13,329
Pool #1L0142, 4.948%, 07/01/35(a)	6,547	6,900
Pool #1B2282, 5.083%, 07/01/35(a)	5,016	5,332
Pool #1H2511, 4.907%, 08/01/35(a)	14,641	15,384
Pool #1B2347, 4.893%, 09/01/35(a)	2,199	2,325
Pool #1L0256, 2.503%, 11/01/35(a)	8,363	8,781
Pool #1H2581, 2.498%, 01/01/36(a)	9,727	10,166
Pool #1L1235, 5.439%, 01/01/36(a)	4,044	4,287
Pool #848154, 4.383%, 06/01/36(a)	10,805	11,337
Pool #1Q0852, 4.735%, 07/01/36(a)	17,795	18,572
Pool #1Q0855, 5.639%, 07/01/36(a)	10,119	10,694
Pool #1N0169, 6.473%, 07/01/36(a)	610	643
Pool #1Q0140, 5.859%, 08/01/36(a)	3,651	3,830
Pool #1J0129, 6.062%, 09/01/36(a)	2,124	2,246
Pool #1B7142, 6.101%, 09/01/36(a)	1,602	1,686
Pool #848153, 2.661%, 10/01/36(a)	3,263	3,449
Pool #1G1227, 5.995%, 10/01/36(a)	11,476	12,168
Pool #848298, 5.260%, 11/01/36(a)	8,859	9,383

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Federal Home Loan Mortgage Corporation—continued

Pool #1G2555, 6.034%, 11/01/36(a)	8,786	9,281
Pool #1G2585, 3.075%, 12/01/36(a)	369	387
Pool #1Q0853, 5.780%, 01/01/37(a)	18,346	19,410
Pool #1J0331, 2.816%, 03/01/37(a)	1,180	1,243
Pool #1Q0854, 4.508%, 04/01/37(a)	8,958	9,428
Pool #1G1676, 5.494%, 04/01/37(a)	352	376
Pool #848048, 5.588%, 05/01/37(a)	5,318	5,633
Pool #1J0533, 3.497%, 07/01/37(a)	45	47
Pool #1N1664, 5.968%, 07/01/37(a)	12,155	12,912
Pool #1J0681, 5.968%, 10/01/37(a)	14,008	14,922
Pool #1Q0981, 5.679%, 11/01/37(a)	9,433	9,994
Pool #1Q0652, 5.679%, 02/01/38(a)	5,712	6,056
Pool #1Q0902, 5.046%, 03/01/38(a)	6,935	7,304
Pool #1Q0976, 5.323%, 06/01/38(a)	28,201	30,073
Pool #1Q1030, 4.716%, 11/01/38(a)	21,298	22,137
Pool #1Q0969, 5.273%, 11/01/38(a)	14,647	15,438
Pool #1Q1039, 5.299%, 03/01/39(a)	8,089	8,586
Pool #1Q1016, 5.123%, 04/01/39(a)	8,005	8,456
Pool #1B4755, 3.511%, 06/01/40(a)	18,648	19,289

		386,433

Federal National Mortgage Association (36.1%)
Pool #555221, 6.253%, 04/01/11	220	220
Pool #383342, 6.480%, 04/01/11	2,681	2,679
Pool #109130, 7.360%, 04/01/11	407	407
Pool #535862, 6.045%, 05/01/11	1,295	1,294
Pool #535869, 6.085%, 05/01/11	1,168	1,176
Pool #545059, 6.199%, 05/01/11	1,121	1,120
Pool #460408, 6.200%, 05/01/11	783	782
Pool #386976, 4.590%, 06/01/11	1,956	1,955
Pool #873657, 5.580%, 06/01/11	478	478
Pool #384000, 6.260%, 07/01/11	588	588
Pool #383788, 6.455%, 07/01/11	90	90
Pool #383875, 6.500%, 07/01/11	1,197	1,196
Pool #735025, 5.414%, 08/01/11	361	361
Pool #384178, 6.100%, 08/01/11	184	184
Pool #460481, 6.280%, 08/01/11	11,137	11,131
Pool #383848, 6.370%, 08/01/11	4,424	4,422
Pool #384077, 6.400%, 08/01/11	41	41
Pool #384123, 6.450%, 08/01/11	588	588
Pool #384191, 6.000%, 09/01/11	1,178	1,178
Pool #384182, 6.050%, 09/01/11	4,267	4,265
Pool #460515, 6.062%, 09/01/11	369	373
Pool #384333, 5.890%, 10/01/11	1,312	1,316
Pool #545210, 5.899%, 10/01/11	1,508	1,507
Pool #545209, 6.119%, 10/01/11	788	788
Pool #384419, 5.630%, 11/01/11	1,591	1,596
Pool #545320, 5.687%, 11/01/11	834	840
Pool #545269, 5.733%, 11/01/11	465	467
Pool #545261, 5.804%, 11/01/11	3,091	3,101
Pool #545322, 5.866%, 11/01/11	1,316	1,315
Pool #760657, 4.630%, 12/01/11	1,428	1,450
Pool #384551, 5.310%, 12/01/11	311	314
Pool #545378, 5.418%, 12/01/11	376	379
Pool #545316, 5.615%, 12/01/11	106	107
Pool #384553, 5.850%, 12/01/11	4,776	4,811
Pool #545321, 5.398%, 01/01/12	239	242
Pool #545387, 5.884%, 01/01/12	1,469	1,497
Pool #384569, 6.200%, 01/01/12	1,275	1,290
Pool #874333, 5.620%, 02/01/12	6,915	7,021
Pool #545471, 5.914%, 02/01/12	5,592	5,700
Pool #384762, 6.005%, 02/01/12	2,944	2,989
Pool #545423, 6.045%, 02/01/12	2,183	2,217
Pool #384797, 6.090%, 02/01/12	966	982
Pool #545527, 6.129%, 02/01/12	6,323	6,476
Pool #545425, 6.151%, 02/01/12	3,085	3,135
Pool #874381, 5.470%, 03/01/12	1,000	985
Pool #545547, 6.063%, 03/01/12	404	411
Pool #760762, 4.890%, 04/01/12	3,825	3,919
Pool #545685, 5.723%, 04/01/12	1,144	1,143
Pool #545708, 6.062%, 05/01/12	896	912
Pool #385082, 6.180%, 05/01/12	4,418	4,543
Pool #385007, 6.470%, 05/01/12	256	264
Pool #385234, 6.060%, 06/01/12	980	1,011
Pool #385284, 5.610%, 07/01/12	110	114
Pool #385290, 5.780%, 07/01/12	1,440	1,509
Pool #545745, 6.108%, 07/01/12	619	640
Pool #385278, 6.110%, 07/01/12	1,931	1,999
Pool #555088, 6.316%, 08/01/12	497	514
Pool #385520, 5.410%, 09/01/12	308	319
Pool #385395, 5.530%, 09/01/12	1,805	1,871
Pool #545987, 5.835%, 09/01/12	664	693
Pool #545892, 5.235%, 10/01/12	636	660
Pool #375459, 6.775%, 10/01/12	2,372	2,488
Pool #313755, 7.000%, 10/01/12	49	50
Pool #545978, 4.768%, 11/01/12	1,502	1,553
Pool #545938, 5.111%, 11/01/12	1,341	1,391
Pool #385578, 5.450%, 11/01/12	2,270	2,351
Pool #375493, 6.925%, 11/01/12	1,920	2,020
Pool #555058, 4.790%, 12/01/12	2,353	2,433
Pool #873198, 5.150%, 12/01/12	1,396	1,437
Pool #555162, 4.826%, 01/01/13	2,557	2,670
Pool #382254, 7.560%, 01/01/13	754	808
Pool #385683, 4.830%, 02/01/13	4,343	4,544
Pool #385921, 4.830%, 02/01/13	193	202
Pool #555191, 4.856%, 02/01/13	1,608	1,683
Pool #555264, 4.959%, 02/01/13	1,272	1,326
Pool #873294, 5.100%, 02/01/13	2,205	2,332
Pool #385998, 4.635%, 03/01/13	390	407
Pool #555317, 4.871%, 04/01/13	3,141	3,296
Pool #873590, 5.470%, 04/01/13	366	387
Pool #555435, 4.518%, 05/01/13	155	163
Pool #386210, 4.080%, 06/01/13	4,344	4,515
Pool #386287, 4.115%, 06/01/13	8,696	9,100

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Federal National Mortgage Association—continued

Pool #873612, 5.770%, 06/01/13	1,275	1,360
Pool #386314, 3.790%, 07/01/13	4,030	4,173
Pool #386424, 4.190%, 07/01/13	342	358
Pool #386380, 4.210%, 07/01/13	364	380
Pool #386341, 3.810%, 08/01/13	52	54
Pool #735065, 4.485%, 08/01/13	433	456
Pool #555910, 4.919%, 10/01/13	6,122	6,463
Pool #555806, 5.159%, 10/01/13	3,437	3,658
Pool #555850, 4.817%, 11/01/13	667	707
Pool #380935, 6.250%, 12/01/13	770	813
Pool #AD0192, 4.723%, 01/01/14	3,076	3,255
Pool #386742, 4.870%, 01/01/14	4,894	5,205
Pool #386802, 4.900%, 01/01/14	4,248	4,512
Pool #958216, 5.370%, 01/01/14	2,991	3,221
Pool #958368, 4.710%, 03/01/14	12,535	13,362
Pool #958789, 3.920%, 06/01/14	8,490	8,905
Pool #462846, 4.150%, 07/01/14	1,286	1,357
Pool #375190, 7.440%, 11/01/14	3,184	3,357
Pool #387302, 4.700%, 03/01/15	506	540
Pool #375103, 7.660%, 05/01/15	1,243	1,302
Pool #735675, 4.988%, 06/01/15	4,853	5,158
Pool #387486, 4.700%, 07/01/15	729	753
Pool #380240, 6.590%, 05/01/16	922	968
Pool #463420, 4.050%, 09/01/16	6,576	6,821
Pool #545414, 5.500%, 01/01/17	1,335	1,448
Pool #888969, 5.965%, 11/01/17	2,808	3,058
Pool #931675, 5.500%, 01/01/18	4,861	5,272
Pool #995511, 5.500%, 12/01/18	9,852	10,686
Pool #466804, 0.840%, 12/01/20(a)	13,370	13,370
Pool #995426, 5.500%, 09/01/21	11,495	12,475
Pool #995434, 5.000%, 09/01/23	7,713	8,258
Pool #635082, 2.443%, 05/01/32(a)	146	153
Pool #604921, 2.288%, 10/01/32(a)	139	144
Pool #671993, 2.265%, 12/01/32(a)	18	19
Pool #AE0044, 5.127%, 03/01/33(a)	4,366	4,641
Pool #689966, 2.510%, 04/01/33(a)	1,151	1,208
Pool #555468, 2.385%, 05/01/33(a)	343	358
Pool #711466, 2.755%, 05/01/33(a)	34	34
Pool #733703, 2.736%, 08/01/33(a)	4,648	4,881
Pool #555756, 4.509%, 08/01/33(a)	4,243	4,507
Pool #555844, 2.467%, 10/01/33(a)	424	445
Pool #725126, 2.750%, 12/01/33(a)	2,951	3,077
Pool #793025, 2.049%, 07/01/34(a)	773	805
Pool #801510, 2.025%, 08/01/34(a)	2,041	2,126
Pool #725799, 4.440%, 08/01/34(a)	4,503	4,722
Pool #794939, 1.885%, 10/01/34(a)	30	31
Pool #813565, 2.304%, 12/01/34(a)	4,219	4,392
Pool #805338, 2.327%, 01/01/35(a)	358	373
Pool #809384, 2.340%, 01/01/35(a)	435	454
Pool #888785, 4.158%, 01/01/35(a)	8,228	8,569
Pool #809772, 2.403%, 02/01/35, TBA(a)(c)	442	462
Pool #820598, 2.009%, 03/01/35(a)	992	1,021
Pool #814686, 2.349%, 03/01/35(a)	264	266
Pool #735545, 2.596%, 03/01/35(a)	5,945	6,251
Pool #822302, 2.642%, 05/01/35(a)	1,190	1,249
Pool #821373, 5.275%, 06/01/35(a)	2,385	2,544
Pool #735766, 4.751%, 07/01/35(a)	2,498	2,636
Pool #735810, 3.120%, 08/01/35(a)	1,934	2,019
Pool #829334, 2.642%, 09/01/35(a)	154	162
Pool #817467, 5.118%, 09/01/35(a)	5,660	6,025
Pool #847978, 5.110%, 11/01/35(a)	7,892	8,382
Pool #AD0377, 2.078%, 01/01/36(a)	3,869	4,039
Pool #995540, 2.524%, 01/01/36	10,685	11,266
Pool #995542, 2.537%, 02/01/36(a)	5,191	5,452
Pool #AD0906, 3.387%, 04/01/36(a)	7,993	8,360
Pool #AD0379, 2.875%, 06/01/36(a)	8,859	9,315
Pool #AE0329, 4.768%, 06/01/36(a)	4,956	5,209
Pool #884743, 5.006%, 08/01/36(a)	10,061	10,560
Pool #884751, 5.021%, 08/01/36(a)	8,487	8,882
Pool #888859, 4.829%, 10/01/36	1,799	1,892
Pool #745975, 5.255%, 11/01/36(a)	5,373	5,659
Pool #903166, 5.926%, 11/01/36(a)	4,342	4,588
Pool #AD0376, 2.558%, 12/01/36(a)	8,976	9,418
Pool #905857, 2.795%, 12/01/36(a)	276	292
Pool #909313, 5.673%, 12/01/36(a)	1,202	1,277
Pool #888180, 2.471%, 01/01/37(a)	3,483	3,631
Pool #906326, 5.570%, 01/01/37(a)	10,907	11,544
Pool #906216, 5.940%, 01/01/37(a)	4,427	4,699
Pool #535990, 2.612%, 04/01/37(a)	1,096	1,154
Pool #AD0908, 4.010%, 07/01/37(a)	9,494	9,933
Pool #AD0381, 4.839%, 07/01/37(a)	7,330	7,651
Pool #995059, 5.450%, 08/01/37(a)	4,266	4,537
Pool #AD0380, 2.653%, 10/01/37(a)	14,627	15,362
Pool #AE0332, 5.750%, 11/01/37(a)	15,107	16,000
Pool #AE0107, 5.360%, 10/01/38(a)	8,229	8,775
Pool #AE0279, 4.904%, 11/01/38(a)	3,757	3,966
Pool #725874, 2.561%, 09/01/39(a)	147	155
Pool #AE0066, 3.286%, 09/01/39(a)	37,562	39,155
Pool #49720 6.500%, 07/01/34, TBA(c)	25,000	28,020

		595,183

Total U.S. Government Agency Mortgages (Cost $970,178)		981,616

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (7.2%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.02%(d)	117,767,680	117,768

Total Money Market Fund (Cost $117,768)		117,768

Total Investments (Cost $1,650,690)(e) — 100.9%		1,663,758
Liabilities in excess of other assets — (0.9)%		(14,966)

Net Assets — 100.0%		$1,648,792

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 0.3% of net assets as of March 31, 2011.

(c)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(e)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

TBA
— To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (96.8%)
District of Columbia (3.8%)
Metropolitan Washington D.C. Airports Authority, Airport System, Ser A, RB, 5.000%, 10/01/29, Callable 10/01/20 @ 100	2,500	2,517
Metropolitan Washington D.C. Airports Authority, Airport System, Ser B, RB, 5.000%, 10/01/26, Callable 10/01/19 @ 100, BHAC	2,175	2,226
Washington D.C. Metropolitan Area Transit Authority, Gross Revenue, Ser A, RB, 5.125%, 07/01/32, Callable 07/01/19 @ 100	2,000	2,029

		6,772

Puerto Rico (1.2%)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/27, Callable 08/01/19 @ 100	2,100	2,055

Virginia (91.8%)
Arlington County, GO, 5.000%, 03/15/15	4,500	5,123
Arlington County Industrial Development Authority Hospital Facilities, RB, 5.000%, 07/01/31, Callable 07/01/20 @ 100	1,500	1,419
Bedford County Economic Development Authority, Public Facilities Lease, RB, 5.250%, 05/01/24, Callable 05/10/16 @ 100, NATL-RE	2,890	2,995
Capital Region Airport Commission, Ser A, RB, 5.000%, 07/01/18, Callable 07/01/15 @ 100, AGM	1,025	1,091
Chesapeake Water & Sewer, GO, 5.000%, 12/01/19, Callable 12/01/14 @ 101	2,465	2,655
Fairfax County Economic Development Authority, Lease Revenue, RB, 5.000%, 05/15/18	1,770	1,992
Fauquier County, GO, 5.000%, 07/01/19, Callable 07/01/16 @ 100, NATL-RE	2,100	2,316
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, Callable 06/15/15 @ 100, NATL-RE	2,855	3,076
Hampton, Ser A, GO, 5.000%, 01/15/20, Callable 01/15/19 @ 100	1,000	1,132
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23, Callable 04/01/18 @ 100	1,060	1,140
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24, Callable 04/01/18 @ 100	2,425	2,587
Hanover County Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, NATL-RE	6,100	6,710
Henrico County Economic Development Authority, Beth Sholom Assisted Living Project, Ser A, RB, 5.850%, 07/20/19, Callable 07/20/11 @ 100, GNMA	365	367
Henrico County Economic Development Authority, Beth Sholom Assisted Living Project, Ser A, RB, 5.900%, 07/20/29, Callable 07/20/11 @ 100, GNMA	500	501
Henrico County Economic Development Authority, Residential Care Facilities, Ser A, RB, 6.500%, 06/01/22, Callable 06/01/12 @ 100, MSF	1,040	1,037
Henry County Public Service Authority, Water & Sewer, RB, 5.250%, 11/15/13, MSF, AGM	1,500	1,656
James City County Economic Development Authority, Public Facility Project, RB, 5.000%, 06/15/21, Callable 06/15/17 @ 100, AGM	2,215	2,358
Loudoun County Industrial Development Authority, Public Safety Facilities Lease, Ser A, RB, 5.250%, 12/15/17, Callable 06/15/14 @ 100, AGM	1,110	1,220

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/21	2,460	2,817
Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/25, Callable 01/01/15 @ 100	1,000	1,055
Loudoun County, Public Improvement, GO, 5.000%, 06/01/14	3,500	3,933
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, Callable 02/01/17 @ 100, AGM	2,225	2,455
Newport News, GO, 5.250%, 07/01/15	3,000	3,443
Peninsula Ports Authority, Residential Care Facility, Ser A, RB, 7.375%, 12/01/23, Prerefunded 12/01/13 @ 100	3,520	4,099
Pittsylvania County, GO, 5.000%, 03/01/21, Callable 03/01/20 @ 100	1,000	1,097
Pittsylvania County, Ser B, GO, 5.000%, 03/01/22, Callable 03/01/20 @ 100	1,000	1,086
Portsmouth, GO, 4.000%, 12/01/15	1,635	1,794
Portsmouth, GO, 5.250%, 07/15/24, Callable 07/15/19 @ 100	1,000	1,094
Portsmouth, GO, 5.000%, 07/01/15, NATL-RE	2,285	2,599
Portsmouth, Ser D, GO, 5.000%, 07/15/23, Callable 07/15/20 @ 100	1,250	1,369
Powhatan County, GO, 5.000%, 01/15/32, Callable 01/15/20 @ 100	1,580	1,599
Richmond, GO, 5.000%, 07/15/18	2,000	2,305
Richmond, GO, 5.000%, 07/15/24, Callable 07/15/16 @ 100, AGM	1,435	1,513
Richmond, Ser A, GO, 5.000%, 07/15/17, Callable 07/15/15 @ 100, AGM	1,000	1,122
Richmond, Ser D, GO, 5.000%, 07/15/29, Callable 07/15/20 @ 100	1,125	1,177
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795	1,929
Richmond Industrial Development Authority, Student Housing, RB, 5.450%, 01/01/21, Callable 01/01/13 @ 100	1,000	1,017
Roanoke, GO, 5.000%, 10/01/18	2,450	2,808
Roanoke, GO, 5.000%, 02/01/24, Callable 02/01/15 @ 101	2,500	2,635
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/18, Callable 07/01/12 @ 100, NATL-RE	2,000	2,081
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/21, Callable 07/01/12 @ 100, NATL-RE	1,000	1,031
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.750%, 07/01/14, Callable 07/01/12 @ 100, NATL-RE	2,000	2,097
Smyth County Industrial Development Authority, Mountain States Health Alliance, RB, 5.000%, 07/01/23, Callable 07/01/20 @ 100	1,415	1,356
Spotsylvania County Water & Sewer System, Ser A, RB, 5.000%, 06/01/29, Callable 06/01/20 @ 100	1,020	1,051
Stafford County & Staunton Industrial Development Authority, Ser B, RB, 5.000%, 08/01/25, Callable 08/01/17 @ 100, XLCA	2,500	2,495
Stafford County & Staunton Industrial Development Authority, Ser C, RB, 5.250%, 02/01/20, Callable 02/01/17 @ 100, XLCA	2,165	2,293
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, Prerefunded 06/01/15 @ 100, MSF	4,940	5,467

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia Beach, Public Improvement, GO, 5.000%, 05/01/13	2,000	2,178
Virginia Beach, Public Improvement, GO, 5.000%, 09/15/16	2,325	2,693
Virginia College Building Authority, Educational Facilities Project, Ser A, RB, 5.000%, 02/01/15, Prerefunded 02/01/14 @ 100	4,000	4,459
Virginia College Building Authority, Educational Facilities Project, Ser B, RB, 5.000%, 03/01/21	1,250	1,424
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21, Sinkable 01/01/16 @ 100, MSF	3,950	4,514
Virginia College Building Authority, Public Higher Educational Financing Program, Ser A, RB, 5.000%, 09/01/17, Callable 09/01/16 @ 100	3,000	3,386
Virginia College Building Authority, Public Higher Educational Financing Program, Ser A, RB, 5.000%, 09/01/27, Callable 09/01/18 @ 100	5,000	5,227
Virginia College Building Authority, Public Higher Educational Financing Program, Ser B, RB, 5.000%, 09/01/13	3,000	3,297
Virginia Housing Development Authority, Commonwealth Mortgage, Ser A-1, RB, 3.650%, 01/01/18, GO	1,205	1,246
Virginia Housing Development Authority, Commonwealth Mortgage, Ser E, RB, 6.000%, 07/01/25, Callable 07/01/18 @ 100, GO	2,450	2,579
Virginia Polytechnic Institute & State University, Ser D, RB, 5.125%, 06/01/21, Callable 06/01/14 @ 101, AMBAC	2,095	2,215
Virginia Public Building Authority Facilities, Ser B, RB, 5.000%, 08/01/20, Callable 08/01/19 @ 100	4,000	4,503
Virginia Public School Authority, School Financing, RB, 5.000%, 07/15/26, Callable 07/15/18 @ 100	2,000	2,107
Virginia Public School Authority, School Financing 1997 Resolution, Ser A, RB, 5.000%, 08/01/30, Callable 08/01/20 @ 100	1,000	1,034
Virginia Resources Authority, Clean Water State Revolving Fund, Ser B, RB, 5.000%, 10/01/30, Callable 10/01/20 @ 100	2,000	2,102
Virginia Resources Authority, Clean Water State Revolving Fund, RB, 5.000%, 10/01/20, Callable 10/01/17 @ 100	2,000	2,212
Virginia Resources Authority, Clean Water State Revolving Fund, RB, 5.000%, 10/01/27, Callable 10/01/19 @ 100	2,000	2,131
Virginia Resources Authority Clean Water, Revolving Fund, RB, 5.000%, 10/01/16	2,030	2,348
Virginia Resources Authority Clean Water, Revolving Fund, Ser C, RB, 5.000%, 11/01/20	2,085	2,340
Virginia Resources Authority Infrastructure, Pooled Financing Program, Ser A, RB, 5.000%, 11/01/18	2,775	3,196
Virginia State, Ser A, GO, 5.000%, 06/01/19, Prerefunded 06/01/14 @ 100	3,170	3,570
Western Regional Jail Authority, Jail Facilities, RB, 4.750%, 06/01/23, Callable 06/01/17 @ 100, NATL-RE	2,255	2,317
Winchester, GO, 5.000%, 11/01/18, Callable 11/01/15 @ 100, NATL-RE, FGIC	2,000	2,217

		163,487

Total Municipal Bonds (Cost $166,941)		172,314

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (0.3%)
Federated Virginia Municipal Cash Trust, Institutional Shares, 0.01%(a)	442,704	443

Total Money Market Fund (Cost $443)		443

Total Investments (Cost $167,384)(b) — 97.1%		172,757
Other assets in excess of liabilities — 2.9%		5,250

Net Assets — 100.0%		$178,007

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2011.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Investment Abbreviations

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

BHAC	— Security guaranteed by Berkshire Hathaway Assurance Corporation

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GNMA	— Security guaranteed by Government National Mortgage Association

GO	— General Obligation

MSF	— Mandatory Sinking Fund

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

XLCA	— Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands)

			High
		Georgia	Grade
	Corporate	Tax-Exempt	Municipal	High	Intermediate
	Bond Fund	Bond Fund	Bond Fund	Income Fund	Bond Fund

Assets:
Total Investments, at Cost	$75,474	$165,449	$54,041	$517,786	$1,270,192

Total Investments, at Value*	$80,569	$164,169	$55,308	$536,567	$1,304,722

Cash	—	—	—	44	3,347
Interest and Dividends Receivable	1,096	1,987	709	7,649	10,564
Appreciated Credit Default Swap Agreements, at Value	—	—	—	23	336
Receivable for Capital Shares Issued	2	1	26	2,403	2,578
Receivable for Investment Securities Sold	490	—	2,074	4,770	61,252
Prepaid Expenses and Other Assets	12	5	—	3	13

Total Assets	82,169	166,162	58,117	551,459	1,382,812

Liabilities:
Payable for Investment Securities Purchased	236	—	2,321	24,554	47,546
Payable for Capital Shares Redeemed	252	—	9	912	1,418
Payable Upon Return of Securities Loaned	—	—	—	44,162	11,940
Income Distributions Payable	93	503	136	576	1,635
Depreciated Credit Default Swap Agreements, at Value	—	—	—	34	—
Investment Advisory Fees Payable	29	80	17	234	271
Administration, Fund Accounting and Transfer Agency Fees Payable	12	14	5	14	110
Compliance and Fund Services Fees Payable	1	3	1	7	23
Distribution and Service Fees Payable	14	1	1	22	3
Shareholder Servicing Fees Payable	3	—	—	12	42
Custodian Fees Payable	4	4	3	9	31
Accrued Expenses	2	4	15	10	52

Total Liabilities	646	609	2,508	70,546	63,071

Total Net Assets	$81,523	$165,553	$55,609	$480,913	$1,319,741

Net Assets Consist of:
Capital	$74,788	$174,205	$55,335	$456,783	$1,290,675
Accumulated Net Investment Income (Loss)	(325)	193	(7)	(41)	(2,941)
Accumulated Net Realized Gain (Loss) from Investment and Swap Transactions	1,965	(7,565)	(986)	5,411	(2,456)
Net Unrealized Appreciation/Deprecation on Investments, Swaps and Foreign Currencies	5,095	(1,280)	1,267	18,760	34,463

Net Assets	$81,523	$165,553	$55,609	$480,913	$1,319,741

Net Assets:
I Shares	$63,132	$159,996	$47,695	$394,690	$1,305,914
A Shares	2,198	5,557	7,914	70,552	12,926
C Shares	16,193	—	—	—	—
R Shares	—	—	—	15,671	901
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	6,581	16,436	4,369	54,176	126,226
A Shares	228	570	725	9,677	1,249
C Shares	1,688	—	—	—	—
R Shares	—	—	—	2,150	87
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.59	$9.73	$10.92	$7.29 (c)	$10.35
A Shares	9.64	9.75	10.92	7.29	10.35
C Shares(b)	9.59	—	—	—	—
R Shares	—	—	—	7.29	10.35
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$10.12	$10.24	$11.46	$7.65	$10.87
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%

*	Investments include securities on loan of $–, $–, $–, $41,578, $11,678, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.
(c)	Net Asset Value (“NAV”) varies from NAV reported to shareholders on March 31, 2011, as these financial statements are prepared inclusive of trade date adjustments.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands)

		Investment		Limited-Term
	Investment	Grade		Federal	Maryland
	Grade	Tax-Exempt	Limited	Mortgage	Municipal
	Bond Fund	Bond Fund	Duration Fund	Securities Fund	Bond Fund

Assets:
Total Investments, at Cost	$306,550	$1,099,009	$22,524	$41,293	$24,854

Total Investments, at Value	$318,431	$1,106,324	$22,609	$41,481	$25,202

Cash	1,860	—	—	—	—
Interest and Dividends Receivable	3,157	11,945	7	154	250
Appreciated Credit Default Swap Agreements, at Value	83	—	—	—	—
Receivable for Capital Shares Issued	458	675	—	1,152	—
Receivable for Investment Securities Sold	7,569	8,463	—	2,980	—
Prepaid Expenses and Other Assets	7	21	3	4	5

Total Assets	331,565	1,127,428	22,619	45,771	25,457

Liabilities:
Payable for Investment Securities Purchased	8,203	25,314	725	4,832	—
Payable for Capital Shares Redeemed	1,358	1,364	—	55	—
Income Distributions Payable	119	1,240	4	30	57
Investment Advisory Fees Payable	141	454	2	16	12
Administration, Fund Accounting and Transfer Agency Fees Payable	30	117	1	4	1
Compliance and Fund Services Fees Payable	6	18	—	1	—
Distribution and Service Fees Payable	8	8	—	7	1
Shareholder Servicing Fees Payable	3	14	—	—	—
Custodian Fees Payable	23	10	3	4	2
Accrued Expenses	8	28	1	1	1

Total Liabilities	9,899	28,567	736	4,950	74

Total Net Assets	$321,666	$1,098,861	$21,883	$40,821	$25,383

Net Assets Consist of:
Capital	$310,759	$1,099,250	$23,359	$57,946	$25,057
Accumulated Net Investment Income (Loss)	(924)	(224)	(3)	(37)	(42)
Accumulated Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	(34)	(7,480)	(1,558)	(17,276)	20
Net Unrealized Appreciation on Investments and Swaps	11,865	7,315	85	188	348

Net Assets	$321,666	$1,098,861	$21,883	$40,821	$25,383

Net Assets:
I Shares	$295,931	$1,067,672	$21,883	$30,522	$21,302
A Shares	19,087	31,189	—	2,924	4,081
C Shares	—	—	—	7,375	—
R Shares	6,648	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	26,893	91,637	2,241	2,882	2,097
A Shares	1,735	2,674	—	277	402
C Shares	—	—	—	697	—
R Shares	604	—	—	—	—
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$11.00	$11.65	$9.76	$10.59	$10.16
A Shares	11.00	11.66	—	10.57	10.16
C Shares(b)	—	—	—	10.59	—
R Shares	11.01	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$11.55	$12.24	$—	$10.84	$10.67
Maximum Sales Charge — A Shares	4.75%	4.75%	—	2.50%	4.75%

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands)

	North Carolina	Seix Floating
	Tax-Exempt	Rate High	Seix Global	Seix High	Short-Term
	Bond Fund	Income Fund	Strategy Fund	Yield Fund	Bond Fund

Assets:
Total Investments, at Cost	$51,558	$3,350,446	$9,256	$1,689,450	$344,547

Total Investments, at Value*	$51,520	$3,416,765	$9,259	$1,810,836	$348,599

Cash	—	—	—	47	—
Cash Collateral Held at Broker	—	—	—	—	1,061
Interest and Dividends Receivable	716	14,552	—	33,338	2,345
Receivable for Capital Shares Issued	—	20,001	—	11,135	423
Receivable for Investment Securities Sold	—	48,251	—	48,306	4,281
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	227	—	—
Receivable from Adviser	—	—	3	—	—
Receivable for Futures Variation Margin	—	—	—	—	6
Prepaid Expenses and Other Assets	8	31	—	42	14

Total Assets	52,244	3,499,600	9,489	1,903,704	356,729

Liabilities:
Payable for Investment Securities Purchased	—	317,102	820	49,572	—
Payable for Closed Swap Agreements	—	—	287	—	—
Payable for Capital Shares Redeemed	1	3,515	—	1,783	624
Payable Upon Return of Securities Loaned	—	—	—	83,050	—
Income Distributions Payable	145	7,188	—	5,186	427
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	163	—	—
Investment Advisory Fees Payable	25	1,034	—	631	127
Administration, Fund Accounting and Transfer Agency Fees Payable	3	137	1	155	28
Compliance and Fund Services Fees Payable	1	42	1	29	7
Distribution and Service Fees Payable	—	35	—	8	3
Shareholder Servicing Fees Payable	—	—	—	3	—
Custodian Fees Payable	3	119	4	14	13
Accrued Expenses	1	63	18	42	11

Total Liabilities	179	329,235	1,294	140,473	1,240

Total Net Assets	$52,065	$3,170,365	$8,195	$1,763,231	$355,489

Net Assets Consist of:
Capital	$53,729	$3,160,461	$9,337	$1,684,103	$358,194
Accumulated Net Investment Income (Loss)	(63)	246	(203)	128	193
Accumulated Net Realized Gain (Loss) from Investments, Futures and Swap Transactions	(1,563)	(56,661)	(1,006)	(42,386)	(6,950)
Net Unrealized Appreciation on Investments, Futures and Swaps	(38)	66,319	67	121,386	4,052

Net Assets	$52,065	$3,170,365	$8,195	$1,763,231	$355,489

Net Assets:
I Shares	$51,372	$3,078,972	$8,118	$1,724,652	$350,162
A Shares	693	69,159	77	35,238	2,642
C Shares	—	22,234	—	—	2,685
R Shares	—	—	—	3,341	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	5,297	341,541	873	171,234	35,184
A Shares	72	7,673	8	3,580	265
C Shares	—	2,466	—	—	269
R Shares	—	—	—	332	—
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.70	$9.01	$9.30 (c)	$10.07	$9.95
A Shares	9.67	9.01	9.30 (c)	9.84	9.98
C Shares(b)	—	9.02	—	—	9.98
R Shares	—	—	—	10.07	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$10.15	$9.24	$9.76	$10.33	$10.24
Maximum Sales Charge — A Shares	4.75%	2.50%	4.75%	4.75%	2.50%

*	Investments include securities on loan of $–, $–, $–, $79,398, $–, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.
(c)	Net Asset Value (“NAV”) varies from NAV reported to shareholders on March 31, 2011, as these financial statements are prepared inclusive of trade date adjustments.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2011  (Amounts in thousands)

					U.S.
					Government	Virginia
	Short-Term			U.S.	Securities	Intermediate
	U.S. Treasury	Total Return	Ultra-Short	Government	Ultra-Short	Municipal
	Securities Fund	Bond Fund	Bond Fund	Securities Fund	Bond Fund	Bond Fund

Assets:
Total Investments, at Cost	$35,559	$696,828	$117,202	$52,154	$1,650,690	$167,384

Total Investments, at Value	$35,980	$713,647	$117,800	$52,855	$1,663,758	$172,757

Cash	—	359	—	—	60	—
Cash Collateral Held at Broker	—	—	—	—	813	—
Interest and Dividends Receivable	186	4,947	466	259	15,641	2,241
Appreciated Credit Default Swap Agreements, at Value	—	164	—	—	—	—
Receivable for Capital Shares Issued	29	2,854	98	158	8,810	1
Receivable for Investment Securities Sold	—	32,860	3,988	—	—	3,598
Prepaid Expenses and Other Assets	9	44	12	2	32	5

Total Assets	36,204	754,875	122,364	53,274	1,689,114	178,602

Liabilities:
Payable for Investment Securities Purchased	—	46,072	2,997	—	31,363	—
Payable for Capital Shares Redeemed	28	2,397	3,467	72	8,077	24
Income Distributions Payable	17	753	66	25	305	459
Investment Advisory Fees Payable	8	151	22	23	265	85
Administration, Fund Accounting and Transfer Agency Fees Payable	4	68	6	6	221	15
Compliance and Fund Services Fees Payable	1	12	2	1	27	3
Distribution and Service Fees Payable	7	5	—	3	—	2
Custodian Fees Payable	3	33	6	3	24	4
Accrued Expenses	—	18	3	1	40	3

Total Liabilities	68	49,509	6,569	134	40,322	595

Total Net Assets	$36,136	$705,366	$115,795	$53,140	$1,648,792	$178,007

Net Assets Consist of:
Capital	$35,707	$691,374	$119,542	$51,479	$1,651,566	$172,370
Accumulated Net Investment Income (Loss)	(2)	(2,115)	16	—	1,085	38
Accumulated Net Realized Gain (Loss) from Investment and Swap Transactions	10	(679)	(4,361)	960	(16,927)	226
Net Unrealized Appreciation on Investments and Swaps	421	16,786	598	701	13,068	5,373

Net Assets	$36,136	$705,366	$115,795	$53,140	$1,648,792	$178,007

Net Assets:
I Shares	$22,875	$684,952	$115,795	$48,580	$1,648,792	$165,536
A Shares	5,562	17,589	—	2,089	—	12,471
C Shares	7,699	—	—	2,471	—	—
R Shares	—	2,825	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	2,265	65,860	11,657	5,632	163,681	16,209
A Shares	551	1,640	—	242	—	1,221
C Shares	764	—	—	287	—	—
R Shares	—	271	—	—	—	—
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$10.10	$10.40	$9.93	$8.63	$10.07	$10.21
A Shares	10.09	10.73	—	8.63	—	10.21
C Shares(b)	10.08	—	—	8.63	—	—
R Shares	—	10.40	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$10.35	$11.27	$—	$9.06	$—	$10.72
Maximum Sales Charge — A Shares	2.50%	4.75%	—	4.75%	—	4.75%

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011  (Amounts in thousands)

			High
		Georgia	Grade
	Corporate	Tax-Exempt	Municipal	High	Intermediate
	Bond Fund	Bond Fund	Bond Fund	Income Fund	Bond Fund

Investment Income:
Interest Income	$7,107	$9,514	$2,767	$18,969	$46,988
Dividend Income	—	5	6	118	9
Dividend Income from Affiliated Investment Companies	1	—	—	19	167
Net Income from Securities Lending	—	—	—	225	6

Total Investment Income	7,108	9,519	2,773	19,331	47,170

Expenses:
Investment Advisory Fees	559	1,185	335	1,482	3,646
Administration, Fund Accounting and Transfer Agency Fees	56	58	19	81	455
Compliance & Fund Services Fees	8	12	4	14	89
Distribution and Service Fees — A Shares	13	13	11	65	32
Distribution and Service Fees — C Shares	181	—	—	—	—
Distribution and Service Fees — R Shares	—	—	—	80	5
Shareholder Servicing Fees — I Shares	15	—	—	—	563
Shareholder Servicing Fees — A Shares	1	—	—	—	5
Shareholder Servicing Fees — R Shares	—	—	—	25	2
Custodian Fees	7	9	5	17	57
Printing Fees	6	10	9	32	96
Registration Fees	47	12	51	74	74
Trustee Fees	6	9	3	10	66
Other Fees	14	28	8	31	201

Total Expenses	913	1,336	445	1,911	5,291
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	(36)	—	—
Less: Custodian Credits (Note 3)	—	—	—	—	(1)

Net Expenses	913	1,336	409	1,911	5,290

Net Investment Income (Loss)	6,195	8,183	2,364	17,420	41,880

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	12,194	(2,938)	841	10,345	39,410
Credit Default Swap Agreements	—	—	—	104	5,382
Interest Rate Swap Agreements	—	—	—	—	183
Forward Foreign Currency Contracts	—	—	—	—	(12,780)
Net Change in Unrealized Appreciation/Depreciation on:
Investments and Foreign Currencies	(5,382)	(7,494)	(2,161)	9,287	(10,934)
Credit Default Swap Agreements	—	—	—	(21)	(1,435)
Forward Foreign Currency Contracts	—	—	—	—	(2,247)

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	6,812	(10,432)	(1,320)	19,715	17,579

Change in Net Assets from Operations	$13,007	$(2,249)	$1,044	$37,135	$59,459

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011  (Amounts in thousands)

		Investment		Limited-Term
	Investment	Grade		Federal	Maryland
	Grade	Tax-Exempt	Limited	Mortgage	Municipal
	Bond Fund	Bond Fund	Duration Fund	Securities Fund	Bond Fund

Investment Income:
Interest Income	$14,452	$37,449	$288	$723	$1,151
Dividend Income	1	89	—	—	—
Dividend Income from Affiliated Investment Companies	9	1	1	3	—
Net Income from Securities Lending	1	—	—	—	—

Total Investment Income	14,463	37,539	289	726	1,151

Expenses:
Investment Advisory Fees	1,938	5,526	22	149	158
Administration, Fund Accounting and Transfer Agency Fees	161	363	8	17	10
Compliance & Fund Services Fees	23	68	1	2	2
Distribution and Service Fees — A Shares	75	85	—	5	7
Distribution and Service Fees — C Shares	—	—	—	80	—
Distribution and Service Fees — R Shares	38	—	—	—	—
Shareholder Servicing Fees — I Shares	17	224	—	—	—
Shareholder Servicing Fees — A Shares	—	1	—	—	—
Shareholder Servicing Fees — R Shares	6	—	—	—	—
Custodian Fees	41	21	7	9	5
Printing Fees	32	49	3	9	5
Registration Fees	52	67	5	49	11
Trustee Fees	17	49	1	1	1
Other Fees	49	153	—	3	4

Total Expenses	2,449	6,606	47	324	203
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	—	(45)	—
Less: Custodian Credits (Note 3)	(1)	—	—	—	—

Net Expenses	2,448	6,606	47	279	203

Net Investment Income (Loss)	12,015	30,933	242	447	948

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	13,442	9,395	95	1,203	321
Credit Default Swap Agreements	1,407	—	—	—	—
Interest Rate Swap Agreements	49	—	—	—	—
Forward Foreign Currency Contracts	(3,294)	—	—	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments and Foreign Currencies	(6,745)	(18,311)	(43)	(270)	(1,015)
Credit Default Swap Agreements	(359)	—	—	—	—
Forward Foreign Currency Contracts	(604)	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	3,896	(8,916)	52	933	(694)

Change in Net Assets from Operations	$15,911	$22,017	$294	$1,380	$254

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011  (Amounts in thousands)

	North Carolina	Seix Floating
	Tax-Exempt	Rate High	Seix Global	Seix High	Short-Term
	Bond Fund	Income Fund	Strategy Fund	Yield Fund	Bond Fund

Investment Income:
Interest Income	$2,362	$125,552	$15	$139,446	$12,643
Dividend Income	2	27	1	325	3
Dividend Income from Affiliated Investment Companies	—	73	9	34	4
Net Income from Securities Lending	—	—	—	190	1

Total Investment Income	2,364	125,652	25	139,995	12,651

Expenses:
Investment Advisory Fees	306	7,447	176	7,032	1,944
Administration, Fund Accounting and Transfer Agency Fees	16	677	8	758	150
Compliance & Fund Services Fees	3	101	2	95	28
Distribution and Service Fees — A Shares	1	105	—	50	6
Distribution and Service Fees — C Shares	—	121	—	—	27
Distribution and Service Fees — R Shares	—	—	—	24	—
Shareholder Servicing Fees — I Shares	—	126	—	7	—
Shareholder Servicing Fees — A Shares	—	9	—	—	—
Shareholder Servicing Fees — R Shares	—	—	—	7	—
Custodian Fees	6	135	4	33	25
Printing Fees	5	92	3	91	20
Registration Fees	7	109	56	84	49
Trustee Fees	3	73	2	71	20
Other Fees	9	225	5	269	79

Total Expenses	356	9,220	256	8,521	2,348
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	(19)	—	—
Less: Custodian Credits (Note 3)	—	—	—	—	—

Net Expenses	356	9,220	237	8,521	2,348

Net Investment Income (Loss)	2,008	116,432	(212)	131,474	10,303

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	(608)	8,124	(230)	86,286	3,882
Futures contracts	—	—	—	—	61
Credit Default Swap Agreements	—	(648)	(72)	—	—
Interest Rate Swap Agreements	—	—	33	—	—
Forward Foreign Currency Contracts	—	—	(5,593)	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments and Foreign Currencies	(1,559)	20,731	3	15,465	(2,485)
Futures contracts	—	—	—	—	6
Credit Default Swap Agreements	—	47	(81)	—	—
Forward Foreign Currency Contracts	—	—	(22)	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies	(2,167)	28,254	(5,962)	101,751	1,464

Change in Net Assets from Operations	$(159)	$144,686	$(6,174)	$233,225	$11,767

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2011  (Amounts in thousands)

					U.S.
					Government	Virginia
	Short-Term			U.S.	Securities	Intermediate
	U.S. Treasury	Total Return	Ultra-Short	Government	Ultra-Short	Municipal
	Securities Fund	Bond Fund	Bond Fund	Securities Fund	Bond Fund	Bond Fund

Investment Income:
Interest Income	$698	$25,746	$1,741	$1,772	$16,398	$7,808
Dividend Income	—	3	—	—	—	—
Dividend Income from Affiliated Investment Companies	—	70	1	1	1	—
Net Income from Securities Lending	—	4	—	—	—	—

Total Investment Income	698	25,823	1,742	1,773	16,399	7,808

Expenses:
Investment Advisory Fees	159	1,870	235	336	2,913	1,116
Administration, Fund Accounting and Transfer Agency Fees	19	247	36	19	458	52
Compliance & Fund Services Fees	2	45	6	2	91	12
Distribution and Service Fees — A Shares	10	38	—	7	—	21
Distribution and Service Fees — C Shares	72	—	—	29	—	—
Distribution and Service Fees — R Shares	—	8	—	—	—	—
Shareholder Servicing Fees — I Shares	—	71	—	—	1,154	—
Shareholder Servicing Fees — A Shares	—	1	—	—	—	—
Shareholder Servicing Fees — R Shares	—	1	—	—	—	—
Custodian Fees	5	62	17	3	64	8
Printing Fees	6	36	6	3	83	10
Registration Fees	46	70	25	47	100	17
Trustee Fees	2	33	4	2	66	9
Other Fees	6	110	13	6	200	26

Total Expenses	327	2,592	342	454	5,129	1,271
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(35)	—	—	—	—	—
Less: Custodian Credits (Note 3)	—	—	—	—	—	—

Net Expenses	292	2,592	342	454	5,129	1,271

Net Investment Income (Loss)	406	23,231	1,400	1,319	11,270	6,537

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	258	22,917	159	1,999	3,533	1,096
Futures contracts	—	—	—	—	(428)	—
Credit Default Swap Agreements	—	3,482	—	—	—	—
Interest Rate Swap Agreements	—	82	—	—	—	—
Forward Foreign Currency Contracts	—	(6,195)	—	—	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments and Foreign Currencies	(255)	(4,498)	331	(11)	10,268	(3,124)
Credit Default Swap Agreements	—	(672)	—	—	—	—
Forward Foreign Currency Contracts	—	(1,035)	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies	3	14,081	490	1,988	13,373	(2,028)

Change in Net Assets from Operations	$409	$37,312	$1,890	$3,307	$24,643	$4,509

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Georgia		High Grade
	Corporate		Tax-Exempt		Municipal
	Bond Fund		Bond Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10#	03/31/11	03/31/10#

Operations:
Net Investment Income	$6,195	$7,495	$8,183	$7,312	$2,364	$2,706
Net Realized Gain (Loss)	12,194	5,906	(2,938)	1,081	841	2,217
Net Change in Unrealized Appreciation (Depreciation)	(5,382)	11,172	(7,494)	6,398	(2,161)	2,288

Change in Net Assets from Operations	13,007	24,573	(2,249)	14,791	1,044	7,211

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(5,359)	(6,582)	(7,862)	(7,047)	(2,094)	(2,502)
A Shares	(178)	(170)	(321)	(225)	(270)	(164)
C Shares	(658)	(743)	—	(40)	—	(40)
Net Realized Gains:
I Shares	(1,929)	—	—	—	—	—
A Shares	(103)	—	—	—	—	—
C Shares	(430)	—	—	—	—	—

Total Dividends and Distributions	(8,657)	(7,495)	(8,183)	(7,312)	(2,364)	(2,706)

Change in Net Assets from Capital Transactions	(103,975)	103,837	(40,055)	37,944	(3,879)	(24,297)

Change in Net Assets	(99,625)	120,915	(50,487)	45,423	(5,199)	(19,792)

Net Assets:
Beginning of Period	181,148	60,233	216,040	170,617	60,808	80,600

End of Period	$81,523	$181,148	$165,553	$216,040	$55,609	$60,808

Accumulated Net Investment Income (Loss), End of Period	$(325)	$(678)	$193	$190	$(7)	$(7)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Georgia Tax-Exempt Bond Fund and High Grade Municipal Bond Fund and those Funds’ C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Georgia		High Grade
	Corporate		Tax-Exempt		Municipal
	Bond Fund		Bond Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10#	03/31/11	03/31/10#

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$28,969	$163,231	$51,331	$74,450	$10,962	$8,619
Dividends Reinvested	3,645	1,753	442	432	275	350
Cost of Shares Redeemed	(131,523)	(61,513)	(87,539)	(39,976)	(17,631)	(32,494)

Change in Net Assets from I Shares	(98,909)	103,471	(35,766)	34,906	(6,394)	(23,525)

A Shares:
Proceeds from Shares Issued	1,357	2,380	396	9,460	3,736	4,502
Dividends Reinvested	180	126	135	114	92	80
Cost of Shares Redeemed	(3,906)	(548)	(4,820)	(2,354)	(1,313)	(1,137)

Change in Net Assets from A Shares	(2,369)	1,958	(4,289)	7,220	2,515	3,445

C Shares:
Proceeds from Shares Issued	373	972	—	1	—	—
Dividends Reinvested	800	520	—	35	—	21
Cost of Shares Redeemed	(3,870)	(3,084)	—	(4,218)	—	(4,238)

Change in Net Assets from C Shares	(2,697)	(1,592)	—	(4,182)	—	(4,217)

Change in Net Assets from Capital Transactions	$(103,975)	$103,837	$(40,055)	$37,944	$(3,879)	$(24,297)

Shares Transactions:
I Shares:
Issued	2,932	18,132	5,045	7,325	976	784
Reinvested	374	184	43	43	24	32
Redeemed	(13,108)	(6,608)	(8,782)	(3,925)	(1,584)	(2,975)

Change in I Shares	(9,802)	11,708	(3,694)	3,443	(584)	(2,159)

A Shares:
Issued	138	257	38	934	329	418
Reinvested	18	13	13	11	8	7
Redeemed	(395)	(57)	(476)	(230)	(115)	(103)

Change in A Shares	(239)	213	(425)	715	222	322

C Shares:
Issued	37	107	—	—	—	—
Reinvested	82	56	—	3	—	2
Redeemed	(392)	(331)	—	(421)	—	(393)

Change in C Shares	(273)	(168)	—	(418)	—	(391)

Change in Shares	(10,314)	11,753	(4,119)	3,740	(362)	(2,228)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Georgia Tax-Exempt Bond Fund and High Grade Municipal Bond Fund and those Funds’ C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					Investment Grade
	High Income Fund		Intermediate Bond Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10	03/31/11	03/31/10#

Operations:
Net Investment Income	$17,420	$7,324	$41,880	$46,142	$12,015	$17,041
Net Realized Gain (Loss)	10,449	9,252	32,195	(6,177)	11,604	1,671
Net Change in Unrealized Appreciation (Depreciation)	9,266	14,684	(14,616)	40,523	(7,708)	16,209

Change in Net Assets from Operations	37,135	31,260	59,459	80,488	15,911	34,921

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(14,896)	(5,778)	(35,299)	(40,778)	(7,713)	(13,968)
A Shares	(1,440)	(159)	(268)	(207)	(471)	(869)
R Shares	(1,048)	(1,255)	(16)	(25)	(126)	(373)
Tax Return of Capital:
I Shares	—	—	(4,359)	—	(2,940)	—
A Shares	—	—	(37)	—	(206)	—
R Shares	—	—	(3)	—	(64)	—
Net Realized Gains:
I Shares	(554)	—	(41,037)	(8,037)	(15,435)	(328)
A Shares	(56)	—	(363)	(46)	(1,016)	(22)
R Shares	(40)	—	(25)	(8)	(318)	(11)

Total Dividends and Distributions	(18,034)	(7,192)	(81,407)	(49,101)	(28,289)	(15,571)

Change in Net Assets from Capital Transactions	293,562	107,078	(230,486)	466,125	(74,594)	(37,181)

Change in Net Assets	312,663	131,146	(252,434)	497,512	(86,972)	(17,831)

Net Assets:
Beginning of Period	168,250	37,104	1,572,175	1,074,663	408,638	426,469

End of Period	$480,913	$168,250	$1,319,741	$1,572,175	$321,666	$408,638

Accumulated Net Investment Income (Loss), End of Period	$(41)	$(41)	$(2,941)	$789	$(924)	$(972)

(#)	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the High Income Fund and Investment Grade Bond Fund and the Funds’ C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					Investment Grade
	High Income Fund		Intermediate Bond Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10	03/31/11	03/31/10#

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$390,769	$176,079	$395,573	$909,070	$79,442	$136,011
Dividends Reinvested	10,236	3,612	40,471	19,335	23,761	11,529
Cost of Shares Redeemed	(170,554)	(73,611)	(667,637)	(471,909)	(167,960)	(182,048)

Change in Net Assets from I Shares	230,451	106,080	(231,593)	456,496	(64,757)	(34,508)

A Shares:
Proceeds from Shares Issued	78,667	4,329	7,440	13,706	5,510	13,093
Dividends Reinvested	944	67	600	216	1,466	789
Cost of Shares Redeemed	(14,814)	(2,030)	(6,776)	(4,796)	(14,039)	(14,312)

Change in Net Assets from A Shares	64,797	2,366	1,264	9,126	(7,063)	(430)

R Shares:
Proceeds from Shares Issued	2,107	759	215	1,255	227	2,793
Dividends Reinvested	740	847	44	27	462	350
Cost of Shares Redeemed	(4,533)	(2,974)	(416)	(779)	(3,463)	(5,386)

Change in Net Assets from R Shares	(1,686)	(1,368)	(157)	503	(2,774)	(2,243)

Change in Net Assets from Capital Transactions	$293,562	$107,078	$(230,486)	$466,125	$(74,594)	$(37,181)

Shares Transactions:
I Shares:
Issued	55,337	27,685	36,955	87,059	6,811	12,090
Reinvested	1,462	587	3,850	1,842	2,110	1,017
Redeemed	(24,513)	(11,516)	(62,702)	(45,098)	(14,634)	(16,114)

Change in I Shares	32,286	16,756	(21,897)	43,803	(5,713)	(3,007)

A Shares:
Issued	11,084	681	698	1,312	474	1,172
Reinvested	133	11	57	21	130	70
Redeemed	(2,104)	(312)	(638)	(457)	(1,216)	(1,274)

Change in A Shares	9,113	380	117	876	(612)	(32)

R Shares:
Issued	301	118	20	120	19	253
Reinvested	107	142	4	3	41	31
Redeemed	(645)	(493)	(39)	(74)	(298)	(473)

Change in R Shares	(237)	(233)	(15)	49	(238)	(189)

Change in Shares	41,162	16,903	(21,795)	44,728	(6,563)	(3,228)

(#)	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the High Income Fund and Investment Grade Bond Fund and the Funds’ C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Investment Grade				Limited-Term
	Tax-Exempt				Federal Mortgage
	Bond Fund		Limited Duration Fund		Securities Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10	03/31/11	03/31/10

Operations:
Net Investment Income	$30,933	$30,048	$242	$209	$447	$1,210
Net Realized Gain (Loss)	9,395	32,711	95	(67)	1,203	1,922
Net Change in Unrealized Appreciation (Depreciation)	(18,311)	10,460	(43)	550	(270)	(1,039)

Change in Net Assets from Operations	22,017	73,219	294	692	1,380	2,093

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(30,314)	(29,449)	(185)	(175)	(493)	(1,033)
A Shares	(689)	(553)	—	—	(65)	(79)
C Shares	—	(46)	—	—	(129)	(205)
Net Realized Gains:
I Shares	(26,422)	(14,559)	—	—	—	—
A Shares	(723)	(332)	—	—	—	—

Total Dividends and Distributions	(58,148)	(44,939)	(185)	(175)	(687)	(1,317)

Change in Net Assets from Capital Transactions	72,676	197,622	(708)	(8,861)	8,267	(18,749)

Change in Net Assets	36,545	225,902	(599)	(8,344)	8,960	(17,973)

Net Assets:
Beginning of Period	1,062,316	836,414	22,482	30,826	31,861	49,834

End of Period	$1,098,861	$1,062,316	$21,883	$22,482	$40,821	$31,861

Accumulated Net Investment Income (Loss), End of Period	$(224)	$(154)	$(3)	$—	$(37)	$(43)

#	Effective at the close of business on July 31, 2009, C Shares converted to A Shares for the Investment Grade Tax-Exempt Bond Fund and the Fund’s C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Investment Grade				Limited-Term
	Tax-Exempt				Federal Mortgage
	Bond Fund		Limited Duration Fund		Securities Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10	03/31/11	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$384,067	$440,312	$345	$96	$24,913	$7,293
Dividends Reinvested	25,728	16,457	128	129	285	480
Cost of Shares Redeemed	(345,053)	(263,724)	(1,181)	(9,086)	(16,136)	(26,479)

Change in Net Assets from I Shares	64,742	193,045	(708)	(8,861)	9,062	(18,706)

A Shares:
Proceeds from Shares Issued	13,282	11,669	—	—	1,115	1,046
Dividends Reinvested	807	450	—	—	51	64
Cost of Shares Redeemed	(6,155)	(2,128)	—	—	(895)	(705)

Change in Net Assets from A Shares	7,934	9,991	—	—	271	405

C Shares:
Proceeds from Shares Issued	—	837	—	—	432	280
Dividends Reinvested	—	34	—	—	105	170
Cost of Shares Redeemed	—	(6,285)	—	—	(1,603)	(898)

Change in Net Assets from C Shares	—	(5,414)	—	—	(1,066)	(448)

Change in Net Assets from Capital Transactions	$72,676	$197,622	$(708)	$(8,861)	$8,267	$(18,749)

Shares Transactions:
I Shares:
Issued	31,783	36,838	35	10	2,354	716
Reinvested	2,164	1,375	14	13	27	47
Redeemed	(28,903)	(22,072)	(122)	(946)	(1,522)	(2,581)

Change in I Shares	5,044	16,141	(73)	(923)	859	(1,818)

A Shares:
Issued	1,089	979	—	—	105	102
Reinvested	68	38	—	—	5	6
Redeemed	(512)	(178)	—	—	(84)	(68)

Change in A Shares	645	839	—	—	26	40

C Shares:
Issued	—	71	—	—	41	27
Reinvested	—	3	—	—	11	17
Redeemed	—	(531)	—	—	(151)	(88)

Change in C Shares	—	(457)	—	—	(99)	(44)

Change in Shares	5,689	16,523	(73)	(923)	786	(1,822)

#	Effective at the close of business on July 31, 2009, C Shares converted to A Shares for the Investment Grade Tax-Exempt Bond Fund and the Fund’s C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			North Carolina		Seix Floating
	Maryland Municipal		Tax-Exempt		Rate High
	Bond Fund		Bond Fund		Income Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10#	03/31/11	03/31/10

Operations:
Net Investment Income	$948	$1,101	$2,008	$1,903	$116,432	$56,765
Net Realized Gain (Loss)	321	419	(608)	818	7,476	14,919
Net Change in Unrealized Appreciation (Depreciation)	(1,015)	937	(1,559)	1,348	20,778	124,333

Change in Net Assets from Operations	254	2,457	(159)	4,069	144,686	196,017

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(797)	(933)	(1,982)	(1,880)	(101,713)	(53,150)
A Shares	(151)	(120)	(26)	(23)	(1,958)	(679)
C Shares	—	(48)	—	—	(599)	(178)
Net Realized Gains:
I Shares	(69)	—	—	—	—	—
A Shares	(14)	—	—	—	—	—

Total Dividends and Distributions	(1,031)	(1,101)	(2,008)	(1,903)	(104,270)	(54,007)

Change in Net Assets from Capital Transactions	(3,372)	(3,241)	1,604	6,243	1,926,941	497,595

Change in Net Assets	(4,149)	(1,885)	(563)	8,409	1,967,357	639,605

Net Assets:
Beginning of Period	29,532	31,417	52,628	44,219	1,203,008	563,403

End of Period	$25,383	$29,532	$52,065	$52,628	$3,170,365	$1,203,008

Accumulated Net Investment Income (Loss), End of Period	$(42)	$(42)	$(63)	$(63)	$246	$230

#	Effective at the close of business on July 31, 2009, C Shares converted to A Shares for the Maryland Municipal Bond Fund and North Carolina Tax-Exempt Bond Fund and the Funds’ C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			North Carolina		Seix Floating
	Maryland Municipal		Tax-Exempt		Rate High
	Bond Fund		Bond Fund		Income Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10#	03/31/11	03/31/10#	03/31/11	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$3,574	$7,500	$15,483	$18,746	$2,419,811	$757,371
Dividends Reinvested	22	21	39	35	57,050	34,287
Cost of Shares Redeemed	(5,978)	(10,376)	(13,876)	(12,715)	(610,585)	(315,573)

Change in Net Assets from I Shares	(2,382)	(2,855)	1,646	6,066	1,866,276	476,085

A Shares:
Proceeds from Shares Issued	108	5,671	1	173	55,682	19,475
Dividends Reinvested	138	93	14	13	878	269
Cost of Shares Redeemed	(1,236)	(666)	(57)	(9)	(10,428)	(4,694)

Change in Net Assets from A Shares	(990)	5,098	(42)	177	46,132	15,050

C Shares:
Proceeds from Shares Issued	—	121	—	—	15,703	6,620
Dividends Reinvested	—	38	—	—	360	122
Cost of Shares Redeemed	—	(5,643)	—	—	(1,530)	(282)

Change in Net Assets from C Shares	—	(5,484)	—	—	14,533	6,460

Change in Net Assets from Capital Transactions	$(3,372)	$(3,241)	$1,604	$6,243	$1,926,941	$497,595

Shares Transactions:
I Shares:
Issued	339	723	1,545	1,886	271,073	90,967
Reinvested	2	2	4	4	6,437	4,056
Redeemed	(565)	(1,000)	(1,404)	(1,271)	(69,289)	(37,315)

Change in I Shares	(224)	(275)	145	619	208,221	57,708

A Shares:
Issued	10	551	—	18	6,221	2,304
Reinvested	13	9	2	1	99	32
Redeemed	(117)	(64)	(6)	(1)	(1,181)	(550)

Change in A Shares	(94)	496	(4)	18	5,139	1,786

C Shares:
Issued	—	12	—	—	1,757	786
Reinvested	—	4	—	—	41	14
Redeemed	—	(548)	—	—	(173)	(33)

Change in C Shares	—	(532)	—	—	1,625	767

Change in Shares	(318)	(311)	141	637	214,985	60,261

#	Effective at the close of business on July 31, 2009, C Shares converted to A Shares for the Maryland Municipal Bond Fund and North Carolina Tax-Exempt Bond Fund and the Funds’ C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Seix Global		Seix High		Short-Term
	Strategy Fund		Yield Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10

Operations:
Net Investment Income (Loss)	$(212)	$(68)	$131,474	$112,690	$10,303	$12,655
Net Realized Gain (Loss)	(5,862)	95	86,286	49,863	3,943	(2,342)
Net Change in Unrealized Appreciation (Depreciation)	(100)	118	15,465	178,452	(2,479)	23,695

Change in Net Assets from Operations	(6,174)	145	233,225	341,005	11,767	34,008

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(199)	—	(129,551)	(110,348)	(10,404)	(12,233)
A Shares	—	—	(1,560)	(1,852)	(60)	(83)
C Shares	—	—	—	—	(32)	(56)
R Shares	—	—	(358)	(483)	—	—
Tax Return of Capital:
I Shares	(6)	—	—	—	—	—
Net Realized Gains:
I Shares	(21)	(268)	—	—	—	—

Total Dividends and Distributions	(226)	(268)	(131,469)	(112,683)	(10,496)	(12,372)

Change in Net Assets from Capital Transactions	5,006	(715)	(96,928)	720,459	(141,338)	141,453
Capital Contributions From Administrator∧	—	—	—	3	—	3

Change in Net Assets	(1,394)	(838)	4,828	948,784	(140,067)	163,092

Net Assets:
Beginning of Period	9,589	10,427	1,758,403	809,619	495,556	332,464

End of Period	$8,195	$9,589	$1,763,231	$1,758,403	$355,489	$495,556

Accumulated Net Investment Income (Loss), End of Period	$(203)	$32	$128	$(112)	$193	$194

∧	Capital Contribution is a result of a Fair Funds settlement due to market timing.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Seix Global		Seix High		Short-Term
	Strategy Fund		Yield Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$40,743	$4,773	$926,438	$1,157,073	$106,943	$228,789
Dividends Reinvested	137	158	73,852	74,321	2,557	3,298
Cost of Shares Redeemed	(35,951)	(5,646)	(1,099,468)	(516,762)	(250,008)	(90,789)

Change in Net Assets from I Shares	4,929	(715)	(99,178)	714,632	(140,508)	141,298

A Shares:
Proceeds from Shares Issued	77	8	47,735	16,746	721	1,152
Dividends Reinvested	—	—	957	1,269	47	65
Cost of Shares Redeemed	—	(8)	(43,136)	(12,314)	(1,523)	(707)

Change in Net Assets from A Shares	77	—	5,556	5,701	(755)	510

C Shares:
Proceeds from Shares Issued	—	—	—	—	230	273
Dividends Reinvested	—	—	—	—	28	51
Cost of Shares Redeemed	—	—	—	—	(333)	(679)

Change in Net Assets from C Shares	—	—	—	—	(75)	(355)

R Shares:
Proceeds from Shares Issued	—	—	104	662	—	—
Dividends Reinvested	—	—	150	169	—	—
Cost of Shares Redeemed	—	—	(3,560)	(705)	—	—

Change in Net Assets from R Shares	—	—	(3,306)	126	—	—

Change in Net Assets from Capital Transactions	$5,006	$(715)	$(96,928)	$720,459	$(141,338)	$141,453

Shares Transactions:
I Shares:
Issued	3,807	469	95,517	130,252	10,711	23,415
Reinvested	13	16	7,658	8,295	256	336
Redeemed	(3,880)	(551)	(114,149)	(57,773)	(25,039)	(9,270)

Change in I Shares	(60)	(66)	(10,974)	80,774	(14,072)	14,481

A Shares:
Issued	8	1	5,030	1,901	72	117
Reinvested	—	—	101	145	5	7
Redeemed	—	(1)	(4,620)	(1,423)	(152)	(72)

Change in A Shares	8	—	511	623	(75)	52

C Shares:
Issued	—	—	—	—	23	27
Reinvested	—	—	—	—	3	5
Redeemed	—	—	—	—	(33)	(69)

Change in C Shares	—	—	—	—	(7)	(37)

R Shares:
Issued	—	—	11	77	—	—
Reinvested	—	—	16	19	—	—
Redeemed	—	—	(366)	(78)	—	—

Change in R Shares	—	—	(339)	18	—	—

Change in Shares	(52)	(66)	(10,802)	81,415	(14,154)	14,496

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Short-Term
	U.S. Treasury		Total Return		Ultra-Short
	Securities Fund		Bond Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10

Operations:
Net Investment Income	$406	$809	$23,231	$25,439	$1,400	$1,678
Net Realized Gain (Loss)	258	1,123	20,286	9,199	159	(1,583)
Net Change in Unrealized Appreciation (Depreciation)	(255)	(1,165)	(6,205)	16,402	331	3,800

Change in Net Assets from Operations	409	767	37,312	51,040	1,890	3,895

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(331)	(711)	(18,081)	(22,794)	(1,635)	(1,680)
A Shares	(59)	(78)	(343)	(126)	—	—
C Shares	(16)	(22)	—	—	—	—
R Shares	—	—	(33)	(15)	—	—
Tax Return of Capital:
I Shares	—	—	(5,873)	—	—	—
A Shares	—	—	(117)	—	—	—
R Shares	—	—	(12)	—	—	—
Net Realized Gains:
I Shares	(401)	(158)	(28,505)	(9,360)	—	—
A Shares	(86)	(12)	(748)	(82)	—	—
C Shares	(121)	(17)	—	—	—	—
R Shares	—	—	(76)	(9)	—	—

Total Dividends and Distributions	(1,014)	(998)	(53,788)	(32,386)	(1,635)	(1,680)

Change in Net Assets from Capital Transactions	(9,028)	(39,659)	(11,996)	112,082	23,012	35,225

Change in Net Assets	(9,633)	(39,890)	(28,472)	130,736	23,267	37,440

Net Assets:
Beginning of Period	45,769	85,659	733,838	603,102	92,528	55,088

End of Period	$36,136	$45,769	$705,366	$733,838	$115,795	$92,528

Accumulated Net Investment Income (Loss), End of Period	$(2)	$(2)	$(2,115)	$(1,876)	$16	$20

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Short-Term
	U.S. Treasury		Total Return		Ultra-Short
	Securities Fund		Bond Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$7,095	$49,937	$361,728	$403,149	$108,470	$88,321
Dividends Reinvested	309	265	34,441	17,434	871	919
Cost of Shares Redeemed	(17,649)	(78,270)	(420,287)	(316,866)	(86,329)	(54,015)

Change in Net Assets from I Shares	(10,245)	(28,068)	(24,118)	103,717	23,012	35,225

A Shares:
Proceeds from Shares Issued	909	4,366	17,408	10,059	—	—
Dividends Reinvested	63	62	1,145	191	—	—
Cost of Shares Redeemed	(1,166)	(15,368)	(8,649)	(2,257)	—	—

Change in Net Assets from A Shares	(194)	(10,940)	9,904	7,993	—	—

C Shares:
Proceeds from Shares Issued	2,720	929	—	—	—	—
Dividends Reinvested	120	33	—	—	—	—
Cost of Shares Redeemed	(1,429)	(1,613)	—	—	—	—

Change in Net Assets from C Shares	1,411	(651)	—	—	—	—

R Shares:
Proceeds from Shares Issued	—	—	2,481	520	—	—
Dividends Reinvested	—	—	120	24	—	—
Cost of Shares Redeemed	—	—	(383)	(172)	—	—

Change in Net Assets from R Shares	—	—	2,218	372	—	—

Change in Net Assets from Capital Transactions	$(9,028)	$(39,659)	$(11,996)	$112,082	$23,012	$35,225

Shares Transactions:
I Shares:
Issued	689	4,869	33,464	38,188	10,917	8,982
Reinvested	30	26	3,266	1,650	88	94
Redeemed	(1,716)	(7,607)	(39,231)	(30,163)	(8,689)	(5,524)

Change in I Shares	(997)	(2,712)	(2,501)	9,675	2,316	3,552

A Shares:
Issued	89	425	1,551	925	—	—
Reinvested	6	6	106	18	—	—
Redeemed	(114)	(1,495)	(799)	(209)	—	—

Change in A Shares	(19)	(1,064)	858	734	—	—

C Shares:
Issued	265	91	—	—	—	—
Reinvested	12	3	—	—	—	—
Redeemed	(140)	(157)	—	—	—	—

Change in C Shares	137	(63)	—	—	—	—

R Shares:
Issued	—	—	230	49	—	—
Reinvested	—	—	11	2	—	—
Redeemed	—	—	(37)	(16)	—	—

Change in R Shares	—	—	204	35	—	—

Change in Shares	(879)	(3,839)	(1,439)	10,444	2,316	3,552

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			U.S. Government		Virginia Intermediate
	U.S. Government		Securities Ultra-Short		Municipal
	Securities Fund		Bond Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10#

Operations:
Net Investment Income	$1,319	$3,693	$11,270	$12,556	$6,537	$7,284
Net Realized Gain (Loss)	1,999	12,195	3,105	(1,312)	1,096	999
Net Change in Unrealized Appreciation (Depreciation)	(11)	(22,059)	10,268	2,430	(3,124)	2,661

Change in Net Assets from Operations	3,307	(6,171)	24,643	13,674	4,509	10,944

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,248)	(3,954)	(24,487)	(15,844)	(6,109)	(6,879)
A Shares	(42)	(61)	—	—	(429)	(382)
C Shares	(30)	(55)	—	—	—	(21)
Net Realized Gains:
I Shares	(2,208)	(17,876)	—	—	(1,195)	(470)
A Shares	(88)	(469)	—	—	(86)	(31)
C Shares	(103)	(584)	—	—	—	—

Total Dividends and Distributions	(3,719)	(22,999)	(24,487)	(15,844)	(7,819)	(7,783)

Change in Net Assets from Capital Transactions	(23,710)	(241,898)	307,644	1,252,487	(24,456)	10,526

Change in Net Assets	(24,122)	(271,068)	307,800	1,250,317	(27,766)	13,687

Net Assets:
Beginning of Period	77,262	348,330	1,340,992	90,675	205,773	192,086

End of Period	$53,140	$77,262	$1,648,792	$1,340,992	$178,007	$205,773

Accumulated Net Investment Income (Loss), End of Period	$—	$1	$1,085	$1,456	$38	$34

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Virginia Intermediate Bond Fund and the Fund’s C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			U.S. Government		Virginia Intermediate
	U.S. Government		Securities Ultra-Short		Municipal
	Securities Fund		Bond Fund		Bond Fund
	04/01/10-	04/01/09-	04/01/10-	04/01/09-	04/01/10-	04/01/09-
	03/31/11	03/31/10	03/31/11	03/31/10	03/31/11	03/31/10#

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$14,813	$25,469	$1,363,674	$1,477,956	$22,185	$51,209
Dividends Reinvested	2,386	11,829	19,505	11,403	703	340
Cost of Shares Redeemed	(40,163)	(279,232)	(1,075,535)	(236,872)	(45,838)	(44,911)

Change in Net Assets from I Shares	(22,964)	(241,934)	307,644	1,252,487	(22,950)	6,638

A Shares:
Proceeds from Shares Issued	548	417	—	—	2,198	7,147
Dividends Reinvested	105	423	—	—	239	218
Cost of Shares Redeemed	(853)	(907)	—	—	(3,943)	(861)

Change in Net Assets from A Shares	(200)	(67)	—	—	(1,506)	6,504

C Shares:
Proceeds from Shares Issued	111	134	—	—	—	5
Dividends Reinvested	121	596	—	—	—	14
Cost of Shares Redeemed	(778)	(627)	—	—	—	(2,635)

Change in Net Assets from C Shares	(546)	103	—	—	—	(2,616)

Change in Net Assets from Capital Transactions	$(23,710)	$(241,898)	$307,644	$1,252,487	$(24,456)	$10,526

Shares Transactions:
I Shares:
Issued	1,644	2,472	135,317	146,490	2,121	4,926
Reinvested	271	1,316	1,936	1,131	68	32
Redeemed	(4,489)	(26,334)	(106,750)	(23,484)	(4,413)	(4,315)

Change in I Shares	(2,574)	(22,546)	30,503	124,137	(2,224)	643

A Shares:
Issued	60	39	—	—	209	687
Reinvested	12	47	—	—	23	21
Redeemed	(94)	(88)	—	—	(381)	(83)

Change in A Shares	(22)	(2)	—	—	(149)	625

C Shares:
Issued	12	14	—	—	—	1
Reinvested	14	67	—	—	—	1
Redeemed	(86)	(62)	—	—	—	(255)

Change in C Shares	(60)	19	—	—	—	(253)

Change in Shares	(2,656)	(22,529)	30,503	124,137	(2,373)	1,015

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Virginia Intermediate Bond Fund and the Fund’s C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
				Net									Ratio of	Net	Ratio of
				Realized									Net	Investment	Expenses to
				and				Distributions		Net			Expenses	Income	Average Net
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset			to	to	Assets
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers And	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Corporate Bond Fund
I Shares
Year Ended March 31, 2011	$9.63	$0.45	(d)	$0.20	$0.65	$(0.45)	$—	$(0.24)	$(0.69)	$9.59	6.92%	$63,132	0.52%	4.56%	0.52%	47%
Year Ended March 31, 2010	8.53	0.46	(d)	1.09	1.55	(0.45)	—	—	(0.45)	9.63	18.49	157,739	0.50	4.86	0.50	75
Year Ended March 31, 2009	9.60	0.49	(d)	(0.86)	(0.37)	(0.70)	—	—	(0.70)	8.53	(4.10)	39,881	0.73	5.29	0.74	357
Year Ended March 31, 2008	9.88	0.60	(d)	(0.27)	0.33	(0.61)	—	—	(0.61)	9.60	3.43	62,581	0.69	6.16	0.71	439
Year Ended March 31, 2007	9.64	0.50	(d)	0.31	0.81	(0.40)	(0.17)	—	(0.57)	9.88	8.66	86,812	0.71	5.20	0.73	397
A Shares
Year Ended March 31, 2011	9.67	0.42	(d)	0.21	0.63	(0.42)	—	(0.24)	(0.66)	9.64	6.67	2,198	0.83	4.25	0.83	47
Year Ended March 31, 2010	8.57	0.43	(d)	1.10	1.53	(0.43)	—	—	(0.43)	9.67	18.05	4,524	0.80	4.52	0.80	75
Year Ended March 31, 2009	9.64	0.45	(d)	(0.85)	(0.40)	(0.67)	—	—	(0.67)	8.57	(4.37)	2,181	1.03	4.96	1.03	357
Year Ended March 31, 2008	9.92	0.57	(d)	(0.27)	0.30	(0.58)	—	—	(0.58)	9.64	3.10	1,226	0.99	5.84	1.00	439
Year Ended March 31, 2007	9.68	0.49	(d)	0.30	0.79	(0.39)	(0.16)	—	(0.55)	9.92	8.31	1,144	1.01	5.10	1.03	397
C Shares
Year Ended March 31, 2011	9.63	0.36	(d)	0.20	0.56	(0.36)	—	(0.24)	(0.60)	9.59	5.87	16,193	1.50	3.64	1.50	47
Year Ended March 31, 2010	8.53	0.36		1.10	1.46	(0.36)	—	—	(0.36)	9.63	17.32	18,885	1.50	3.89	1.50	75
Year Ended March 31, 2009	9.61	0.40	(d)	(0.87)	(0.47)	(0.61)	—	—	(0.61)	8.53	(5.16)	18,171	1.73	4.32	1.74	357
Year Ended March 31, 2008	9.88	0.50	(d)	(0.26)	0.24	(0.51)	—	—	(0.51)	9.61	2.50	24,777	1.70	5.17	1.71	439
Year Ended March 31, 2007	9.65	0.43	(d)	0.28	0.71	(0.34)	(0.14)	—	(0.48)	9.88	7.48	32,864	1.71	4.43	1.73	397
Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2011	10.23	0.39	(d)	(0.50)	(0.11)	(0.39)	—	—	(0.39)	9.73	(1.19)	159,996	0.61	3.81	0.61	44
Year Ended March 31, 2010	9.81	0.39		0.42	0.81	(0.39)	—	—	(0.39)	10.23	8.32	205,856	0.60	3.80	0.60	45
Year Ended March 31, 2009∧	9.95	0.37		(0.14)	0.23	(0.37)	—	—	(0.37)	9.81	2.43	163,761	0.67	3.82	0.68	63
Year Ended March 31, 2008	10.25	0.39		(0.33)	0.06	(0.36)	—	—	(0.36)	9.95	0.60	169,453	0.59	3.83	0.60	30
Year Ended March 31, 2007	10.16	0.37		0.13	0.50	(0.40)	—	(0.01)	(0.41)	10.25	4.95	142,485	0.60	3.71	0.60	61
A Shares
Year Ended March 31, 2011	10.24	0.37	(d)	(0.49)	(0.12)	(0.37)	—	—	(0.37)	9.75	(1.24)	5,557	0.76	3.64	0.76	44
Year Ended March 31, 2010	9.83	0.36		0.42	0.78	(0.37)	—	—	(0.37)	10.24	8.03	10,184	0.75	3.56	0.75	45
Year Ended March 31, 2009∧	9.97	0.37		(0.15)	0.22	(0.36)	—	—	(0.36)	9.83	2.27	2,747	0.82	3.66	0.83	63
Year Ended March 31, 2008	10.26	0.38		(0.32)	0.06	(0.35)	—	—	(0.35)	9.97	0.54	4,164	0.74	3.63	0.75	30
Year Ended March 31, 2007	10.18	0.35		0.12	0.47	(0.38)	—	(0.01)	(0.39)	10.26	4.68	3,592	0.75	3.56	0.75	61
High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2011	11.15	0.44	(d)	(0.23)	0.21	(0.44)	—	—	(0.44)	10.92	1.82	47,695	0.65	3.90	0.71	122
Year Ended March 31, 2010	10.49	0.42		0.66	1.08	(0.42)	—	—	(0.42)	11.15	10.43	55,203	0.64	3.83	0.66	123
Year Ended March 31, 2009	10.80	0.38		(0.31)	0.07	(0.38)	—	—	(0.38)	10.49	0.72	74,586	0.62	3.57	0.62	209
Year Ended March 31, 2008	10.92	0.37		(0.09)	0.28	(0.37)	—	(0.03)	(0.40)	10.80	2.58	173,975	0.66	3.40	0.66	183
Year Ended March 31, 2007	10.82	0.37		0.12	0.49	(0.37)	—	(0.02)	(0.39)	10.92	4.54	163,707	0.60	3.37	0.61	128
A Shares
Year Ended March 31, 2011	11.15	0.42	(d)	(0.23)	0.19	(0.42)	—	—	(0.42)	10.92	1.66	7,914	0.80	3.72	0.87	122
Year Ended March 31, 2010	10.49	0.40		0.66	1.06	(0.40)	—	—	(0.40)	11.15	10.26	5,605	0.79	3.66	0.81	123
Year Ended March 31, 2009	10.80	0.37		(0.31)	0.06	(0.37)	—	—	(0.37)	10.49	0.56	1,900	0.78	3.47	0.78	209
Year Ended March 31, 2008	10.93	0.35		(0.10)	0.25	(0.35)	—	(0.03)	(0.38)	10.80	2.33	2,442	0.81	3.26	0.81	183
Year Ended March 31, 2007	10.83	0.35		0.12	0.47	(0.35)	—	(0.02)	(0.37)	10.93	4.38	2,844	0.75	3.23	0.76	128

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
				Net										Ratio of	Net	Ratio of
				Realized										Net	Investment	Expenses to
				and				Distributions		Net				Expenses	Income	Average Net
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset				to	to	Assets
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,			Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total		End of	Net	Net	Waivers And	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)		Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
High Income Fund
I Shares
Year Ended March 31, 2011	$6.77	$0.50	(d)	$0.54	$1.04	$(0.50)	$—	$(0.02)	$(0.52)	$7.29	15.83	%(h)	$394,690	0.70%	7.10%	0.70%	269%
Year Ended March 31, 2010	4.67	0.55		2.09	2.64	(0.54)	—	—	(0.54)	6.77	58.65		148,252	0.70	8.97	0.72	466
Year Ended March 31, 2009	6.40	0.54		(1.74)	(1.20)	(0.53)	—	—	(0.53)	4.67	(19.40)		23,995	0.70	9.67	0.76	368
Year Ended March 31, 2008	7.36	0.57		(0.82)	(0.25)	(0.58)	—	(0.13)	(0.71)	6.40	(3.68)		30,587	0.70	8.23	0.71	403
Year Ended March 31, 2007	6.97	0.58		0.39	0.97	(0.58)	—	—	(0.58)	7.36	14.58		42,809	0.70	8.11	0.71	379
A Shares
Year Ended March 31, 2011	6.78	0.47	(d)	0.54	1.01	(0.48)	—	(0.02)	(0.50)	7.29	15.47		70,552	1.00	6.62	1.00	269
Year Ended March 31, 2010	4.68	0.53		2.09	2.62	(0.52)	—	—	(0.52)	6.78	58.07		3,822	0.99	8.67	1.01	466
Year Ended March 31, 2009	6.41	0.52		(1.74)	(1.22)	(0.51)	—	—	(0.51)	4.68	(19.60)		860	0.99	8.33	1.04	368
Year Ended March 31, 2008	7.37	0.55		(0.82)	(0.27)	(0.56)	—	(0.13)	(0.69)	6.41	(3.96)		847	1.00	7.95	1.02	403
Year Ended March 31, 2007	6.98	0.56		0.39	0.95	(0.56)	—	—	(0.56)	7.37	14.22		498	1.00	7.86	1.01	379
R Shares(e)
Year Ended March 31, 2011	6.78	0.45	(d)	0.53	0.98	(0.45)	—	(0.02)	(0.47)	7.29	15.07		15,671	1.40	6.54	1.40	269
Year Ended March 31, 2010	4.67	0.51		2.10	2.61	(0.50)	—	—	(0.50)	6.78	57.86		16,176	1.35	8.68	1.38	466
Year Ended March 31, 2009	6.40	0.49		(1.74)	(1.25)	(0.48)	—	—	(0.48)	4.67	(20.20)		12,249	1.70	8.54	1.76	368
Year Ended March 31, 2008	7.36	0.50		(0.82)	(0.32)	(0.51)	—	(0.13)	(0.64)	6.40	(4.63)		20,546	1.71	7.24	1.72	403
Year Ended March 31, 2007	6.97	0.51		0.39	0.90	(0.51)	—	—	(0.51)	7.36	13.45		28,862	1.70	7.11	1.71	379
Intermediate Bond Fund
I Shares
Year Ended March 31, 2011	10.53	0.29	(d)	0.11	0.40	(0.25)	(0.03)	(0.30)	(0.58)	10.35	3.75		1,305,914	0.34	2.73	0.34	128
Year Ended March 31, 2010	10.27	0.34	(d)	0.27	0.61	(0.30)	—	(0.05)	(0.35)	10.53	6.08		1,559,191	0.31	3.24	0.31	122
Year Ended March 31, 2009	10.29	0.43		0.24	0.67	(0.46)	—	(0.23)	(0.69)	10.27	6.83		1,071,496	0.29	4.24	0.29	217
Year Ended March 31, 2008	9.96	0.50		0.33	0.83	(0.49)	—	(0.01)	(0.50)	10.29	8.57		812,982	0.29	4.80	0.30	254
Year Ended March 31, 2007	9.85	0.46	(d)	0.11	0.57	(0.46)	—	—	(0.46)	9.96	5.97		94,136	0.31	4.67	0.31	225
A Shares
Year Ended March 31, 2011	10.53	0.28	(d)	0.09	0.37	(0.22)	(0.03)	(0.30)	(0.55)	10.35	3.49		12,926	0.60	2.62	0.60	128
Year Ended March 31, 2010	10.27	0.31	(d)	0.28	0.59	(0.28)	—	(0.05)	(0.33)	10.53	5.83		11,916	0.55	2.96	0.55	122
Year Ended March 31, 2009	10.29	0.41		0.23	0.64	(0.43)	—	(0.23)	(0.66)	10.27	6.54		2,624	0.54	3.89	0.54	217
Year Ended March 31, 2008	9.95	0.47		0.34	0.81	(0.46)	—	(0.01)	(0.47)	10.29	8.39		736	0.55	4.60	0.55	254
Year Ended March 31, 2007	9.85	0.44	(d)	0.10	0.54	(0.44)	—	—	(0.44)	9.95	5.62		105	0.58	4.72	0.58	225
R Shares(f)
Year Ended March 31, 2011	10.53	0.23	(d)	0.09	0.32	(0.17)	(0.03)	(0.30)	(0.50)	10.35	3.03		901	1.10	2.13	1.10	128
Year Ended March 31, 2010	10.27	0.27	(d)	0.28	0.55	(0.24)	—	(0.05)	(0.29)	10.53	5.47		1,068	0.91	2.56	0.91	122
Year Ended March 31, 2009	10.29	0.36		0.22	0.58	(0.37)	—	(0.23)	(0.60)	10.27	5.84		543	1.02	3.33	1.02	217
Period from January 18, 2008 through March 31, 2008	10.32	0.07		(0.03)	0.04	(0.07)	—	—	(0.07)	10.29	0.40		9	1.28	3.62	1.28	254
Period from April 1, 2007 through October 17, 2007	9.95	0.21		0.01	0.22	(0.21)	—	—	(0.21)	9.96	2.21		1	1.43	3.86	1.43	254
Year Ended March 31, 2007	9.85	0.36	(d)	0.12	0.48	(0.38)	—	—	(0.38)	9.95	4.92		1	1.31	3.61	1.31	225

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
				Net									Ratio of	Net	Ratio of
				Realized									Net	Investment	Expenses to
				and				Distributions		Net			Expenses	Income	Average Net
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset			to	to	Assets
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers And	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Investment Grade Bond Fund
I Shares
Year Ended March 31, 2011	$11.42	$0.36	(d)	$0.09	$0.45	$(0.25)	$(0.10)	$(0.52)	$(0.87)	$11.00	3.91%	$295,931	0.60%	3.11%	0.60%	121%
Year Ended March 31, 2010	10.93	0.43		0.46	0.89	(0.39)	—	(0.01)	(0.40)	11.42	8.26	372,232	0.57	3.89	0.57	99
Year Ended March 31, 2009	10.74	0.46		0.24	0.70	(0.51)	—	—	(0.51)	10.93	6.78	389,205	0.56	4.38	0.56	208
Year Ended March 31, 2008	10.49	0.50		0.26	0.76	(0.51)	—	—	(0.51)	10.74	7.47	385,110	0.56	4.82	0.56	227
Year Ended March 31, 2007	10.40	0.49		0.10	0.59	(0.50)	—	—	(0.50)	10.49	5.79	394,196	0.55	4.70	0.55	240
A Shares
Year Ended March 31, 2011	11.42	0.35	(d)	0.06	0.41	(0.21)	(0.10)	(0.52)	(0.83)	11.00	3.61	19,087	0.87	3.03	0.87	121
Year Ended March 31, 2010	10.93	0.41		0.45	0.86	(0.36)	—	(0.01)	(0.37)	11.42	7.91	26,790	0.89	3.59	0.89	99
Year Ended March 31, 2009	10.74	0.43		0.24	0.67	(0.48)	—	—	(0.48)	10.93	6.46	25,996	0.86	4.10	0.86	208
Year Ended March 31, 2008	10.49	0.47		0.26	0.73	(0.48)	—	—	(0.48)	10.74	7.15	14,495	0.86	4.54	0.86	227
Year Ended March 31, 2007	10.40	0.46		0.10	0.56	(0.47)	—	—	(0.47)	10.49	5.48	16,526	0.85	4.40	0.85	240
R Shares(e)
Year Ended March 31, 2011	11.42	0.31	(d)	0.08	0.39	(0.18)	(0.10)	(0.52)	(0.80)	11.01	3.41	6,648	1.20	2.71	1.20	121
Year Ended March 31, 2010	10.93	0.37		0.45	0.82	(0.32)	—	(0.01)	(0.33)	11.42	7.54	9,616	1.23	3.23	1.23	99
Year Ended March 31, 2009	10.75	0.37		0.22	0.59	(0.41)	—	—	(0.41)	10.93	5.62	11,268	1.55	3.37	1.55	208
Year Ended March 31, 2008	10.50	0.40		0.26	0.66	(0.41)	—	—	(0.41)	10.75	6.40	7,709	1.56	3.83	1.56	227
Year Ended March 31, 2007	10.40	0.38		0.11	0.49	(0.39)	—	—	(0.39)	10.50	4.84	9,024	1.55	3.69	1.55	240
Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2011	11.99	0.33	(d)	(0.06)	0.27	(0.33)	—	(0.28)	(0.61)	11.65	2.22	1,067,672	0.57	2.71	0.57	159
Year Ended March 31, 2010	11.60	0.37		0.56	0.93	(0.37)	—	(0.17)	(0.54)	11.99	8.15	1,037,972	0.55	3.08	0.56	169
Year Ended March 31, 2009	11.59	0.38		0.08	0.46	(0.38)	—	(0.07)	(0.45)	11.60	4.12	817,297	0.54	3.30	0.55	221
Year Ended March 31, 2008	11.47	0.38		0.15	0.53	(0.38)	—	(0.03)	(0.41)	11.59	4.73	546,323	0.57	3.32	0.57	189
Year Ended March 31, 2007	11.38	0.38		0.12	0.50	(0.37)	—	(0.04)	(0.41)	11.47	4.51	410,473	0.55	3.28	0.55	214
A Shares
Year Ended March 31, 2011	12.00	0.29	(d)	(0.06)	0.23	(0.29)	—	(0.28)	(0.57)	11.66	1.93	31,189	0.85	2.42	0.85	159
Year Ended March 31, 2010	11.61	0.34		0.56	0.90	(0.34)	—	(0.17)	(0.51)	12.00	7.82	24,344	0.84	2.74	0.85	169
Year Ended March 31, 2009	11.60	0.34		0.08	0.42	(0.34)	—	(0.07)	(0.41)	11.61	3.81	13,819	0.84	2.97	0.84	221
Year Ended March 31, 2008	11.48	0.35		0.15	0.50	(0.35)	—	(0.03)	(0.38)	11.60	4.41	10,869	0.87	3.02	0.87	189
Year Ended March 31, 2007	11.39	0.34		0.13	0.47	(0.34)	—	(0.04)	(0.38)	11.48	4.20	11,723	0.85	2.97	0.85	214
Limited Duration Fund
I Shares
Year Ended March 31, 2011	9.71	0.10	(d)	0.03	0.13	(0.08)	—	—	(0.08)	9.76	1.37	21,883	0.22	1.11	0.22	76
Year Ended March 31, 2010	9.52	0.08		0.18	0.26	(0.07)	—	—	(0.07)	9.71	2.69	22,482	0.23	0.82	0.23	124
Year Ended March 31, 2009	9.87	0.23		(0.37)	(0.14)	(0.21)	—	—	(0.21)	9.52	(1.38)	30,826	0.19	2.43	0.19	44
Year Ended March 31, 2008	9.98	0.50		(0.12)	0.38	(0.49)	—	—	(0.49)	9.87	3.90	43,509	0.17	5.01	0.17	132
Year Ended March 31, 2007	9.99	0.51		(0.02)	0.49	(0.50)	—	—	(0.50)	9.98	5.04	40,291	0.14	5.03	0.14	185

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
				Net									Ratio of	Net	Ratio of
				Realized									Net	Investment	Expenses to
				and				Distributions		Net			Expenses	Income	Average Net
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset			to	to	Assets
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers And	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2011	$10.38	$0.19	(d)	$0.30	$0.49	$(0.28)	$—	$—	$(0.28)	$10.59	4.73%	$30,522	0.65%	1.77%	0.80%	452%
Year Ended March 31, 2010	10.19	0.31		0.23	0.54	(0.35)	—	—	(0.35)	10.38	5.41	20,998	0.62	3.25	0.66	435
Year Ended March 31, 2009	9.93	0.43		0.29	0.72	(0.46)	—	—	(0.46)	10.19	7.48	39,135	0.60	4.34	0.60	337
Year Ended March 31, 2008	9.94	0.46	(d)	0.03	0.49	(0.50)	—	—	(0.50)	9.93	5.08	85,638	0.58	4.63	0.58	154
Year Ended March 31, 2007	9.88	0.43	(d)	0.09	0.52	(0.46)	—	—	(0.46)	9.94	5.33	422,749	0.55	4.32	0.55	90
A Shares
Year Ended March 31, 2011	10.36	0.17	(d)	0.30	0.47	(0.26)	—	—	(0.26)	10.57	4.53	2,924	0.85	1.63	1.01	452
Year Ended March 31, 2010	10.17	0.30		0.22	0.52	(0.33)	—	—	(0.33)	10.36	5.21	2,598	0.82	2.91	0.88	435
Year Ended March 31, 2009	9.91	0.41		0.29	0.70	(0.44)	—	—	(0.44)	10.17	7.29	2,143	0.81	4.14	0.81	337
Year Ended March 31, 2008	9.92	0.44	(d)	0.03	0.47	(0.48)	—	—	(0.48)	9.91	4.88	2,670	0.78	4.46	0.78	154
Year Ended March 31, 2007	9.87	0.41	(d)	0.08	0.49	(0.44)	—	—	(0.44)	9.92	5.03	3,540	0.75	4.12	0.75	90
C Shares
Year Ended March 31, 2011	10.38	0.09	(d)	0.29	0.38	(0.17)	—	—	(0.17)	10.59	3.69	7,375	1.66	0.82	1.82	452
Year Ended March 31, 2010	10.19	0.22		0.22	0.44	(0.25)	—	—	(0.25)	10.38	4.36	8,265	1.62	2.15	1.67	435
Year Ended March 31, 2009	9.93	0.33		0.29	0.62	(0.36)	—	—	(0.36)	10.19	6.42	8,556	1.60	3.33	1.60	337
Year Ended March 31, 2008	9.94	0.36	(d)	0.03	0.39	(0.40)	—	—	(0.40)	9.93	4.04	10,798	1.58	3.65	1.59	154
Year Ended March 31, 2007	9.89	0.33	(d)	0.08	0.41	(0.36)	—	—	(0.36)	9.94	4.18	14,530	1.55	3.30	1.55	90
Maryland Municipal Bond Fund
I Shares
Year Ended March 31, 2011	10.48	0.35	(d)	(0.29)	0.06	(0.35)	—	(0.03)	(0.38)	10.16	0.53	21,302	0.68	3.32	0.68	33
Year Ended March 31, 2010	10.04	0.37		0.44	0.81	(0.37)	—	—	(0.37)	10.48	8.18	24,332	0.65	3.58	0.65	35
Year Ended March 31, 2009	10.04	0.37		—	0.37	(0.37)	—	—	(0.37)	10.04	3.79	26,064	0.63	3.71	0.63	26
Year Ended March 31, 2008	10.21	0.37		(0.16)	0.21	(0.37)	—	(0.01)	(0.38)	10.04	2.07	38,138	0.62	3.66	0.62	23
Year Ended March 31, 2007	10.14	0.38	(d)	0.11	0.49	(0.38)	—	(0.04)	(0.42)	10.21	4.93	29,513	0.63	3.75	0.63	57
A Shares
Year Ended March 31, 2011	10.48	0.33	(d)	(0.29)	0.04	(0.33)	—	(0.03)	(0.36)	10.16	0.38	4,081	0.83	3.18	0.83	33
Period Ended March 31, 2010#	10.29	0.24		0.19	0.43	(0.24)	—	—	(0.24)	10.48	4.18	5,200	0.81	3.38	0.81	35
Period Ended March 31, 2009##	10.05	0.27		(0.25)	0.02	(0.27)	—	—	(0.27)	9.80	0.22	—	0.78	3.58	0.78	26
Year Ended March 31, 2008	10.22	0.36		(0.16)	0.20	(0.36)	—	(0.01)	(0.37)	10.05	1.91	45	0.79	3.65	0.79	23
Year Ended March 31, 2007	10.15	0.38	(d)	0.10	0.48	(0.37)	—	(0.04)	(0.41)	10.22	4.77	45	0.78	3.69	0.78	57
North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2011	10.07	0.36	(d)	(0.37)	(0.01)	(0.36)	—	—	(0.36)	9.70	(0.14)	51,372	0.64	3.61	0.64	49
Year Ended March 31, 2010	9.63	0.37		0.44	0.81	(0.37)	—	—	(0.37)	10.07	8.53	51,866	0.62	3.72	0.62	65
Year Ended March 31, 2009	9.71	0.35		(0.08)	0.27	(0.35)	—	—	(0.35)	9.63	2.88	43,660	0.61	3.66	0.61	74
Year Ended March 31, 2008	10.05	0.37		(0.34)	0.03	(0.37)	—	—	(0.37)	9.71	0.26	43,046	0.61	3.69	0.61	76
Year Ended March 31, 2007	9.90	0.35	(d)	0.15	0.50	(0.35)	—	—	(0.35)	10.05	5.17	44,130	0.59	3.54	0.59	84
A Shares
Year Ended March 31, 2011	10.04	0.35	(d)	(0.37)	(0.02)	(0.35)	—	—	(0.35)	9.67	(0.30)	693	0.79	3.47	0.79	49
Year Ended March 31, 2010	9.61	0.36		0.43	0.79	(0.36)	—	—	(0.36)	10.04	8.28	762	0.77	3.57	0.77	65
Year Ended March 31, 2009	9.68	0.33		(0.06)	0.27	(0.34)	—	—	(0.34)	9.61	2.84	559	0.76	3.53	0.76	74
Year Ended March 31, 2008	10.03	0.34		(0.34)	—	(0.35)	—	—	(0.35)	9.68	0.01	760	0.77	3.57	0.77	76
Year Ended March 31, 2007	9.88	0.34	(d)	0.15	0.49	(0.34)	—	—	(0.34)	10.03	5.02	896	0.75	3.46	0.75	84

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
				Net										Ratio of	Net	Ratio of
				Realized										Net	Investment	Expenses to
				and				Distributions		Net				Expenses	Income	Average Net
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset				to	to	Assets
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,			Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total		End of	Net	Net	Waivers And	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)		Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Seix Floating Rate High Income Fund(g)
I Shares
Year Ended March 31, 2011	$8.80	$0.59	(d)	$0.15	$0.74	$(0.53)	$—	$—	$(0.53)	$9.01	8.64%		$3,078,972	0.51%	6.62%	0.51%	104%
Year Ended March 31, 2010	7.37	0.53		1.40	1.93	(0.50)	—	—	(0.50)	8.80	26.68		1,173,308	0.50	7.08	0.50	117
Year Ended March 31, 2009	8.90	0.52		(1.53)	(1.01)	(0.52)	—	—	(0.52)	7.37	(11.67)		557,347	0.49	6.31	0.49	226
Year Ended March 31, 2008	9.98	0.70		(1.06)	(0.36)	(0.70)	—	(0.02)	(0.72)	8.90	(3.85)		553,208	0.51	7.34	0.51	134
Year Ended March 31, 2007	9.96	0.69		0.03	0.72	(0.70)	—	—	(0.70)	9.98	7.47		582,861	0.51	7.03	0.51	148
A Shares
Year Ended March 31, 2011	8.80	0.55	(d)	0.16	0.71	(0.50)	—	—	(0.50)	9.01	8.29		69,159	0.84	6.22	0.84	104
Year Ended March 31, 2010	7.38	0.50		1.39	1.89	(0.47)	—	—	(0.47)	8.80	26.11		22,298	0.81	6.81	0.81	117
Year Ended March 31, 2009	8.90	0.50		(1.52)	(1.02)	(0.50)	—	—	(0.50)	7.38	(11.82)		5,513	0.79	6.08	0.79	226
Year Ended March 31, 2008	9.99	0.67		(1.07)	(0.40)	(0.67)	—	(0.02)	(0.69)	8.90	(4.25)		6,591	0.82	7.01	0.82	134
Period Ended March 31, 2007	9.94	0.60		0.06	0.66	(0.61)	—	—	(0.61)	9.99	6.87		10,310	0.79	6.83	0.79	148
C Shares
Year Ended March 31, 2011	8.81	0.50	(d)	0.15	0.65	(0.44)	—	—	(0.44)	9.02	7.57		22,234	1.50	5.65	1.50	104
Year Ended March 31, 2010	7.37	0.45		1.41	1.86	(0.42)	—	—	(0.42)	8.81	25.59		7,402	1.49	6.35	1.49	117
Year Ended March 31, 2009	8.90	0.44		(1.53)	(1.09)	(0.44)	—	—	(0.44)	7.37	(12.55)		543	1.49	5.27	1.49	226
Period Ended March 31, 2008	9.52	0.40		(0.61)	(0.21)	(0.39)	—	(0.02)	(0.41)	8.90	(2.31)		216	1.49	6.43	1.49	134
Seix Global Strategy Fund(g)
I Shares
Year Ended March 31, 2011	10.28	(0.08	)(d)	(0.83)	(0.91)	(0.06)	— (i)	(0.01)	(0.07)	9.30	(9.06	)(h)	8,118	0.80	(0.72)	0.87	—
Year Ended March 31, 2010	10.44	(0.07)		0.20	0.13	—	—	(0.29)	(0.29)	10.28	1.38		9,589	0.83	(0.70)	1.01	—
Period Ended March 31, 2009	10.00	0.05		0.52	0.57	(0.07)	—	(0.06)	(0.13)	10.44	5.68		10,427	0.69	0.82	1.44	741
A Shares
Period Ended March 31, 2011	9.73	(0.03	)(d)	(0.40)	(0.43)	—	—	—	—	9.30	(4.52	)(h)	77	1.13	(1.10)	1.68	—
Seix High Yield Fund
I Shares
Year Ended March 31, 2011	9.46	0.77	(d)	0.61	1.38	(0.77)	—	—	(0.77)	10.07	15.24		1,724,652	0.51	7.96	0.51	119
Year Ended March 31, 2010	7.75	0.77		1.70	2.47	(0.76)	—	—	(0.76)	9.46	32.91		1,723,678	0.48	8.54	0.49	116
Year Ended March 31, 2009	9.77	0.78		(2.03)	(1.25)	(0.77)	—	—	(0.77)	7.75	(13.15)		786,029	0.50	8.99	0.51	114
Year Ended March 31, 2008	10.84	0.80		(1.06)	(0.26)	(0.81)	—	—	(0.81)	9.77	(2.50)		663,081	0.49	7.70	0.50	117
Year Ended March 31, 2007	10.69	0.74		0.15	0.89	(0.74)	—	—	(0.74)	10.84	8.68		1,116,851	0.48	6.92	0.48	130
A Shares
Year Ended March 31, 2011	9.25	0.73	(d)	0.60	1.33	(0.74)	—	—	(0.74)	9.84	14.99		35,238	0.77	7.74	0.77	119
Year Ended March 31, 2010	7.58	0.74		1.67	2.41	(0.74)	—	—	(0.74)	9.25	32.81		28,378	0.75	8.51	0.75	116
Year Ended March 31, 2009	9.55	0.75		(1.97)	(1.22)	(0.75)	—	—	(0.75)	7.58	(13.14)		18,530	0.76	8.84	0.77	114
Year Ended March 31, 2008	10.60	0.77		(1.04)	(0.27)	(0.78)	—	—	(0.78)	9.55	(2.65)		21,640	0.75	7.68	0.75	117
Year Ended March 31, 2007	10.45	0.72		0.15	0.87	(0.72)	—	—	(0.72)	10.60	8.61		29,517	0.74	6.82	0.74	130
R Shares(e)
Year Ended March 31, 2011	9.45	0.71	(d)	0.62	1.33	(0.71)	—	—	(0.71)	10.07	14.61		3,341	1.20	7.43	1.20	119
Year Ended March 31, 2010	7.75	0.71		1.69	2.40	(0.70)	—	—	(0.70)	9.45	31.92		6,347	1.14	7.92	1.14	116
Year Ended March 31, 2009	9.77	0.70		(2.03)	(1.33)	(0.69)	—	—	(0.69)	7.75	(14.01)		5,060	1.50	7.90	1.50	114
Year Ended March 31, 2008	10.83	0.70		(1.05)	(0.35)	(0.71)	—	—	(0.71)	9.77	(3.40)		4,012	1.50	6.75	1.50	117
Year Ended March 31, 2007	10.68	0.63		0.15	0.78	(0.63)	—	—	(0.63)	10.83	7.62		4,970	1.48	5.92	1.48	130

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
				Net										Ratio of	Net	Ratio of
				Realized										Net	Investment	Expenses to
				and				Distributions		Net				Expenses	Income	Average Net
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset				to	to	Assets
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,			Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total		End of	Net	Net	Waivers And	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)		Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Short-Term Bond Fund
I Shares
Year Ended March 31, 2011	$9.94	$0.21	(d)	$0.02	$0.23	$(0.22)	$—	$—	$(0.22)	$9.95	2.28%		$350,162	0.48%	2.12%	0.48%	189%
Year Ended March 31, 2010	9.40	0.30		0.53	0.83	(0.29)	—	—	(0.29)	9.94	8.91	(h)	489,413	0.46	3.00	0.46	122
Year Ended March 31, 2009	9.87	0.40		(0.47)	(0.07)	(0.40)	—	—	(0.40)	9.40	(0.70	)(h)	326,801	0.46	4.20	0.46	122
Year Ended March 31, 2008	9.78	0.45		0.09	0.54	(0.45)	—	—	(0.45)	9.87	5.63		390,659	0.45	4.58	0.46	152
Year Ended March 31, 2007	9.71	0.43	(d)	0.07	0.50	(0.43)	—	—	(0.43)	9.78	5.23		426,757	0.46	4.38	0.46	104
A Shares
Year Ended March 31, 2011	9.96	0.19	(d)	0.03	0.22	(0.20)	—	—	(0.20)	9.98	2.18		2,642	0.67	1.94	0.67	189
Year Ended March 31, 2010	9.42	0.28		0.53	0.81	(0.27)	—	—	(0.27)	9.96	8.65	(h)	3,389	0.68	2.78	0.68	122
Year Ended March 31, 2009	9.89	0.38		(0.47)	(0.09)	(0.38)	—	—	(0.38)	9.42	(0.90	)(h)	2,715	0.66	4.00	0.66	122
Year Ended March 31, 2008	9.81	0.43		0.08	0.51	(0.43)	—	—	(0.43)	9.89	5.30		3,767	0.65	4.38	0.66	152
Year Ended March 31, 2007	9.73	0.41	(d)	0.08	0.49	(0.41)	—	—	(0.41)	9.81	5.11		3,742	0.66	4.15	0.66	104
C Shares
Year Ended March 31, 2011	9.96	0.11	(d)	0.03	0.14	(0.12)	—	—	(0.12)	9.98	1.36		2,685	1.47	1.12	1.47	189
Year Ended March 31, 2010	9.42	0.20		0.53	0.73	(0.19)	—	—	(0.19)	9.96	7.81	(h)	2,754	1.46	2.03	1.46	122
Year Ended March 31, 2009	9.89	0.30		(0.47)	(0.17)	(0.30)	—	—	(0.30)	9.42	(1.69	)(h)	2,948	1.45	3.20	1.46	122
Year Ended March 31, 2008	9.81	0.35		0.08	0.43	(0.35)	—	—	(0.35)	9.89	4.46		3,477	1.46	3.58	1.46	152
Year Ended March 31, 2007	9.73	0.33	(d)	0.08	0.41	(0.33)	—	—	(0.33)	9.81	4.29		4,501	1.46	3.33	1.46	104
Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2011	10.27	0.13	(d)	(0.01)	0.12	(0.13)	—	(0.16)	(0.29)	10.10	1.16		22,875	0.53	1.23	0.62	36
Year Ended March 31, 2010	10.33	0.14		(0.03)	0.11	(0.14)	—	(0.03)	(0.17)	10.27	1.03		33,504	0.49	1.29	0.54	147
Year Ended March 31, 2009	10.26	0.28		0.07	0.35	(0.28)	—	—	(0.28)	10.33	3.50		61,692	0.48	2.74	0.48	144
Year Ended March 31, 2008	9.86	0.42		0.40	0.82	(0.42)	—	—	(0.42)	10.26	8.56		62,416	0.48	4.24	0.49	66
Year Ended March 31, 2007	9.80	0.39		0.06	0.45	(0.39)	—	—	(0.39)	9.86	4.64		55,459	0.48	3.93	0.48	87
A Shares
Year Ended March 31, 2011	10.26	0.11	(d)	(0.01)	0.10	(0.11)	—	(0.16)	(0.27)	10.09	0.98		5,562	0.71	1.05	0.80	36
Year Ended March 31, 2010	10.32	0.12		(0.03)	0.09	(0.12)	—	(0.03)	(0.15)	10.26	0.85		5,839	0.67	1.20	0.71	147
Year Ended March 31, 2009	10.25	0.26		0.07	0.33	(0.26)	—	—	(0.26)	10.32	3.31		16,854	0.65	2.30	0.66	144
Year Ended March 31, 2008	9.85	0.41		0.40	0.81	(0.41)	—	—	(0.41)	10.25	8.37		3,800	0.66	4.07	0.67	66
Year Ended March 31, 2007	9.79	0.37		0.06	0.43	(0.37)	—	—	(0.37)	9.85	4.46		3,974	0.66	3.75	0.66	87
C Shares
Year Ended March 31, 2011	10.25	0.02	(d)	(0.01)	0.01	(0.02)	—	(0.16)	(0.18)	10.08	0.16		7,699	1.53	0.21	1.62	36
Year Ended March 31, 2010	10.31	0.03		(0.03)	—	(0.03)	—	(0.03)	(0.06)	10.25	0.04		6,426	1.49	0.33	1.55	147
Year Ended March 31, 2009	10.25	0.18		0.06	0.24	(0.18)	—	—	(0.18)	10.31	2.38		7,113	1.48	1.79	1.48	144
Year Ended March 31, 2008	9.84	0.32		0.41	0.73	(0.32)	—	—	(0.32)	10.25	7.60		8,839	1.48	3.27	1.50	66
Year Ended March 31, 2007	9.78	0.29		0.06	0.35	(0.29)	—	—	(0.29)	9.84	3.62		11,378	1.48	2.90	1.48	87

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
				Net									Ratio of	Net	Ratio of
				Realized									Net	Investment	Expenses to
				and				Distributions		Net			Expenses	Income	Average Net
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset			to	to	Assets
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers And	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Total Return Bond Fund
I Shares
Year Ended March 31, 2011	$10.60	$0.33	(d)	$0.22	$0.55	$(0.27)	$(0.08)	$(0.40)	$(0.75)	$10.40	5.20%	$684,952	0.33%	3.05%	0.33%	294%
Year Ended March 31, 2010	10.26	0.40		0.43	0.83	(0.36)	—	(0.13)	(0.49)	10.60	8.17	724,588	0.31	3.72	0.31	326
Year Ended March 31, 2009	10.10	0.49		0.18	0.67	(0.51)	—	—	(0.51)	10.26	6.89	602,267	0.30	4.85	0.30	199
Year Ended March 31, 2008	9.96	0.51		0.14	0.65	(0.51)	—	—	(0.51)	10.10	6.74	630,451	0.30	5.14	0.30	248
Year Ended March 31, 2007	9.86	0.48		0.11	0.59	(0.49)	—	—	(0.49)	9.96	6.16	601,676	0.30	4.97	0.30	310
A Shares
Year Ended March 31, 2011	10.92	0.33	(d)	0.21	0.54	(0.25)	(0.08)	(0.40)	(0.73)	10.73	4.93	17,589	0.58	2.94	0.58	294
Year Ended March 31, 2010	10.57	0.38		0.43	0.81	(0.33)	—	(0.13)	(0.46)	10.92	7.75	8,540	0.55	3.14	0.55	326
Year Ended March 31, 2009	10.40	0.46		0.19	0.65	(0.48)	—	—	(0.48)	10.57	6.51	510	0.54	4.51	0.54	199
Year Ended March 31, 2008	10.26	0.49		0.14	0.63	(0.49)	—	—	(0.49)	10.40	6.28	269	0.54	4.76	0.54	248
Year Ended March 31, 2007	10.15	0.46		0.12	0.58	(0.47)	—	—	(0.47)	10.26	5.82	324	0.54	4.57	0.54	310
R Shares(f)
Year Ended March 31, 2011	10.60	0.30	(d)	0.19	0.49	(0.21)	(0.08)	(0.40)	(0.69)	10.40	4.63	2,825	0.89	2.74	0.89	294
Year Ended March 31, 2010	10.26	0.35		0.42	0.77	(0.30)	—	(0.13)	(0.43)	10.60	7.61	710	0.82	3.11	0.82	326
Year Ended March 31, 2009	10.10	0.39		0.19	0.58	(0.42)	—	—	(0.42)	10.26	5.90	325	1.10	4.01	1.10	199
Year Ended March 31, 2008	9.96	0.41		0.14	0.55	(0.41)	—	—	(0.41)	10.10	5.68	40	1.30	4.13	1.30	248
Year Ended March 31, 2007	9.86	0.38		0.11	0.49	(0.39)	—	—	(0.39)	9.96	5.10	29	1.30	3.96	1.30	310
Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2011	9.91	0.13	(d)	0.04	0.17	(0.15)	—	—	(0.15)	9.93	1.76	115,795	0.32	1.31	0.32	229
Year Ended March 31, 2010	9.52	0.25		0.39	0.64	(0.25)	—	—	(0.25)	9.91	6.82	92,528	0.34	2.51	0.37	130
Year Ended March 31, 2009	9.91	0.39		(0.40)	(0.01)	(0.38)	—	—	(0.38)	9.52	(0.13)	55,088	0.31	3.95	0.36	88
Year Ended March 31, 2008	10.00	0.47		(0.09)	0.38	(0.47)	—	—	(0.47)	9.91	3.89	87,892	0.30	4.72	0.33	126
Year Ended March 31, 2007	9.96	0.48		0.05	0.53	(0.49)	—	—	(0.49)	10.00	5.44	85,646	0.28	4.58	0.28	96
U.S. Government Securities Fund
I Shares
Year Ended March 31, 2011	8.76	0.18	(d)	0.22	0.40	(0.18)	—	(0.35)	(0.53)	8.63	4.50	48,580	0.62	2.02	0.62	92
Year Ended March 31, 2010	11.11	0.26		(0.37)	(0.11)	(0.27)	—	(1.97)	(2.24)	8.76	(1.07)	71,910	0.58	2.35	0.58	85
Year Ended March 31, 2009	10.59	0.33		0.56	0.89	(0.34)	—	(0.03)	(0.37)	11.11	8.49	341,727	0.55	3.09	0.56	130
Year Ended March 31, 2008	10.29	0.50		0.30	0.80	(0.50)	—	—	(0.50)	10.59	8.04	491,970	0.55	4.89	0.55	134
Year Ended March 31, 2007	10.19	0.47		0.11	0.58	(0.48)	—	—	(0.48)	10.29	5.86	535,056	0.55	4.70	0.55	131
A Shares
Year Ended March 31, 2011	8.76	0.15	(d)	0.22	0.37	(0.15)	—	(0.35)	(0.50)	8.63	4.18	2,089	0.93	1.71	0.93	92
Year Ended March 31, 2010	11.11	0.21		(0.35)	(0.14)	(0.24)	—	(1.97)	(2.21)	8.76	(1.38)	2,314	0.89	1.98	0.89	85
Year Ended March 31, 2009	10.59	0.29		0.56	0.85	(0.30)	—	(0.03)	(0.33)	11.11	8.17	2,954	0.85	2.78	0.86	130
Year Ended March 31, 2008	10.29	0.47		0.30	0.77	(0.47)	—	—	(0.47)	10.59	7.72	3,496	0.85	4.61	0.85	134
Year Ended March 31, 2007	10.19	0.44		0.11	0.55	(0.45)	—	—	(0.45)	10.29	5.54	2,849	0.85	4.40	0.85	131
C Shares
Year Ended March 31, 2011	8.76	0.09	(d)	0.22	0.31	(0.09)	—	(0.35)	(0.44)	8.63	3.46	2,471	1.62	1.02	1.62	92
Year Ended March 31, 2010	11.11	0.14		(0.35)	(0.21)	(0.17)	—	(1.97)	(2.14)	8.76	(2.05)	3,038	1.58	1.28	1.58	85
Year Ended March 31, 2009	10.59	0.22		0.56	0.78	(0.23)	—	(0.03)	(0.26)	11.11	7.42	3,649	1.55	2.08	1.55	130
Year Ended March 31, 2008	10.29	0.40		0.30	0.70	(0.40)	—	—	(0.40)	10.59	6.97	4,222	1.55	3.90	1.55	134
Year Ended March 31, 2007	10.19	0.37		0.11	0.48	(0.38)	—	—	(0.38)	10.29	4.81	5,121	1.55	3.67	1.55	131
U.S. Government Securities Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2011	10.07	0.07	(d)	0.09	0.16	(0.16)	—	—	(0.16)	10.07	1.61	1,648,792	0.33	0.73	0.33	229
Year Ended March 31, 2010	10.03	0.30		0.06	0.36	(0.32)	—	—	(0.32)	10.07	3.62	1,340,992	0.29	2.15	0.29	119
Year Ended March 31, 2009	10.03	0.41		0.01	0.42	(0.42)	—	—	(0.42)	10.03	4.29	90,675	0.28	4.00	0.32	92
Year Ended March 31, 2008	9.95	0.43		0.10	0.53	(0.45)	—	—	(0.45)	10.03	5.41	62,904	0.28	4.33	0.33	140
Year Ended March 31, 2007	9.85	0.42		0.11	0.53	(0.43)	—	—	(0.43)	9.95	5.50	34,411	0.29	4.23	0.33	141

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
			Net									Ratio of	Net	Ratio of
			Realized									Net	Investment	Expenses to
			and				Distributions		Net			Expenses	Income	Average Net
	Net Asset	Net	Unrealized		Dividends	Distributions	from	Total	Asset			to	to	Assets
	Value,	Investment	Gains		from Net	from Tax	Realized	Dividends	Value,		Net Assets	Average	Average	(Excluding	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers And	Turnover
	of Period	(Loss)	Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(a)	Period (000)	Assets(b)	Assets(b)	Reimbursements)(b)	Rate(c)
Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2011	$10.39	$0.34 (d)	$(0.11)	$0.23	$(0.34)	$—	$(0.07)	$(0.41)	$10.21	2.15%	$165,536	0.62%	3.23%	0.62%	17%
Year Ended March 31, 2010	10.22	0.37	0.19	0.56	(0.37)	—	(0.02)	(0.39)	10.39	5.58	191,537	0.61	3.56	0.61	33
Year Ended March 31, 2009	10.09	0.36	0.13	0.49	(0.36)	—	—	(0.36)	10.22	5.01	181,882	0.60	3.61	0.60	20
Year Ended March 31, 2008	10.11	0.37	(0.02)	0.35	(0.37)	—	—	(0.37)	10.09	3.51	204,507	0.60	3.65	0.60	28
Year Ended March 31, 2007	10.01	0.36	0.10	0.46	(0.36)	—	—	(0.36)	10.11	4.67	214,908	0.59	3.59	0.60	54
A Shares
Year Ended March 31, 2011	10.39	0.32 (d)	(0.11)	0.21	(0.32)	—	(0.07)	(0.39)	10.21	2.00	12,471	0.77	3.09	0.77	17
Year Ended March 31, 2010	10.22	0.35	0.20	0.55	(0.36)	—	(0.02)	(0.38)	10.39	5.44	14,236	0.75	3.35	0.75	33
Year Ended March 31, 2009	10.09	0.35	0.13	0.48	(0.35)	—	—	(0.35)	10.22	4.85	7,619	0.75	3.46	0.75	20
Year Ended March 31, 2008	10.11	0.35	(0.02)	0.33	(0.35)	—	—	(0.35)	10.09	3.36	6,232	0.75	3.50	0.75	28
Year Ended March 31, 2007	10.01	0.35	0.10	0.45	(0.35)	—	—	(0.35)	10.11	4.52	5,395	0.74	3.43	0.75	54

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2011

(a)	Total return excludes sales charge. Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Per share data calculated using average shares outstanding method.

(e)	Effective at the close of business on July 31, 2009, C shares converted to R shares and C shares are no longer available for purchase. The data prior to such date reflects that of C shares.

(f)	Effective at the close of business on February 12, 2009, C shares converted to R shares and C shares are no longer available for purchase. The data prior to such date reflects that of C shares.

(g)	The following table details the commencement of operations of certain classes of each respective fund:

Fund	Class	Commencement Date
Seix Floating Rate High Income Fund	A Shares	May 8, 2006
Seix Floating Rate High Income Fund	C Shares	August 3, 2007
Seix Global Strategy Fund	I Shares	September 8, 2008
Seix Global Strategy Fund	A Shares	December 16, 2010

(h)	Net Asset Value (“NAV”) varies from NAV reported to shareholders on March 31, 2011, as these financial statements are prepared inclusive of trade date adjustments.

(i)	Rounds to less than $0.01 per share.

∧	The Georgia Tax-Exempt Bond Fund’s net expense ratio and gross expense ratio includes interest expense of 0.09% incurred during the year ended March 31, 2009 with respect to investments in certain inverse floating rate securities.

#	Prior to August 1, 2009, there were no assets in Class A during the current period. Effective at the close of business July 31, 2009, Class A received assets from the conversion from Class C. The net asset value shown for the beginning of the period reflects the initial converted net asset value from Class C and the amounts shown thereafter reflect operations for Class A from August 1, 2009 through March 31, 2010.

##	Class A was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period for Maryland Municipal Bond Fund. The net asset value, end of period, presented for Maryland Municipal Bond Fund A Shares was as of January 6, 2009, the last day the class had shareholders.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2011

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company offering 41 funds as of March 31, 2011. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund and Virginia Intermediate Municipal Bond Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining Funds are presented separately. The Limited Duration Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund offer I Shares only. The Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Global Strategy Fund and Virginia Intermediate Bond Fund offer I Shares and A Shares. The High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Seix High Yield Fund and Total Return Bond Fund offer I Shares, A Shares and R Shares. The remaining Funds offer I Shares, A Shares and C Shares. The Funds’ prospectuses provide a description of each Fund’s investment objective, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges, except with respect to the fees paid under the Distribution and Service Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. The A Shares of the Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I or R Shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time) or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), as provided by an independent, third-party pricing agent approved by the Trust’s Board of Trustees (the “Board”). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective net asset values.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee and such securities may be considered Level 3 in the fair value hierarchy.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the investment adviser or subadviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it will request that a Committee Meeting be called, and the securities may be valued using the Funds’ Pricing and Valuation Procedures and such securities may be considered Level 2 in the fair value hierarchy.

Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Using the Funds’ Pricing and Valuation Procedures, such securities may be considered Level 1 in the fair value hierarchy.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), as provided by an independent, third-party pricing agent approved by the Board. Using the Funds’ Pricing and Valuation Procedures, such securities may be considered Level 2 in the fair value hierarchy.

Credit default swaps (“CDS”) are priced based upon valuations provided by an independent, third-party pricing agent approved by the Board. Such valuations are based on the market perception of the credit strength of the insured company’s debt. Inputs include data from market makers from their official books and records. Using the Funds’ Pricing and Valuation Procedures, such securities may be considered Level 2 in the fair value hierarchy.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities that mature in 60 days or less are generally valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or when market prices do not reflect orderly transactions.

The following is a summary of the inputs as of March 31, 2011 used to value each Fund’s securities based upon the three levels defined above (amounts in thousands):

Asset Valuation Inputs

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

Corporate Bond Fund
Corporate Bonds[1]	—	77,438	—	77,438
Money Market Fund	3,131	—	—	3,131

Total Investments	3,131	77,438	—	80,569

Georgia Tax-Exempt Bond Fund
Municipal Bonds[2]	—	158,661	—	158,661
Money Market Fund	5,508	—	—	5,508

Total Investments	5,508	158,661	—	164,169

High Grade Municipal Bond Fund
Municipal Bonds[2]	—	48,364	—	48,364
Money Market Fund	6,944	—	—	6,944

Total Investments	6,944	48,364	—	55,308

High Income Fund
Bank Loans[1]	—	20,642	—	20,642
Common Stocks[1]	1,763	—	—	1,763
Corporate Bonds[1]	—	397,559	—	397,559
Convertible Corporate Bond[1]	—	639	—	639
Preferred Stocks[1]	10,481	—	—	10,481
Units[1]	—	—	0 [4]	0
Short-Term Investment	—	44,162	—	44,162
Money Market Fund	61,321	—	—	61,321

Total Investments	73,565	463,002	0	536,567

Other Financial Instruments[3]
Credit Default Swap Agreements — Buy Protection	—	23	—	23

Intermediate Bond Fund
Collateralized Mortgage Obligations	—	9,373	—	9,373
Bank Loans[1]	—	2	—	2
Corporate Bonds[1]	—	431,926	—	431,926
U.S. Government Agency Mortgages	—	15,068	—	15,068
U.S. Treasury Obligations	—	797,415	—	797,415
Units[1]	—	—	0 [4]	0
Short-Term Investment	—	11,940	—	11,940
Money Market Fund	38,998	—	—	38,998

Total Investments	38,998	1,265,724	0	1,304,722

Other Financial Instruments[3]
Credit Default Swap Agreements — Buy Protection	—	336	—	336

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

Investment Grade Bond Fund
Collateralized Mortgage Obligations	—	2,744	—	2,744
Bank Loans[1]	—	25,946	—	25,946
Corporate Bonds[1]	—	140,513	—	140,513
U.S. Government Agency Mortgages	—	3,894	—	3,894
U.S. Treasury Obligations	—	139,020	—	139,020
Units[1]	—	—	0 [4]	0
Money Market Fund	6,314	—	—	6,314

Total Investments	6,314	312,117	0	318,431

Other Financial Instruments[3]
Credit Default Swap Agreements — Buy Protection	—	83	—	83

Investment Grade Tax-Exempt Bond Fund
Municipal Bonds[2]	—	944,473	—	944,473
Money Market Fund	161,851	—	—	161,851

Total Investments	161,851	944,473	—	1,106,324

Limited Duration Fund
Asset-Backed Securities[1]	—	6,766	—	6,766
Collateralized Mortgage Obligations	—	14,675	—	14,675
Money Market Fund	1,168	—	—	1,168

Total Investments	1,168	21,441	—	22,609

Limited-Term Federal Mortgage Securities Fund
Collateralized Mortgage Obligations	—	5,375	—	5,375
U.S. Government Agency Mortgages	—	33,513	—	33,513
Money Market Fund	2,593	—	—	2,593

Total Investments	2,593	38,888	—	41,481

Maryland Municipal Bond Fund
Municipal Bonds[2]	—	23,559	—	23,559
Money Market Fund	1,643	—	—	1,643

Total Investments	1,643	23,559	—	25,202

North Carolina Tax-Exempt Bond Fund
Municipal Bonds[2]	—	50,109	—	50,109
Money Market Fund	1,411	—	—	1,411

Total Investments	1,411	50,109	—	51,520

Seix Floating Rate High Income Fund
Bank Loans[1]	—	2,753,199	—	2,753,199
Corporate Bonds[1]	—	250,844	—	250,844
Preferred Stocks[1]	5,099	—	—	5,099
Money Market Fund	407,623	—	—	407,623

Total Investments	412,722	3,004,043	—	3,416,765

Seix Global Strategy Fund
U.S. Treasury Obligations	—	7,000	—	7,000
Foreign Government Bonds	—	823	—	823
Money Market Fund	1,436	—	—	1,436

Total Investments	1,436	7,823	—	9,259

Other Financial Instruments[3]
Forward Foreign Currency Contracts	—	227	—	227

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

Seix High Yield Fund
Bank Loans[1]	—	11,877	—	11,877
Corporate Bonds[1]	—	1,607,973	—	1,607,973
Convertible Corporate Bond[1]	—	597	—	597
Preferred Stocks[1]	4,293	—	—	4,293
Units[1]	—	—	0 [4]	0
Short-Term Investment	—	83,050	—	83,050
Money Market Fund	103,046	—	—	103,046

Total Investments	107,339	1,703,497	0	1,810,836

Short-Term Bond Fund
Asset-Backed Securities[1]	—	25,531	—	25,531
Collateralized Mortgage Obligations	—	74,490	—	74,490
Corporate Bonds[1]	—	163,034	—	163,034
Municipal Bonds[2]	—	4,931	—	4,931
U.S. Government Agencies	—	6,028	—	6,028
U.S. Government Agency Mortgages	—	45,192	—	45,192
Money Market Fund	10,173	—	—	10,173
Commercial Paper	—	19,220	—	19,220

Total Investments	10,173	338,426	—	348,599

Other Financial Instruments[3]
Futures Contracts	6	—	—	6

Short-Term U.S. Treasury Securities Fund
U.S. Treasury Obligations	—	35,232	—	35,232
Money Market Fund	748	—	—	748

Total Investments	748	35,232	—	35,980

Total Return Bond Fund
Asset-Backed Securities[1]	—	9,148	—	9,148
Collateralized Mortgage Obligations	—	95,709	—	95,709
Bank Loans[1]	—	45,668	—	45,668
Corporate Bonds[1]	—	190,820	—	190,820
U.S. Government Agency Mortgages	—	279,736	—	279,736
U.S. Treasury Obligations	—	68,541	—	68,541
Units[1]	—	—	0 [4]	0
Money Market Fund	24,025	—	—	24,025

Total Investments	24,025	689,622	0	713,647

Other Financial Instruments[3]
Credit Default Swap Agreements — Buy Protection	—	164	—	164

Ultra-Short Bond Fund
Asset-Backed Securities[1]	—	10,180	—	10,180
Certificate of Deposit[1]	—	1,006	—	1,006
Collateralized Mortgage Obligations	—	33,021	—	33,021
Commercial Paper	—	5,000	—	5,000
Corporate Bonds[1]	—	44,041	—	44,041
Municipal Bond[2]	—	995	—	995
U.S. Government Agencies	—	7,665	—	7,665
U.S. Government Agency Mortgages	—	13,918	—	13,918
Money Market Fund	1,974	—	—	1,974

Total Investments	1,974	115,826	—	117,800

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

U.S. Government Securities Fund
U.S. Treasury Obligations	—	49,805	—	49,805
Money Market Fund	3,050	—	—	3,050

Total Investments	3,050	49,805	—	52,855

U.S. Government Securities Ultra-Short Bond Fund
Asset-Backed Security[1]	—	3,704	—	3,704
Collateralized Mortgage Obligations	—	560,670	—	560,670
U.S. Government Agency Mortgages	—	981,616	—	981,616
Money Market Fund	117,768	—	—	117,768

Total Investments	117,768	1,545,990	—	1,663,758

Virginia Intermediate Municipal Bond Fund
Municipal Bonds[2]	—	172,314	—	172,314
Money Market Fund	443	—	—	443

Total Investments	443	172,314	—	172,757

Liability Valuation Inputs

		Level 2 –
		Other	Level 3 –
		Significant	Significant
	Level 1 –	Observable	Unobservable
	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

High Income Fund
Credit Default Swap Agreements-Buy Protection	—	(34)	—	(34)

Seix Global Strategy Fund
Forward Foreign Currency Contracts	—	(163)	—	(163)

[1]	Please see the Schedule of Portfolio Investments for Sector or Country Classification.

[2]	Please see the Schedule of Portfolio Investments for State Classification.

[3]	Other Financial Instruments are derivative instruments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as credit default swaps, forward foreign currency contracts and futures, which are valued at the unrealized appreciation/depreciation on the instrument.

[4]	As of March 31, 2011 the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. Each of these securities are new Board fair valued securities for the year ended March 31, 2011. The Level 3 securities comprised 0.0% of net assets of each Fund. As such, the Level 3 roll forward and change in unrealized appreciation/depreciation of Level 3 securities held at year end have not been presented.

Amounts designated as “—” are $0 or have been rounded to $0.

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 to Accounting Standards Codification 820 “Fair Value Measurements and Disclosures”. The requirements set forth in the update include disclosure regarding transfers of securities in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. The Funds disclose significant transfers between levels based on valuations at the end of the reporting period. For the year ended March 31, 2011, there were no significant transfers between Levels 1, 2 or 3 from the valuation input levels used on March 31, 2010. The update also requires additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the effect that this additional requirement will have on the Funds’ financial statements.

Security Transactions and Investment Income — Security transactions are recorded on trade date for financial reporting purposes. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discount or premium during the respective holding period. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts.

Derivative and Hedging Instruments — Certain of the Funds may enter into derivative contracts for purposes of pursuing their investment objective, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. Open derivative positions at March 31, 2011 are included on each Fund’s Schedule of Portfolio Investments.

Forward Foreign Currency Contracts — Certain of the Funds may enter into forward foreign currency contracts. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or loss for U.S. federal income tax purposes. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency changes unfavorably. Forward foreign currency contracts are presented within each applicable Fund’s Schedule of Portfolio Investments.

Futures Contracts — Each Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objective. Certain of the Funds are subject to foreign currency exchange rate risk. Certain of the Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies caused by changes in prevailing market interest rates. With futures, there is minimal counterparty credit risk to the Fund since futures are exchanged traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made periodically, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the variation margin is recognized at the time the futures contract is extinguished. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. As of March 31, 2011, only Short-Term Bond held open futures contracts.

Swap Agreements — Certain of the Funds may enter into swap agreements, which are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The primary risks associated with the use of swap agreements are market risk, an imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to fulfill their obligations under the agreement. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement, at the time a Fund enters into a swap agreement or periodically during its term. Up-front receipts and payments are recorded as deferred income (liability) or expense (asset), as the case may be, and are included in Swap Agreements, at value on the Statement of Assets and Liabilities. These upfront receipts and payments are amortized to income or expense over the life of the swap contract. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

on swap agreements”. A Fund’s current obligations under swap agreements (offset against any amounts owed to the Fund) will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid with the Fund’s custodian. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is equal to the net amount of payments that a Fund is contractually obligated to make.

A Fund is subject to credit risk in the normal course of pursuing its investment objective. A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. CDS agreements are a specific kind of counterparty agreement designed to transfer third-party credit risk between parties. One party to the CDS is a lender and faces credit risk from a third party, while the counterparty to the CDS agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium).

If a credit event (e.g., bankruptcy, default) occurs, as defined by the swap agreement, the party providing insurance will have to purchase the referenced obligation of the third party from the insured party. If the Fund is providing insurance, the maximum potential liability to which a Fund is subject is the notional amount of the swap agreement, which is not reflected in the Statements of Assets and Liabilities. The potential liability amount may be reduced by anticipated recovery rates of the referenced obligation of the third party, upfront premiums received and net amounts received if the Fund has also purchased a credit default swap where the referenced obligation of the third party is identical. The credit default swaps are presented with the Funds’ Schedules of Portfolio Investments.

A Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because certain Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap (“IRS”) agreements. IRS agreements involve the exchange of commitments to pay and receive interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses on the Statements of Operations.

The fair value of derivative instruments on the Statements of Assets and Liabilities as of March 31, 2011, is presented in the table below (amounts in thousands):

	Statement of Assets		Asset Derivatives	Liability Derivatives
Primary Risk Exposure	and Liabilities Location	Fund	Total Fair Value($)*	Total Fair Value($)*

Interest Rate Exposure:
Credit Default Swap	Appreciated Credit Default	High Income Fund	23	(34)
Agreements	Swap Agreements,	Intermediate Bond Fund	336	—
	Depreciated	Investment Grade Bond Fund	83	—
	Credit Default Swap	Total Return Bond Fund	164	—
	Agreements

Currency Exchange Rate Exposure:
Forward Foreign Currency Contracts,	Unrealized Appreciation on Forward Foreign Currency Contracts Unrealized Depreciation on Forward Foreign Currency Contracts	Seix Global Strategy Fund	227	(163)

Interest Rate Exposure:
Futures Contracts	Receivable for Futures Variation Margin	Short-Term Bond Fund	6	—

*	Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives). For futures contracts the amounts represent cumulative unrealized appreciation/depreciation on futures contracts.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

Amounts designated as “— ” are $0 or have been rounded to $0.

The effect of derivative instruments, not accounted for as hedging instruments, on the Statements of Operations for the year ended March 31, 2011, is presented in the table below (amounts in thousands):

			Statements of	Statements of
			Operations Net	Operations Change in
			Realized Gain	Unrealized
			(Loss) on	Appreciation/
	Location of Gain/(Loss)		Derivatives	Depreciation on
	on Derivatives		Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Fund	Income($)	in Income($)

Issuer Credit Exposure:
Credit Default Swap	Net Realized Gain (Loss)	High Income Fund	104	(21)
Agreements	from Credit Default Swap	Intermediate Bond Fund	5,382	(1,435)
	Agreements, Net Change	Investment Grade Bond Fund	1,407	(359)
	in Unrealized Appreciation/ Depreciation on Credit	Seix Floating Rate High Income Fund	(648)	47
	Default Swap Agreements	Seix Global Strategy Fund	(72)	(81)
		Total Return Bond Fund	3,482	(672)

Interest Rate Exposure:
Interest Rate Swap	Net Realized Gain (Loss)	Intermediate Bond Fund	183	—
Agreements	from Interest Rate Swap	Investment Grade Bond Fund	49	—
	Agreements, Net Change in	Seix Global Strategy Fund	33	—
	Unrealized Appreciation/	Total Return Bond Fund	82	—
	Depreciation on Interest
	Rate Swap Agreements

Currency Exchange Rate Exposure:
Forward Foreign	Net Realized Gain (Loss)	Intermediate Bond Fund	(12,780)	(2,247)
Currency Contracts	from Forward Foreign	Investment Grade Bond Fund	(3,294)	(604)
	Currency Contracts,	Seix Global Strategy Fund	(5,593)	(22)
	Change in Unrealized	Total Return Bond Fund	(6,195)	(1,035)
	Appreciation/Depreciation
	on Forward Foreign
	Currency Contracts

Interest Rate Exposure:
Futures Contracts	Net Realized Gain (Loss)	Short-Term Bond Fund	61	6
	from Futures Contracts, Change in Unrealized Appreciation/Depreciation on Futures Contracts	U.S. Government Securities Ultra-Short Bond Fund	(428)	—

Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 102% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

The joint account aggregates the cash collateral received by the Funds, providing RidgeWorth Capital Management, Inc. (the “Investment Adviser”) a pool of assets to invest in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Funds are joint participants with other affiliated Funds of the Trust that are not presented in this report. At March 31, 2011, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at March 31, 2011 owned a pro-rata portion of the assets and liabilities listed below:

	Shares or
	Principal Amount($)	Value(000’s)($)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.03%	75,007,467	75,007
Merrill Lynch Tri-Party Repurchase Agreement, 0.070%, dated 03/31/11 to be repurchased on 04/01/11, repurchase price $25,000,000 (collateralized by Federal Home Loan Bank; 0.625% due 11/15/12; total market value $25,510,204)	25,000,000	25,000
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.04%	208,282,923	208,283

Total Investments (Cost $308,290)		308,290
Amount due to Lending Agent		(24)

Net Investment Value		$308,266

The following Funds paid securities lending fees to the lending agent during the year ended March 31, 2011, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below (in thousands):

Fund	Fee($)

Corporate Bond Fund	—
High Income Fund	46
Intermediate Bond Fund	2
Investment Grade Bond Fund	1
Seix High Yield Fund	36
Short-Term Bond Fund	—
Short-Term U.S. Treasury Securities Fund	—
Total Return Bond Fund	—
Ultra-Short Bond Fund	—
U.S. Government Securities Fund	—

Amounts listed as “—” round to less than $1,000.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities. When-issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

TBA Purchase Commitments — The Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation.” TBA purchase commitments are presented within the Funds’ Schedules of Portfolio Investments.

Bank Loans — Certain of the Funds may invest in first and second lien senior floating-rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. Therefore, a Fund must have funds sufficient to cover its contractual obligation. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. These unfunded loan commitments, which are marked-to-market daily, are presented with the Schedules of Portfolio Investments. At March 31, 2011, Investment Grade Bond Fund, Seix Floating Rate High Income Fund and Total Return Bond Fund had unfunded loan commitments.

Restricted Securities — Certain of the Funds’ investments are restricted as to resale. As of March 31, 2011, all of these restricted securities have been deemed liquid by the Funds’ Investment Adviser based upon procedures approved by the Board, unless stated otherwise in the Funds’ Schedules of Portfolio Investments.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Uncertain tax positions must be recognized, measured, presented and disclosed in the financial statements. An affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns has occurred to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

Management of the Funds has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

jurisdictions for the Funds include United States and certain states, as applicable, as well as certain foreign countries. As of March 31, 2011, open tax years include the tax years of March 31, 2008 through 2011. The Funds have no examinations in progress and none are expected at this time. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of the unrecognized tax benefits will significantly change in the next twelve months.

3.	Agreements and Other Service Providers

Investment Advisory Agreement — The Trust and the Investment Adviser, a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an investment advisory agreement. The subadvisers for the Funds (each a “Subadviser”) are as follows: Seix Investment Advisors LLC (“Seix”) serves as the Subadviser for the Corporate Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund. StableRiver Capital Management LLC (“StableRiver”) serves as the Subadviser for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Ultra-Short Bond Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund. Seix and StableRiver are each wholly-owned subsidiaries of the Investment Adviser.

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2011, were as follows:

	Maximum	Discounted		Net
	Annual	Annual	Advisory Fees	Annual
	Advisory	Advisory	Waived/Expenses	Fees
Fund	Fee(%)*	Fee(%)*	Reimbursed(%)*	Paid(%)*

Corporate Bond Fund	0.40	0.40	—	0.40
Georgia Tax-Exempt Bond Fund	0.55	0.55	—	0.55
High Grade Municipal Bond Fund	0.55	0.55	(0.06)	0.49
High Income Fund	0.60	0.60	—	0.60
Intermediate Bond Fund	0.25	0.24	—	0.24
Investment Grade Bond Fund	0.50	0.50	—	0.50
Investment Grade Tax-Exempt Bond Fund	0.50	0.48	—	0.48
Limited Duration Fund	0.10	0.10	—	0.10
Limited-Term Federal Mortgage Securities Fund	0.50	0.50	(0.15)	0.35
Maryland Municipal Bond Fund	0.55	0.55	—	0.55
North Carolina Tax-Exempt Bond Fund	0.55	0.55	—	0.55
Seix Floating Rate High Income Fund	0.45	0.42	—	0.43
Seix Global Strategy Fund	0.60	0.60	(0.06)	0.54
Seix High Yield Fund	0.45	0.43	—	0.43
Short-Term Bond Fund	0.40	0.40	—	0.40
Short-Term U.S. Treasury Securities Fund	0.40	0.40	(0.09)	0.31
Total Return Bond Fund	0.25	0.25	—	0.25
Ultra-Short Bond Fund	0.22	0.22	—	0.22
U.S. Government Securities Fund	0.50	0.50	—	0.50
U.S. Government Securities Ultra-Short Bond Fund	0.20	0.19	—	0.19
Virginia Intermediate Municipal Bond Fund	0.55	0.55	—	0.55

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.

Amounts designated as “—” are 0% or have been rounded to 0%.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2011, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s Total Annual Operating Expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

		Total Annual
		Operating
Fund		Expenses(%)

High Grade Municipal Bond Fund*	I Shares	0.65
High Grade Municipal Bond Fund*	A Shares	0.80
Seix Global Strategy Fund	I Shares	0.83
Seix Global Strategy Fund	A Shares	1.13
Short-Term U.S. Treasury Securities Fund*	I Shares	0.55
Short-Term U.S. Treasury Securities Fund*	A Shares	0.73
Short-Term U.S. Treasury Securities Fund*	C Shares	1.55

*	Contractual Expense Caps for the High Grade Municipal Bond Fund and the Short-Term U.S. Treasury Securities Fund became effective August 1, 2010.

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Total Annual Operating Expenses identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Annual Operating Expenses in place at that time. During the year ended March 31, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2011, the cumulative potential recoupments based on contractual reimbursements within three years from the date of the corresponding Expense Limitation Agreement after reductions of amounts forfeited during the current fiscal year are as follows (in thousands):

	Expires
Fund	2013($)	2014($)

High Grade Municipal Bond Fund	—	32
Seix Global Strategy Fund	1	19
Short-Term U.S. Treasury Securities Fund	—	19

Amounts designated as “—” are $0 or have been rounded to $0.

During the year ended March 31, 2011, the Investment Adviser also voluntarily waived fees in certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years.

Administration, Fund Accounting, Custody, and Transfer Agency Agreement — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement dated August 30, 2010. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. Under the Master Custodian Agreement, State Street Bank is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the Administrator for the Trust pursuant to an Administration Agreement dated August 30, 2010, under which State Street Bank is paid on the basis of net assets of the RidgeWorth investment company complex, which are allocated among the series of the Trust on the basis of relative net assets.

Effective October 1, 2010 for the Limited Duration Fund, Seix Global Strategy Fund and U.S. Government Securities Fund; effective October 8, 2010 for the High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund and Total Return Bond Fund; effective October 18, 2010 for the Corporate Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Ultra Short Bond Fund and U. S. Government Securities Ultra-Short Bond Fund; and effective November 1, 2010 for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund and Virginia Intermediate Municipal Bond Fund, State Street Bank serves as the Trust’s fund accountant to these funds.

Prior to the aforementioned dates for the respective Funds, the Trust had entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “prior Administrator”), under which the prior Administrator provided administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $3,057 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provided for the prior Administrator to pay certain insurance premiums for the Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The prior Administrator had also separately agreed to provide, for the benefit of shareholders, annual fee waivers and certain administrative services at an annual value of $950,000. Such payments and fee waivers will not be recouped by the prior Administrator in subsequent years.

Prior to the aforementioned dates for the respective funds, SunTrust Bank acted as custodian for the Funds, except for Corporate Bond Fund and Seix Global Strategy Fund, which had appointed Brown Brothers Harriman & Co. as custodian. The Funds paid custody fees on the basis of their respective net assets and transaction costs.

Effective October 25, 2010 Boston Financial Data Services, Inc. serves as the transfer agent to the Trust.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of total expenses on the Statements of Operations. For the year ended March 31, 2011, the impact of this arrangement was a reduction of expenses of $19, $52, $95, $992, $893, $35, $24, $9, $6, $40, $110, $533, $63, $337, $36, $11, $218, and $11 for Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund, respectively.

Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum, subject to a minimum annual fee of $172,000 for its services.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives fees, pursuant to a Distribution and Services Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. Certain fees under this plan were voluntarily waived during the year ended March 31, 2011. Recoupment of such voluntarily waived fees will be made only upon certain conditions agreed upon by the Board.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2011, were as follows:

	Board	Board	Board
	Approved	Approved	Approved
	and Charged	and Charged	and Charged
	A Share	C Share	R Share
	Distribution	Distribution	Distribution
	and Service	and Service	and Service
Fund	Fee(%)	Fee(%)	Fee(%)

Corporate Bond Fund	0.30	1.00	N/A
Georgia Tax-Exempt Bond Fund	0.15	N/A	N/A
High Grade Municipal Bond Fund	0.15	N/A	N/A
High Income Fund	0.30	N/A	0.50
Intermediate Bond Fund	0.25	N/A	0.50
Investment Grade Bond Fund	0.30	N/A	0.50
Investment Grade Tax-Exempt Bond Fund	0.30	N/A	N/A
Limited-Term Federal Mortgage Securities Fund	0.20	1.00	N/A
Maryland Municipal Bond Fund	0.15	N/A	N/A
North Carolina Tax-Exempt Bond Fund	0.15	N/A	N/A
Seix Floating Rate High Income Fund	0.30	1.00	N/A
Seix Global Strategy Fund	0.30	N/A	N/A
Seix High Yield Fund	0.25	N/A	0.50
Short-Term Bond Fund	0.20	1.00	N/A
Short-Term U.S. Treasury Securities Fund	0.18	1.00	N/A
Total Return Bond Fund	0.25	N/A	0.50
U.S. Government Securities Fund	0.30	1.00	N/A
Virginia Intermediate Municipal Bond Fund	0.15	N/A	N/A

Shareholder Servicing Plans — The High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Seix High Yield Fund, and Total Return Bond Fund have adopted a Shareholder Servicing Plan for the R Shares. The Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of R Shares. In addition, the Corporate Bond Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund and U.S. Government Securities Ultra-Short Bond Fund have adopted a Shareholder Servicing Plan for the I Shares and A Shares of such Funds. Each of these Funds (or class thereof, as the case may be) may pay to financial institutions that provide certain services to the Funds, a shareholder and/or administration services fee under the Plan at an annual rate of up to 0.15% of the average daily net assets of the I Shares or A Shares, as applicable. The services under each of these Shareholder Servicing Plans may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Other — Certain officers of the Trust are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. As of March 31, 2011, retainer and meeting fees were as follows:

	Chairman($)	Trustee($)

Annual Retainer	105,000	84,000
Regular Meeting Fee	7,875	6,300
Special Meeting Fee	4,594	3,675
Committee Meeting Fee	4,725	3,150

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

The Investment Adviser provides services to the Trust to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and, prior to October 2010 and effective April 2011, an employee to serve as Chief Compliance Officer. For the fiscal year ended March 31, 2011, the Investment Adviser received an annual fee totaling approximately $720,895 for these services. For the period from October 2010 through April 2011, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided an individual to serve as the Trust’s CCO pursuant to a Fund Compliance Services Agreement. Effective September 2010, FCS provides CCO Support Services pursuant to a CCO Support Services Agreement and an Anti-Money Laundering Officer and Identity Theft Prevention Officer to the Trust (“AML Officer”) under an AML Services Agreement. Effective October 2010, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer (“PFO”) and Treasurer to the Trust under a PFO/Treasurer Services Agreement. Fees paid to FCS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”. Additionally, the Investment Adviser provides certain services, including the review and approval of shareholder reports filed with the SEC, the oversight and management of the Trust’s primary service providers, periodic due diligence reviews of the Trust’s primary service providers, coordination and negotiation of contracts and pricing relating to the Trust’s primary service providers, coordination, performance of due diligence, and providing of information to the Independent Trustees relating to their review and selection of prospective primary service providers to the Trust, including contract negotiations, and the coordination of quarterly and special board meetings. As compensation for providing such services, the Funds pay an annual fee to RidgeWorth representing a previously agreed upon portion of the salaries, bonuses and benefits related to the primary employees responsible for delivering such services. For the fiscal year ended March 31, 2011, the Investment Adviser received an annual fee totaling approximately $543,992 for the services.

Neither FCS nor FMS, nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS and FMS are also officers of the Trust.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., an affiliate of the Investment Adviser, which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust, to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2011, SunTrust Robinson Humphrey, Inc. did not receive any payments from the Funds.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

4.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2011, were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Corporate Bond Fund	63,352	158,934
Georgia Tax-Exempt Bond Fund	91,505	135,866
High Grade Municipal Bond Fund	68,753	77,342
High Income Fund	856,282	591,828
Intermediate Bond Fund	351,840	840,499
Investment Grade Bond Fund	96,036	171,715
Investment Grade Tax-Exempt Bond Fund	1,731,246	1,675,286
Limited Duration Fund	5,390	2,060
Limited-Term Federal Mortgage Securities Fund	3,280	5,801
Maryland Municipal Bond Fund	8,975	12,711
North Carolina Tax-Exempt Bond Fund	29,223	26,324
Seix Floating Rate High Income Fund	3,538,727	1,736,670
Seix High Yield Fund	1,841,872	1,991,317
Short-Term Bond Fund	408,296	518,060
Total Return Bond Fund	615,205	631,041
Ultra-Short Bond Fund	140,455	129,626
Virginia Intermediate Municipal Bond Fund	32,326	51,654

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the year ended March 31, 2011 were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Intermediate Bond Fund	1,304,230	1,150,717
Investment Grade Bond Fund	308,983	333,517
Limited Duration Fund	18,332	11,499
Limited-Term Federal Mortgage Securities Fund	136,141	128,452
Short-Term Bond Fund	401,600	451,972
Short-Term U.S. Treasury Securities Fund	13,726	23,828
Total Return Bond Fund	1,502,872	1,408,831
Ultra-Short Bond Fund	84,284	81,344
U.S. Government Securities Fund	58,395	85,315
U.S. Government Securities Ultra-Short Bond Fund	3,443,476	3,231,548

5.	Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2011, the total cost of securities was different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2011, were as follows (in thousands):

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	(Depreciation)($)	(Depreciation)($)

Corporate Bond Fund	75,492	5,537	(460)	5,077
Georgia Tax-Exempt Bond Fund	165,449	3,115	(4,395)	(1,280)
High Grade Municipal Bond Fund	54,041	1,454	(187)	1,267
High Income Fund	517,870	21,522	(2,825)	18,697
Intermediate Bond Fund	1,272,650	33,893	(1,821)	32,072
Investment Grade Bond Fund	306,584	12,406	(559)	11,847
Investment Grade Tax-Exempt Bond Fund	1,099,009	15,490	(8,175)	7,315
Limited Duration Fund	22,524	88	(3)	85
Limited-Term Federal Mortgage Securities Fund	41,329	180	(28)	152
Maryland Municipal Bond Fund	24,854	688	(340)	348
North Carolina Tax-Exempt Bond Fund	51,558	816	(854)	(38)
Seix Floating Rate High Income Fund	3,355,387	66,830	(5,453)	61,377
Seix Global Strategy Fund	9,256	3	—	3
Seix High Yield Fund	1,689,803	124,633	(3,600)	121,033
Short-Term Bond Fund	344,566	4,828	(795)	4,033
Short-Term U.S. Treasury Securities Fund	35,560	470	(50)	420
Total Return Bond Fund	696,903	18,637	(1,893)	16,744
Ultra-Short Bond Fund	117,202	761	(163)	598
U.S. Government Securities Fund	52,154	882	(181)	701
U.S. Government Securities Ultra-Short Bond Fund	1,650,716	14,390	(1,348)	13,042
Virginia Intermediate Municipal Bond Fund	167,383	6,571	(1,197)	5,374

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

The tax character of distributions paid to shareholders during the year ended March 31, 2011 was as follows (in thousands):

	Distributions paid from
	Net	Net Long			Total
	Investment	Term Capital	Tax Exempt	Return of	Distributions
Fund	Income($)**	Gains($)***	Distributions($)****	Capital ($)	Paid($)*

Corporate Bond Fund	5,842	2,815	—	—	8,657
Georgia Tax-Exempt Bond Fund	1	—	8,182	—	8,183
High Grade Municipal Bond Fund	124	—	2,240	—	2,364
High Income Fund	17,461	574	—	—	18,035
Intermediate Bond Fund	52,827	24,181	—	4,399	81,407
Investment Grade Bond Fund	16,078	9,001	—	3,210	28,289
Investment Grade Tax-Exempt Bond Fund	22,599	4,893	30,656	—	58,148
Limited Duration Fund	185	—	—	—	185
Limited-Term Federal Mortgage Securities Fund	687	—	—	—	687
Maryland Municipal Bond Fund	1	82	948	—	1,031
North Carolina Tax-Exempt Bond Fund	8	—	2,000	—	2,008
Seix Floating Rate High Income Fund	104,270	—	—	—	104,270
Seix Global Strategy Fund	220	—	—	6	226
Seix High Yield Fund	131,470	—	—	—	131,470
Short-Term Bond Fund	10,496	—	—	—	10,496
Short-Term U.S. Treasury Securities Fund	790	223	—	—	1,013
Total Return Bond Fund	39,194	8,592	—	6,002	53,788
Ultra-Short Bond Fund	1,635	—	—	—	1,635
U.S. Government Securities Fund	1,409	2,310	—	—	3,719
U.S. Government Securities Ultra-Short Bond Fund	24,487	—	—	—	24,487
Virginia Intermediate Municipal Bond Fund	97	1,193	6,529	—	7,819

**	Net ordinary income includes taxable market discount income and net short-term capital gains, if any.

***	The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2011.

****	The Funds hereby designate these amounts as Exempt Interest Dividends.

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

The tax character of distributions paid to shareholders during the year ended March 31, 2010 was as follows (in thousands):

	Distributions paid from
	Net	Net Long			Total
	Investment	Term Capital	Tax-Exempt	Return of	Distributions
Fund	Income($)	Gains($)	Distributions($)	Capital($)	Paid($)*

Corporate Bond Fund	6,617	—	—	418	7,035
Georgia Tax-Exempt Bond Fund	—	—	7,211	—	7,211
High Grade Municipal Bond Fund	20	—	2,721	—	2,741
High Income Fund	6,520	—	—	—	6,520
Intermediate Bond Fund	47,782	1,022	—	—	48,804
Investment Grade Bond Fund	16,075	—	—	—	16,075
Investment Grade Tax-Exempt Bond Fund	14,671	479	29,558	—	44,708
Limited Duration Fund	189	—	—	—	189
Limited-Term Federal Mortgage Securities Fund	1,405	—	—	—	1,405
Maryland Municipal Bond Fund	—	—	1,107	—	1,107
North Carolina Tax-Exempt Bond Fund	7	—	1,874	—	1,881
Seix Floating Rate High Income Fund	50,649	—	—	—	50,649
Seix Global Strategy Fund	268	—	—	—	268
Seix High Yield Fund	106,738	—	—	—	106,738
Short-Term Bond Fund	12,363	—	—	—	12,363
Short-Term U.S. Treasury Securities Fund	969	91	—	—	1,060
Total Return Bond Fund	29,881	2,965	—	—	32,846
Ultra-Short Bond Fund	1,707	—	—	—	1,707
U.S. Government Securities Fund	12,635	11,070	—	—	23,705
U.S. Government Securities Ultra-Short Bond Fund	14,212	—	—	—	14,212
Virginia Intermediate Municipal Bond Fund	57	501	7,229	—	7,787

*	Total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

As of March 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

							Total
	Undistributed				Accumulated	Unrealized	Accumulated
	Tax Exempt	Ordinary	Long Term	Accumulated	Capital and	Appreciation/	Earnings
Fund	Income($)	Income($)	Capital Gains($)	Earnings($)	Other Losses($)*	(Depreciation)($)**	(Deficit)($)

Corporate Bond Fund	—	—	1,982	1,982	—	5,077	7,059
Georgia Tax-Exempt Bond Fund	734	—	—	734	(7,564)	(1,280)	(8,110)
High Grade Municipal Bond Fund	158	—	—	158	(986)	1,267	439
High Income Fund	—	6,713	1,105	7,818	—	18,697	26,515
Intermediate Bond Fund	—	—	—	—	—	32,072	32,072
Investment Grade Bond Fund	—	—	—	—	—	11,847	11,847
Investment Grade Tax-Exempt Bond Fund	1,918	—	—	1,918	(7,479)	7,315	1,754
Limited Duration Fund	—	10	—	10	(1,558)	84	(1,464)
Limited-Term Federal Mortgage Securities Fund	—	38	—	38	(17,243)	152	(17,053)
Maryland Municipal Bond Fund	23	—	19	42	—	348	390
North Carolina Tax-Exempt Bond Fund	88	—	—	88	(1,562)	(38)	(1,512)
Seix Floating Rate High Income Fund	—	17,429	—	17,429	(53,470)	61,377	25,336
Seix Global Strategy Fund	—	—	—	—	(1,142)	66	(1,076)
Seix High Yield Fund	—	10,769	—	10,769	(42,070)	121,034	89,733
Short-Term Bond Fund	—	786	—	786	(6,923)	4,027	(2,110)
Short-Term U.S. Treasury Securities Fund	—	29	8	37	—	420	457
Total Return Bond Fund	—	—	—	—	(605)	16,744	16,139
Ultra-Short Bond Fund	—	147	—	147	(4,361)	598	(3,616)
U.S. Government Securities Fund	—	818	229	1,047	—	701	1,748
U.S. Government Securities Ultra-Short Bond Fund	—	2,723	—	2,723	(16,902)	13,042	(1,137)
Virginia Intermediate Municipal Bond Fund	508	—	225	733	—	5,391	6,124

*	As of the latest tax year end of March 31, 2011, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

As of March 31, 2011, unexpired capital loss carryforwards were as follows (in thousands):

	Expires
Fund	2012($)	2013($)	2014($)	2015($)	2016($)	2017($)	2018($)	2019($)

Georgia Tax-Exempt Bond Fund	—	—	—	—	91	2,203	1,455	—
High Grade Municipal Bond Fund	—	—	—	—	—	986	—	—
Investment Grade Tax-Exempt Bond Fund	—	—	—	—	—			—
Limited Duration Fund	—	—	—	—	—	457	1,102	—
Limited-Term Federal Mortgage Securities Fund	1,720	3,272	5,209	4,062	2,980	—	—	—
North Carolina Tax-Exempt Bond Fund	—	—	—	—	264	613	—	—
Seix Floating Rate High Income Fund	—	—	—	—	—	24,483	28,987	—
Seix Global Strategy Fund	—	—	—	—	—	—	—	356
Seix High Yield Fund	—	—	—	—	—	10,912	31,158	—
Short-Term Bond Fund	22	353	47	1,052	—	888	4,561	—
Short-Term U.S. Treasury Securities Fund	—	—	—	—	—	—	—	—
Ultra-Short Bond Fund	494	548	573	667	—	203	1,363	451
U.S. Government Securities Ultra-Short Bond Fund	297	393	272	150	—	—	700	10,095

Amounts designated as “—” are $0 or have been rounded to $0.

Capital loss carryforwards may be applied to offset future realized capital gains and may thus reduce future capital gain distributions.

During the year ended March 31, 2011, the following Funds utilized capital loss carryforwards as follows (in thousands):

Fund	Amount($)

Corporate Bond Fund	7,261
Georgia Tax-Exempt Bond Fund	834
High Grade Municipal Bond Fund	841
High Income Fund	4,123
Limited Duration Fund	122
Limited-Term Federal Mortgage Securities Fund	973
Maryland Municipal Bond Fund	219
North Carolina Tax-Exempt Bond Fund	77
Seix Floating Rate High Income Fund	16,387
Seix High Yield Fund	84,226
Short-Term Bond Fund	3,739

The Short-Term Bond Fund had $3,729, in thousands, of capital loss carryforwards that expired in fiscal 2011.

Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the year ended March 31, 2011, the following Funds have net capital losses (in thousands):

Fund	Amount($)

Georgia Tax-Exempt Bond Fund	3,815
Investment Grade Tax-Exempt Bond Fund	7,479
North Carolina Tax-Exempt Bond Fund	685
Seix Global Strategy Fund	786	*
Total Return Bond Fund	605
Ultra-Short Bond Fund	62
U.S. Government Securities Ultra-Short Bond Fund	4,995

*	The Seix Global Strategy Fund has elected to defer net capital losses and currency losses of $650 and $136, respectively, in thousands.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

6.	Risks

The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Certain Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities.

Certain of the Funds may invest in first and second lien senior floating rate loans. The risk associated with floating rate loans is similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Fund to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Fund may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

Certain of the Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Certain of the Funds’ concentrations of investments in securities of issuers located in a specific region subjects that Fund to the economic and government policies of the region and may increase risk versus that of a fund whose investments are more diversified.

Certain of the Funds invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans shortens the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid. Estimates of such prepayments are used to calculate expected maturity dates and a Fund’s average duration.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

Certain Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank, Federal Agricultural Mortgage Corporation and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

Please refer to the prospectus for a complete description of the risks associated with the Funds.

7.	Investments in Affiliated Issuers

Affiliated holdings are mutual funds which are managed by the Investment Adviser or an affiliate of the Investment Adviser or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, the Investment

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2011

Adviser was paid an investment advisory fee by the affiliated Investments listed beneath its name below. Investments in affiliated issuers during the year ended March 31, 2011, were as follows:

	Share			Share
	Balance at			Balance at	Dividend	Net Realized
	March 31,			March 31,	Income	Gain (Loss)
Name of Affiliated Issuer	2010	Purchases	Sales	2011	(in thousands)	(in thousands)

Corporate Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	—	31,031,759	31,031,759	—	$1	$—

Total					$1	$—

High Grade Municipal Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	—	—	—	—	$—	$—

Total					$—	$—

High Income Fund
RidgeWorth Institutional Cash Management Money Market Fund	31,592,993	178,164,600	209,757,593	—	$19	$—

Total					$19	$—

Intermediate Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	79,709,220	727,448,121	807,157,341	—	$167	$—

Total					$167	$—

Investment Grade Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	16,287,950	182,250,895	198,538,845	—	$9	$—

Total					$9	$—

Investment Grade Tax-Exempt Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	51,718,504	77,816,319	129,534,823	—	$1	$—

Total					$1	$—

Limited Duration Fund
RidgeWorth Institutional Cash Management Money Market Fund	4,774,051	13,542,651	18,316,702	—	$1	$—

Total					$1	$—

Limited-Term Federal Mortgage Securities Fund
RidgeWorth Institutional U.S. Government Securities Money Market Fund	6,345,664	25,034,795	31,380,459	—	$3	$—

Total					$3	$—

North Carolina Tax-Exempt Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	—	499,542	499,542	—	$—	$—

Total					$—	$—

Seix Floating Rate High Income Fund
RidgeWorth Institutional Cash Management Money Market Fund	153,604,890	874,784,405	1,028,389,295	—	$73	$—

Total					$73	$—

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH FUNDS  March 31, 2011

	Share			Share
	Balance at			Balance at	Dividend	Net Realized
	March 31,			March 31,	Income	Gain (Loss)
Name of Affiliated Issuer	2010	Purchases	Sales	2011	(in thousands)	(in thousands)

Seix Global Strategy Fund
RidgeWorth Institutional Cash Management Money Market Fund	9,006,445	118,060,808	127,067,253	—	$9	$—

Total					$9	$—

Seix High Yield Fund
RidgeWorth Institutional Cash Management Money Market Fund	109,919,623	786,997,680	896,917,303	—	$34	$—

Total					$34	$—

Short-Term Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	22,041,275	61,036,949	83,078,224	—	$4	$—
RidgeWorth Institutional U.S. Government Securities Money Market Fund	2,817,629	4,232,827	7,050,456	—	—	—

Total					$4	$—

Total Return Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	123,510,231	405,334,570	528,844,801	—	$70	$—

Total					$70	$—

Ultra-Short Bond Fund
RidgeWorth Institutional Cash Management Money Market Fund	3,311,999	34,013,928	37,325,927	—	$1	$—
RidgeWorth Institutional U.S. Government Securities Money Market Fund	2,213,318	1,003,044	3,216,362	—	—	—

Total					$1	$—

U.S. Government Securities Fund
RidgeWorth Institutional U.S. Government Securities Money Market Fund	6,535,835	17,388,724	23,924,559	—	$1	$—

Total					$1	$—

U.S. Government Securities Ultra-Short Bond Fund
RidgeWorth Institutional U.S. Government Securities Money Market Fund	71,122,143	47,462,376	118,584,519	—	$1	$—

Total					$1	$—

8.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued for purposes of recognition or disclosure in the financial statements. Management has determined that, except as set forth below, there are no material events that would require disclosure in the Funds’ financial statements through this date.

The Fund Compliance Services Agreement with FCS was terminated on May 15, 2011.

On May 19, 2011, the Board approved the liquidation and closing of the RidgeWorth Seix Global Strategy Fund (the “Fund”). The Fund expects to complete the liquidation and closing on or around June 10, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH FUNDS  March 31, 2011

To the Board of Trustees and Shareholders of
RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund and Virginia Intermediate Municipal Bond Fund, (twenty-one of the funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Atlanta, Georgia
May 27, 2011

OTHER FEDERAL TAX INFORMATION
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

The following Funds hereby designate the following amounts as long term capital gain distributions (in thousands):

Fund	Amount($)

Corporate Bond Fund	2,815
High Income Fund	574
Intermediate Bond Fund	24,181
Investment Grade Bond Fund	9,001
Investment Grade Tax-Exempt Bond Fund	4,893
Maryland Municipal Bond Fund	82
Short-Term U.S. Treasury Securities Fund	223
Total Return Bond Fund	8,592
U.S. Government Securities Fund	2,310
Virginia Intermediate Municipal Bond Fund	1,193

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

Information pertaining to the Trustees of the Trust is set forth below. The Trust’s statement of additional information includes additional information about the Trustees and is available without charge by calling 1-888-784-3863.

				Number of
			Principal	Portfolios in	Other Directorships
	Position	Term of	Occupation(s)	the RidgeWorth	Held By Trustee
	Held with	Office and Length	During the	Complex Overseen	During the Past
Name and Age	the Trust	of Time Served	Past 5 Years	by Trustees	5 Years
Jeffrey M. Biggar Age: 61	Trustee	Indefinite; since 2007	Managing Director, Little Mountain Group, LLC (since 2011); Chief Operating Officer (Cedar Brook Financial Partners LLC) (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	37	GenSpring Trust

George C. Guynn Age: 68	Trustee	Indefinite; since 2008	Retired. President (1996-2006) and Chief Executive Officer (1995-2006) Federal Reserve Bank of Atlanta.	37	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods Inc.; Acuity Brands Inc.; GenSpring Trust

Sidney E. Harris Age: 61	Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	37	Total System Services, Inc.; GenSpring Trust

Warren Y. Jobe Age: 70	Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	37	WellPoint, Inc; UniSource Energy Corp.

Connie D. McDaniel Age: 52	Trustee	Indefinite; since 2005	Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	37	None

Clarence H. Ridley Age: 68	Trustee	Indefinite; since 2001	Chairman Emeritus (since 2010); Chairman, Havertys Furniture Companies (2001-2010).	37	Crawford & Co.; Havertys Furniture Companies

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

Term of
Office and
Name, Address	Position(s) Held	Length of	Principal Occupation(s)
and Age	with the Trust	Time Served	During the Past 5 Years
Julia R. Short Age: 38	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments. (since 2004); Relationship Manager, SEI Investments (financial services) (1994-2004).

Joseph M. O’Donnell Age: 56	Executive Vice President and Chief Compliance Officer	One year; since April 2011	Chief Compliance Officer of the ING Funds (2004-2011); Executive Vice President of the ING Funds (2004-2011); Chief Compliance Officer of ING Investments, LLC (2006-2008 and October 2009-2011); and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006-2008 and 2009-2011). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (2006).

Cynthia L. Morse-Griffin Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 35	Treasurer; Chief Financial Officer and Chief Accounting Officer	One year; since 2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).

Alan Otis State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 39	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 1995).*

James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 35	Assistant Treasurer	One year; since 2010	Assistant Vice President, State Street Bank and Trust Company (since 2001).*

James M. Atwood Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 46	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2010	Compliance Analyst, Foreside Compliance Services, LLC (since 2007); personal sabbatical (2004-2007); Attorney, Pierce Atwood (law firm) (2001-2004).

Julie Tedesco State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 53	Secretary and Chief Legal Officer	One year; since 2010	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (since 2000).*

Odeh Stevens State Street Bank and Trust Company Mailstop JHT 1732 200 Clarendon Street Boston, MA 02116 Age: 42	Assistant Secretary	One year; since 2010	Vice President and Counsel, State Street Bank and Trust Company (since 2005). Legal Product Manager, Fidelity Investments (2000-2005).

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Seix Investment Advisors LLC and StableRiver Capital Management LLC (together, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 14, 2010, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 10, 2010, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  September 30, 2005
(Unaudited)

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/10($)	03/31/11($)	10/01/10-03/31/11($)	10/01/10-03/31/11(%)

Corporate Bond Fund	I Shares	1,000.00	988.10	2.63	0.53
	A Shares	1,000.00	986.60	4.21	0.85
	C Shares	1,000.00	972.90	7.43	1.51
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	895.80	2.93	0.62
	A Shares	1,000.00	940.40	3.73	0.77
High Grade Municipal Bond Fund	I Shares	1,000.00	953.80	3.17	0.65
	A Shares	1,000.00	952.30	3.89	0.80
High Income Fund	I Shares	1,000.00	1,104.30	3.67	0.70
	A Shares	1,000.00	1,102.60	5.24	1.00
	R Shares	1,000.00	1,100.30	7.80	1.49
Intermediate Bond Fund	I Shares	1,000.00	986.60	1.68	0.34
	A Shares	1,000.00	985.40	2.97	0.60
	R Shares	1,000.00	983.10	5.83	1.18
Investment Grade Bond Fund	I Shares	1,000.00	967.70	2.80	0.57
	A Shares	1,000.00	965.60	4.17	0.85
	R Shares	1,000.00	974.80	6.15	1.25
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	967.70	2.80	0.57
	A Shares	1,000.00	965.60	4.17	0.85
Limited Duration Fund	I Shares	1,000.00	1,006.30	1.00	0.20
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,010.00	3.31	0.66
	A Shares	1,000.00	1,009.00	4.31	0.86
	C Shares	1,000.00	1,005.00	8.30	1.66

Maryland Municipal Bond Fund	I Shares	1,000.00	955.00	3.36	0.69
	A Shares	1,000.00	954.30	4.09	0.84
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	952.30	3.16	0.65
	A Shares	1,000.00	951.40	3.89	0.80
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,054.10	2.61	0.51
	A Shares	1,000.00	1,052.50	4.30	0.84
	C Shares	1,000.00	1,050.20	7.67	1.50
Seix Global Strategy Fund	I Shares	1,000.00	958.40	3.81	0.78
	A Shares***	1,000.00	958.40	5.52	1.46
Seix High Yield Fund	I Shares	1,000.00	1,079.30	2.64	0.51
	A Shares	1,000.00	1,077.80	3.94	0.76
	R Shares	1,000.00	1,076.40	7.20	1.38
Short-Term Bond Fund	I Shares	1,000.00	999.90	2.39	0.48
	A Shares	1,000.00	998.90	3.44	0.69
	C Shares	1,000.00	994.90	7.36	1.48

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/10($)	03/31/11($)	10/01/10-03/31/11($)	10/01/10-03/31/11(%)

Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	995.10	2.74	0.55
	A Shares	1,000.00	994.20	3.63	0.73
	C Shares	1,000.00	990.10	7.69	1.55
Total Return Bond Fund	I Shares	1,000.00	993.20	1.69	0.34
	A Shares	1,000.00	994.60	2.93	0.59
	R Shares	1,000.00	991.10	4.37	0.88
Ultra-Short Bond Fund	I Shares	1,000.00	1,005.40	1.50	0.30
U.S. Government Securities Fund	I Shares	1,000.00	967.90	3.09	0.63
	A Shares	1,000.00	966.40	4.61	0.94
	C Shares	1,000.00	963.10	7.98	1.63
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,005.70	1.65	0.33
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	974.30	3.05	0.62
	A Shares	1,000.00	973.60	3.79	0.77

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year(182) divided by the number of days in the fiscal year(365).

**	Annualized.

***	Information shown reflects values for the period from December 16, 2010 (commencement of operations) to March 31, 2011 and has been calculated using expense ratios and rates of return for the same period.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value	Account Value	During Period*	During Period**
Fund	Class		10/01/10($)	03/31/11($)	10/01/10-03/31/11($)	10/01/10-03/31/11(%)

Corporate Bond Fund	I Shares		1,000.00	1,022.29	2.67	0.53
	A Shares		1,000.00	1,020.69	4.28	0.85
	C Shares		1,000.00	1,017.40	7.59	1.51
Georgia Tax-Exempt Bond Fund	I Shares		1,000.00	1,021.84	3.13	0.62
	A Shares		1,000.00	1,021.09	3.88	0.77
High Grade Municipal Bond Fund	I Shares		1,000.00	1,021.69	3.28	0.65
	A Shares		1,000.00	1,020.94	4.03	0.80
High Income Fund	I Shares		1,000.00	1,021.44	3.53	0.70
	A Shares		1,000.00	1,019.95	5.04	1.00
	R Shares		1,000.00	1,017.50	7.49	1.49
Intermediate Bond Fund	I Shares		1,000.00	1,023.24	1.72	0.34
	A Shares		1,000.00	1,021.94	3.02	0.60
	R Shares		1,000.00	1,019.05	5.94	1.18
Investment Grade Bond Fund	I Shares		1,000.00	1,022.09	2.87	0.57
	A Shares		1,000.00	1,020.69	4.28	0.85
Investment Grade Tax-Exempt Bond Fund	I Shares		1,000.00	1,022.09	2.87	0.57
	A Shares		1,000.00	1,020.69	4.28	0.85
Limited Duration Fund	I Shares		1,000.00	1,023.93	1.01	0.20

Limited-Term Federal Mortgage Securities Fund	I Shares		1,000.00	1,021.64	3.33	0.66
	A Shares		1,000.00	1,020.64	4.33	0.86
	C Shares		1,000.00	1,016.65	8.35	1.66
Maryland Municipal Bond Fund	I Shares		1,000.00	1,021.49	3.48	0.69
	A Shares		1,000.00	1,020.74	4.23	0.84
North Carolina Tax-Exempt Bond Fund	I Shares		1,000.00	1,021.69	3.28	0.65
	A Shares		1,000.00	1,020.94	4.03	0.80

Seix Floating Rate High Income Fund	I Shares		1,000.00	1,022.39	2.57	0.51
	A Shares		1,000.00	1,020.74	4.23	0.84
	C Shares		1,000.00	1,017.45	7.54	1.50
Seix Global Strategy Fund	I Shares		1,000.00	1,021.04	3.93	0.78
	A Shares	***	1,000.00	1,013.68	5.68	1.46
Seix High Yield Fund	I Shares		1,000.00	1,022.39	2.57	0.51
	A Shares		1,000.00	1,021.14	3.83	0.76
	R Shares		1,000.00	1,018.00	6.99	1.39
Short-Term Bond Fund	I Shares		1,000.00	1,022.54	2.42	0.48
	A Shares		1,000.00	1,021.49	3.48	0.69
	C Shares		1,000.00	1,017.55	7.44	1.48
Short-Term U.S. Treasury Securities Fund	I Shares		1,000.00	1,022.19	2.77	0.55
	A Shares		1,000.00	1,021.29	3.68	0.73
	C Shares		1,000.00	1,017.20	7.80	1.55
Total Return Bond Fund	I Shares		1,000.00	1,023.24	1.72	0.34
	A Shares		1,000.00	1,021.99	2.97	0.59

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2011
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/10($)	03/31/11($)	10/01/10-03/31/11($)	10/01/10-03/31/11(%)

	R Shares	1,000.00	1,020.54	4.43	0.88
Ultra-Short Bond Fund	I Shares	1,000.00	1,023.44	1.51	0.30
U.S. Government Securities Fund	I Shares	1,000.00	1,021.79	3.18	0.63
	A Shares	1,000.00	1,020.24	4.73	0.94
	C Shares	1,000.00	1,016.80	8.20	1.63
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,023.29	1.66	0.33
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,021.84	3.13	0.62
	A Shares	1,000.00	1,021.09	3.88	0.77

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year(182) divided by the number of days in the fiscal year(365).

**	Annualized.

***	Information shown reflects values for the period from December 16, 2010 (commencement of operations) to March 31, 2011 and has been calculated using expense ratios and rates of return for the same period.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Investment Adviser:
RidgeWorth Investments
3333 Piedmont Road, NE, Suite 1500
Atlanta, Georgia 30305
www.ridgeworth.com
Investment Subadvisers:
Seix Investment Advisors LLC 10
Mountainview Road, Suite C-200
Upper Saddle River, New Jersey 07458
www.seixadvisors.com
StableRiver Capital Management LLC
3333 Piedmont Road, NE, Suite 1500
Atlanta, Georgia 30305
www.stableriver.com
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.
Distributor:
RidgeWorth Distributors LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

Item 2.	Code of Ethics.
(a)	RidgeWorth Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant’s Code of Ethics was amended on July 20, 2010, solely to remove RidgeWorth Variable Trust, a separate investment company that ceased operations.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.
(a)	(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The name of the audit committee financial expert is Connie McDaniel. Ms. McDaniel has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.
(a) Audit Fees — The aggregate fees billed for the last two fiscal years ended March 31 for the Funds for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	Current Year	Previous Year

Audit Fees	$600,528	$746,758
(b) Audit Related Fees — The aggregate fees billed for the last two fiscal years ended March 31 for the Funds for professional services rendered by the principal accountant to the Registrant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 are set forth below.

	Current Year		Previous Year
Audit-Related Fees	$50,850	(1)	$109,670	(2)

(1)	Services related to conversion to service provider performed by the principal accountant.

(2)	Services related to security count examinations under Rule 17f-2 of the Investment Company Act of 1940, as amended.

There were no fees billed for the last two fiscal years ended March 31 for the Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the Registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.
(c) Tax Fees — The aggregate fees billed for the last two fiscal years ended March 31 for the Funds for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning are set forth below.

	Current Year	Previous Year
Tax Fees	$0	$0
There were no fees billed for the last two fiscal years ended March 31 for the Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.
(d) All Other Fees — The aggregate fees billed for the last two fiscal years ended March 31 for the Funds for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraph (a) — (c) of this Item 4 are set forth below.

	Current Year	Previous Year
All Other Fees	$0	$0
There were no fees billed for the last two fiscal years ended March 31 for the Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.
(e)(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the Trust (and certain Trust service providers) as required by, and in accordance with applicable law. The Audit Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Audit Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law. The Registrant has not adopted policies and procedures with respect to pre-approval of audit and non-audit services.
(e)(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for the last two fiscal years ended March 31 for the Funds for services rendered by the principal accountant to the Registrant are set forth below.

Current Year	Previous Year
$1,526,528 (1)	$2,402,315	(1)

(1)	Non-audit services relate principally to services to SunTrust Banks, Inc. and affiliates related to general corporate and state and local tax assistance and accounting matters and various strategic reporting consulting projects.
The Registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were not billed for any aggregate non-audit fees by the principal accountant for the last two fiscal years ended March 31.
(h) In regards to Item 4 (g), the Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Schedule of Investments.
(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)	(1)	Code of Ethics is attached hereto.

	(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

	(3)	Not applicable.
(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIDGEWORTH FUNDS

By:	/s/ Julia Short Julia Short
President

Date:	June 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Julia Short Julia Short
President

Date:	June 6, 2011

By:	/s/ Cynthia L. Morse-Griffin Cynthia L. Morse-Griffin
Treasurer

Date:	June 6, 2011